                                                Filed Pursuant to Rule 424(b)(5)
                                               Registration File No.: 333-125593

                   SUBJECT TO COMPLETION, DATED JULY 8, 2005

The information in this preliminary prospectus supplement is not complete and may be changed. These securities described may not be sold nor may offers to buy be accepted prior to the time a final prospectus is delivered. This preliminary prospectus supplement and prospectus are not an offering to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS SUPPLEMENT
(To Prospectus dated June 7, 2005)

                          $1,157,803,000 (APPROXIMATE)
                    MORGAN STANLEY CAPITAL I TRUST 2005-TOP19
                                    as Issuer

                          MORGAN STANLEY CAPITAL I INC.
                                  as Depositor

                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                            as Mortgage Loan Sellers

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-TOP19

                             ----------------------

         The depositor is offering selected classes of its Series 2005-TOP19
Commercial Mortgage Pass-Through Certificates, which represent beneficial ownership interests in a trust. The trust's assets will primarily be 156 mortgage loans secured by first mortgage liens on commercial, manufactured housing community and multifamily properties. The Series 2005-TOP19 Certificates are not obligations of the depositor, the sellers of the mortgage loans or any of their affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.

                             ----------------------

         Investing in the certificates offered to you involves risks. See "Risk
Factors" beginning on page s-31 of this prospectus supplement and page 9 of the prospectus.

                             ----------------------

           Characteristics of the certificates offered to you include:


               APPROXIMATE INITIAL                           PASS-THROUGH
                   CERTIFICATE             INITIAL                RATE              RATINGS
    CLASS          BALANCE (1)        PASS-THROUGH RATE     DESCRIPTION (2)       (FITCH/S&P)
-------------  -------------------    -----------------    ----------------       -----------

CLASS A-1          $  75,400,000              %                 FIXED               AAA/AAA
CLASS A-2          $  84,600,000              %                 FIXED               AAA/AAA
CLASS A-3          $  44,700,000              %                 FIXED               AAA/AAA
CLASS A-AB         $  84,100,000              %                 FIXED               AAA/AAA
CLASS A-4A         $ 642,754,000              %                 FIXED               AAA/AAA
CLASS A-4B         $  88,050,000              %                 FIXED               AAA/AAA
CLASS A-J          $  87,526,000              %                 FIXED               AAA/AAA
CLASS B            $  23,033,000              %                 FIXED                AA/AA
CLASS C            $  12,285,000              %                 FIXED               AA-/AA-
CLASS D            $  15,355,000              %                 FIXED                 A/A


-------------

(1) The certificate balances are approximate and on the closing date may vary by up to 5%.

(2) The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4A, Class A-4B,
    Class A-J, Class B, Class C and Class D Certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or
    (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero.

                             ----------------------

         The Securities and Exchange Commission and state securities regulators have not approved or disapproved the certificates offered to you or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             ----------------------

         Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. will act as co-lead managers and co-bookrunners with respect to the offered certificates.
Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc., the
underwriters, will purchase the certificates offered to you from the depositor and will offer them to the public at negotiated prices determined at the time of sale. The underwriters expect to deliver the certificates to purchasers on or
about July   , 2005. The depositor expects to receive from this offering
approximately $   , plus accrued interest from the cut-off date, before
deducting expenses payable by the depositor.

                             ----------------------

MORGAN STANLEY                                         BEAR, STEARNS & CO. INC.

                                   July   , 2005

                                 [MAP OMITTED]

                         MORGAN STANLEY CAPITAL I INC.

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-TOP19
                      GEOGRAPHIC OVERVIEW OF MORTGAGE POOL

WASHINGTON
5 properties
$42,222,662
3.4% of total

IDAHO
1 property
$5,200,000
0.4% of total

MISSOURI
1 property
$3,217,500
0.3% of total

IOWA
1 property
$1,918,078
0.2% of total

MINNESOTA
3 properties
$26,628,174
2.2% of total

ILLINOIS
9 properties
$88,179,919
7.2% of total

WISCONSIN
2 properties
$7,126,903
0.6% of total

INDIANA
2 properties
$26,057,801
2.1% of total

PENNSYLVANIA
2 properties
$3,832,747
0.3% of total

NEW HAMPSHIRE
3 properties
$11,492,155
0.9% of total

MAINE
3 properties
$6,295,774
0.5% of total

MICHIGAN
2 properties
$6,994,253
0.6% of total

NEW YORK
12 properties
$104,119,625
8.5% of total

CONNECTICUT
5 properties
$85,315,000
6.9% of total

OHIO
3 properties
$7,935,720
0.6% of total

RHODE ISLAND
1 property
$5,546,277
0.5% of total

NEW JERSEY
9 properties
$68,427,220
5.6% of total

DISTRICT OF COLUMBIA
1 property
$13,285,982
1.1% of total

MARYLAND
4 properties
$39,535,101
3.2% of total

VIRGINIA
5 properties
$35,374,584
2.9% of total

WEST VIRGINIA
1 property
$2,673,665
0.2% of total

NORTH CAROLINA
2 properties
$5,427,264
0.4% of total

GEORGIA
5 properties
$120,990,291
9.8% of total

FLORIDA
17 properties
$80,530,769
6.6% of total

ALABAMA
25 properties
$5,352,229
0.4% of total

KENTUCKY
1 property
$7,700,000
0.6% of total

MISSISSIPPI
9 properties
$1,417,324
0.1% of total

LOUISIANA
58 properties
$23,338,054
1.9% of total

TEXAS
17 properties
$102,713,244
8.4% of total

COLORADO
5 properties
$13,868,346
1.1% of total

ARIZONA
27 properties
$35,146,990
2.9% of total

SOUTHERN CALIFORNIA
15 properties
$115,223,518
9.4% of total

NORTHERN CALIFORNIA
14 properties
$58,816,864
4.8% of total

NEVADA
4 properties
$24,697,836
2.0% of total

ALASKA
2 properties
$23,036,880
1.9% of total

HAWAII
1 property
$19,000,000
1.5% of total

[  ]  <1.0% of Cut-Off Date Balance
[  ]  1.0% - 5.0% of Cut-Off Date Balance
[  ]  5.1% - 10.0% of Cut-Off Date Balance
[  ] >10.0% of Cut-Off Date Balance

[PICTURE OMITTED]

ONE BUCKHEAD, Atlanta, GA

[PICTURE OMITTED]

BROOKS BROTHERS BUILDING, New York, NY

[PICTURE OMITTED]

BRISTOL GROUP PORTFOLIO - EXTRA SPACE STORAGE - SAN RAMON, San Ramon, CA

[PICTURE OMITTED]

ADOBE BUILDING, Seattle, WA

[PICTURE OMITTED]

HILTON DEL MAR, Del Mar, CA

[PICTURE OMITTED]

NEW LONDON MALL, New London, CT

[PICTURE OMITTED]

[PICTURE OMITTED]

INDIAN SPRINGS CENTER, The Woodlands, TX

[PICTURE OMITTED]

SHERWOOD LAKES APARTMENTS, Schererville, IN

[PICTURE OMITTED]

[PICTURE OMITTED]

PORT COVINGTON SHOPPING CENTER, Baltimore, MD

[PICTURE OMITTED]

LEWIS PORTFOLIO - BOCA STORAGE, Boca Raton, FL

[PICTURE OMITTED]

LEWIS PORTFOLIO - DEERFIELD STORAGE, Deerfield Branch, FL

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

         Information about the certificates offered to you is contained in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to the certificates offered to you; and (b) this prospectus supplement, which describes the specific terms of the certificates offered to you.

         You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. The depositor has not authorized anyone to provide you with information that is different from that contained in this prospectus supplement and the prospectus.

                         ------------------------------

         This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

         The Series 2005-TOP19 Certificates are not obligations of the depositor or any of its affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.

         In this prospectus supplement, the terms "depositor," "we" and "us"
refer to Morgan Stanley Capital I Inc.

                         ------------------------------

         We will not list the certificates offered to you on any national securities exchange or any automated quotation system of any registered securities association such as NASDAQ.

                         ------------------------------

         Until ninety days after the date of this prospectus supplement, all dealers that buy, sell or trade the certificates offered by this prospectus supplement, whether or not participating in this offering, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the dealers' obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                    NOTICE TO RESIDENTS OF THE UNITED KINGDOM

         The trust fund described in this prospectus supplement is a collective investment scheme as defined in the Financial Services and Markets Act 2000
("FSMA") of the United Kingdom. It has not been authorized, or otherwise recognized or approved by the United Kingdom's Financial Services Authority and,
as an unregulated collective investment scheme, accordingly cannot be marketed in the United Kingdom to the general public.

         The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Article 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act
2000 (Financial Promotion) Order 2001 (all such persons together being referred to as "FPO Persons"), and (B) if made by a person who is an authorized person under the FSMA, is being made only to, or directed only at, persons who (1) are outside the United Kingdom, or (2) have professional experience in participating in unregulated collective investment schemes, or (3) are persons falling within
Article 22(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Promotion
of Collective Investment Schemes) (Exemptions) Order 2001 (all such persons together being referred to as "PCIS Persons" and together with the FPO Persons, the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

         Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                      S-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      S-4

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
PROSPECTUS SUPPLEMENT AND THE

     Reports to Certificateholders; Available

     The Paying Agent, Certificate Registrar
         and Authenticating Agent ...............S-93
     Expected Final Distribution Date; Rated
         Final Distribution Date ................S-94
     Amendments to the Pooling and Servicing

     Material Terms and Characteristics of the
         Mortgage Loans ........................S-104
     Assessments of Property Value and ConditionS-111

     Servicing of the JL Holdings Portfolio
         Loan Group, the Hinckley Portfolio
         Loan Group, the Oak Tree Village
         Apartments A/B Mortgage Loan and
         the Missouri City Shopping Center

     The Oak Tree Village Apartments A/B
         Mortgage Loan .........................S-129
     The Missouri City Shopping Center A/B

     Prepayment Premiums and Yield Maintenance

     Special Exemption Applicable to the

APPENDIX I - Mortgage Pool
     Information  (Tables)........................I-1
APPENDIX II - Certain Characteristics
     of the Mortgage Loans.......................II-1
APPENDIX III - Significant
     Loan Summaries.............................III-1
APPENDIX IV - Term Sheet..........................T-1
APPENDIX V - Form of Statement to
     Certificateholders...........................V-1
SCHEDULE A - Class A-AB Planned Principal Balance.A-1
SCHEDULE B - Rates Used in Determination of
     Class X Pass-Through Rates ................. B-1

                                      S-5

                                EXECUTIVE SUMMARY

         This Executive Summary highlights selected information regarding the certificates. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THIS OFFERING
AND THE UNDERLYING MORTGAGE LOANS, YOU SHOULD READ THIS ENTIRE PROSPECTUS
SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS CAREFULLY.



                                                       CERTIFICATE STRUCTURE

--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
                                APPROXIMATE
                                  INITIAL         APPROXIMATE                     APPROXIMATE    WEIGHTED
                                CERTIFICATE         INITIAL                       PERCENT OF     AVERAGE    PRINCIPAL
 APPROXIMATE                     BALANCE OR      PASS-THROUGH       RATINGS          TOTAL        LIFE        WINDOW
CREDIT SUPPORT     CLASS      NOTIONAL AMOUNT        RATE         (FITCH/S&P)    CERTIFICATES     (YRS.)     (MONTHS)
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------

   17.000%      CLASS A-1     $   75,400,000          %             AAA/AAA         6.14%         2.99        1-57
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
   17.000%      CLASS A-2     $   84,600,000          %             AAA/AAA         6.89%         4.81        57-60
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
   17.000%      CLASS A-3     $   44,700,000          %             AAA/AAA         3.64%         6.39        75-79
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
   17.000%      CLASS A-AB    $   84,100,000          %             AAA/AAA         6.85%         7.26       60-111
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
   27.000%      CLASS A-4A    $  642,754,000          %             AAA/AAA         52.32%        9.78       111-120
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
   17.000%      CLASS A-4B    $   88,050,000          %             AAA/AAA         7.17%         9.96       120-120
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
   9.875%       CLASS A-J     $   87,526,000          %             AAA/AAA         7.12%         9.96       120-120
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
   8.000%       CLASS B       $   23,033,000          %              AA/AA          1.87%         10.19      120-137
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
   7.000%       CLASS C       $   12,285,000          %             AA-/AA-         1.00%         12.47      137-163
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
   5.750%       CLASS D       $   15,355,000          %               A/A           1.25%         14.38      163-176
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
   4.750%       CLASS E       $   12,284,000          %              A-/A-          1.00%         14.67      176-177
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
   4.000%       CLASS F       $    9,214,000          %            BBB+/BBB+        0.75%         14.85      177-179
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
   3.250%       CLASS G       $    9,213,000          %             BBB/BBB         0.75%         14.87      179-179
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
   2.375%       CLASS H       $   10,749,000          %            BBB-/BBB-        0.88%         14.88      179-180
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
  --------      CLASSES J-P   $   29,175,747       --------        --------       --------       --------    --------
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
  --------      CLASS X-1     $1,228,438,747       --------         AAA/AAA       --------       --------    --------
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------
  --------      CLASS X-2     $1,202,407,000       --------         AAA/AAA       --------       --------    --------
--------------- ------------- ----------------- ---------------- --------------- -------------- ----------- -----------


     o    The notional amount of the Class X-1 Certificates initially will be
          $1,228,438,747 and the notional amount of the Class X-2 Certificates initially will be $1,202,407,000. The Class X-1 Certificates and the
          Class X-2 Certificates are not offered pursuant to the prospectus and this prospectus supplement. Any information provided in this prospectus supplement regarding the characteristics of these certificates is provided only to enhance your understanding of the offered certificates.

     o    The percentages indicated under the column "Approximate Credit
          Support" with respect to the Class A-1, Class A-2, Class A-3, Class
          A-AB, Class A-4A and Class A-4B Certificates represent the approximate credit support for the Class A-1, Class A-2, Class A-3, Class A-AB,
          Class A-4A and Class A-4B Certificates in the aggregate. Additionally, the credit support percentage set forth for the Class A-4A
          Certificates reflects the credit support provided by the Class A-4B
          Certificates. References in this prospectus supplement to the Class
          A-4 Certificates means the Class A-4A Certificates and the Class A-4B
          Certificates in the aggregate.

     o    The initial certificate balance on the closing date may vary by up to
          5%.

     o    The Class X-1 Certificates and the Class X-2 Certificates (together, the "Class X Certificates") and the Class E, Class F, Class G, Class
          H, Class J, Class K, Class L, Class M, Class N, Class O and Class P
          Certificates are not offered pursuant to this prospectus supplement.

     o    The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4A, Class
          A-4B, Class A-J, Class B, Class C and Class D Certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero.

     o    The principal window is expressed in months following the closing date and reflects the period during which distributions of principal would be received under the assumptions set forth in the following sentence.
          The Weighted Average Life and principal window figures set forth above are based on the following assumptions, among others: (i) no losses on the underlying mortgage loans; (ii) no extensions of maturity dates of mortgage loans that do not have "anticipated repayment dates"; (iii)
          payment in full on the anticipated repayment date or stated maturity date of each mortgage loan having such a date; and (iv) a 0% CPR. See the assumptions set forth under "Yield, Prepayment and Maturity
          Considerations" in this prospectus supplement and under "Structuring
          Assumptions" in the "Glossary of Terms."

     o    Each Class P Certificate is an investment unit consisting of a REMIC regular interest and beneficial ownership of certain excess interest in respect of mortgage loans having anticipated repayment dates.

     o    The Class R-I, R-II and R-III Certificates also represent ownership interests in the trust. These certificates are not represented in this table and are not offered pursuant to this prospectus supplement.

     -----
           Offered certificates.
     -----
     -----
           Certificates not offered pursuant to this prospectus supplement.
     -----

                                      S-6

                        SUMMARY OF PROSPECTUS SUPPLEMENT

         This summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING
OF THE OFFERED CERTIFICATES, YOU SHOULD READ THIS ENTIRE DOCUMENT AND THE
ACCOMPANYING PROSPECTUS CAREFULLY.

                                WHAT YOU WILL OWN

GENERAL...................................  Your certificates (along with the privately offered certificates) will
                                            represent beneficial interests in a
                                            trust created by us on the closing
                                            date. All payments to you will come
                                            only from the amounts received in
                                            connection with the assets of the
                                            trust. The trust's assets will
                                            primarily be 156 mortgage loans
                                            secured by first mortgage liens on
                                            277 commercial, manufactured housing
                                            community and multifamily
                                            properties.

TITLE OF CERTIFICATES.....................  Commercial Mortgage Pass-Through
                                            Certificates, Series 2005-TOP19.

MORTGAGE POOL.............................  The mortgage pool consists of 156 mortgage loans with an aggregate
                                            principal balance of all mortgage
                                            loans as of the cut-off date, of
                                            approximately $1,228,438,747, which
                                            may vary on the closing date by up
                                            to 5%. Each mortgage loan requires
                                            scheduled payments of principal
                                            and/or interest to be made monthly.
                                            For purposes of those mortgage loans
                                            that have a due date on a date other
                                            than the first of the month, we have
                                            assumed that those mortgage loans
                                            are due on the first of the month
                                            for purposes of determining their
                                            cut-off dates and cut-off date
                                            balances.

                                            As of the cut-off date, the balances
                                            of the mortgage loans in the
                                            mortgage pool ranged from
                                            approximately $849,186 to
                                            approximately $85,000,000 and the
                                            mortgage loans had an approximate
                                            average balance of $7,874,607.

                           RELEVANT PARTIES AND DATES

ISSUER....................................  Morgan Stanley Capital I Trust
                                            2005-TOP19.

DEPOSITOR.................................  Morgan Stanley Capital I Inc.

MASTER SERVICER...........................  Wells Fargo Bank, National
                                            Association.

SPECIAL SERVICER..........................  ARCap Servicing, Inc.

PRIMARY SERVICER..........................  Principal Global Investors, LLC with respect to those mortgage loans sold
                                            to the trust by Principal Commercial
                                            Funding, LLC. In addition, Wells
                                            Fargo Bank, National Association
                                            will act as primary servicer with
                                            respect to those mortgage loans sold
                                            to the trust by Wells Fargo Bank,
                                            National Association, Bear Stearns
                                            Commercial Mortgage, Inc. and Morgan
                                            Stanley Mortgage Capital Inc.

TRUSTEE...................................  LaSalle Bank National Association,
                                            a national banking association.

FISCAL AGENT..............................  ABN AMRO Bank N.V., a Netherlands
                                            banking corporation and indirect
                                            corporate parent of the trustee.

PAYING AGENT..............................  Wells Fargo Bank, National
                                            Association, which will also act as
                                            the certificate registrar. See
                                            "Description of the Offered
                                            Certificates--The

                                      S-7

                                            Paying Agent, Certificate Registrar
                                            and Authenticating Agent" in this
                                            prospectus supplement.

OPERATING ADVISER.........................  The holders of certificates representing more than 50% of the
                                            aggregate certificate balance of the
                                            most subordinate class of
                                            certificates, outstanding at any
                                            time of determination, or, if the
                                            certificate balance of that class of
                                            certificates is less than 25% of the
                                            initial certificate balance of that
                                            class, the next most subordinate
                                            class of certificates, may appoint a
                                            representative to act as operating
                                            adviser for the purposes described
                                            in this prospectus supplement;
                                            provided, that with respect to any
                                            A/B Mortgage Loan, a holder of the
                                            related B Note will, to the extent
                                            set forth in the related
                                            intercreditor agreement, instead be
                                            entitled to the rights and powers
                                            granted to the Operating Adviser
                                            under the Pooling and Servicing
                                            Agreement to the extent such rights
                                            and powers relate to the related A/B
                                            Mortgage Loan (but only so long as
                                            the holder of the related B Note is
                                            the directing holder). The initial
                                            operating adviser will be ARCap CMBS
                                            Fund II REIT, Inc.

SELLERS...................................  Bear Stearns Commercial Mortgage,
                                            Inc., as to 44 mortgage loans,
                                            representing 32.6% of the initial
                                            outstanding pool balance.

                                            Wells Fargo Bank, National
                                            Association, as to 48 mortgage
                                            loans, representing 25.3% of the
                                            initial outstanding pool balance.

                                            Morgan Stanley Mortgage Capital
                                            Inc., as to 26 mortgage loans,
                                            representing 22.6% of the initial
                                            outstanding pool balance.

                                            Principal Commercial Funding, LLC,
                                            as to 38 mortgage loans,
                                            representing 19.5% of the initial
                                            outstanding pool balance.

UNDERWRITERS..............................  Morgan Stanley & Co. Incorporated
                                            and Bear, Stearns & Co. Inc.

CUT-OFF DATE..............................  July 1, 2005. For purposes of the information contained in this
                                            prospectus supplement (including the
                                            appendices to this prospectus
                                            supplement), scheduled payments due
                                            in July 2005 with respect to
                                            mortgage loans not having payment
                                            dates on the first day of each month
                                            have been deemed received on July 1,
                                            2005, not the actual day on which
                                            such scheduled payments were due.

CLOSING DATE..............................  On or about July     , 2005.

DISTRIBUTION DATE.........................  The 12th day of each month, or, if such 12th day is not a business day,
                                            the business day immediately
                                            following such 12th day, commencing
                                            in August 2005.

RECORD DATE...............................  With respect to each distribution date, the close of business on the
                                            last business day of the preceding
                                            calendar month.

                                      S-8



                                              ------------------------ ------------------------------------

EXPECTED FINAL DISTRIBUTION DATES........            Class A-1                   April 12, 2010
                                              ------------------------ ------------------------------------

                                                     Class A-2                    July 12, 2010
                                              ------------------------ ------------------------------------

                                                     Class A-3                  February 12, 2012
                                              ------------------------ ------------------------------------

                                                    Class A-AB                  October 12, 2014
                                              ------------------------ ------------------------------------

                                                    Class A-4A                    July 12, 2015
                                              ------------------------ ------------------------------------

                                                    Class A-4B                    July 12, 2015
                                              ------------------------ ------------------------------------

                                                     Class A-J                    July 12, 2015
                                              ------------------------ ------------------------------------

                                                      Class B                   December 12, 2016
                                              ------------------------ ------------------------------------

                                                      Class C                   February 12, 2019
                                              ------------------------ ------------------------------------

                                                      Class D                    March 12, 2020
                                              ------------------------ ------------------------------------


                                            The Expected Final Distribution Date
                                            for each class of certificates is
                                            the date on which such class is
                                            expected to be paid in full,
                                            assuming no delinquencies, losses,
                                            modifications, extensions of
                                            maturity dates, repurchases or
                                            prepayments of the mortgage loans
                                            after the initial issuance of the
                                            certificates. Any mortgage loans
                                            with anticipated repayment dates are
                                            assumed to repay in full on those
                                            dates.

RATED FINAL DISTRIBUTION DATE.............  As to each class of certificates, the distribution date in June 2047.

                              OFFERED CERTIFICATES

GENERAL...................................  We are offering the following ten
                                            (10) classes of our Series
                                            2005-TOP19 Commercial Mortgage
                                            Pass-Through Certificates:

                                            o    Class A-l

                                            o    Class A-2

                                            o    Class A-3

                                            o    Class A-AB

                                            o    Class A-4A

                                            o    Class A-4B

                                            o    Class A-J

                                            o    Class B

                                            o    Class C

                                            o    Class D

                                            The entire series will consist of a
                                            total of twenty-six (26) classes,
                                            the following sixteen (16) of which
                                            are not being offered by this
                                            prospectus supplement and the
                                            accompanying prospectus: Class X-1,
                                            Class X-2,

                                      S-9

                                            Class E, Class F, Class G, Class H,
                                            Class J, Class K, Class L, Class M,
                                            Class N, Class O, Class P, Class
                                            R-I, Class R-II and Class R-III.

CERTIFICATE BALANCE.......................  Your certificates will have the approximate aggregate initial
                                            certificate balance presented in the
                                            chart below and this balance below
                                            may vary by up to 5% on the closing
                                            date:



                                             ---------------------- --------------------------------------------------
                                                   Class A-1                 $75,400,000 Certificate Balance
                                             ---------------------- --------------------------------------------------
                                                   Class A-2                 $84,600,000 Certificate Balance
                                             ---------------------- --------------------------------------------------
                                                   Class A-3                 $44,700,000 Certificate Balance
                                             ---------------------- --------------------------------------------------
                                                  Class A-AB                 $84,100,000 Certificate Balance
                                             ---------------------- --------------------------------------------------
                                                  Class A-4A                $642,754,000 Certificate Balance
                                             ---------------------- --------------------------------------------------
                                                  Class A-4B                 $88,050,000 Certificate Balance
                                             ---------------------- --------------------------------------------------
                                                   Class A-J                 $87,526,000 Certificate Balance
                                             ---------------------- --------------------------------------------------
                                                    Class B                  $23,033,000 Certificate Balance
                                             ---------------------- --------------------------------------------------
                                                    Class C                  $12,285,000 Certificate Balance
                                             ---------------------- --------------------------------------------------
                                                    Class D                  $15,355,000 Certificate Balance
                                             ---------------------- --------------------------------------------------


                                            The certificate balance at any time
                                            is the maximum amount of principal
                                            distributable to a class and is
                                            subject to adjustment on each
                                            distribution date to reflect any
                                            reductions resulting from
                                            distributions of principal to that
                                            class or any allocations of losses
                                            to the certificate balance of that
                                            class.

                                            The Class X-1 Certificates and Class
                                            X-2 Certificates, which are private
                                            certificates, will not have
                                            certificate balances; each such
                                            class of certificates will instead
                                            represent the right to receive
                                            distributions of interest accrued as
                                            described in this prospectus
                                            supplement on a notional amount. The
                                            notional amount of the Class X-1
                                            Certificates will be equal to the
                                            aggregate of the certificate
                                            balances of the classes of
                                            certificates (other than the Class
                                            X-1, Class X-2, Class R-I, Class
                                            R-II and Class R-III Certificates)
                                            outstanding from time to time. Any
                                            information provided herein
                                            regarding the characteristics of the
                                            Class X-1 Certificates and the Class
                                            X-2 Certificates, which are not
                                            offered pursuant to this prospectus
                                            supplement, is provided only to
                                            enhance your understanding of the
                                            offered certificates.

                                            The notional amount of the Class X-2
                                            Certificates will equal:

                                            o    during the period from the
                                                 closing date through and
                                                 including the distribution date
                                                 occurring in July 2006, the sum
                                                 of (a) the lesser of
                                                 $66,260,000 and the certificate
                                                 balance of the Class A-1
                                                 Certificates outstanding from
                                                 time to time and (b) the
                                                 aggregate of the certificate
                                                 balances of the Class A-2,
                                                 Class A-3, Class A-AB, Class
                                                 A-4A, Class A-4B, Class A-J,
                                                 Class B, Class C, Class D,

                                      S-10

                                                 Class E, Class F, Class G,
                                                 Class H, Class J, Class K and
                                                 Class L Certificates
                                                 outstanding from time to time;

                                            o    during the period following the
                                                 distribution date occurring in
                                                 July 2006 through and including
                                                 the distribution date occurring
                                                 in July 2007, the sum of (a)
                                                 the lesser of $12,235,000 and
                                                 the certificate balance of the
                                                 Class A-1 Certificates
                                                 outstanding from time to time,
                                                 (b) the aggregate of the
                                                 certificate balances of the
                                                 Class A-2, Class A-3, Class
                                                 A-AB, Class A-4A, Class A-4B,
                                                 Class A-J, Class B, Class C,
                                                 Class D, Class E, Class F,
                                                 Class G, Class H and Class J
                                                 Certificates outstanding from
                                                 time to time and (c) the lesser
                                                 of $2,474,000 and the
                                                 certificate balance of the
                                                 Class K Certificates
                                                 outstanding from time to time;

                                            o    during the period following the
                                                 distribution date occurring in
                                                 July 2007 through and including
                                                 the distribution date occurring
                                                 in July 2008, the sum of (a)
                                                 the lesser of $40,747,000 and
                                                 the certificate balance of the
                                                 Class A-2 Certificates
                                                 outstanding from time to time,
                                                 (b) the aggregate of the
                                                 certificate balances of the
                                                 Class A-3, Class A-AB, Class
                                                 A-4A, Class A-4B, Class A-J,
                                                 Class B, Class C, Class D,
                                                 Class E and Class F
                                                 Certificates outstanding from
                                                 time to time and (c) the lesser
                                                 of $1,410,000 and the
                                                 certificate balance of the
                                                 Class G Certificates
                                                 outstanding from time to time;

                                            o    during the period following the
                                                 distribution date occurring in
                                                 July 2008 through and including
                                                 the distribution date occurring
                                                 in July 2009, the sum of (a)
                                                 the lesser of $32,219,000 and
                                                 the certificate balance of the
                                                 Class A-3 Certificates
                                                 outstanding from time to time,
                                                 (b) the aggregate of the
                                                 certificate balances of the
                                                 Class A-AB, Class A-4A, Class
                                                 A-4B, Class A-J, Class B, Class
                                                 C and Class D Certificates
                                                 outstanding from time to time
                                                 and (c) the lesser of $482,000
                                                 and the certificate balance of
                                                 the Class E Certificates
                                                 outstanding from time to time;

                                            o    during the period following the
                                                 distribution date occurring in
                                                 July 2009 through and including
                                                 the distribution date occurring
                                                 in July 2010, the sum of (a)
                                                 the lesser of $633,597,000 and
                                                 the certificate balance of the
                                                 Class A-4A Certificates
                                                 outstanding from time to time,
                                                 (b) the aggregate of the
                                                 certificate balances of the
                                                 Class A-4B, Class A-J and Class
                                                 B Certificates outstanding from
                                                 time to time and (c) the lesser
                                                 of $7,475,000 and the
                                                 certificate balance of the
                                                 Class C Certificates
                                                 outstanding from time to time;

                                            o    during the period following the
                                                 distribution date occurring in
                                                 July 2010 through and including
                                                 the distribution date occurring
                                                 in July 2011, the sum of (a)
                                                 the lesser of $587,762,000 and
                                                 the certificate balance of the
                                                 Class A-4A Certificates
                                                 outstanding from time to time,
                                                 (b) the aggregate of the
                                                 certificate balances of the
                                                 Class A-4B and Class A-J
                                                 Certificates outstanding from
                                                 time to time and (c) the lesser
                                                 of $12,693,000 and the
                                                 certificate balance of the
                                                 Class B Certificates
                                                 outstanding from time to time;

                                            o    during the period following the
                                                 distribution date occurring in
                                                 July 2011 through and including
                                                 the distribution date occurring
                                                 in July 2012, the sum of (a)
                                                 the lesser of $513,366,000 and
                                                 the certificate

                                      S-11

                                                 balance of the Class A-4A
                                                 Certificates outstanding from
                                                 time to time, (b) the aggregate
                                                 of the certificate balances of
                                                 the Class A-4B Certificates
                                                 outstanding from time to time
                                                 and (c) the lesser of
                                                 $84,083,000 and the certificate
                                                 balance of the Class A-J
                                                 Certificates outstanding from
                                                 time to time;

                                            o    during the period following the
                                                 distribution date occurring in
                                                 July 2012 through and including
                                                 the distribution date occurring
                                                 in July 2013, the sum of (a)
                                                 the lesser of $474,300,000 and
                                                 the certificate balance of the
                                                 Class A-4A Certificates
                                                 outstanding from time to time,
                                                 (b) the aggregate of the
                                                 certificate balances of the
                                                 Class A-4B Certificates
                                                 outstanding from time to time
                                                 and (c) the lesser of
                                                 $69,541,000 and the certificate
                                                 balance of the Class A-J
                                                 Certificates outstanding from
                                                 time to time; and

                                            o    following the distribution date
                                                 occurring in July 2013, $0.

                                            Accordingly, the notional amount of
                                            the Class X-1 Certificates will be
                                            reduced on each distribution date by
                                            any distributions of principal
                                            actually made on, and any losses
                                            actually allocated to the
                                            certificate balance of, any class of
                                            certificates (other than the Class
                                            X-1, Class X-2, Class R-I, Class
                                            R-II and Class R-III Certificates)
                                            outstanding from time to time. The
                                            notional amount of the Class X-2
                                            Certificates will be reduced on each
                                            distribution date by any
                                            distributions of principal actually
                                            made on, and any losses actually
                                            allocated to the certificate balance
                                            of any component and any class of
                                            Certificates included in the
                                            calculation of the notional amount
                                            for the Class X-2 Certificates on
                                            such distribution date, as described
                                            above. Holders of the Class X-2
                                            Certificates will not be entitled to
                                            distributions of interest at any
                                            time following the distribution date
                                            occurring in July 2013.

PASS-THROUGH RATES........................  Your certificates will accrue interest at an annual rate called a
                                            pass-through rate. The following
                                            table lists the initial pass-through
                                            rates for each class of offered
                                            certificates:


                                             ---------------------- -------------------------------------------

                                                   Class A-1% (Fixed)
                                             ---------------------- -------------------------------------------

                                                   Class A-2% (Fixed)
                                             ---------------------- -------------------------------------------

                                                   Class A-3% (Fixed)
                                             ---------------------- -------------------------------------------

                                                  Class A-AB                        % (Fixed)
                                             ---------------------- -------------------------------------------

                                                  Class A-4A                        % (Fixed)
                                             ---------------------- -------------------------------------------

                                                  Class A-4B                        % (Fixed)
                                             ---------------------- -------------------------------------------

                                                   Class A-J                        % (Fixed)
                                             ---------------------- -------------------------------------------

                                                    Class B                         % (Fixed)
                                             ---------------------- -------------------------------------------

                                                    Class C                         % (Fixed)
                                             ---------------------- -------------------------------------------

                                                    Class D                         % (Fixed)
                                             ---------------------- -------------------------------------------


                                      S-12

                                            Interest on your certificates will
                                            be calculated on the basis of a
                                            360-day year consisting of twelve
                                            30-day months, also referred to in
                                            this prospectus supplement as a
                                            30/360 basis.

                                            The Class A-1, Class A-2, Class A-3,
                                            Class A-AB, Class A-4A, Class A-4B,
                                            Class A-J, Class B, Class C, and
                                            Class D Certificates, will, at all
                                            times, accrue interest at a per
                                            annum rate equal to (i) a fixed
                                            rate, (ii) a fixed rate subject to a
                                            cap equal to the weighted average
                                            net mortgage rate or (iii) a rate
                                            equal to the weighted average net
                                            mortgage rate less a specified
                                            percentage, which percentage may be
                                            zero.

                                            The weighted average net mortgage
                                            rate for a particular distribution
                                            date is a weighted average of the
                                            interest rates on the mortgage loans
                                            minus a weighted average annual
                                            administrative cost rate, which
                                            includes the master servicing fee
                                            rate, any excess servicing fee rate,
                                            the primary servicing fee rate, and
                                            the trustee fee rate. The relevant
                                            weighting is based upon the
                                            respective principal balances of the
                                            mortgage loans as in effect
                                            immediately prior to the relevant
                                            distribution date. For purposes of
                                            calculating the weighted average net
                                            mortgage rate, the mortgage loan
                                            interest rates will not reflect any
                                            default interest rate. The mortgage
                                            loan interest rates will also be
                                            determined without regard to any
                                            loan term modifications agreed to by
                                            the special servicer or resulting
                                            from any borrower's bankruptcy or
                                            insolvency. In addition, for
                                            purposes of calculating the weighted
                                            average net mortgage rate, if a
                                            mortgage loan does not accrue
                                            interest on a 30/360 basis, its
                                            interest rate for any month will, in
                                            general, be deemed to be the rate
                                            per annum that, when calculated on a
                                            30/360 basis, will produce the
                                            amount of interest that actually
                                            accrues on that mortgage loan in
                                            that month.

                                            The pass-through rate applicable to
                                            the Class X-2 Certificates for the
                                            initial distribution date will equal
                                            approximately    % per annum. The
                                            pass-through rate applicable to the
                                            Class X-2 Certificates for each
                                            distribution date subsequent to the
                                            initial distribution date and on or
                                            before the distribution date in July
                                            2013 will equal the weighted average
                                            of the respective strip rates (the
                                            "Class X-2 Strip Rates") at which
                                            interest accrues from time to time
                                            on the respective components of the
                                            total notional amount of the Class
                                            X-2 Certificates outstanding
                                            immediately prior to the related
                                            distribution date (weighted on the
                                            basis of the respective balances of
                                            such components outstanding
                                            immediately prior to such
                                            distribution date). Each of those
                                            components will be comprised of all
                                            or a designated portion of the
                                            certificate balance of a specified
                                            class of Principal Balance
                                            Certificates. If all or a designated
                                            portion of the certificate balance
                                            of any class of Principal Balance
                                            Certificates is identified under
                                            "--Certificate Balance" above as
                                            being part of the total notional
                                            amount of the Class X-2 Certificates
                                            immediately prior to any
                                            distribution date, then that
                                            certificate balance (or designated
                                            portion of it) will represent one or
                                            more separate components of the
                                            total notional amount of the Class
                                            X-2 Certificates for purposes of
                                            calculating the accrual of interest
                                            for the related distribution date.
                                            For any distribution date occurring
                                            in or before July 2013, on any
                                            particular component of the total
                                            notional amount of the Class X-2
                                            Certificates immediately prior to
                                            the related distribution date, the
                                            applicable Class X-2 Strip Rate will
                                            equal the excess, if any, of:

                                            o    the lesser of (a) the rate per
                                                 annum corresponding to such
                                                 distribution date as set forth
                                                 on Schedule B attached to this

                                      S-13

                                                 prospectus supplement and (b)
                                                 the weighted average net
                                                 mortgage rate for such
                                                 distribution date, over

                                            o    the pass-through rate for such
                                                 distribution date for the class
                                                 of Principal Balance
                                                 Certificates whose certificate
                                                 balance, or a designated
                                                 portion of it, comprises such
                                                 component.

                                            Under no circumstances will any
                                            Class X-2 Strip Rate be less than
                                            zero.

                                            The pass-through rate applicable to
                                            the Class X-1 Certificates for the
                                            initial distribution date will equal
                                            approximately    % per annum.

                                            The pass-through rate applicable to
                                            the Class X-1 Certificates for each
                                            distribution date subsequent to the
                                            initial distribution date will equal
                                            the weighted average of the
                                            respective strip rates (the "Class
                                            X-1 Strip Rates") at which interest
                                            accrues from time to time on the
                                            respective components of the total
                                            notional amount of the Class X-1
                                            Certificates outstanding immediately
                                            prior to the related distribution
                                            date (weighted on the basis of the
                                            respective balances of such
                                            components outstanding immediately
                                            prior to such distribution date).
                                            Each of those components will be
                                            comprised of all or a designated
                                            portion of the certificate balance
                                            of one of the classes of the
                                            Principal Balance Certificates. In
                                            general, the certificate balance of
                                            each class of Principal Balance
                                            Certificates will constitute a
                                            separate component of the total
                                            notional amount of the Class X-1
                                            Certificates; provided that, if a
                                            portion, but not all, of the
                                            certificate balance of any
                                            particular class of Principal
                                            Balance Certificates is identified
                                            under "--Certificate Balance" above
                                            as being part of the total notional
                                            amount of the Class X-2 Certificates
                                            immediately prior to any
                                            distribution date, then that
                                            identified portion of such
                                            certificate balance will also
                                            represent one or more separate
                                            components of the total notional
                                            amount of the Class X-1 Certificates
                                            for purposes of calculating the
                                            accrual of interest for the related
                                            distribution date, and the remaining
                                            portion of such certificate balance
                                            will represent one or more other
                                            separate components of the Class X-1
                                            Certificates for purposes of
                                            calculating the accrual of interest
                                            for the related distribution date.
                                            For any distribution date occurring
                                            in or before July 2013, on any
                                            particular component of the total
                                            notional amount of the Class X-1
                                            Certificates immediately prior to
                                            the related distribution date, the
                                            applicable Class X-1 Strip Rate will
                                            be calculated as follows:

                                            o    if such particular component
                                                 consists of the entire
                                                 certificate balance (or a
                                                 designated portion of that
                                                 certificate balance) of any
                                                 class of Principal Balance
                                                 Certificates, and if such
                                                 entire certificate balance (or
                                                 that designated portion) also
                                                 constitutes a component of the
                                                 total notional amount of the
                                                 Class X-2 Certificates
                                                 immediately prior to the
                                                 related distribution date, then
                                                 the applicable Class X-1 Strip
                                                 Rate will equal the excess, if
                                                 any, of (a) the weighted
                                                 average net mortgage rate for
                                                 such distribution date, over
                                                 (b) the greater of (i) the rate
                                                 per annum corresponding to such
                                                 distribution date as set forth
                                                 on Schedule B attached to this
                                                 prospectus supplement and (ii)
                                                 the pass-through rate for such
                                                 distribution date for such
                                                 class of Principal Balance
                                                 Certificates; and

                                      S-14

                                            o    if such particular component
                                                 consists of the entire
                                                 certificate balance (or a
                                                 designated portion of that
                                                 certificate balance) of any
                                                 class of Principal Balance
                                                 Certificates, and if such
                                                 entire certificate balance (or
                                                 that designated portion) does
                                                 not also constitute a component
                                                 of the total notional amount of
                                                 the Class X-2 Certificates
                                                 immediately prior to the
                                                 related distribution date, then
                                                 the applicable Class X-1 Strip
                                                 Rate will equal the excess, if
                                                 any, of (a) the weighted
                                                 average net mortgage rate for
                                                 such distribution date, over
                                                 (b) the pass-through rate for
                                                 such distribution date for such
                                                 class of Principal Balance
                                                 Certificates.

                                            For any distribution date occurring
                                            after July 2013, the certificate
                                            balance of each class of Principal
                                            Balance Certificates will constitute
                                            a separate component of the total
                                            notional amount of the Class X-1
                                            Certificates, and the applicable
                                            Class X-1 Strip Rate with respect to
                                            each such component for each such
                                            distribution date will equal the
                                            excess, if any, of (a) the weighted
                                            average net mortgage rate for such
                                            distribution date, over (b) the
                                            pass-through rate for such
                                            distribution date for such class of
                                            Principal Balance Certificates.
                                            Under no circumstances will any
                                            Class X-1 Strip Rate be less than
                                            zero.

                                            The Class E, Class F, Class G and
                                            Class H Certificates will, at all
                                            times, accrue interest at a per
                                            annum rate equal to (i) a fixed
                                            rate, (ii) a fixed rate subject to a
                                            cap equal to the weighted average
                                            net mortgage rate or (iii) a rate
                                            equal to the weighted average net
                                            mortgage rate less a specified
                                            percentage, which percentage may be
                                            zero. The pass-through rate
                                            applicable to the Class J, Class K,
                                            Class L, Class M, Class N, Class O
                                            and Class P Certificates will, at
                                            all times, be a per annum rate equal
                                            to the lesser of    % and the
                                            weighted average net mortgage rate.

DISTRIBUTIONS

     A. AMOUNT AND ORDER
            OF DISTRIBUTIONS..............  On each distribution date, funds available for distribution from the
                                            mortgage loans, net of excess
                                            interest, excess liquidation
                                            proceeds and specified trust
                                            expenses, including all servicing
                                            fees, trustee fees and related
                                            compensation, will be distributed in
                                            the following amounts and priority:

                                                   Step l/Class A Senior and
                                            Class X: To interest on Classes A-1,
                                            A-2, A-3, A-AB, A-4, X-1 and X-2,
                                            pro rata, in accordance with their
                                            interest entitlements, provided that
                                            interest distributed to the Class
                                            A-4 Certificates will be applied
                                            first to Class A-4A up to its
                                            interest entitlements and then to
                                            Class A-4B up to its interest
                                            entitlements.

                                                   Step 2/Class A Senior: To the
                                            extent of amounts then required to
                                            be distributed as principal, (i)
                                            first, to the Class A-AB
                                            Certificates until such Certificates
                                            are reduced to their Planned
                                            Principal Balance, (ii) second, to
                                            the Class A-1 Certificates, until
                                            the Class A-1 Certificates are
                                            reduced to zero, (iii) third, to the
                                            Class A-2 Certificates, until the
                                            Class A-2 Certificates are reduced
                                            to zero, (iv) fourth, to the Class
                                            A-3 Certificates, until the Class
                                            A-3 Certificates are reduced to
                                            zero, (v) fifth, to the Class A-AB
                                            Certificates, until the Class A-AB
                                            Certificates are reduced to zero and
                                            (vi) sixth, to the Class A-4
                                            Certificates, until the Class A-4
                                            Certificates are reduced to zero,
                                            provided that amounts distributed as
                                            principal to the Class A-4
                                            Certificates will first be applied
                                            to the Class A-4A Certificates until
                                            reduced to zero and then to the
                                            Class A-4B Certificates until
                                            reduced to

                                      S-15

                                            zero. If the principal amount of
                                            each class of certificates other
                                            than Classes A-1, A-2, A-3, A-AB and
                                            A-4 has been reduced to zero as a
                                            result of losses on the mortgage
                                            loans or an appraisal reduction,
                                            principal will be distributed to
                                            Classes A-1, A-2, A-3, A-AB and A-4,
                                            pro rata, provided that principal
                                            distributed to Class A-4 will be
                                            applied first to Class A-4A until
                                            reduced to zero and then to Class
                                            A-4B until reduced to zero.

                                                   Step 3/Class A Senior and
                                            Class X: To reimburse Classes A-1,
                                            A-2, A-3, A-AB and A-4 and, in
                                            respect of interest only, Classes
                                            X-1 and X-2, pro rata, for any
                                            previously unreimbursed losses on
                                            the mortgage loans that were
                                            previously borne by those classes,
                                            together with interest at the
                                            applicable pass-through rate,
                                            provided that all reimbursements
                                            with respect to the Class A-4
                                            Certificates will be allocated first
                                            to the Class A-4A Certificates until
                                            all unreimbursed losses are
                                            reimbursed and then to the Class
                                            A-4B Certificates until all
                                            unreimbursed losses are reimbursed.

                                                   Step 4/Class A-J: To Class
                                            A-J as follows: (a) to interest on
                                            Class A-J in the amount of its
                                            interest entitlement; (b) to the
                                            extent of amounts required to be
                                            distributed as principal, to
                                            principal on Class A-J in the amount
                                            of its principal entitlement until
                                            its principal balance is reduced to
                                            zero; and (c) to reimburse Class A-J
                                            for any previously unreimbursed
                                            losses on the mortgage loans that
                                            were previously borne by that class,
                                            together with interest at the
                                            applicable pass-through rate.

                                                   Step 5/Class B: To Class B in
                                            a manner analogous to the Class A-J
                                            allocations of Step 4.

                                                   Step 6/Class C: To Class C in
                                            a manner analogous to the Class A-J
                                            allocations of Step 4.

                                                   Step 7/Class D: To Class D in
                                            a manner analogous to the Class A-J
                                            allocations of Step 4.

                                                   Step 8/Subordinate Private
                                            Certificates: To these certificates
                                            in the amounts and order of priority
                                            described in this prospectus
                                            supplement.

                                            Each certificateholder will receive
                                            its share of distributions on its
                                            class of certificates on a pro rata
                                            basis with all other holders of
                                            certificates of the same class. See
                                            "Description of the Offered
                                            Certificates-Distributions" in this
                                            prospectus supplement.

     B. INTEREST AND
            PRINCIPAL ENTITLEMENTS........  A description of the interest entitlement payable to each Class
                                            can be found in "Description of the
                                            Offered Certificates--Distributions"
                                            in this prospectus supplement. As
                                            described in that section, there are
                                            circumstances relating to the timing
                                            of prepayments in which your
                                            interest entitlement for a
                                            distribution date could be less than
                                            one full month's interest at the
                                            pass-through rate on your
                                            certificate's principal balance. In
                                            addition, the right of the master
                                            servicer, the special servicer, the
                                            trustee and the fiscal agent to
                                            reimbursement for payment of
                                            nonrecoverable advances will be
                                            prior to your right to receive
                                            distributions of principal or
                                            interest.

                                            The Class X Certificates will not be
                                            entitled to principal distributions.
                                            The amount of principal required to
                                            be distributed on the classes
                                            entitled to principal on a
                                            particular distribution date will,
                                            in general, be equal to:

                                      S-16

                                            o    the principal portion of all
                                                 scheduled payments, other than
                                                 balloon payments, to the extent
                                                 received or advanced by the
                                                 master servicer or other party
                                                 (in accordance with the Pooling
                                                 and Servicing Agreement) during
                                                 the related collection period;

                                            o    all principal prepayments and
                                                 the principal portion of
                                                 balloon payments received
                                                 during the related collection
                                                 period;

                                            o    the principal portion of other
                                                 collections on the mortgage
                                                 loans received during the
                                                 related collection period, such
                                                 as liquidation proceeds,
                                                 condemnation proceeds,
                                                 insurance proceeds and income
                                                 on "real estate owned"; and

                                            o    the principal portion of
                                                 proceeds of mortgage loan
                                                 repurchases received during the
                                                 related collection period,

                                            subject, however, to the adjustments
                                            described herein. See the definition
                                            of "Principal Distribution Amount"
                                            in the "Glossary of Terms."

     C. PREPAYMENT
            PREMIUMS/YIELD MAINTENANCE
            CHARGES.......................  The manner in which any prepayment premiums and yield maintenance
                                            charges received during a particular
                                            collection period will be allocated
                                            to the Class X Certificates, on the
                                            one hand, and the classes of
                                            certificates entitled to principal,
                                            on the other hand, is described in
                                            "Description of the Offered
                                            Certificates--Distributions" in this
                                            prospectus supplement.

SUBORDINATION

     A. GENERAL..........................   The chart below describes the manner
                                            in which the rights of various
                                            classes will be senior to the rights
                                            of other classes. Entitlement to
                                            receive principal and interest
                                            (other than excess liquidation
                                            proceeds and certain excess interest
                                            in connection with any loan having
                                            an anticipated repayment date) on
                                            any distribution date is depicted in
                                            descending order. The manner in
                                            which mortgage loan losses
                                            (including interest losses other
                                            than losses with respect to certain
                                            excess interest in connection with
                                            any loan having an anticipated
                                            repayment date) are allocated is
                                            depicted in ascending order.

                                      S-17

                                              ------------------------------
                                                  Class A-l, Class A-2,
                                              Class A-3, Class A-AB, Class
                                                A-4, Class X-1* and Class
                                                          X-2*
                                              ------------------------------

                                              ------------------------------
                                                        Class A-J
                                              ------------------------------

                                              ------------------------------
                                                         Class B
                                              ------------------------------

                                              ------------------------------
                                                         Class C
                                              ------------------------------

                                              ------------------------------
                                                         Class D
                                              ------------------------------

                                              ------------------------------
                                                       Classes E-P
                                              ------------------------------

                                            NO OTHER FORM OF CREDIT ENHANCEMENT
                                            WILL BE AVAILABLE TO YOU AS A HOLDER
                                            OF OFFERED CERTIFICATES.

                                            *Interest only certificates. No
                                            principal payments or realized loan
                                            losses in respect of principal will
                                            be allocated to the Class X-1 or
                                            Class X-2 Certificates. However, any
                                            loan losses will reduce the notional
                                            amount of the Class X-1 Certificates
                                            and loan losses allocated to any
                                            component and any class of
                                            Certificates included in the
                                            calculation of the notional amount
                                            for the Class X-2 Certificates will
                                            reduce the notional amount of the
                                            Class X-2 Certificates.

                                            The Class A-AB Certificates have
                                            priority with respect to receiving
                                            distributions of principal in
                                            respect of reducing such
                                            Certificates to their Planned
                                            Principal Balance, as described in
                                            this prospectus supplement.
                                            Notwithstanding the foregoing,
                                            losses allocated to the Class A-4
                                            Certificates will be applied first
                                            to the Class A-4B Certificates until
                                            reduced to zero and then to the
                                            Class A-4A Certificates until
                                            reduced to zero.

     B.  SHORTFALLS IN
            AVAILABLE FUNDS...............  Shortfalls in available funds will reduce amounts available for
                                            distribution and will be allocated
                                            in the same manner as mortgage loan
                                            losses. Among the causes of these
                                            shortfalls are the following:

                                            o    shortfalls resulting from
                                                 compensation which the special
                                                 servicer is entitled to
                                                 receive;

                                            o    shortfalls resulting from
                                                 interest on advances made by
                                                 the master servicer, the
                                                 trustee or the fiscal agent, to
                                                 the extent not covered by
                                                 default interest and late
                                                 payment charges paid by the
                                                 borrower; and

                                      S-18

                                            o    shortfalls resulting from a
                                                 reduction of a mortgage loan's
                                                 interest rate by a bankruptcy
                                                 court or from other
                                                 unanticipated, extraordinary or
                                                 default-related expenses of the
                                                 trust.

                                            Shortfalls in mortgage loan interest
                                            as a result of the timing of
                                            voluntary and involuntary
                                            prepayments (net of certain amounts
                                            required to be used by the master
                                            servicer to offset such shortfalls)
                                            will be allocated to each class of
                                            certificates, pro rata, in
                                            accordance with their respective
                                            interest entitlements as described
                                            herein.

                       INFORMATION ABOUT THE MORTGAGE POOL

CHARACTERISTICS OF THE MORTGAGE POOL

     A. GENERAL..........................   All numerical information in this
                                            prospectus supplement concerning the
                                            mortgage loans is approximate. All
                                            weighted average information
                                            regarding the mortgage loans
                                            reflects the weighting of the
                                            mortgage loans based upon their
                                            outstanding principal balances as of
                                            the cut-off date. With respect to
                                            mortgage loans not having due dates
                                            on the first day of each month,
                                            scheduled payments due in July 2005
                                            have been deemed received on July 1,
                                            2005.

     B. PRINCIPAL BALANCES...............   The trust's primary assets will be
                                            156 mortgage loans with an aggregate
                                            principal balance as of the cut-off
                                            date of approximately
                                            $1,228,438,747. It is possible that
                                            the aggregate mortgage loan balance
                                            will vary by up to 5% on the closing
                                            date. As of the cut-off date, the
                                            principal balance of the mortgage
                                            loans in the mortgage pool ranged
                                            from approximately $849,186 to
                                            approximately $85,000,000 and the
                                            mortgage loans had an approximate
                                            average balance of $7,874,607.

     C. FEE SIMPLE/LEASEHOLD.............   Two hundred fifty-six (256)
                                            mortgaged properties, securing
                                            mortgage loans representing 89.9% of
                                            the initial outstanding pool
                                            balance, are subject to a first
                                            mortgage lien on a fee simple estate
                                            in such mortgaged properties.

                                            Thirteen (13) mortgaged properties,
                                            securing mortgage loans representing
                                            6.5% of the initial outstanding pool
                                            balance, are subject to a leasehold
                                            interest in the mortgaged
                                            properties.

                                            Eight (8) mortgaged properties,
                                            securing mortgage loans representing
                                            3.6% of the initial outstanding pool
                                            balance, are subject to a first
                                            mortgage lien on a fee interest in a
                                            portion of such mortgaged properties
                                            and a leasehold interest in the
                                            remaining portion of such mortgaged
                                            properties.

                                      S-19

     D. PROPERTY TYPES...................   The following table shows how the
                                            mortgage loans are secured by
                                            collateral which is distributed
                                            among different types of properties.



                                             -------------------- ------------------------ -------------
                                                                                             Number of
                                                                   Percentage of Initial     Mortgaged
                                             Property Type        Outstanding Pool Balance  Properties
                                             -------------------- ------------------------ -------------

                                             Retail                        39.4%                181
                                             -------------------- ------------------------ -------------
                                             Office                        19.0%                20
                                             -------------------- ------------------------ -------------
                                             Multifamily                   10.7%                21
                                             -------------------- ------------------------ -------------
                                             Hospitality                    8.8%                 9
                                             -------------------- ------------------------ -------------
                                             Self Storage                   7.2%                20
                                             -------------------- ------------------------ -------------
                                             Industrial                     6.8%                16
                                             -------------------- ------------------------ -------------
                                             Mixed Use                      5.2%                 4
                                             -------------------- ------------------------ -------------
                                             Other                          2.8%                 5
                                             -------------------- ------------------------ -------------
                                             Manufactured                   0.3%                 1
                                             Housing Community
                                             -------------------- ------------------------ -------------


     E. PROPERTY LOCATION................   The number of mortgaged properties,
                                            and the approximate percentage of
                                            the aggregate principal balance of
                                            the mortgage loans secured by
                                            mortgaged properties located in the
                                            geographic areas with the highest
                                            concentrations of mortgaged
                                            properties, are as described in the
                                            table below:



                                            --------------------------- -------------------------- -------------
                                                                                                    Number of
                                                                           Percentage of Initial    Mortgaged
                                            Geographic Areas             Outstanding Pool Balance   Properties
                                            --------------------------- -------------------------- -------------

                                            California                             14.2%                29
                                            --------------------------- -------------------------- -------------
                                                   Southern                        9.4%                 15
                                            --------------------------- -------------------------- -------------
                                                   Northern                        4.8%                 14
                                            --------------------------- -------------------------- -------------
                                            Georgia                                9.8%                 5
                                            --------------------------- -------------------------- -------------
                                            New York                               8.5%                 12
                                            --------------------------- -------------------------- -------------
                                            Texas                                  8.4%                 17
                                            --------------------------- -------------------------- -------------
                                            Illinois                               7.2%                 9
                                            --------------------------- -------------------------- -------------
                                            Connecticut                            6.9%                 5
                                            --------------------------- -------------------------- -------------
                                            Florida                                6.6%                 17
                                            --------------------------- -------------------------- -------------
                                            New Jersey                             5.6%                 9
                                            --------------------------- -------------------------- -------------


                                            The remaining mortgaged properties
                                            are located throughout 26 states and
                                            the District of Columbia. None of
                                            these property locations has a
                                            concentration of mortgaged
                                            properties that represents security
                                            for more than 5.0% of the aggregate
                                            principal balance of the mortgage
                                            loans, as of the cut-off date.
                                            Northern California includes areas
                                            with zip codes

                                      S-20

                                            above 93600 and Southern California
                                            includes areas with zip codes of
                                            93600 and below.

     F.  OTHER MORTGAGE
            LOAN FEATURES.................  As of the cut-off date, the mortgage loans had the following
                                            characteristics:

                                            o    No scheduled payment of
                                                 principal and interest on any
                                                 mortgage loan was thirty days
                                                 or more past due, and no
                                                 mortgage loan had been thirty
                                                 days or more delinquent in the
                                                 past year.

                                            o    Fifteen (15) groups of mortgage
                                                 loans were made to the same
                                                 borrower or to borrowers that
                                                 are affiliated with one another
                                                 through partial or complete
                                                 direct or indirect common
                                                 ownership. The three (3)
                                                 largest groups represent 8.1%,
                                                 4.1% and 3.8%, respectively, of
                                                 the initial outstanding pool
                                                 balance. See Appendix II
                                                 attached to this prospectus
                                                 supplement.

                                            o    One hundred forty-four (144)
                                                 mortgaged properties, securing
                                                 mortgage loans representing
                                                 13.0% of the initial
                                                 outstanding pool balance, are
                                                 each 100% leased to a single
                                                 tenant.

                                            o    All of the mortgage loans bear
                                                 interest at fixed rates.

                                            o    Fixed periodic payments on the
                                                 mortgage loans are generally
                                                 determined assuming interest is
                                                 calculated on a 30/360 basis,
                                                 but interest actually accrues
                                                 and is applied on certain
                                                 mortgage loans on an actual/360
                                                 basis. Accordingly, there will
                                                 be less amortization of the
                                                 principal balance during the
                                                 term of these mortgage loans,
                                                 resulting in a higher final
                                                 payment on these mortgage
                                                 loans.

                                            o    No mortgage loan permits
                                                 negative amortization or the
                                                 deferral of accrued interest
                                                 (except excess interest that
                                                 would accrue in the case of any
                                                 loan having an anticipated
                                                 repayment date after the
                                                 applicable anticipated
                                                 repayment date for such loan).

     G. BALLOON LOANS/ARD LOANS..........   As of the cut-off date, the
                                            mortgage loans had the following
                                            additional characteristics:

                                            o    One hundred forty-seven (147)
                                                 mortgage loans, representing
                                                 95.2% of the initial
                                                 outstanding pool balance, are
                                                 "balloon loans." Eleven (11) of
                                                 these mortgage loans,
                                                 representing 5.3% of the
                                                 initial outstanding pool
                                                 balance, are ARD Loans. For
                                                 purposes of this prospectus
                                                 supplement, we consider a
                                                 mortgage loan to be a "balloon
                                                 loan" if its principal balance
                                                 is not scheduled to be fully or
                                                 substantially amortized by the
                                                 loan's stated maturity date or
                                                 anticipated repayment date, as
                                                 applicable.

                                            o    The remaining nine (9) mortgage
                                                 loans, representing 4.8% of the
                                                 initial outstanding pool
                                                 balance, are fully amortizing
                                                 and are expected to have less
                                                 than 5% of the original
                                                 principal balance outstanding
                                                 as of their related stated
                                                 maturity dates.

     H.  INTEREST ONLY LOANS..............  As of the cut-off date, the mortgage loans had the following
                                            additional characteristics:

                                            o    Thirty-one (31) mortgage loans,
                                                 representing 26.6% of the
                                                 initial outstanding pool
                                                 balance, provide for monthly
                                                 payments of interest only for a
                                                 portion of their respective
                                                 terms and then provide for the

                                      S-21

                                                 monthly payment of principal
                                                 and interest over their
                                                 respective remaining terms.

                                            o    Twenty-three (23) mortgage
                                                 loans, representing 30.3% of
                                                 the initial outstanding pool
                                                 balance, provide for monthly
                                                 payments of interest only for
                                                 their entire respective terms.

     I.  PREPAYMENT/DEFEASANCE
            PROVISIONS....................  As of the cut-off date, all of the mortgage loans restricted voluntary
                                            principal prepayments as follows:

                                            o    One hundred eleven (111)
                                                 mortgage loans, representing
                                                 62.4% of the initial
                                                 outstanding pool balance,
                                                 prohibit voluntary principal
                                                 prepayments for a period ending
                                                 on a date determined by the
                                                 related mortgage note (which
                                                 may be the maturity date),
                                                 which period is referred to in
                                                 this prospectus supplement as a
                                                 lock-out period, but permit the
                                                 related borrower, after an
                                                 initial period of at least two
                                                 years following the date of
                                                 issuance of the certificates,
                                                 to defease the loan by pledging
                                                 direct, non-callable United
                                                 States Treasury obligations and
                                                 obtaining the release of the
                                                 mortgaged property from the
                                                 lien of the mortgage.

                                            o    Nineteen (19) mortgage loans,
                                                 representing 19.5% of the
                                                 initial outstanding pool
                                                 balance, prohibit voluntary
                                                 principal prepayments during a
                                                 lock-out period, and following
                                                 the lock-out period provide for
                                                 a prepayment premium or yield
                                                 maintenance charge calculated
                                                 on the basis of the greater of
                                                 a yield maintenance formula and
                                                 1% of the amount prepaid, and
                                                 also permit the related
                                                 borrower, after an initial
                                                 period of at least two years
                                                 following the date of the
                                                 issuance of the certificates,
                                                 to defease the loan by pledging
                                                 direct, non-callable United
                                                 States Treasury obligations and
                                                 obtaining the release of the
                                                 mortgaged property from the
                                                 lien of the mortgage.

                                            o    Twenty-two (22) mortgage loans,
                                                 representing 11.9% of the
                                                 initial outstanding pool
                                                 balance, prohibit voluntary
                                                 principal prepayments during a
                                                 lock-out period, and following
                                                 the lock-out period provide for
                                                 a prepayment premium or yield
                                                 maintenance charge calculated
                                                 on the basis of the greater of
                                                 a yield maintenance formula and
                                                 1% of the amount prepaid.

                                            o    One (1) mortgage loan,
                                                 representing 2.8% of the
                                                 initial outstanding pool
                                                 balance, has no lock-out period
                                                 and permits voluntary principal
                                                 prepayments at any time during
                                                 the first twenty-four (24)
                                                 monthly payment periods if
                                                 accompanied by a prepayment
                                                 premium or yield maintenance
                                                 charge calculated on the basis
                                                 of the greater of a yield
                                                 maintenance formula or 2% of
                                                 the amount prepaid, and also
                                                 permits the related borrower,
                                                 after the initial twenty-four
                                                 (24) monthly payment periods
                                                 (which will be at least two
                                                 years following the date of
                                                 issuance of the certificates)
                                                 to defease the loan by pledging
                                                 direct, non-callable United
                                                 States Treasury obligations and
                                                 obtaining the release of the
                                                 mortgaged property from the
                                                 lien of the mortgage.

                                            o    One (1) mortgage loan,
                                                 representing 1.8% of the
                                                 initial outstanding pool
                                                 balance, prohibits voluntary
                                                 principal prepayments during a
                                                 lock-out period, and following
                                                 the lock-out period to and
                                                 including the seventy-fourth
                                                 (74) monthly payment date
                                                 permits the related borrower
                                                 (after an initial period of at
                                                 least two years following the
                                                 date of issuance of the
                                                 certificates) to defease the
                                                 loan by pledging

                                      S-22

                                                 direct, non-callable United
                                                 States Treasury obligations and
                                                 obtaining the release of the
                                                 mortgaged property from the
                                                 lien of the mortgage, and on
                                                 the seventy-fourth (74) monthly
                                                 payment date also permits
                                                 voluntary principal prepayments
                                                 if accompanied by a yield
                                                 maintenance charge calculated
                                                 on the basis of a yield
                                                 maintenance formula.

                                            o    Two (2) mortgage loans,
                                                 representing 1.7% of the
                                                 initial outstanding pool
                                                 balance, have no lock-out
                                                 period and permit voluntary
                                                 principal prepayments at any
                                                 time if accompanied by a
                                                 prepayment premium or yield
                                                 maintenance charge calculated
                                                 on the basis of the greater of
                                                 a yield maintenance formula or
                                                 1% of the amount prepaid.

                                            With respect to the prepayment and
                                            defeasance provisions set forth
                                            above, certain of the mortgage loans
                                            also include provisions described
                                            below:

                                            o    Four (4) mortgage loans,
                                                 representing 3.4% of the
                                                 initial outstanding pool
                                                 balance, are secured by
                                                 multiple mortgaged properties
                                                 and permit the substitution of
                                                 certain of the mortgaged
                                                 properties with other mortgaged
                                                 properties satisfying various
                                                 criteria, including, amongst
                                                 others, loan-to-value, debt
                                                 service coverage, property
                                                 condition, market-based
                                                 criteria and rating agency
                                                 approval, as applicable.

                                            o    One (1) mortgage loan,
                                                 representing 1.8% of the
                                                 initial outstanding pool
                                                 balance, permits the release of
                                                 a portion of the collateral
                                                 upon prepayment, with the
                                                 applicable yield maintenance
                                                 charge, if two of the related
                                                 lessees exercise their right to
                                                 purchase their respective
                                                 portions of the mortgaged
                                                 property at prices ranging from
                                                 $9,705,263 and $8,947,368
                                                 between May 2011 and February
                                                 2012 provided that the purchase
                                                 price is applied to the
                                                 prepayment of the mortgage
                                                 loan.

                                            o    One (1) mortgage loan,
                                                 representing 1.4% of the
                                                 initial outstanding pool
                                                 balance permits the release of
                                                 a portion of the related
                                                 mortgaged property upon the
                                                 payment of an amount equal to
                                                 105% of the allocable loan
                                                 amount of the collateral being
                                                 released together with the
                                                 payment of the applicable yield
                                                 maintenance charge provided
                                                 that (i) the remaining
                                                 mortgaged property achieves a
                                                 debt service coverage ratio of
                                                 at least 1.50x, (ii) the
                                                 remaining outstanding principal
                                                 balance of the mortgage loan
                                                 does not exceed 74% of the
                                                 value of the unreleased portion
                                                 of the mortgaged property and
                                                 (iii) the remaining mortgaged
                                                 property is at least 90%
                                                 leased.

                                            o    One (1) mortgage loan,
                                                 representing 1.4% of the
                                                 initial outstanding pool
                                                 balance, is secured by multiple
                                                 mortgaged properties and
                                                 permits the partial release of
                                                 an individual property
                                                 permitted in conjunction with
                                                 partial defeasance, satisfying
                                                 certain criteria, including a
                                                 post-release loan-to-value
                                                 ratio of no more than 75% and a
                                                 debt service ratio of at least
                                                 1.15x.

                                            o    One (1) mortgage loan,
                                                 representing 1.2% of the
                                                 initial outstanding pool
                                                 balance, is secured by multiple
                                                 mortgaged properties and
                                                 permits the partial release of
                                                 an individual property
                                                 permitted in conjunction with
                                                 partial defeasance, satisfying
                                                 certain criteria, including a
                                                 post-release loan-to-value
                                                 ratio of no more than 67%

                                      S-23

                                                 and debt service coverage ratio
                                                 of at least 1.20x, and the
                                                 aggregate allocated loan
                                                 amounts for any such released
                                                 properties shall not exceed 10%
                                                 of original principal balance
                                                 of the combined obligation.

                                            o    Four (4) mortgage loans,
                                                 representing 1.0% of the
                                                 initial outstanding pool
                                                 balance, which are
                                                 cross-collateralized, permit
                                                 the release of a portion of the
                                                 collateral upon prepayment,
                                                 with the applicable yield
                                                 maintenance charge calculated
                                                 on the basis of the greater of
                                                 a yield maintenance formula or
                                                 1% of the amount prepaid, in an
                                                 amount equal to 115% of the
                                                 allocated loan amount of the
                                                 collateral being released
                                                 provided that the remaining
                                                 mortgaged property achieves a
                                                 debt service coverage ratio
                                                 that is greater than 2.65x and
                                                 the remaining outstanding
                                                 principal balance of the
                                                 mortgage loan does not exceed
                                                 60% of the value of the
                                                 unreleased portion of the
                                                 mortgaged property.

                                            o    One (1) mortgage loan,
                                                 representing 0.9% of the
                                                 initial outstanding pool
                                                 balance, permits the release of
                                                 a portion of the collateral if
                                                 the remaining outstanding
                                                 principal balance of the
                                                 mortgage loan does not exceed
                                                 65% of the value of the
                                                 unreleased portion of the
                                                 mortgaged property.

                                            o    One (1) mortgage loan,
                                                 representing 0.7% of the
                                                 initial outstanding pool
                                                 balance, permits the release of
                                                 a portion of the collateral
                                                 upon partial defeasance if the
                                                 remaining mortgaged property
                                                 achieves a debt service
                                                 coverage ratio that is greater
                                                 than 1.60x and the remaining
                                                 outstanding principal balance
                                                 of the mortgage loan does not
                                                 exceed 60% of the value of the
                                                 unreleased portion of the
                                                 mortgaged property and, if
                                                 prepaid, at the lender's
                                                 discretion upon payment of the
                                                 applicable yield maintenance
                                                 charge.

                                            o    One (1) mortgage loan,
                                                 representing 0.4% of the
                                                 initial outstanding pool
                                                 balance permits the release of
                                                 a portion of the related
                                                 mortgaged property upon payment
                                                 of an amount equal to 125% of
                                                 the allocable loan amount of
                                                 the collateral being released
                                                 together with the payment of
                                                 the applicable yield
                                                 maintenance charge provided
                                                 that (i) the remaining
                                                 mortgaged property achieves a
                                                 debt service coverage ratio of
                                                 at least 1.50x, (ii) the
                                                 remaining outstanding principal
                                                 balance of the mortgage loan
                                                 does not exceed 78% of the
                                                 value of the unreleased portion
                                                 of the mortgaged property and
                                                 (iii) the remaining mortgaged
                                                 property is at least 100%
                                                 leased.

                                            o    Notwithstanding the above, the
                                                 mortgage loans generally
                                                 provide that the related
                                                 borrower may prepay the
                                                 mortgage loan without
                                                 prepayment premium or
                                                 defeasance requirements
                                                 commencing one (1) to seven (7)
                                                 payment dates prior to and
                                                 including the maturity date or
                                                 the anticipated repayment date.

                                            See Appendix II attached to this
                                            prospectus supplement for specific
                                            yield maintenance provisions with
                                            respect to the prepayment and
                                            defeasance provisions set forth
                                            above.

                                      S-24

     J.  MORTGAGE LOAN RANGES
            AND WEIGHTED AVERAGES.........  As of the cut-off date, the mortgage loans had the following
                                            additional characteristics:

            I.  MORTGAGE INTEREST
                RATES                       Mortgage interest rates ranging from
                                            4.750% per annum to 6.360% per
                                            annum, and a weighted average
                                            mortgage interest rate of 5.388% per
                                            annum;

            II. REMAINING TERMS             Remaining terms to scheduled
                                            maturity ranging from 56 months to
                                            240 months, and a weighted average
                                            remaining term to scheduled maturity
                                            of 120 months;

            III.REMAINING
                AMORTIZATION TERMS          Remaining amortization terms
                                            (excluding loans which provide for
                                            interest only payments for the
                                            entire loan term) ranging from 118
                                            months to 360 months, and a weighted
                                            average remaining amortization term
                                            of 326 months;

            IV. LOAN-TO-VALUE RATIOS        Loan-to-value ratios ranging from
                                            23.3% to 80.0% and a weighted
                                            average loan-to-value ratio,
                                            calculated as described in this
                                            prospectus supplement, of 62.6%.

            V.  DEBT SERVICE
                COVERAGE RATIOS             Debt service coverage ratios,
                                            determined according to the
                                            methodology presented in this
                                            prospectus supplement, ranging from
                                            1.07x to 3.36x and a weighted
                                            average debt service coverage ratio,
                                            calculated as described in this
                                            prospectus supplement, of 1.85x.

     K.    NON-SERVICED MORTGAGE
           LOAN...........................  The JL Holdings Portfolio Pari Passu
                                            Loan, which, as of the cut-off date,
                                            had an unpaid principal balance of
                                            $14,921,771 and represents 1.2% of
                                            the initial outstanding pool
                                            balance, is secured by the related
                                            mortgaged property on a pari passu
                                            basis with, and pursuant to the same
                                            mortgage as, another note, that is
                                            not included in the trust (the "JL
                                            Holdings Portfolio Companion Loan")
                                            and which had an original principal
                                            balance of $15,000,000. The JL
                                            Holdings Portfolio Companion Loan
                                            has the same interest rate, maturity
                                            date and amortization terms as the
                                            JL Holdings Portfolio Pari Passu
                                            Loan.

                                            In addition, with respect to the JL
                                            Holdings Portfolio Pari Passu Loan,
                                            the mortgage on the related
                                            mortgaged property also secures a
                                            subordinated B Note (the "JL
                                            Holdings Portfolio B Note"), which
                                            had an original principal balance of
                                            $29,800,000. The JL Holdings
                                            Portfolio B Note is not an asset of
                                            the trust.

                                            The JL Holdings Portfolio Loan Group
                                            is currently being serviced and
                                            administered pursuant to the BSCMS
                                            2005-PWR8 Pooling and Servicing
                                            Agreement. The BSCMS 2005-PWR8
                                            Pooling and Servicing Agreement
                                            provides for servicing arrangements
                                            that are similar, but not identical,
                                            to those under the Pooling and
                                            Servicing Agreement. See "Servicing
                                            of the Mortgage Loans--Servicing of
                                            the JL Holdings Portfolio Loan
                                            Group, the Hinckley Portfolio Loan
                                            Group, the Oak Tree Village
                                            Apartments A/B Mortgage Loan and the
                                            Missouri City Shopping Center
                                            Mortgage Loan--The JL Holdings
                                            Portfolio Loan Group" in this
                                            prospectus supplement.

                                            The terms of the BSCMS 2005 -PWR8
                                            Pooling and Servicing Agreement
                                            provide that:

                                      S-25

                                            o    LaSalle Bank National
                                                 Association, which is the
                                                 trustee under the BSCMS
                                                 2005-PWR8 Pooling and Servicing
                                                 Agreement, will, in that
                                                 capacity, be the mortgagee of
                                                 record with respect to the
                                                 mortgaged property securing the
                                                 JL Holdings Portfolio Pari
                                                 Passu Loan;

                                            o    Wells Fargo Bank, National
                                                 Association, which is the
                                                 master servicer for the JL
                                                 Holdings Loan Group under the
                                                 BSCMS 2005-PWR8 Pooling and
                                                 Servicing Agreement, will, in
                                                 that capacity, be the master
                                                 servicer for the JL Holdings
                                                 Portfolio Pari Passu Loan,
                                                 subject to replacement pursuant
                                                 to the terms of the BSCMS
                                                 2005-PWR8 Pooling and Servicing
                                                 Agreement;

                                            o    ARCap Servicing, Inc., which is
                                                 the special servicer under the
                                                 BSCMS 2005-PWR8 Pooling and
                                                 Servicing Agreement, will, in
                                                 that capacity, be the special
                                                 servicer for the JL Holdings
                                                 Portfolio Pari Passu Loan,
                                                 subject to replacement pursuant
                                                 to the terms of the BSCMS
                                                 2005-PWR8 Pooling and Servicing
                                                 Agreement; and

                                            o    for as long as the holder of
                                                 the JL Holdings Portfolio B
                                                 Note has the right to purchase
                                                 the JL Holdings Portfolio
                                                 Companion Loan and the JL
                                                 Holdings Portfolio Pari Passu
                                                 loan in accordance with the
                                                 related intercreditor
                                                 agreement, the holder of the JL
                                                 Holdings Portfolio B Note has
                                                 the right to advise the BSCMS
                                                 2005-PWR8 Master Servicer and
                                                 the BSCMS 2005-PWR8 Special
                                                 Servicer with respect to, and
                                                 consent to the BSCMS 2005-PWR8
                                                 Master Servicer's or the BSCMS
                                                 2005-PWR8 Special Servicer's
                                                 taking, certain actions
                                                 affecting all of the mortgage
                                                 loans in the JL Holdings
                                                 Portfolio Loan Group, including
                                                 the JL Holdings Portfolio Pari
                                                 Passu Loan.

                                            See "Servicing of the Mortgage
                                            Loans--Servicing of the JL Holdings
                                            Portfolio Loan Group, the Hinckley
                                            Portfolio Mortgage Loan, the Oak
                                            Tree Village Apartments A/B Mortgage
                                            Loan and the Missouri City Shopping
                                            Center A/B Mortgage Loan--The JL
                                            Holdings Portfolio Loan Group" in
                                            this prospectus supplement.

                                            References in this prospectus
                                            supplement, however, to the trustee,
                                            master servicer and special servicer
                                            will mean the trustee, master
                                            servicer and special servicer,
                                            respectively, under the Pooling and
                                            Servicing Agreement unless the
                                            context clearly indicates otherwise.

ADVANCES

     A.  PRINCIPAL AND
             INTEREST ADVANCES............  Subject to a recoverability determination described in this
                                            prospectus supplement, the master
                                            servicer is required to advance
                                            delinquent monthly mortgage loan
                                            payments for the mortgage loans that
                                            are part of the trust. The master
                                            servicer will not be required to
                                            advance any additional interest
                                            accrued as a result of the
                                            imposition of any default rate or
                                            any rate increase after an
                                            anticipated repayment date. The
                                            master servicer also is not required
                                            to advance prepayment or yield
                                            maintenance premiums, excess
                                            interest or balloon payments. With
                                            respect to any balloon payment, the
                                            master servicer will instead be
                                            required to advance an amount equal
                                            to the scheduled payment that would
                                            have been due if the related balloon
                                            payment had not become due. If a P&I
                                            Advance is made, the master servicer
                                            will defer rather than advance its
                                            master servicing fee, the excess
                                            servicing fee and the primary
                                            servicing fee, but will advance the
                                            trustee fee.

                                      S-26

                                            For an REO Property, the advance
                                            will equal the scheduled payment
                                            that would have been due if the
                                            predecessor mortgage loan had
                                            remained outstanding and continued
                                            to amortize in accordance with its
                                            amortization schedule in effect
                                            immediately before the REO Property
                                            was acquired.

     B.  SERVICING ADVANCES...............  Subject to a recoverability determination described in this
                                            prospectus supplement, the master
                                            servicer, the special servicer, the
                                            trustee and the fiscal agent may
                                            also make servicing advances to pay
                                            delinquent real estate taxes,
                                            insurance premiums and similar
                                            expenses necessary to maintain and
                                            protect the mortgaged property, to
                                            maintain the lien on the mortgaged
                                            property or to enforce the mortgage
                                            loan documents, and subject to a
                                            substantially similar recoverability
                                            determination set forth in the
                                            related Non-Serviced Mortgage Loan
                                            Pooling and Servicing Agreement,
                                            each of such parties under that
                                            agreement will be required to make
                                            servicing advances of such type with
                                            respect to any Non-Serviced Mortgage
                                            Loans.

     C.  INTEREST ON ADVANCES.............  All advances made by the master servicer, the special servicer, the
                                            trustee or the fiscal agent will
                                            accrue interest at a rate equal to
                                            the "prime rate" as reported in The
                                            Wall Street Journal.

     D.  BACK-UP ADVANCES.................  Pursuant to the requirements of the
                                            Pooling and Servicing Agreement, if
                                            the master servicer fails to make a
                                            required advance, the trustee will
                                            be required to make the advance, and
                                            if the trustee fails to make a
                                            required advance, the fiscal agent
                                            will be required to make the
                                            advance, each subject to the same
                                            limitations, and with the same
                                            rights of the master servicer.

     E.  RECOVERABILITY...................  None of the master servicer, the special servicer, the trustee or the
                                            fiscal agent will be obligated to
                                            make any advance if it or the
                                            special servicer (or another master
                                            servicer, special servicer, trustee
                                            or fiscal agent with respect to a
                                            Non-Serviced Companion Mortgage
                                            Loan) reasonably determines that
                                            such advance would not be
                                            recoverable in accordance with the
                                            servicing standard and the trustee
                                            and the fiscal agent may rely on any
                                            such determination made by the
                                            master servicer or the special
                                            servicer.

     F.  ADVANCES DURING AN
            APPRAISAL REDUCTION EVENT.....  The occurrence of certain adverse events affecting a mortgage loan
                                            will require the special servicer to
                                            obtain a new appraisal or other
                                            valuation of the related mortgaged
                                            property. In general, if the
                                            principal amount of the mortgage
                                            loan plus all other amounts due
                                            under the mortgage loan and interest
                                            on advances made with respect to the
                                            mortgage loan exceeds 90% of the
                                            value of the mortgaged property
                                            determined by an appraisal or other
                                            valuation, an appraisal reduction
                                            may be created in the amount of the
                                            excess as described in this
                                            prospectus supplement. If there
                                            exists an appraisal reduction for
                                            any mortgage loan, the amount of
                                            interest required to be advanced on
                                            that mortgage loan will be
                                            proportionately reduced to the
                                            extent of the appraisal reduction.
                                            This will reduce the funds available
                                            to pay interest on the most
                                            subordinate class or classes of
                                            certificates then outstanding.

                                            See "Description of the Offered
                                            Certificates--Advances" in this
                                            prospectus supplement.

                                      S-27

                       ADDITIONAL ASPECTS OF CERTIFICATES

     RATINGS..............................  The certificates offered to you will not be issued unless each of the
                                            classes of certificates being
                                            offered by this prospectus
                                            supplement receives the following
                                            ratings from Fitch, Inc. and
                                            Standard & Poor's Rating Services, a
                                            division of The McGraw Hill
                                            Companies, Inc.


                                            ------------------------------------ ----------------------------------
                                                           Class                              Ratings
                                                                                             Fitch/S&P
                                            ------------------------------------ ----------------------------------

                                            ------------------------------------ ----------------------------------
                                            Classes A-1, A-2, A-3, A-AB, Class                AAA/AAA
                                            A-4A and Class A-4B
                                            ------------------------------------ ----------------------------------
                                            Class A-J                                         AAA/AAA
                                            ------------------------------------ ----------------------------------
                                            Class B                                            AA/AA
                                            ------------------------------------ ----------------------------------
                                            Class C                                           AA-/AA-
                                            ------------------------------------ ----------------------------------
                                            Class D                                             A/A
                                            ------------------------------------ ----------------------------------


                                            A rating agency may lower or
                                            withdraw a security rating at any
                                            time.

                                            See "Ratings" in this prospectus
                                            supplement and "Ratings" in the
                                            prospectus for a discussion of the
                                            basis upon which ratings are given,
                                            the limitations of and restrictions
                                            on the ratings, and the conclusions
                                            that should not be drawn from a
                                            rating.

OPTIONAL TERMINATION.................       On any distribution date on which
                                            the aggregate principal balance of
                                            the mortgage loans is less than or
                                            equal to 1% of the initial
                                            outstanding pool balance, the
                                            holders of a majority of the
                                            controlling class, the master
                                            servicer, the special servicer and
                                            any holder of a majority interest in
                                            the Class R-I Certificates, in that
                                            order of priority, will have the
                                            option to purchase all of the
                                            remaining mortgage loans, and all
                                            property acquired through exercise
                                            of remedies in respect of any
                                            mortgage loan, at the price
                                            specified in this prospectus
                                            supplement. Exercise of this option
                                            would terminate the trust and retire
                                            the then outstanding certificates at
                                            par plus accrued interest.

DENOMINATIONS........................       The Class A-1, Class A-2, Class A-3,
                                            Class A-AB, Class A-4A, Class A-4B
                                            and Class A-J Certificates will be
                                            offered in minimum denominations of
                                            $25,000. The remaining offered
                                            certificates will be offered in
                                            minimum denominations of $100,000.
                                            Investments in excess of the minimum
                                            denominations may be made in
                                            multiples of $1.

REGISTRATION, CLEARANCE
   AND SETTLEMENT.........................  Your certificates will be registered in the name of Cede & Co., as
                                            nominee of The Depository Trust
                                            Company, and will not be registered
                                            in your name. You will not receive a
                                            definitive certificate representing
                                            your ownership interest, except in
                                            very limited circumstances described
                                            in this prospectus supplement. As a
                                            result, you will hold your
                                            certificates only in book-entry form
                                            and will not be a certificateholder
                                            of record. You will receive
                                            distributions on your certificates
                                            and reports relating to
                                            distributions only through The
                                            Depository Trust Company,
                                            Clearstream Bank or Euroclear Bank,
                                            as operator of the Euroclear system,
                                            or through participants in The
                                            Depository Trust Company,
                                            Clearstream Bank or Euroclear Bank.

                                            You may hold your certificates
                                            through:

                                      S-28

                                            o    The Depository Trust Company in
                                                 the United States; or

                                            o    Clearstream Bank or Euroclear
                                                 Bank in Europe.

                                            Transfers within The Depository
                                            Trust Company, Clearstream Bank or
                                            Euroclear Bank will be made in
                                            accordance with the usual rules and
                                            operating procedures of those
                                            systems. Cross-market transfers
                                            between persons holding directly
                                            through The Depository Trust
                                            Company, Clearstream Bank or
                                            Euroclear Bank will be effected in
                                            The Depository Trust Company through
                                            the relevant depositories of
                                            Clearstream Bank or Euroclear Bank.

                                            We may not terminate the book-entry
                                            system through The Depository Trust
                                            Company with respect to all or any
                                            portion of any class of the
                                            certificates offered to you without
                                            obtaining the required
                                            certificateholders' consent to
                                            initiate termination.

                                            We expect that the certificates
                                            offered to you will be delivered in
                                            book-entry form through the
                                            facilities of The Depository Trust
                                            Company, Clearstream Bank or
                                            Euroclear Bank on or about the
                                            closing date.

TAX STATUS................................  Elections will be made to treat designated portions of the trust as
                                            three separate "real estate mortgage
                                            investment conduits"--REMIC I, REMIC
                                            II and REMIC III--for federal income
                                            tax purposes. In the opinion of
                                            counsel, each such designated
                                            portion of the trust will qualify
                                            for this treatment and each class of
                                            offered certificates will evidence
                                            "regular interests" in REMIC III.
                                            The portion of the trust consisting
                                            of the right to excess interest
                                            (interest on each mortgage loan with
                                            an anticipated repayment date
                                            accruing after such date at a rate
                                            in excess of the rate that applied
                                            prior to such date) and the related
                                            sub-accounts will be treated as a
                                            grantor trust for federal income tax
                                            purposes.

                                            Pertinent federal income tax
                                            consequences of an investment in the
                                            offered certificates include:

                                            o    The regular interests will be
                                                 treated as newly originated
                                                 debt instruments for federal
                                                 income tax purposes.

                                            o    Beneficial owners of offered
                                                 certificates will be required
                                                 to report income on the
                                                 certificates in accordance with
                                                 the accrual method of
                                                 accounting.

                                            o    We anticipate that the offered
                                                 certificates will not be issued
                                                 with original issue discount
                                                 for federal income tax
                                                 purposes.

                                            See "Material Federal Income Tax
                                            Consequences" in this prospectus
                                            supplement.

CONSIDERATIONS RELATED TO TITLE I
   OF THE EMPLOYEE RETIREMENT
   INCOME SECURITY ACT OF 1974............  Subject to the satisfaction of important conditions described under
                                            "ERISA Considerations" in this
                                            prospectus supplement and in the
                                            accompanying prospectus, the offered
                                            certificates may be purchased by
                                            persons investing assets of employee
                                            benefit plans or individual
                                            retirement accounts.

LEGAL INVESTMENT..........................  The offered certificates will not constitute "mortgage related
                                            securities" for purposes --- of the
                                            Secondary Mortgage Market
                                            Enhancement Act of 1984, as amended.
                                            If your investment activities are
                                            subject to legal investment laws and
                                            regulations, regulatory capital
                                            requirements or

                                      S-29

                                            review by regulatory authorities,
                                            then you may be subject to
                                            restrictions on investment in the
                                            offered certificates. You should
                                            consult your own advisors for
                                            assistance in determining the
                                            suitability of and consequences to
                                            you of the purchase, ownership and
                                            sale of the offered certificates.
                                            See "Legal Investment" herein and in
                                            the accompanying prospectus.

                                      S-30

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. Among other risks, the timing of payments and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider both the risk factors relating to the mortgage loans and the mortgaged properties and the other risks relating to the certificates.

     The risks and uncertainties described in this section, together with those risks described in the prospectus under "Risk Factors", summarize material risks relating to your certificates. Your investment could be materially and adversely affected by the actual and potential circumstances that we describe in those sections.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED TO
PAYMENTS UNDER THE MORTGAGE LOANS           Payments under the mortgage loans
                                            are not insured or guaranteed by any
                                            governmental entity or mortgage
                                            insurer. Accordingly, the sources
                                            for repayment of your certificates
                                            are limited to amounts due with
                                            respect to the mortgage loans.

                                            You should consider all of the
                                            mortgage loans to be nonrecourse
                                            loans. Even in those cases where
                                            recourse to a borrower or guarantor
                                            is permitted under the related loan
                                            documents, we have not necessarily
                                            undertaken an evaluation of the
                                            financial condition of any of these
                                            persons. If a default occurs, the
                                            lender's remedies generally are
                                            limited to foreclosing against the
                                            specific properties and other assets
                                            that have been pledged to secure the
                                            loan. Such remedies may be
                                            insufficient to provide a full
                                            return on your investment. Payment
                                            of amounts due under a mortgage loan
                                            prior to its maturity or anticipated
                                            repayment date is dependent
                                            primarily on the sufficiency of the
                                            net operating income of the related
                                            mortgaged property. Payment of those
                                            mortgage loans that are balloon
                                            loans at maturity or on its
                                            anticipated repayment date is
                                            primarily dependent upon the
                                            borrower's ability to sell or
                                            refinance the property for an amount
                                            sufficient to repay the loan.

                                            In limited circumstances, a mortgage
                                            loan seller may be obligated to
                                            repurchase or replace a mortgage
                                            loan that it sold to the Depositor
                                            if the applicable seller's
                                            representations and warranties
                                            concerning that mortgage loan are
                                            materially breached or if there are
                                            material defects in the
                                            documentation for that mortgage
                                            loan. However, there can be no
                                            assurance that any of these entities
                                            will be in a financial position to
                                            effect a repurchase or substitution.
                                            The representations and warranties
                                            address the characteristics of the
                                            mortgage loans and mortgaged
                                            properties as of the date of
                                            issuance of the certificates. They
                                            do not relieve you or the trust of
                                            the risk of defaults and losses on
                                            the mortgage loans.

                                      S-31

THE REPAYMENT OF A COMMERCIAL
MORTGAGE LOAN IS DEPENDENT ON
THE CASH FLOW PRODUCED
BY THE PROPERTY WHICH
CAN BE VOLATILE AND
INSUFFICIENT TO ALLOW TIMELY
PAYMENT ON YOUR CERTIFICATES                The mortgage loans are secured by
                                            various types of income-producing
                                            commercial, multifamily and
                                            manufactured housing community
                                            properties. Commercial lending is
                                            generally thought to expose a lender
                                            to greater risk than one-to-four
                                            family residential lending because,
                                            among other things, it typically
                                            involves larger loans.

                                            One hundred fifty-six (156) mortgage
                                            loans, representing 100.0% of the
                                            initial outstanding pool balance,
                                            were originated within twelve (12)
                                            months prior to the cut-off date.
                                            Consequently, these mortgage loans
                                            do not have a long-standing payment
                                            history.

                                            The repayment of a commercial
                                            mortgage loan is typically dependent
                                            upon the ability of the applicable
                                            property to produce cash flow. Even
                                            the liquidation value of a
                                            commercial property is determined,
                                            in substantial part, by the amount
                                            of the property's cash flow (or its
                                            potential to generate cash flow).
                                            However, net operating income and
                                            cash flow can be volatile and may be
                                            insufficient to cover debt service
                                            on the loan at any given time.

                                            The net operating income, cash flow
                                            and property value of the mortgaged
                                            properties may be adversely affected
                                            by any one or more of the following
                                            factors:

                                            o    the age, design and
                                                 construction quality of the
                                                 property;

                                            o    the lack of any operating
                                                 history in the case of a newly
                                                 built or renovated mortgaged
                                                 property;

                                            o    perceptions regarding the
                                                 safety, convenience and
                                                 attractiveness of the property;

                                            o    the proximity and
                                                 attractiveness of competing
                                                 properties;

                                            o    the inadequacy of the
                                                 property's management and
                                                 maintenance;

                                            o    increases in operating expenses
                                                 (including common area
                                                 maintenance charges) at the
                                                 property and in relation to
                                                 competing properties;

                                            o    an increase in the capital
                                                 expenditures needed to maintain
                                                 the property or make
                                                 improvements;

                                            o    the dependence upon a single
                                                 tenant, or a concentration of
                                                 tenants in a particular
                                                 business or industry;

                                            o    a decline in the financial
                                                 condition of a major tenant;

                                            o    an increase in vacancy rates;
                                                 and

                                            o    a decline in rental rates as
                                                 leases are renewed or entered
                                                 into with new tenants.

                                      S-32

                                            Other factors are more general in
                                            nature, such as:

                                            o    national, regional or local
                                                 economic conditions (including
                                                 plant closings, military base
                                                 closings, industry slowdowns
                                                 and unemployment rates);

                                            o    local real estate conditions
                                                 (such as an oversupply of
                                                 competing properties, rental
                                                 space or multifamily housing);

                                            o    demographic factors;

                                            o    decreases in consumer
                                                 confidence (caused by events
                                                 such as threatened or
                                                 continuing military action,
                                                 recent disclosures of
                                                 wrongdoing or financial
                                                 misstatements by major
                                                 corporations and financial
                                                 institutions and other
                                                 factors);

                                            o    changes in consumer tastes and
                                                 preferences; and

                                            o    retroactive changes in building
                                                 codes.

                                            The volatility of net operating
                                            income will be influenced by many of
                                            the foregoing factors, as well as
                                            by:

                                            o    the length of tenant leases;

                                            o    the creditworthiness of
                                                 tenants;

                                            o    the level of tenant defaults;

                                            o    the ability to convert an
                                                 unsuccessful property to an
                                                 alternative use;

                                            o    new construction in the same
                                                 market as the mortgaged
                                                 property;

                                            o    rent control and stabilization
                                                 laws or other laws impacting
                                                 operating costs;

                                            o    the number and diversity of
                                                 tenants;

                                            o    the rate at which new rentals
                                                 occur;

                                            o    the property's operating
                                                 leverage (which is the
                                                 percentage of total property
                                                 expenses in relation to
                                                 revenue), the ratio of fixed
                                                 operating expenses to those
                                                 that vary with revenues, and
                                                 the level of capital
                                                 expenditures required to
                                                 maintain the property and to
                                                 retain or replace tenants; and

                                            o    in the case of residential
                                                 cooperative properties, the
                                                 payments received by the
                                                 cooperative corporation from
                                                 its tenants/shareholders,
                                                 including any special
                                                 assessments against the
                                                 property.

                                            A decline in the real estate market
                                            or in the financial condition of a
                                            major tenant will tend to have a
                                            more immediate effect on the net
                                            operating income of properties with
                                            short-term revenue sources (such as
                                            short-term or month-to-month leases)
                                            and may lead to higher rates of
                                            delinquency or defaults under
                                            mortgage loans secured by such
                                            properties.

                                      S-33

CONVERTING COMMERCIAL
PROPERTIES TO ALTERNATIVE USES
MAY REQUIRE SIGNIFICANT
EXPENSES WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES               Some of the mortgaged properties may
                                            not be readily convertible to
                                            alternative uses if those properties
                                            were to become unprofitable for any
                                            reason. This is because:

                                            o    converting commercial
                                                 properties to alternate uses or
                                                 converting single-tenant
                                                 commercial properties to
                                                 multi-tenant properties
                                                 generally requires substantial
                                                 capital expenditures; and

                                            o    zoning or other restrictions
                                                 also may prevent alternative
                                                 uses.

                                            The liquidation value of a mortgaged
                                            property not readily convertible to
                                            an alternative use may be
                                            substantially less than would be the
                                            case if the mortgaged property were
                                            readily adaptable to other uses. If
                                            this type of mortgaged property were
                                            liquidated and a lower liquidation
                                            value were obtained, less funds
                                            would be available for distributions
                                            on your certificates. See "Mortgaged
                                            Properties Securing The Mortgage
                                            Loans That Are Not In Compliance
                                            With Zoning And Building Code
                                            Requirements And Use Restrictions
                                            Could Adversely Affect Payments On
                                            Your Certificates."

                                            For instance, the mortgaged
                                            properties securing Mortgage Loan
                                            Nos. 28-32, representing 1.4% of the
                                            initial outstanding pool balance,
                                            are used for marinas, boat yards and
                                            boat production facilities, and
                                            represent specialized commercial or
                                            industrial uses.

PROPERTY VALUE MAY BE ADVERSELY
AFFECTED EVEN WHEN THERE IS NO
CHANGE IN CURRENT  OPERATING
INCOME                                      Various factors may adversely affect
                                            the value of the mortgaged
                                            properties without affecting the
                                            properties' current net operating
                                            income. These factors include, among
                                            others:

                                            o    changes in governmental
                                                 regulations, fiscal policy,
                                                 zoning or tax laws;

                                            o    potential environmental
                                                 legislation or liabilities or
                                                 other legal liabilities;

                                            o    proximity and attractiveness of
                                                 competing properties;

                                            o    new construction of competing
                                                 properties in the same market;

                                            o    convertibility of a property to
                                                 an alternative use;

                                            o    the availability of
                                                 refinancing; and

                                            o    changes in interest rate
                                                 levels.

TENANT CONCENTRATION INCREASES
THE RISK THAT CASH FLOW WILL BE
INTERRUPTED WHICH COULD
REDUCE PAYMENTS ON
YOUR CERTIFICATES

                                            A deterioration in the financial
                                            condition of a tenant can be
                                            particularly significant if a
                                            mortgaged property is leased to a
                                            single or large tenant or a small
                                            number of tenants, because rent
                                            interruptions by a tenant may cause
                                            the borrower to default on its
                                            obligations to the lender. One

                                      S-34

                                            hundred forty-four (144) of the
                                            mortgaged properties, securing
                                            mortgage loans representing 13.0% of
                                            the initial outstanding pool
                                            balance, are 100% leased to single
                                            tenants, and in some cases the
                                            tenant is related to the borrower.
                                            Mortgaged properties leased to a
                                            single tenant or a small number of
                                            tenants also are more susceptible to
                                            interruptions of cash flow if a
                                            tenant fails to renew its lease or
                                            defaults under its lease. This is so
                                            because:

                                            o    the financial effect of the
                                                 absence of rental income may be
                                                 severe;

                                            o    more time may be required to
                                                 re-lease the space; and

                                            o    substantial capital costs may
                                                 be incurred to make the space
                                                 appropriate for replacement
                                                 tenants.

                                            Additionally, some of the tenants at
                                            the mortgaged properties (including
                                            sole tenants or other significant
                                            tenants) have lease termination
                                            option dates or lease expiration
                                            dates that are prior to or shortly
                                            after the related maturity date or
                                            anticipated repayment date. See
                                            Appendix II to this prospectus
                                            supplement. There are a number of
                                            other mortgaged properties that
                                            similarly have a significant amount
                                            of scheduled lease expirations or
                                            potential terminations before the
                                            maturity of the related mortgage
                                            loan, although those circumstances
                                            were generally addressed by escrow
                                            requirements or other mitigating
                                            provisions.

                                            Another factor that you should
                                            consider is that retail, industrial
                                            and office properties also may be
                                            adversely affected if there is a
                                            concentration of tenants or of
                                            tenants in the same or similar
                                            business or industry.

                                            In some cases, the sole or a
                                            significant tenant is related to the
                                            subject borrower or an affiliate of
                                            that borrower.

                                            For further information with respect
                                            to tenant concentrations, see
                                            Appendix II.

LEASING MORTGAGED PROPERTIES
TO MULTIPLE TENANTS MAY RESULT
IN HIGHER RE-LEASING COSTS
WHICH COULD REDUCE PAYMENTS
ON YOUR CERTIFICATES                        If a mortgaged property has multiple
                                            tenants, re-leasing costs and costs
                                            of enforcing remedies against
                                            defaulting tenants may be more
                                            frequent than in the case of
                                            mortgaged properties with fewer
                                            tenants, thereby reducing the cash
                                            flow available for debt service
                                            payments. These costs may cause a
                                            borrower to default in its
                                            obligations to a lender which could
                                            reduce cash flow available for debt
                                            service payments. Multi-tenanted
                                            mortgaged properties also may
                                            experience higher continuing vacancy
                                            rates and greater volatility in
                                            rental income and expenses.

RE-LEASING RISKS                            Repayment of mortgage loans
                                            secured by retail, office and
                                            industrial properties will be
                                            affected by the expiration of leases
                                            and the ability of the related
                                            borrowers and property managers to
                                            renew the leases or to relet the
                                            space on comparable terms. Certain
                                            mortgaged properties may be leased
                                            in whole or in part to government
                                            sponsored tenants who have the right
                                            to cancel their leases at any time
                                            because of lack of appropriations.

                                      S-35

                                            In addition, certain properties may
                                            have tenants that are paying rent
                                            but are not in occupancy or may have
                                            vacant space that is not leased. Any
                                            "dark" space may cause the property
                                            to be less desirable to other
                                            potential tenants or the related
                                            tenant may be more likely to default
                                            in its obligations under the lease.
                                            We cannot assure you that those
                                            tenants will continue to fulfill
                                            their lease obligations or that the
                                            space will be relet.

                                            Income from, and the market value
                                            of, the mortgaged properties
                                            securing the mortgage loans would be
                                            adversely affected if vacant space
                                            in the mortgaged properties could
                                            not be leased for a significant
                                            period of time, if tenants were
                                            unable to meet their lease
                                            obligations or if, for any other
                                            reason, rental payments could not be
                                            collected or if one or more tenants
                                            ceased operations at the mortgaged
                                            property.

                                            Even if vacated space is
                                            successfully relet, the costs
                                            associated with reletting, including
                                            tenant improvements and leasing
                                            commissions, could be substantial
                                            and could reduce cash flow from the
                                            related mortgaged properties.
                                            Forty-four (44) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 36.2% of the initial
                                            outstanding pool balance (excluding
                                            multifamily, manufactured housing
                                            community, self storage properties,
                                            hospitality and certain other
                                            property types), as of the cut-off
                                            date, have reserves for tenant
                                            improvements and leasing commissions
                                            which may serve to defray such
                                            costs. There can be no assurances,
                                            however, that the funds (if any)
                                            held in such reserves for tenant
                                            improvements and leasing commissions
                                            will be sufficient to cover any of
                                            the costs and expenses associated
                                            with tenant improvements or leasing
                                            commission obligations. In addition,
                                            if a tenant defaults in its
                                            obligations to a borrower, the
                                            borrower may incur substantial costs
                                            and experience significant delays
                                            associated with enforcing rights and
                                            protecting its investment, including
                                            costs incurred in renovating or
                                            reletting the property.

THE CONCENTRATION OF LOANS
WITH THE SAME OR RELATED
BORROWERS INCREASES THE
POSSIBILITY OF LOSS ON THE LOANS
WHICH COULD REDUCE PAYMENTS
ON YOUR CERTIFICATES                        The effect of mortgage pool loan
                                            losses will be more severe:

                                            o    if the pool is comprised of a
                                                 small number of loans, each
                                                 with a relatively large
                                                 principal amount; or

                                            o    if the losses relate to loans
                                                 that account for a
                                                 disproportionately large
                                                 percentage of the pool's
                                                 aggregate principal balance of
                                                 all mortgage loans.

                                            Mortgage loans with the same
                                            borrower or related borrowers pose
                                            additional risks. Among other
                                            things, financial difficulty at one
                                            mortgaged real property could cause
                                            the owner to defer maintenance at
                                            another mortgaged real property in
                                            order to satisfy current expenses
                                            with respect to the troubled
                                            mortgaged real property; and the
                                            owner could attempt to avert
                                            foreclosure on one mortgaged real
                                            property by filing a bankruptcy
                                            petition that might have the effect
                                            of interrupting monthly payments for
                                            an indefinite period on all of the
                                            related mortgage loans.

                                      S-36

                                            Fifteen (15) groups of mortgage
                                            loans are made to the same borrower
                                            or borrowers related through common
                                            ownership and where, in general, the
                                            related mortgaged properties are
                                            commonly managed. The related
                                            borrower concentrations of the three
                                            (3) largest groups represent 8.1%,
                                            4.1% and 3.8%, respectively, of the
                                            initial outstanding pool balance.

                                            The ten largest mortgage loans in
                                            the aggregate represent 27.0% of the
                                            initial outstanding pool balance.
                                            Each of the other mortgage loans
                                            represents no greater than 1.6% of
                                            the initial outstanding pool
                                            balance.

                                            In some cases, the sole or
                                            significant tenant is related to the
                                            subject borrower. In the case of
                                            Mortgage Loan Nos. 152, 168, 170,
                                            231, 233 and 259, the tenant at all
                                            of the related mortgaged properties
                                            is the parent of the related
                                            borrower. For further information
                                            with respect to tenant
                                            concentrations, see Appendix II.

A CONCENTRATION OF LOANS WITH
THE SAME PROPERTY TYPES
INCREASES THE POSSIBILITY OF LOSS
ON THE LOANS WHICH COULD
REDUCE PAYMENTS ON YOUR
CERTIFICATES                                A concentration of mortgaged
                                            property types also can pose
                                            increased risks. A concentration of
                                            mortgage loans secured by the same
                                            property type can increase the risk
                                            that a decline in a particular
                                            industry will have a
                                            disproportionately large impact on
                                            the pool of mortgage loans. The
                                            following property types represent
                                            the indicated percentage of the
                                            initial outstanding pool balance:

                                            o    retail properties represent
                                                 39.4%;

                                            o    office properties represent
                                                 19.0%;

                                            o    multifamily properties
                                                 represent 10.7%;

                                            o    hospitality properties
                                                 represent 8.8%;

                                            o    self storage properties
                                                 represent 7.2%;

                                            o    industrial properties represent
                                                 6.8%;

                                            o    mixed use property types
                                                 represent 5.2%;

                                            o    other properties represent
                                                 2.8%; and

                                            o    manufactured housing community
                                                 properties represent 0.3%.

A CONCENTRATION OF MORTGAGED
PROPERTIES IN A LIMITED NUMBER
OF LOCATIONS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                                Concentrations of mortgaged
                                            properties in geographic areas may
                                            increase the risk that adverse
                                            economic or other developments or a
                                            natural disaster or act of terrorism
                                            affecting a particular region of the
                                            country could increase the frequency
                                            and severity of losses on mortgage
                                            loans secured by the properties. In
                                            the past, several regions of the
                                            United States have experienced
                                            significant real estate downturns at
                                            times when other regions have not.
                                            Regional economic declines or
                                            adverse conditions in regional real
                                            estate markets could adversely
                                            affect the income from, and market
                                            value of, the mortgaged properties
                                            located in the region. Other
                                            regional factors--e.g., earthquakes,
                                            floods or

                                      S-37

                                            hurricanes or changes in
                                            governmental rules or fiscal
                                            policies--also may adversely affect
                                            those mortgaged properties.

                                            The mortgaged properties are located
                                            in 34 different states and the
                                            District of Columbia. In particular,
                                            investors should note that 14.2% of
                                            the mortgaged properties, based on
                                            the initial outstanding pool
                                            balance, are located in California.
                                            Mortgaged properties located in
                                            California may be more susceptible
                                            to some types of special hazards
                                            that may not be covered by insurance
                                            (such as earthquakes) than
                                            properties located in other parts of
                                            the country. The mortgage loans
                                            generally do not require any
                                            borrowers to maintain earthquake
                                            insurance.

                                            In addition, 9.8%, 8.5%, 8.4%, 7.2%,
                                            6.9%, 6.6% and 5.6% of the mortgaged
                                            properties, based on the initial
                                            outstanding pool balance, are
                                            located in Georgia, New York, Texas,
                                            Illinois, Connecticut, Florida and
                                            New Jersey, respectively, and
                                            concentrations of mortgaged
                                            properties, in each case,
                                            representing less than 5.0% of the
                                            initial outstanding pool balance,
                                            also exist in several other states.

A  LARGE  CONCENTRATION  OF  RETAIL
PROPERTIES  IN  THE MORTGAGE  POOL
WILL  SUBJECT  YOUR  INVESTMENT  TO
THE SPECIAL RISKS OF RETAIL
PROPERTIES                                  One hundred eighty-one (181) of the
                                            mortgaged properties, securing
                                            mortgage loans representing 39.4% of
                                            the initial outstanding pool
                                            balance, are retail properties. The
                                            quality and success of a retail
                                            property's tenants significantly
                                            affect the property's value. The
                                            success of retail properties can be
                                            adversely affected by local
                                            competitive conditions and changes
                                            in consumer spending patterns. A
                                            borrower's ability to make debt
                                            service payments can be adversely
                                            affected if rents are based on a
                                            percentage of the tenant's sales and
                                            sales decline.

                                            An "anchor tenant" is
                                            proportionately larger in size and
                                            is vital in attracting customers to
                                            a retail property, whether or not it
                                            is part of the mortgaged property.
                                            One hundred sixty-four (164) of the
                                            mortgaged properties, securing 34.5%
                                            of the initial outstanding pool
                                            balance, are properties considered
                                            by the applicable mortgage loan
                                            seller to be leased to or are
                                            adjacent to or are occupied by
                                            anchor tenants.

                                            The presence or absence of an anchor
                                            store in a shopping center also can
                                            be important because anchor stores
                                            play a key role in generating
                                            customer traffic and making a center
                                            desirable for other tenants.
                                            Consequently, the economic
                                            performance of an anchored retail
                                            property will be adversely affected
                                            by:

                                            o    an anchor store's failure to
                                                 renew its lease;

                                            o    termination of an anchor
                                                 store's lease;

                                            o    the bankruptcy or economic
                                                 decline of an anchor store or
                                                 self-owned anchor or its parent
                                                 company; or

                                            o    the cessation of the business
                                                 of an anchor store at the
                                                 shopping center, even if, as a
                                                 tenant, it continues to pay
                                                 rent.

                                            There may be retail properties with
                                            anchor stores that are permitted to
                                            cease operating at any time if
                                            certain other stores are not
                                            operated at those locations.
                                            Furthermore, there may be non-anchor
                                            tenants that are

                                      S-38

                                            permitted to offset all or a portion
                                            of their rent, pay rent based solely
                                            on a percentage of their sales or to
                                            terminate their leases if certain
                                            anchor stores and/or major tenants
                                            are either not operated or fail to
                                            meet certain business objectives.

                                            Retail properties also face
                                            competition from sources outside a
                                            given real estate market. For
                                            example, all of the following
                                            compete with more traditional retail
                                            properties for consumer dollars:
                                            factory outlet centers, discount
                                            shopping centers and clubs,
                                            catalogue retailers, home shopping
                                            networks, internet web sites and
                                            telemarketing. Continued growth of
                                            these alternative retail outlets,
                                            which often have lower operating
                                            costs, could adversely affect the
                                            rents collectible at the retail
                                            properties included in the mortgage
                                            pool, as well as the income from,
                                            and market value of, the mortgaged
                                            properties. Moreover, additional
                                            competing retail properties may be
                                            built in the areas where the retail
                                            properties are located, which could
                                            adversely affect the rents
                                            collectible at the retail properties
                                            included in the mortgage pool, as
                                            well as the income from, and market
                                            value of, the mortgaged properties.

                                            In addition, 89 of the mortgaged
                                            properties, securing mortgage loans
                                            representing 1.2% of the initial
                                            outstanding pool balance, are
                                            secured by mortgaged properties with
                                            restaurant tenants whereas such
                                            restaurants are affiliated with a
                                            single restaurant franchise company.
                                            Mortgaged properties occupied by
                                            restaurant franchises may be
                                            affiliated with a franchise company
                                            through a franchise agreement or a
                                            management agreement. The
                                            performance of a restaurant property
                                            affiliated with a franchise or
                                            management company depends in part
                                            on the continued existence and
                                            financial strength of the franchisor
                                            or management company and, with
                                            respect to a franchise company only,

                                            o    the public perception of the
                                                 franchise or service mark; and

                                            o    the duration of the franchise
                                                 licensing agreement.

                                            Any provision in a franchise
                                            agreement providing for termination
                                            because of the bankruptcy of a
                                            franchisor generally will not be
                                            enforceable. Replacement franchises
                                            may require significantly higher
                                            fees. The transferability of
                                            franchise license agreements is
                                            restricted. In the event of a
                                            foreclosure, the lender or its agent
                                            would not have the right to use the
                                            franchise license without the
                                            franchisor's consent.

A  LARGE  CONCENTRATION  OF  OFFICE
PROPERTIES  IN  THE MORTGAGE  POOL
WILL  SUBJECT  YOUR  INVESTMENT  TO
THE SPECIAL RISKS OF OFFICE
PROPERTIES                                  Twenty (20) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 19.0% of the initial
                                            outstanding pool balance, are office
                                            properties.

                                            A large number of factors affect the
                                            value of these office properties,
                                            including:

                                            o    the quality of an office
                                                 building's tenants;

                                            o    the diversity of an office
                                                 building's tenants (or reliance
                                                 on a single or dominant
                                                 tenant);

                                            o    the physical attributes of the
                                                 building in relation to
                                                 competing buildings, e.g., age,
                                                 condition, design, location,
                                                 access to

                                      S-39

                                                 transportation and ability to
                                                 offer certain amenities, such
                                                 as sophisticated building
                                                 systems;

                                            o    the desirability of the area as
                                                 a business location;

                                            o    the strength and nature of the
                                                 local economy (including labor
                                                 costs and quality, tax
                                                 environment and quality of life
                                                 for employees); and

                                            o    the concentration of tenants in
                                                 a particular business or
                                                 industry. For instance, certain
                                                 office properties may have
                                                 tenants that are technology and
                                                 internet start-up companies.
                                                 Technology and internet
                                                 start-up companies have
                                                 experienced a variety of
                                                 circumstances that tend to make
                                                 their businesses relatively
                                                 volatile. Many of those
                                                 companies have little or no
                                                 operating history, their owners
                                                 and management are often
                                                 inexperienced and such
                                                 companies may be heavily
                                                 dependent on obtaining venture
                                                 capital financing. In addition,
                                                 technology and internet
                                                 start-up companies often
                                                 require significant build-out
                                                 related to special technology
                                                 which may adversely affect the
                                                 ability of the landlord to
                                                 relet the properties. The
                                                 relative instability of these
                                                 tenants may have an adverse
                                                 impact on certain of the
                                                 properties. One (1) mortgage
                                                 loan, representing 0.6% of the
                                                 initial outstanding pool
                                                 balance, is secured by a
                                                 mortgaged property that has
                                                 tenants with a concentration of
                                                 medical offices. The
                                                 performance of a medical office
                                                 property may depend on the
                                                 proximity of such property to a
                                                 hospital or other health care
                                                 establishment and on
                                                 reimbursements for patient fees
                                                 from private or
                                                 government-sponsored insurance
                                                 companies. The sudden closure
                                                 of a nearby hospital may
                                                 adversely affect the value of a
                                                 medical office property. In
                                                 addition, the performance of a
                                                 medical office property may
                                                 depend on reimbursements for
                                                 patient fees from private or
                                                 government-sponsored insurers
                                                 and issues related to
                                                 reimbursement (ranging from
                                                 non-payment to delays in
                                                 payment) from such insurers
                                                 could adversely impact cash
                                                 flow at such mortgaged
                                                 properties. Moreover, medical
                                                 office properties appeal to a
                                                 narrow market of tenants and
                                                 the value of a medical office
                                                 property may be adversely
                                                 affected by the availability of
                                                 competing medical office
                                                 properties.

                                            Moreover, the cost of refitting
                                            office space for a new tenant is
                                            often higher than the cost of
                                            refitting other types of property.

A LARGE CONCENTRATION OF
MULTIFAMILY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF MULTIFAMILY PROPERTIES             Twenty-one (21) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 10.7% of the initial
                                            outstanding pool balance, are
                                            multifamily properties.

                                            A large number of factors may affect
                                            the value and successful operation
                                            of these multifamily properties,
                                            including:

                                            o    the physical attributes of the
                                                 apartment building, such as its
                                                 age, appearance and
                                                 construction quality;

                                            o    the location of the property;

                                      S-40

                                            o    the ability of management to
                                                 provide adequate maintenance
                                                 and insurance;

                                            o    the types of services and
                                                 amenities provided at the
                                                 property;

                                            o    the property's reputation;

                                            o    the level of mortgage interest
                                                 rates and favorable income and
                                                 economic conditions (which may
                                                 encourage tenants to purchase
                                                 rather than rent housing);

                                            o    the presence of competing
                                                 properties;

                                            o    adverse local or national
                                                 economic conditions which may
                                                 limit the rent that may be
                                                 charged and which may result in
                                                 increased vacancies;

                                            o    the tenant mix (such as tenants
                                                 being predominantly students or
                                                 military personnel or employees
                                                 of a particular business or
                                                 industry);

                                            o    state and local regulations
                                                 (which may limit the ability to
                                                 increase rents); and

                                            o    government assistance/rent
                                                 subsidy programs (which may
                                                 influence tenant mobility).

A LARGE CONCENTRATION OF
HOSPITALITY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF HOSPITALITY PROPERTIES

                                            Nine (9) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 8.8% of the initial
                                            outstanding pool balance, are
                                            hospitality properties. Various
                                            factors may adversely affect the
                                            economic performance of a
                                            hospitality property, including:

                                            o    adverse economic and social
                                                 conditions, either local,
                                                 regional, national or
                                                 international which may limit
                                                 the amount that can be charged
                                                 for a room and reduce occupancy
                                                 levels;

                                            o    the construction of competing
                                                 hotels or resorts;

                                            o    continuing expenditures for
                                                 modernizing, refurbishing, and
                                                 maintaining existing facilities
                                                 prior to the expiration of
                                                 their anticipated useful lives;

                                            o    a deterioration in the
                                                 financial strength or
                                                 managerial capabilities of the
                                                 owner and/or operator of a
                                                 hotel; and

                                            o    changes in travel patterns,
                                                 increases in energy prices,
                                                 strikes, relocation of highways
                                                 or the construction of
                                                 additional highways.

                                            Because hotel rooms generally are
                                            rented for short periods of time,
                                            the financial performance of hotels
                                            tends to be affected by adverse
                                            economic conditions and competition
                                            more quickly than other types of
                                            commercial properties.

                                            Moreover, the hotel and lodging
                                            industry is generally seasonal in
                                            nature. This seasonality can be
                                            expected to cause periodic
                                            fluctuations in a hotel property's
                                            revenues, occupancy levels, room
                                            rates and operating expenses.

                                      S-41

                                            The laws and regulations relating to
                                            liquor licenses generally prohibit
                                            the transfer of such license to any
                                            other person. In the event of a
                                            foreclosure of a hotel property with
                                            a liquor license, the trustee or a
                                            purchaser in a foreclosure sale
                                            would likely have to apply for a new
                                            license. There can be no assurance
                                            that a new liquor license could be
                                            obtained promptly or at all. The
                                            lack of a liquor license in a full
                                            service hotel could have an adverse
                                            impact on the revenue generated by
                                            the hotel.

                                            A mortgage loan secured by hotel
                                            property may be affiliated with a
                                            franchise company through a
                                            franchise agreement or a hotel
                                            management company through a
                                            management agreement. The
                                            performance of a hotel property
                                            affiliated with a franchise or hotel
                                            management company depends in part
                                            on the continued existence and
                                            financial strength of the franchisor
                                            or hotel management company and,
                                            with respect to a franchise company
                                            only,

                                            o    the public perception of the
                                                 franchise or hotel chain
                                                 service mark; and

                                            o    the duration of the franchise
                                                 licensing agreement.

                                            Any provision in a franchise
                                            agreement providing for termination
                                            because of the bankruptcy of a
                                            franchisor generally will not be
                                            enforceable. Replacement franchises
                                            may require significantly higher
                                            fees. The transferability of
                                            franchise license agreements is
                                            restricted. In the event of a
                                            foreclosure, the lender or its agent
                                            would not have the right to use the
                                            franchise license without the
                                            franchisor's consent.

A LARGE CONCENTRATION OF SELF
STORAGE FACILITIES IN THE
MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL RISKS
OF SELF STORAGE FACILITIES
                                            Twenty (20) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 7.2% of the initial
                                            outstanding pool balance, are self
                                            storage facilities. Various factors
                                            may adversely affect the value and
                                            successful operation of a self
                                            storage facility including:

                                            o    competition, because both
                                                 acquisition and development
                                                 costs and break-even occupancy
                                                 are relatively low;

                                            o    conversion of a self storage
                                                 facility to an alternative use
                                                 generally requires substantial
                                                 capital expenditures;

                                            o    security concerns; and

                                            o    user privacy and ease of access
                                                 to individual storage space may
                                                 increase environmental risks
                                                 (although lease agreements
                                                 generally prohibit users from
                                                 storing hazardous substances in
                                                 the units).

                                            The environmental assessments
                                            discussed herein did not include an
                                            inspection of the contents of the
                                            self storage units of the self
                                            storage properties. Accordingly,
                                            there is no assurance that all of
                                            the units included in the self
                                            storage properties are free from
                                            hazardous substances or will remain
                                            so in the future.

                                      S-42

A LARGE CONCENTRATION OF
INDUSTRIAL PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF INDUSTRIAL PROPERTIES              Sixteen (16) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 6.8% of the initial
                                            outstanding pool balance, are
                                            industrial properties. Various
                                            factors may adversely affect the
                                            economic performance of these
                                            industrial properties, which could
                                            adversely affect payments on your
                                            certificates, including:

                                            o    reduced demand for industrial
                                                 space because of a decline in a
                                                 particular industry segment;

                                            o    increased supply of competing
                                                 industrial space because of
                                                 relative ease in constructing
                                                 buildings of this type;

                                            o    a property becoming
                                                 functionally obsolete;

                                            o    insufficient supply of labor to
                                                 meet demand;

                                            o    changes in access to the
                                                 property, energy prices,
                                                 strikes, relocation of highways
                                                 or the construction of
                                                 additional highways;

                                            o    location of the property in
                                                 relation to access to
                                                 transportation;

                                            o    suitability for a particular
                                                 tenant;

                                            o    building design and
                                                 adaptability;

                                            o    a change in the proximity of
                                                 supply sources; and

                                            o    environmental hazards.

A LARGE CONCENTRATION OF
MANUFACTURED HOUSING
COMMUNITY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL RISKS
OF MANUFACTURED HOUSING
COMMUNITY PROPERTIES                        One (1) mortgaged property, securing
                                            a mortgage loan representing 0.3% of
                                            the initial outstanding pool
                                            balance, is a manufactured housing
                                            community property. Various factors
                                            may adversely affect the economic
                                            performance of manufactured housing
                                            community properties, which could
                                            adversely affect payments on your
                                            certificates, including:

                                            o    the physical attributes of the
                                                 community (e.g., age, condition
                                                 and design);

                                            o    the location of the community;

                                            o    the services and amenities
                                                 provided by the community and
                                                 its management (including
                                                 maintenance and insurance);

                                            o    the strength and nature of the
                                                 local economy (which may limit
                                                 the amount that may be charged,
                                                 the timely payments of those
                                                 amounts, and may reduce
                                                 occupancy levels);

                                            o    state and local regulations
                                                 (which may affect the property
                                                 owner's ability to increase
                                                 amounts charged or limit the
                                                 owner's ability to convert the
                                                 property to an alternate use);

                                      S-43

                                            o    competing residential
                                                 developments in the local
                                                 market, such as other
                                                 manufactured housing
                                                 communities, apartment
                                                 buildings and single family
                                                 homes;

                                            o    the property's reputation;

                                            o    the availability of public
                                                 water and sewer facilities, or
                                                 the adequacy of any such
                                                 privately-owned facilities; and

                                            o    the property may not be readily
                                                 convertible to an alternate
                                                 use.

MORTGAGED PROPERTIES WITH
CONDOMINIUM OWNERSHIP COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES

                                            One or more of the mortgaged
                                            properties securing the mortgage
                                            loans in the pool may be primarily
                                            secured by the related borrower's
                                            fee simple ownership in one or more
                                            condominium units.

                                            The management and operation of a
                                            condominium is generally controlled
                                            by a condominium board representing
                                            the owners of the individual
                                            condominium units, subject to the
                                            terms of the related condominium
                                            rules or by-laws. Generally, the
                                            consent of a majority of the board
                                            members is required for any actions
                                            of the condominium board. The
                                            condominium board is generally
                                            responsible for administration of
                                            the affairs of the condominium,
                                            including providing for maintenance
                                            and repair of common areas, adopting
                                            rules and regulations regarding
                                            common areas, and obtaining
                                            insurance and repairing and
                                            restoring the common areas of the
                                            property after a casualty.
                                            Notwithstanding the insurance and
                                            casualty provisions of the related
                                            mortgage loan documents, the
                                            condominium board may have the right
                                            to control the use of casualty
                                            proceeds. In addition, the
                                            condominium board generally has the
                                            right to assess individual unit
                                            owners for their share of expenses
                                            related to the operation and
                                            maintenance of the common elements.
                                            In the event that an owner of
                                            another unit fails to pay its
                                            allocated assessments, the related
                                            borrower may be required to pay such
                                            assessments in order to properly
                                            maintain and operate the common
                                            elements of the property. Although
                                            the condominium board generally may
                                            obtain a lien against any unit owner
                                            for common expenses that are not
                                            paid, such lien generally is
                                            extinguished if a mortgagee takes
                                            possession pursuant to a
                                            foreclosure. Each unit owner is
                                            responsible for maintenance of its
                                            respective unit and retains
                                            essential operational control over
                                            its unit.

                                            Due to the nature of condominiums
                                            and a borrower's ownership interest
                                            therein, a default on a loan secured
                                            by the borrower's interest in one or
                                            more condominium units may not allow
                                            the holder of the mortgage loan the
                                            same flexibility in realizing upon
                                            the underlying real property as is
                                            generally available with respect to
                                            properties that are not
                                            condominiums. The rights of any
                                            other unit owners, the governing
                                            documents of the owners' association
                                            and state and local laws applicable
                                            to condominiums must be considered
                                            and respected. Consequently,
                                            servicing and realizing upon such
                                            collateral could subject the trust
                                            to greater delay, expense and risk
                                            than servicing and realizing upon
                                            collateral for other loans that are
                                            not condominiums.

                                      S-44

A TENANT BANKRUPTCY MAY
ADVERSELY AFFECT THE INCOME
PRODUCED BY THE PROPERTY AND
MAY ADVERSELY AFFECT THE
PAYMENTS ON YOUR CERTIFICATES               Certain of the tenants at some of
                                            the mortgaged properties may have
                                            been, may currently be, or may in
                                            the future become a party in a
                                            bankruptcy proceeding. The
                                            bankruptcy or insolvency of a major
                                            tenant, or a number of smaller
                                            tenants, in retail, industrial and
                                            office properties may adversely
                                            affect the income produced by the
                                            property. Under the federal
                                            bankruptcy code, a tenant/debtor has
                                            the option of affirming or rejecting
                                            any unexpired lease. If the tenant
                                            rejects the lease, the landlord's
                                            claim for breach of the lease would
                                            be a general unsecured claim against
                                            the tenant, absent collateral
                                            securing the claim. The claim would
                                            be limited to the unpaid rent under
                                            the lease for the periods prior to
                                            the bankruptcy petition, or earlier
                                            surrender of the leased premises,
                                            plus the rent under the lease for
                                            the greater of one year, or 15%, not
                                            to exceed three years, of the
                                            remaining term of such lease and the
                                            actual amount of the recovery could
                                            be less than the amount of the
                                            claim.

ENVIRONMENTAL LAWS
ENTAIL RISKS THAT MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                                Various environmental laws may make
                                            a current or previous owner or
                                            operator of real property liable for
                                            the costs of removal or remediation
                                            of hazardous or toxic substances on,
                                            under or adjacent to such property.
                                            Those laws often impose liability
                                            whether or not the owner or operator
                                            knew of, or was responsible for, the
                                            presence of the hazardous or toxic
                                            substances. For example, certain
                                            laws impose liability for release of
                                            asbestos-containing materials into
                                            the air or require the removal or
                                            containment of asbestos-containing
                                            materials. In some states,
                                            contamination of a property may give
                                            rise to a lien on the property to
                                            assure payment of the costs of
                                            cleanup. In some states, this lien
                                            has priority over the lien of a
                                            pre-existing mortgage. Additionally,
                                            third parties may seek recovery from
                                            owners or operators of real
                                            properties for cleanup costs,
                                            property damage or personal injury
                                            associated with releases of, or
                                            other exposure to hazardous
                                            substances related to the
                                            properties.

                                            The owner's liability for any
                                            required remediation generally is
                                            not limited by law and could,
                                            accordingly, exceed the value of the
                                            property and/or the aggregate assets
                                            of the owner. The presence of
                                            hazardous or toxic substances also
                                            may adversely affect the owner's
                                            ability to refinance the property or
                                            to sell the property to a third
                                            party. The presence of, or strong
                                            potential for contamination by,
                                            hazardous substances consequently
                                            can have a materially adverse effect
                                            on the value of the property and a
                                            borrower's ability to repay its
                                            mortgage loan.

                                            In addition, under certain
                                            circumstances, a lender (such as the
                                            trust) could be liable for the costs
                                            of responding to an environmental
                                            hazard. Any potential environmental
                                            liability could reduce or delay
                                            payments on the offered
                                            certificates.

                                      S-45

ENVIRONMENTAL RISKS RELATING TO
SPECIFIC MORTGAGED PROPERTIES
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        Except for mortgaged properties
                                            securing mortgage loans that are the
                                            subject of a secured creditor
                                            impaired property policy, all of the
                                            mortgaged properties securing the
                                            mortgage loans have been subject to
                                            environmental site assessments, or
                                            in some cases an update of a
                                            previous assessment, in connection
                                            with the origination or
                                            securitization of the loans. In all
                                            cases, the environmental site
                                            assessment was a Phase I
                                            environmental assessment, although
                                            in some cases a Phase II site
                                            assessment was also performed. With
                                            respect to the mortgaged properties
                                            securing the mortgage loans that
                                            were not the subject of an
                                            environmental site assessment within
                                            eighteen months prior to the cut-off
                                            date, the applicable mortgage loan
                                            seller either (a) represented that
                                            with respect to each such mortgaged
                                            property (i) no hazardous material
                                            is present on the mortgaged property
                                            and (ii) the mortgaged property is
                                            in material compliance with all
                                            applicable federal, state and local
                                            laws pertaining to hazardous
                                            materials or environmental hazards,
                                            in each case subject to limitations
                                            of materiality and the other
                                            qualifications set forth in the
                                            representation, or (b) provided
                                            secured creditor impaired property
                                            policies providing coverage for
                                            certain losses that may arise from
                                            adverse environmental conditions
                                            that may exist at the related
                                            mortgaged property. These reports
                                            generally did not disclose the
                                            presence or risk of environmental
                                            contamination that is considered
                                            material and adverse to the
                                            interests of the holders of the
                                            certificates; however, in certain
                                            cases, these assessments did reveal
                                            conditions that resulted in
                                            requirements that the related
                                            borrowers establish operations and
                                            maintenance plans, monitor the
                                            mortgaged property or nearby
                                            properties, abate or remediate the
                                            condition, and/or provide additional
                                            security such as letters of credit,
                                            reserves or stand-alone secured
                                            creditor impaired property policies.

                                            Nineteen (19) of the mortgaged
                                            properties, securing mortgage loans
                                            representing 3.1% of the initial
                                            outstanding pool balance, are the
                                            subject of a group secured creditor
                                            impaired property policy providing
                                            coverage for certain losses that may
                                            arise from adverse environmental
                                            conditions that may exist at the
                                            related mortgaged properties. Ninety
                                            (90) of the mortgaged properties,
                                            securing mortgage loans representing
                                            1.2% of the initial outstanding pool
                                            balance, have the benefit of
                                            stand-alone secured creditor
                                            impaired property policies that
                                            provide coverage for selected
                                            environmental matters with respect
                                            to the related property. We describe
                                            these policies under "Description of
                                            the Mortgage Pool--Environmental
                                            Insurance" in this prospectus
                                            supplement. Generally, environmental
                                            site assessments were not performed
                                            with respect to those mortgaged
                                            properties covered by the group
                                            secured creditor impaired property
                                            policy.

                                            We cannot assure you, however, that
                                            the environmental assessments
                                            revealed all existing or potential
                                            environmental risks or that all
                                            adverse environmental conditions
                                            have been completely abated or
                                            remediated or that any reserves,
                                            insurance or operations and
                                            maintenance plans will be sufficient
                                            to remediate the environmental
                                            conditions. Moreover, we cannot
                                            assure you that:

                                            o    future laws, ordinances or
                                                 regulations will not impose any
                                                 material environmental
                                                 liability; or

                                      S-46

                                            o    the current environmental
                                                 condition of the mortgaged
                                                 properties will not be
                                                 adversely affected by tenants
                                                 or by the condition of land or
                                                 operations in the vicinity of
                                                 the mortgaged properties (such
                                                 as underground storage tanks).

                                            In addition, some borrowers under
                                            the mortgage loans may not have
                                            satisfied or may not satisfy all
                                            post-closing obligations required by
                                            the related mortgage loan documents
                                            with respect to environmental
                                            matters. There can be no assurance
                                            that recommended operations and
                                            maintenance plans have been
                                            implemented or will continue to be
                                            complied with.

                                            Portions of some of the mortgaged
                                            properties securing the mortgage
                                            loans may include tenants which
                                            operate as on-site dry-cleaners and
                                            gasoline stations. Both types of
                                            operations involve the use and
                                            storage of hazardous substances,
                                            leading to an increased risk of
                                            liability to the tenant, the
                                            landowner and, under certain
                                            circumstances, a lender (such as the
                                            trust) under environmental laws.
                                            Dry-cleaners and gasoline station
                                            operators may be required to obtain
                                            various environmental permits and
                                            licenses in connection with their
                                            operations and activities and comply
                                            with various environmental laws,
                                            including those governing the use
                                            and storage of hazardous substances.
                                            These operations incur ongoing costs
                                            to comply with environmental laws
                                            governing, among other things,
                                            containment systems and underground
                                            storage tank systems. In addition,
                                            any liability to borrowers under
                                            environmental laws, including in
                                            connection with releases into the
                                            environment of gasoline,
                                            dry-cleaning solvents or other
                                            hazardous substances from
                                            underground storage tank systems or
                                            otherwise, could adversely impact
                                            the related borrower's ability to
                                            repay the related mortgage loan.

                                            In addition, problems associated
                                            with mold may pose risks to real
                                            property and may also be the basis
                                            for personal injury claims against a
                                            borrower. Although the mortgaged
                                            properties are required to be
                                            inspected periodically, there are no
                                            generally accepted standards for the
                                            assessment of any existing mold. If
                                            left unchecked, problems associated
                                            with mold could result in the
                                            interruption of cash flow,
                                            remediation expenses and litigation
                                            which could adversely impact
                                            collections from a mortgaged
                                            property. In addition, many of the
                                            insurance policies presently
                                            covering the mortgaged properties
                                            may specifically exclude losses due
                                            to mold.

                                            Before the special servicer acquires
                                            title to a mortgaged property on
                                            behalf of the trust or assumes
                                            operation of the property, it must
                                            obtain an environmental assessment
                                            of the property, or rely on a recent
                                            environmental assessment. This
                                            requirement will decrease the
                                            likelihood that the trust will
                                            become liable under any
                                            environmental law. However, this
                                            requirement may effectively preclude
                                            foreclosure until a satisfactory
                                            environmental assessment is
                                            obtained, or until any required
                                            remedial action is thereafter taken.
                                            There is accordingly some risk that
                                            the mortgaged property will decline
                                            in value while this assessment is
                                            being obtained. Moreover, we cannot
                                            assure you that this requirement
                                            will effectively insulate the trust
                                            from potential liability under
                                            environmental laws. Any such
                                            potential liability could reduce or
                                            delay payments to
                                            certificateholders.

                                      S-47

IF A BORROWER IS UNABLE TO REPAY
ITS LOAN ON ITS MATURITY DATE,
YOU MAY EXPERIENCE A LOSS

                                            One hundred forty-seven (147)
                                            mortgage loans, representing 95.2%
                                            of the initial outstanding pool
                                            balance, are balloon loans. Eleven
                                            (11) of these mortgage loans,
                                            representing 5.3% of the initial
                                            outstanding pool balance, are
                                            mortgage loans with anticipated
                                            repayment dates. For purposes of
                                            this prospectus supplement, we
                                            consider a mortgage loan to be a
                                            "balloon loan" if its principal
                                            balance is not scheduled to be fully
                                            or substantially amortized by the
                                            loan's respective anticipated
                                            repayment date (in the case of a
                                            loan having an anticipated repayment
                                            date) or maturity date. We cannot
                                            assure you that each borrower will
                                            have the ability to repay the
                                            principal balance outstanding on the
                                            pertinent date, especially under a
                                            scenario where interest rates have
                                            increased from the historically low
                                            interest rates in effect at the time
                                            that most of the mortgage loans were
                                            originated. Balloon loans involve
                                            greater risk than fully amortizing
                                            loans because a borrower's ability
                                            to repay the loan on its anticipated
                                            repayment date or stated maturity
                                            date typically will depend upon its
                                            ability either to refinance the loan
                                            or to sell the mortgaged property at
                                            a price sufficient to permit
                                            repayment. A borrower's ability to
                                            achieve either of these goals will
                                            be affected by a number of factors,
                                            including:

                                            o    the availability of, and
                                                 competition for, credit for
                                                 commercial real estate
                                                 projects;

                                            o    prevailing interest rates;

                                            o    the fair market value of the
                                                 related mortgaged property;

                                            o    the borrower's equity in the
                                                 related mortgaged property;

                                            o    the borrower's financial
                                                 condition;

                                            o    the operating history and
                                                 occupancy level of the
                                                 mortgaged property;

                                            o    tax laws; and

                                            o    prevailing general and regional
                                                 economic conditions.

                                            The availability of funds in the
                                            credit markets fluctuates over time.

                                            No mortgage loan seller or any of
                                            its respective affiliates is under
                                            any obligation to refinance any
                                            mortgage loan.

A BORROWER'S OTHER LOANS MAY
REDUCE THE CASH FLOW AVAILABLE
TO THE MORTGAGED PROPERTY
WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES               Five (5) of the mortgage loans,
                                            representing 5.5% of the initial
                                            outstanding pool balance, currently
                                            have additional financing in place
                                            that is secured by the mortgaged
                                            property or properties related to
                                            such mortgage loan. Mortgage Loan
                                            No. 24 (the "Oak Tree Village
                                            Apartments Mortgage Loan"), which
                                            had an outstanding principal balance
                                            as of the cut-off date of
                                            $19,000,000, is secured by the
                                            related mortgaged property, which
                                            also secures a subordinated B Note
                                            (the "Oak Tree Village Apartments B
                                            Note") that had an original
                                            principal balance of $1,000,000. See
                                            "Servicing of the Mortgage
                                            Loans--Servicing of the JL Holdings
                                            Portfolio Loan Group, the Hinckley
                                            Portfolio Loan Group, the Oak Tree
                                            Village Apartments A/B Mortgage

                                      S-48

                                            Loan and the Missouri City Shopping
                                            Center A/B Mortgage Loan--The Oak
                                            Tree Village Apartments A/B Mortgage
                                            Loan." Mortgage Loan Nos. 28-32 (the
                                            "Hinckley Portfolio Pari Passu
                                            Loan"), which had an aggregate
                                            outstanding principal balance as of
                                            the cut-off date of $17,463,277, is
                                            secured by the related mortgaged
                                            property on a pari passu basis with
                                            another note that had an original
                                            principal balance of $17,500,000.
                                            See "Servicing of the Mortgage
                                            Loans--Servicing of the JL Holdings
                                            Portfolio Loan Group, the Hinckley
                                            Portfolio Loan Group, the Oak Tree
                                            Village Apartments A/B Mortgage Loan
                                            and the Missouri City Shopping
                                            Center A/B Mortgage Loan--The
                                            Hinckley Portfolio Loan Group."
                                            Mortgage Loan Nos. 36-125 (the "JL
                                            Holdings Portfolio Pari Passu
                                            Loan"), which had an aggregate
                                            outstanding principal balance as of
                                            the cut-off date of $14,921,771, is
                                            secured by the related mortgaged
                                            property on a pari passu basis with
                                            another note that had an original
                                            principal balance of $15,000,000,
                                            and which also secures a
                                            subordinated B Note (the "JL
                                            Holdings Portfolio B Note") that had
                                            an original principal balance of
                                            $29,800,000. See "Servicing of the
                                            Mortgage Loans--Servicing of the JL
                                            Holdings Portfolio Loan Group, the
                                            Hinckley Portfolio Loan Group, the
                                            Oak Tree Village Apartments A/B
                                            Mortgage Loan and the Missouri City
                                            Shopping Center A/B Mortgage
                                            Loan--The JL Holdings Portfolio Loan
                                            Group." Mortgage Loan No. 147 (the
                                            "Brick Walk Mortgage Loan"), which
                                            had an outstanding principal balance
                                            as of the cut-off date of
                                            $10,500,000, is secured by the
                                            related mortgaged property, which
                                            also secures a second lien loan that
                                            had an original principal balance of
                                            $700,000. Mortgage Loan No. 168 (the
                                            "Missouri City Shopping Center A/B
                                            Mortgage Loan"), which has an
                                            outstanding principal balance as of
                                            the cut-off date of $6,268,424, is
                                            secured by the related mortgaged
                                            property, which also secures a
                                            subordinated B Note (the "Missouri
                                            City Shopping Center B Note") that
                                            had an original principal balance of
                                            $412,500. See "Servicing of the
                                            Mortgage Loans--Servicing of the JL
                                            Holdings Portfolio Loan Group, the
                                            Hinckley Portfolio Loan Group, the
                                            Oak Tree Village Apartments A/B
                                            Mortgage Loan and the Missouri City
                                            Shopping Center A/B Mortgage
                                            Loan--Missouri City Shopping Center
                                            A/B Mortgage Loan."

                                            Three (3) of the mortgage loans,
                                            representing 1.2% of the initial
                                            outstanding pool balance, are
                                            secured by mortgaged properties that
                                            currently have additional financing
                                            in place that is not secured by that
                                            mortgaged property. With respect to
                                            Mortgage Loan Nos. 182-190 and
                                            192-201, there is related mezzanine
                                            financing in the aggregate original
                                            principal amount of $19,488,590. In
                                            general, borrowers that have not
                                            agreed to certain special purpose
                                            covenants in the related mortgage
                                            loan documents may have also
                                            incurred additional financing that
                                            is not secured by the mortgaged
                                            property.

                                            Four (4) of the mortgage loans,
                                            representing 4.6% of the initial
                                            outstanding pool balance, permit the
                                            borrower to enter into additional
                                            subordinate financing that is
                                            secured by the mortgaged property,
                                            provided that certain debt service
                                            coverage ratio and loan-to-value
                                            tests are satisfied as further
                                            discussed in this prospectus
                                            supplement under "Description of the
                                            Mortgage Pool--Material Terms and
                                            Characteristics of the Mortgage
                                            Loans--Subordinate and Other
                                            Financing."

                                      S-49

                                            Six (6) of the mortgage loans,
                                            representing 13.3% of the initial
                                            outstanding pool balance, permit the
                                            borrower to enter into additional
                                            financing that is not secured by the
                                            related mortgaged property (or to
                                            retain unsecured debt existing at
                                            the time of the origination of such
                                            loan) and/or permit the owners of
                                            the borrower to enter into financing
                                            that is secured by a pledge of
                                            equity interests in the borrower. In
                                            general, borrowers that have not
                                            agreed to certain special purpose
                                            covenants in the related mortgage
                                            loan documents may also be permitted
                                            to incur additional financing that
                                            is not secured by the mortgaged
                                            property.

                                            Three (3) of the mortgage loans,
                                            representing 1.7% of the initial
                                            outstanding pool balance, permit the
                                            borrower, to enter into additional
                                            subordinate financing that is
                                            secured by the related mortgaged
                                            property, provided that certain debt
                                            service coverage ratio and
                                            loan-to-value tests are satisfied as
                                            further discussed in this prospectus
                                            supplement under "Description of the
                                            Mortgage Pool--Material Terms and
                                            Characteristics of the Mortgage
                                            Loans--Subordinate and Other
                                            Financing" or to enter into
                                            additional financing that is not
                                            secured by the related mortgaged
                                            property.

                                            We make no representation as to
                                            whether any other secured
                                            subordinate financing currently
                                            encumbers any mortgaged property or
                                            whether a third-party holds debt
                                            secured by a pledge of equity
                                            ownership interests in a related
                                            borrower. Debt that is incurred by
                                            the owner of equity in one or more
                                            borrowers and is secured by a
                                            guaranty of the borrower or by a
                                            pledge of the equity ownership
                                            interests in such borrowers
                                            effectively reduces the equity
                                            owners' economic stake in the
                                            related mortgaged property. The
                                            existence of such debt may reduce
                                            cash flow on the related borrower's
                                            mortgaged property after the payment
                                            of debt service and may increase the
                                            likelihood that the owner of a
                                            borrower will permit the value or
                                            income producing potential of a
                                            mortgaged property to suffer by not
                                            making capital infusions to support
                                            the mortgaged property.

                                            Generally, all of the mortgage loans
                                            also permit the related borrower to
                                            incur other unsecured indebtedness,
                                            including but not limited to trade
                                            payables, in the ordinary course of
                                            business and to incur indebtedness
                                            secured by equipment or other
                                            personal property located at the
                                            mortgaged property.

                                            When a mortgage loan borrower, or
                                            its constituent members, also has
                                            one or more other outstanding loans,
                                            even if the loans are subordinated
                                            or are mezzanine loans not directly
                                            secured by the mortgaged property,
                                            the trust is subjected to the
                                            following additional risks. For
                                            example, the borrower may have
                                            difficulty servicing and repaying
                                            multiple loans. Also, the existence
                                            of another loan generally will make
                                            it more difficult for the borrower
                                            to obtain refinancing of the
                                            mortgage loan and may thus
                                            jeopardize the borrower's ability to
                                            repay any balloon payment due under
                                            the mortgage loan at maturity or to
                                            repay the mortgage loan on its
                                            anticipated repayment date.
                                            Moreover, the need to service
                                            additional debt may reduce the cash
                                            flow available to the borrower to
                                            operate and maintain the mortgaged
                                            property.

                                            Additionally, if the borrower, or
                                            its constituent members, are
                                            obligated to another lender, actions
                                            taken by other lenders could impair
                                            the

                                      S-50

                                            security available to the trust. If
                                            a junior lender files an involuntary
                                            bankruptcy petition against the
                                            borrower, or the borrower files a
                                            voluntary bankruptcy petition to
                                            stay enforcement by a junior lender,
                                            the trust's ability to foreclose on
                                            the property will be automatically
                                            stayed, and principal and interest
                                            payments might not be made during
                                            the course of the bankruptcy case.
                                            The bankruptcy of a junior lender
                                            also may operate to stay foreclosure
                                            by the trust.

                                            Further, if another loan secured by
                                            the mortgaged property is in
                                            default, the other lender may
                                            foreclose on the mortgaged property,
                                            absent an agreement to the contrary,
                                            thereby causing a delay in payments
                                            and/or an involuntary repayment of
                                            the mortgage loan prior to maturity.
                                            The trust may also be subject to the
                                            costs and administrative burdens of
                                            involvement in foreclosure
                                            proceedings or related litigation.

                                            Even if a subordinate lender has
                                            agreed not to take any direct
                                            actions with respect to the related
                                            subordinate debt, including any
                                            actions relating to the bankruptcy
                                            of the borrower, and that the holder
                                            of the mortgage loan will have all
                                            rights to direct all such actions,
                                            there can be no assurance that in
                                            the event of the borrower's
                                            bankruptcy, a court will enforce
                                            such restrictions against a
                                            subordinate lender.

                                            For further information with respect
                                            to subordinate and other financing,
                                            see Appendix II.

BANKRUPTCY PROCEEDINGS RELATING
TO A BORROWER CAN RESULT IN
DISSOLUTION OF THE BORROWER
AND THE ACCELERATION OF THE
RELATED MORTGAGE LOAN AND CAN
OTHERWISE ADVERSELY IMPACT
REPAYMENT OF THE
RELATED MORTGAGE LOAN                       Under the federal bankruptcy code,
                                            the filing of a bankruptcy petition
                                            by or against a borrower will stay
                                            the commencement or continuation of
                                            a foreclosure action. In addition,
                                            if a court determines that the value
                                            of the mortgaged property is less
                                            than the principal balance of the
                                            mortgage loan it secures, the court
                                            may reduce the amount of secured
                                            indebtedness to the then current
                                            value of the mortgaged property.
                                            Such an action would make the lender
                                            a general unsecured creditor for the
                                            difference between the then current
                                            value and the amount of its
                                            outstanding mortgage indebtedness. A
                                            bankruptcy court also may:

                                            o    grant a debtor a reasonable
                                                 time to cure a payment default
                                                 on a mortgage loan;

                                            o    reduce monthly payments due
                                                 under a mortgage loan;

                                            o    change the rate of interest due
                                                 on a mortgage loan; or

                                            o    otherwise alter the mortgage
                                                 loan's repayment schedule.

                                            Additionally, the trustee of the
                                            borrower's bankruptcy or the
                                            borrower, as debtor-in-possession,
                                            has special powers to avoid,
                                            subordinate or disallow debts. In
                                            some circumstances, the claims of
                                            the mortgage lender may be
                                            subordinated to financing obtained
                                            by a debtor-in-possession subsequent
                                            to its bankruptcy.

                                      S-51

                                            The filing of a bankruptcy petition
                                            will also stay the lender from
                                            enforcing a borrower's assignment of
                                            rents and leases. The federal
                                            bankruptcy code also may interfere
                                            with the trustee's ability to
                                            enforce any lockbox requirements.
                                            The legal proceedings necessary to
                                            resolve these issues can be time
                                            consuming and costly and may
                                            significantly delay or reduce the
                                            lender's receipt of rents. A
                                            bankruptcy court may also permit
                                            rents otherwise subject to an
                                            assignment and/or lock-box
                                            arrangement to be used by the
                                            borrower to maintain the mortgaged
                                            property or for other court
                                            authorized expenses.

                                            As a result of the foregoing, the
                                            recovery with respect to borrowers
                                            in bankruptcy proceedings may be
                                            significantly delayed, and the
                                            aggregate amount ultimately
                                            collected may be substantially less
                                            than the amount owed.

                                            A number of the borrowers under the
                                            mortgage loans are limited or
                                            general partnerships. Under some
                                            circumstances, the bankruptcy of a
                                            general partner of the partnership
                                            may result in the dissolution of
                                            that partnership. The dissolution of
                                            a borrower partnership, the winding
                                            up of its affairs and the
                                            distribution of its assets could
                                            result in an early repayment of the
                                            related mortgage loan.

BANKRUPTCY OR OTHER
PROCEEDINGS RELATED TO THE
SPONSOR OF A BORROWER MAY
ADVERSELY AFFECT THE
PERFORMANCE OF THE RELATED
MORTGAGE LOAN                               Certain of the mortgage loans may
                                            have sponsors that have previously
                                            filed bankruptcy, which in some
                                            cases may have involved the same
                                            property that currently secures the
                                            mortgage loan. In each case, the
                                            related entity or person has emerged
                                            from bankruptcy. However, we cannot
                                            assure you that such sponsors will
                                            not be more likely than other
                                            sponsors to utilize their rights in
                                            bankruptcy in the event of any
                                            threatened action by the mortgagee
                                            to enforce its rights under the
                                            related loan documents.

BORROWERS THAT ARE NOT
SPECIAL PURPOSE ENTITIES
MAY BE MORE LIKELY TO FILE
BANKRUPTCY PETITIONS AND THIS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        While many of the borrowers have
                                            agreed to certain special purpose
                                            covenants to limit the bankruptcy
                                            risk arising from activities
                                            unrelated to the operation of the
                                            property, some borrowers are not
                                            special purpose entities, and these
                                            borrowers and their owners generally
                                            do not have an independent director
                                            whose consent would be required to
                                            file a bankruptcy petition on behalf
                                            of such borrower. One of the
                                            purposes of an independent director
                                            is to avoid a bankruptcy petition
                                            filing that is intended solely to
                                            benefit a borrower's affiliate and
                                            is not justified by the borrower's
                                            own economic circumstances.
                                            Borrowers that are not special
                                            purpose entities may be more likely
                                            to file or be subject to voluntary
                                            or involuntary bankruptcy petitions
                                            with the effects set forth above.

                                      S-52

THE  OPERATION  OF  COMMERCIAL
PROPERTIES  IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT                       The successful operation of a real
                                            estate project depends upon the
                                            property manager's performance and
                                            viability. The property manager is
                                            generally responsible for:

                                            o    responding to changes in the
                                                 local market;

                                            o    planning and implementing the
                                                 rental structure;

                                            o    operating the property and
                                                 providing building services;

                                            o    managing operating expenses;
                                                 and

                                            o    assuring that maintenance and
                                                 capital improvements are
                                                 carried out in a timely
                                                 fashion.

                                            Properties deriving revenues
                                            primarily from short-term sources
                                            are generally more
                                            management-intensive than properties
                                            leased to creditworthy tenants under
                                            long-term leases.

                                            A property manager, by controlling
                                            costs, providing appropriate service
                                            to tenants and seeing to property
                                            maintenance and general upkeep, can
                                            improve cash flow, reduce vacancy,
                                            leasing and repair costs and
                                            preserve building value. On the
                                            other hand, management errors can,
                                            in some cases, impair short-term
                                            cash flow and the long-term
                                            viability of an income producing
                                            property.

                                            We make no representation or
                                            warranty as to the skills of any
                                            present or future managers of the
                                            mortgaged properties. Additionally,
                                            we cannot assure you that the
                                            property managers will be in a
                                            financial condition to fulfill their
                                            management responsibilities
                                            throughout the terms of their
                                            respective management agreements.

PROVISIONS REQUIRING YIELD
MAINTENANCE CHARGES OR
DEFEASANCE PROVISIONS MAY NOT
BE ENFORCEABLE                              Provisions requiring yield
                                            maintenance charges or lock-out
                                            periods may not be enforceable in
                                            some states and under federal
                                            bankruptcy law. Provisions requiring
                                            yield maintenance charges also may
                                            be interpreted as constituting the
                                            collection of interest for usury
                                            purposes. Accordingly, we cannot
                                            assure you that the obligation to
                                            pay any yield maintenance charge
                                            will be enforceable. Also, we cannot
                                            assure you that foreclosure proceeds
                                            will be sufficient to pay an
                                            enforceable yield maintenance
                                            charge.

                                            Additionally, although collateral
                                            substitution provisions related to
                                            defeasance do not have the same
                                            effect on the certificateholders as
                                            prepayment, we cannot assure you
                                            that a court would not interpret
                                            those provisions as requiring a
                                            yield maintenance charge. In certain
                                            jurisdictions, collateral
                                            substitution provisions might be
                                            deemed unenforceable under
                                            applicable law or public policy, or
                                            usurious.

                                      S-53

THE ABSENCE OF LOCKBOXES
ENTAILS RISKS THAT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           Most of the mortgage loans in the
                                            trust do not require the related
                                            borrower to cause rent and other
                                            payments to be made into a lockbox
                                            account maintained on behalf of the
                                            mortgagee. If rental payments are
                                            not required to be made directly
                                            into a lockbox account, there is a
                                            risk that the borrower will divert
                                            such funds for other purposes.

ENFORCEABILITY OF CROSS-
COLLATERALIZATION PROVISIONS MAY
BE CHALLENGED AND THE BENEFITS
OF THESE PROVISIONS MAY
OTHERWISE BE LIMITED AND MAY
ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        Ten (10) groups of either
                                            cross-collateralized or
                                            multi-property mortgage loans,
                                            representing 10.6% of the initial
                                            outstanding pool balance, are
                                            secured by multiple real properties,
                                            through cross-collateralization with
                                            other mortgage loans or otherwise.
                                            These arrangements attempt to reduce
                                            the risk that one mortgaged real
                                            property may not generate enough net
                                            operating income to pay debt
                                            service. However, arrangements of
                                            this type involving more than one
                                            borrower (i.e., in the case of
                                            cross-collateralized mortgage loans)
                                            could be challenged as a fraudulent
                                            conveyance if:

                                            o    one of the borrowers were to
                                                 become a debtor in a bankruptcy
                                                 case, or were to become subject
                                                 to an action brought by one or
                                                 more of its creditors outside a
                                                 bankruptcy case;

                                            o    the related borrower did not
                                                 receive fair consideration or
                                                 reasonably equivalent value in
                                                 exchange for allowing its
                                                 mortgaged real property to be
                                                 encumbered; and

                                            o    at the time the lien was
                                                 granted, the borrower was (i)
                                                 insolvent, (ii) inadequately
                                                 capitalized or (iii) unable to
                                                 pay its debts.

                                            Furthermore, when multiple real
                                            properties secure a mortgage loan or
                                            group of cross-collateralized
                                            mortgage loans, the amount of the
                                            mortgage encumbering any particular
                                            one of those properties may be less
                                            than the full amount of the related
                                            mortgage loan or group of
                                            cross-collateralized mortgage loans,
                                            generally, to minimize recording
                                            tax. This mortgage amount may equal
                                            the appraised value or allocated
                                            loan amount for the mortgaged real
                                            property and will limit the extent
                                            to which proceeds from the property
                                            will be available to offset declines
                                            in value of the other properties
                                            securing the same mortgage loan or
                                            group of cross-collateralized
                                            mortgage loans.

                                            Moreover, four (4) groups of either
                                            cross-collateralized or
                                            multi-property mortgage loans,
                                            representing 6.4% of the initial
                                            outstanding pool balance, are
                                            secured by mortgaged properties
                                            located in various states.
                                            Foreclosure actions are brought in
                                            state court and the courts of one
                                            state cannot exercise jurisdiction
                                            over property in another state. Upon
                                            a default under any of these
                                            mortgage loans, it may not be

                                      S-54

                                            possible to foreclose on the related
                                            mortgaged real properties
                                            simultaneously.

RESERVES TO FUND CAPITAL
EXPENDITURES MAY BE
INSUFFICIENT AND THIS MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           Although many of the mortgage loans
                                            require that funds be put aside for
                                            specific reserves, certain mortgage
                                            loans do not require any reserves.
                                            Furthermore, we cannot assure you
                                            that any reserve amounts will be
                                            sufficient to cover the actual costs
                                            of the items for which the reserves
                                            were established. We also cannot
                                            assure you that cash flow from the
                                            properties will be sufficient to
                                            fully fund the ongoing monthly
                                            reserve requirements.

INADEQUACY OF TITLE INSURERS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        Title insurance for a mortgaged
                                            property generally insures a lender
                                            against risks relating to a lender
                                            not having a first lien with respect
                                            to a mortgaged property, and in some
                                            cases can insure a lender against
                                            specific other risks. The protection
                                            afforded by title insurance depends
                                            on the ability of the title insurer
                                            to pay claims made upon it. We
                                            cannot assure you that:

                                            o    a title insurer will have the
                                                 ability to pay title insurance
                                                 claims made upon it;

                                            o    the title insurer will maintain
                                                 its present financial strength;
                                                 or

                                            o    a title insurer will not
                                                 contest claims made upon it.

MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS THAT ARE
NOT IN COMPLIANCE WITH
ZONING AND BUILDING CODE
REQUIREMENTS AND USE
RESTRICTIONS COULD ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                                Noncompliance with zoning and
                                            building codes may cause the
                                            borrower to experience cash flow
                                            delays and shortfalls that would
                                            reduce or delay the amount of
                                            proceeds available for distributions
                                            on your certificates. The mortgage
                                            loan sellers have taken steps to
                                            establish that the use and operation
                                            of the mortgaged properties securing
                                            the mortgage loans are in compliance
                                            in all material respects with all
                                            applicable zoning, land-use and
                                            building ordinances, rules,
                                            regulations, and orders. Evidence of
                                            this compliance may be in the form
                                            of legal opinions, confirmations
                                            from government officials, title
                                            policy endorsements and/or
                                            representations by the related
                                            borrower in the related mortgage
                                            loan documents. These steps may not
                                            have revealed all possible
                                            violations.

                                            Some violations of zoning, land use
                                            and building regulations may be
                                            known to exist at any particular
                                            mortgaged property, but the mortgage
                                            loan sellers generally do not
                                            consider those defects known to them
                                            to be material. In some cases, the
                                            use, operation and/or structure of a
                                            mortgaged property constitutes a
                                            permitted nonconforming use and/or
                                            structure as a result of changes in
                                            zoning laws after such mortgaged
                                            properties were constructed and the
                                            structure may not be rebuilt to its

                                      S-55

                                            current state or be used for its
                                            current purpose if a material
                                            casualty event were to occur.
                                            Insurance proceeds may not be
                                            sufficient to pay the mortgage loan
                                            in full if a material casualty event
                                            were to occur, or the mortgaged
                                            property, as rebuilt for a
                                            conforming use, may not generate
                                            sufficient income to service the
                                            mortgage loan and the value of the
                                            mortgaged property or its revenue
                                            producing potential may not be the
                                            same as it was before the casualty.
                                            If a mortgaged property could not be
                                            rebuilt to its current state or its
                                            current use were no longer permitted
                                            due to building violations or
                                            changes in zoning or other
                                            regulations, then the borrower might
                                            experience cash flow delays and
                                            shortfalls or be subject to
                                            penalties that would reduce or delay
                                            the amount of proceeds available for
                                            distributions on your certificates.

                                            Certain mortgaged properties may be
                                            subject to use restrictions pursuant
                                            to reciprocal easement or operating
                                            agreements which could limit the
                                            borrower's right to operate certain
                                            types of facilities within a
                                            prescribed radius. These limitations
                                            could adversely affect the ability
                                            of the borrower to lease the
                                            mortgaged property on favorable
                                            terms.

CONDEMNATIONS WITH RESPECT TO
MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           From time to time, there may be
                                            condemnations pending or threatened
                                            against one or more of the mortgaged
                                            properties. There can be no
                                            assurance that the proceeds payable
                                            in connection with a total
                                            condemnation will be sufficient to
                                            restore the related mortgaged
                                            property or to satisfy the remaining
                                            indebtedness of the related mortgage
                                            loan. The occurrence of a partial
                                            condemnation may have a material
                                            adverse effect on the continued use
                                            of the affected mortgaged property,
                                            or on an affected borrower's ability
                                            to meet its obligations under the
                                            related mortgage loan. Therefore, we
                                            cannot assure you that the
                                            occurrence of any condemnation will
                                            not have a negative impact upon the
                                            distributions on your certificates.

IMPACT OF TERRORIST ATTACKS AND
MILITARY OPERATIONS ON THE
FINANCIAL MARKETS AND
YOUR INVESTMENT                             On September 11, 2001, the United
                                            States was subjected to multiple
                                            terrorist attacks, resulting in the
                                            loss of many lives and massive
                                            property damage and destruction in
                                            New York City, the Washington, D.C.
                                            area and Pennsylvania. In its
                                            aftermath, there was considerable
                                            uncertainty in the world financial
                                            markets. It is impossible to predict
                                            whether, or the extent to which,
                                            future terrorist activities may
                                            occur in the United States.
                                            According to publicly available
                                            reports, the financial markets have
                                            in the past responded to the
                                            uncertainty with regard to the
                                            scope, nature and timing of current
                                            and possible future military
                                            responses led by the United States,
                                            as well as to the disruptions in air
                                            travel, substantial losses reported
                                            by various companies including
                                            airlines, insurance providers and
                                            aircraft makers, the need for
                                            heightened security across the
                                            country and decreases in consumer
                                            confidence that can cause a general
                                            slowdown in economic growth.

                                      S-56

                                            It is impossible to predict the
                                            duration of the current military
                                            involvement of the United States in
                                            Iraq or Afghanistan and whether the
                                            United States will be involved in
                                            any other future military actions.
                                            The continued presence of United
                                            States military personnel in Iraq
                                            and Afghanistan may prompt further
                                            terrorist attacks against the United
                                            States.

                                            It is uncertain what effects the
                                            aftermath of such military
                                            operations of the United States in
                                            Iraq, any future terrorist
                                            activities in the United States or
                                            abroad and/or any consequent actions
                                            on the part of the United States
                                            Government and others, including
                                            military action, will have on: (a)
                                            United States and world financial
                                            markets, (b) local, regional and
                                            national economies, (c) real estate
                                            markets across the United States,
                                            (d) particular business segments,
                                            including those that are important
                                            to the performance of the mortgaged
                                            properties that secure the mortgage
                                            loans and/or (e) insurance costs and
                                            the availability of insurance
                                            coverage for terrorist acts,
                                            particularly for large mortgaged
                                            properties, which could adversely
                                            affect the cash flow at such
                                            mortgaged properties. In particular,
                                            the decrease in air travel may have
                                            a negative effect on certain of the
                                            mortgaged properties, including
                                            hotel mortgaged properties and those
                                            mortgaged properties in tourist
                                            areas which could reduce the ability
                                            of such mortgaged properties to
                                            generate cash flow. As a result, the
                                            ability of the mortgaged properties
                                            to generate cash flow may be
                                            adversely affected. These
                                            disruptions and uncertainties could
                                            materially and adversely affect the
                                            value of, and your ability to
                                            resell, your certificates.

THE ABSENCE OF OR INADEQUACY
OF INSURANCE COVERAGE ON THE
PROPERTY MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES               The mortgaged properties may suffer
                                            casualty losses due to risks that
                                            are not covered by insurance
                                            (including acts of terrorism) or for
                                            which insurance coverage is not
                                            adequate or available at
                                            commercially reasonable rates. In
                                            addition, some of the mortgaged
                                            properties are located in California
                                            and in other coastal areas of
                                            certain states, which are areas that
                                            have historically been at greater
                                            risk of acts of nature, including
                                            earthquakes, fires, hurricanes and
                                            floods. The mortgage loans generally
                                            do not require borrowers to maintain
                                            earthquake, hurricane or flood
                                            insurance and we cannot assure you
                                            that borrowers will attempt or be
                                            able to obtain adequate insurance
                                            against such risks. If a borrower
                                            does not have insurance against such
                                            risks and a casualty occurs at a
                                            mortgaged property, the borrower may
                                            be unable to generate income from
                                            the mortgaged property in order to
                                            make payments on the related
                                            mortgage loan.

                                            Moreover, if reconstruction or major
                                            repairs are required following a
                                            casualty, changes in laws that have
                                            occurred since the time of original
                                            construction may materially impair
                                            the borrower's ability to effect
                                            such reconstruction or major repairs
                                            or may materially increase their
                                            cost.

                                            As a result of these factors, the
                                            amount available to make
                                            distributions on your certificates
                                            could be reduced.

                                            In light of the September 11, 2001
                                            terrorist attacks in New York City,
                                            the Washington, D.C. area and
                                            Pennsylvania, the comprehensive
                                            general liability and business
                                            interruption or rent loss insurance
                                            policies required by typical
                                            mortgage loans, which are generally
                                            subject to

                                      S-57

                                            periodic renewals during the term of
                                            the related mortgage loans, have
                                            been affected. To give time for
                                            private markets to develop a pricing
                                            mechanism and to build capacity to
                                            absorb future losses that may occur
                                            due to terrorism, on November 26,
                                            2002 the Terrorism Risk Insurance
                                            Act of 2002 was enacted, which
                                            established the Terrorism Insurance
                                            Program. The Terrorism Insurance
                                            Program is administered by the
                                            Secretary of the Treasury and
                                            through December 31, 2005 will
                                            provide some financial assistance
                                            from the United States Government to
                                            insurers in the event of another
                                            terrorist attack that results in an
                                            insurance claim. The program applies
                                            to United States risks only and to
                                            acts that are committed by an
                                            individual or individuals acting on
                                            behalf of a foreign person or
                                            foreign interest as an effort to
                                            influence or coerce United States
                                            civilians or the United States
                                            Government.

                                            The Treasury Department will
                                            establish procedures for the program
                                            under which the federal share of
                                            compensation will be equal to 90
                                            percent of that portion of insured
                                            losses that exceeds an applicable
                                            insurer deductible required to be
                                            paid during each program year. The
                                            federal share in the aggregate in
                                            any program year may not exceed $100
                                            billion (and the insurers will not
                                            be liable for any amount that
                                            exceeds this cap).

                                            Through December 2005, insurance
                                            carriers are required under the
                                            program to provide terrorism
                                            coverage in their basic "all-risk"
                                            policies. Any commercial property
                                            and casualty terrorism insurance
                                            exclusion that was in force on
                                            November 26, 2002 is automatically
                                            voided to the extent that it
                                            excludes losses that would otherwise
                                            be insured losses. Any state
                                            approval of such types of exclusions
                                            in force on November 26, 2002 are
                                            also voided.

                                            The Terrorism Insurance Program
                                            required that each insurer for
                                            policies in place prior to November
                                            26, 2002 provide its insured with a
                                            statement of the proposed premiums
                                            for terrorism coverage, identifying
                                            the portion of the risk that the
                                            federal government will cover,
                                            within 90 days after November 26,
                                            2002. Insured then had 30 days to
                                            accept the continued coverage and
                                            pay the premium. If an insured did
                                            not pay the premium, insurance for
                                            acts of terrorism may have been
                                            excluded from the policy. All
                                            policies for insurance issued after
                                            November 26, 2002 must make similar
                                            disclosure. The Terrorism Risk
                                            Insurance Act of 2002 does not
                                            require insured to purchase the
                                            coverage and does not stipulate the
                                            pricing of the coverage.

                                            The Terrorism Risk Insurance Act of
                                            2002 expires on December 31, 2005.
                                            There can be no assurance that it
                                            will be extended or that upon its
                                            expiration the program will be
                                            renewed or that subsequent terrorism
                                            insurance legislation will be
                                            passed. In fact, the Secretary of
                                            the Treasury announced on June 30,
                                            2005 that it is opposed to an
                                            extension of the Terrorism Risk
                                            Insurance Act of 2002 in its current
                                            form.

                                            It is likely, if the Terrorism Risk
                                            Insurance Act of 2002 is not
                                            extended or renewed, that premiums
                                            for terrorism insurance coverage
                                            will increase and may not be
                                            available at commercially reasonable
                                            rates and/or the terms of such
                                            insurance may be materially amended
                                            to enlarge stated exclusions or to
                                            otherwise effectively decrease the
                                            scope of coverage available (perhaps
                                            to the point where it is effectively
                                            not available). In addition, to the
                                            extent that any policies contain
                                            "sunset clauses" (i.e., clauses that
                                            void terrorism coverage if the
                                            federal

                                      S-58

                                            insurance backstop program is not
                                            renewed), then such policies may
                                            cease to provide terrorism insurance
                                            upon the expiration of the Terrorism
                                            Risk Insurance Act of 2002.

                                            Furthermore, because this program
                                            has only been recently passed into
                                            law, there can be no assurance that
                                            it or state legislation will
                                            substantially lower the cost of
                                            obtaining terrorism insurance.
                                            Because it is a temporary program,
                                            there is no assurance that it will
                                            create any long-term changes in the
                                            availability and cost of such
                                            insurance.

                                            To the extent that uninsured or
                                            underinsured casualty losses occur
                                            with respect to the related
                                            mortgaged properties, losses on
                                            mortgage loans may result. In
                                            addition, the failure to maintain
                                            such insurance may constitute a
                                            default under a mortgage loan, which
                                            could result in the acceleration and
                                            foreclosure of such mortgage loan.
                                            Alternatively, the increased costs
                                            of maintaining such insurance could
                                            have an adverse effect on the
                                            financial condition of the mortgage
                                            loan borrowers.

                                            Certain of the mortgage loans are
                                            secured by mortgaged properties that
                                            are not insured for acts of
                                            terrorism. If such casualty losses
                                            are not covered by standard casualty
                                            insurance policies, then in the
                                            event of a casualty from an act of
                                            terrorism, the amount available to
                                            make distributions on your
                                            certificates could be reduced.

CLAIMS UNDER BLANKET
INSURANCE POLICIES MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           Some of the mortgaged properties are
                                            covered by blanket insurance
                                            policies which also cover other
                                            properties of the related borrower
                                            or its affiliates. In the event that
                                            such policies are drawn on to cover
                                            losses on such other properties, the
                                            amount of insurance coverage
                                            available under such policies may
                                            thereby be reduced and could be
                                            insufficient to cover each mortgaged
                                            property's insurable risks.

PROPERTY INSPECTIONS AND
ENGINEERING REPORTS MAY NOT
REFLECT ALL CONDITIONS THAT
REQUIRE REPAIR ON THE
PROPERTY                                    Licensed engineers or consultants
                                            generally inspected the mortgaged
                                            properties and prepared engineering
                                            reports in connection with the
                                            origination or securitization of the
                                            mortgage loans to assess items such
                                            as structure, exterior walls,
                                            roofing, interior construction,
                                            mechanical and electrical systems
                                            and general condition of the site,
                                            buildings and other improvements.
                                            However, we cannot assure you that
                                            all conditions requiring repair or
                                            replacement were identified. In
                                            those cases where a material
                                            condition was disclosed, such
                                            condition has been or is required to
                                            be remedied to the seller's
                                            satisfaction, or funds as deemed
                                            necessary by the seller, or the
                                            related engineer or consultant have
                                            been reserved to remedy the material
                                            condition. No additional property
                                            inspections were conducted by us in
                                            connection with the issuance of the
                                            certificates.

APPRAISALS MAY INACCURATELY
REFLECT THE VALUE OF THE
MORTGAGED PROPERTIES                        An appraisal certified by the
                                            applicable appraiser to be in
                                            compliance with FIRREA was conducted
                                            in respect of each mortgaged
                                            property in connection with the
                                            origination or securitization of the
                                            related

                                      S-59

                                            mortgage loan. The resulting
                                            estimates of value are the basis of
                                            the cut-off date and maturity date
                                            loan-to-value ratios referred to in
                                            this prospectus supplement. Those
                                            estimates represent the analysis and
                                            opinion of the person performing the
                                            appraisal or market analysis and are
                                            not guarantees of present or future
                                            values. The appraiser may have
                                            reached a different conclusion of
                                            value than the conclusion that would
                                            be reached by a different appraiser
                                            appraising the same property.
                                            Moreover, the values of the
                                            mortgaged properties may have
                                            changed significantly since the
                                            appraisal or market study was
                                            performed. In addition, appraisals
                                            seek to establish the amount a
                                            typically motivated buyer would pay
                                            a typically motivated seller. Such
                                            amount could be significantly higher
                                            than the amount obtained from the
                                            sale of a mortgaged property under a
                                            distress or liquidation sale. The
                                            estimates of value reflected in the
                                            appraisals and the related
                                            loan-to-value ratios are presented
                                            for illustrative purposes only in
                                            Appendix I and Appendix II to this
                                            prospectus supplement. In each case
                                            the estimate presented is the one
                                            set forth in the most recent
                                            appraisal available to us as of the
                                            cut-off date, although we generally
                                            have not obtained updates to the
                                            appraisals. There is no assurance
                                            that the appraised values indicated
                                            accurately reflect past, present or
                                            future market values of the
                                            mortgaged properties.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY CAUSE
INCREASED POOL CONCENTRATION,
WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR
CERTIFICATES                                As principal payments or prepayments
                                            are made on mortgage loans, the
                                            remaining mortgage pool may be
                                            subject to increased concentrations
                                            of property types, geographic
                                            locations and other pool
                                            characteristics of the mortgage
                                            loans and the mortgaged properties,
                                            some of which may be unfavorable.
                                            Classes of certificates that have a
                                            lower payment priority are more
                                            likely to be exposed to this
                                            concentration risk than are
                                            certificate classes with a higher
                                            payment priority. This occurs
                                            because realized losses are
                                            allocated to the class outstanding
                                            at any time with the lowest payment
                                            priority and principal on the
                                            certificates entitled to principal
                                            is generally payable in sequential
                                            order or alphabetical order, with
                                            such classes generally not being
                                            entitled to receive principal until
                                            the preceding class or classes
                                            entitled to receive principal have
                                            been retired.

SUBORDINATION OF SOME
CERTIFICATES MAY AFFECT THE
TIMING OF PAYMENTS AND THE
APPLICATION OF LOSSES ON YOUR
CERTIFICATES                                As described in this prospectus
                                            supplement, the rights of the
                                            holders of each class of subordinate
                                            certificates to receive payments of
                                            principal and interest otherwise
                                            payable on their certificates will
                                            be subordinated to such rights of
                                            the holders of the more senior
                                            certificates having an earlier
                                            alphabetical class designation.
                                            Losses on the mortgage loans will be
                                            allocated to the Class P, Class O,
                                            Class N, Class M, Class L, Class K,
                                            Class J, Class H, Class G, Class F,
                                            Class E, Class D, Class C, Class B
                                            and Class A-J Certificates, in that
                                            order, reducing amounts otherwise
                                            payable to each class. Any remaining
                                            losses would then be allocated or
                                            cause shortfalls to the Class A-1,
                                            Class A-2, Class A-3, Class A-AB and
                                            Class A-4 Certificates, pro rata,
                                            provided that losses

                                      S-60

                                            allocated to the Class A-4
                                            Certificates will be applied first
                                            to the Class A-4B Certificates until
                                            reduced to zero and then to Class
                                            A-4A Certificates until reduced to
                                            zero, and, solely with respect to
                                            losses of interest, to the Class X
                                            Certificates, in proportion to the
                                            amounts of interest or principal
                                            distributable on those certificates.

THE OPERATION OF THE
MORTGAGED PROPERTY FOLLOWING
FORECLOSURE OF THE MORTGAGE
LOAN MAY AFFECT THE TAX STATUS
OF THE TRUST AND MAY
ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        If the trust acquires a mortgaged
                                            property as a result of a
                                            foreclosure or deed in lieu of
                                            foreclosure, the special servicer
                                            will generally retain an independent
                                            contractor to operate the property.
                                            Any net income from operations other
                                            than qualifying "rents from real
                                            property", or any rental income
                                            based on the net profits derived by
                                            any person from such property or
                                            allocable to a non-customary
                                            service, will subject the trust to a
                                            federal tax on such income at the
                                            highest marginal corporate tax rate,
                                            which is currently 35%, and, in
                                            addition, possible state or local
                                            tax. In this event, the net proceeds
                                            available for distribution on your
                                            certificates will be reduced. The
                                            special servicer may permit the
                                            trust to earn such above described
                                            "net income from foreclosure
                                            property" but only if it determines
                                            that the net after-tax benefit to
                                            certificateholders is greater than
                                            under another method of operating or
                                            leasing the mortgaged property. In
                                            addition, if the trust were to
                                            acquire one or more mortgaged
                                            properties pursuant to a foreclosure
                                            or deed in lieu of foreclosure, upon
                                            acquisition of those mortgaged
                                            properties, the trust may in certain
                                            jurisdictions, particularly in New
                                            York, be required to pay state or
                                            local transfer or excise taxes upon
                                            liquidation of such mortgaged
                                            properties. Such state or local
                                            taxes may reduce net proceeds
                                            available for distribution to the
                                            certificateholders.

STATE LAWS APPLICABLE TO
FORECLOSURE ACTIONS MAY AFFECT
THE TIMING OF PAYMENTS ON
YOUR CERTIFICATES                           Some states, including California,
                                            have laws prohibiting more than one
                                            "judicial action" to enforce a
                                            mortgage obligation. Some courts
                                            have construed the term "judicial
                                            action" broadly. In the case of any
                                            mortgage loan secured by mortgaged
                                            properties located in multiple
                                            states, the master servicer or
                                            special servicer may be required to
                                            foreclose first on mortgaged
                                            properties located in states where
                                            these "one action" rules apply (and
                                            where non-judicial foreclosure is
                                            permitted) before foreclosing on
                                            properties located in states where
                                            judicial foreclosure is the only
                                            permitted method of foreclosure. As
                                            a result, the ability to realize
                                            upon the mortgage loans may be
                                            limited by the application of state
                                            laws.

THE BANKRUPTCY OR INSOLVENCY OF
ANY AFFILIATED BORROWERS MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           Fifteen (15) groups of mortgage
                                            loans, the three (3) largest of
                                            which represent 8.1%, 4.1% and 3.8%,
                                            respectively, of the initial
                                            outstanding pool balance, were made
                                            to borrowers that are affiliated
                                            through common ownership of
                                            partnership or other equity
                                            interests and where, in general, the
                                            related mortgaged properties are
                                            commonly managed.

                                      S-61

                                            The bankruptcy or insolvency of any
                                            such borrower or respective
                                            affiliate could have an adverse
                                            effect on the operation of all of
                                            the related mortgaged properties and
                                            on the ability of such related
                                            mortgaged properties to produce
                                            sufficient cash flow to make
                                            required payments on the related
                                            mortgage loans. For example, if a
                                            person that owns or controls several
                                            mortgaged properties experiences
                                            financial difficulty at one such
                                            property, it could defer maintenance
                                            at one or more other mortgaged
                                            properties in order to satisfy
                                            current expenses with respect to the
                                            mortgaged property experiencing
                                            financial difficulty, or it could
                                            attempt to avert foreclosure by
                                            filing a bankruptcy petition that
                                            might have the effect of
                                            interrupting monthly payments for an
                                            indefinite period on all the related
                                            mortgage loans.

TENANT LEASES MAY HAVE
PROVISIONS THAT COULD ADVERSELY
AFFECT PAYMENTS
ON YOUR CERTIFICATES                        In certain jurisdictions, if tenant
                                            leases are subordinate to the liens
                                            created by the mortgage and do not
                                            contain attornment provisions which
                                            require the tenant to recognize a
                                            successor owner, following
                                            foreclosure, as landlord under the
                                            lease, the leases may terminate upon
                                            the transfer of the property to a
                                            foreclosing lender or purchaser at
                                            foreclosure. Not all leases were
                                            reviewed to ascertain the existence
                                            of these provisions. Accordingly, if
                                            a mortgaged property is located in
                                            such a jurisdiction and is leased to
                                            one or more desirable tenants under
                                            leases that are subordinate to the
                                            mortgage and do not contain
                                            attornment provisions, such
                                            mortgaged property could experience
                                            a further decline in value if such
                                            tenants' leases were terminated.
                                            This is particularly likely if such
                                            tenants were paying above-market
                                            rents or could not be replaced.

                                            Some of the leases at the mortgaged
                                            properties securing the mortgage
                                            loans included in the trust may not
                                            be subordinate to the related
                                            mortgage. If a lease is not
                                            subordinate to a mortgage, the trust
                                            will not possess the right to
                                            dispossess the tenant upon
                                            foreclosure of the mortgaged
                                            property unless it has otherwise
                                            agreed with the tenant. If the lease
                                            contains provisions inconsistent
                                            with the mortgage, for example,
                                            provisions relating to application
                                            of insurance proceeds or
                                            condemnation awards, or which could
                                            affect the enforcement of the
                                            lender's rights, for example, a
                                            right of first refusal to purchase
                                            the property, the provisions of the
                                            lease will take precedence over the
                                            provisions of the mortgage.

                                            Additionally, with respect to
                                            certain of the mortgage loans, the
                                            related borrower may have granted
                                            certain tenants a right of first
                                            refusal in the event a sale is
                                            contemplated or a purchase option to
                                            purchase all or a portion of the
                                            mortgaged property. Such provisions,
                                            if not waived or subordinated, may
                                            impede the lender's ability to sell
                                            the related mortgaged property at
                                            foreclosure or adversely affect the
                                            foreclosure bid price.

TENANCIES IN COMMON MAY
HINDER RECOVERY                             Certain of the mortgage loans have
                                            borrowers that own, or in the future
                                            may own, the related mortgaged real
                                            properties as tenants-in-common. The
                                            bankruptcy, dissolution or action
                                            for partition by one or more of the
                                            tenants-in-common could result in an
                                            early repayment of the related
                                            mortgage loan, a significant delay
                                            in recovery against the
                                            tenant-in-

                                      S-62

                                            common mortgagors, a material
                                            impairment in property management
                                            and a substantial decrease in the
                                            amount recoverable upon the related
                                            mortgage loan.

                                            Not all tenants-in-common for these
                                            types of mortgage loans will be
                                            special purpose entities. In
                                            general, with respect to a
                                            tenant-in-common ownership
                                            structure, each tenant-in-common
                                            owns an undivided share in the
                                            property and if such
                                            tenant-in-common desires to sell his
                                            interest in the property (and is
                                            unable to find a buyer or otherwise
                                            needs to force a partition), such
                                            tenant-in-common has the ability to
                                            request that a court order a sale of
                                            the property and distribute the
                                            proceeds to each tenant-in-common
                                            borrower proportionally.

LEGAL ACTION ARISING OUT OF
ORDINARY BUSINESS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           There may be pending or threatened
                                            legal actions, suits or proceedings
                                            against the borrowers and managers
                                            of the mortgaged properties and
                                            their respective affiliates arising
                                            out of their ordinary business. We
                                            cannot assure you that any such
                                            actions, suits or proceedings would
                                            not have a material adverse effect
                                            on your certificates.

RISKS RELATING TO COMPLIANCE
WITH THE AMERICANS WITH
DISABILITIES ACT COULD ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES        Under the Americans with
                                            Disabilities Act of 1990, public
                                            accommodations are required to meet
                                            certain federal requirements related
                                            to access and use by disabled
                                            persons. Borrowers may incur costs
                                            complying with the Americans with
                                            Disabilities Act. In addition,
                                            noncompliance could result in the
                                            imposition of fines by the federal
                                            government or an award of damages to
                                            private litigants. If a borrower
                                            incurs such costs or fines, the
                                            amount available to pay debt service
                                            would be reduced.

CONFLICTS OF INTEREST MAY HAVE
AN ADVERSE EFFECT ON YOUR
CERTIFICATES

                                            Conflicts between various
                                            certificateholders. The special
                                            servicer is given considerable
                                            latitude in determining whether and
                                            in what manner to liquidate or
                                            modify defaulted mortgage loans. The
                                            operating adviser will have the
                                            right to replace the special
                                            servicer upon satisfaction of
                                            certain conditions set forth in the
                                            Pooling and Servicing Agreement. At
                                            any given time, the operating
                                            adviser will be controlled generally
                                            by the holders of the most
                                            subordinate, or, if its certificate
                                            principal balance is less than 25%
                                            of its original certificate balance,
                                            the next most subordinate, class of
                                            certificates, that is, the
                                            controlling class, outstanding from
                                            time to time (or with respect to an
                                            A/B Mortgage Loan, the holder of the
                                            related B Note to the extent set
                                            forth in the related intercreditor
                                            agreement), and such holders may
                                            have interests in conflict with
                                            those of the holders of the other
                                            certificates. For instance, the
                                            holders of certificates of the
                                            controlling class might desire to
                                            mitigate the potential for loss to
                                            that class from a troubled mortgage
                                            loan by deferring enforcement in the
                                            hope of maximizing future proceeds.
                                            However, the interests of the trust
                                            may be better served by prompt
                                            action, since delay followed by a
                                            market downturn could result in less
                                            proceeds to the trust than would
                                            have been realized if earlier action
                                            had been taken. In general, no
                                            servicer is required to act in a

                                      S-63

                                            manner more favorable to the offered
                                            certificates than to the non-offered
                                            certificates.

                                            The master servicer, the primary
                                            servicer, the special servicer or an
                                            affiliate of any of them may acquire
                                            certain of the most subordinated
                                            certificates, including those of the
                                            initial controlling class. Under
                                            such circumstances, the master
                                            servicer, the primary servicer and
                                            the special servicer may have
                                            interests that conflict with the
                                            interests of the other holders of
                                            the certificates. However, the
                                            Pooling and Servicing Agreement and
                                            the primary servicing agreement each
                                            provide that the mortgage loans are
                                            to be serviced in accordance with
                                            the servicing standard and without
                                            regard to ownership of any
                                            certificates by the master servicer,
                                            the primary servicer or the special
                                            servicer, as applicable. The initial
                                            special servicer under the Pooling
                                            and Servicing Agreement will be
                                            ARCap Servicing, Inc.; the initial
                                            operating adviser under the Pooling
                                            and Servicing Agreement will be
                                            ARCap CMBS Fund II REIT, Inc.

                                            Conflicts between certificateholders
                                            and the Non-Serviced Mortgage Loan
                                            Master Servicer and/or the
                                            Non-Serviced Mortgage Loan Special
                                            Servicer. Any Non-Serviced Mortgage
                                            Loan will be serviced and
                                            administered pursuant to the related
                                            Non-Serviced Mortgage Loan Pooling
                                            and Servicing Agreement, which
                                            provides for servicing arrangements
                                            that are similar but not identical
                                            to those under the Pooling and
                                            Servicing Agreement. Consequently,
                                            Non-Serviced Mortgage Loans will not
                                            be serviced and administered
                                            pursuant to the terms of the Pooling
                                            and Servicing Agreement. In
                                            addition, the legal and/or
                                            beneficial owners of the other
                                            mortgage loans secured by the
                                            mortgaged property securing
                                            Non-Serviced Mortgage Loans,
                                            directly or through representatives,
                                            have certain rights under the
                                            related Non-Serviced Mortgage Loan
                                            Pooling and Servicing Agreement and
                                            the related intercreditor agreement
                                            that affect such mortgage loans,
                                            including with respect to the
                                            servicing of such mortgage loans and
                                            the appointment of a special
                                            servicer with respect to such
                                            mortgage loans. Those legal and/or
                                            beneficial owners may have interests
                                            that conflict with your interests.

                                            Conflicts between certificateholders
                                            and the holders of subordinate
                                            notes. Pursuant to the terms of the
                                            related intercreditor agreements, ,
                                            neither the master servicer nor
                                            special servicer may enter into
                                            material amendments, modifications
                                            or extensions of a mortgage loan in
                                            a material manner without the
                                            consent of the holder of the related
                                            subordinate note, subject to the
                                            expiration of the subordinate note
                                            holder's consent rights. The holders
                                            of the subordinate notes (or their
                                            respective designees) may have
                                            interests in conflict with those of
                                            the certificateholders of the
                                            classes of offered certificates. As
                                            a result, approvals to proposed
                                            actions of the master servicer or
                                            special servicer, as applicable,
                                            under the Pooling and Servicing
                                            Agreement may not be granted in all
                                            instances, thereby potentially
                                            adversely affecting some or all of
                                            the classes of offered certificates.

                                            Conflicts between certificateholders
                                            and primary servicer. The primary
                                            servicer for certain of the mortgage
                                            loans will be Principal Global
                                            Investors, LLC, an affiliate of a
                                            loan seller. It is anticipated that
                                            the master servicer will delegate
                                            many of its servicing obligations
                                            with respect to these mortgage loans
                                            to such primary servicer pursuant to
                                            a primary servicing agreement. Under
                                            these circumstances, the primary

                                      S-64

                                            servicer, because it is an affiliate
                                            of a seller, may have interests that
                                            conflict with the interests of the
                                            holders of the certificates.

                                            Conflicts between borrowers and
                                            property managers. It is likely that
                                            many of the property managers of the
                                            mortgaged properties, or their
                                            affiliates, manage additional
                                            properties, including properties
                                            that may compete with the mortgaged
                                            properties. Affiliates of the
                                            managers, and managers themselves,
                                            also may own other properties,
                                            including competing properties. The
                                            managers of the mortgaged properties
                                            may accordingly experience conflicts
                                            of interest in the management of
                                            such mortgaged properties.

                                            Conflicts between the trust and the
                                            mortgage loan sellers. The
                                            activities of the sellers and their
                                            affiliates may involve properties
                                            which are in the same markets as the
                                            mortgaged properties underlying the
                                            certificates. In such case, the
                                            interests of each of the sellers or
                                            such affiliates may differ from, and
                                            compete with, the interests of the
                                            trust, and decisions made with
                                            respect to those assets may
                                            adversely affect the amount and
                                            timing of distributions with respect
                                            to the certificates. Conflicts of
                                            interest may arise between the trust
                                            and each of the sellers or their
                                            affiliates that engage in the
                                            acquisition, development, operation,
                                            financing and disposition of real
                                            estate if such sellers acquire any
                                            certificates. In particular, if
                                            certificates held by a seller are
                                            part of a class that is or becomes
                                            the controlling class the seller as
                                            part of the holders of the
                                            controlling class would have the
                                            ability to influence certain actions
                                            of the special servicer under
                                            circumstances where the interests of
                                            the trust conflict with the
                                            interests of the seller or its
                                            affiliates as acquirors, developers,
                                            operators, financers or sellers of
                                            real estate related assets.

                                            The sellers or their affiliates may
                                            acquire a portion of the
                                            certificates. Under such
                                            circumstances, they may become the
                                            controlling class, and as such have
                                            interests that may conflict with
                                            their interests as a seller of the
                                            mortgage loans.

PREPAYMENTS MAY REDUCE
THE YIELD ON YOUR CERTIFICATES              The yield to maturity on your
                                            certificates will depend, in
                                            significant part, upon the rate and
                                            timing of principal payments on the
                                            mortgage loans. For this purpose,
                                            principal payments include both
                                            voluntary prepayments, if permitted,
                                            and involuntary prepayments, such as
                                            prepayments resulting from casualty
                                            or condemnation of mortgaged
                                            properties, defaults and
                                            liquidations by borrowers, or
                                            repurchases as a result of a
                                            seller's breach of representations
                                            and warranties or material defects
                                            in a mortgage loan's documentation.

                                            The investment performance of your
                                            certificates may vary materially and
                                            adversely from your expectations if
                                            the actual rate of prepayment is
                                            higher or lower than you anticipate.

                                            Voluntary prepayments under some of
                                            the mortgage loans require payment
                                            of a prepayment premium or a yield
                                            maintenance charge unless the
                                            prepayment occurs within generally
                                            one (1) to seven (7) payments prior
                                            to and including the anticipated
                                            repayment date or stated maturity
                                            date, as the case may be.
                                            Nevertheless, we cannot assure you
                                            that the related borrowers will
                                            refrain from prepaying their
                                            mortgage loans due to the existence
                                            of a prepayment premium or a yield
                                            maintenance charge or that the
                                            amount of such premium or charge

                                      S-65

                                            will be sufficient to compensate you
                                            for shortfalls in payments on your
                                            certificates on account of such
                                            prepayments. We also cannot assure
                                            you that involuntary prepayments
                                            will not occur. The rate at which
                                            voluntary prepayments occur on the
                                            mortgage loans will be affected by a
                                            variety of factors, including:

                                            o    the terms of the mortgage
                                                 loans;

                                            o    the length of any prepayment
                                                 lock-out period;

                                            o    the level of prevailing
                                                 interest rates;

                                            o    the availability of mortgage
                                                 credit;

                                            o    the applicable yield
                                                 maintenance charges or
                                                 prepayment premiums and the
                                                 ability of the master servicer,
                                                 primary servicer or special
                                                 servicer to enforce the related
                                                 provisions;

                                            o    the failure to meet
                                                 requirements for release of
                                                 escrows/reserves that result in
                                                 a prepayment;

                                            o    the occurrence of casualties or
                                                 natural disasters; and

                                            o    economic, demographic, tax or
                                                 legal factors.

                                            Generally, no yield maintenance
                                            charge or prepayment premium will be
                                            required for prepayments in
                                            connection with a casualty or
                                            condemnation unless an event of
                                            default has occurred. In addition,
                                            if a seller repurchases any mortgage
                                            loan from the trust due to the
                                            material breach of a representation
                                            or warranty or a material document
                                            defect or such mortgage loan is
                                            otherwise purchased from the trust
                                            (including certain purchases by the
                                            holder of a B Note or mezzanine
                                            loan), the repurchase price paid
                                            will be passed through to the
                                            holders of the certificates with the
                                            same effect as if the mortgage loan
                                            had been prepaid in part or in full,
                                            except that no yield maintenance
                                            charge or prepayment premium will be
                                            payable. Such a repurchase or
                                            purchase may, therefore, adversely
                                            affect the yield to maturity on your
                                            certificates.

                                            Although all of the mortgage loans
                                            have prepayment protection in the
                                            form of lock-out periods, defeasance
                                            provisions, yield maintenance
                                            provisions and/or prepayment premium
                                            provisions, there can be no
                                            assurance that borrowers will
                                            refrain from prepaying mortgage
                                            loans due to the existence of a
                                            yield maintenance charge or
                                            prepayment premium or that
                                            involuntary prepayments or
                                            repurchases will not occur.

                                            Also, the description in the
                                            mortgage notes of the method of
                                            calculation of prepayment premiums
                                            and yield maintenance charges is
                                            complex and subject to legal
                                            interpretation and it is possible
                                            that another person would interpret
                                            the methodology differently from the
                                            way we did in estimating an assumed
                                            yield to maturity on your
                                            certificates as described in this
                                            prospectus supplement. See Appendix
                                            II attached to this prospectus
                                            supplement for a description of the
                                            various prepayment provisions.

                                      S-66

THE YIELD ON YOUR CERTIFICATE
WILL BE AFFECTED BY THE PRICE AT
WHICH THE CERTIFICATE WAS
PURCHASED AND THE RATE, TIMING
AND AMOUNT OF DISTRIBUTIONS ON
YOUR CERTIFICATE                            The yield on any certificate will
                                            depend on (1) the price at which
                                            such certificate is purchased by you
                                            and (2) the rate, timing and amount
                                            of distributions on your
                                            certificate. The rate, timing and
                                            amount of distributions on any
                                            certificate will, in turn, depend
                                            on, among other things:

                                            o    the interest rate for such
                                                 certificate;

                                            o    the rate and timing of
                                                 principal payments (including
                                                 principal prepayments) and
                                                 other principal collections
                                                 (including loan purchases in
                                                 connection with breaches of
                                                 representations and warranties)
                                                 on or in respect of the
                                                 mortgage loans and the extent
                                                 to which such amounts are to be
                                                 applied or otherwise result in
                                                 a reduction of the certificate
                                                 balance of such certificate;

                                            o    the rate, timing and severity
                                                 of losses on or in respect of
                                                 the mortgage loans or
                                                 unanticipated expenses of the
                                                 trust;

                                            o    the rate and timing of any
                                                 reimbursement of the master
                                                 servicer, the special servicer,
                                                 the trustee or the fiscal
                                                 agent, as applicable, out of
                                                 the Certificate Account of
                                                 nonrecoverable advances or
                                                 advances remaining unreimbursed
                                                 on a modified mortgage loan on
                                                 the date of such modification;

                                            o    the timing and severity of any
                                                 interest shortfalls resulting
                                                 from prepayments to the extent
                                                 not offset by a reduction in
                                                 master servicer compensation as
                                                 described in this prospectus
                                                 supplement;

                                            o    the timing and severity of any
                                                 reductions in the appraised
                                                 value of any mortgaged property
                                                 in a manner that has an effect
                                                 on the amount of advancing
                                                 required on the related
                                                 mortgage loan; and

                                            o    the method of calculation of
                                                 prepayment premiums and yield
                                                 maintenance charges and the
                                                 extent to which prepayment
                                                 premiums and yield maintenance
                                                 charges are collected and, in
                                                 turn, distributed on such
                                                 certificate.

                                            In addition, any change in the
                                            weighted average life of a
                                            certificate may adversely affect
                                            yield. Prepayments resulting in a
                                            shortening of weighted average lives
                                            of certificates may be made at a
                                            time of lower interest rates when
                                            you may be unable to reinvest the
                                            resulting payment of principal at a
                                            rate comparable to the effective
                                            yield anticipated when making the
                                            initial investment in certificates.
                                            Delays and extensions resulting in a
                                            lengthening of the weighted average
                                            lives of the certificates may occur
                                            at a time of higher interest rates
                                            when you may have been able to
                                            reinvest principal payments that
                                            would otherwise have been received
                                            by you at higher rates.

                                      S-67

YOU BEAR THE RISK OF
BORROWER DEFAULTS                           The rate and timing of delinquencies
                                            or defaults on the mortgage loans
                                            could affect the following aspects
                                            of the offered certificates:

                                            o    the aggregate amount of
                                                 distributions on them;

                                            o    their yields to maturity;

                                            o    their rates of principal
                                                 payments; and

                                            o    their weighted average lives.

                                            The rights of holders of each class
                                            of subordinate certificates to
                                            receive payments of principal and
                                            interest otherwise payable on their
                                            certificates will be subordinated to
                                            such rights of the holders of the
                                            more senior certificates having an
                                            earlier alphabetical class
                                            designation. Losses on the mortgage
                                            loans will be allocated to the Class
                                            P, Class O, Class N, Class M, Class
                                            L, Class K, Class J, Class H, Class
                                            G, Class F, Class E, Class D, Class
                                            C, Class B and Class A-J
                                            Certificates, in that order,
                                            reducing amounts otherwise payable
                                            to each class. Any remaining losses
                                            would then be allocated to the Class
                                            A-1 Certificates, Class A-2
                                            Certificates, Class A-3
                                            Certificates, Class A-AB
                                            Certificates and Class A-4
                                            Certificates, pro rata, provided
                                            that losses allocated to the Class
                                            A-4 Certificates will be applied
                                            first to the Class A-4B Certificates
                                            until reduced to zero and then to
                                            the Class A-4A Certificates until
                                            reduced to zero, and, with respect
                                            to losses of interest only, the
                                            Class X Certificates based on their
                                            respective entitlements.

                                            If losses on the mortgage loans
                                            exceed the aggregate certificate
                                            balance of the classes of
                                            certificates subordinated to a
                                            particular class, that particular
                                            class will suffer a loss equal to
                                            the full amount of that excess up to
                                            the outstanding certificate balance
                                            of such class.

                                            If you calculate your anticipated
                                            yield based on assumed rates of
                                            default and losses that are lower
                                            than the default rate and losses
                                            actually experienced and such losses
                                            are allocable to your certificates,
                                            your actual yield to maturity will
                                            be lower than the assumed yield.
                                            Under extreme scenarios, such yield
                                            could be negative. In general, the
                                            earlier a loss is borne by your
                                            certificates, the greater the effect
                                            on your yield to maturity.

                                            Additionally, delinquencies and
                                            defaults on the mortgage loans may
                                            significantly delay the receipt of
                                            distributions by you on your
                                            certificates, unless advances are
                                            made to cover delinquent payments or
                                            the subordination of another class
                                            of certificates fully offsets the
                                            effects of any such delinquency or
                                            default.

                                            Also, if the related borrower does
                                            not repay a mortgage loan with an
                                            anticipated repayment date by its
                                            anticipated repayment date, the
                                            effect will be to increase the
                                            weighted average life of your
                                            certificates and may reduce your
                                            yield to maturity.

                                            Furthermore, if P&I Advances and/or
                                            Servicing Advances are made with
                                            respect to a mortgage loan after
                                            default and the mortgage loan is
                                            thereafter worked out under terms
                                            that do not provide for the
                                            repayment of those advances in full
                                            at the time of the workout, then any

                                      S-68

                                            reimbursements of those advances
                                            prior to the actual collection of
                                            the amount for which the advance was
                                            made may also result in reductions
                                            in distributions of principal to the
                                            holders of the offered certificates
                                            for the current month.

COMPENSATION TO THE MASTER
SERVICER, THE SPECIAL SERVICER
AND THE TRUSTEE MAY ADVERSELY
AFFECT THE PAYMENTS
ON YOUR CERTIFICATES

                                            To the extent described in this
                                            prospectus supplement, the master
                                            servicer, the special servicer, the
                                            trustee or the fiscal agent (and the
                                            related master servicer, the special
                                            servicer, the trustee or the fiscal
                                            agent in respect of any Non-Serviced
                                            Mortgage Loans) will be entitled to
                                            receive interest at the "Prime Rate"
                                            on unreimbursed advances they have
                                            made with respect to defaulted
                                            monthly payments or that are made
                                            with respect to the preservation and
                                            protection of the related mortgaged
                                            property. This interest will
                                            generally accrue from the date on
                                            which the related advance is made or
                                            the related expense is incurred to
                                            the date of reimbursement. This
                                            interest may be offset in part by
                                            default interest and late payment
                                            charges paid by the borrower or by
                                            certain other amounts. In addition,
                                            under certain circumstances,
                                            including delinquencies in the
                                            payment of principal and interest, a
                                            mortgage loan will be serviced by a
                                            special servicer, and the special
                                            servicer is entitled to compensation
                                            for special servicing activities.
                                            The right to receive interest on
                                            advances and special servicing
                                            compensation is senior to the rights
                                            of certificateholders to receive
                                            distributions. The payment of
                                            interest on advances and the payment
                                            of compensation to the special
                                            servicer may result in shortfalls in
                                            amounts otherwise distributable on
                                            certificates.

LEASEHOLD INTERESTS ENTAIL
CERTAIN RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES

                                            Thirteen (13) mortgaged properties,
                                            securing mortgage loans representing
                                            6.5% of the initial outstanding pool
                                            balance, are subject to a leasehold
                                            interest in the mortgaged
                                            properties. Eight (8) mortgaged
                                            properties, securing mortgage loans
                                            representing 3.6% of the initial
                                            outstanding pool balance, are
                                            subject to a first mortgage lien on
                                            both a fee interest and a leasehold
                                            interest in income-producing real
                                            property. Leasehold mortgage loans
                                            are subject to certain risks not
                                            associated with mortgage loans
                                            secured by a lien on the fee estate
                                            of the borrower. The most
                                            significant of these risks is that
                                            if the borrower's leasehold were to
                                            be terminated upon a lease default,
                                            the lender (such as the trust) would
                                            lose its security. Generally, each
                                            related ground lease requires the
                                            lessor to give the lender notice of
                                            the borrower's defaults under the
                                            ground lease and an opportunity to
                                            cure them, permits the leasehold
                                            interest to be assigned to the
                                            lender or the purchaser at a
                                            foreclosure sale, in some cases only
                                            upon the consent of the lessor, and
                                            contains certain other protective
                                            provisions typically included in a
                                            "mortgageable" ground lease.
                                            Upon the bankruptcy of a lessor or a
                                            lessee under a ground lease, the
                                            debtor entity has the right to
                                            assume or reject the lease. If a
                                            debtor lessor rejects the lease, the
                                            lessee has the right to remain in
                                            possession of its leased premises
                                            for the rent otherwise payable under
                                            the lease for the term of the lease
                                            (including renewals). If a debtor
                                            lessee/borrower

                                      S-69

                                            rejects any or all of the lease, the
                                            leasehold lender could succeed to
                                            the lessee/borrower's position under
                                            the lease only if the lessor
                                            specifically grants the lender such
                                            right. If both the lessor and the
                                            lessee/borrowers are involved in
                                            bankruptcy proceedings, the trustee
                                            may be unable to enforce the
                                            bankrupt lessee/borrower's right to
                                            refuse to treat a ground lease
                                            rejected by a bankrupt lessor as
                                            terminated. In such circumstances, a
                                            lease could be terminated
                                            notwithstanding lender protection
                                            provisions contained therein or in
                                            the mortgage.

                                            Most of the ground leases securing
                                            the mortgaged properties provide
                                            that the ground rent increases
                                            during the term of the lease. These
                                            increases may adversely affect the
                                            cash flow and net income of the
                                            borrower from the mortgaged
                                            property.

THE SELLERS OF THE MORTGAGE
LOANS ARE SUBJECT TO
BANKRUPTCY OR INSOLVENCY LAWS
THAT MAY AFFECT THE TRUST'S
OWNERSHIP OF
THE MORTGAGE LOANS                          In the event of the insolvency of
                                            any seller, it is possible the
                                            trust's right to payment from or
                                            ownership of the mortgage loans
                                            could be challenged, and if such
                                            challenge were successful, delays or
                                            reductions in payments on your
                                            certificates could occur.

                                            Based upon opinions of counsel that
                                            the conveyance of the mortgage loans
                                            would generally be respected in the
                                            event of insolvency of the sellers,
                                            which opinions are subject to
                                            various assumptions and
                                            qualifications, the depositor
                                            believes that such a challenge will
                                            be unsuccessful, but there can be no
                                            assurance that a bankruptcy trustee,
                                            if applicable, or other interested
                                            party will not attempt to assert
                                            such a position. Even if actions
                                            seeking such results were not
                                            successful, it is possible that
                                            payments on the certificates would
                                            be delayed while a court resolves
                                            the claim.

LIMITED LIQUIDITY AND MARKET
VALUE MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES               Your certificates will not be listed
                                            on any securities exchange or traded
                                            on any automated quotation systems
                                            of any registered securities
                                            association, and there is currently
                                            no secondary market for the
                                            certificates. While the Underwriters
                                            currently intend to make a secondary
                                            market in the certificates, none of
                                            them is obligated to do so.
                                            Accordingly, you may not have an
                                            active or liquid secondary market
                                            for your certificates, which could
                                            result in a substantial decrease in
                                            the market value of your
                                            certificates. The market value of
                                            your certificates also may be
                                            affected by many other factors,
                                            including then-prevailing interest
                                            rates. Furthermore, you should be
                                            aware that the market for securities
                                            of the same type as the certificates
                                            has in the past been volatile and
                                            offered very limited liquidity.

WEIGHTED AVERAGE COUPON RATE
ENTAIL RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           The interest rates on one or more
                                            classes of certificates may be based
                                            on a weighted average of the
                                            mortgage loan interest rates net of
                                            the administrative cost rate, which
                                            is calculated based upon the
                                            respective principal balances of the
                                            mortgage loans. Alternatively, the
                                            interest rate on one or more classes
                                            of the certificates may be capped at
                                            such

                                      S-70

                                            weighted average rate. This weighted
                                            average rate is further described in
                                            this prospectus supplement under the
                                            definition of "Weighted Average Net
                                            Mortgage Rate" in the "Glossary of
                                            Terms." Any class of certificates
                                            that is either fully or partially
                                            based upon the weighted average net
                                            mortgage rate may be adversely
                                            affected by disproportionate
                                            principal payments, prepayments,
                                            defaults and other unscheduled
                                            payments on the mortgage loans.
                                            Because some mortgage loans will
                                            amortize their principal more
                                            quickly than others, the rate may
                                            fluctuate over the life of those
                                            classes of your certificates.

                                            In general, mortgage loans with
                                            relatively high mortgage interest
                                            rates are more likely to prepay than
                                            mortgage loans with relatively low
                                            mortgage interest rates. For
                                            instance, varying rates of
                                            unscheduled principal payments on
                                            mortgage loans which have interest
                                            rates above the weighted average net
                                            mortgage rate may have the effect of
                                            reducing the interest rate of your
                                            certificates.

     This prospectus supplement also contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above in this "Risk Factors" section and elsewhere in this prospectus supplement.

                                      S-71

                     DESCRIPTION OF THE OFFERED CERTIFICATES

     Capitalized terms are defined in the "Glossary of Terms" in this prospectus supplement.

GENERAL

     The Series 2005-TOP19 Commercial Mortgage Pass-Through Certificates will be
issued on or about July   , 2005 pursuant to a Pooling and Servicing Agreement
to be dated as of the Cut-off Date, between the Depositor, the master servicer, the special servicer, the paying agent, the fiscal agent and the trustee.

     The certificates will represent in the aggregate the entire beneficial ownership interest in a trust consisting primarily of:

     o   the mortgage loans and all payments under and proceeds of the mortgage loans received after the Cut-off Date, exclusive of principal prepayments received prior to the Cut-off Date and scheduled payments of principal and interest due on or before the Cut-off Date;

     o   any mortgaged property acquired on behalf of the Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise;

     o   a security interest in any United States government obligations pledged in respect of the defeasance of a mortgage loan; and

     o   certain rights of the Depositor under, or assigned to the Depositor pursuant to, each of the Mortgage Loan Purchase Agreements relating to, among other things, mortgage loan document delivery requirements and the representations and warranties of the related seller regarding its mortgage loans.

     The certificates will be issued on the Closing Date and will only be entitled to scheduled payments on the mortgage loans that are due (and unscheduled payments that are received) after the Cut-off Date.

     The certificates will consist of various classes, to be designated as:

     o   the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3
         Certificates, the Class A-AB Certificates, the Class A-4A Certificates
         and the Class A-4B Certificates;

     o   the Class X-1 Certificates and the Class X-2 Certificates;

     o   the Class A-J Certificates, the Class B Certificates, the Class C
         Certificates, the Class D Certificates, the Class E Certificates, the
         Class F Certificates, the Class G Certificates, the Class H
         Certificates, the Class J Certificates, the Class K Certificates, the
         Class L Certificates, the Class M Certificates, the Class N
         Certificates, the Class O Certificates and the Class P Certificates;
         and

     o   the Class R-I Certificates, the Class R-II Certificates and the Class
         R-III Certificates.

     The Class A Senior and Class A-J Certificates will be issued in denominations of $25,000 initial Certificate Balance and in any whole dollar denomination in excess of that amount. The Class B, Class C and Class D
Certificates will be issued in denominations of $100,000 initial Certificate
Balance and in any whole dollar denomination in excess of that amount.

     Each class of offered certificates will initially be represented by one or more global certificates registered in the name of the nominee of The Depository
Trust Company ("DTC"). We have been informed by DTC that DTC's nominee initially will be Cede & Co. No person acquiring an interest in an offered certificate will be entitled to receive a fully registered physical certificate representing such interest, except as presented in the prospectus

                                      S-72

under "Description Of The Certificates--Book-Entry Registration and Definitive
Certificates." Unless and until definitive certificates are issued in respect of any class of offered certificates, all references to actions by holders of the offered certificates will refer to actions taken by DTC upon instructions received from the related Certificate Owners through DTC's participating organizations.

     All references herein to payments, notices, reports and statements to holders of the offered certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the offered certificates, for distribution to the related Certificate Owners through DTC's
Participants in accordance with DTC procedures. Until definitive certificates are issued in respect of any class of offered certificates, interests in such certificates will be transferred on the book-entry records of DTC and its
Participants. See "Description of the Certificates--Book-Entry Registration and
Definitive Certificates" in the prospectus.

     Certificateholders must hold their offered certificates in book-entry form, and delivery of the offered certificates will be made through the facilities of
DTC, in the United States, and may be made through the facilities of Clearstream
Bank or Euroclear Bank, as operator of the Euroclear system, in Europe.
Transfers within DTC, Clearstream Bank or Euroclear Bank, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. Crossmarket transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream Bank or Euroclear Bank, on the other, will be effected in DTC through the relevant depositaries of Clearstream Bank and
Euroclear Bank, respectively.

     Because of time-zone differences, credits of securities received in
Clearstream Bank or Euroclear Bank as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Bank participant or Clearstream Bank customer on such business day. Cash received in Clearstream Bank or Euroclear Bank as a result of sales of securities by or through a Clearstream Bank customer or a Euroclear
Bank participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream Bank or
Euroclear Bank cash account only as of the business day following settlement in
DTC.

CERTIFICATE BALANCES

     Upon initial issuance, the Class A-1, Class A-2, Class A-3, Class A-AB,
Class A-4A, Class A-4B, Class A-J, Class B, Class C and Class D Certificates
will have the following aggregate Certificate Balances. In each case, the
Certificate Balance on the Closing Date may vary by up to 5%:



                                                        APPROXIMATE
                             INITIAL AGGREGATE       PERCENT OF INITIAL        RATINGS            APPROXIMATE
            CLASS           CERTIFICATE BALANCE         POOL BALANCE         (FITCH/S&P)        CREDIT SUPPORT
            -----           -------------------         ------------         -----------        --------------

          Class A-1         $       75,400,000             6.14%                 AAA/AAA            17.000%
          Class A-2         $       84,600,000             6.89%                 AAA/AAA            17.000%
          Class A-3         $       44,700,000             3.64%                 AAA/AAA            17.000%
          Class A-AB        $       84,100,000             6.85%                 AAA/AAA            17.000%
          Class A-4A        $     642,754,000             52.32%                 AAA/AAA            27.000%
          Class A-4B        $       88,050,000             7.17%                 AAA/AAA            17.000%
          Class A-J         $       87,526,000             7.12%                 AAA/AAA             9.875%
          Class B           $       23,033,000             1.87%                  AA/AA              8.000%
          Class C           $       12,285,000             1.00%                 AA-/AA-             7.000%
          Class D           $       15,355,000             1.25%                   A/A               5.750%


     The percentages indicated under the columns "Approximate Credit Support"
with respect to the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4A and
Class A-4B Certificates represent the approximate credit

                                      S-73

support for the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4A and
Class A-4B Certificates in the aggregate. In addition, the Class A-4A
Certificates have additional credit support provided by the Class A-4B
Certificates.

     The initial Certificate Balance of each Principal Balance Certificate will be presented on the face of the certificate. The Certificate Balance outstanding at any time will equal the then maximum amount of principal that the holder will be entitled to receive. On each Distribution Date, the Certificate Balance of each Principal Balance Certificate will be reduced by any distributions of principal actually made on that certificate on the applicable Distribution Date, and will be further reduced by any Realized Losses and Expense Losses allocated to the Certificate Balance of such certificate on such Distribution Date. See
"--Distributions" and "--Distributions--Subordination; Allocation of Losses and
Certain Expenses" below.

     The Interest Only Certificates will not have a Certificate Balance. Each such class of certificates will represent the right to receive distributions of interest accrued as described in this prospectus supplement on a Notional
Amount.

     The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance
Certificates outstanding from time to time. The Notional Amount of the Class X-2
Certificates will equal:

     o   during the period from the Closing Date through and including the
         Distribution Date occurring in July 2006, the sum of (a) the lesser of
         $66,260,000 and the Certificate Balance of the Class A-1 Certificates
         outstanding from time to time and (b) the aggregate of the Certificate
         Balances of the Class A-2, Class A-3, Class A-AB, Class A-4A, Class
         A-4B, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G,
         Class H, Class J, Class K and Class L Certificates outstanding from time to time;

     o   during the period following the Distribution Date occurring in July
         2006 through and including the Distribution Date occurring in July
         2007, the sum of (a) the lesser of $12,235,000 and the Certificate
         Balance of the Class A-1 Certificates outstanding from time to time,
         (b) the aggregate of the Certificate Balances of the Class A-2, Class
         A-3, Class A-AB, Class A-4A, Class A-4B, Class A-J, Class B, Class C,
         Class D, Class E, Class F, Class G, Class H and Class J Certificates
         outstanding from time to time and (c) the lesser of $2,474,000 and the
         Certificate Balance of the Class K Certificates outstanding from time to time;

     o   during the period following the Distribution Date occurring in July
         2007 through and including the Distribution Date occurring in July
         2008, the sum of (a) the lesser of $40,747,000 and the Certificate
         Balance of the Class A-2 Certificates outstanding from time to time,
         (b) the aggregate of the Certificate Balances of the Class A-3, Class
         A-AB, Class A-4A, Class A-4B, Class A-J, Class B, Class C, Class D,
         Class E and Class F Certificates outstanding from time to time and (c)
         the lesser of $1,410,000 and the Certificate Balance of the Class G
         Certificates outstanding from time to time;

     o   during the period following the Distribution Date occurring in July
         2008 through and including the Distribution Date occurring in July
         2009, the sum of (a) the lesser of $32,219,000 and the Certificate
         Balance of the Class A-3 Certificates outstanding from time to time,
         (b) the aggregate of the Certificate Balances of the Class A-AB, Class
         A-4A, Class A-4B, Class A-J, Class B, Class C and Class D Certificates
         outstanding from time to time and (c) the lesser of $482,000 and the
         Certificate Balance of the Class E Certificates outstanding from time to time;

     o   during the period following the Distribution Date occurring in July
         2009 through and including the Distribution Date occurring in July
         2010, the sum of (a) the lesser of $633,597,000 and the Certificate
         Balance of the Class A-4A Certificates outstanding from time to time,
         (b) the aggregate of the Certificate Balances of the Class A-4B, Class
         A-J and Class B Certificates outstanding from time to time and (c) the lesser of $7,475,000 and the Certificate Balance of the Class C
         Certificates outstanding from time to time;

                                      S-74

     o   during the period following the Distribution Date occurring in July
         2010 through and including the Distribution Date occurring in July
         2011, the sum of (a) the lesser of $587,762,000 and the Certificate
         Balance of the Class A-4A Certificates outstanding from time to time,
         (b) the aggregate of the Certificate Balances of the Class A-4B and
         Class A-J Certificates outstanding from time to time and (c) the lesser of $12,693,000 and the Certificate Balance of the Class B Certificates
         outstanding from time to time;

     o   during the period following the Distribution Date occurring in July
         2011 through and including the Distribution Date occurring in July
         2012, the sum of (a) the lesser of $513,366,000 and the Certificate
         Balance of the Class A-4A Certificates outstanding from time to time,
         (b) the aggregate of the Certificate Balances of the Class A-4B
         Certificates outstanding from time to time and (c) the lesser of
         $84,083,000 and the Certificate Balance of the Class A-J Certificates
         outstanding from time to time;

     o   during the period following the Distribution Date occurring in July
         2012 through and including the Distribution Date occurring in July
         2013, the sum of (a) the lesser of $474,300,000 and the Certificate
         Balance of the Class A-4A Certificates outstanding from time to time,
         (b) the aggregate of the Certificate Balances of the Class A-4B
         Certificates outstanding from time to time and (c) the lesser of
         $69,541,000 and the Certificate Balance of the Class A-J Certificates
         outstanding from time to time; and

     o   following the Distribution Date occurring in July 2013, $0.

     Accordingly, the Notional Amount of the Class X-1 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses actually allocated to the
Certificate Balance of any class of Principal Balance Certificates. The Notional
Amount of the Class X-2 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and
Expense Losses actually allocated to the Certificate Balance of any component and any class of Certificates included in the calculation of the Notional Amount for the Class X-2 Certificates on such Distribution Date, as described above. It is anticipated that holders of the Class X-2 Certificates will not be entitled to distributions of interest at any time following the Distribution Date occurring in July 2013. Upon initial issuance, the aggregate Notional Amount of the Class X-1 Certificates and Class X-2 Certificates will be $1,228,438,747 and
$1,202,407,000, respectively, subject in each case to a permitted variance of plus or minus 5%. The Notional Amount of each Class X Certificate is used solely for the purpose of determining the amount of interest to be distributed on such
Certificate and does not represent the right to receive any distributions of principal.

     The Residual Certificates will not have Certificate Balances or Notional
Amounts.

PASS-THROUGH RATES

     The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4A, Class A-4B,
Class A-J, Class B, Class C and Class D Certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the Weighted Average Net Mortgage Rate or (iii) a rate equal to the Weighted Average Net Mortgage Rate less a specified percentage, which percentage may be zero.

     The Pass-Through Rate applicable to the Class X-2 Certificates for the initial Distribution Date will equal approximately % per annum. The Pass-Through
Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution
Date in July 2013 will equal the weighted average of the respective strip rates
(the "Class X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified Class of
Principal Balance Certificates. If all or a designated portion of the
Certificate Balance of any Class of Principal Balance Certificates is identified under "--Certificate Balances" above as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that Certificate Balance (or designated portion of it) will represent one or more separate components of the total Notional Amount of the Class X-2
Certificates for purposes of calculating the accrual of interest for the related
Distribution Date. For any Distribution Date occurring in or before July 2013, on

                                      S-75

any particular component of the total Notional Amount of the Class X-2
Certificates immediately prior to the related Distribution Date, the applicable
Class X-2 Strip Rate will equal the excess, if any, of:

     o   the lesser of (a) the rate per annum corresponding to such Distribution
         Date as set forth on Schedule B attached to this prospectus supplement and (b) the Weighted Average Net Mortgage Rate for such Distribution
         Date, over

     o   the Pass-Through Rate for such Distribution Date for the class of
         Principal Balance Certificates whose Certificate Balance, or a designated portion of it, comprises such component.

     Under no circumstances will any Class X-2 Strip Rate be less than zero.

     The Pass-Through Rate applicable to the Class X-1 Certificates for the initial Distribution Date will equal approximately % per annum. The Pass-Through
Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional
Amount of the Class X-1 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the
Certificate Balance of one of the classes of the Principal Balance Certificates.
In general, the Certificate Balance of each class of Principal Balance
Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates; provided that, if a portion, but not all, of the
Certificate Balance of any particular class of Principal Balance Certificates is identified under "--Certificate Balances" above as being part of the total
Notional Amount of the Class X-2 Certificates immediately prior to any
Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate
Balance will represent one or more other separate components of the Class X-1
Certificates for purposes of calculating the accrual of interest for the related
Distribution Date. For any Distribution Date occurring in or before July 2013, on any particular component of the total Notional Amount of the Class X-1
Certificates immediately prior to the related Distribution Date, the applicable
Class X-1 Strip Rate will be calculated as follows:

     o   if such particular component consists of the entire Certificate Balance
         (or a designated portion of that certificate balance) of any class of
         Principal Balance Certificates, and if such entire Certificate Balance
         (or that designated portion) also constitutes a component of the total
         Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage
         Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on
         Schedule B attached to this prospectus supplement and (ii) the
         Pass-Through Rate for such Distribution Date for such class of
         Principal Balance Certificates; and

     o   if such particular component consists of the entire Certificate Balance
         (or a designated portion of that certificate balance) of any class of
         Principal Balance Certificates, and if such entire Certificate Balance
         (or that designated portion) does not also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1
         Strip Rate will equal the excess, if any, of (a) the Weighted Average
         Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through
         Rate for such Distribution Date for such class of Principal Balance
         Certificates.

     For any Distribution Date occurring after July 2013, the Certificate
Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted
Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through
Rate for such Distribution Date for such class of Principal Balance
Certificates. Under no circumstances will any Class X-1 Strip Rate be less than zero.

                                      S-76

     The Pass-Through Rate applicable to the Class E, Class F, Class G and Class
H Certificates will, at all times, accrue interest at a per annum rate equal to
(i) a fixed rate, (ii) a fixed rate subject to a cap equal to the Weighted
Average Net Mortgage Rate or (iii) a rate equal to the Weighted Average Net
Mortgage Rate less a specified percentage, which percentage may be zero. The
Pass-Through Rate applicable to the Class J, Class K, Class L, Class M, Class N,
Class O and Class P Certificates will, at all times, equal the lesser of   % per
annum and the Weighted Average Net Mortgage Rate.

     The Administrative Cost Rate for each mortgage loan is presented in
Appendix II. The Administrative Cost Rate will be payable on the Scheduled
Principal Balance of each mortgage loan outstanding from time to time. The
Administrative Cost Rate applicable to a mortgage loan in any month will be determined using the same interest accrual basis on which interest accrues under the terms of such mortgage loan.

DISTRIBUTIONS

General

     Distributions on or with respect to the certificates will be made by the paying agent, to the extent of available funds, and in accordance with the manner and priority presented in this prospectus supplement, on each
Distribution Date, commencing in August 2005. Except as otherwise described below, all such distributions will be made to the persons in whose names the certificates are registered at the close of business on the related Record Date.
Every distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the paying agent with wiring instructions on or before the related
Record Date, or otherwise by check mailed to such Certificateholder.

     The final distribution on any certificate will be determined without regard to any possible future reimbursement of any Realized Losses or Expense Losses previously allocated to such certificate. The final distribution will be made in the same manner as earlier distributions, but only upon presentation and surrender of such certificate at the location that will be specified in a notice of the pendency of such final distribution. Any distribution that is to be made with respect to a certificate in reimbursement of a Realized Loss or Expense
Loss previously allocated to such certificate, which reimbursement is to occur after the date on which such certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the Certificateholder that surrendered such certificate. The likelihood of any such distribution is remote.
All distributions made on or with respect to a class of certificates will be allocated pro rata among such certificates based on their respective Percentage
Interests in such Class.

The Available Distribution Amount

     With respect to any Distribution Date, distributions of interest on and principal of the certificates will be made from the Available Distribution
Amount for that Distribution Date.

     With respect to the Distribution Date occurring in each January, other than a leap year, and each February, the Interest Reserve Amount will be deposited into the Interest Reserve Account in respect of each Interest Reserve Loan in an amount equal to one day's interest at the related Net Mortgage Rate on its principal balance as of the Due Date in the month in which such Distribution
Date occurs, to the extent a Scheduled Payment or P&I Advance is timely made for such Due Date. For purposes of this calculation, the Net Mortgage Rate for those months will be calculated without regard to any adjustment for Interest Reserve
Amounts or the interest accrual basis as described in the definition of "Net
Mortgage Rate" in the "Glossary of Terms." With respect to the Distribution Date occurring in March of each year, the paying agent will withdraw an amount from the Interest Reserve Account in respect of each Interest Reserve Loan equal to the related Interest Reserve Amount from the preceding January (commencing in
2006), if applicable, and February (commencing in 2006), and the withdrawn amount is to be included as part of the Available Distribution Amount for such
Distribution Date.

                                      S-77

Application of the Available Distribution Amount

     On each Distribution Date, except as described under "--Optional
Termination" below, for so long as any class of offered certificates remains outstanding, the paying agent will apply the Available Distribution Amount other than Excess Interest and Excess Liquidation Proceeds, if any for such date for the following purposes and in the following order of priority:

     (i)     to the holders of the Class A-1, Class A-2, Class A-3, Class A-AB,
             Class A-4, Class X-1 and Class X-2 Certificates, the Distributable
             Certificate Interest Amount in respect of each such class for such
             Distribution Date, pro rata, in proportion to the Distributable
             Certificate Interest Amount payable in respect of each such Class, provided that interest distributed to the Class A-4 Certificates will be applied first to the Class A-4A Certificates up to its interest entitlements and then to the Class A-4B Certificates up to its interest entitlements;

     (ii)    to the holders of the Class A-AB Certificates, the Principal
             Distribution Amount for such Distribution Date until the
             Certificate Balance of the Class A-AB Certificates has been reduced to the Planned Principal Balance for such Distribution Date;

     (iii)   upon payment to the Class A-AB Certificates of the above
             distribution, to the holders of the Class A-1 Certificates, the
             Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class A-1 Certificates has
             been reduced to zero; the portion of the Principal Distribution
             Amount distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A-AB Certificates (in respect of the Planned
             Principal Balance);

     (iv)    upon payment in full of the aggregate Certificate Balance of the
             Class A-1 Certificates, to the holders of the Class A-2
             Certificates, the Principal Distribution Amount for such
             Distribution Date until the aggregate Certificate Balance of the
             Class A-2 Certificates has been reduced to zero; the portion of the
             Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
             Distribution Amount distributed to the holders of the Class A-AB
             (in respect of the Planned Principal Balance) and Class A-1
             Certificates;

     (v)     upon payment in full of the aggregate Certificate Balance of the
             Class A-2 Certificates, to the holders of the Class A-3
             Certificates, the Principal Distribution Amount for such
             Distribution Date until the aggregate Certificate Balance of the
             Class A-3 Certificates has been reduced to zero; the portion of the
             Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
             Distribution Amount distributed to the holders of the Class A-AB
             (in respect of the Planned Principal Balance), Class A-1 and Class
             A-2 Certificates;

     (vi)    upon payment in full of the aggregate Certificate Balance of the
             Class A-3 Certificates, to the holders of the Class A-AB
             Certificates, the Principal Distribution Amount for such
             Distribution Date until the aggregate Certificate Balance of the
             Class A-AB Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
             Distribution Amount distributed to the holders of the Class A-AB
             (in respect of the Planned Principal Balance), Class A-1, Class A-2
             and Class A-3 Certificates;

     (vii)   upon payment in full of the aggregate Certificate Balance of the
             Class A-3 and Class A-AB Certificates, to the holders of the Class
             A-4A Certificates, the Principal Distribution Amount for such
             Distribution Date until the aggregate Certificate Balance of the
             Class A-4A Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
             Distribution Amount distributed to the holders of the Class A-1,
             Class A-2, Class A-3 and Class A-AB Certificates;

                                      S-78

     (viii)  upon payment in full of the aggregate Certificate Balance of the
             Class A-4A Certificates, to the holders of the Class A-4B
             Certificates, the Principal Distribution Amount for such
             Distribution Date until the aggregate Certificate Balance of the
             Class A-4B Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
             Distribution Amount distributed to the holders of the Class A-1,
             Class A-2, Class A-3, Class A-AB and Class A-4A Certificates;

     (ix)    to the holders of the Class A Senior Certificates and the Class X
             Certificates, pro rata in proportion to their respective
             entitlements to reimbursement described in this clause, to reimburse them for any Realized Losses or Expense Losses previously allocated to such certificates and for which reimbursement has not previously been fully paid (in the case of the Class X
             Certificates, insofar as Realized Losses or Expense Losses have resulted in shortfalls in the amount of interest distributed, other than by reason of a reduction of the Notional Amount), plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate, provided that such amounts in respect to the Class A-4 Certificates will be allocated first to the Class A-4A Certificates until such unreimbursed losses are reimbursed together with all applicable interest and then to the
             Class A-4B Certificates;

     (x)     to the holders of the Class A-J Certificates, the Distributable
             Certificate Interest Amount in respect of such class of
             certificates for such Distribution Date;

     (xi)    upon payment in full of the aggregate Certificate Balance of the
             Class A-4B Certificates, to the holders of the Class A-J
             Certificates, the Principal Distribution Amount for such
             Distribution Date until the aggregate Certificate Balance of the
             Class A-J Certificates has been reduced to zero; the portion of the
             Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
             Distribution Amount distributed to the holders of the Class A
             Senior Certificates;

     (xii)   to the holders of the Class A-J Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not
             previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate;

     (xiii)  to the holders of the Class B Certificates, the Distributable
             Certificate Interest Amount in respect of such class of
             certificates for such Distribution Date;

     (xiv)   upon payment in full of the aggregate Certificate Balance of the
             Class A-J Certificates, to the holders of the Class B Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class B Certificates has
             been reduced to zero; the portion of the Principal Distribution
             Amount distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A Senior and Class A-J Certificates;

     (xv)    to the holders of the Class B Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not
             previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate;

     (xvi)   to the holders of the Class C Certificates, the Distributable
             Certificate Interest Amount in respect of such class of
             certificates for such Distribution Date;

     (xvii)  upon payment in full of the aggregate Certificate Balance of the
             Class B Certificates, to the holders of the Class C Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class C Certificates has
             been reduced to zero; the portion of the Principal Distribution
             Amount distributed under this payment priority will be

                                      S-79

             reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A Senior, Class A-J and
             Class B Certificates;

     (xviii) to the holders of the Class C Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not
             previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate;

     (xix)   to the holders of the Class D Certificates, the Distributable
             Certificate Interest Amount in respect of such class of
             certificates for such Distribution Date;

     (xx)    upon payment in full of the aggregate Certificate Balance of the
             Class C Certificates, to the holders of the Class D Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class D Certificates has
             been reduced to zero; the portion of the Principal Distribution
             Amount distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A Senior, the Class A-J, Class B and Class C
             Certificates;

     (xxi)   to the holders of the Class D Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not
             previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate;
             and

     (xxii)  to make payments to the holders of the private certificates (other than the Class X-1 Certificates and the Class X-2 Certificates) as
             contemplated below.

     Notwithstanding the foregoing, on each Distribution Date occurring on or after the date, if any, upon which the aggregate Certificate Balance of all
Classes of Subordinate Certificates has been reduced to zero, or the aggregate
Appraisal Reduction in effect is greater than or equal to the aggregate
Certificate Balance of all Classes of Subordinate Certificates, the Principal
Distribution Amount will be distributed:

o    first, to the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4
     Certificates, in proportion to their respective Certificate Balances, in reduction of their respective Certificate Balances, until the aggregate
     Certificate Balance of each such Class is reduced to zero, provided that
     Principal Distribution Amounts distributed to the Class A-4 Certificates will be applied first to the Class A-4A Certificates until the aggregate
     Certificate Balance of such Class is reduced to zero and then to the Class
     A-4B Certificates until the aggregate Certificate Balance of such Class is reduced to zero; and

o    second, to the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4,
     based on their respective entitlements to reimbursement, for the unreimbursed amount of Realized Losses and Expense Losses previously allocated to such Classes, plus interest on such Realized Losses or Expense
     Losses, at one-twelfth the applicable Pass-Through Rate, provided that such amounts with respect to the Class A-4 Certificates will be allocated first to the Class A-4A Certificates until such unreimbursed losses are reimbursed, together with all applicable interest, and then to the Class
     A-4B Certificates.

     On each Distribution Date, following the above-described distributions on the offered certificates and the Class X-1 Certificates and the Class X-2
Certificates, the paying agent will apply the remaining portion, if any, of the
Available Distribution Amount for such date to make payments to the holders of each of the respective classes of private certificates, other than the Class X-1
Certificates, the Class X-2 Certificates and Residual Certificates, in
alphabetical order of Class designation, in each case for the following purposes and in the following order of priority, that is, payments under clauses (1), (2)
and (3) below, in that order, to the holders of the Class E Certificates, then payments under clauses (1), (2), and (3) below, in that order, to the holders of the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N,
Class O and Class P Certificates:

                                      S-80

     (1)     to pay interest to the holders of the particular class of
             certificates, up to an amount equal to the Distributable
             Certificate Interest Amount in respect of such class of
             certificates for such Distribution Date;

     (2)     if the aggregate Certificate Balance of each other class of
             Subordinate Certificates, if any, with an earlier alphabetical
             Class designation has been reduced to zero, to pay principal to the holders of the particular class of certificates, up to an amount equal to the lesser of (a) the then outstanding aggregate
             Certificate Balance of such class of certificates and (b) the remaining Principal Distribution Amount for such Distribution Date;
             and

     (3)     to reimburse the holders of the particular class of certificates, up to an amount equal to (a) all Realized Losses and Expense
             Losses, if any, previously allocated to such class of certificates and for which no reimbursement has previously been paid, plus (b)
             all unpaid interest on such amounts, at one-twelfth the
             Pass-Through Rate of such Classes.

     Any portion of the Available Distribution Amount for any Distribution Date
that is not otherwise payable to the holders of REMIC Regular Certificates as contemplated above, will be paid to the holders of the Class R-I Certificates, and any amount of Excess Interest on deposit in the Excess Interest Sub-account for the related Collection Period will be paid to holders of the Class P
Certificates (regardless of whether the Certificate Balance of such Class has been reduced to zero).

     Excess Liquidation Proceeds will be deposited into the Reserve Account. On each Distribution Date, amounts on deposit in the Reserve Account will be used, first, to reimburse the holders of the Principal Balance Certificates -- in order of alphabetical Class designation -- for any, and to the extent of,
Realized Losses and Expense Losses, including interest on Advances, previously allocated to them; and second, upon the reduction of the aggregate Certificate
Balance of the Principal Balance Certificates to zero, to pay any amounts remaining on deposit in such account to the special servicer as additional special servicer compensation.

Class A-AB Planned Principal Balance

     On each Distribution Date, the Class A-AB Certificates have priority with respect to receiving distributions of principal to reduce its Certificate
Balance to the Planned Principal Balance for such Distribution Date as described in "--Distributions--Application of the Available Distribution Amount" above.
The "Planned Principal Balance" for any Distribution Date is the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement. Such balances were calculated using, among other things, the Structuring Assumptions. Based on such assumptions, the Certificate Balance of the Class A-AB Certificates on each Distribution Date would be reduced to the balance indicated for such Distribution Date on Schedule A. There is no assurance, however, that the mortgage loans will perform in conformity with the
Structuring Assumptions. Therefore, there can be no assurance that the
Certificate Balance of the Class A-AB Certificates on any Distribution Date will be equal to the balance that is specified for such Distribution Date on Schedule
A. In general, once the Certificate Balances of the Class A-1, Class A-2 and
Class A-3 Certificates have been reduced to zero, any remaining portion on any
Distribution Date of the Principal Distribution Amount will be distributed to the Class A-AB Certificates until the Certificate Balance of the Class A-AB
Certificates is reduced to zero. o Distributions of Prepayment Premiums and
Yield Maintenance Charges

         On any Distribution Date, Prepayment Premiums or Yield Maintenance
Charges relating to a mortgage loan in the trust and collected during the related Collection Period will be distributed by the paying agent on the classes of certificates as follows: to the holders of each of the Class A-1, Class A-2,
Class A-3, Class A-AB, Class A-4A, Class A-4B, Class A-J, Class B, Class C,
Class D, Class E, Class F, Class G and Class H Certificates then entitled to distributions of principal on such Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of all classes of certificates on that Distribution Date, (b) the Base Interest
Fraction for the related principal prepayment and that class and (c) the aggregate amount of such Prepayment Premiums or Yield Maintenance Charges collected during the related

                                      S-81

Collection Period. Any Prepayment Premiums or Yield Maintenance Charges relating to a mortgage loan in the trust and collected during the related Collection
Period remaining after those distributions will be distributed to the holders of the Class X Certificates. On any Distribution Date on or before the Distribution
Date in   ,    % of such Prepayment Premiums or Yield Maintenance Charges remaining after those distributions will be distributed to the holders of the
Class X-1 Certificates and    % of the Prepayment Premiums or Yield Maintenance
Charges remaining after those distributions will be distributed to the holders
of the Class X-2 Certificates. After the Distribution Date in     , any of such
Prepayment Premiums or Yield Maintenance Charges remaining after those distributions will be distributed to the holders of the Class X-1 Certificates.

     No Prepayment Premiums or Yield Maintenance Charges will be distributed to holders of the Class J, Class K, Class L, Class M, Class N, Class O and Class P
Certificates or the Residual Certificates. Any Prepayment Premiums or Yield
Maintenance Charges distributed to holders of a class of certificates may not be sufficient to compensate those holders for any loss in yield attributable to the related principal prepayments.

Treatment of REO Properties

     Notwithstanding that any mortgaged property may be acquired as part of the trust through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will, for purposes of, among other things, determining
Pass-Through Rates of, distributions on and allocations of Realized Losses and
Expense Losses to the certificates, as well as the amount of Master Servicing
Fees, Primary Servicing Fees, Excess Servicing Fees, Trustee Fees and Special
Servicing Fees payable under the Pooling and Servicing Agreement, be treated as having remained outstanding until such REO Property is liquidated. In connection therewith, operating revenues and other proceeds derived from such REO Property, exclusive of related operating costs, will be "applied" by the master servicer as principal, interest and other amounts "due" on such mortgage loan; and, subject to the recoverability determination described under "--Advances" below and the effect of any Appraisal Reductions described under "--Appraisal
Reductions" below, the master servicer will be required to make P&I Advances in respect of such mortgage loan, in all cases as if such mortgage loan had remained outstanding. References to mortgage loan and mortgage loans in the definitions of Weighted Average Net Mortgage Rate and Principal Distribution
Amount are intended to include any mortgage loan or mortgage loans as to which the related mortgaged property has become an REO Property.

Appraisal Reductions

     Not later than the earliest Appraisal Event with respect to any mortgage loan, Loan Pair or A/B Mortgage Loan serviced under the Pooling and Servicing
Agreement, the special servicer is required to obtain an MAI appraisal, if the
Scheduled Principal Balance of the mortgage loan, Loan Pair or A/B Mortgage Loan is greater than $2,000,000, or at its option, if the Scheduled Principal Balance of the mortgage loan, Loan Pair or A/B Mortgage Loan is equal to or less than
$2,000,000, either obtain an MAI appraisal or perform an internal valuation of the related mortgaged property or REO Property, as the case may be. However, the special servicer, in accordance with the Servicing Standard, need not obtain either the MAI appraisal or the internal valuation if such an appraisal or valuation had been obtained within the prior twelve months. Notwithstanding the foregoing, an updated appraisal will not be required so long as a debt service reserve, letter of credit, guaranty or surety bond is available and has the ability to pay off the then unpaid principal balance of the mortgage loan in full except to the extent that the Special Servicer, in accordance with the
Servicing Standard, determines that obtaining an appraisal is in the best interests of the Certificateholders.

     As a result of such appraisal or internal valuation, an Appraisal Reduction may be created. An Appraisal Reduction will be reduced to zero as of the date the related mortgage loan, Loan Pair or A/B Mortgage Loan is brought current under the then current terms of the mortgage loan, Loan Pair or A/B Mortgage
Loan for at least three consecutive months. No Appraisal Reduction will exist as to any mortgage loan, Loan Pair or A/B Mortgage Loan after it has been paid in full, liquidated, repurchased or otherwise disposed of. An appraisal for any mortgage loan, Loan Pair or A/B Mortgage Loan that has not been brought current for at least three consecutive months (or paid in full, liquidated, repurchased or otherwise disposed of) will be updated annually for so long as an Appraisal
Reduction exists, with a corresponding adjustment to the amount of the related
Appraisal Reduction. In addition, the Operating Adviser may at any time request the special servicer to obtain - at the Operating Adviser's expense - an updated appraisal, with a corresponding adjustment to the amount of the Appraisal
Reduction (including, without

                                      S-82

limitation, any request of a B Note holder with respect to the related A/B
Mortgage Loan (or Operating Adviser on their behalf) if there shall have been a determination that such holder will no longer be the directing holder).

     The existence of an Appraisal Reduction will proportionately reduce the master servicer's, the trustee's or the fiscal agent's, as the case may be, obligation to make P&I Advances in respect of the related mortgage loan, which will generally result in a reduction in current distributions in respect of the then most subordinate Class or Classes of Principal Balance Certificates. See
"--Advances--P&I Advances" below.

     Each Non-Serviced Mortgage Loan is subject to provisions in its related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement relating to appraisal reductions that are substantially similar to the provisions set forth above. The existence of an appraisal reduction under such Non-Serviced Mortgage Loan
Pooling and Servicing Agreement in respect of a Non-Serviced Mortgage Loan will proportionately reduce the interest component of the amount of the P&I Advances
(including any advances to be made on such Non-Serviced Mortgage Loan under the
Non-Serviced Mortgage Loan Pooling and Servicing Agreement) to be made in respect of the applicable mortgage loan. This will generally result in a reduction in current distributions in respect of the then most subordinate Class or Classes of Principal Balance Certificates.

Subordination; Allocation of Losses and Certain Expenses

     As and to the extent described herein, the rights of holders of the
Subordinate Certificates to receive distributions of amounts collected or advanced on the mortgage loans will be subordinated, to the extent described herein, to the rights of holders of the Senior Certificates, and to the rights of the holders of each other class of Subordinate Certificates with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all interest payable in respect of the Senior Certificates on each Distribution Date, and the ultimate receipt by the holders of each class of
Class A Senior Certificates of principal in an amount equal to the entire
Certificate Balance of the Class A Senior Certificates.

     Similarly, but to decreasing degrees and in alphabetical order of Class designation, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Subordinate Certificates, other than the
Class P Certificates, which do not have the benefit of any effective subordination, of the full amount of interest payable in respect of such Classes of certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to, in each case, the entire Certificate Balance of such class of certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described above under "--Application of the Available Distribution Amount" and by the allocation of Realized Losses and
Expense Losses as described below. No other form of credit support will be available for the benefit of the holders of the certificates.

     Allocation to the Class A Senior Certificates, for so long as they are outstanding, of the entire Principal Distribution Amount for each Distribution
Date will generally have the effect of reducing the Certificate Balance of those
Classes at a faster rate than would be the case if principal payments were allocated pro rata to all Classes of certificates with Certificate Balances.
Thus, as principal is distributed to the holders of the Class A Senior
Certificates, the percentage interest in the trust evidenced by the Class A
Senior Certificates will be decreased, with a corresponding increase in the percentage interest in the trust evidenced by the Subordinate Certificates, thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Senior Certificates by the Subordinate
Certificates.

     Following retirement of the Class A Senior Certificates, the successive allocation to the Subordinate Certificates, in alphabetical order of Class designation, in each case until such Class is paid in full, of the entire
Principal Distribution Amount for each Distribution Date will provide a similar benefit to each such class of certificates as regards the relative amount of subordination afforded by the other Classes of Certificates with later alphabetical Class designations.

     Realized Losses of principal and interest on the mortgage loans and Expense
Losses for any Distribution Date, to the extent not previously allocated and net of amounts, if any, on deposit in the Reserve Account, will be

                                      S-83

allocated to the Class P, Class O, Class N, Class M, Class L, Class K, Class J,
Class H, Class G, Class F, Class E, Class D, Class C, Class B and Class A-J
Certificates, in that order, and then to the Class A-1, Class A-2, Class A-3,
Class A-AB and Class A-4 Certificates, pro rata, provided that losses allocated to the Class A-4 Certificates will be applied first to the Class A-4B
Certificates until reduced to zero and then to the Class A-4A Certificates until reduced to zero and, solely with respect to losses of interest (other than as a reduction of the Notional Amount), to the Class X-1 and Class X-2 Certificates,
pro rata with each other and with the Class A Senior Certificates, in each case reducing principal and/or interest otherwise payable thereon.

     Any reimbursements of advances determined to be nonrecoverable (and interest on such advances) that are made in any collection period from collections or advances of principal that (in the absence of the reductions that we describe under the definition of "Principal Distribution Amount" in the
"Glossary of Terms" in this prospectus supplement) would otherwise be included in the total amount of principal distributable to certificateholders for the related distribution date, will create a deficit (or increase an otherwise-existing deficit) between the total principal balance of the mortgage pool (net of advances of principal) and the total principal balance of the certificates. The related reimbursements and payments made during any collection period will therefore result in the allocation of those amounts (in reverse sequential order in accordance with the loss allocation rules described in the preceding paragraph) to reduce the principal balances of the Principal Balance
Certificates (without accompanying principal distributions) on the distribution date for that collection period.

     Any shortfall in the amount of the Distributable Certificate Interest
Amount paid to the Certificateholders of any class of certificates on any
Distribution Date will result in Unpaid Interest for such Class which, together with interest thereon, will be distributable in subsequent periods to the extent of funds available therefor.

     Realized Losses with respect to Non-Serviced Mortgage Loans will equal a pro rata share (based on principal balance) of the amount of any loss calculated with respect to such mortgage loans and the related Non-Serviced Companion
Mortgage Loans. Any additional trust expenses under the related Non-Serviced
Mortgage Loan Pooling and Servicing Agreement that are similar to those expenses resulting in Expense Losses and that relate to any Non-Serviced Mortgage Loan
Group containing a Non-Serviced Mortgage Loan B Note are to be paid first out of collections on, and other proceeds of, any related Non-Serviced Mortgage Loan B
Note, to the extent permitted under the related intercreditor agreement, and then, pro rata, out of collections on, and other proceeds of, the Non-Serviced
Mortgage Loan and the Non-Serviced Companion Mortgage Loans.

     Realized Losses with respect to any Serviced Pari Passu Mortgage Loan will equal a pro rata share (based on principal balance) of the amount of any loss calculated with respect to such Serviced Pari Passu Mortgage Loan and the one or more related Serviced Companion Mortgage Loans. Any additional trust expenses under the Pooling and Servicing Agreement that are Expense Losses are to be paid, pro rata, out of collections on, and other proceeds of, any Serviced Pari
Passu Mortgage Loan and the one or more related Serviced Companion Mortgage
Loans.

     Realized Losses with respect to any A/B Mortgage Loan are to be allocated, and expenses are to be paid, first out of collections on, and other proceeds of, the related B Note and then out of collections on, and other proceeds of, the A
Note.

Prepayment Interest Shortfalls and Prepayment Interest Excesses

     If the aggregate Prepayment Interest Shortfalls on all mortgage loans other than Specially Serviced Mortgage Loans exceed the aggregate Prepayment Interest
Excesses for such mortgage loans for the Collection Period related to a
Distribution Date, the Master Servicing Fee and certain other compensation payable to the master servicer will be reduced by the amount of any Compensating
Interest. See "Servicing of the Mortgage Loans--The Master Servicer--Master
Servicer Compensation" in this prospectus supplement.

     Any Net Aggregate Prepayment Interest Shortfall for a Distribution Date
will be allocated to each Class of certificates, pro rata, in proportion to the amount of Accrued Certificate Interest payable to such Class on such
Distribution Date, in each case reducing interest otherwise payable thereon. The
Distributable Certificate Interest Amount in respect of any Class of certificates will be reduced to the extent any Net Aggregate Prepayment Interest

                                      S-84

Shortfalls are allocated to such Class of certificates. See "Servicing of the
Mortgage Loans--The Master Servicer--Master Servicer Compensation" in this prospectus supplement.

     On any Distribution Date, to the extent that the aggregate Prepayment
Interest Excesses on all mortgage loans other than Specially Serviced Mortgage
Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the master servicer as additional servicing compensation. Likewise, to the extent that the aggregate Prepayment Interest Excesses on all Specially Serviced
Mortgage Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the special servicer as additional servicing compensation.

     In the case of any mortgage loan that provides for a Due Date (including applicable grace periods) that occurs after the Determination Date occurring in the month of such Due Date, the master servicer will be required to remit to the trustee (for inclusion in the Available Distribution Amount for the distributions occurring in such month) any Principal Prepayments and Balloon
Payments that are received by the master servicer (from the borrower or the primary servicer) after the Determination Date but on or before the third business day prior to the related Distribution Date.

OPTIONAL TERMINATION

     The holders of a majority of the controlling class, the master servicer, the special servicer and the holder of the majority interest in the Class R-I
Certificates, in that order, will have the option to purchase, in whole but not in part, the mortgage loans and any other property remaining in the trust on any
Distribution Date on or after the Distribution Date on which the aggregate principal balance of the mortgage loans is less than or equal to 1% of the
Initial Pool Balance.

     The purchase price for any such purchase will be 100% of the aggregate unpaid principal balances of the mortgage loans, other than any mortgage loans as to which the master servicer has determined that all payments or recoveries with respect to such mortgage loans have been made, plus accrued and unpaid interest at the mortgage rate--or the mortgage rate less the Master Servicing
Fee Rate if the master servicer is the purchaser--to the Due Date for each mortgage loan ending in the Collection Period with respect to which such purchase occurs, plus unreimbursed Advances, with interest thereon at the
Advance Rate, and the fair market value of any other property remaining in the trust. The optional termination of the trust must be conducted so as to constitute a "qualified liquidation" of each REMIC under Section 860F of the
Code.

     Upon any such termination, the purchase price for the mortgage loans and the other property in the trust will be applied to pay accrued and unpaid interest on and reduce the Certificate Balance of all outstanding Classes to zero in the manner provided under "Description of the Offered
Certificates--Distributions--Application of the Available Distribution Amount"
in this prospectus supplement. Notice of any optional termination must be mailed by the paying agent on behalf of trustee to the Certificateholders and the
Rating Agencies upon the receipt of written notice of such optional termination by the trustee and the paying agent.

     ANY SUCH TERMINATION WILL HAVE AN ADVERSE EFFECT ON THE YIELD OF ANY
OUTSTANDING OFFERED CERTIFICATES PURCHASED AT A PREMIUM. SEE "YIELD, PREPAYMENT
AND MATURITY CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT.

ADVANCES

P&I Advances

     On the business day prior to each Distribution Date, the master servicer will be obligated to make a P&I Advance in respect of each mortgage loan, subject to the following paragraph, but only to the extent that the master servicer or the special servicer has not determined, in its sole discretion, exercised in good faith, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including Insurance Proceeds and Liquidation Proceeds, in respect of the related mortgage loan, and only until such mortgage loan has been liquidated; provided, however, that the amount of any P&I Advance required

                                      S-85

to be advanced by the master servicer with respect to interest on such a mortgage loan as to which there has been an Appraisal Reduction will be an amount equal to the product of:

o    the amount of interest required to be advanced by the master servicer without giving effect to this sentence; and

o    a fraction, the numerator of which is the Scheduled Principal Balance of such mortgage loan as of the immediately preceding Determination Date less any Appraisal Reduction in effect with respect to such mortgage loan (or, in the case of a Non-Serviced Mortgage Loan or Serviced Pari Passu Mortgage
     Loan, the portion of the Appraisal Reduction that is allocable to such
     Non-Serviced Mortgage Loan or Serviced Pari Passu Mortgage Loan, as
     applicable) and the denominator of which is the Scheduled Principal Balance of the mortgage loan as of such Determination Date.

     In addition, the master servicer will not in any event be required to (i)
advance prepayment or yield maintenance premiums, Excess Interest or default interest, if any, or (ii) make any P&I Advances on any B Note, any Non-Serviced
Companion Mortgage Loans or any Serviced Companion Mortgage Loan.

     With respect to any mortgage loan that is delinquent in respect of its
Balloon Payment, including any REO Property as to which the related mortgage loan provided for a Balloon Payment, P&I Advances will be required in an amount equal to the Assumed Scheduled Payment, less the related Master Servicing Fee, the Excess Servicing Fee, the Primary Servicing Fee and any other servicing fees payable from such Assumed Scheduled Payment, subject to the same conditions and limitations, as described above, that apply to P&I Advances of other Scheduled
Payments.

     The master servicer will be entitled to interest on P&I Advances, which interest will accrue at the Advance Rate. This interest and any interest on other Advances, including interest on servicing advances made by the applicable
Non-Serviced Mortgage Loan Master Servicer in respect of the related
Non-Serviced Mortgage Loan, will result in a reduction in amounts payable on the certificates, to the extent that interest is not otherwise offset in accordance with the Pooling and Servicing Agreement and any related Non-Serviced Mortgage
Loan Pooling and Servicing Agreement.

     P&I Advances and interest accrued thereon at the Advance Rate will be reimbursable or payable from recoveries on the related mortgage loans and, to the extent the master servicer or the special servicer determines in its sole discretion, exercised in good faith, that a P&I Advance will not be ultimately recoverable from related recoveries, from funds on deposit in the Certificate
Account and Distribution Account as described under "--Reimbursement of
Advances" below. In no event will the master servicer be required to make aggregate P&I Advances with respect to any mortgage loan which, when including the amount of interest accrued on such advances at the Advance Rate, equals an amount greater than the Scheduled Principal Balance plus all overdue amounts on such mortgage loan.

     Subject to certain exceptions, the right of the master servicer to reimbursement or payment out of recoveries will be prior to the right of the
Certificateholders to receive any amounts recovered with respect to any mortgage loan. If the master servicer fails to make a required P&I Advance, the trustee is required to make such P&I Advance, and if the trustee fails to make a required P&I Advance, the fiscal agent is required to make such P&I Advance, each subject to the same limitations, and with the same rights, as described above for the master servicer.

     Notwithstanding the foregoing, with respect to any Non-Serviced Mortgage
Loan, the master servicer, the trustee and fiscal agent will be required to rely on the determination of any master servicer, trustee or fiscal agent for the securitization of any related Non-Serviced Companion Mortgage Loan that a particular advance with respect to principal or interest and relating to such other securitization is, or would if made be, ultimately nonrecoverable from collections on such Non-Serviced Mortgage Loan Group. The securitization documents for a Non-Serviced Companion Mortgage Loan may provide for a nonrecoverability determination that differs from the basis for determining nonrecoverability of P&I Advances on the mortgage loans by the master servicer.
Because of the foregoing, P&I Advances with respect to any Non-Serviced Mortgage
Loans as to which advancing is provided for under the Pooling and Servicing
Agreement could terminate earlier than would have been the case if such determination were made solely pursuant to the Pooling and Servicing Agreement.

                                      S-86

Servicing Advances

     Servicing Advances, in all cases, will be reimbursable as described below.
The master servicer will be permitted to pay, or to direct the payment of, certain servicing expenses directly out of the Certificate Account or
Distribution Account and under certain circumstances without regard to the relationship between the expense and the funds from which it is being paid.

     With respect to the mortgaged properties securing the mortgage loans, the master servicer will be obligated to make, and the special servicer may make,
Servicing Advances for, among other things, real estate taxes and insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates and not paid by the related borrower, on a timely basis and for collection or foreclosure costs, including reasonable attorneys fees. With respect to REO Properties, the master servicer will be obligated to make, and the special servicer may make, Servicing Advances, if necessary and to the extent that funds from the operation of the related REO Property are unavailable to pay any amounts due and payable, for:

o    insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates;

o    items such as real estate taxes and assessments in respect of such REO
     Property that may result in the imposition of a lien;

o    any ground rents in respect of such REO Property; and

o    other costs and expenses necessary to maintain, manage or operate such REO
     Property.

     Notwithstanding the foregoing, the master servicer will be obligated to make such Servicing Advances only to the extent that the master servicer or the special servicer has not determined, as described below, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including Insurance Proceeds, Condemnation
Proceeds, Liquidation Proceeds or proceeds of mortgage loan repurchases (or from any other collections), in respect of such mortgage loan or REO Property.

     The master servicer and the special servicer may incur certain costs and expenses in connection with the servicing of a mortgage loan, any Serviced
Companion Mortgage Loan, any B Note or the administration of REO Property.
Servicing Advances, including interest accrued thereon at the Advance Rate, will be reimbursable from recoveries or collections on the related mortgage loan
(and, if applicable, the related Serviced Companion Mortgage Loan or B Note) or
REO Property. However, if the master servicer or the special servicer, as applicable, determines, as described below, that any Servicing Advance previously made, and accrued interest thereon at the Advance Rate, will not be ultimately recoverable from such related recoveries, such advances will generally be reimbursable from amounts on deposit in the Certificate Account or
Distribution Account as described under "--Reimbursement of Advances" below. If the master servicer fails to make a required Servicing Advance, the trustee is required to make such Servicing Advance, and if the trustee fails to make a required Servicing Advance, the fiscal agent is required to make such Servicing
Advance, each subject to the same limitations, and with the same rights, as described above for the master servicer.

     In general, none of the master servicer, the special servicer, the trustee or the fiscal agent will be required to make any Servicing Advances with respect to any Non-Serviced Mortgage Loan under the Pooling and Servicing Agreement.
Those advances will be made by the applicable Non-Serviced Mortgage Loan Master
Servicer, the applicable Non-Serviced Mortgage Loan Special Servicer and/or
another party under the related Non-Serviced Mortgage Loan Pooling and Servicing
Agreement on generally the same terms and conditions as are applicable under the
Pooling and Servicing Agreement. If any Servicing Advances are made with respect to any Non-Serviced Mortgage Loan Group under the related Non-Serviced Mortgage
Loan Pooling and Servicing Agreement, the party making that advance will be entitled to be reimbursed with interest thereon.

                                      S-87

Reimbursement of Advances

     Any monthly P&I Advance or Servicing Advance (in either case, with interest) that has been determined to be nonrecoverable from the particular mortgage loan to which it relates will be reimbursable from the Certificate
Account in the collection period in which the nonrecoverability determination is made. Any reimbursement of nonrecoverable advances will be made first from amounts in the Certificate Account that are allocable to principal received with respect to the mortgage pool during the collection period in which the reimbursement is made, prior to reimbursement from other collections (including interest) received during that collection period (and similarly, in subsequent periods, from principal first and then from other collections). If interest on the mortgage loans is used to reimburse such nonrecoverable advances, then the party entitled to such reimbursement has agreed to notify the rating agencies at least fifteen (15) days prior to such use, unless circumstances exist which are extraordinary in the sole discretion of such party. If the amount in the
Certificate Account allocable to principal received with respect to the mortgage loans is insufficient to fully reimburse the party entitled to reimbursement, then such party may elect at its sole option to defer reimbursement of the portion that exceeds such amount allocable to principal (in which case interest will continue to accrue on the unreimbursed portion of the advance). If a monthly P&I Advance or Servicing Advance is made with respect to a mortgage loan after a default thereon and the mortgage loan is thereafter worked out under terms that do not provide for the repayment of those advances (together with interest thereon) in full at the time of the workout (but such amounts become an obligation of the borrower to be paid in the future), then such advance
(together with interest thereon), unless determined to be nonrecoverable, will be reimbursable only from amounts in the Certificate Account that represent principal on the mortgage loans (net of any principal used to reimburse any nonrecoverable advance (together with interest thereon)). To the extent that the reimbursement is made from principal, the Principal Distribution Amount otherwise payable on the certificates on the related distribution date will be reduced and, in the case of reimbursement of nonrecoverable advances (or interest thereon), a Realized Loss will be allocated (in reverse sequential order in accordance with the loss allocation rules described above under
"--Distributions--Subordination; Allocation of Losses and Certain Expenses") to
reduce the total principal balance of the certificates on that distribution date. Any provision in the Pooling and Servicing Agreement for any Servicing
Advance or P&I Advance by the master servicer, the special servicer, the trustee or the fiscal agent is intended solely to provide liquidity for the benefit of the Certificateholders and not as credit support or otherwise to impose on any such person or entity the risk of loss with respect to one or more of the mortgage loans.

Nonrecoverable Advances

     The determination that any P&I Advance or Servicing Advance, previously made or proposed to be made, would not be recoverable will be made in the sole discretion of the master servicer or special servicer, as applicable (subject to the reliance on the determination of nonrecoverability in respect of
Non-Serviced Mortgage Loans described above), exercising good faith, and is required to be accompanied by an officer's certificate delivered to the trustee, the special servicer or the master servicer (as applicable), the operating adviser, the Rating Agencies, the paying agent and us (and the holders of the
Serviced Companion Mortgage Loan if the Servicing Advance relates to a Loan
Pair) and setting forth the reasons for such determination, with copies of appraisals or internal valuations, if any, or other information that supports such determination. The master servicer's or special servicer's determination of nonrecoverability will be conclusive and binding upon the Certificateholders, the trustee and the fiscal agent. The trustee and the fiscal agent will be entitled to rely conclusively on any determination by the master servicer or special servicer of nonrecoverability with respect to such Advance and will have no obligation, but will be entitled, to make a separate determination of recoverability.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

Paying Agent Reports

     Based solely on information provided in monthly reports prepared by the master servicer and the special servicer and delivered to the trustee and the paying agent, the paying agent will be required to provide or make available to each Certificateholder on each Distribution Date:

                                      S-88

     (a) A statement (in the form of Appendix V) setting forth, to the extent applicable:

         (i)     the amount, if any, of such distributions to the holders of each class of Principal Balance Certificates applied to reduce the aggregate Certificate Balance of such class;

         (ii)    the amount of such distribution to holders of each class of certificates allocable to (A) interest and (B) Prepayment
                 Premiums or Yield Maintenance Charges;

         (iii)   the number of outstanding mortgage loans and the aggregate principal balance and Scheduled Principal Balance of the
                 mortgage loans at the close of business on the related
                 Determination Date;

         (iv)    the number and aggregate Scheduled Principal Balance of
                 mortgage loans:

                 (A) delinquent 30 to 59 days,

                 (B) delinquent 60 to 89 days,

                 (C) delinquent 90 days or more,

                 (D) as to which foreclosure proceedings have been commenced, or

                 (E) as to which bankruptcy proceedings have been commenced;

         (v)     with respect to any REO Property included in the trust, the principal balance of the related mortgage loan as of the date of acquisition of the REO Property and the Scheduled Principal
                 Balance of the mortgage loan;

         (vi)    as of the related Determination Date:

                 (A) as to any REO Property sold during the related Collection
                    Period, the date of the related determination by the special servicer that it has recovered all payments which it expects to be finally recoverable and the amount of the proceeds of such sale deposited into the Certificate Account, and

                 (B) the aggregate amount of other revenues collected by the special servicer with respect to each REO Property during
                    the related Collection Period and credited to the
                    Certificate Account, in each case identifying such REO
                    Property by the loan number of the related mortgage loan;

         (vii)   the aggregate Certificate Balance or Notional Amount of each class of certificates before and after giving effect to the distribution made on such Distribution Date;

         (viii)  the aggregate amount of Principal Prepayments made during the related Collection Period;

         (ix)    the Pass-Through Rate applicable to each class of certificates for such Distribution Date;

         (x)     the aggregate amount of servicing fees paid to the master
                 servicer, the Primary Servicer and the special servicer and the holders of the rights to Excess Servicing Fees;

         (xi)    the amount of Unpaid Interest, Realized Losses or Expense
                 Losses, if any, incurred with respect to the mortgage loans, including a break out by type of such Expense Losses on an aggregate basis;

                                      S-89

         (xii)   the aggregate amount of Servicing Advances and P&I Advances outstanding, separately stated, that have been made by the master servicer, the special servicer, the trustee and the fiscal agent and the aggregate amount of Servicing Advances and
                 P&I Advances made by the applicable Non-Serviced Mortgage Loan
                 Master Servicer in respect of the Non-Serviced Mortgage Loans;

         (xiii)  the amount of any Appraisal Reductions effected during the related Collection Period on a loan-by-loan basis and the total
                 Appraisal Reductions in effect as of such Distribution Date;
                 and

         (xiv)   such other information and in such form as will be specified in the Pooling and Servicing Agreement.

     (b) A report containing information regarding the mortgage loans as of the end of the related Collection Period, which report will contain substantially the categories of information regarding the mortgage loans presented in Appendix I and will be presented in a tabular format substantially similar to the format utilized in Appendix I.

     The reports described in clauses (a) and (b) above may be combined into one report for purposes of dissemination.

     In the case of information furnished pursuant to subclauses (a)(i), (a)(ii)
and (a)(xi) above, the amounts shall be expressed as a dollar amount per $1,000 of original actual principal amount of the certificates for all certificates of each applicable Class.

     The paying agent will make the foregoing reports and certain other information available each month to any interested party via the paying agent's website, which shall initially be located at www.ctslink.com/cmbs. In addition, the paying agent will also make certain other additional reports available via the paying agent's website on a restricted basis to the Depositor and its designees, including the Financial Market Publishers, the Rating Agencies, the
parties to the Pooling and Servicing Agreement, the Underwriters,
Certificateholders and any prospective investors or beneficial owners of certificates who provide the paying agent with an investor certification in the form attached to the pooling and servicing agreement (which form may be submitted electronically via the paying agent's website). For assistance with the paying agent's website, investors may call 301-815-6600. The trustee and the paying agent will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. In addition, the trustee and the paying agent may disclaim responsibility for any information of which it is not the original source.

     In connection with providing access to the paying agent's website, the paying agent may require registration and the acceptance of a disclaimer. The trustee and the paying agent will not be liable for the dissemination of information in accordance with the Pooling and Servicing Agreement.

     On an annual basis, the master servicer is required to deliver the Annual
Report to the trustee and the paying agent, which will make such report available as described above to the Underwriters, the Certificateholders, the
Depositor and anyone the Depositor or any Underwriter reasonably designates, the special servicer, and the Rating Agencies.

     The paying agent shall make available at its corporate trust offices
(either in physical or electronic form), during normal business hours, upon reasonable advance written notice for review by any certificateholder, any certificate owner, any prospective investor, the Underwriters, each Rating
Agency, the special servicer, the Depositor and the holder of any Serviced
Companion Mortgage Loan, originals or copies of, among other things, the following items: (i) the most recent property inspection reports in the possession of the paying agent in respect of each mortgaged property and REO
Property, (ii) the most recent mortgaged property/REO Property annual operating statement and rent roll, if any, collected or otherwise obtained by or on behalf of the master servicer or the special servicer and delivered to the paying agent, (iii) any Phase I environmental report or engineering report prepared or appraisals performed in respect of each mortgaged property; provided, however, that the paying agent shall be

                                      S-90

permitted to require payment by the requesting party (other than either Rating
Agency or the Operating Adviser) of a sum sufficient to cover the reasonable expenses actually incurred by the paying agent of providing access or copies
(including electronic or digital copies) of any such information reasonably requested in accordance with the preceding sentence.

Other Information

     The Pooling and Servicing Agreement generally requires that the paying agent or, with respect to the mortgage loan files, the trustee make available, at their respective corporate trust offices or at such other office as they may reasonably designate, during normal business hours, upon reasonable advance notice for review by any Certificateholder, the holder of a B Note, the holder of any Serviced Companion Mortgage Loan, each Rating Agency or the Depositor, originals or copies of, among other things, the following items, except to the extent not permitted by applicable law or under any of the mortgage loan documents:

o    the Pooling and Servicing Agreement and any amendments to it;

o    all reports or statements delivered to holders of the relevant class of certificates since the Closing Date;

o    all officer's certificates delivered to the paying agent since the Closing
     Date;

o    all accountants' reports delivered to the paying agent since the Closing
     Date;

o    the mortgage loan files;

o    any and all modifications, waivers and amendments of the terms of a mortgage loan entered into by the master servicer and/or the special servicer; and

o    any and all officer's certificates and other evidence delivered to the paying agent to support the master servicer's determination that any
     Advance was not or, if made, would not be, recoverable.

     Copies of any and all of the foregoing items and any servicer reports will be available from the paying agent (or, with respect to the mortgage loan files, the trustee) upon request; however, the paying agent or trustee will be permitted to require the requesting party to pay a sum sufficient to cover the reasonable costs and expenses of providing such copies (except that such items will be furnished to the Operating Adviser without charge if such request is not excessive in the judgment of the paying agent or the trustee, as applicable).
Recipients of such information will generally be required to acknowledge that such information may be used only in connection with an evaluation of the certificates by such recipient.

Book-Entry Certificates

     Until such time, if any, as definitive certificates are issued in respect of the offered certificates, the foregoing information and access will be available to the related Certificate Owners only to the extent it is forwarded by, or otherwise available through, DTC and its Participants or otherwise made available publicly by the paying agent. The manner in which notices and other communications are conveyed by DTC to its Participants, and by such Participants to the Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     The master servicer, the special servicer, the paying agent and the
Depositor are required to recognize as Certificateholders only those persons in whose names the certificates are registered with the certificate registrar as of the related Record Date; however, any Certificate Owner that has delivered to the certificate registrar a written certification, in the form prescribed by the
Pooling and Servicing Agreement, regarding such Certificate Owner's beneficial ownership of offered certificates will be recognized as a Certificateholder for purposes of obtaining the foregoing information and access.

                                      S-91

EXAMPLE OF DISTRIBUTIONS

     The following chart sets forth an example of distributions on the certificates as if the certificates had been issued in July 2005:



                 The close of business on

                 July 1 (except as described herein)     (A)      Cut-off Date.
                 July 29                                 (B)      Record Date for all Classes of Certificates.
                 July 2 - August 5                       (C)      The Collection Period.  The master servicer
                                                                  receives Scheduled Payments due after the
                                                                  Cut-off Date and any Principal Prepayments made
                                                                  after the Cut-off Date and on or prior to August 5.
                 August 5                                (D)      Determination Date.
                 August 11                               (E)      Master Servicer Remittance Date.
                 August 12                               (F)      Distribution Date.


     Succeeding monthly periods follow the pattern of (B) through (F) above
(except as described below).

     (A) The outstanding principal balance of the mortgage loans will be the aggregate outstanding principal balance of the mortgage loans at the close of business on the Cut-off Date, after deducting principal payments due on or before such date, whether or not received. Principal payments due on or before such date, and the accompanying interest payments, are not part of the trust.

     (B) Distributions on the next Distribution Date will be made to those persons that are Certificateholders of record on this date. Each subsequent
Record Date will be the last business day of the month preceding the month in which the related Distribution Date occurs.

     (C) Any Scheduled Payments due and collected and Principal Prepayments collected, after the Cut-off Date and on or prior to August 5, 2005 will be deposited in the Certificate Account. Each subsequent Collection Period will begin on the day after the Determination Date in the month preceding the month of each Distribution Date and will end on the Determination Date in the month in which the Distribution Date occurs. In the case of certain mortgage loans identified in a schedule to the Pooling and Servicing Agreement as to which the
Scheduled Payment is due on a Due Date that may occur after, but in the same calendar month as, the last day of a given Collection Period, certain payments that are either received before the Distribution Date or advanced in respect of such Scheduled Payment (or, if applicable, Assumed Scheduled Payment) will, to the extent provided in the Pooling and Servicing Agreement, be deemed to be included in that Collection Period.

     (D) As of the close of business on the Determination Date, the master servicer will have determined the amounts of principal and interest that will be remitted with respect to the related Collection Period.

     (E) The master servicer will remit to the paying agent no later than the business day prior to the related Distribution Date all amounts held by the master servicer, and any P&I Advances required to be made by the master servicer, that together constitute the Available Distribution Amount for such
Distribution Date.

     (F) The paying agent will make distributions to Certificateholders on the
12th day of each month or, if such day is not a business day, the next succeeding business day.

                                      S-92

THE TRUSTEE AND THE FISCAL AGENT

The Trustee

     LaSalle Bank National Association will act as the trustee. LaSalle Bank
National Association is a subsidiary of the fiscal agent. The trustee, is at all times required to be, and will be required to resign if it fails to be, (i) an institution insured by the FDIC, (ii) a corporation, national bank or national banking association, organized and doing business under the laws of the United
States of America or any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and
(iii) an institution whose short-term debt obligations are at all times rated not less than "A-1" by S&P and whose long-term senior unsecured debt, or that of its fiscal agent, if applicable, is rated not less than "AA-" by Fitch (or "A+"
by Fitch if such institution's short-term debt obligations are rated at least
"F-1" by Fitch) and "A+" by S&P, provided that, if the fiscal agent is rated at least "AA-" by Fitch (or "A+" by Fitch if the fiscal agent also has a short-term rating of at least "F-1" from Fitch) and "AA-" by S&P (or "A+" by S&P if such institution's short-term debt obligations are rated at least "A-1" by S&P), then the trustee must be rated not less than "A-" by Fitch and "A-" by S&P, or otherwise acceptable to the Rating Agencies as evidenced by a confirmation from each Rating Agency that such trustee will not cause a downgrade, withdrawal or qualification of the then current ratings of any class of certificates. The corporate trust office of the trustee responsible for administration of the trust is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois
60603, Attention: Global Securitization Trust Services Group--Morgan Stanley
Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series
2005-TOP19. As of March 31, 2005, the trustee had assets of approximately $67.7 billion. See "Description of the Pooling and Servicing Agreements--Duties of the
Trustee", "Description of the Pooling and Servicing Agreements--Regarding the
Fees, Indemnities and Powers of the Trustee" and "Description of the Pooling and
Servicing Agreements--Resignation and Removal of the Trustee" in the prospectus.

The Fiscal Agent

     ABN AMRO Bank N.V., a Netherlands banking corporation and the indirect corporate parent of the trustee will act as fiscal agent for the trust and will be obligated to make any Advance required to be made, and not made, by the master servicer and the trustee under the Pooling and Servicing Agreement, provided that the fiscal agent will not be obligated to make any Advance that it deems to be a nonrecoverable advance. The fiscal agent will be entitled -- but not obligated -- to rely conclusively on any determination by the master servicer, the special servicer -- solely in the case of Servicing Advances -- or the trustee that an Advance, if made, would be a nonrecoverable advance. The fiscal agent will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as, but prior to, the master servicer and the trustee. See "--Advances" above. The fiscal agent will be entitled to various rights, protections and indemnities similar to those afforded the trustee. The trustee will be responsible for payment of the compensation of the fiscal agent. As of March 31, 2005, the fiscal agent had consolidated assets of approximately $973.2 billion. The long-term unsecured debt of ABN AMRO Bank N.V.
is rated "AA-" by Fitch and "AA-" by S&P. In the event that LaSalle Bank
National Association shall, for any reason, cease to act as trustee under the
Pooling and Servicing Agreement, ABN AMRO Bank N.V. likewise shall no longer serve in the capacity of fiscal agent under the Pooling and Servicing Agreement.

THE PAYING AGENT, CERTIFICATE REGISTRAR AND AUTHENTICATING AGENT

     Wells Fargo Bank, National Association ("Wells Fargo") will serve as the paying agent (in such capacity, the "paying agent"). In addition, Wells Fargo will serve as registrar (in such capacity, the "certificate registrar") for purposes of recording and otherwise providing for the registration of the offered certificates and of transfers and exchanges of the definitive certificates, if issued, and as authenticating agent of the certificates (in such capacity, the "authenticating agent"). Wells Fargo maintains an office at
Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0113 for
certificate transfers and exchanges and an office at 9062 Old Annapolis Road,
Columbia, Maryland 21045 for securities administration purposes. Wells Fargo is also the master servicer. As compensation for the performance of its duties as paying agent, certificate registrar and authenticating agent, Wells Fargo will be paid a portion of the monthly Trustee Fee as set forth in the Pooling and
Servicing Agreement.

                                      S-93

     The trustee, the fiscal agent, the certificate registrar and the paying agent and each of their respective directors, officers, employees, agents and controlling persons will be entitled to indemnification from the trust against any loss, liability or expense incurred in connection with any legal action incurred without negligence or willful misconduct on their respective parts, arising out of, or in connection with the Pooling and Servicing Agreement and the certificates.

EXPECTED FINAL DISTRIBUTION DATE; RATED FINAL DISTRIBUTION
DATE

         The Expected Final Distribution Date for each class of certificates presented under "Summary of Prospectus Supplement--Expected Final Distribution
Dates" in this prospectus supplement is the date on which such Class is expected to be paid in full, assuming timely payments and no Principal Prepayments (other than payments with respect to ARD Loans on their Anticipated Repayment Dates)
will be made on the mortgage loans in accordance with their terms and otherwise based on the Structuring Assumptions.

     The Rated Final Distribution Date of each class of certificates is the
Distribution Date in June 2047.

     The ratings assigned by the Rating Agencies to each class of Principal
Balance Certificates reflects an assessment of the likelihood that the
Certificateholders of such Class will receive, on or before the Rated Final
Distribution Date, all principal distributions to which they are entitled.

AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT

     The Pooling and Servicing Agreement may be amended from time to time by the parties to the Pooling and Servicing Agreement, without notice to or the consent of any of the Holders, to do the following:

o    to cure any ambiguity;

o    to cause the provisions in the Pooling and Servicing Agreement to conform to or be consistent with or in furtherance of the statements made with respect to the certificates, the trust or the Pooling and Servicing
     Agreement in this prospectus supplement, the accompanying prospectus or the memorandum under which certain of the Subordinate Certificates are being offered, or to correct or supplement any provision which may be inconsistent with any other provisions;

o    to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to maintain the status of each REMIC (or the grantor trust created from the related portion of the trust) for the purposes of federal income tax law (or comparable provisions of state income tax law);

o    to make any other provisions with respect to matters or questions arising under or with respect to the Pooling and Servicing Agreement not inconsistent with the provisions therein;

o    to modify, add to or eliminate the provisions in the Pooling and Servicing
     Agreement relating to transfers of residual certificates;

o    to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to list the certificates on a stock exchange, including, without limitation, the appointment of one or more sub-paying agents and the requirement that certain information be delivered to such sub-paying agents;

o    to modify the provisions relating to the timing of reimbursements of
     Servicing Advances or P&I Advances in order to conform them to the commercial mortgage-backed securities industry standard for such provisions; or

o    any other amendment which does not adversely affect in any material respect the interests of any Certificateholder (unless such Certificateholder consents).

                                      S-94

     No such amendment effected pursuant to the first, second or fourth bullet above may (A) adversely affect in any material respect the interests of any
Certificateholder not consenting to such amendment without the consent of 100%
of the Certificateholders (if adversely affected) or (B) adversely affect the status of any REMIC (or the grantor trust created from the related portion of the trust). In addition, no amendment to the Pooling and Servicing Agreement that is materially adverse to the interests of the holder of the Oak Tree
Village Apartments B Note may be effected unless the holder of the Oak Tree
Village Apartments B Note provides written consent to such amendment. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the trustee may require an opinion of counsel.

     The Pooling and Servicing Agreement may also be amended from time to time by the agreement of the parties to the Pooling and Servicing Agreement (without the consent of the Certificateholders) and with the written confirmation of the
Rating Agencies that such amendment would not cause the ratings on any class of certificates to be qualified, withdrawn or downgraded; provided, however, that such amendment may not effect any of the items set forth in the bullet points contained in the next succeeding paragraph. The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement may also be amended from time to time by the parties with the consent of the Holders of not less than 51% of the aggregate certificate balance of the certificates then outstanding (as calculated under the Pooling and Servicing Agreement), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders or such holders; provided that no such amendment may:

o    reduce in any manner the amount of, or delay the timing of the distributions required to be made on any certificate without the consent of the Holder of such certificate;

o    reduce the aforesaid percentages of aggregate certificate percentage or certificate balance, the Holders of which are required to consent to any such amendment without the consent of all the Holders of each class of certificates affected thereby;

o    eliminate the master servicer's, the trustee's or the fiscal agent's obligation to advance or alter the Servicing Standard except as may be necessary or desirable to comply with Sections 860A through 860G of the
     Code and related Treasury Regulations and rulings promulgated under the
     Code; or

o    adversely affect the status of any REMIC for federal income tax purposes without the consent of 100% of the Certificateholders (including the Class
     R-I, Class R-II and Class R-III Certificateholders) or adversely affect the status of the grantor trust created from the related portion of the trust, without the consent of 100% of the holders of the Class P Certificates. The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and
     Servicing Agreement.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

     The yield to maturity on the offered certificates will be affected by the price paid by the Certificateholder, the related Pass-Through Rates and the rate, timing and amount of distributions on such offered certificates. The rate, timing and amount of distributions on any such certificate will in turn depend on, among other things:

o    the Pass-Through Rate for such certificate;

o    the rate and timing of principal payments, including Principal Prepayments, and other principal collections on the mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with
     Material Breaches of representations and warranties and Material Document
     Defects or the exercise of a purchase option by a holder of a subordinate note or a mezzanine loan) and the extent to which such amounts are to be applied in reduction of the Certificate Balance or Notional Amount of such certificate;

                                      S-95

o    the rate, timing and severity of Realized Losses and Expense Losses and the extent to which such losses and expenses are allocable in reduction of the
     Certificate Balance or Notional Amount of such certificate or in reduction of amounts distributable thereon;

o    the rate and timing of any reimbursement of the Master Servicer, the
     Special Servicer, the Trustee or the Fiscal Agent, as applicable, out of the Certificate Account of nonrecoverable advances or advances remaining unreimbursed on a modified mortgage loan on the date of such modification;
     and

o    the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocable in reduction of the
     Distributable Certificate Interest Amount payable on such certificate.

PASS-THROUGH RATES

     The interest rates on one or more classes of certificates may be based on a weighted average of the mortgage loan interest rates net of the Administrative
Cost Rate, which is calculated based upon the respective principal balances of the mortgage loans. In addition, the interest rate on one or more classes of certificates may be capped at such weighted average rate. Accordingly, the yield on those classes of certificates may be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary and involuntary prepayments and any unscheduled collections of principal and/or any experience of Realized Losses as a result of liquidations of mortgage loans. In general, the effect of any such changes on such yields and
Pass-Through Rates for such certificates will be particularly adverse to the extent that mortgage loans with relatively higher mortgage rates experience faster rates of such scheduled amortization, voluntary prepayments and unscheduled collections or Realized Losses than mortgage loans with relatively lower mortgage rates.

RATE AND TIMING OF PRINCIPAL PAYMENTS

     The yield to maturity on the Class X-1 Certificates (and to a lesser extent, the Class X-2 Certificates) will be extremely sensitive to, and the yield to maturity on any class of offered certificates purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the aggregate Certificate Balance or Notional Amount of such class of certificates. As described herein, the Principal Distribution Amount for each
Distribution Date will be distributable entirely in respect of the Class A
Senior Certificates until their Certificate Balance is reduced to zero, and will thereafter be distributable entirely in respect of each other class of Principal
Balance Certificates, in descending alphabetical order of Class designation, in each case until the aggregate Certificate Balance of such class of certificates is, in turn, reduced to zero. Consequently, the rate and timing of principal payments that are distributed or otherwise result in reduction of the aggregate
Certificate Balance of each class of offered certificates will be directly related to the rate and timing of principal payments on or in respect of the mortgage loans, which will in turn be affected by the amortization schedules of such mortgage loans, the dates on which Balloon Payments are due, any extension of maturity dates by the master servicer or the special servicer, the rate and timing of any reimbursement of the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, out of the Certificate Account of nonrecoverable advances or advances remaining unreimbursed on a modified mortgage loan on the date of such modification (together with interest on such advances), and the rate and timing of Principal Prepayments and other unscheduled collections thereon, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged properties, repurchases as a result of a seller's breach of representations and warranties or material defects in a mortgage loan's documentation and other purchases of mortgage loans out of the trust.

     Although the borrower under an ARD Loan may have incentives to prepay the
ARD Loan on its Anticipated Repayment Date, there is no assurance that the borrower will choose to or will be able to prepay an ARD Loan on its Anticipated
Repayment Date. The failure of the borrower to prepay an ARD Loan on its
Anticipated Repayment Date will not be an event of default under the terms of that mortgage loan. However, the Pooling and Servicing Agreement will require action to be taken to enforce the trust's right to apply excess cash flow generated by the mortgaged property to the payment of principal in accordance with the terms of the ARD Loan documents.

                                      S-96

     Prepayments and, assuming the respective maturity dates therefor have not occurred, liquidations of the mortgage loans will result in distributions on the certificates of amounts that would otherwise be distributed over the remaining terms of the mortgage loans and will tend to shorten the weighted average lives of the Principal Balance Certificates. Any early termination of the trust as described herein under "Description of the Offered Certificates--Optional
Termination" will also shorten the weighted average lives of those certificates then outstanding. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans, and, accordingly, on the Principal Balance Certificates, while work-outs are negotiated or foreclosures are completed, and such delays will tend to lengthen the weighted average lives of those certificates. See
"Servicing of the Mortgage Loans--Mortgage Loan Modifications" in this prospectus supplement.

     The extent to which the yield to maturity of any offered certificate may vary from the anticipated yield will depend upon the degree to which such certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans in turn are distributed or otherwise result in a reduction of the aggregate Certificate Balance or Notional Amount of its Class. An investor should consider, in the case of any such certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield.

     In general, if an offered certificate is purchased at a discount or premium, the earlier a payment of principal on the mortgage loans is distributed or otherwise results in reduction of the Certificate Balance or Notional Amounts of the related Class, the greater will be the effect on the yield to maturity of such certificate. As a result, the effect on an investor's yield of principal payments on the mortgage loans occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period may not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. With respect to the Class A Senior, Class A-J, Class B,
Class C, Class D, Class E, Class F, Class G, Class H, Class X-1 and Class X-2
Certificates, the allocation of a portion of collected Prepayment Premiums or
Yield Maintenance Charges to the certificates as described herein is intended to mitigate those risks; however, such allocation, if any, may be insufficient to offset fully the adverse effects on yield that such prepayments may have. The
Prepayment Premium or Yield Maintenance Charge payable, if any, with respect to any mortgage loan, is required to be calculated as presented in "Appendix II -
Certain Characteristics of the Mortgage Loans."

     Because the rate of principal payments on the mortgage loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of Principal Prepayments in particular. We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the mortgage loans.

                    UNPAID DISTRIBUTABLE CERTIFICATE INTEREST

     If the portion of the Available Distribution Amount distributable in respect of interest on any class of certificates on any Distribution Date is less than the Distributable Certificate Interest Amount then payable for that
Class, the shortfall will be distributable to holders of the class of certificates on subsequent Distribution Dates, to the extent of the Available
Distribution Amount. Any such shortfall (which would not include interest shortfalls in connection with a principal prepayment accompanied by less than a full month's interest) will bear interest at the applicable Pass-Through Rate and may adversely affect the yield to maturity of the class of certificates for as long as it is outstanding.

LOSSES AND SHORTFALLS

     The yield to holders of the offered certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the mortgage loans. Realized Losses and Expense Losses will generally be applied in reverse sequential order, that is, first to the Class P
Certificates, and then to the other respective Classes of Principal Balance
Certificates, in ascending alphabetical order of Class designation -- from the
Class O Certificates to the Class B Certificates, then the Class A-J
Certificates, then pro rata among the Class A-1,

                                      S-97

Class A-2, Class A-3, Class A-AB and Class A-4 Certificates, provided that
Realized Losses and Expense Losses allocated to the Class A-4 Certificates will be applied first to the Class A-4B Certificates until reduced to zero and then to the Class A-4A Certificates until reduced to zero. As to each of such classes, Realized Losses and Expense Losses will reduce (i) first, the
Certificate Balance of such class until such Certificate Balance is reduced to zero (in the case of the Principal Balance Certificates); (ii) second, Unpaid
Interest owing to such class and (iii) third, Distributable Certificate Interest
Amounts owing to such class, provided, that such reductions shall be allocated among the Class A-1 Certificates, Class A-2 Certificates, Class A-3
Certificates, Class A-AB Certificates and Class A-4 Certificates, provided that such amounts allocated to the Class A-4 Certificates will be applied first to the Class A-4B Certificates until reduced to zero and then to the Class A-4A
Certificates until reduced to zero, and, as to their interest entitlements only, the Class X-1 Certificates and Class X-2 Certificates, pro rata, based upon their outstanding Certificate Balances or accrued interest, as the case may be.
Net Aggregate Prepayment Interest Shortfalls will be borne by the holders of each class of certificates, pro rata as described herein, in each case reducing interest otherwise payable thereon. Shortfalls arising from delinquencies and defaults, to the extent the master servicer determines that P&I Advances would be nonrecoverable, Appraisal Reductions, Expense Losses and Realized Losses
generally will result in, among other things, a shortfall in current or ultimate distributions to the most subordinate class of certificates outstanding.

RELEVANT FACTORS

     The rate and timing of principal payments and defaults and the severity of losses on the mortgage loans may be affected by a number of factors including, without limitation, payments of principal arising from repurchases of mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with breaches of representations and warranties and otherwise), prevailing interest rates, the terms of the mortgage loans--for example, provisions prohibiting Principal Prepayments for certain periods and/or requiring the payment of Prepayment Premiums or Yield Maintenance Charges, due-on-sale and due-on-encumbrance provisions, and amortization terms that require Balloon Payments--the demographics and relative economic vitality of the areas in which the mortgaged properties are located and the general supply and demand for rental units or comparable commercial space, as applicable, in such areas, the quality of management of the mortgaged properties, the servicing of the mortgage loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" in this prospectus supplement and "Risk Factors"
in the prospectus.

     The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage interest rate, the related borrower has an incentive to refinance its mortgage loan. A requirement that a prepayment be accompanied by a Prepayment Premium or
Yield Maintenance Charge may not provide a sufficient economic disincentive to deter a borrower from refinancing at a more favorable interest rate.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell or refinance mortgaged properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell mortgaged properties prior to the exhaustion of tax depreciation benefits.

     We make no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans, as to the relative importance of such factors, as to the percentage of the principal balance of the mortgage loans that will be prepaid or as to whether a default will have occurred as of any date or as to the overall rate of prepayment or default on the mortgage loans.

WEIGHTED AVERAGE LIFE

     Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of any Principal Balance
Certificate will be influenced by, among other things, the rate at which principal on the mortgage loans is paid or otherwise collected or advanced and applied to reduce the Certificate Balance of such certificate.

                                      S-98

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the Constant Prepayment Rate or CPR model. The CPR model represents an assumed constant rate of prepayment each month expressed as a percentage of the then outstanding principal balance of all of the mortgage loans, which are past their lockout, defeasance and yield maintenance periods.
We make no representation as to the appropriateness of using the CPR model for purposes of analyzing an investment in the offered certificates.

     The following tables indicate the percent of the initial Certificate
Balance of each class of offered certificates after each of the dates shown and the corresponding weighted average life of each such class of the certificates, if the Mortgage Pool were to prepay at the indicated levels of CPR, and sets forth the percentage of the initial Certificate Balance of such certificates that would be outstanding after each of the dates shown. The tables below have also been prepared generally on the basis of the Structuring Assumptions.

     The mortgage loans do not have all of the characteristics of the
Structuring Assumptions. To the extent that the mortgage loans have characteristics that differ from those assumed in preparing the tables, the
Classes of Certificates analyzed in the tables may mature earlier or later than indicated by the tables and therefore will have a corresponding decrease or increase in weighted average life. Additionally, mortgage loans generally do not prepay at any constant rate. Accordingly, it is highly unlikely that the mortgage loans will prepay in a manner consistent with the Structuring
Assumptions. Furthermore, it is unlikely that the mortgage loans will experience no defaults or losses. In addition, variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of initial Certificate Balances, and shorten or extend the weighted average lives, shown in the following tables. These variations may occur even if the average prepayment experience of the mortgage loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the mortgage loans may be expected to prepay.

     For the purposes of each table, the weighted average life of a certificate is determined by:

o    multiplying the amount of each reduction in the Certificate Balance thereon by the number of years from the date of issuance of the certificate to the related Distribution Date;

o    summing the results; and

o    dividing the sum by the aggregate amount of the reductions in the
     Certificate Balance of such certificate.

     The characteristics of the mortgage loans differ in substantial respects from those assumed in preparing the tables below, and the tables are presented for illustrative purposes only. In particular, it is unlikely that the Mortgage
Pool will not experience any defaults or losses, or that the Mortgage Pool or any mortgage loan will prepay at any constant rate. Therefore, there can be no assurance that the mortgage loans will prepay at any particular rate.

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-1 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                            0%          25%           50%          75%         100%
-----------------------------            ---------    --------       ------       ------       ------

Closing Date                               100%         100%          100%         100%         100%
July 2006                                   87%          87%           87%          87%          87%
July 2007                                   72%          72%           72%          72%          72%
July 2008                                   54%          54%           54%          54%          54%
July 2009                                   35%          35%           35%          35%          35%
July 2010                                    0%           0%            0%           0%           0%
Weighted average life (years)              2.99         2.99          2.99         2.99         2.98


                                      S-99

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-2 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                            0%          25%           50%          75%         100%
-----------------------------            ---------    --------       ------       ------       ------

Closing Date                               100%         100%          100%         100%         100%
July 2006                                  100%         100%          100%         100%         100%
July 2007                                  100%         100%          100%         100%         100%
July 2008                                  100%         100%          100%         100%         100%
July 2009                                  100%         100%          100%         100%         100%
July 2010                                    0%           0%            0%           0%           0%
Weighted average life (years)              4.81         4.80          4.80         4.79         4.69


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-3 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                            0%          25%           50%          75%         100%
-----------------------------            ---------    --------       ------       ------       ------

Closing Date                               100%         100%          100%         100%         100%
July 2006                                  100%         100%          100%         100%         100%
July 2007                                  100%         100%          100%         100%         100%
July 2008                                  100%         100%          100%         100%         100%
July 2009                                  100%         100%          100%         100%         100%
July 2010                                  100%         100%          100%         100%         100%
July 2011                                  100%          99%          98%           95%          59%
July 2012                                    0%           0%            0%           0%           0%
Weighted average life (years)              6.39         6.38          6.37         6.34         6.16


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-AB CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                            0%          25%           50%          75%         100%
-----------------------------            ---------    --------       ------       ------       ------

Closing Date                               100%         100%          100%         100%         100%
July 2006                                  100%         100%          100%         100%         100%
July 2007                                  100%         100%          100%         100%         100%
July 2008                                  100%         100%          100%         100%         100%
July 2009                                  100%         100%          100%         100%         100%
July 2010                                  100%         100%          100%         100%         100%
July 2011                                   79%          79%           79%          79%          79%
July 2012                                   56%          56%           56%          56%          56%
July 2013                                   33%          33%           33%          33%          33%
July 2014                                    9%           9%            8%           7%           0%
July 2015                                    0%           0%            0%           0%           0%
Weighted average life (years)              7.26         7.26          7.25         7.25         7.23


                                     S-100

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-4A CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                            0%          25%           50%          75%         100%
-----------------------------            ---------    --------       ------       ------       ------

Closing Date                               100%         100%          100%         100%         100%
July 2006                                  100%         100%          100%         100%         100%
July 2007                                  100%         100%          100%         100%         100%
July 2008                                  100%         100%          100%         100%         100%
July 2009                                  100%         100%          100%         100%         100%
July 2010                                  100%         100%          100%         100%         100%
July 2011                                  100%         100%          100%         100%         100%
July 2012                                  100%         100%          100%         100%         100%
July 2013                                  100%         100%          100%         100%         100%
July 2014                                  100%         100%          100%         100%         100%
July 2015                                    0%           0%            0%           0%           0%
Weighted average life (years)              9.78         9.77          9.75         9.73         9.58


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-4B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                            0%          25%           50%          75%         100%
-----------------------------            ---------    --------       ------       ------       ------

Closing Date                               100%         100%          100%         100%         100%
July 2006                                  100%         100%          100%         100%         100%
July 2007                                  100%         100%          100%         100%         100%
July 2008                                  100%         100%          100%         100%         100%
July 2009                                  100%         100%          100%         100%         100%
July 2010                                  100%         100%          100%         100%         100%
July 2011                                  100%         100%          100%         100%         100%
July 2012                                  100%         100%          100%         100%         100%
July 2013                                  100%         100%          100%         100%         100%
July 2014                                  100%         100%          100%         100%         100%
July 2015                                    0%           0%            0%           0%           0%
Weighted average life (years)              9.96         9.96          9.96         9.95         9.80


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-J CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                            0%          25%           50%          75%         100%
-----------------------------            ---------    --------       ------       ------       ------

Closing Date                               100%         100%          100%         100%         100%
July 2006                                  100%         100%          100%         100%         100%
July 2007                                  100%         100%          100%         100%         100%
July 2008                                  100%         100%          100%         100%         100%
July 2009                                  100%         100%          100%         100%         100%
July 2010                                  100%         100%          100%         100%         100%
July 2011                                  100%         100%          100%         100%         100%
July 2012                                  100%         100%          100%         100%         100%
July 2013                                  100%         100%          100%         100%         100%
July 2014                                  100%         100%          100%         100%         100%
July 2015                                    0%           0%            0%           0%           0%
Weighted average life (years)              9.96         9.96          9.96         9.96         9.87


                                     S-101

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                            0%          25%           50%          75%         100%
-----------------------------            ---------    --------       ------       ------       ------

Closing Date                               100%         100%          100%         100%         100%
July 2006                                  100%         100%          100%         100%         100%
July 2007                                  100%         100%          100%         100%         100%
July 2008                                  100%         100%          100%         100%         100%
July 2009                                  100%         100%          100%         100%         100%
July 2010                                  100%         100%          100%         100%         100%
July 2011                                  100%         100%          100%         100%         100%
July 2012                                  100%         100%          100%         100%         100%
July 2013                                  100%         100%          100%         100%         100%
July 2014                                  100%         100%          100%         100%         100%
July 2015                                   31%          31%           31%          31%          31%
July 2016                                    9%           9%            9%           9%           9%
July 2017                                    0%           0%            0%           0%           0%
Weighted average life (years)             10.19        10.19         10.19        10.19        10.14


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS C CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                            0%          25%           50%          75%         100%
-----------------------------            ---------    --------       ------       ------       ------

Closing Date                               100%         100%          100%         100%         100%
July 2006                                  100%         100%          100%         100%         100%
July 2007                                  100%         100%          100%         100%         100%
July 2008                                  100%         100%          100%         100%         100%
July 2009                                  100%         100%          100%         100%         100%
July 2010                                  100%         100%          100%         100%         100%
July 2011                                  100%         100%          100%         100%         100%
July 2012                                  100%         100%          100%         100%         100%
July 2013                                  100%         100%          100%         100%         100%
July 2014                                  100%         100%          100%         100%         100%
July 2015                                  100%         100%          100%         100%         100%
July 2016                                  100%         100%          100%         100%         100%
July 2017                                   72%          72%           72%          72%          72%
July 2018                                   26%          26%           26%          26%          26%
July 2019                                    0%           0%            0%           0%           0%
Weighted average life (years)             12.47        12.47         12.47        12.47        12.47


                                     S-102

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS D CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                            0%          25%           50%          75%         100%
-----------------------------            ---------    --------       ------       ------       ------

Closing Date                               100%         100%          100%         100%         100%
July 2006                                  100%         100%          100%         100%         100%
July 2007                                  100%         100%          100%         100%         100%
July 2008                                  100%         100%          100%         100%         100%
July 2009                                  100%         100%          100%         100%         100%
July 2010                                  100%         100%          100%         100%         100%
July 2011                                  100%         100%          100%         100%         100%
July 2012                                  100%         100%          100%         100%         100%
July 2013                                  100%         100%          100%         100%         100%
July 2014                                  100%         100%          100%         100%         100%
July 2015                                  100%         100%          100%         100%         100%
July 2016                                  100%         100%          100%         100%         100%
July 2017                                  100%         100%          100%         100%         100%
July 2018                                  100%         100%          100%         100%         100%
July 2019                                   81%          81%           81%          81%          81%
July 2020                                    0%           0%            0%           0%           0%
Weighted average life (years)             14.38        14.36         14.34        14.31        14.23


                                     S-103

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The Mortgage Pool will consist of one hundred fifty-six (156) fixed-rate, first mortgage loans with an aggregate Cut-off Date Balance of $1,228,438,747, subject to a permitted variance of plus or minus 5%. The Cut-off Date Balances of the mortgage loans range from $849,186 to $85,000,000, and the mortgage loans have an average Cut-off Date Balance of $7,874,607. Generally, for purposes of the presentation of Mortgage Pool information in this prospectus supplement, multiple mortgaged properties securing a single mortgage loan have been treated as multiple cross-collateralized and cross-defaulted mortgage loans, each secured by one of the related mortgaged properties and each having a principal balance in an amount equal to an allocated portion of the aggregate indebtedness represented by such obligation. All numerical information concerning the mortgage loans contained in this prospectus supplement is approximate.

     The mortgage loans were originated between July 26, 2004 and July 6, 2005.
As of the Cut-off Date, none of the mortgage loans were 30 days or more delinquent, or had been 30 days or more delinquent during the 12 calendar months preceding the Cut-off Date. Brief summaries of the material terms of the mortgage loans associated with the ten (10) largest mortgage loans (including crossed mortgage loans) in the Mortgage Pool are contained in Appendix III attached.

     Two hundred fifty-six (256) mortgaged properties, securing mortgage loans representing 89.9% of the Initial Pool Balance, are subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee simple estate in such mortgaged property. Thirteen (13) mortgaged properties, securing a mortgage loan representing 6.5% of the Initial Pool
Balance, are subject to a leasehold interest in the mortgaged properties. Eight
(8) mortgaged properties, securing mortgage loans representing 3.6% of the
Initial Pool Balance, are subject to a first mortgage lien on a fee interest in a portion of such mortgaged property and a leasehold interest in the remaining portion of such mortgaged property.

     On the Closing Date, we will acquire the mortgage loans from the sellers, in each case pursuant to a Mortgage Loan Purchase Agreement to be entered into between us and the particular seller. We will then transfer the mortgage loans, without recourse, to the trustee for the benefit of the Certificateholders. See
"--The Sellers" and "--Sale of the Mortgage Loans" below.

MATERIAL TERMS AND CHARACTERISTICS OF THE MORTGAGE LOANS

Mortgage Rates; Calculations of Interest

     The mortgage loans bear interest at mortgage rates that will remain fixed for their entire terms. Other than ARD Loans, no mortgage loan permits negative amortization or the deferral of accrued interest. One hundred forty (140)
mortgage loans, representing 90.9% of the Initial Pool Balance, accrue interest on the basis of the actual number of days elapsed each month in a 360-day year.
Sixteen (16) mortgage loans, representing 9.1% of the Initial Pool Balance, accrue interest on the basis of a 360-day year consisting of twelve 30-day months.

Property Types

     The mortgage loans consist of the following property types:

     o   Retail - One hundred eighty-one (181) of the mortgaged properties, which secure 39.4% of the Initial Pool Balance, are retail properties;

     o   Office - Twenty (20) of the mortgaged properties, which secure 19.0% of the Initial Pool Balance, are office properties;

                                     S-104

     o   Multifamily - Twenty-one (21) of the mortgaged properties, which secure
         10.7% of the Initial Pool Balance, are multifamily properties;

     o   Hospitality - Nine (9) of the mortgaged properties, which secure 8.8%
         of the Initial Pool Balance, are hospitality properties;

     o   Self Storage - Twenty (20) of the mortgaged properties, which secure
         7.2% of the Initial Pool Balance, are self storage properties;

     o   Industrial - Sixteen (16) of the mortgaged properties, which secure
         6.8% of the Initial Pool Balance, are industrial properties;

     o   Mixed Use - Four (4) of the mortgaged properties, which secure 5.2% of the Initial Pool Balance, are mixed use properties;

     o   Other - Five (5) of the mortgaged properties, which secure 2.8% of the
         Initial Pool Balance, are types of properties other than those set forth in this paragraph; and

     o   Manufactured Housing Community - One (1) of the mortgaged properties, which secures 0.3% of the Initial Pool Balance, is a manufactured housing community property.

Property Location

     The following geographic areas contain the largest concentrations of mortgaged properties securing the mortgage loans: California, Georgia, New York,
Texas, Illinois, Connecticut, Florida and New Jersey.

     o   Twenty-nine (29) mortgaged properties, representing security for 14.2%
         of the Initial Pool Balance, are located in California. Of the mortgaged properties located in California, fifteen (15) of such mortgaged properties, representing security for 9.4% of the Initial
         Pool Balance, are located in Southern California, and fourteen (14)
         mortgaged properties, representing security for 4.8% of the Initial
         Pool Balance, are located in Northern California. Northern California includes areas with zip codes above 93600 and Southern California includes areas with zip codes of 93600 and below;

     o   Five (5) mortgaged properties, representing security for 9.8% of the
         Initial Pool Balance, are located in Georgia;

     o   Twelve (12) mortgaged properties, representing security for 8.5% of the
         Initial Pool Balance, are located in New York;

     o   Seventeen (17) mortgaged properties, representing security for 8.4% of the Initial Pool Balance, are located in Texas;

     o   Nine (9) mortgaged properties, representing security for 7.2% of the
         Initial Pool Balance, are located in Illinois;

     o   Five (5) mortgaged properties, representing security for 6.9% of the
         Initial Pool Balance, are located in Connecticut;

     o   Seventeen (17) mortgaged properties, representing security for 6.6% of the Initial Pool Balance, are located in Florida; and

     o   Nine (9) mortgaged properties, representing security for 5.6% of the
         Initial Pool Balance, are located in New Jersey.

                                     S-105

Due Dates

         One hundred fifty (150) of the mortgage loans, representing 86.0% of the Initial Pool Balance, have Due Dates on the 1st day of each calendar month.
One (1) of the mortgage loans, representing 0.3% of the Initial Pool Balance, has a Due Date on the 3rd day of each calendar month. Two (2) of the mortgage loans, representing 3.4% of the Initial Pool Balance, have Due Dates on the 5th day of each calendar month. One (1) of the mortgage loans, representing 2.8% of the Initial Pool Balance, has a Due Date on the 7th day of each calendar month.
Two (2) of the mortgage loans, representing 7.7% of the Initial Pool Balance, have Due Dates on the 8th day of each calendar month. The mortgage loans have various grace periods prior to the imposition of late payment charges, including one hundred fifty-six (156) mortgage loans, representing 100.0% of the Initial
Pool Balance, with grace periods prior to the imposition of late payment charges of 0 to 5 calendar days or 5 business days.

Amortization

         The mortgage loans have the following amortization features:

         o    One hundred forty-seven (147) of the mortgage loans, representing
              95.2% of the Initial Pool Balance, are Balloon Loans. Eleven (11)
              of these mortgage loans, representing 5.3% of the Initial Pool
              Balance, are ARD loans. The amount of the Balloon Payments on those mortgage loans that accrue interest on a basis other than a
              360-day year consisting of 30-day months will be greater, and the actual amortization terms will be longer, than would be the case if such mortgage loans accrued interest on the basis of a 360-day year consisting of 30-day months as a result of the application of interest and principal on such mortgage loans over time. See "Risk
              Factors" in this prospectus supplement. o The nine (9) remaining mortgage loans, representing 4.8% of the Initial Pool Balance are fully amortizing and each is expected to have less than 5% of the original principal balance outstanding as of its respective stated
              maturity date.

Prepayment Restrictions

         As of the Cut-off Date, the following prepayment restrictions applied to the mortgage loans:

         o    One hundred eleven (111) of the mortgage loans, representing 62.4%
              of the Initial Pool Balance, prohibit voluntary principal
              prepayments during the Lock-out Period but permit the related borrower (after an initial period of at least two years following the date of issuance of the certificates) to defease the loan by pledging direct, non-callable United States Treasury obligations that provide for payment on or prior to each due date through and including the maturity date (or such earlier due date on which the mortgage loan first becomes freely prepayable) of amounts at least equal to the amounts that would have been payable on those dates under the terms of the mortgage loans and obtaining the release of the mortgaged property from the lien of the mortgage.

         o    Nineteen (19) mortgage loans, representing 19.5% of the Initial
              Pool Balance, prohibit voluntary principal prepayments during a
              Lock-out Period, and following the Lock-out Period provide for a
              Prepayment Premium or Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid, and also permit the related borrower (after an initial period of at least two years following the date of the issuance of the certificates) to defease the loan by pledging direct, non-callable United States Treasury obligations that provide for payment on or prior to each due date through and including the maturity date (or such earlier due date on which the mortgage loan first becomes freely prepayable) of amounts at least equal to the amounts that would have been payable on those dates under the terms of the mortgage loans and obtaining the release of the mortgaged property from the lien of the mortgage.

         o    Twenty-two (22) mortgage loans, representing 11.9% of the Initial
              Pool Balance, prohibit voluntary principal prepayments during a
              Lock-out Period, and following the Lock-out Period provide for a

                                     S-106

              Prepayment Premium or Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid.

         o    One (1) mortgage loan, representing 2.8% of the Initial Pool
              Balance, has no lock-out period and permits voluntary principal prepayments at any time during the first twenty-four (24) monthly payment periods if accompanied by a Prepayment Premium or Yield
              Maintenance Charge calculated on the basis of the greater of a yield maintenance formula or 2% of the amount prepaid, and also permits the related borrower, after the first twenty-four (24)
              payment periods (which will be at least two years following the date of issuance of the certificates) to defease the loan by pledging direct, non-callable United States Treasury obligations and obtaining the release of the mortgaged property from the lien of the mortgage.

         o    One (1) mortgage loan, representing 1.8% of the Initial Pool
              Balance, prohibits voluntary principal prepayments during a
              Lock-out Period, and following the Lock-out Period to and
              including the seventy-fourth (74) monthly payment date permits the related borrower (after an initial period of at least two years following the date of issuance of the certificates) to defease the loan by pledging direct, non-callable United States Treasury obligations and obtaining the release of the mortgaged property from the lien of the mortgage, and on the seventy-fourth (74)
              monthly payment date also permits voluntary principal prepayments if accompanied by a Yield Maintenance Charge calculated on the basis of a yield maintenance formula.

         o    Two (2) mortgage loans, representing 1.7% of the Initial Pool
              Balance, have no Lock-out Period and permit voluntary principal prepayments at any time if accompanied by a Prepayment Premium or
              Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula or 1% of the amount prepaid.

         With respect to the prepayment and defeasance provisions set forth above, certain of the mortgage loans also include provisions described below:

         o    Four (4) mortgage loans, representing 3.4% of the Initial Pool
              Balance, are secured by multiple mortgaged properties and permit the substitution of certain of the mortgaged properties with other mortgaged properties satisfying various criteria, including, amongst others, loan-to-value, debt service coverage, property condition, market-based criteria and rating agency approval, as applicable.

         o    One (1) mortgage loan, representing 1.8% of the Initial Pool
              Balance, permits the release of a portion of the collateral upon prepayment, with the applicable Yield Maintenance Charge, if two of the related lessees exercise their right to purchase their respective portions of the mortgaged property at prices ranging from $9,705,263 and $8,947,368 between May 2011 and February 2012 provided that the purchase price is applied to the prepayment of the mortgage loan.

         o    One (1) mortgage loan, representing 1.4% of the Initial Pool
              Balance permits the release of a portion of the related mortgaged property upon the payment of an amount equal to 105% of the allocable loan amount of the collateral being released together with the payment of a the applicable Yield Maintenance Charge provided that (i) the remaining mortgaged property achieves a debt service coverage ratio of at least 1.50x, (ii) the remaining outstanding principal balance of the mortgage loan does not exceed
              74% of the value of the unreleased portion of the mortgaged property and (iii) the remaining mortgaged property is at least
              90% leased.

         o    One (1) mortgage loan, representing 1.4% of the Initial Pool
              Balance, is secured by multiple mortgaged properties and permits the partial release of an individual property permitted in conjunction with partial defeasance, satisfying certain criteria, including a post-release loan-to-value ratio of no more than 75%
              and a debt service ratio of at least 1.15x.

                                     S-107

         o    One (1) mortgage loan, representing 1.2% of the Initial Pool
              Balance, is secured by multiple mortgaged properties and permits the partial release of an individual property permitted in conjunction with partial defeasance, satisfying certain criteria, including a post-release loan-to-value ratio of no more than 67%
              and debt service coverage ratio of at least 1.20x, and the aggregate allocated loan amounts for any such released properties shall not exceed 10% of original principal balance of the combined obligation.

         o    Four (4) mortgage loans, representing 1.0% of the Initial Pool
              Balance, which are cross-collateralized, permit the release of a portion of the collateral upon prepayment, with the applicable
              Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula or 1% of the amount prepaid, in an amount equal to 115% of the allocated loan amount of the
              collateral being released provided that the remaining mortgaged property achieves a debt service coverage ratio that is greater than 2.65x and the remaining outstanding principal balance of the mortgage loan does not exceed 60% of the value of the unreleased portion of the mortgaged property.

         o    One (1) mortgage loan, representing 0.9% of the Initial Pool
              Balance, permits the release of a portion of the collateral if the remaining outstanding principal balance of the mortgage loan does not exceed 65% of the value of the unreleased portion of the mortgaged property.

         o    One (1) mortgage loan, representing 0.7% of the Initial Pool
              Balance, permits the release of a portion of the collateral upon partial defeasance if the remaining mortgaged property achieves a debt service coverage ratio that is greater than 1.60x and the remaining outstanding principal balance of the mortgage loan does not exceed 60% of the value of the unreleased portion of the mortgaged property and, if prepaid, at the lender's discretion upon payment of the applicable Yield Maintenance Charge.

         o    One (1) mortgage loan, representing 0.4% of the Initial Pool
              Balance permits the release of a portion of the related mortgaged property upon payment of an amount equal to 125% of the allocable loan amount of the collateral being released together with the payment of the applicable Yield Maintenance Charge provided that
              (i) the remaining mortgaged property achieves a debt service coverage ratio of at least 1.50x, (ii) the remaining outstanding principal balance of mortgage loan does not exceed 78% of the value of the unreleased portion of the mortgaged property and
              (iii) the remaining mortgaged property is at least 100% leased.

         o    Notwithstanding the above, the mortgage loans generally provide that the related borrower may prepay the mortgage loan without prepayment premium or defeasance requirements commencing one (1)
              to seven (7) payment dates prior to and including the maturity date or the Anticipated Repayment Date.

         The method of calculation of any Prepayment Premium or Yield
Maintenance Charge will vary for any mortgage loan as presented in "Appendix II
- Certain Characteristics of the Mortgage Loans."

Non-Recourse Obligations

         The mortgage loans are generally non-recourse obligations of the related borrowers and, upon any such borrower's default in the payment of any amount due under the related mortgage loan, the holder of the mortgage loan may look only to the related mortgaged property for satisfaction of the borrower's obligations. In those cases where the loan documents permit recourse to the borrower or a guarantor, we have not evaluated the financial condition of any such person, and prospective investors should thus consider all of the mortgage loans to be non-recourse. None of the mortgage loans is insured or guaranteed by any mortgage loan seller or any of their affiliates, the United States, any government entity or instrumentality, mortgage insurer or any other person. o

"Due-on-Sale" and "Due-on-Encumbrance" Provisions

         The mortgages generally contain due-on-sale and due-on-encumbrance clauses that permit the holder of the mortgage to accelerate the maturity of the related mortgage loan, any Serviced Companion Mortgage Loan or any B

                                     S-108

Note if the borrower sells or otherwise transfers or encumbers the related mortgaged property or that prohibit the borrower from doing so without the consent of the holder of the mortgage. However, the mortgage loans, any Serviced
Companion Mortgage Loan and any B Note generally permit transfers of the related mortgaged property, subject to reasonable approval of the proposed transferee by the holder of the mortgage, payment of an assumption fee, which may be waived by the master servicer or the special servicer, as the case may be, or, if collected, will be paid to the master servicer or the special servicer as additional servicing compensation, and certain other conditions.

         In addition, some of the mortgage loans, any Serviced Companion
Mortgage Loans and any B Notes permit the borrower to transfer the related mortgaged property or interests in the borrower to an affiliate or subsidiary of the borrower, or an entity of which the borrower is the controlling beneficial owner, or other unrelated parties, upon the satisfaction of certain limited conditions set forth in the applicable mortgage loan, Serviced Companion
Mortgage Loan or B Note documents and/or as determined by the master servicer.
The master servicer or the special servicer, as the case may be, will determine, in a manner consistent with the Servicing Standard, whether to exercise any right it may have under any such clause to accelerate payment of the related mortgage loan, Serviced Companion Mortgage Loan or B Note upon, or to withhold its consent to, any transfer or further encumbrance of the related mortgaged property in accordance with the Pooling and Servicing Agreement.

Subordinate and Other Financing

         Five (5) of the mortgage loans, representing 5.5% of the Initial Pool
Balance, currently have additional financing in place that is secured by the mortgaged property or properties related to such mortgage loan. The JL Holdings
Portfolio Pari Passu Loan, which had an aggregate outstanding principal balance as of the Cut-off Date of $14,921,771, is secured by the related mortgaged properties on a pari passu basis with another note that had original principal balance of $15,000,000. In addition, a subordinated B Note that had an original principal balance of $29,800,000 is subordinate in right of payment to the JL
Holdings Portfolio Pari Passu Loan and the related JL Holdings Portfolio
Companion Loan. The Hinckley Portfolio Pari Passu Loan, which had an aggregate outstanding principal balance as of the Cut-off Date of $17,463,277, is secured by the related mortgaged properties on a pari passu basis with another note that had an original principal balance of $17,500,000. The Oak Tree Village
Apartments Mortgage Loan, which had an outstanding principal as of the Cut-off
Date of $19,000,000, is secured by the related mortgaged property, which also secures a subordinated B Note, the Oak Tree Village Apartments B Note, that had an original principal balance of $1,000,000. The Brick Walk Mortgage Loan, which had an aggregate outstanding principal balance as of the Cut-off Date of
$10,500,000, is secured by the related mortgaged property, which also secures a second lien loan that had an original principal balance of $700,000. The
Missouri City Shopping Center A/B Mortgage Loan, which had an aggregate outstanding principal as of the Cut-off Date of $6,268,424, is secured by the related mortgaged property, which also secures a subordinated B Note, the
Missouri City Shopping Center B Note, that had an original principal balance of
$412,500. See "Servicing of the Mortgage Loans--Servicing of the JL Holdings
Portfolio Loan Group, the Hinckley Portfolio Loan Group, the Oak Tree Village
Apartments A/B Mortgage Loan and the Missouri City Shopping Center A/B Mortgage
Loan" in this prospectus supplement.

         Three (3) of the mortgage loans, representing 1.2% of the Initial Pool
Balance, are secured by mortgaged properties that currently have additional financing in place that is not secured by that mortgaged property. With respect to Mortgage Loan Nos. 182-190 and 192-201, there is related mezzanine financing in the aggregate amount of $19,488,590. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may have also incurred additional financing that is not secured by the mortgaged property.

         Four (4) of the mortgage loans, representing 4.6% of the Initial Pool
Balance, permit the related borrower to enter into additional subordinate financing that is secured by the mortgaged property, provided that certain debt service coverage ratio ("DSCR") and loan-to-value ("LTV") tests are satisfied.
With respect to Mortgage Loan No. 14, future secured, subordinated financing is allowed if the combined LTV does not exceed 75% and the combined DSCR is greater than 1.80x. With respect to Mortgage Loan No. 147, future secured, subordinated financing is allowed if the combined LTV does not exceed 80% and the combined
DSCR is greater than 1.50x. With respect to Mortgage Loan No. 148 and Mortgage
Loan No. 156, future secured, subordinated financing is allowed if the combined
LTV does not exceed 65% and the combined DSCR is greater than 1.25x.

                                     S-109

         Six (6) of the mortgage loans, representing 13.3% of the Initial Pool
Balance, permit the borrower to enter into additional financing that is not secured by the related mortgaged property (or to retain unsecured debt existing at the time of the origination of such loan) and/or permit the owners of the borrower to enter into financing that is secured by a pledge of equity interests in the borrower. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may also be permitted to incur additional financing that is not secured by the mortgaged property.

         Three (3) of the mortgage loans, representing 1.7% of the Initial Pool
Balance, permit the borrower, to enter into additional subordinate financing that is secured by the related mortgaged property, provided that certain DSCR and LTV tests are satisfied or to enter into additional financing that is not secured by the related mortgaged property. With respect to Mortgage Loan No.
128, additional secured financing is allowed if the overall amount of debt does not exceed a LTV ratio of 75%, and the overall DSCR is not less than 1.30x. With respect to Mortgage Loan No. 214, additional secured or unsecured financing is allowed if the overall amount of debt does not exceed a LTV ratio of 60%. With respect to Mortgage Loan No. 237, additional secured or unsecured financing is allowed if the overall amount of debt does not exceed a LTV ratio of 60%.

         We make no representation as to whether any other secured subordinate financing currently encumbers any mortgaged property or whether a third-party holds debt secured by a pledge of an equity ownership interest in a related borrower. See "Legal Aspects of The Mortgage Loans--Subordinate Financing" in
the prospectus and "Risk Factors--A Borrower's Other Loans May Reduce The Cash
Flow Available To The Mortgaged Property Which May Adversely Affect Payment On
Your Certificates" in this prospectus supplement.

         Generally all of the mortgage loans also permit the related borrower to incur other unsecured indebtedness, including but not limited to trade payables, in the ordinary course of business and to incur indebtedness secured by equipment or other personal property located at the mortgaged property. o

Additional Collateral

         Seven (7) of the mortgage loans, representing 3.1% of the Initial Pool
Balance, have additional collateral in the form of reserves under which monies disbursed by the originating lender or letters of credit are reserved for specified periods which are to be released only upon the satisfaction of certain conditions by the borrower. If the borrowers do not satisfy conditions for release of the monies or letters of credit by the outside release date, such monies or letters of credit may be applied to partially repay the related mortgage loan, or may be held by the lender as additional security for the mortgage loans. In addition, some of the other mortgage loans provide for reserves for items such as deferred maintenance, environmental remediation, debt service, tenant improvements and leasing commissions and capital improvements.
For further information with respect to additional collateral, see Appendix II.

Cash Management Agreements/Lockboxes

         Thirty-four (34) of the mortgage loans, representing 34.5% of the
Initial Pool Balance, generally provided that rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged properties will be subject to a cash management/lockbox arrangement.

         Appendix II to this prospectus supplement sets forth (among other things) the type of provisions (if any) for the establishment of a lockbox under the terms of each mortgage loan. The following paragraphs describe each type of provision:

         o    Hard. The related borrower is required to instruct the tenants and other payors to pay all rents and other revenue directly to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Such revenue generally is either (a) swept and remitted to the related borrower unless a default or other "trigger" event under the related mortgage loan documents has occurred or (b) not made immediately available to the related borrower, but instead is forwarded to a cash
              management account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust and then applied according to the related mortgage loan documents, which

                                     S-110

              typically contemplate application to sums payable under the related mortgage loan and, in certain transactions, to expenses at the related mortgaged property, with any excess remitted to the related borrower.

         o    Soft, Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and then forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Until the occurrence of certain specified "trigger" events, which typically include an event of default under the mortgage loan, such revenue is
              forwarded to an account controlled by the related borrower or is otherwise made available to the related borrower. Upon the occurrence of such a trigger event, the mortgage loan documents require the related borrower to instruct tenants and other payors to pay directly into an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust; the revenue is then applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

         o    Soft. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. The funds are then either made available to the related borrower or are applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

         o    Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or property manager. Upon the occurrence of certain specified "trigger" events, which typically include an event of default under the mortgage loan, the mortgage loan documents contemplate establishment of a hard lockbox and require the related borrower to instruct tenants to pay directly into an account controlled by the applicable servicer on behalf of the trust; the revenue is then applied by the lockbox bank, which in general is the applicable servicer on behalf of the trust
              according to the related mortgage loan documents.

         o    None. Revenue from the related mortgaged property is paid to the related borrower and is not subject to a lockbox as of the origination date, and no lockbox is contemplated to be established during the mortgage loan term.

         In connection with any hard lockbox, income deposited directly into the related lockbox account may not include amounts paid in cash that are paid directly to the related property manager, notwithstanding requirements to the contrary. Furthermore, with respect to certain multifamily and hospitality properties, cash or "over-the-counter" receipts may be deposited into the lockbox account by the property manager. Mortgage loans whose terms call for the establishment of a lockbox account require that the amounts paid to the property manager will be deposited into the applicable lockbox account on a regular basis. Lockbox accounts will not be assets of the trust.

ASSESSMENTS OF PROPERTY VALUE AND CONDITION o Appraisals

         In connection with the origination or securitization of each of the mortgage loans, the related mortgaged property was appraised by an independent appraiser who, generally, was a Member of the Appraisal Institute. Each such appraisal complied, or the appraiser certified that it complied, with the real estate appraisal regulations issued jointly by the federal bank regulatory agencies under the Financial Institutions Reform, Recovery, and Enforcement Act
of 1989, as amended. In general, those appraisals represent the analysis and opinion of the person performing the appraisal and are not guarantees of, and may not be indicative of, present or future value. There can be no assurance that another person would not have arrived at a different valuation, even if such person used the same general approach to and same method of valuing the property. Moreover, such appraisals sought to establish the amount of typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale.

                                     S-111

Information regarding the values of the mortgaged properties as of the Cut-off
Date is presented herein for illustrative purposes only.

Environmental Assessments

         An environmental site assessment was performed with respect to each mortgaged property except for mortgaged properties securing mortgage loans that are the subject of a secured creditor impaired property policy that we describe below under "--Environmental Insurance" generally within the twelve-month period preceding the origination or securitization of the related mortgage loan. In all cases, the environmental site assessment was a "Phase I" environmental assessment, generally performed in accordance with industry practice. In some cases, a "Phase II" environmental site assessment was also performed. In general, the environmental assessments contained no recommendations for further significant environmental remediation efforts which, if not undertaken, would have a material adverse effect on the interests of the certificate holders.
However, in certain cases, the assessment disclosed the existence of or potential for adverse environmental conditions, generally the result of the activities of identified tenants, adjacent property owners or previous owners of the mortgaged property. In certain of such cases, the related borrowers were required to establish operations and maintenance plans, monitor the mortgaged property, abate or remediate the condition and/or provide additional security such as letters of credit, reserves or stand-alone secured creditor impaired property policies. See "Risk Factors--Environmental Risks Relating to Specific
Mortgaged Properties May Adversely Affect Payments On Your Certificates" in this prospectus supplement.

Property Condition Assessments

         In general, a licensed engineer, architect or consultant inspected the related mortgaged property, in connection with the origination or securitization of the related mortgage loan, to assess the condition of the structure, exterior walls, roofing, interior structure and mechanical and electrical systems.
Engineering reports by licensed engineers, architects or consultants generally were prepared, except for newly constructed properties, for the mortgaged properties in connection with the origination or securitization of the related mortgage loan. See "Risk Factors--Property Inspections and Engineering Reports
May Not Reflect All Conditions That Require Repair On The Property" in this prospectus supplement. In certain cases where material deficiencies were noted
in such reports, the related borrower was required to establish reserves for replacement or repair or to remediate the deficiency.

Seismic Review Process

         In general, the underwriting guidelines applicable to the origination of the mortgage loans required that prospective borrowers seeking loans secured by properties located in California and areas of other states where seismic risk is deemed material obtain a seismic engineering report of the building and, based thereon and on certain statistical information, an estimate of probable maximum loss ("PML"), in an earthquake scenario. Generally, any of the mortgage loans as to which the property was estimated to have PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading (or appropriate reserves or letter of credit for retrofitting), be conditioned on satisfactory earthquake insurance or be declined.

Zoning and Building Code Compliance

         Each seller took steps to establish that the use and operation of the mortgaged properties that represent security for its mortgage loans, at their respective dates of origination, were in compliance in all material respects with, or were legally existing non-conforming uses or structures under, applicable zoning, land-use and similar laws and ordinances, but no assurance can be given that such steps revealed all possible violations. Evidence of such compliance may have been in the form of legal opinions, confirmations from government officials, title insurance endorsements, survey endorsements and/or representations by the related borrower contained in the related mortgage loan documents. Violations may be known to exist at any particular mortgaged property, but the related seller has informed us that it does not consider any such violations known to it to be material.

                                     S-112

ENVIRONMENTAL INSURANCE

         In the case of nineteen (19) mortgaged properties, securing mortgage loans representing approximately 3.1% of the Initial Pool Balance, the related mortgage loan seller has obtained, or has the benefit of, and there will be assigned to the trust, a group secured creditor impaired property policy covering selected environmental matters with respect to all those mortgage loans as a group. None of the mortgage loans covered by this policy has a Cut-off Date
Balance in excess of $4,000,000. The premium for the environmental group policy has been or, as of the date of initial issuance of the certificates, will be, paid in full.

         In general, the group secured creditor impaired property policy referred to above provides coverage for the following losses, subject to the coverage limits discussed below, and further subject to the policy's conditions and exclusions:

         o    if during the term of the policy, a borrower defaults under its mortgage loan and adverse environmental conditions exist at levels above legal limits on the related underlying real property, the insurer will indemnify the insured for the outstanding principal balance of the related mortgage loan on the date of the default, together with accrued interest from the date of default until the date that the outstanding principal balance is paid;

         o    if the insured becomes legally obligated to pay as a result of a claim first made against the insured and reported to the insurer during the term of the policy, for bodily injury, property damage or clean-up costs resulting from adverse environmental conditions on, under or emanating from an underlying real property, the insurer will pay that claim; and

         o    if the insured enforces the related mortgage, the insurer will thereafter pay legally required clean-up costs for adverse environmental conditions at levels above legal limits which exist on or under the acquired underlying real property, provided that the appropriate party reported those conditions to the government in accordance with applicable law.

         The secured creditor impaired property policy does not cover adverse environmental conditions that the insured first became aware of before the term of the policy unless those conditions were disclosed to the insurer before the policy was issued. However, property condition assessments or engineering surveys were conducted for the mortgaged properties covered by the policy. If the report disclosed the existence of material amounts of lead based paint, asbestos containing materials or radon gas affecting such a mortgaged property, the related borrower was required to remediate the condition before the closing of the loan, establish a reserve from loan proceeds in an amount considered sufficient by the mortgage loan seller or agree to establish an operations and maintenance plan. No individual claim under the group policy may exceed
$5,000,000 and the total claims under the group policy is subject to a maximum of $13,492,000. There is no deductible under the policy.

         The secured creditor impaired property policy requires that the appropriate party associated with the trust report a claim during the term of the policy, which extends five years beyond the terms of the respective mortgage loans.

         The secured creditor impaired property policy will be issued by
Steadfast Insurance Company, an affiliate of Zurich North America.

         In the case of ninety (90) mortgaged properties, securing mortgage loans representing 1.2% of the Initial Pool Balance, each of the related mortgage loans has the benefit of a stand-alone secured creditor impaired property policy which will be assigned to the trust and which covers selected environmental matters with respect to the related property.

ADDITIONAL MORTGAGE LOAN INFORMATION

         Each of the tables presented in Appendix I sets forth selected characteristics of the Mortgage Pool presented, where applicable, as of the
Cut-off Date. For a detailed presentation of certain of the characteristics of

                                     S-113

the mortgage loans and the mortgaged properties, on an individual basis, see
Appendix II to this prospectus supplement, and for a brief summary of the ten
(10) largest mortgage loans (including crossed mortgage loans) in the Mortgage
Pool, see Appendix III to this prospectus supplement. Additional information regarding the mortgage loans is contained (a) in this prospectus supplement under "Risk Factors" and elsewhere in this "Description of the Mortgage Pool"
section and (b) under "Legal Aspects Of Mortgage Loans" in the prospectus.

         For purposes of the tables in Appendix I and for the information presented in Appendix II and Appendix III:

         (1)  References to "DSCR" are references to "Debt Service Coverage
              Ratios." In general, debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property or expected to be generated by a property based upon executed leases that is available for debt service to
              (b) required current debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. If a property does not possess a stable operating expectancy (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents and/or that may be difficult to replace), a debt service coverage ratio may not be a reliable indicator of a property's ability to service the mortgage debt over the entire remaining loan term. For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and Appendix III, the
              "Debt Service Coverage Ratio" or "DSCR" for any mortgage loan is calculated pursuant to the definition of those terms under the
              "Glossary of Terms" in this prospectus supplement. For purposes of the information presented in this prospectus supplement, the Debt
              Service Coverage Ratio reflects (i) with respect to any Serviced
              Pari Passu Mortgage Loan, the aggregate indebtedness evidenced by the Serviced Pari Passu Mortgage Loan and the related Serviced
              Companion Mortgage Loan, and (ii) with respect to any Non-Serviced
              Mortgage Loan, the aggregate indebtedness evidenced by the
              Non-Serviced Mortgage Loan and the related Non-Serviced Companion
              Mortgage Loan.

              In connection with the calculation of DSCR and loan-to-value ratios, in determining Underwritable Cash Flow for a mortgaged property, the applicable seller relied on rent rolls and other generally unaudited financial information provided by the
              respective borrowers and calculated stabilized estimates of cash flow that took into consideration historical financial statements, material changes in the operating position of the mortgaged property of which the seller was aware (e.g., new signed leases or end of "free rent" periods and market data), and estimated capital expenditures, leasing commission and tenant improvement reserves.
              The applicable seller made changes to operating statements and operating information obtained from the respective borrowers, resulting in either an increase or decrease in the estimate of
              Underwritable Cash Flow derived therefrom, based upon the seller's evaluation of such operating statements and operating information and the assumptions applied by the respective borrowers in preparing such statements and information. In most cases, borrower supplied "trailing-12 months" income and/or expense information or the most recent operating statements or rent rolls were utilized.
              In some cases, partial year operating income data was annualized, with certain adjustments for items deemed not appropriate to be annualized. In some instances, historical expenses were inflated.
              For purposes of calculating Underwritable Cash Flow for mortgage loans where leases have been executed by one or more affiliates of the borrower, the rents under some of such leases have been adjusted downward to reflect market rents for similar properties if the rent actually paid under the lease was significantly higher than the market rent for similar properties.

              The Underwritable Cash Flow for residential cooperative mortgaged properties is based on projected net operating income at the mortgaged property, as determined by the appraisal obtained in connection with the origination of the related mortgage loan, assuming that the related mortgaged property was operated as a rental property with rents set at prevailing market rates taking into account the presence, if any, of existing rent-controlled or rent-stabilized occupants, if any, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves.

                                     S-114

              Historical operating results may not be available or were deemed not relevant for some of the mortgage loans which are secured by mortgaged properties with newly constructed improvements,
              mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and newly acquired mortgaged properties. In such cases, items of revenue and expense used in calculating Underwritable Cash Flow were generally derived from rent rolls, estimates set forth in the related appraisal, leases with tenants or from other borrower-supplied information such as estimates or budgets. No assurance can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by the applicable seller in determining the presented operating
              information.

              The Debt Service Coverage Ratios are presented herein for
              illustrative purposes only and, as discussed above, are limited in their usefulness in assessing the current, or predicting the future, ability of a mortgaged property to generate sufficient cash flow to repay the related mortgage loan. Accordingly, no assurance can be given, and no representation is made, that the
              Debt Service Coverage Ratios accurately reflect that ability.

         (2)  References in the tables to "Cut-off Date LTV" are references to
              "Cut-off Date Loan-to-Value" and references to "Balloon LTV" are references to "Balloon Loan-to-Value." For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and Appendix III, the
              "Cut-off Date LTV," "Cut-off Date Loan-to-Value," "Balloon LTV" or
              "Balloon Loan-to-Value" for any mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of
              Terms" in this prospectus supplement. For purposes of the
              information presented in this prospectus supplement, the
              loan-to-value ratio reflects (i) with respect to any Serviced Pari
              Passu Mortgage Loan, the aggregate indebtedness evidenced by the
              Serviced Pari Passu Mortgage Loan and the related Serviced
              Companion Mortgage Loan, and (ii) with respect to any Non-Serviced
              Mortgage Loan, the aggregate indebtedness evidenced by the
              Non-Serviced Mortgage Loan and the related Non-Serviced Companion
              Mortgage Loan.

              The value of the related mortgaged property or properties for purposes of determining the Cut-off Date LTV are each based on the appraisals described above under "--Assessments of Property Value and Condition--Appraisals."

              No representation is made that any such value would approximate either the value that would be determined in a current appraisal of the related mortgaged property or the amount that would be realized upon a sale.

         (3)  References to "weighted averages" are references to averages weighted on the basis of the Cut-off Date Balances of the related mortgage loans.

         The sum in any column of any of the tables in Appendix I may not equal the indicated total due to rounding.

         Generally, the loan documents with respect to the mortgage loans require the borrowers to provide the related lender with quarterly and/or annual operating statements and rent rolls.

STANDARD HAZARD INSURANCE

         The master servicer is required to use reasonable efforts, consistent with the Servicing Standard, to cause each borrower to maintain for the related mortgaged property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein, which shall be obtained from an insurer meeting the requirements of the applicable loan documents. This includes a fire and hazard insurance policy with extended coverage that contains no exclusion for damages due to acts of terrorism (subject to the provisions set forth below). Certain mortgage loans may permit such hazard insurance policy to be maintained by a tenant at the related mortgaged property, or may permit the related borrower or its tenant to self-insure. The coverage of each such policy will be in an amount, subject to a deductible customary in the related geographic area, that is not less than the lesser of the full replacement cost of the improvements that represent security for such mortgage loan, with no

                                     S-115

deduction for depreciation, and the outstanding principal balance owing on such mortgage loan, but in any event, unless otherwise specified in the applicable mortgage or mortgage note, in an amount sufficient to avoid the application of any coinsurance clause. The master servicer will be deemed to have satisfied the
Servicing Standard in respect of such insurance requirement if the borrower maintains, or the master servicer has otherwise caused to be obtained, a standard hazard insurance policy that is in compliance with the related mortgage loan documents, and, if required by such mortgage loan documents, the borrower pays, or the master servicer has otherwise caused to be paid, the premium required by the related insurance provider that is necessary to avoid an exclusion in such policy against "acts of terrorism" as defined by the Terrorism
Risk Insurance Act of 2002.

         If, on the date of origination of a mortgage loan, the portion of the improvements on a related mortgaged property was in an area identified in the
Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance is required by the Federal Emergency
Management Agency and has been made available), the master servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance and Mitigation Administration in an
amount representing coverage of at least the lesser of:

         o    the outstanding principal balance of the related mortgage loan;
              and

         o    the maximum amount of such insurance available for the related mortgaged property, but only to the extent such mortgage loan permits the lender to require such coverage and such coverage conforms to the Servicing Standard.

         If a borrower fails to maintain such hazard insurance, the master servicer will be required to obtain such insurance and the cost of the insurance will be a Servicing Advance made by the master servicer, subject to a determination of recoverability. The special servicer will be required to maintain fire insurance with extended coverage and, if applicable, flood insurance (and other insurance required under the related mortgage) on an REO
Property (other than with respect to a Non-Serviced Mortgage Loan) in an amount not less than the maximum amount obtainable with respect to such REO Property and the cost of the insurance will be a Servicing Advance made by the master servicer, subject to a determination of recoverability, provided that the special servicer shall not be required in any event to maintain or obtain insurance coverage beyond what is reasonably available at a cost customarily acceptable and consistent with the Servicing Standard; provided that the special servicer will be required to maintain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the special servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located.

         In addition, the master servicer may require any borrower to maintain other forms of insurance as the master servicer may be permitted to require under the related mortgage, including, but not limited to, loss of rents endorsements and comprehensive public liability insurance. The master servicer will not require borrowers to maintain earthquake insurance unless the related borrower is required under the terms of its mortgage loan to maintain earthquake insurance. Any losses incurred with respect to mortgage loans due to uninsured risks, including terrorist attacks, earthquakes, mudflows and floods, or insufficient hazard insurance proceeds may adversely affect payments to
Certificateholders. The special servicer will have the right, but not the obligation, at the expense of the trust, to obtain earthquake insurance on any mortgaged property securing a Specially Serviced Mortgage Loan and/or any REO
Property so long as such insurance is available at commercially reasonable rates. The master servicer will not be required in any event to cause the borrower to maintain or itself obtain insurance coverage beyond what is available on commercially reasonable terms at a cost customarily acceptable (as determined by the master servicer) and consistent with the Servicing Standard;
provided that the master servicer will be obligated to cause the borrower to maintain or itself obtain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the master servicer determines that
(i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located. Notwithstanding the limitation set forth in the preceding sentence, if the related mortgage loan documents

                                     S-116

and the related mortgage require the borrower to maintain insurance against property damage resulting from terrorism or similar acts, the master servicer will, prior to availing itself of any limitation described in that sentence with respect to any mortgage loan (or any component loan of an A/B Mortgage Loan)
that has a principal balance in excess of $2,500,000, obtain the approval or disapproval of the special servicer and the Operating Adviser to the extent required by, and in accordance with the procedures set forth in, the Pooling and
Servicing Agreement. The master servicer will be entitled to rely on the determination of the special servicer made in connection with such approval or disapproval. The special servicer will decide whether to withhold or grant such approval in accordance with the Servicing Standard. If any such approval has not been expressly denied within 7 business days of receipt by the special servicer and Operating Adviser from the master servicer of the master servicer's determination and analysis and all information reasonably requested thereby and reasonably available to the master servicer in order to make an informed decision, such approval will be deemed to have been granted. See "Risk
Factors--The Absence Of Or Inadequacy Of Insurance Coverage On The Property May
Adversely Affect Payments On Your Certificates" in this prospectus supplement. o

THE SELLERS

Bear Stearns Commercial Mortgage, Inc.

         BSCMI is a wholly-owned subsidiary of Bear Stearns Mortgage Capital
Corporation, and is a New York corporation and an affiliate of Bear, Stearns &
Co. Inc., one of the underwriters. BSCMI or an affiliate of BSCMI originated all of the BSCMI Loans and underwrote all of the BSCMI Loans. The principal offices of BSCMI are located at 383 Madison Avenue, New York, New York 10179. BSCMI's
telephone number is (212) 272-2000.

Morgan Stanley Mortgage Capital Inc.

         MSMC is an affiliate of Morgan Stanley & Co. Incorporated, one of the underwriters, formed as a New York corporation to originate and acquire loans secured by mortgages on commercial and multifamily real estate. Each of the MSMC
Loans was originated or purchased by MSMC, and all of the MSMC Loans were underwritten by MSMC underwriters. The principal offices of MSMC are located at
1585 Broadway, New York, New York 10036. MSMC's telephone number is (212)
761-4700.

Principal Commercial Funding, LLC

         PCF is a wholly owned subsidiary of Principal Global Investors, LLC which is a wholly owned subsidiary of Principal Life Insurance Company. PCF was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multifamily real estate. Each of the PCF loans was originated and underwritten by PCF and/or its affiliates. The offices of PCF are located at 801 Grand Avenue, Des Moines, Iowa 50392. PCF's phone number is (515)
248-3944.

Wells Fargo Bank, National Association

         A description of Wells Fargo Bank, National Association is set forth under "Servicing of the Mortgage Loans--The Master Servicer and Special
Servicer--Master Servicer" in this prospectus supplement.

SALE OF THE MORTGAGE LOANS

         On the Closing Date, each seller will sell its mortgage loans, without recourse, to the Depositor, and the Depositor, in turn, will sell all of the mortgage loans, without recourse and will assign the representations and warranties made by each mortgage loan seller in respect of the mortgage loans and the related remedies for breach of the representations and warranties to the trustee for the benefit of the Certificateholders. In connection with such assignments, each seller is required in accordance with the related Mortgage
Loan Purchase Agreement to deliver the Mortgage File, with respect to each mortgage loan so assigned by it to the trustee or its designee.

         The trustee will be required to review the documents delivered by each seller with respect to its mortgage loans within 75 days following the Closing
Date, and the trustee will hold the related documents in trust. Within 45

                                     S-117

days following the Closing Date, pursuant to the Pooling and Servicing
Agreement, the assignments with respect to each mortgage loan and any related assignment of rents and leases, as described in the "Glossary of Terms" under the term "Mortgage File," are to be completed in the name of the trustee, if delivered in blank, and submitted for recording in the real property records of the appropriate jurisdictions at the expense of the applicable seller.

         The mortgagee of record with respect to any Non-Serviced Mortgage Loan will be the related Non-Serviced Mortgage Loan Trustee.

REPRESENTATIONS AND WARRANTIES

         In each Mortgage Loan Purchase Agreement, the related seller has represented and warranted with respect to each of its mortgage loans, subject to certain specified exceptions, as of the Closing Date or as of such other date specifically provided in the representation and warranty, among other things, generally to the effect that:

         (1) the information presented in the schedule of the mortgage loans attached to the related Mortgage Loan Purchase Agreement is complete, true and correct in all material respects;

         (2) such seller owns the mortgage loan free and clear of any and all pledges, liens and/or other encumbrances;

         (3) no scheduled payment of principal and interest under the mortgage loan was 30 days or more past due as of the Cut-off Date, and the mortgage loan has not been 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date;

         (4) the related mortgage constitutes a valid and, subject to certain creditors' rights exceptions, enforceable first priority mortgage lien, subject to certain permitted encumbrances, upon the related mortgaged property;

         (5) the assignment of the related mortgage in favor of the trustee constitutes a legal, valid and binding assignment;

         (6) the related assignment of leases establishes and creates a valid and, subject to certain creditors' rights exceptions, enforceable first priority lien in the related borrower's interest in all leases of the mortgaged property;

         (7) the mortgage has not been satisfied, cancelled, rescinded or subordinated in whole or in material part, and the related mortgaged property has not been released from the lien of such mortgage, in whole or in material part;

         (8) except as set forth in a property inspection report prepared in connection with the origination or securitization of the mortgage loan, the related mortgaged property is, to the seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan;

         (9) the seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any mortgaged property;

         (10) the related mortgaged property is covered by an American Land
Title Association, or an equivalent form of, lender's title insurance policy that insures that the related mortgage is a valid, first priority lien on such mortgaged property, subject only to certain permitted encumbrances;

         (11) the proceeds of the mortgage loan have been fully disbursed and there is no obligation for future advances with respect to the mortgage loan;

         (12) except in the case of the mortgage loans covered by the secured creditor impaired property policy that we describe above, an environmental site assessment or update of a previous assessment was performed with

                                     S-118

respect to the mortgaged property in connection with the origination or securitization of the related mortgage loan, a report of each such assessment
(or the most recent assessment with respect to each mortgaged property) has been delivered to the Depositor, and such seller has no knowledge of any material and adverse environmental condition or circumstance affecting such mortgaged property that was not disclosed in such report;

         (13) each mortgage note, mortgage and other agreement that evidences or secures the mortgage loan is, subject to certain creditors' rights exceptions and other exceptions of general application, the legal, valid and binding obligation of the maker, enforceable in accordance with its terms, and there is no valid defense, counterclaim or right of offset or rescission available to the related borrower with respect to such mortgage note, mortgage or other agreement;

         (14) the related mortgaged property is, and is required pursuant to the related mortgage to be, insured by casualty, business interruption and liability insurance policies of a type specified in the related Mortgage Loan Purchase
Agreement;

         (15) there are no delinquent or unpaid taxes, assessments or other outstanding charges affecting the related mortgaged property that are or may become a lien of priority equal to or higher than the lien of the related
Mortgage;

         (16) the related borrower is not, to the seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding;

         (17) no mortgage requires the holder of it to release all or any material portion of the related mortgaged property from the lien of the mortgage except upon payment in full of the mortgage loan, a defeasance of the mortgage loan or, in certain cases, upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) except where the portion of the related mortgaged property permitted to be released was not considered by the seller to be material in underwriting the mortgage loan, the payment of a release price and prepayment consideration in connection therewith;

         (18) to such seller's knowledge, there exists no material default, breach, violation or event of acceleration, and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing, under the related mortgage note or mortgage in any such case to the extent the same materially and adversely affects the value of the mortgage loan and the related mortgaged property, other than those defaults that are covered by certain other of the preceding representations and warranties;

         (19) the related mortgaged property consists of a fee simple estate in real estate or, if the related mortgage encumbers the interest of a borrower as a lessee under a ground lease of the mortgaged property (a) such ground lease or a memorandum of the ground lease has been or will be duly recorded and (or the related estoppel letter or lender protection agreement between the seller and related lessor) permits the interest of the lessee under the ground lease to be encumbered by the related mortgage; (b) the lessee's interest in such ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than certain permitted encumbrances;
(c) the borrower's interest in such ground lease is assignable to the Depositor and its successors and assigns upon notice to, but without the consent of, the lessor under the ground lease (or if it is required it will have been obtained prior to the Closing Date); (d) such ground lease is in full force and effect and the seller has received no notice that an event of default has occurred under the ground lease; (e) such ground lease, or a related estoppel letter, requires the lessor under such ground lease to give notice of any default by the lessee to the holder of the mortgage and further provides that no notice of termination given under such ground lease is effective against such holder unless a copy has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on the terms that do not materially vary from the economic terms of the ground lease; (f) the holder of the mortgage is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such ground lease) to cure any default under such ground lease, which is curable after the receipt of notice of any such default, before the lessor under the ground lease may terminate such ground lease; and (g) such ground lease has an original term
(including any extension options set forth therein) which extends not less than twenty years beyond the scheduled maturity date of the related mortgage loan;
and

                                     S-119

         (20) the related mortgage loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of lender incurred in connection with the defeasance of such mortgage loan and the release of the related mortgaged property, and the borrower is required to pay all reasonable costs and expenses of lender associated with the approval of an assumption of such mortgage loan.

REPURCHASES AND OTHER REMEDIES

         If any mortgage loan document required to be delivered to the trustee by a seller with respect to its mortgage loans as described under "--Sale of the
Mortgage Loans" above has a Material Document Defect, or if there is a Material
Breach by a seller regarding the characteristics of any of its mortgage loans and/or the related mortgaged properties as described under "--Representations and Warranties" above, then such seller will be obligated to cure such Material
Document Defect or Material Breach in all material respects within the applicable Permitted Cure Period. Notwithstanding the foregoing, in the event that the payments described under subparagraph 20 of the preceding paragraph above are insufficient to pay the expenses associated with such defeasance or assumption of the related mortgage loan, it shall be the sole obligation of the related mortgage loan seller to pay an amount sufficient to pay such expenses.

         If any such Material Document Defect or Material Breach cannot be corrected or cured in all material respects within the applicable Permitted Cure
Period, the seller will be obligated, not later than the last day of such
Permitted Cure Period, to:

         o    repurchase the affected mortgage loan from the trust at the
              Purchase Price; or,

         o    at its option, if within the two-year period commencing on the
              Closing Date, replace such mortgage loan with a Qualifying
              Substitute Mortgage Loan, and pay an amount generally equal to the excess of the applicable Purchase Price for the mortgage loan to be replaced (calculated as if it were to be repurchased instead of replaced), over the unpaid principal balance of the applicable
              Qualifying Substitute Mortgage Loan as of the date of
              substitution, after application of all payments due on or before such date, whether or not received.

         The seller must cure any Material Document Defect or Material Breach within the Permitted Cure Period, provided, however, that if such Material
Document Defect or Material Breach would cause the mortgage loan to be other than a "qualified mortgage", as defined in the Code, then the repurchase or substitution must occur within 90 days from the date the seller was notified of the defect or breach.

         The foregoing obligations of any seller to cure a Material Document
Defect or a Material Breach in respect of any of its mortgage loans or repurchase or replace the defective mortgage loan, will constitute the sole remedies of the trustee and the Certificateholders with respect to such Material
Document Defect or Material Breach; and none of us, the other sellers or any other person or entity will be obligated to repurchase or replace the affected mortgage loan if the related seller defaults on its obligation to do so. Each seller is obligated to cure, repurchase or replace only mortgage loans that are sold by it, and will have no obligations with respect to any mortgage loan sold by any other seller.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

         The description in this prospectus supplement of the Mortgage Pool and the mortgaged properties is based upon the Mortgage Pool as expected to be constituted at the time the offered certificates are issued. Prior to the issuance of the offered certificates, a mortgage loan may be removed from the
Mortgage Pool if we deem such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the
Mortgage Pool prior to the issuance of the offered certificates, unless including such mortgage loans would materially alter the characteristics of the
Mortgage Pool as described herein. The information presented herein is representative of the characteristics of the Mortgage Pool as it will be constituted at the time the offered certificates are issued, although the range of mortgage rates and maturities and certain other characteristics of the mortgage loans in the Mortgage Pool may vary.

                                     S-120

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS

         With respect to any Mortgage Loan for which the related assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements have been recorded in the name of Mortgage Electronic
Registration Systems, Inc. ("MERS") or its designee, no assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements in favor of the Trustee will be required to be prepared or delivered.
Instead, the related seller will be required to take all actions as are necessary to cause the Trustee on behalf of the Trust to be shown as, and the
Trustee will be required to take all actions necessary to confirm that the
Trustee on behalf of the Trust is shown as, the owner of the related Mortgage
Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Trustee will include the foregoing confirmation in the certification required to be delivered by the
Trustee after the Closing Date pursuant to the Pooling and Servicing Agreement.

                        SERVICING OF THE MORTGAGE LOANS

GENERAL

         The master servicer and the special servicer, either directly or through the Primary Servicer or sub-servicers, will be required to service and administer the mortgage loans (other than any Non-Serviced Mortgage Loans) in accordance with the Servicing Standard. The applicable Non-Serviced Mortgage
Loan Pooling and Servicing Agreement will exclusively govern the servicing and administration of the related Non-Serviced Mortgage Loan Group (and all decisions, consents, waivers, approvals and other actions on the part of the holders of any loans in a Non-Serviced Mortgage Loan Group will be effected in accordance with the related Non-Serviced Mortgage Loan Pooling and Servicing
Agreement). Consequently, the servicing provisions described herein, including, but not limited to those regarding the maintenance of insurance, the enforcement of due-on-encumbrance and due-on-sale provisions, and those regarding modification of the mortgage loans, appraisal reductions, defaulted mortgage loans and foreclosure procedures and the administration of accounts will not be applicable to any Non-Serviced Mortgage Loans, the servicing and administration of which will instead be governed by the related Non-Serviced Mortgage Loan
Pooling and Servicing Agreement. The servicing standard for any Non-Serviced
Mortgage Loan under its related Non-Serviced Mortgage Loan Pooling and Servicing
Agreement is substantially similar to the Servicing Standard under the Pooling and Servicing Agreement.

         Each of the master servicer and the special servicer is required to adhere to the Servicing Standard without regard to any conflict of interest that it may have, any fees or other compensation to which it is entitled, any relationship it may have with any borrower, and the different payment priorities among the Classes of certificates. Each of the master servicer, the special servicer and the Primary Servicer may become the owner or pledgee of certificates with the same rights as each would have if it were not the master servicer, the special servicer or the Primary Servicer, as the case may be.

         Any such interest of the master servicer, the special servicer or the
Primary Servicer in the certificates will not be taken into account when evaluating whether actions of the master servicer, the special servicer or the
Primary Servicer are consistent with their respective obligations in accordance with the Servicing Standard, regardless of whether such actions may have the effect of benefiting the Class or Classes of certificates owned by the master servicer, the special servicer or the Primary Servicer. In addition, the master servicer or the special servicer may, under limited circumstances, lend money on an unsecured basis to, accept deposits from, and otherwise generally engage in any kind of business or dealings with, any borrower as though the master servicer or the special servicer were not a party to the transactions contemplated hereby.

         On the Closing Date, the master servicer will enter into an agreement with the Primary Servicer under which the Primary Servicer will assume many of the servicing obligations of the master servicer presented in this section with respect to mortgage loans sold by it or its affiliates to the trust. The Primary
Servicer is subject to the Servicing Standard. If an Event of Default occurs in respect of the master servicer and the master servicer is terminated, such termination will not necessarily cause the termination of the Primary Servicer.
Notwithstanding the provisions of any primary servicing agreement or the Pooling and Servicing Agreement, the master servicer shall remain obligated and liable to the trustee, paying agent and the Certificateholders for servicing and administering of

                                     S-121

the mortgage loans in accordance with the provisions of the Pooling and
Servicing Agreement to the same extent as if the master servicer was alone servicing and administering the mortgage loans.

         Each of the master servicer, the Primary Servicer and the special servicer is permitted to enter into a sub-servicing agreement and any such sub-servicer will receive a fee for the services specified in such sub-servicing agreement. However, any subservicing is subject to various conditions set forth in the Pooling and Servicing Agreement including the requirement that the master servicer, the special servicer or the Primary Servicer, as the case may be, will remain liable for its servicing obligations under the Pooling and Servicing
Agreement. The master servicer or the special servicer, as the case may be, will be required to pay any servicing compensation due to any sub-servicer out of its own funds.

         The master servicer or special servicer may resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement, upon 30 days notice to the trustee, provided that:

         o    a successor master servicer or special servicer is available, has assets of at least $15,000,000 and is willing to assume the obligations of the master servicer or special servicer, and accepts appointment as successor master servicer or special servicer, on substantially the same terms and conditions, and for not more than equivalent compensation and, in the case of the special servicer, is reasonably acceptable to the Operating
              Adviser, the depositor and the trustee;

         o    the master servicer or special servicer bears all costs associated with its resignation and the transfer of servicing; and

         o    the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or
              qualification of the then current ratings on the certificates.

         Furthermore, the master servicer or special servicer may resign if it determines that its duties are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. A resignation of the master servicer will not affect the rights and obligations of the Primary Servicer to continue to act as primary servicer. If the master servicer ceases to serve as such and shall not have been replaced by a qualified successor, the trustee or an agent of the trustee will assume the master servicer's duties and obligations under the Pooling and
Servicing Agreement. If the special servicer shall cease to serve as such and a qualified successor shall not have been engaged, the trustee or an agent will assume the duties and obligations of the special servicer.

         The relationship of each of the master servicer and the special servicer to the trustee is intended to be that of an independent contractor and not that of a joint venturer, partner or agent.

         The master servicer will have no responsibility for the performance by the special servicer, to the extent they are different entities, of its duties under the Pooling and Servicing Agreement, and the special servicer will have no responsibility for the performance by the master servicer of its duties under the Pooling and Servicing Agreement.

         The master servicer initially will be responsible for servicing and administering the entire pool of mortgage loans other than the Non-Serviced
Mortgage Loans. The special servicer will be responsible for servicing and administering any Specially Serviced Mortgage Loans other than the Non-Serviced
Mortgage Loans.

         Upon the occurrence of any of the events set forth under the definition of the term "Specially Serviced Mortgage Loan" in the "Glossary of Terms" in
this prospectus supplement (generally regarded as "Servicing Transfer Events"), the master servicer will be required to transfer its principal servicing responsibilities with respect to a Specially Serviced Mortgage Loan to the special servicer in accordance with the procedures set forth in the Pooling and
Servicing Agreement. Notwithstanding such transfer, the master servicer will continue to receive any payments on such mortgage loan, including amounts collected by the special servicer, to make selected calculations with respect to such mortgage loan, and to make remittances to the paying agent and prepare reports for the trustee and the paying agent with respect to such mortgage loan.
If title to the related mortgaged property is acquired by the

                                     S-122

trust, whether through foreclosure, deed in lieu of foreclosure or otherwise, the special servicer will be responsible for the operation and management of the property and such loan will be considered a Specially Serviced Mortgage Loan.
The special servicing transfer events for any Non-Serviced Mortgage Loan under its related Non-Serviced Mortgage Loan Pooling and Servicing Agreement are
substantially similar to the events set forth under the definition of the term
"Specially Serviced Mortgage Loan" in the "Glossary of Terms" to this prospectus supplement.

         A Specially Serviced Mortgage Loan can become a Rehabilitated Mortgage
Loan to which the master servicer will re-assume all servicing responsibilities.

         The master servicer and the special servicer will, in general, each be required to pay all ordinary expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. See "Description of the Offered
Certificates--Advances--Servicing Advances" in this prospectus supplement.

         The Primary Servicer, the master servicer and the special servicer and any director, officer, employee or agent of any of them will be entitled to indemnification from the trust out of collections on, and other proceeds of, the mortgage loans (and, if and to the extent that the matter relates to a Serviced
Companion Mortgage Loan or B Note, out of collections on, and other proceeds of, the Serviced Companion Mortgage Loan or B Note) against any loss, liability, or expense incurred in connection with any legal action relating to the Pooling and
Servicing Agreement, the mortgage loans, any Serviced Companion Mortgage Loan, any B Note or the certificates other than any loss, liability or expense incurred by reason of the Primary Servicer's, master servicer's or special servicer's willful misfeasance, bad faith or negligence in the performance of their duties under the Pooling and Servicing Agreement.

         The Non-Serviced Mortgage Loan Pooling and Servicing Agreements
generally require the consent of the trustee, as holder of the Non-Serviced
Mortgage Loans, to certain amendments to that agreement that would adversely affect the rights of the trustee in that capacity.

SERVICING OF THE JL HOLDINGS PORTFOLIO LOAN GROUP, THE HINCKLEY PORTFOLIO
LOAN GROUP, THE OAK TREE VILLAGE APARTMENTS A/B MORTGAGE LOAN AND THE MISSOURI
CITY SHOPPING CENTER A/B MORTGAGE LOAN

THE JL HOLDINGS PORTFOLIO LOAN GROUP

         Mortgage Loan Nos. 36-125 (the "JL Holdings Portfolio Pari Passu
Loan"), which had an outstanding principal balance as of the Cut-off Date of
$14,921,771, representing 1.2% of the Initial Pool Balance, is secured by the same mortgaged properties on a pari passu basis with another note (the "JL
Holdings Portfolio Companion Loan"), and on a subordinate basis with a subordinate note (the "JL Holdings Portfolio B Note"). The JL Holdings Portfolio
Companion Loan is currently held by the trustee for the BSCMS 2005-PWR8 securitization. The JL Holdings Portfolio Pari Passu Loan and the JL Holdings
Portfolio Companion Loan and the JL Holdings Portfolio B Note have the same borrower and are all secured by the same mortgage instrument encumbering the JL
Holdings Portfolio Mortgaged Properties. The interest rate and maturity date of the JL Holdings Portfolio Companion Loan are identical to those of the JL
Holdings Portfolio Pari Passu Loan. Payments from the borrower under the JL
Holdings Portfolio Loan Group will be applied on a pari passu basis to the JL
Holdings Portfolio Pari Passu Loan and the JL Holdings Portfolio Companion Loan.
The JL Holdings Portfolio B Note had an original principal balance of
$29,800,000, an interest rate of 8.67% and an original term of 10 years, and is cross-defaulted with the JL Holdings Portfolio Companion Loan and the JL
Holdings Portfolio Pari Passu Loan. The JL Holdings Portfolio Companion Loan and
the JL Holdings Portfolio B Note are not assets of the trust.

         The JL Holdings Portfolio Loan Group is currently being serviced under the BSCMS 2005-PWR8 Pooling and Servicing Agreement. That agreement provides for servicing in a manner acceptable for rated transactions similar in nature to the
Series 2005-TOP19 securitization. The servicing arrangements under the BSCMS
2005-PWR8 Pooling and Servicing Agreement are generally similar to the servicing arrangements under the Pooling and Servicing Agreement.

                                     S-123

         Payments: Under the terms of the JL Holdings Portfolio Loan Group intercreditor agreement, prior to the occurrence and continuance of (i) a monetary event of default or a material event of default, (ii) the acceleration of the JL Holdings Portfolio Pari Passu Loan, or (iii) the JL Holdings Portfolio
Pari Passu Loan becoming a specially serviced mortgage loan as a result of a monetary event of default or a material event of default or the occurrence of the maturity date and after payment or reimbursement of the servicing fees due under the BSCMS 2005-PWR8 Pooling and Servicing Agreement, any additional trust fund expenses under the BSCMS 2005-PWR8 Pooling and Servicing Agreement and/or
advances and any costs or fees payable pursuant to the JL Holdings Portfolio
Pari Passu Mortgage, in each case, to the extent provided for in the JL Holdings
Portfolio Pari Passu Mortgage and the BSCMS 2005-PWR8 Pooling and Servicing
Agreement, all payments and proceeds (of whatever nature) received with respect to the JL Holdings Portfolio Pari Passu Mortgage (including amounts received by the BSCMS 2005-PWR8 Master Servicer or the BSCMS 2005-PWR8 Special Servicer
pursuant to the BSCMS 2005-PWR8 Pooling and Servicing Agreement but excluding any amounts for required reserves or escrows required by the JL Holdings
Portfolio Pari Passu Mortgage and proceeds, awards or settlements to be applied to the restoration or repair of the mortgaged property securing the JL Holdings
Portfolio Pari Passu Mortgage or released to the borrower under the JL Holdings
Portfolio Pari Passu Mortgage in accordance with the terms of the JL Holdings
Portfolio Pari Passu Mortgage) to the extent not otherwise required to be applied under the JL Holdings Portfolio Pari Passu Mortgage will be paid:

         o    First, pari passu to the holders of the JL Holdings Portfolio Pari
              Passu Loan and the JL Holdings Portfolio Companion Loan in an
              amount equal to the accrued and unpaid interest on the principal balance of the JL Holdings Portfolio Pari Passu Loan and the JL
              Holdings Portfolio Companion Loan at the net rate for the JL
              Holdings Portfolio Pari Passu Loan and the JL Holdings Portfolio
              Companion Loan;

         o    Second, to each holder of the JL Holdings Portfolio Pari Passu
              Loan and the JL Holdings Portfolio Companion Loan, in an amount equal to the principal portion calculated in accordance with the terms of the JL Holdings Portfolio Pari Passu Loan and the JL
              Holdings Portfolio Companion Loan (other than any principal prepayment allocation amount related to the JL Holdings Portfolio
              Pari Passu Loan and the JL Holdings Portfolio Companion Loan and
              any principal prepayment allocation amount related to the JL
              Holdings Portfolio B Note), if any, with respect to the JL
              Holdings Portfolio Pari Passu Mortgage;

         o    Third, to each holder of the JL Holdings Portfolio Pari Passu Loan and the JL Holdings Portfolio Companion Loan in an amount equal to the principal prepayment allocation amount related to the JL
              Holdings Portfolio Pari Passu Loan and the JL Holdings Portfolio
              Companion Loan in reduction (to not less than zero) of the
              Principal Balance of the JL Holdings Portfolio Pari Passu Loan and
              the JL Holdings Portfolio Companion Loan;

         o    Fourth, to the holder of the JL Holdings Portfolio B Note in an amount equal to the accrued and unpaid interest on the principal balance of the JL Holdings Portfolio B Note at the JL Holdings
              Portfolio B Note rate;

         o    Fifth, to the holder of the JL Holdings Portfolio B Note, in an amount equal to the principal portion calculated in accordance with the terms of the JL Holdings Portfolio B Note (other than any principal prepayment allocation amount related to the JL Holdings
              Portfolio Pari Passu Loan and the JL Holdings Portfolio Companion
              Loan and any principal prepayment allocation amount related to the
              JL Holdings Portfolio B Note), if any, with respect to the JL
              Holdings Portfolio Loan Group;

         o    Sixth, to the holder of the JL Holdings Portfolio B Note in an amount equal to the JL Holdings Portfolio B Note principal prepayment allocation amount in reduction (to not less than zero)
              of the JL Holdings Portfolio B Note principal balance;

         o    Seventh, to the extent actually paid, any default interest in excess of the interest paid respectively to the Note A Holder or the holder of the JL Holdings Portfolio B Note in accordance with clauses first and fourth above and any late charges (but in each case only to the extent, if any, not required to be

                                     S-124

              otherwise applied pursuant to the Pooling and Servicing
              Agreement), shall be paid first to the each holder of the JL
              Holdings Portfolio Pari Passu Loan and the JL Holdings Portfolio
              Companion Loan and then to the holder of the JL Holdings Portfolio
              B Note, based on the total amount of default interest and/or late charges then owing to each such party;

         o    Eighth, first to each holder of the JL Holdings Portfolio Pari
              Passu Loan and the JL Holdings Portfolio Companion Loan and then to the holder of the JL Holdings Portfolio B Note, in an amount equal to the prepayment premium, to the extent actually paid, allocable to the respective notes;

         o    Ninth, to the holder of the JL Holdings Portfolio B Note, up to the amount of any unreimbursed costs and expenses; and

         o    Tenth, any excess, pro rata, to each holder of the JL Holdings
              Portfolio Pari Passu Loan and the JL Holdings Portfolio Companion
              Loan and the holder of the JL Holdings Portfolio B Note based upon the initial principal balance of the JL Holdings Portfolio Pari
              Passu Loan and the JL Holdings Portfolio Companion Loan Note and
              the principal balance of the JL Holdings Portfolio B Note, respectively.

         Following the occurrence and during the continuance of a monetary event of default or material event of default, the acceleration of the JL Holdings
Portfolio Mortgage Loan, the JL Holdings Portfolio Mortgage Loan becoming a specially serviced mortgage loan as a result of a monetary event of default or material event of default or the occurrence of the maturity date, after payment or reimbursement of the servicing fees due under the BSCMS 2005-PWR8 Pooling and
Servicing Agreement, any additional trust fund expenses under the BSCMS
2005-PWR8 Pooling and Servicing Agreement and/or advances and any costs or fees payable pursuant to the JL Holdings Portfolio Pari Passu Mortgage, in each case, to the extent provided for in the JL Holdings Portfolio Pari Passu Mortgage and
the BSCMS 2005-PWR8 Pooling and Servicing Agreement, all payments and proceeds
(of whatever nature) received with respect to the JL Holdings Portfolio B Note will be subordinated to all payments due under each of the JL Holdings Portfolio
Pari Passu Loan and the JL Holdings Portfolio Companion Loan and the amounts received with respect to the JL Holdings Portfolio Mortgage Loan (including amounts received by the BSCMS 2005-PWR8 Master Servicer or the BSCMS 2005-PWR8
Special Servicer pursuant to the BSCMS 2005-PWR8 Pooling and Servicing Agreement
but excluding any amounts for required reserves or escrows required by the JL
Holdings Portfolio Pari Passu Mortgage and proceeds, awards or settlements to be applied to the restoration or repair of the mortgaged property securing the JL
Holdings Portfolio Pari Passu Mortgage or released to the JL Holdings Portfolio
Pari Passu Mortgage borrower in accordance with the terms of the JL Holdings
Portfolio Pari Passu Mortgage) will be paid:

         o    First, to each holder of the JL Holdings Portfolio Pari Passu Loan and the JL Holdings Portfolio Companion Loan, in an amount equal to accrued and unpaid interest on the principal balance of the JL
              Holdings Portfolio Pari Passu Loan and the JL Holdings Portfolio
              Companion Loan at the interest rate on the JL Holdings Portfolio
              Pari Passu Loan and the JL Holdings Portfolio Companion Loan
              through the end of the related interest accrual period;

         o    Second, to each holder of the JL Holdings Portfolio Pari Passu
              Loan and the JL Holdings Portfolio Companion Loan, in an amount equal to the principal balance on the JL Holdings Portfolio Pari
              Passu Loan and the JL Holdings Portfolio Companion Loan until paid in full;

         o    Third, to the holder of the JL Holdings Portfolio B Note, in an amount equal to the accrued and unpaid interest on the Note B
              Principal Balance at the interest rate on the JL Holdings
              Portfolio B Note through the end of the related interest accrual period;

         o    Fourth, to the holder of the JL Holdings Portfolio B Note, in an amount equal to the principal balance on the JL Holdings Portfolio
              B Note until paid in full;

         o    Fifth, to each holder of the JL Holdings Portfolio Pari Passu Loan and the JL Holdings Portfolio Companion Loan, in an amount equal to any prepayment premium, to the extent actually paid, allocable to JL Holdings Portfolio Pari Passu Loan and the JL Holdings
              Portfolio Companion Loan;

                                     S-125

         o    Sixth, to the holder of the JL Holdings Portfolio B Note, in an amount equal to any prepayment premium, to the extent actually paid, allocable to JL Holdings Portfolio B Note;

         o    Seventh, to the holder of the JL Holdings Portfolio B Note, in an amount equal to any default interest at the default rate on the JL
              Holdings Portfolio Pari Passu Loan and the JL Holdings Portfolio
              Companion Loan and any late payment fees allocable to JL Holdings
              Portfolio Pari Passu Loan and the JL Holdings Portfolio Companion
              Loan;

         o    Eighth, to the holder of the JL Holdings Portfolio B Note, in an amount equal to any default interest at the default rate on the JL
              Holdings Portfolio B Note and any late payment fees allocable to the JL Holdings Portfolio B Note;

         o    Ninth, to the holder of the JL Holdings Portfolio B Note up to the amount of any unreimbursed costs and expenses; and

         o    Tenth, any excess, pro rata, to each holder of the JL Holdings
              Portfolio Pari Passu Loan and the JL Holdings Portfolio Companion
              Loan and the holder of the JL Holdings Portfolio B Note based upon the initial principal balance on the JL Holdings Portfolio Pari
              Passu Loan and the JL Holdings Portfolio Companion Loan and
              principal balance on the JL Holdings Portfolio B Note,
              respectively.

Rights of the Holders of the JL Holdings Portfolio B Note and the JL Holdings
Portfolio Pari Passu Loan

         Except under the circumstances described below in this section, the
BSCMS 2005-PWR8 Master Servicer and the BSCMS 2005-PWR8 Special Servicer for the
JL Holdings Portfolio Loan Group will be required to obtain the prior written consent of the holder of the JL Holdings Portfolio B Note prior to taking any of the following actions (which consent may be deemed given under the circumstances contemplated by the related intercreditor agreement):

         o    any modification or waiver that would result in the extension of the maturity date a reduction in the interest rate or the monthly debt service payment or a deferral or a forgiveness of interest on or principal or any other monetary term (other than default interest) or a modification or waiver of any provision covering additional indebtedness or transferring any related mortgaged property or any interest therein;

         o    any modification of, or waiver with respect to, the JL Holdings
              Portfolio Loan Group or any loan therein that would result in a discounted pay-off of that loan;

         o    any foreclosure upon or comparable conversion of the ownership of any related mortgaged property or any acquisition of mortgaged property by deed-in-lieu of foreclosure;

         o    any proposed sale of a related REO Property for less than the an amount approximately equal to the purchase price;

         o    any determination to bring a related mortgaged property into compliance with applicable environmental laws;

         o    any acceptance of substitute or additional collateral;

         o    any waiver of a "due-on-sale" or "due-on-encumbrance" clause;

         o    any release of the borrower, any guarantor or other obligor from liability with respect to the JL Holdings Portfolio Loan Group or any loan therein;

                                     S-126

         o    any consent to the execution, termination, modification or any other matter under the master lease related to the mortgaged properties that secure the JL Holdings Portfolio Loan Group, to the extent the lender's approval is required under the loan documents;

         o    any approval of additional indebtedness secured by any related mortgaged property, to the extent the lender's approval is required under the related mortgage loan documents; or

         o    any renewal or replacement of the then existing insurance
              policies, to the extent the lender's approval is required under the related mortgage loan documents, or any waiver, modification or amendment of any insurance requirements under the related mortgage loan documents;

         provided, that approval by the holder of the JL Holdings Portfolio B
Note to any such proposed action requiring its approval shall be deemed given if the holder of the JL Holdings Portfolio B Note fails to notify the BSCMS
2005-PWR8 Master Servicer or BSCMS 2005-PWR8 Special Servicer, as the case may be, of its approval or disapproval of any such proposed action within five (5)
business days of delivery to the holder of the JL Holdings Portfolio B Note of written notice of such a proposed action, together with the information requested by the holder of the Holdings Portfolio B Note, such action by the
BSCMS 2005-PWR8 Master Servicer or BSCMS 2005-PWR8 Special Servicer, as the case may be, shall be deemed to have been approved by the holder of the JL Holdings
Portfolio B Note. In addition, the foregoing approval rights shall terminate upon termination of the rights of the holder of the JL Holdings Portfolio B Note to purchase the JL Holdings Portfolio Companion Loan and JL Holdings Portfolio
Pari Passu Loan during the repurchase period, which begins upon its receipt of a notice of default by the related borrower and ends 45 days later.

         Whether or not the repurchase period has ended, the holder of the JL
Holdings Portfolio B Note will have the right to consult with the BSCMS
2005-PWR8 Master Servicer or the BSCMS 2005-PWR8 Special Servicer, as
applicable, regarding the JL Holdings Portfolio Loan Group.

         Pursuant to an intercreditor agreement, the holders of the JL Holdings
Portfolio Pari Passu Loan and the JL Holdings Portfolio Companion Loan also have the right to vote on taking the actions discussed above, subject to similar qualifications, which vote will be determined by holders of a majority in principal amount of the JL Holdings Portfolio Pari Passu Loan and the JL
Holdings Portfolio Companion Loan; provided, however, that if such majority cannot agree on a course of action within 45 days, then the series BSCMS
2005-PWR8 controlling class representative may direct the BSCMS 2005-PWR8 Master
Servicer or the BSCMS 2005-PWR8 Special Servicer to take such action as satisfies the requirements of the BSCMS 2005-PWR8 Pooling and Servicing
Agreement, including the servicing standard thereunder.

         The trust, as holder of the JL Holdings Portfolio Pari Passu Loan will have the right to consult with the BSCMS 2005-PWR8 Master Servicer and the BSCMS
2005-PWR8 Special Servicer, as applicable, regarding the JL Holdings Portfolio
Loan Group.

         Notwithstanding the foregoing, the BSCMS 2005-PWR8 Master Servicer and the BSCMS 2005-PWR8 Special Servicer are not required to comply with any advice, consultation, approval or non-approval provided by the holder of the JL Holdings
Portfolio B Note or the holder of the JL Holdings Portfolio Pari Passu Loan if such advice, or consultation, approval or non-approval would (A) cause a violation of any applicable law, (B) be inconsistent with the servicing standard under the BSCMS 2005-PWR8 Pooling and Servicing Agreement, (C) cause a violation of the provisions of the intercreditor agreement or the BSCMS 2005-PWR8 Pooling and Servicing Agreement relating to the REMIC provisions, (D) cause a violation of any other provisions of the intercreditor agreement or the BSCMS 2005-PWR8
Pooling and Servicing Agreement, (E) cause a violation of the terms of the related mortgage loan, or (F) materially expand the scope of any servicer's responsibilities under the BSCMS 2005-PWR8 Pooling and Servicing Agreement.

         The holder of the JL Holdings Portfolio B Note will also have the option to purchase the JL Holdings Portfolio Pari Passu Loan and the JL Holdings
Portfolio Companion Loan (in whole and not in part) if an event of default under the JL Holdings Portfolio Loan occurs and is continuing. This right may be exercised during the 45-

                                     S-127

day period beginning upon receipt by the holder of the JL Holdings Portfolio B
Note of a notice of borrower default and transfer of the loan to the special servicer.

         The holder of the JL Holdings Portfolio B Note shall have the right to transfer the JL Holdings Portfolio B Note or any portion thereof, to a qualified institutional lender, without obtaining the BSCMS 2005-PWR8 Master Servicer's prior written consent, provided, that prior to the transfer the BSCMS 2005-PWR8
Master Servicer is provided with (A) an officer's certificate from a senior officer of the holder of the JL Holdings Portfolio B Note certifying that the transferee is a qualified institutional lender and (B) a copy of the assignment and assumption agreement. The holder of the JL Holdings Portfolio B Note shall also have the right to transfer the JL Holdings Portfolio B Note, or any interest therein, to a JL Holdings Portfolio B Note pledgee.

         The JL Holdings Portfolio B Note is currently held by Wells Fargo Bank,
National Association, which is also the related mortgage loan seller and the
BSCMS 2005-PWR8 Master Servicer, as well as the BSCMS 2005-PWR8 Certificate
Administrator.

         The holder of the JL Holdings Portfolio B Note may have relations and interests that conflict with those of the Certificateholders. It has no obligations to the Certificateholders and may act solely in its own interests.
No Certificateholder may take any action against the holder of the JL Holdings
Portfolio B Note for acting solely in its own interests.

THE HINCKLEY PORTFOLIO LOAN GROUP

         Mortgage Loan Nos. 28-32 (the "Hinckley Portfolio Pari Passu Loan"),
which had an aggregate outstanding principal balance as of the Cut-off Date of
$17,463,277, representing 1.4% of the Initial Pool Balance, is secured by the same mortgaged property on a pari passu basis with another group of notes (the
"Hinckley Portfolio Companion Loan"), which are not included in the trust and had an aggregate outstanding principal balance as of the Cut-off Date of
$17,463,277. The Hinckley Portfolio Companion Loan is currently held by Wells
Fargo Bank, National Association. The Hinckley Portfolio Pari Passu Loan and the
Hinckley Portfolio Companion Loan have the same borrower and are all secured by the same mortgage instrument encumbering the Hinckley Portfolio Mortgaged
Property. The interest rate and maturity date of the Hinckley Portfolio
Companion Loan are identical to those of the Hinckley Portfolio Pari Passu Loan.
Payments from the borrower under the Hinckley Portfolio Loan Group will be applied on a pari passu basis to the Hinckley Portfolio Pari Passu Loan and the
Hinckley Portfolio Companion Loan.

         The Hinckley Portfolio Pari Passu Loan and the Hinckley Portfolio
Companion Loan will each be serviced pursuant to the Pooling and Servicing
Agreement. The intercreditor agreement between the holders of the Hinckley
Portfolio Pari Passu Loan and the holders of the Hinckley Portfolio Companion
Loan is expected to provide that for so long as the Hinckley Portfolio Pari
Passu Loan is included in a securitization the applicable master servicer or the special servicer, if applicable, will be obligated to administer the Hinckley
Portfolio Pari Passu Loan consistently with the terms of the related intercreditor agreement and the Pooling and Servicing Agreement. It is expected that the special servicer will be required to give the holders of the Hinckley
Portfolio Companion Loan or their representatives prompt notice of any determination by the special servicer to take certain specified actions. The holders of the Hinckley Portfolio Companion Loan or their representatives will have an opportunity to consult with the special servicer after receipt of such notice with respect to any such proposed action.

         Except under the circumstances described below in this section, the master servicer and the special servicer will be required to obtain the vote of the holders of a majority in aggregate principal amount of the Hinckley
Portfolio Pari Passu Loan and the Hinckley Portfolio Companion Loan prior to taking any of the following actions:

         o    any modification or waiver that would result in the extension of the maturity date a reduction in the interest rate or the monthly debt service payment or a deferral or a forgiveness of interest on or principal or any other monetary term (other than default interest) or a modification or waiver of any provision covering additional indebtedness or transferring any related mortgaged property or any interest therein;

                                     S-128

         o    any modification of, or waiver with respect to, the Hinckley
              Portfolio Loan Group or any loan therein that would result in a discounted pay-off of that loan;

         o    any foreclosure upon any related mortgaged property;

         o    any proposed sale of a related REO Property for less than the amount approximately equal to the purchase price;

         o    any determination to bring a related mortgaged property into compliance with applicable environmental laws;

         o    any acceptance of substitute or additional collateral;

         o    any waiver of a "due-on-sale" or "due-on-encumbrance" clause;

         o    any release of the borrower, any guarantor or other obligor from liability with respect to the Hinckley Portfolio Loan Group or any loan therein;

         o    any approval of additional indebtedness secured by any related mortgaged property, to the extent the lender's approval is required under the mortgage loan documents; or

         o    any renewal or replacement of the then existing insurance
              policies, to the extent the lender's approval is required under the loan documents, or any waiver, modification or amendment of any insurance requirements under the mortgage loan documents;

         provided, however, that if such majority cannot agree on a course of action within 45 days, then the controlling class representative may direct the master servicer or special servicer to take such action as satisfies the requirements of the Pooling and Servicing Agreement, including the Servicing
Standard.

         The initial holder of the Hinckley Portfolio Companion Loan is currently Wells Fargo Bank, National Association, which is also the related mortgage loan seller and master servicer hereunder.

         The holder of the Hinckley Portfolio Companion Loan may have relations and interests that conflict with those of the Certificateholders. It has no obligations to the Certificateholders and may act solely in its own interests.
No Certificateholder may take any action against the holder of the Hinckley
Portfolio Companion Loan for acting solely in its own interests.

THE OAK TREE VILLAGE APARTMENTS A/B MORTGAGE LOAN

         Mortgage Loan No. 24, which had an original principal balance of
$19,000,000 (the "Oak Tree Village Apartments Mortgage Loan"), represents approximately 1.5% of the Initial Pool Balance. The mortgage on the related mortgaged property also secures one subordinate note with an original principal balance of $1,000,000 (the "Oak Tree Village Apartments B Note"). The Oak Tree
Village Apartments B Note initially will be held by Principal Life Insurance
Company, which holder may sell or transfer the Oak Tree Village Apartments B
Note at any time subject to compliance with the requirements of the related intercreditor agreement. The Oak Tree Village Apartments B Note is not included in the trust but will be serviced pursuant to the Pooling and Servicing
Agreement. The Oak Tree Village Apartments Mortgage Loan together with the Oak
Tree Village Apartments B Note are referred to herein as the "Oak Tree Village
Apartments A/B Mortgage Loan." The Oak Tree Village Apartments Mortgage Loan and
the Oak Tree Village Apartments B Note each have the same borrower and the same maturity date.

                                     S-129

The Oak Tree Village Apartments Intercreditor Agreement

         The initial holder of the Oak Tree Village Apartments Mortgage Loan and the initial holder of the Oak Tree Village Apartments B Note entered into an intercreditor agreement dated as of June 20, 2005 (the "Oak Tree Village
Apartments Intercreditor Agreement").

Rights of the Holder of the Oak Tree Village Apartments B Note

         Pursuant to the terms of the Oak Tree Village Apartments Intercreditor
Agreement, the holder of the Oak Tree Village Apartments B Note has the right to direct the master servicer with respect to various servicing matters (including substitution or release of the related mortgaged property) affecting the Oak
Tree Village Apartments A/B Mortgage Loan as described hereunder. In addition, the holder of the Oak Tree Village Apartments B Note has the right (i) to replace the special servicer of the Oak Tree Village Apartments A/B Mortgage
Loan under the conditions described under "Servicing of the Mortgage
Loans--Special Servicer--Termination of the Special Servicer" and (ii) whether or not an Oak Tree Village Apartments Change of Control Event has occurred, (a)
to cure a monetary event of default within 10 days after the later of its receipt of notice of such event of default or the expiration of the applicable notice and grace periods; (b) to cure a non-monetary default, within 30 days following the later of receipt of notice of such event of default or the expiration of the applicable notice and grace periods and (c) to purchase the
Oak Tree Village Apartments Mortgage Loan (in whole but not in part) if an event of default under the Oak Tree Village Apartments A/B Mortgage Loan has occurred and such A/B Mortgage Loan has becomes specially serviced.

         If a monetary event of default (as to which the holder of the Oak Tree
Village Apartments B Note or its designee is not curing in accordance with the
Oak Tree Village Apartments Intercreditor Agreement) has occurred and is continuing with respect to the Oak Tree Village Apartments Mortgage Loan, or a
material non-monetary event of default (as to which the holder of the Oak Tree
Village Apartments B Note or its designee is not curing in accordance with the
Oak Tree Village Apartments Intercreditor Agreement) has occurred and is continuing at a time when the Oak Tree Village Apartments Mortgage Loan is being specially serviced, then the aggregate amount of all payments and other collections will be applied to pay accrued and unpaid interest (other than default interest) and principal and certain other amounts described in the Oak
Tree Village Apartments Intercreditor Agreement (until such amounts have been paid in full) payable on the Oak Tree Village Apartments Mortgage Loan prior to paying interest or principal to the holder of the Oak Tree Village Apartments B
Note. At all other times, amounts received and other collections with respect to the Oak Tree Village Apartments A/B Mortgage Loan will be applied to pay accrued and unpaid interest (other than default interest) and principal payable on the
Oak Tree Village Apartments Mortgage Loan and the Oak Tree Village Apartments B
Note, as further described in the Oak Tree Village Apartments Intercreditor
Agreement.

Certain Rights to Consult with and Direct the Special Servicer

         With respect to the Oak Tree Village Apartments A/B Mortgage Loan,
except under the circumstances described below, neither the master servicer nor the special servicer, as applicable, will be permitted to take (or, in the case of the special servicer, if and when appropriate under the Pooling and Servicing
Agreement, to consent to the master servicer's taking), at any time (whether or not an event of default under the Oak Tree Village Apartments A/B Mortgage Loan documents has occurred) any of the following actions (but only if the Pooling and Servicing Agreement requires the special servicer to consent to, or consult with any other servicer about, or otherwise share in the servicing responsibility of processing a decision regarding any such action ), unless the master servicer or special servicer, as applicable, has notified the holder of the Oak Tree Village Apartments B Note of such proposed action in writing, and such holder has not objected in writing within 5 business days (if the Oak Tree
Village Apartments A/B Mortgage Loan is not specially serviced) or 10 business days (if the Oak Tree Village Apartments A/B Mortgage Loan is specially serviced) following the holder of the Oak Tree Village Apartments B Note having been notified and provided with all information that such holder reasonably requests with respect to the proposed action:

         o    any proposed foreclosure upon, acceptance of a deed-in-lieu of foreclosure, or comparable conversion (which may include
              acquisition as REO Property) of the ownership of the related mortgaged property and the other collateral securing the Oak Tree
              Village Apartments A/B Mortgage Loan;

                                     S-130

         o    any modification, extension, amendment or waiver of a monetary term (including, without limitation, the timing of payments) and any material non-monetary term (including any material term relating to insurance) of the Oak Tree Village Apartments A/B
              Mortgage Loan (including, without limitation, any modification, amendment or waiver which would result in a discounted payoff of such A/B Mortgage Loan);

         o    any proposed sale of the related mortgaged property after it becomes REO Property; o any acceptance of a discounted payoff of any portion of the Oak Tree Village Apartments A/B Mortgage Loan;

         o    any determination to bring the related mortgaged property
              (including if it is an REO Property) into compliance with
              applicable environmental laws or to otherwise address hazardous materials located at the related mortgaged property;

         o    any release of material collateral for the Oak Tree Village
              Apartments A/B Mortgage Loan (including, but not limited to, the termination or release of any reserves, escrows or letters of credit), other than in accordance with the terms of the loan documents for, or upon satisfaction of, such A/B Mortgage Loan;

         o    any acceptance of substitute or additional collateral for the Oak
              Tree Village Apartments A/B Mortgage Loan (other than in
              accordance with the terms of the loan documents for such A/B
              Mortgage Loan);

         o    any waiver of a "due-on-sale" or "due-on-encumbrance" clause with respect to the Oak Tree Village Apartments A/B Mortgage Loan or
              the approval of the incurrence of any other additional
              indebtedness secured directly or indirectly by the related mortgaged property or any ownership or other interest in the borrower, including, but not limited to mezzanine debt and/or a preferred equity investment;

         o    any release or substitution of the borrower, any guarantor, indemnitor or other obligor from liability in respect of all or any portion of the Oak Tree Village Apartments A/B Mortgage Loan,
              including, without limitation, any acceptance of an assumption agreement releasing the borrower (or other obligor with respect to such A/B Mortgage Loan) from liability under such A/B Mortgage
              Loan;

         o    any renewal or replacement of the then existing insurance policies with respect to the Oak Tree Village Apartments A/B Mortgage Loan to the extent that such renewal or replacement policy does not comply with the terms of the related mortgage loan documents or any waiver, modification or amendment of any insurance
              requirements under the related mortgage loan documents, in each case if lenders' approval is required under the related mortgage loan documents; and

         o    any adoption or approval of a plan in bankruptcy of the borrower;

         provided that, in the event that the master servicer or special servicer, as applicable, determines that immediate action is necessary to protect the interests of the certificateholders and the holder of the Oak Tree
Village Apartments B Note (as a collective whole), the master servicer or special servicer, as applicable, may take (or, in the case of the special servicer, if and when appropriate under the Pooling and Servicing Agreement, may consent to the master servicer's taking) any such action without waiting for the response of the Oak Tree Village Apartments B Note holder.

         Notwithstanding the foregoing, no advice, direction or objection given or made by the holder of the Oak Tree Village Apartments B Note for the Oak Tree
Village Apartments A/B Mortgage Loan may, and the master servicer and the special servicer are each to ignore any advice, direction or objection so given that in its reasonable judgment would:

                                     S-131

         o    require, cause or permit such servicer to violate applicable law, any provision of the Oak Tree Village Apartments Intercreditor
              Agreement or the Pooling and Servicing Agreement, including that party's obligation to act in accordance with the Servicing
              Standard; or

         o    result in an adverse tax consequence for the trust fund.

         Furthermore, the master servicer or the special servicer, as applicable, will not be obligated to seek approval from the holder of the Oak
Tree Village Apartments B Note for any actions to be taken by such servicer with respect to the workout or liquidation of the Oak Tree Village Apartments A/B
Mortgage Loan if:

         o    the master servicer or special servicer has, as provided in the second preceding paragraph notified the holder of the Oak Tree
              Village Apartments B Note in writing of various actions that the master servicer or special servicer proposes to take with respect to the workout or liquidation of the Oak Tree Village Apartments B
              Note; and

         o    for 90 days following the first such notice, the holder of the Oak
              Tree Village Apartments B Note has objected to all of those proposed actions and has failed to suggest any alternative actions that the master servicer or special servicer considers to be consistent with the Servicing Standard.

         Notwithstanding the foregoing, the holder of the Oak Tree Village
Apartments B Note will not have the rights otherwise described above for so long as an Oak Tree Village Apartments Change of Control Event exists with respect to the Oak Tree Village Apartments A/B Mortgage Loan.

Cure Rights of the Holder of the Oak Tree Village Apartments B Note

         In addition, the holder of the Oak Tree Village Apartments B Note will be entitled (subject to certain terms and conditions set forth in the Oak Tree
Village Apartments Intercreditor Agreement) to cure monetary events of default under the Oak Tree Village Apartments A/B Mortgage Loan, in which case the special servicer will refrain from taking any action against the related borrower, any related guarantor or any related mortgaged property. The holder of the Oak Tree Village Apartments B Note may exercise such right to cure within 10 days after the later of receipt of notice or the expiration of the grace period.
Notwithstanding the foregoing, the holder of the Oak Tree Village Apartments B
Note will not be required to pay or reimburse any person amounts which constitute prepayment premiums, default interest, late charges, special servicing fees (to the extent the Oak Tree Village Apartments A/B Mortgage Loan is not then specially serviced), workout fees and/or liquidation fees. So long as a monetary default exists for which a cure payment permitted under the Oak
Tree Village Apartments Intercreditor Agreement is made, or a non-monetary default exists for which the holder of the Oak Tree Village Apartments B Note
(or its designee) is pursuing a cure within the applicable cure period and in accordance with the terms of the Oak Tree Village Apartments Intercreditor
Agreement, such monetary default or non-monetary default will not be treated as a default under the loan documents by the master servicer or special servicer;
but such limitation will not prevent the master servicer or special servicer from collecting default interest or late charges. Notwithstanding the foregoing, the holder of the Oak Tree Village Apartment B Note is entitled to (i) no more than 4 consecutive cure events, (ii) no more than 6 cure events, whether or not consecutive, in any 12 month period and (iii) no more than 9 cure events over the life of the Oak Tree Village Apartments Mortgage Loan.

Purchase Option

         The holder of the Oak Tree Village Apartments B Note will also have the option to purchase the Oak Tree Village Apartments Mortgage Loan if an event of default under the Oak Tree Village Apartments A/B Mortgage Loan occurs and such
A/B Mortgage Loan becomes specially serviced. If and for so long as the Oak Tree
Village Apartments A/B Mortgage Loan remains specially serviced and, further, upon the earliest to occur of: (i) any monthly payment becoming at least 60 days delinquent, (ii) immediately prior to the holder of the Oak Tree Village
Apartments B Note losing its control rights under the Oak Tree Village
Apartments Intercreditor Agreement (provided that an event of default either has occurred and is continuing or is reasonably foreseeable), and (iii) the initiation of foreclosure proceedings or any other enforcement action by the special servicer, the holder of the Oak Tree Village Apartments B Note may, at its option, purchase or designate another person to purchase the Oak Tree

                                     S-132

Village Apartments Mortgage Loan at the purchase price set forth in, and in accordance with the requirements of, the Oak Tree Village Apartments
Intercreditor Agreement, which such purchase price is generally equal to a par purchase price. No workout fee, liquidation fee or similar fee payable to the master servicer or special servicer for the Oak Tree Village Apartments A/B
Mortgage Loan will be payable by the holder of the Oak Tree Village Apartments B
Note if (i) the Pooling and Servicing Agreement does not expressly provide for payment of such liquidation fees by the holder of the Oak Tree Village
Apartments B Note or (ii) with respect to any liquidation fee which is expressly required to be paid under the Pooling and Servicing Agreement in connection with such purchase by the holder of the Oak Tree Village Apartments B Note, the Oak
Tree Village Apartments Mortgage Loan is purchased within 90 days of the later of the transfer of the Oak Tree Village Apartments A/B Mortgage Loan to the
special servicer and the receipt by the holder of the Oak Tree Village
Apartments B Note of written notice from the special servicer that such transfer has taken place. Furthermore, the holder of the Oak Tree Village Apartments B
Note will not be required to pay any amounts payable by the related mortgage borrower as exit fees or any other charges or fees, prepayment premiums, make-whole premiums, yield maintenance amounts or similar charges, as part of such purchase price. The foregoing purchase rights of the holder of the Oak Tree
Village Apartments B Note do not apply to any REO Property related to the Oak
Tree Village Apartments A/B Mortgage Loan and will terminate upon the completion of the foreclosure of the related mortgaged property or the acceptance of a deed in lieu of foreclosure with respect to such mortgaged property.

         The initial holder of the Oak Tree Village Apartments B Note will be
Principal Life Insurance Company or an affiliate thereof. Principal Life
Insurance Company is an affiliate of the related mortgage loan seller and related primary servicer for the Oak Tree Village Apartments A/B Mortgage Loan.

         The holder of the Oak Tree Village Apartments B Note may have relationships and interests that conflict with those of the series 2005-TOP19 certificateholders. It has no obligations to the series 2005-TOP19 certificateholders and may act solely in its own interests. No series 2005-TOP19 certificateholder may take any action against the holder of the Oak Tree Village
Apartments B Note for acting solely in its own interests.

         When reviewing the rest of this "Servicing of the Mortgage Loans"
section under this prospectus supplement, it is important that you consider the effects that the rights and powers of the holder of the Oak Tree Village
Apartments B Note discussed above could have on the actions of the master servicer or special servicer.

THE MISSOURI CITY SHOPPING CENTER A/B MORTGAGE LOAN

         Mortgage Loan No. 168 (the "Missouri City Shopping Center Mortgage
Loan"), which had an outstanding principal balance as of the Cut-off Date of
$6,268,424, representing 0.5% of the Initial Pool Balance, is secured by a mortgaged property that also secures a subordinate loan (the "Missouri City
Shopping Center B Note"). The Missouri City Shopping Center Mortgage Loan,
together with the Missouri City Shopping Center B Note shall be referred to in this prospectus supplement as the "Missouri City Shopping Center A/B Mortgage
Loan." The Missouri City Shopping Center B Note is subordinate in right of payment to the Missouri City Shopping Center Mortgage Loan and had an original balance of $412,500. Only the Missouri City Shopping Center Mortgage Loan is
included in the trust. The Missouri City Shopping Center B Note is not an asset of the trust, and is currently held by CBA-Mezzanine Capital Finance, LLC.

         The holders of the Missouri City Shopping Center Mortgage Loan and the
Missouri City Shopping Center B Note entered into an intercreditor agreement, which sets forth the respective rights of each of the holders of the related
Missouri City Shopping Center A/B Mortgage Loan. Pursuant to the terms of that intercreditor agreement, the rights of the holder of the Missouri City Shopping
Center B Note to receive payments are subordinate to the rights of the holder of the related Missouri City Shopping Center Mortgage Loan to receive payments of interest, principal and certain other amounts with respect thereto. Prior to the occurrence of (i) the acceleration of the Missouri City Shopping Center Mortgage
Loan or the related Missouri City Shopping Center B Note, (ii) a monetary event of default or (iii) an event of default triggered by the bankruptcy of the borrower, the related borrower will make separate monthly payments of principal and interest to the master servicer and the holder of the related Missouri City
Shopping Center B Note, and following the occurrence and during the continuance of (i) the acceleration of a Missouri City Shopping Center Mortgage Loan or its
related Missouri City Shopping Center B Note, (ii) a monetary event of default or (iii) an event of default triggered by the bankruptcy of the related borrower,

                                     S-133

and subject to certain rights of the holder of the Missouri City Shopping Center
B Note to purchase the Missouri City Shopping Center Mortgage Loan from the trust, all payments and proceeds (of whatever nature) on the Missouri City
Shopping Center B Note will be subordinated to all payments due on the related
Missouri City Shopping Center Mortgage Loan and the holder of such Missouri City
Shopping Center B Note will not be entitled to receive any payment of principal or interest until the holder of the related Missouri City Shopping Center
Mortgage Loan has been paid all of its unreimbursed costs and expenses, accrued and unpaid non-default interest and unpaid principal in full.

         The Missouri City Shopping Center A/B Mortgage Loan will be serviced pursuant to the terms of the Pooling and Servicing Agreement.

Rights of the Holder of the Missouri City Shopping Center B Note

         Consent Rights. The master servicer and/or the special servicer may not enter into amendments, modifications or extensions of the Missouri City Shopping
Center Mortgage Loan or the Missouri City Shopping Center B Note in a material manner without the consent of the holder of the Missouri City Shopping Center B
Note; provided, however, that such consent right will expire when the repurchase period described below expires. Notwithstanding anything herein to the contrary, no advice, direction or objection from or by a holder of the Missouri City
Shopping Center B Note, as contemplated by the preceding paragraph, may require or cause the master servicer or special servicer, as applicable, to violate any provision of the Pooling and Servicing Agreement (including the master servicer's or special servicer's, as applicable, obligation to act in accordance with the Servicing Standard), the related loan documents or the REMIC
Provisions.

         Purchase Option. In the event that (i) any payment of principal or interest on the Missouri City Shopping Center Mortgage Loan or Missouri City
Shopping Center B Note becomes 90 or more days delinquent, (ii) the principal balance of the Missouri City Shopping Center Mortgage Loan or Missouri City
Shopping Center B Note has been accelerated, (iii) the principal balance of the
Missouri City Shopping Center Mortgage Loan or Missouri City Shopping Center B
Note is not paid at maturity, (iv) the related borrower declares bankruptcy or
(v) any other event where the cash flow payment under the Missouri City Shopping
Center B Note has been interrupted and payments are made pursuant to the event of default waterfall, the holder of such Missouri City Shopping Center B Note will be entitled to purchase the related Missouri City Shopping Center Mortgage
Loan from the trust for a period of 30 days after its receipt of a notice of any such occurrence, subject to certain conditions set forth in the applicable intercreditor agreement. The purchase price will generally equal the unpaid principal balance of the applicable Missouri City Shopping Center Mortgage Loan, together with all unpaid interest on such Missouri City Shopping Center Mortgage
Loan (other than default interest) at the related mortgage rate and any outstanding servicing expense, advances and interest on advances for which the related borrower under such Missouri City Shopping Center Mortgage Loan is responsible. Unless the related borrower or an affiliate is purchasing the
Missouri City Shopping Center Mortgage Loan, no prepayment consideration will be payable in connection with the purchase of such Missouri City Shopping Center
Mortgage Loan.

THE MASTER SERVICER AND SPECIAL SERVICER

Master Servicer

         Wells Fargo Bank, National Association ("Wells Fargo") will be responsible for servicing the mortgage loans as master servicer. Wells Fargo provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. Wells Fargo is also the paying agent and certificate registrar.

         Wells Fargo's principal servicing offices are located at 45 Fremont
Street, 2nd Floor, San Francisco, California 94105.

         As of June 30, 2005, Wells Fargo was responsible for servicing approximately 7,431 commercial and multifamily mortgage loans, totaling approximately $57.5 billion in aggregate outstanding principal amounts, including loans securitized in mortgage-backed securitization transactions.

                                     S-134

         Wells Fargo & Company is the holding company for Wells Fargo. Wells
Fargo & Company files reports with the Securities and Exchange Commission that are required under the Securities Exchange Act of 1934. Such reports include information regarding the master servicer and may be obtained at the website maintained by the Securities and Exchange Commission at http://www.sec.gov.

         The information presented herein concerning Wells Fargo has been provided by Wells Fargo. Accordingly, we make no representation or warranty as to the accuracy or completeness of such information.

Special Servicer

         ARCap Servicing, Inc., a Delaware corporation, will be responsible for servicing the Specially Serviced Mortgage Loans. The special servicer is a wholly owned subsidiary of ARCap REIT, Inc., headquartered in Irving, Texas, and an affiliate of ARCap CMBS Fund II REIT, Inc., the entity which is anticipated to be the initial Operating Adviser. The special servicer's principal place of business is 5605 N. MacArthur Blvd., Suite 950, Dallas, Texas 75038. As of June
30, 2005, ARCap Servicing, Inc. was named the special servicer on 48 CMBS transactions encompassing 7,121 loans with a legal balance of $49.06 billion.
The portfolios include office, retail, multifamily, hospitality, industrial and other types of income producing properties in the United States, Canada and
Puerto Rico.

         The information presented herein concerning ARCap Servicing, Inc. has been provided by ARCap Servicing, Inc. Accordingly, we make no representation or warranty as to the accuracy or completeness of such information.

THE MASTER SERVICER

Master Servicer Compensation

         The master servicer will be entitled to a Master Servicing Fee equal to the Master Servicing Fee Rate applied to the outstanding Scheduled Principal
Balance of each mortgage loan, including REO Properties. The master servicer will be entitled to retain as additional servicing compensation all investment income earned on amounts on deposit in the Certificate Account and interest on escrow accounts if permitted by the related loan documents, and--in each case to the extent not payable to the special servicer or any sub-servicer or Primary
Servicer as provided in the Pooling and Servicing Agreement or any primary or sub-servicing agreement--late payment charges, assumption fees, modification fees, extension fees, defeasance fees and default interest payable at a rate above the related mortgage rate, provided that late payment charges and default interest will only be payable to the extent that they are not required to be used to pay interest accrued on any Advances pursuant to the terms of the
Pooling and Servicing Agreement.

         The related Master Servicing Fee and certain other compensation payable to the Master Servicer will be reduced, on each Distribution Date by the amount, if any, of any Compensating Interest Payment required to be made by the master servicer on such Distribution Date. Any Net Aggregate Prepayment Interest
Shortfall will be allocated as presented under "Description of the Offered
Certificates--Distributions--Prepayment Interest Shortfalls and Prepayment
Interest Excesses" in this prospectus supplement. If Prepayment Interest
Excesses for all mortgage loans other than Specially Serviced Mortgage Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any
Distribution Date, such excess amount will be payable to the master servicer as additional servicing compensation.

         In the event that Wells Fargo resigns or is no longer master servicer for any reason, Wells Fargo will continue to have the right to receive its portion of the Excess Servicing Fee. Any successor servicer will receive the
Master Servicing Fee as compensation.

EVENTS OF DEFAULT

         If an Event of Default described under the third, fourth, ninth or tenth bullet under the definition of "Event of Default" under the "Glossary of
Terms" has occurred, the obligations and responsibilities of the master servicer

                                     S-135

under the Pooling and Servicing Agreement will terminate on the date which is 60 days following the date on which the trustee or the Depositor gives written notice to the master servicer that the master servicer is terminated. If an event of default described under the first, second, fifth, sixth, seventh or eighth bullet under the definition of "Event of Default" under the "Glossary of
Terms" has occurred, the obligations and responsibilities of the master servicer under the Pooling and Servicing Agreement will terminate immediately upon the date which the trustee or the Depositor gives written notice to the master servicer that the master servicer is terminated. After any Event of Default, the trustee may elect to terminate the master servicer by providing such notice, and shall provide such notice if holders of certificates representing more than 25%
of the Certificate Balance of all certificates so direct the trustee.
Notwithstanding the foregoing, and in accordance with the Pooling and Servicing
Agreement, if the Event of Default occurs primarily by reason of the occurrence of a default of the Primary Servicer under the primary servicing agreement, then the initial master servicer shall have the right to require that any successor master servicer enter into a primary servicing agreement with the initial master servicer with respect to all the mortgage loans as to which the primary servicing default occurred.

         The events of default under any Non-Serviced Mortgage Loan Pooling and
Servicing Agreement, and the effect of such defaults in respect of the master servicer thereunder, are substantially similar to the Events of Default and termination provisions set forth above. If (i) any Event of Default on the part of the master servicer occurs that affects a Serviced Companion Mortgage Loan or
(ii) any Serviced Companion Mortgage Loan is included in a securitization that is rated by Fitch and the trustee receives notice from Fitch that the continuation of the master servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Fitch to any class of certificates representing an interest in that Serviced Companion
Mortgage Loan or the master servicer has been downgraded below a specified rating level by Fitch, and in either case, the master servicer is not otherwise terminated, then, at the request of the holder of such affected Serviced
Companion Mortgage Loan, the trustee shall require the master servicer to appoint a sub-servicer with respect to the related mortgage loan.

         Upon termination of the master servicer under the Pooling and Servicing
Agreement, all authority, power and rights of the master servicer under the
Pooling and Servicing Agreement, whether with respect to the mortgage loans or otherwise, shall terminate except for any rights related to unpaid servicing compensation or unreimbursed Advances or the Excess Servicing Fee, provided that in no event shall the termination of the master servicer be effective until a successor servicer shall have succeeded the master servicer as successor servicer, subject to approval by the Rating Agencies, notified the master servicer of such designation, and such successor servicer shall have assumed the master servicer's obligations and responsibilities with respect to the mortgage loans as set forth in the Pooling and Servicing Agreement. The trustee may not succeed the master servicer as servicer until and unless it has satisfied the provisions specified in the Pooling and Servicing Agreement. However, if the
master servicer is terminated as a result of an Event of Default described under the fifth, sixth or seventh bullet under the definition of "Event of Default"
under the "Glossary of Terms", the trustee shall act as successor servicer immediately and shall use commercially reasonable efforts to either satisfy the conditions specified in the Pooling and Servicing Agreement or transfer the duties of the master servicer to a successor servicer who has satisfied such conditions.

         However, if the master servicer is terminated solely due to an Event of
Default described in the eighth, ninth or tenth bullet of the definition of
Event of Default, and prior to being replaced as described in the previous paragraph the terminated master servicer provides the trustee with the appropriate "request for proposal" material and the names of potential bidders, the trustee will solicit good faith bids for the rights to master service the mortgage loans in accordance with the Pooling and Servicing Agreement. The trustee will have thirty days to sell the rights and obligations of the master servicer under the Pooling and Servicing Agreement to a successor servicer that meets the requirements of a master servicer under the Pooling and Servicing
Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The termination of the master servicer will be effective when such servicer has succeeded the master servicer, as successor servicer and such successor servicer has assumed the master servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and
Servicing Agreement. If a successor master servicer is not appointed within thirty days, the master servicer will be replaced by the trustee as described in the previous paragraph.

                                     S-136

THE SPECIAL SERVICER

         The special servicer will oversee the resolution of Specially Serviced
Mortgage Loans, act as disposition manager of REO Properties acquired on behalf of the trust through foreclosure or deed in lieu of foreclosure, maintain insurance with respect to REO Properties and provide monthly reports to the master servicer and the paying agent.

Special Servicer Compensation

         The special servicer will be entitled to receive:

         o    a Special Servicing Fee;

         o    a Workout Fee; and

         o    a Liquidation Fee.

         The Workout Fee with respect to any Rehabilitated Mortgage Loan will cease to be payable if such loan again becomes a Specially Serviced Mortgage
Loan or if the related mortgaged property becomes an REO Property; otherwise such fee is paid until maturity. If the special servicer is terminated for any reason, it will retain the right to receive any Workout Fees payable on mortgage loans that became Rehabilitated Mortgage Loans while it acted as special servicer and remained Rehabilitated Mortgage Loans at the time of such termination until such mortgage loan becomes a Specially Serviced Mortgage Loan or until the related mortgaged property becomes an REO Property. The successor special servicer will not be entitled to any portion of such Workout Fees.

         The special servicer is also permitted to retain, in general, assumption fees, modification fees, default interest and extension fees collected on Specially Serviced Mortgage Loans, certain borrower-paid fees, investment income earned on amounts on deposit in any accounts maintained for
REO Property collections, and other charges specified in the Pooling and
Servicing Agreement. The Special Servicing Fee, the Liquidation Fee and the
Workout Fee will be obligations of the trust and will represent Expense Losses.
The Special Servicer Compensation will be payable in addition to the Master
Servicing Fee payable to the master servicer.

         In addition, the special servicer will be entitled to all assumption fees received in connection with any Specially Serviced Mortgage Loan and 50% of any other assumption fees. The special servicer will be entitled to approve assumptions with respect to all mortgage loans. If Prepayment Interest Excesses for all Specially Serviced Mortgage Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any Distribution Date, such excess amount will be payable to the special servicer as additional servicing compensation.

         As described in this prospectus supplement under "--The Operating
Adviser," the Operating Adviser will have the right to receive notification of, advise the special servicer regarding, and consent to, certain actions of the special servicer, subject to the limitations described in this prospectus supplement and further set forth in the Pooling and Servicing Agreement.

         If any Non-Serviced Mortgage Loan becomes specially serviced under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement, the
applicable Non-Serviced Mortgage Loan Special Servicer will be entitled to compensation substantially similar in nature to that described above.

Termination of Special Servicer

         The trustee may terminate the special servicer upon a Special Servicer
Event of Default. However, if the special servicer is terminated solely due to a
Special Servicer Event of Default described in the eighth, ninth or tenth bullet of the definition of Special Servicer Event of Default, and prior to being replaced the terminated special servicer provides the trustee with the appropriate request for proposal material and the names of potential bidders, the trustee will solicit good faith bids for the rights to specially service the mortgage loans in accordance with the

                                     S-137

Pooling and Servicing Agreement. The trustee will have thirty days to sell the rights and obligations of the special servicer under the Pooling and Servicing
Agreement to a successor special servicer that meets the requirements of a special servicer under the Pooling and Servicing Agreement, provided that the
Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The special servicer is required to obtain the prior written consent of the Operating Adviser in connection with such sale of servicing rights. The termination of the special servicer will be effective when such successor special servicer has succeeded the special servicer as successor special servicer and such successor special servicer has assumed the special servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and
Servicing Agreement. If a successor special servicer is not appointed within thirty days, the special servicer will be replaced by the trustee as described in the Pooling and Servicing Agreement.

         The special servicer events of default under any Non-Serviced Mortgage
Loan Pooling and Servicing Agreement, and the effect of such defaults in respect of the special servicer thereunder, are substantially similar to the Special
Servicer Events of Default and termination provisions set forth above. If (i)
any Event of Default on the part of the Special Servicer occurs that affects a
Serviced Companion Mortgage Loan or (ii) any Serviced Companion Mortgage Loan is
included in a securitization that is rated by Fitch and the Trustee receives notice from Fitch that the continuation of the Special Servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Fitch to any class of certificates representing an interest in that
Serviced Companion Mortgage Loan, and in either case, the Special Servicer is not otherwise terminated, then, subject to the applicable consultation rights of any particular related Serviced Companion Mortgage Loan under its related intercreditor agreement, the Operating Adviser shall appoint (or, in the event of the failure of the Operating Adviser to appoint, the trustee will appoint) a replacement special servicer with respect to the related Loan Pair.

         Notwithstanding anything to the contrary contained herein, if no Oak
Tree Village Apartments Change of Control Event exists, the holder of the Oak
Tree Village Apartments B Note or its designee has and shall have the right to appoint and replace the special servicer for the Oak Tree Village Apartments A/B
Mortgage Loans with a qualified special servicer, provided, however, that such holder or its designee shall only have the right to terminate the special servicer if such special servicer no longer meets the eligibility criteria for a special servicer as set forth in the Pooling and Servicing Agreement or in the event that neither the special servicer nor an affiliate thereof holds a majority of the Controlling Class.

         In addition to the termination of the special servicer upon a Special
Servicer Event of Default, the Operating Adviser may direct the trustee to remove the special servicer, subject to certain conditions, as described below.

THE OPERATING ADVISER

         An Operating Adviser appointed by the holders of a majority of the
Controlling Class will have the right to receive notification from the special servicer in regard to certain actions and to advise the special servicer with respect to the following actions, and the special servicer will not be permitted to take any of the following actions as to which the Operating Adviser has objected in writing (i) within five (5) business days of receiving notice in respect of actions relating to non-Specially Serviced Mortgage Loans and (ii)
within ten (10) business days of receiving notice in respect of actions relating to Specially Serviced Mortgage Loans. The special servicer will be required to notify the Operating Adviser of, among other things:

         o    any proposed modification, amendment or waiver, or consent to a modification, amendment or waiver, of a Money Term of a mortgage loan or A/B Mortgage Loan or an extension of the original maturity date;

         o    any foreclosure or comparable conversion of the ownership of a mortgaged property;

         o    any proposed sale of a defaulted mortgage loan or A/B Mortgage
              Loan, other than in connection with the termination of the trust as described in this prospectus supplement under "Description of the Offered Certificates--Optional Termination;"

                                     S-138

         o    any determination to bring an REO Property into compliance with applicable environmental laws;

         o    any release of or acceptance of substitute or additional
              collateral for a mortgage loan or A/B Mortgage Loan;

         o    any acceptance of a discounted payoff;

         o    any waiver or consent to a waiver of a "due-on-sale" or
              "due-on-encumbrance" clause;

         o    any acceptance or consent to acceptance of an assumption agreement releasing a borrower from liability under a mortgage loan or A/B
              Mortgage Loan;

         o    any release of collateral for a Specially Serviced Mortgage Loan or A/B Mortgage Loan (other than in accordance with the terms of, or upon satisfaction of, such mortgage loan);

         o    any franchise changes or management company changes to which the special servicer is required to consent;

         o    certain releases of any escrow accounts, reserve accounts or letters of credit; and

         o    any determination as to whether any type of property-level insurance is required under the terms of any mortgage loan or A/B
              Mortgage Loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related mortgaged property is located or any other determination or exercise of discretion with respect to property-level insurance.

         In addition, subject to the satisfaction of certain conditions, the
Operating Adviser will have the right to direct the trustee to remove the special servicer at any time, with or without cause, upon the appointment and acceptance of such appointment by a successor special servicer appointed by the
Operating Adviser; provided that, prior to the effectiveness of any such appointment the trustee shall have received a letter from each rating agency to the effect that such appointment would not result in a downgrade, withdrawal or qualification in any rating then assigned to any class of certificates. The
Operating Adviser shall pay costs and expenses incurred in connection with the removal and appointment of a special servicer (unless such removal is based on certain events or circumstances specified in the Pooling and Servicing
Agreement).

         At any time, the holders of a majority of the Controlling Class may direct the paying agent in writing to hold an election for an Operating Adviser, which election will be held commencing as soon as practicable thereafter.

         The Operating Adviser shall be responsible for its own expenses.

         Except as may be described in the Pooling and Servicing Agreement, the
Operating Adviser will not have any rights under the applicable Non-Serviced
Mortgage Loan Pooling and Servicing Agreement (other than limited notification rights), but the operating adviser or controlling party under the Non-Serviced
Mortgage Loan Pooling and Servicing Agreement (or any B Note thereunder) will generally have similar rights to receive notification from that special servicer in regard to certain actions and to advise the special servicer with respect to those actions.

MORTGAGE LOAN MODIFICATIONS

         Subject to any restrictions applicable to REMICs, and to limitations imposed by the Pooling and Servicing Agreement and any applicable intercreditor agreement, the master servicer may amend any term (other than a Money Term) of a mortgage loan, Serviced Companion Mortgage Loan or B Note that is not a
Specially Serviced Mortgage Loan and may extend the maturity date of any Balloon
Loan, other than a Specially Serviced Mortgage Loan, to a date not more than 60 days beyond the original maturity date.

                                     S-139

         Subject to any restrictions applicable to REMICs, the special servicer will be permitted to enter into a modification, waiver or amendment of the terms of any Specially Serviced Mortgage Loan, including any modification, waiver or amendment to:

         o    reduce the amounts owing under any Specially Serviced Mortgage
              Loan by forgiving principal, accrued interest and/or any
              Prepayment Premium or Yield Maintenance Charge;

         o    reduce the amount of the Scheduled Payment on any Specially
              Serviced Mortgage Loan, including by way of a reduction in the related mortgage rate;

         o    forbear in the enforcement of any right granted under any mortgage note or mortgage relating to a Specially Serviced Mortgage Loan;

         o    extend the maturity date of any Specially Serviced Mortgage Loan;
              and/or

         o    accept a Principal Prepayment during any Lock-out Period;

provided in each case that (1) the related borrower is in default with respect to the Specially Serviced Mortgage Loan or, in the reasonable judgment of the special servicer, such default is reasonably foreseeable, and (2) in the reasonable judgment of the special servicer, such modification, waiver or amendment would result in a recovery to Certificateholders equal to or exceeding the recovery to Certificateholders (or if the related mortgage loan relates to a
Serviced Companion Mortgage Loan or B Note, increase the recovery to
Certificateholders and the holders of such Serviced Companion Mortgage Loan or B
Note, as a collective whole) on a net present value basis, from liquidation as demonstrated in writing by the special servicer to the trustee and the paying agent.

         In no event, however, will the special servicer be permitted to:

         o    extend the maturity date of a Specially Serviced Mortgage Loan beyond a date that is two years prior to the Rated Final
              Distribution Date; or

         o    if the Specially Serviced Mortgage Loan is secured by a ground lease, extend the maturity date of such Specially Serviced
              Mortgage Loan unless the special servicer gives due consideration to the remaining term of such ground lease.

         Modifications that forgive principal or interest of a mortgage loan will result in Realized Losses on such mortgage loan and such Realized Losses will be allocated among the various Classes of certificates in the manner described under "Description of the Offered Certificates--Distributions--
Subordination; Allocation of Losses and Expenses" in this prospectus supplement.

         The modification of a mortgage loan may tend to reduce prepayments by avoiding liquidations and therefore may extend the weighted average life of the certificates beyond that which might otherwise be the case. See "Yield,
Prepayment and Maturity Considerations" in this prospectus supplement.

         The provisions in any Non-Serviced Mortgage Loan Pooling and Servicing
Agreement regarding the modifications of the related Non-Serviced Mortgage Loan are generally similar to the comparable provisions of the Pooling and Servicing
Agreement.

SALE OF DEFAULTED MORTGAGE LOANS

         The Pooling and Servicing Agreement grants to (a) the holder of the Oak
Tree Village Apartments B Note, solely with respect to the Oak Tree Village
Apartments A/B Mortgage Loan, (b) the holder of the certificates representing the greatest percentage interest in the Controlling Class, (c) the special servicer, and (d) any seller with respect to mortgage loans it originated (other than Wells Fargo Bank, National Association), in that order, an option (the
"Option") to purchase from the trust any defaulted mortgage loan (other than a
Non-Serviced Mortgage Loan

                                     S-140

that is subject to a comparable option under a related pooling and servicing agreement) that is at least 60 days delinquent as to any monthly debt service payment (or is delinquent as to its Balloon Payment). The "Option Purchase
Price" for a defaulted mortgage loan will equal the fair value of such mortgage loan, as determined by the special servicer. The special servicer is required to recalculate the fair value of such defaulted mortgage loan if there has been a material change in circumstances or the special servicer has received new information that has a material effect on value (or otherwise if the time since the last valuation exceeds 60 days). If the Option is exercised by either the special servicer or the holder of certificates representing the greatest percentage interest in the Controlling Class or any of their affiliates then, prior to the exercise of the Option, the trustee will be required to verify that the Option Purchase Price is a fair price.

         The Option is assignable to a third party by the holder of the Option, and upon such assignment such third party shall have all of the rights granted to the original holder of such Option. The Option will automatically terminate, and will not be exercisable, if the mortgage loan to which it relates is no longer delinquent, because the defaulted mortgage loan has (i) become a
Rehabilitated Mortgage Loan, (ii) been subject to a work-out arrangement, (iii)
been foreclosed upon or otherwise resolved (including by a full or discounted pay-off), (iv) been purchased by the related mortgage loan seller pursuant to the Pooling and Servicing Agreement or (v) been purchased by the holder of a related B Note pursuant to a purchase option set forth in the related intercreditor agreement.

FORECLOSURES

         The special servicer may at any time, with notification to and consent of the Operating Adviser (or a B Note designee, if applicable) and in accordance with the Pooling and Servicing Agreement, institute foreclosure proceedings, exercise any power of sale contained in any mortgage, accept a deed in lieu of foreclosure or otherwise acquire title to a mortgaged property by operation of law or otherwise, if such action is consistent with the Servicing Standard and a default on the related mortgage loan has occurred but subject, in all cases, to limitations concerning environmental matters and, in specified situations, the receipt of an opinion of counsel relating to REMIC requirements.

         If any mortgaged property is acquired as described in the preceding paragraph, the special servicer is required to sell the REO Property as soon as practicable consistent with the requirement to maximize proceeds for all certificateholders (and with respect to any Serviced Companion Mortgage Loan or
B Note, for the holders of such loans) but in no event later than three years after the end of the year in which it was acquired (as such period may be extended by an application to the Internal Revenue Service or following receipt of an opinion of counsel that such extension will not result in the failure of such mortgaged property to qualify as "foreclosure property" under the REMIC provisions of the Code), or any applicable extension period, unless the special servicer has obtained an extension from the Internal Revenue Service or has previously delivered to the trustee an opinion of counsel to the effect that the holding of the REO Property by the trust subsequent to three years after the end of the year in which it was acquired, or to the expiration of such extension period, will not result in the failure of such REO Property to qualify as
"foreclosure property" under the REMIC provisions of the Code. In addition, the special servicer is required to use its best efforts to sell any REO Property prior to the Rated Final Distribution Date or earlier to the extent required to comply with REMIC provisions.

         If the trust acquires a mortgaged property by foreclosure or deed in lieu of foreclosure upon a default of a mortgage loan, the Pooling and Servicing
Agreement provides that the special servicer, on behalf of the trustee, must administer such mortgaged property so that it qualifies at all times as
"foreclosure property" within the meaning of Code Section 860G(a)(8). The
Pooling and Servicing Agreement also requires that any such mortgaged property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such mortgaged property. Generally, REMIC I will not be taxable on income received with respect to a mortgaged property to the extent that it constitutes "rents from real property," within the meaning of Code Section
856(c)(3)(A) and Treasury regulations under the Code. "Rents from real property"
do not include the portion of any rental based on the net profits derived by any person from such property. No determination has been made whether rent on any of the mortgaged properties meets this requirement. "Rents from real property"
include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located,

                                     S-141

tenants in buildings which are of similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the mortgaged properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a mortgaged property owned by a trust, would not constitute "rents from real property," or that all of the rental income would not so qualify if the non-customary services are not provided by an independent contractor or a separate charge is not stated. In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a mortgaged property owned by REMIC I, such as a hotel business, will not constitute "rents from real property." Any of the foregoing types of income may instead constitute "net income from foreclosure property,"
which would be taxable to REMIC I at the highest marginal federal corporate rate
-- currently 35% -- and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the amount of the proceeds available for distribution to holders of certificates. Under the Pooling and Servicing Agreement, the special servicer is required to determine whether the earning of such income taxable to REMIC I would result in a greater recovery to Certificateholders on a net after-tax basis than a different method of operation of such property. Prospective investors are advised to consult their own tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO
Properties by REMICs.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following discussion, when read in conjunction with the discussion of "Material Federal Income Tax Consequences" in the prospectus, describes the material federal income tax considerations for investors in the offered certificates. However, these two discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules, and do not address state and local tax considerations. Prospective purchasers should consult their own tax advisers in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the offered certificates.

GENERAL

         For United States federal income tax purposes, portions of the trust will be treated as "Tiered REMICs" as described in the prospectus. See "Material
Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC
Certificates--Tiered REMIC Structures" in the prospectus. Three separate REMIC elections will be made with respect to designated portions of the trust other than that portion of the trust consisting of the rights to Excess Interest and the Excess Interest Sub-account (the "Excess Interest Grantor Trust"). Upon the issuance of the offered certificates, Latham & Watkins LLP, counsel to the
Depositor, will deliver its opinion generally to the effect that, assuming:

         o    the making of proper elections;

         o    the accuracy of all representations made with respect to the mortgage loans;

         o    ongoing compliance with all provisions of the Pooling and
              Servicing Agreement and other related documents and no amendments to them;

         o    ongoing compliance with any Non-Serviced Mortgage Loan Pooling and
              Servicing Agreement and other related documents and any amendments to them, and the continued qualification of the REMICs formed under those agreements; and

         o    compliance with applicable provisions of the Code, as it may be amended from time to time, and applicable Treasury Regulations adopted under the Code;

for federal income tax purposes, (1) each of REMIC I, REMIC II and REMIC III will qualify as a REMIC under the Code; (2) the Residual Certificates will represent three separate classes of REMIC residual interests evidencing the sole class of "residual interests" in each of REMIC I, REMIC II and REMIC III; (3)
the REMIC Regular Certificates (other than the beneficial interest of the Class
P Certificates in the Excess Interest) will evidence the "regular

                                     S-141

interests" in, and will be treated as debt instruments of, REMIC III; (4) the
Excess Interest Grantor Trust will be treated as a grantor trust for federal income tax purposes; and (5) each Class P Certificate will represent both a
REMIC regular interest and a beneficial ownership of the assets of the Excess
Interest Grantor Trust.

         The offered certificates will be REMIC Regular Certificates issued by
REMIC III. See "Material Federal Income Tax Consequences--Federal Income Tax
Consequences for REMIC Certificates--Taxation of Regular Certificates" in the
prospectus for a discussion of the principal federal income tax consequences of the purchase, ownership and disposition of the offered certificates.

         The offered certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) and 856(c)(5)(B) of the Code for a real estate investment trust ("REIT") in the same proportion that the assets in the REMIC would be so treated. In addition, interest, including original issue discount, if any, on the offered certificates will be interest described in Section
856(c)(3)(B) of the Code for a REIT to the extent that such certificates are treated as "real estate assets" under Section 856(c)(5)(B) of the Code. However, if 95% or more of the REMIC's assets are real estate assets within the meaning of Section 856(c)(5)(B), then the entire offered certificates shall be treated as real estate assets and all interest from the offered certificates shall be treated as interest described in Section 856(c)(3)(B). The offered certificates will not qualify for the foregoing treatments to the extent the mortgage loans are defeased with U.S. obligations.

         Moreover, the offered certificates will be "qualified mortgages" under
Section 860G(a)(3) of the Code if transferred to another REMIC on its start-up day in exchange for regular or residual interests therein. Offered certificates held by certain financial institutions will constitute "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code.

The offered certificates will be treated as assets described in Section
7701(a)(19)(C)(xi) of the Code for a domestic building and loan association generally only in the proportion that the REMIC's assets consist of loans secured by an interest in real property that is residential real property
(including multifamily properties and mobile home community properties or other loans described in Section 7701(a)(19)(C)). However, if 95% or more of the
REMIC's assets are assets described in 7701(a)(19)(C)(i) through
7701(a)(19)(C)(x), then the entire offered certificates shall be treated as qualified property under 7701(a)(19)(C). See "Description of the Mortgage Pool"
in this prospectus supplement and "Material Federal Income Tax Consequences--
Federal Income Tax Consequences for REMIC Certificates" in the prospectus.

ORIGINAL ISSUE DISCOUNT AND PREMIUM

         We anticipate that the offered certificates will not be issued with original issue discount for federal income tax purposes. Whether any holder of any class of certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder.

         Final regulations on the amortization of bond premium (a) do not apply to regular interests in a REMIC such as the offered certificates and (b) state that they are intended to create no inference concerning the amortization of premium of such instruments. Holders of each class of certificates issued with amortizable bond premium should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Material
Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC
Certificates--Taxation of Regular Certificates--Premium" in the prospectus.

         The prepayment assumption that will be used in determining the rate of accrual of original issue discount, if any, and amortizable bond premium for federal income tax purposes for all classes of certificates issued by the trust will be a 0% CPR, as described in the prospectus, applied to each mortgage loan until its maturity; provided, that any ARD Loan is assumed to prepay in full on such mortgage loan's Anticipated Repayment Date. For a description of CPR, see
"Yield, Prepayment and Maturity Considerations" in this prospectus supplement.
However, we make no representation that the mortgage loans will not prepay during any such period or that they will prepay at any particular rate before or during any such period.

                                     S-143

PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES

         Prepayment Premiums or Yield Maintenance Charges actually collected on the mortgage loans will be distributed to the holders of each class of certificates entitled to Prepayment Premiums or Yield Maintenance Charges as
described under "Description of the Offered Certificates--Distributions--
Distributions of Prepayment Premiums and Yield Maintenance Charges" in this prospectus supplement. It is not entirely clear under the Code when the amount of a Prepayment Premium or Yield Maintenance Charge should be taxed to the holders of a class of certificates entitled to a Prepayment Premium or Yield
Maintenance Charge. For federal income tax information reporting purposes,
Prepayment Premiums or Yield Maintenance Charges will be treated as income to the holders of a class of certificates entitled to Prepayment Premiums or Yield
Maintenance Charges only after the master servicer's actual receipt of a
Prepayment Premium or a Yield Maintenance Charge to which the holders of such class of certificates is entitled under the terms of the Pooling and Servicing
Agreement, rather than including projected Prepayment Premiums or Yield
Maintenance Charges in the determination of a Certificateholder's projected constant yield to maturity. It appears that Prepayment Premiums or Yield
Maintenance Charges are treated as ordinary income rather than capital gain.
However, the timing and characterization of such income is not entirely clear and Certificateholders should consult their tax advisors concerning the treatment of Prepayment Premiums or Yield Maintenance Charges.

ADDITIONAL CONSIDERATIONS

         The special servicer is authorized, when doing so is consistent with maximizing the trust's net after-tax proceeds from an REO Property, to incur taxes on the trust in connection with the operation of such REO Property. Any such taxes imposed on the trust would reduce the amount distributable to
Certificateholders. See "Servicing of the Mortgage Loans--Foreclosures" in this prospectus supplement.

         Under certain circumstances, as described under the headings "Material
Federal Income Tax Consequences--Federal Income Tax Consequences for
Certificates as to Which No REMIC Election is Made--Reporting Requirements and
Backup Withholding" and "Material Federal Income Tax Consequences--Federal
Income Tax Consequences for REMIC Certificates--Taxation of Regular
Certificates--Taxation of Foreign Investors" of the prospectus, a holder may be subject to United States backup withholding on payments made with respect to the certificates.

         For further information regarding the United States federal income tax consequences of investing in the offered certificates, see "Material Federal
Income Tax Consequences" and "State and Other Tax Considerations" in the
prospectus.

                        LEGAL ASPECTS OF MORTGAGE LOANS

         The following discussion summarizes certain legal aspects of mortgage loans secured by real property in California (approximately 14.2% of the Initial
Pool Balance) which are general in nature. This summary does not purport to be complete and is qualified in its entirety by reference to the applicable federal and state laws governing the mortgage loans.

CALIFORNIA

         Under California law a foreclosure may be accomplished either judicially or non-judicially. Generally, no deficiency judgment is permitted under California law following a nonjudicial sale under a deed of trust. Other
California statutes, except in certain cases involving environmentally impaired real property, require the lender to attempt to satisfy the full debt through a foreclosure against the property before bringing a personal action, if otherwise permitted, against the borrower for recovery of the debt. California case law has held that acts such as an offset of an unpledged account or the application of rents from secured property prior to foreclosure, under some circumstances, constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Finally, other statutory provisions in California limit any deficiency judgment (if otherwise permitted) against the borrower, and possibly any guarantor, following a judicial sale to the excess of the outstanding debt over the greater (i) the fair market value of the property at the time of the public sale or (ii) the

                                     S-144

amount of the winning bid in the foreclosure. Borrowers also are allowed a one-year period within which to redeem the property.

                              ERISA CONSIDERATIONS

         ERISA and the Code impose restrictions on Plans that are subject to
ERISA and/or Section 4975 of the Code and on persons that are Parties in
Interest. ERISA also imposes duties on persons who are fiduciaries of Plans subject to ERISA and prohibits selected transactions between a Plan and Parties in Interest with respect to such Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a
Plan, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of such Plan. Governmental plans (as defined in
Section 3(32) of ERISA) are not subject to the prohibited transactions restrictions of ERISA and the Code. However, such plans may be subject to similar provisions of applicable federal, state or local law.

PLAN ASSETS

         Neither ERISA nor the Code defines the term "plan assets." However, the
U.S. Department of Labor ("DOL") has issued a final regulation (29 C.F.R.
Section 2510.3-101) concerning the definition of what constitutes the assets of a Plan. The DOL Regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity" investment will be deemed for certain purposes, including the prohibited transaction provisions of ERISA and Section
4975 of the Code, to be assets of the investing Plan unless certain exceptions apply. Under the terms of the regulation, if the assets of the trust were deemed to constitute Plan assets by reason of a Plan's investment in certificates, such
Plan asset would include an undivided interest in the mortgage loans and any other assets of the trust. If the mortgage loans or other trust assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets may be deemed to be a "fiduciary" with respect to those assets, and thus subject to the fiduciary requirements and prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to the mortgage loans and other trust assets.

         Affiliates of the Depositor, the Underwriters, the master servicer, the special servicer, any party responsible for the servicing and administration of a Non-Serviced Mortgage Loan or any related REO property and certain of their respective affiliates might be considered or might become fiduciaries or other
Parties in Interest with respect to investing Plans. Moreover, the trustee, the paying agent, the fiscal agent, the master servicer, the special servicer, the
Operating Adviser, any insurer, primary insurer or any other issuer of a credit support instrument relating to the primary assets in the trust or certain of their respective affiliates might be considered fiduciaries or other Parties in
Interest with respect to investing Plans. In the absence of an applicable exemption, "prohibited transactions"-- within the meaning of ERISA and Section
4975 of the Code -- could arise if certificates were acquired by, or with "plan assets" of, a Plan with respect to which any such person is a Party in Interest.

         In addition, an insurance company proposing to acquire or hold the offered certificates with assets of its general account should consider the extent to which such acquisition or holding would be subject to the requirements of ERISA and Section 4975 of the Code under John Hancock Mutual Life Insurance
Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), and Section 401(c) of
ERISA, as added by the Small Business Job Protection Act of 1996, Public Law No.
104-188, and subsequent DOL and judicial guidance. See "--Insurance Company
General Accounts" below.

SPECIAL EXEMPTION APPLICABLE TO THE OFFERED CERTIFICATES

         With respect to the acquisition and holding of the offered certificates, the DOL has granted to the Underwriters individual prohibited transaction exemptions, which generally exempt from certain of the prohibited transaction rules of ERISA and Section 4975 of the Code transactions relating to:

         o    the initial purchase, the holding, and the subsequent resale by
              Plans of certificates evidencing interests in pass-through trusts;
              and

                                     S-145

         o    transactions in connection with the servicing, management and operation of such trusts, provided that the assets of such trusts consist of certain secured receivables, loans and other
              obligations that meet the conditions and requirements of the
              Exemptions.

The assets covered by the Exemptions include mortgage loans such as the mortgage loans and fractional undivided interests in such loans.

         The Exemptions as applicable to the offered certificates (and as modified by Prohibited Transaction Exemption 2002-41) set forth the following five general conditions which must be satisfied for exemptive relief:

         o    the acquisition of the certificates by a Plan must be on terms, including the price for the certificates, that are at least as favorable to the Plan as they would be in an arm's-length
              transaction with an unrelated party;

         o    the certificates acquired by the Plan must have received a rating at the time of such acquisition that is in one of the four highest generic rating categories from Fitch, S&P or Moody's;

         o    the trustee cannot be an affiliate of any member of the Restricted
              Group, other than an underwriter. The "Restricted Group" consists of the Underwriters, the Depositor, the master servicer, the special servicer, the Primary Servicer, any person responsible for servicing a Non-Serviced Mortgage Loan or any related REO property and any borrower with respect to mortgage loans constituting more than 5% of the aggregate unamortized principal balance of the mortgage loans as of the date of initial issuance of such classes of certificates, or any affiliate of any of these parties;

         o    the sum of all payments made to the Underwriters in connection with the distribution of the certificates must represent not more than reasonable compensation for underwriting the certificates;
              the sum of all payments made to and retained by the Depositor in consideration of the assignment of the mortgage loans to the trust must represent not more than the fair market value of such mortgage loans; the sum of all payments made to and retained by the master servicer, the special servicer, and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement or other relevant servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

         o    the Plan investing in the certificates must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
              Securities and Exchange Commission under the 1933 Act.

         A fiduciary of a Plan contemplating purchasing any such class of certificates in the secondary market must make its own determination that at the time of such acquisition, any such class of certificates continues to satisfy the second general condition set forth above. The Depositor expects that the third general condition set forth above will be satisfied with respect to each of such classes of certificates. A fiduciary of a Plan contemplating purchasing any such class of certificates must make its own determination that the first, second, fourth and fifth general conditions set forth above will be satisfied with respect to any such class of certificate.

         Before purchasing any such class of certificates, a fiduciary of a Plan should itself confirm (a) that such certificates constitute "certificates" for purposes of the Exemptions and (b) that the specific and general conditions of the Exemptions and the other requirements set forth in the Exemptions would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemptions, the Plan fiduciary should consider the availability of other prohibited transaction exemptions.

         Moreover, the Exemptions provide relief from certain
self-dealing/conflict of interest prohibited transactions, but only if, among other requirements:

         o    the investing Plan fiduciary or its affiliates is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust;

                                     S-146

         o    the Plan's investment in each class of certificates does not exceed 25% of all of the certificates outstanding of that class at the time of the acquisition; and

         o    immediately after the acquisition, no more than 25% of the assets of the Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

         We believe that the Exemptions will apply to the acquisition and holding of the offered certificates by Plans or persons acting on behalf of or with "plan assets" of Plans, and that all of the above conditions of the
Exemptions, other than those within the control of the investing Plans or Plan investors, have been met. Upon request, the Underwriters will deliver to any fiduciary or other person considering investing "plan assets" of any Plan in the certificates a list identifying each borrower that is the obligor under each mortgage loan that constitutes more than 5% of the aggregate principal balance of the assets of the trust.

INSURANCE COMPANY GENERAL ACCOUNTS

         Based on the reasoning of the United States Supreme Court in John
Hancock Mutual Life Ins. Co. v. Harris Trust and Savings Bank, an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a Party in Interest with respect to a
Plan by virtue of such investment. Any investor that is an insurance company using the assets of an insurance company general account should note that the
Small Business Job Protection Act of 1996 added Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and Section 4975 of the Code. Pursuant to Section 401(c), the Department of
Labor issued final regulations effective January 5, 2000 with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account. As a result of these regulations, assets of an insurance company general account will not be treated as "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and Section 4975 of the Code to the extent such assets relate to contracts issued to employee benefit plans on or before December 31, 1998 and the insurer satisfied various conditions.

         Section 401(c) also provides that until the date that is 18 months after the 401(c) Regulations became final (January 5, 2000), no liability under the fiduciary responsibility and prohibited transaction provisions of ERISA and
Section 4975 of the Code may result on the basis of a claim that the assets of the general account of an insurance company constitute the "plan assets" of any such plan, except (a) to prevent avoidance of the 401(c) Regulations, and (b)
actions brought by the Secretary of Labor relating to certain breaches of fiduciary duties that also constitute breaches of state or federal criminal law.

         Any assets of an insurance company general account which support insurance policies or annuity contracts issued to Plans after December 31, 1998, or on or before that date for which the insurer does not comply with the 401(c)
Regulations, may be treated as "plan assets" of such Plans. Because Section
401(c) does not relate to insurance company separate accounts, separate account assets continue to be treated as "plan assets" of any Plan that is invested in such separate account. Insurance companies contemplating the investment of general account assets in the Subordinate Certificates should consult their legal counsel with respect to the applicability of Section 401(c), including the general account's ability to continue to hold such Certificates after July 5,
2001, which is the date 18 months after the date the 401(c) Regulations became final.

         Accordingly, any insurance company that acquires or holds any offered certificate shall be deemed to have represented and warranted to the Depositor, the trustee, the paying agent, the fiscal agent and the master servicer that (1)
such acquisition and holding is permissible under applicable law, including
Prohibited Transaction Exemption 2002-41, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Depositor, the trustee, the paying agent, the fiscal agent or the master servicer to any obligation in addition to those undertaken in the
Pooling and Servicing Agreement, or (2) the source of funds used to acquire and hold such certificates is an "insurance company general account", as defined in
DOL Prohibited Transaction Class Exemption 95-60, and the applicable conditions set forth in PTCE 95-60 have been satisfied.

                                     S-147

GENERAL INVESTMENT CONSIDERATIONS

         Prospective Plan investors should consult their legal counsel concerning the impact of ERISA, Section 4975 of the Code or any corresponding provisions of applicable federal, state or local law, the applicability of the
Exemptions, or other exemptive relief, and the potential consequences to their specific circumstances, prior to making an investment in the certificates.
Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of ERISA regarding prudent investment procedure and diversification, an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

         The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of
1984, as amended. The appropriate characterization of the offered certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase offered certificates, is subject to significant interpretive uncertainties.

         No representations are made as to the proper characterization of the offered certificates for legal investment, financial institution regulatory or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment restrictions. The uncertainties referred to above (and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the offered certificates) may adversely affect the liquidity of the offered certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult their own legal advisors to determine whether and to what extent the offered certificates will constitute legal investments for them or are subject to investment, capital, or other restrictions. See "Legal Investment" in the prospectus.

                                USE OF PROCEEDS

         We will apply the net proceeds of the offering of the certificates towards the simultaneous purchase of the mortgage loans from the sellers and to the payment of expenses in connection with the issuance of the certificates.

                                     S-148

                              PLAN OF DISTRIBUTION

         We have entered into an Underwriting Agreement with the Underwriters.
Subject to the terms and conditions set forth in the Underwriting Agreement, we have agreed to sell to each Underwriter, and each Underwriter has agreed severally to purchase from us the respective aggregate Certificate Balance or
Notional Amount, as applicable, of each class of offered certificates presented below.



     UNDERWRITERS         CLASS A-1        CLASS A-2       CLASS A-3       CLASS A-AB      CLASS A-4A
     ------------         ---------        ---------       ---------       ----------      ----------

Morgan Stanley & Co.
   Incorporated        $                $                $               $               $

Bear, Stearns & Co.
   Inc.                $                $                $               $               $

     Total...........  $75,400,000      $84,600,000      $44,700,000     $84,100,000     $642,754,000




     UNDERWRITERS        CLASS A-4B      CLASS A-J         CLASS B          CLASS C         CLASS D
     ------------        ----------      ---------         -------          -------         -------

Morgan Stanley & Co.
   Incorporated        $               $               $                $                $

Bear, Stearns & Co.
   Inc.                $               $               $                $                $

     Total...........  $88,050,000     $87,526,000     $23,033,000      $12,285,000      $15,355,000


         Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. will act as co-lead managers and co-bookrunners with respect to the offered certificates.

         The Underwriting Agreement provides that the obligations of the
Underwriters are subject to conditions precedent, and that the Underwriters severally will be obligated to purchase all of the offered certificates if any are purchased. In the event of a default by an Underwriter, the Underwriting
Agreement provides that the purchase commitment of the non-defaulting
Underwriter may be increased. Proceeds to the Depositor from the sale of the offered certificates, before deducting expenses payable by the Depositor, will
be approximately $      , plus accrued interest on the Certificates.

         The Underwriters have advised us that they will propose to offer the offered certificates from time to time for sale in one or more negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriters may effect such transactions by selling such Classes of offered certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters and any purchasers of such Classes of offered certificates for whom they may act as agent.

         The offered certificates are offered by the Underwriters when, as and if issued by the Depositor, delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the offered certificates will be made in book-entry form through the facilities of DTC against payment therefor on or about July  , 2005, which is
the   business day following the date of pricing of the certificates.

         Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade offered certificates in the secondary market prior to such delivery should

                                     S-149

specify a longer settlement cycle, or should refrain from specifying a shorter settlement cycle, to the extent that failing to do so would result in a settlement date that is earlier than the date of delivery of such offered certificates.

         The Underwriters and any dealers that participate with the Underwriters in the distribution of the offered certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of such Classes of offered certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act of 1933, as amended.

         We have agreed to indemnify the Underwriters against civil liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make in respect of such liabilities.

         The Underwriters currently intend to make a secondary market in the offered certificates, but they are not obligated to do so.

         The Depositor is an affiliate of Morgan Stanley & Co. Incorporated, an
Underwriter, and Morgan Stanley Mortgage Capital, Inc., a seller.

                                 LEGAL MATTERS

         The legality of the offered certificates and the material federal income tax consequences of investing in the offered certificates will be passed upon for the Depositor by Latham & Watkins LLP, New York, New York. Certain
legal matters with respect to the offered certificates will be passed upon for the Underwriters by Latham & Watkins LLP, New York, New York. Certain legal matters will be passed upon for Bear Stearns Commercial Mortgage, Inc. by
Cadwalader, Wickersham & Taft LLP, New York, New York, for Morgan Stanley
Mortgage Capital Inc. by Latham & Watkins LLP, New York, New York, for Wells
Fargo Bank, National Association, in its capacity as master servicer, by Sidley
Austin Brown & Wood LLP, New York, New York and for Principal Commercial
Funding, LLC by Dechert LLP, New York, New York.

                                     S-150

                                     RATINGS

         It is a condition of the issuance of the offered certificates that they receive the following credit ratings from Fitch and S&P.

CLASS                                                FITCH             S&P
-----                                                -----             ---
Class A-1..................................           AAA              AAA
Class A-2..................................           AAA              AAA
Class A-3..................................           AAA              AAA
Class A-AB.................................           AAA              AAA
Class A-4A.................................           AAA              AAA
Class A-4B.................................           AAA              AAA
Class A-J..................................           AAA              AAA
Class B....................................           AA                AA
Class C....................................           AA-              AA-
Class D....................................            A                A

         The ratings of the offered certificates address the likelihood of the timely payment of interest and the ultimate payment of principal, if any, due on the offered certificates by the Rated Final Distribution Date. That date is the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term. The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

         The ratings of the certificates do not represent any assessment of (1)
the likelihood or frequency of principal prepayments, voluntary or involuntary, on the mortgage loans, (2) the degree to which such prepayments might differ from those originally anticipated, (3) whether and to what extent Prepayment
Premiums, Yield Maintenance Charges, any Excess Interest or default interest will be received, (4) the allocation of Net Aggregate Prepayment Interest
Shortfalls or (5) the tax treatment of the certificates. A security rating does not represent any assessment of the yield to maturity that investors may experience. In general, the ratings thus address credit risk and not prepayment risk.

         There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of the offered certificates and, if so, what such rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the ratings assigned to such class at the request of the Depositor.

                                     S-151

                               GLOSSARY OF TERMS

         The certificates will be issued pursuant to the Pooling and Servicing
Agreement. The following Glossary of Terms is not complete. You should also refer to the prospectus and the Pooling and Servicing Agreement for additional definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Pooling and
Servicing Agreement, without exhibits and schedules.

         Unless the context requires otherwise, the definitions contained in this Glossary of Terms apply only to this series of certificates and will not necessarily apply to any other series of certificates the trust may issue.

         "A Note" means, with respect to any A/B Mortgage Loan, the mortgage note (or notes) included in the trust.

         "A/B Mortgage Loan" means the Oak Tree Village Apartments A/B Mortgage
Loan, the Missouri City Shopping Center A/B Mortgage Loan or any mortgage loan serviced under the Pooling and Servicing Agreement that is divided into a senior mortgage note(s) and a subordinated mortgage note, one or more of which senior mortgage note(s) is included in the trust. References herein to an A/B Mortgage
Loan shall be construed to refer to the aggregate indebtedness under the related
A Note and the related B Note.

         "Accrued Certificate Interest" means, in respect of each class of
Certificates for each Distribution Date, the amount of interest for the applicable Interest Accrual Period accrued at the applicable Pass-Through Rate on the aggregate Certificate Balance or Notional Amount, as the case may be, of such class of certificates outstanding immediately prior to such Distribution
Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         "Administrative Cost Rate" will equal the sum of the related Master
Servicing Fee Rate, the Excess Servicing Fee Rate, the Primary Servicing Fee
Rate, and the Trustee Fee Rate set forth in the Pooling and Servicing Agreement
(and in the case of a Non-Serviced Mortgage Loan, the applicable Pari Passu Loan
Servicing Fee Rate, respectively) for any month (in each case, expressed as a per annum rate) for any mortgage loan in such month, and is set forth in
Appendix II.

         "Advance Rate" means a rate equal to the "Prime Rate" as reported in
The Wall Street Journal from time to time.

         "Advances" means Servicing Advances and P&I Advances, collectively.

         "Annual Report" means a report for each mortgage loan based on the most recently available year-end financial statements and most recently available rent rolls of each applicable borrower, to the extent such information is provided to the master servicer, containing such information and analyses as required by the Pooling and Servicing Agreement including, without limitation,
Debt Service Coverage Ratios, to the extent available, and in such form as shall be specified in the Pooling and Servicing Agreement.

         "Anticipated Repayment Date" means, in respect of any ARD Loan, the date on which a substantial principal payment on an ARD Loan is anticipated to be made (which is prior to stated maturity).

         "Appraisal Event" means not later than the earliest of the following:

o    the date 120 days after the occurrence of any delinquency in payment with respect to a mortgage loan, Loan Pair or A/B Mortgage Loan if such delinquency remains uncured;

o    the date 30 days after receipt of notice that the related borrower has filed a bankruptcy petition, an involuntary bankruptcy has occurred or a receiver is appointed in respect of the related mortgaged property, provided that such petition or appointment remains in effect;

                                     S-152

o    the effective date of any modification to a Money Term of a mortgage loan,
     Loan Pair or A/B Mortgage Loan, other than an extension of the date that a
     Balloon Payment is due for a period of less than six months from the original due date of such Balloon Payment; and

o    the date 30 days following the date a mortgaged property becomes an REO
     Property.

         "Appraisal Reduction" will equal, for any mortgage loan, including a mortgage loan as to which the related mortgaged property has become an REO
Property, an amount that is equal to the excess, if any, of:

     the sum of:

o    the Scheduled Principal Balance of such mortgage loan, Loan Pair or A/B
     Mortgage Loan or in the case of an REO Property, the related REO mortgage loan, less the principal amount of certain guarantees and surety bonds and any undrawn letter of credit or debt service reserve, if applicable, that is then securing such mortgage loan;

o    to the extent not previously advanced by the master servicer, the trustee or the fiscal agent, all accrued and unpaid interest on the mortgage loan;

o    all related unreimbursed Advances and interest on such Advances at the
     Advance Rate, and, to the extent applicable, all Advances that were made on a mortgage loan, Loan Pair or A/B Mortgage Loan on or before the date such mortgage loan, Loan Pair or A/B Mortgage Loan became a Rehabilitated
     Mortgage Loan that have since been reimbursed to the advancing party by the trust out of principal collections but not by the related mortgagor; and

o    to the extent funds on deposit in any applicable Escrow Accounts are not sufficient therefor, and to the extent not previously advanced by the master servicer, the trustee or the fiscal agent, all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents and other amounts which were required to be deposited in any Escrow Account (but were not deposited) in respect of the related mortgaged property or REO Property, as the case may be,

     over

o    90% of the value (net of any prior mortgage liens) of such mortgaged property or REO Property as determined by such appraisal or internal valuation, plus the full amount of any escrows held by or on behalf of the trustee as security for the mortgage loan, Loan Pair or A/B Mortgage Loan
     (less the estimated amount of obligations anticipated to be payable in the next twelve months to which such escrows relate).

In the case of any Serviced Pari Passu Mortgage Loan, any Appraisal Reduction
will be calculated in respect of the Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan and then allocated pro rata between the
Serviced Pari Passu Mortgage Loan and the Serviced Companion Mortgage Loan
according to their respective principal balances. In the case of any A/B
Mortgage Loan, any Appraisal Reduction will be calculated in respect of such A/B
Mortgage Loan taken as a whole and any such Appraisal Reduction will be allocated first to the related B Note and then allocated to the related A Note.

         "ARD Loan" means a mortgage loan that provides for increases in the mortgage rate and/or principal amortization at a specified date prior to stated
maturity, which creates an incentive for the related borrower to prepay such mortgage loan.

         "Assumed Scheduled Payment" means an amount deemed due in respect of:

o    any Balloon Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original stated
     maturity date; or

o    any mortgage loan as to which the related mortgaged property has become an
     REO Property.

                                     S-153

The Assumed Scheduled Payment deemed due on any such Balloon Loan on its original stated maturity date and on each successive Due Date that it remains or is deemed to remain outstanding will equal the Scheduled Payment that would have been due on such date if the related Balloon Payment had not come due, but rather such mortgage loan had continued to amortize in accordance with its amortization schedule in effect immediately prior to maturity. With respect to any mortgage loan as to which the related mortgaged property has become an REO
Property, the Assumed Scheduled Payment deemed due on each Due Date for so long as the REO Property remains part of the trust, equals the Scheduled Payment (or
Assumed Scheduled Payment) due on the last Due Date prior to the acquisition of such REO Property.

         "Available Distribution Amount" means in general, for any Distribution
Date:

         (1)  all amounts on deposit in the Certificate Account as of the business day preceding the related Distribution Date that
              represent payments and other collections on or in respect of the mortgage loans and any REO Properties that were received by the master servicer or the special servicer through the end of the related Collection Period, exclusive of any portion that
              represents one or more of the following:

              o    Scheduled Payments collected but due on a Due Date subsequent to the related Collection Period;

              o    Prepayment Premiums or Yield Maintenance Charges (which are separately distributable on the certificates as described in this prospectus supplement);

              o    amounts that are payable or reimbursable to any person other than the Certificateholders (including, among other things, amounts attributable to Expense Losses and amounts payable to the master servicer, the special servicer, the Primary
                   Servicer, the trustee, the paying agent and the fiscal agent as compensation or in reimbursement of outstanding Advances or as Excess Servicing Fees);

              o    amounts deposited in the Certificate Account in error;

              o    if such Distribution Date occurs during January, other than a leap year, or February of any year, the Interest Reserve
                   Amounts with respect to the Interest Reserve Loans to be
                   deposited into the Interest Reserve Account;

              o    in the case of the REO Property related to an A/B Mortgage
                   Loan, all amounts received with respect to such A/B Mortgage
                   Loan that are required to be paid to the holder of the
                   related B Note pursuant to the terms of the related B Note and the related intercreditor agreement; and

              o    any portion of such amounts payable to the holders of any
                   Serviced Companion Mortgage Loan or B Note;

         (2)  to the extent not already included in clause (1), any P&I Advances made and any Compensating Interest Payment paid with respect to such Distribution Date; and

         (3)  if such Distribution Date occurs during March of any year, the aggregate of the Interest Reserve Amounts then on deposit in the
              Interest Reserve Account in respect of each Interest Reserve Loan.

         "Balloon Loans" means mortgage loans that provide for Scheduled
Payments based on amortization schedules significantly longer than their terms to maturity or Anticipated Repayment Date, and that are expected to have remaining principal balances equal to or greater than 5% of the original principal balance of those mortgage loans as of their respective stated maturity date or anticipated to be paid on their Anticipated Repayment Dates, as the case may be, unless previously prepaid.

                                     S-154

         "Balloon LTV" - See "Balloon LTV Ratio."

         "Balloon LTV Ratio" or "Balloon LTV" means the ratio, expressed as a percentage, of (a) (i) the principal balance of a Balloon Loan anticipated to be outstanding on the date on which the related Balloon Payment is scheduled to be due or, (ii) in the case of an ARD Loan, the principal balance on its related
Anticipated Repayment Date to (b) the value of the related mortgaged property or properties as of the Cut-off Date determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement.

         "Balloon Payment" means, with respect to the Balloon Loans, the principal payments and scheduled interest due and payable on the relevant maturity dates.

         "Bankruptcy Code" means, the federal Bankruptcy Code, Title 11 of the
United States Code, as amended.

         "Base Interest Fraction" means, with respect to any principal prepayment of any mortgage loan that provides for payment of a Prepayment
Premium or Yield Maintenance Charge, and with respect to any class of certificates, a fraction (A) whose numerator is the greater of (x) zero and (y)
the difference between (i) the Pass-Through Rate on that class of certificates, and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield
Maintenance Charge with respect to the principal prepayment (or the current
Discount Rate if not used in such calculation) and (B) whose denominator is the difference between (i) the mortgage rate on the related mortgage loan and (ii)
the Discount Rate used in calculating the Prepayment Premium or Yield
Maintenance Charge with respect to that principal prepayment (or the current
Discount Rate if not used in such calculation), provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If the
Discount Rate referred to above is greater than the mortgage rate on the related mortgage loan, then the Base Interest Fraction will equal zero.

         "B Note" means, with respect to any A/B Mortgage Loan, the related subordinated Mortgage Note not included in the trust, which is subordinated in right of payment to the related A Note to the extent set forth in the related intercreditor agreement.

         "Brick Walk Mortgage Loan" means Mortgage Loan No. 147.

         "BSCMI" means Bear Stearns Commercial Mortgage, Inc.

         "BSCMI Loans" means the mortgage loans that were originated or purchased by BSCMI or an affiliate of BSCMI.

         "BSCMS 2005-PWR8" means the securitization known as the Bear Stearns
Commercial Mortgage Securities Trust 2005-PWR8.

         "BSCMS 2005-PWR8 Certificate Administrator" means the certificate administrator, tax administrator and certificate registrar appointed under the
BSCMS 2005-PWR8 Pooling and Servicing Agreement.

         "BSCMS 2005-PWR8 Depositor" means the "depositor" under the BSCMS
2005-PWR8 Pooling and Servicing Agreement, which as of the date of this prospectus supplement is Bear Stearns Commercial Mortgage Securities Inc.

         "BSCMS 2005-PWR8 Fiscal Agent" means the "fiscal agent" under the BSCMS
2005-PWR8 Pooling and Servicing Agreement, which as of the date of this prospectus supplement is ABN AMRO Bank N.V.

         "BSCMS 2005-PWR8 Master Servicer" means each of the "master servicers"
under the BSCMS 2005-PWR8 Pooling and Servicing Agreement, which as of the date of this prospectus supplement is Prudential Asset Resources, Inc. with respect to those mortgage loans sold to BSCMS 2005-PWR8 by Prudential Mortgage Capital
Funding, LLC and Wells Fargo Bank, National Association with respect to all other mortgage loans sold to BSCMS 2005-PWR8, as applicable.

                                     S-155

         "BSCMS 2005-PWR8 Pooling and Servicing Agreement" means the Pooling and
Servicing Agreement entered into between the BSCMS 2005-PWR8 Depositor, the
BSCMS 2005-PWR8 Master Servicer, the BSCMS 2005-PWR8 Special Servicer, the BSCMS
2005-PWR8 Certificate Administrator, the BSCMS 2005-PWR8 Trustee and the BSCMS
2005-PWR8 Fiscal Agent.

         "BSCMS 2005-PWR8 Special Servicer" means the "special servicer" under the BSCMS 2005-PWR8 Pooling and Servicing Agreement, which as of the date of this prospectus supplement is ARCap Servicing, Inc.

         "BSCMS 2005-PWR8 Trustee" means the "trustee" under the BSCMS 2005-PWR8
Pooling and Servicing Agreement, which as of the date of this prospectus supplement is LaSalle Bank National Association, a national banking association.

         "Certificate Account" means one or more separate accounts established and maintained by the master servicer, the Primary Servicer or any sub-servicer on behalf of the master servicer, pursuant to the Pooling and Servicing
Agreement.

         "Certificate Balance" will equal the then maximum amount that the holder of each Principal Balance Certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust.

         "Certificateholder" or "Holder" means an entity in whose name a certificate is registered in the certificate registrar.

         "Certificate Owner" means an entity acquiring an interest in an offered certificate.

         "Class" means the designation applied to the offered certificates and the private certificates, pursuant to this prospectus supplement.

         "Class A Senior Certificates" means the Class A-1 Certificates, the
Class A-2 Certificates, the Class A-3 Certificates, the Class A-AB Certificates,
the Class A-4A Certificates and the Class A-4B Certificates.

         "Class A-4 Certificates" means the Class A-4A Certificates and Class
A-4B Certificates.

         "Class X Certificates" means the Class X-1 Certificates and Class X-2
Certificates.

         "Clearstream Bank" means Clearstream Bank, societe anonyme.

         "Closing Date" means on or about July      , 2005.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collection Period" means, with respect to any Distribution Date, the period beginning with the day after the Determination Date in the month preceding such Distribution Date (or, in the case of the first Distribution
Date, the Cut-off Date) and ending with the Determination Date occurring in the month in which such Distribution Date occurs.

         "Compensating Interest" means with respect to any Distribution Date, an amount equal to the lesser of (A) the excess of (i) Prepayment Interest
Shortfalls incurred in respect of the mortgage loans other than Specially
Serviced Mortgage Loans resulting from (x) voluntary Principal Prepayments on such mortgage loans (but not including any B Note, Non-Serviced Companion
Mortgage Loan or Serviced Companion Mortgage Loan) or (y) to the extent that the master servicer did not apply the proceeds from involuntary Principal
Prepayments in accordance with the terms of the related mortgage loan documents, involuntary Principal Prepayments during the related Collection Period over (ii)
the aggregate of Prepayment Interest Excesses incurred in respect of the mortgage loans resulting from Principal Prepayments on the mortgage loans (but not including any B Note, Non-Serviced Companion Mortgage Loan or Serviced
Companion Mortgage Loan) during the same Collection Period, and (B) the

                                     S-156

aggregate of the portion of the aggregate Master Servicing Fee accrued at a rate per annum equal to 2 basis points for the related Collection Period calculated in respect of all the mortgage loans including REO Properties (but not including any B Note, Non-Serviced Companion Mortgage Loan or Serviced Companion Mortgage
Loan), plus any investment income earned on the amount prepaid prior to such
Distribution Date.

         "Compensating Interest Payment" means any payment of Compensating
Interest.

         "Condemnation Proceeds" means any awards resulting from the full or partial condemnation or eminent domain proceedings or any conveyance in lieu or in anticipation of such proceedings with respect to a mortgaged property by or to any governmental, quasi-governmental authority or private entity with condemnation powers other than amounts to be applied to the restoration, preservation or repair of such mortgaged property or released to the related borrower in accordance with the terms of the mortgage loan and (if applicable)
its related B Note or Serviced Companion Mortgage Loan. With respect to the mortgaged property or properties securing any Non-Serviced Mortgage Loan or
Non-Serviced Companion Mortgage Loan, only the portion of such amounts payable to the holder of the related Non-Serviced Mortgage Loan will be included in
Condemnation Proceeds, and with respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage Loan, only an allocable portion of such
Condemnation Proceeds will be distributable to the Certificateholders.

         "Constant Default Rate" or "CDR" means a rate that represents an assumed constant rate of default each month, which is expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CDR does not purport to be either an historical description of the default experience of any pool of mortgage loans or a prediction of the anticipated rate of default of any mortgage loans, including the mortgage loans underlying the certificates.

         "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the mortgage loans underlying the certificates.

         "Controlling Class" means the most subordinate class of Subordinate
Certificates outstanding at any time of determination; provided, however, that if the aggregate Certificate Balance of such class of certificates is less than
25% of the initial aggregate Certificate Balance of such Class as of the Closing
Date, the Controlling Class will be the next most subordinate class of certificates.

         "CPR" - See "Constant Prepayment Rate" above.

         "Cut-off Date" means July 1, 2005. For purposes of the information contained in this prospectus supplement (including the appendices to this prospectus supplement), scheduled payments due in July 2005 with respect to mortgage loans not having Due Dates on the first of each month have been deemed received on July 1, 2005, not the actual day which such scheduled payments were due.

         "Cut-off Date Balance" means, with respect to any mortgage loan, such mortgage loan's principal balance outstanding as of its Cut-off Date, after application of all payments of principal due on or before such date, whether or not received determined as described under "Description of the Mortgage
Pool--Additional Mortgage Loan Information" in this prospectus supplement. For purposes of those mortgage loans that have a Due Date on a date other than the first of the month, we have assumed that monthly payments on such mortgage loans are due on the first of the month for purposes of determining their Cut-off Date
Balances.

         "Cut-off Date Loan-to-Value" or "Cut-off Date LTV" means a ratio, expressed as a percentage, of the Cut-off Date Balance of a mortgage loan to the value of the related mortgaged property or properties determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information"
in this prospectus supplement.

         "Cut-off Date LTV" - See "Cut-off Date Loan-to-Value."

                                     S-157

         "Debt Service Coverage Ratio" or "DSCR" means the ratio of
Underwritable Cash Flow estimated to be produced by the related mortgaged property or properties to the annualized amount of current debt service payable under that mortgage loan.

         "Depositor" means Morgan Stanley Capital I Inc.

         "Determination Date" means, with respect to any Distribution Date, the earlier of (i) the 8th day of the month in which such Distribution Date occurs, or, if such day is not a business day, the next preceding business day, and (ii)
the 5th business day prior to the related Distribution Date.

         "Discount Rate" means, for the purposes of the distribution of
Prepayment Premiums or Yield Maintenance Charges, the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually.

         "Distributable Certificate Interest Amount" means, in respect of any class of certificates for any Distribution Date, the sum of:

         o    Accrued Certificate Interest in respect of such class of
              certificates for such Distribution Date, reduced (to not less than zero) by:

              o    any Net Aggregate Prepayment Interest Shortfalls allocated to such Class for such Distribution Date; and

              o    Realized Losses and Expense Losses, in each case specifically allocated with respect to such Distribution Date to reduce the Distributable Certificate Interest Amount payable in
                   respect of such Class in accordance with the terms of the
                   Pooling and Servicing Agreement; plus

         o    the portion of the Distributable Certificate Interest Amount for such Class remaining unpaid as of the close of business on the preceding Distribution Date; plus

         o    if the aggregate Certificate Balance is reduced because of a diversion of principal as a result of the reimbursement of non-recoverable Advances out of principal in accordance with the terms of the Pooling and Servicing Agreement, and there is a subsequent recovery of amounts applied by the master servicer as recoveries of principal, then an amount generally equal to interest at the applicable Pass-Through Rate that would have accrued and been distributable with respect to the amount that the aggregate Certificate Balance was so reduced, which interest will accrue from the date that the related Realized Loss is allocated through the end of the Interest Accrual Period related to the
              Distribution Date on which such amounts are subsequently
              recovered.

         "Distribution Account" means the distribution account maintained by the paying agent, in accordance with the Pooling and Servicing Agreement.

         "Distribution Date" means the 12th day of each month, or if any such
12th day is not a business day, on the next succeeding business day.

         "Document Defect" means that a mortgage loan is not delivered as and when required, is not properly executed or is defective on its face.

         "DOL Regulation" means the final regulation, issued by the DOL, defining the term "plan assets" which provides, generally, that when a Plan makes an equity investment in another entity, the underlying assets of that entity may be considered plan assets unless exceptions apply (29 C.F.R. Section
2510.3-101).

         "DSCR" - See "Debt Service Coverage Ratio."

                                     S-158

         "DTC" means The Depository Trust Company.

         "Due Dates" means dates upon which the related Scheduled Payments are due under the terms of the related mortgage loans or any B Note or Serviced
Companion Mortgage Loan.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

         "Escrow Account" means one or more custodial accounts established and maintained by the master servicer (or the Primary Servicer on its behalf)
pursuant to the Pooling and Servicing Agreement.

         "Euroclear Bank" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear system.

         "Event of Default" means, with respect to the master servicer under the
Pooling and Servicing Agreement, any one of the following events:

o    any failure by the master servicer to remit to the paying agent any payment required to be remitted by the master servicer under the terms of the
     Pooling and Servicing Agreement, including any required Advances;

o    any failure by the master servicer to make a required deposit to the
     Certificate Account which continues unremedied for one business day following the date on which such deposit was first required to be made;

o    any failure on the part of the master servicer duly to observe or perform in any material respect any other of the duties, covenants or agreements on the part of the master servicer contained in the Pooling and Servicing
     Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the master servicer by the Depositor or the trustee; provided, however, that if the master servicer certifies to the trustee and the Depositor that the master servicer is in good faith attempting to remedy such failure, such cure period will be extended to the extent necessary to permit the master servicer to cure such failure;
     provided, further that such cure period may not exceed 90 days;

o    any breach of the representations and warranties of the master servicer in the Pooling and Servicing Agreement that materially and adversely affects the interest of any holder of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied shall have been given to the master servicer by the Depositor or the trustee, provided, however, that if the master servicer certifies to the trustee and the Depositor that the master servicer is in good faith attempting to remedy such breach, such cure period will be extended to the extent necessary to permit the master servicer to cure such breach; provided, further that such cure period may not exceed 90 days;

o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the master servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o    the master servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the master servicer or of or relating to all or substantially all of its property;

o    the master servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

                                     S-159

o    the master servicer is removed from S&P's Select Servicer List as a U.S.
     Commercial Mortgage Master Servicer and is not reinstated within 60 days and the ratings then assigned by S&P to any class or classes of certificates are downgraded, qualified or withdrawn, including, without limitation, being placed on "negative credit watch" in connection with such removal;

o    the trustee shall receive notice from Fitch to the effect that the continuation of the master servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Fitch to any class of certificates; or

o    the master servicer has been downgraded to a servicer rating level below
     CMS3, or its then equivalent, by Fitch.

         "Excess Interest" means, in respect of each ARD Loan that does not repay on its Anticipated Repayment Date, the excess, if any, of interest accrued on such mortgage loan at the Revised Rate over interest accrued on such mortgage loan at the Initial Rate, together with interest thereon at the Revised Rate from the date accrued to the date such interest is payable (generally, after payment in full of the outstanding principal balance of such loan).

         "Excess Interest Sub-account" means an administrative account deemed to be a sub-account of the Distribution Account. The Excess Interest Sub-account will not be an asset of any REMIC Pool.

         "Excess Liquidation Proceeds" means the excess of (i) proceeds from the sale or liquidation of a mortgage loan or related REO Property, net of expenses over (ii) the amount that would have been received if a prepayment in full had been made with respect to such mortgage loan (or, in the case of an REO Property related to an A/B Mortgage Loan, a prepayment in full had been made with respect to both the related A Note and B Note) on the date such proceeds were received plus accrued and unpaid interest with respect to that mortgage loan and any and all expenses with respect to that mortgage loan.

         "Excess Servicing Fee" means an additional fee payable to Wells Fargo that accrues at the Excess Servicing Fee Rate, which is assignable and non-terminable.

         "Excess Servicing Fee Rate" means an amount per annum set forth in the
Pooling and Servicing Agreement which is payable each month with respect to certain mortgage loans in connection with the Excess Servicing Fee.

         "Exemptions" means the individual prohibited transaction exemptions relating to pass-through certificates and the operation of asset pool investment trusts granted by the DOL to the Underwriters, as amended.

         "Expense Losses" means, among other things:

o    any interest paid to the master servicer, special servicer, the trustee or the fiscal agent in respect of unreimbursed Advances on the mortgage loans;

o    all Special Servicer Compensation payable to the special servicer from amounts that are part of the trust;

o    other expenses of the trust, including, but not limited to, specified reimbursements and indemnification payments to the trustee, the fiscal agent, the paying agent and certain related persons, specified reimbursements and indemnification payments to the Depositor, the master servicer, the special servicer, the Primary Servicer and certain related persons, specified taxes payable from the assets of the trust, the costs and expenses of any tax audits with respect to the trust and other tax-related expenses, rating agency fees not recovered from the borrower, amounts expended on behalf of the trust to remediate an adverse environmental condition and the cost of various opinions of counsel required to be obtained in connection with the servicing of the mortgage loans and administration of the trust; and

o    any other expense of the trust not specifically included in the calculation of Realized Loss for which there is no corresponding collection from the borrower.

                                     S-160

         "Financial Market Publishers" means TREPP, LLC, Intex Solutions, Inc.
and Standard and Poor's Conquest.

         "Fitch" means Fitch, Inc.

         "401(c) Regulations" means the final regulations issued by the DOL under Section 401(c) of ERISA clarifying the application of ERISA to Insurance
Company General Accounts.

         "Hinckley Portfolio Companion Loan" means the loans that, in the aggregate, are secured by the Hinckley Portfolio Pari Passu Mortgage on a pari passu basis with the Hinckley Portfolio Pari Passu Loan.

         "Hinckley Portfolio Loan Group" means, collectively, the Hinckley
Portfolio Pari Passu Loan and the Hinckley Portfolio Companion Loan.

         "Hinckley Portfolio Pari Passu Loan" means Mortgage Loan Nos. 28-32, which is secured on a pari passu basis with the Hinckley Portfolio Companion
Loan pursuant to the Hinckley Portfolio Pari Passu Mortgage.

         "Hinckley Portfolio Pari Passu Mortgage" means the mortgage securing the Hinckley Portfolio Pari Passu Loan and the Hinckley Portfolio Companion
Loan.

         "Initial Pool Balance" means the aggregate Cut-off Date Balance of
$1,228,438,747.

         "Initial Rate" means, with respect to any mortgage loan, the mortgage rate in effect as of the Cut-off Date for such mortgage loan.

         "Insurance Proceeds" means all amounts paid by an insurer under an insurance policy in connection with a mortgage loan, Serviced Companion Mortgage
Loan or B Note, other than amounts required to be paid to the related borrower.
With respect to the mortgaged property or properties securing any Non-Serviced
Mortgage Loan or Non-Serviced Companion Mortgage Loan, only the portion of such amounts payable to the holder of the related Non-Serviced Mortgage Loan will be included in Insurance Proceeds, and with respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage Loan, only an allocable portion of such Insurance Proceeds will be distributable to the
Certificateholders.

         "Interest Accrual Period" means, for each class of REMIC Regular
Certificates and each Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

         "Interest Only Certificates" means the Class X Certificates.

         "Interest Reserve Account" means an account that the master servicer has established and will maintain for the benefit of the holders of the certificates.

         "Interest Reserve Amount" means all amounts deposited in the Interest
Reserve Account with respect to Scheduled Payments due in any applicable January and February.

         "Interest Reserve Loan" - See "Non-30/360 Loan" below.

         "JL Holdings Portfolio B Note" means, with respect to the JL Holdings
Portfolio Pari Loan, the JL Holdings Portfolio B Note, which is a subordinated mortgage note that is not included in the trust and is not serviced under the
Pooling and Servicing Agreement.

         "JL Holdings Portfolio Companion Loan" means the loans that, in the aggregate, are secured by the JL Holdings Portfolio Pari Passu Mortgage on a
pari passu basis with the JL Holdings Portfolio Pari Passu Loan.

                                     S-161

         "JL Holdings Portfolio Loan Group" means, collectively, the JL Holdings
Portfolio Pari Passu Loan, the JL Holdings Portfolio Companion Loan and the JL
Holdings Portfolio B Note.

         "JL Holdings Portfolio Pari Passu Loan" means Mortgage Loan Nos.
36-125, which is secured on a pari passu basis with the JL Holdings Portfolio
Companion Loan pursuant to the JL Holdings Portfolio Pari Passu Mortgage.

         "JL Holdings Portfolio Pari Passu Mortgage" means the mortgage securing the JL Holdings Portfolio Pari Passu Loan, the JL Holdings Portfolio Companion
Loan and the JL Holdings Portfolio B Note.

         "Liquidation Fee" means 1.00% of the related Liquidation Proceeds and/or any Condemnation Proceeds and Insurance Proceeds received by the trust in connection with a Specially Serviced Mortgage Loan or related REO Property (net of any expenses). For the avoidance of doubt, a Liquidation Fee will be payable in connection with a repurchase of an A Note by the holder of the related B Note only to the extent set forth in the related intercreditor agreement.

         "Liquidation Proceeds" means proceeds from the sale or liquidation
(provided that for the purposes of calculating Liquidation Fees, Liquidation
Proceeds shall not include any proceeds from a repurchase of a mortgage loan by a mortgage loan seller due to a Material Breach of a representation or warranty or Material Document Defect) of a mortgage loan, Serviced Companion Mortgage
Loan or B Note or related REO Property, net of liquidation expenses. With respect to any Non-Serviced Mortgage Loan, the Liquidation Proceeds shall include only the portion of such net proceeds that is payable to the holder of such Non-Serviced Mortgage Loan.

         "Loan Pair" means a Serviced Pari Passu Mortgage Loan and the related
Serviced Companion Mortgage Loan, collectively.

         "Lock-out Period" means the period during which voluntary principal prepayments are prohibited.

         "Master Servicer Remittance Date" means, in each month, the business day preceding the Distribution Date.

         "Master Servicing Fee" means the monthly amount, based on the Master
Servicing Fee Rate, to which the master servicer is entitled in compensation for servicing the mortgage loans, any Serviced Companion Mortgage Loan and any B
Note.

         "Master Servicing Fee Rate" means the rate per annum payable each month with respect to a mortgage loan (other than the Non-Serviced Mortgage Loans), any Serviced Companion Mortgage Loan and any B Note in connection with the
Master Servicing Fee as set forth in the Pooling and Servicing Agreement.
Notwithstanding the foregoing, no Master Servicing Fee will be payable with respect to the Oak Tree Village Apartments B Note or otherwise be allocable to such Oak Tree Village Apartments B Note or the trust.

         "Material Breach" means a breach of any of the representations and warranties that (a) materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the breach materially and adversely affects the value of the mortgage loan and (ii)
the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated
Mortgage Loan.

         "Material Document Defect" means a Document Defect that either (a)
materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the Document Defect materially and adversely affects the value of the mortgage loan and (ii) the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage
Loan.

         "Missouri City Shopping Center A/B Mortgage Loan" means the Missouri
City Shopping Center Mortgage Loan and the Missouri City Shopping Center B Note.

         "Missouri City Shopping Center Mortgage Loan" means Mortgage Loan No.
168.

                                     S-162

         "Missouri City Shopping Center B Note" means, with respect to the
Missouri City Shopping Center Mortgage Loan, the related B Note.

         "Money Term" means, with respect to any mortgage loan, Serviced
Companion Mortgage Loan or B Note, the stated maturity date, mortgage rate, principal balance, amortization term or payment frequency or any provision of the mortgage loan requiring the payment of a Prepayment Premium or Yield
Maintenance Charge (but does not include late fee or default interest provisions).

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgage File" means the following documents, among others:

o    the original mortgage note (or lost note affidavit), endorsed (without recourse) in blank or to the order of the trustee;

o    the original or a copy of the related mortgage(s), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o    the original or a copy of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o    an assignment of each related mortgage in blank or in favor of the trustee, in recordable form;

o    an assignment of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage) in blank or in favor of the trustee, in recordable form;

o    an original or copy of the related lender's title insurance policy (or, if a title insurance policy has not yet been issued, a binder, commitment for title insurance or a preliminary title report); and

o    when relevant, the related ground lease or a copy of it.

         "Mortgage Loan Purchase Agreement" means each of the agreements entered into between the Depositor and the respective seller, as the case may be.

         "Mortgage Pool" means the one hundred fifty-six (156) mortgage loans with an aggregate principal balance, as of the Cut-off Date, of approximately
$1,228,438,747, which may vary on the Closing Date by up to 5%.

         "MSMC" means Morgan Stanley Mortgage Capital Inc.

         "MSMC Loans" means the mortgage loans that were originated or purchased by MSMC.

         "Net Aggregate Prepayment Interest Shortfall" means, for the related
Distribution Date, the aggregate of all Prepayment Interest Shortfalls incurred in respect of the mortgage loans other than Specially Serviced Mortgage Loans during any Collection Period that are neither offset by Prepayment Interest
Excesses collected on such mortgage loans during such Collection Period nor covered by a Compensating Interest Payment paid by the master servicer.

         "Net Mortgage Rate" means, in general, with respect to any mortgage loan, a per annum rate equal to the related mortgage rate (excluding any default interest or any rate increase occurring after an Anticipated Repayment Date)
minus the related Administrative Cost Rate; provided that, for purposes of calculating the Pass-Through Rate for each class of REMIC Regular Certificates from time to time, the Net Mortgage Rate for any mortgage loan will

                                     S-163

be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan subsequent to the Closing Date. In addition, because the certificates accrue interest on the basis of a 360-day year consisting of twelve 30-day months, when calculating the Pass-Through Rate for each class of certificates for each Distribution Date, the Net Mortgage Rate on a Non-30/360
Loan will be the annualized rate at which interest would have to accrue on the basis of a 360-day year consisting of twelve 30-day months in order to result in the accrual of the aggregate amount of net interest actually accrued (exclusive of default interest or Excess Interest). However, with respect to each
Non-30/360 Loan:

o    the Net Mortgage Rate that would otherwise be in effect for purposes of the
     Scheduled Payment due in January of each year (other than a leap year) and
     February of each year will be adjusted to take into account the applicable
     Interest Reserve Amount; and

o    the Net Mortgage Rate that would otherwise be in effect for purposes of the
     Scheduled Payment due in March of each year will be adjusted to take into account the related withdrawal from the Interest Reserve Account for the preceding January (commencing in 2006), if applicable, and February
     (commencing in 2006).

         "Non-Serviced Companion Mortgage Loan" means a loan not included in the trust that is generally payable on a pari passu basis with the related
Non-Serviced Mortgage Loan, and in this securitization means the JL Holdings
Portfolio Companion Loan.

         "Non-Serviced Mortgage Loan" means a mortgage loan included in the trust but serviced under another agreement. The Non-Serviced Mortgage Loan in the trust is the JL Holdings Portfolio Pari Passu Loan.

         "Non-Serviced Mortgage Loan B Note" means any related note subordinate in right of payment to a Non-Serviced Mortgage Loan.

         "Non-Serviced Mortgage Loan Group" means the JL Holdings Portfolio Loan
Group.

         "Non-Serviced Mortgage Loan Master Servicer" means the applicable
"master servicer" under the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement.

         "Non-Serviced Mortgage Loan Mortgage" means the JL Holdings Portfolio
Pari Passu Mortgage.

         "Non-Serviced Mortgage Loan Pooling and Servicing Agreement" means the
BSCMS 2005-PWR8 Pooling and Servicing Agreement.

         "Non-Serviced Mortgage Loan Special Servicer" means the applicable
"special servicer" under the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement.

         "Non-Serviced Mortgage Loan Trustee" means the applicable "trustee"
under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

         "Non-30/360 Loan" or "Interest Reserve Loan" means a mortgage loan that accrues interest other than on the basis of a 360-day year consisting of 12
30-day months.

         "Notional Amount" means the notional principal amount of the Class X
Certificates, which will be based upon the outstanding principal balance of the
Principal Balance Certificates outstanding from time to time.

         "Oak Tree Village Apartments A/B Mortgage Loan" means the Oak Tree
Village Apartments Mortgage Loan and the Oak Tree Village Apartments B Note.

         "Oak Tree Village Apartments B Note" means, with respect to the Oak
Tree Village Apartments Mortgage Loan, the related B Note.

                                     S-164

         "Oak Tree Village Apartments Change of Control Event" means, with respect to the Oak Tree Village Apartments A/B Mortgage Loan, as of any date of determination if (a) (i) the initial unpaid principal balance of the Oak Tree
Village Apartments B Note minus (ii) the sum of (x) any scheduled payments or prepayments of principal allocated to, and received on, the Oak Tree Village
Apartments B Note, (y) any Appraisal Reduction amount in effect as of such date of determination and allocable to the Oak Tree Village Apartments B Note and (z)
any realized losses allocated to the Oak Tree Village Apartments B Note is less than (b) 25% of the difference between (x) the initial unpaid principal balance of the Oak Tree Village Apartments B Note and (y) any scheduled payments or prepayments of principal allocated to, and received on, the Oak Tree Village
Apartments B Note.

         "Oak Tree Village Apartments Intercreditor Agreement" means that certain intercreditor agreement dated as of June 20, 2005, between the initial holder of the Oak Tree Village Apartments Mortgage Loan and the initial holder of the Oak Tree Village Apartments B Note.

         "Oak Tree Village Apartments Mortgage Loan" means Mortgage Loan No. 24.

         "OID" means original issue discount.

         "Operating Adviser" means that entity appointed by the holders of a majority of the Controlling Class which will have the right to receive notification from, and in specified cases to direct, the special servicer in regard to specified actions; provided, that, with respect to an A/B Mortgage
Loan, a holder of the related B Note, will, to the extent set forth in the related intercreditor agreement, instead be entitled to the rights and powers granted to the Operating Adviser under the Pooling and Servicing Agreement to the extent such rights and powers relate to the related A/B Mortgage Loan (but only so long as the holder of the related B Note is the directing holder or controlling holder, as defined in the related Intercreditor Agreement).

         "P&I Advance" means the amount of any Scheduled Payments or Assumed
Scheduled Payment (net of the related Master Servicing Fees, Excess Servicing
Fees, Primary Servicing Fees and other servicing fees payable from such
Scheduled Payments or Assumed Scheduled Payments), other than any Balloon
Payment, advanced on the mortgage loans that are delinquent as of the close of business on the preceding Determination Date.

         "Pari Passu Loan Servicing Fee" means the monthly amount, based on the
Pari Passu Loan Servicing Fee Rate, paid as compensation for the servicing of the applicable Non-Serviced Mortgage Loan.

         "Pari Passu Loan Servicing Fee Rate" means the servicing fee rate applicable to any Non-Serviced Mortgage Loan pursuant to its related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

         "Participants" means DTC's participating organizations.

         "Parties in Interest" means persons who have specified relationships to
Plans ("parties in interest" under ERISA or "disqualified persons" under Section
4975 of the Code).

         "Pass-Through Rate" means the rate per annum at which any class of certificates (other than the Residual Certificates) accrues interest.

         "PCF" means Principal Commercial Funding, LLC.

         "PCF Loans" means the mortgage loans that were originated by PCF or its affiliates.

         "Percentage Interest" will equal, as evidenced by any certificate in the Class to which it belongs, a fraction, expressed as a percentage, the numerator of which is equal to the initial Certificate Balance or Notional
Amount, as the case may be, of such certificate as set forth on the face of the certificate, and the denominator of which is equal to the initial aggregate
Certificate Balance or Notional Amount, as the case may be, of such Class.

         "Permitted Cure Period" means, for the purposes of any Material
Document Defect or Material Breach in respect of any mortgage loan, the 90-day period immediately following the earlier of the discovery by the related

                                     S-165

seller or receipt by the related seller of notice of such Material Document
Defect or Material Breach, as the case may be. However, if such Material
Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period and such Document
Defect or Material Breach would not cause the mortgage loan to be other than a
"qualified mortgage", but the related seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period will be extended for an additional 90 days unless, solely in the case of a Material
Document Defect, (x) the mortgage loan is then a Specially Serviced Mortgage
Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in the second and fifth bullet points of the definition of Specially Serviced Mortgage Loan and (y) the Document Defect was identified in a certification delivered to the related mortgage loan seller by the trustee in accordance with the Pooling and Servicing Agreement.

         "Planned Principal Balance" means, for any Distribution Date, the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement.

         "Plans" means (a) employee benefit plans as defined in Section 3(3) of
ERISA that are subject to Title I of ERISA, (b) plans as defined in Section 4975 of the Code that are subject to Section 4975 of the Code, (c) any other retirement plan or employee benefit plan or arrangement subject to applicable federal, state or local law materially similar to the foregoing provisions of
ERISA and the Code, and (d) entities whose underlying assets include plan assets by reason of a plan's investment in such entities.

         "Pooling and Servicing Agreement" means the Pooling and Servicing
Agreement, dated as of July 1, 2005, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, Wells Fargo Bank,
National Association, as paying agent and certificate registrar and ABN AMRO
Bank N.V., as fiscal agent.

         "Prepayment Interest Excess" means, in the case of a mortgage loan in which a full or partial Principal Prepayment or a Balloon Payment is made during any Collection Period after the Due Date for such mortgage loan, the amount of interest which accrues on the amount of such Principal Prepayment or Balloon
Payment that exceeds the corresponding amount of interest accruing on the certificates. The amount of the Prepayment Interest Excess in any such case will generally equal the interest that accrues on the mortgage loan from such Due
Date to the date such payment was made, net of the Trustee Fee, the Master
Servicing Fee, the Primary Servicing Fee, the pari passu loan servicing fee (in the case of any Non-Serviced Mortgage Loan), the Excess Servicing Fee and, if
the related mortgage loan is a Specially Serviced Mortgage Loan, net of the
Special Servicing Fee.

         "Prepayment Interest Shortfall" means, a shortfall in the collection of a full month's interest for any Distribution Date and with respect to any mortgage loan as to which the related borrower has made a full or partial
Principal Prepayment (or a Balloon Payment) during the related Collection
Period, and the date such payment was made occurred prior to the Due Date for such mortgage loan in such Collection Period (including any shortfall resulting from such a payment during the grace period relating to such Due Date). Such a shortfall arises because the amount of interest (net of the Master Servicing
Fee, the Primary Servicing Fee, the Excess Servicing Fee, the Pari Passu Loan
Servicing Fee (in the case of any Non-Serviced Mortgage Loan) and the Trustee
Fee that accrues on the amount of such Principal Prepayment or Balloon Payment will be less than the corresponding amount of interest accruing on the
Certificates. In such a case, the Prepayment Interest Shortfall will generally equal the excess of:

o    the aggregate amount of interest that would have accrued at the Net
     Mortgage Rate (less the Special Servicing Fee, if the related mortgage loan is a Specially Serviced Mortgage Loan) on the Scheduled Principal Balance
     of such mortgage loan if the mortgage loan had paid on its Due Date and such Principal Prepayment or Balloon Payment had not been made, over

o    the aggregate interest that did so accrue through the date such payment was made (net of the Master Servicing Fee, the Primary Servicing Fee, the
     Excess Servicing Fee, the Pari Passu Loan Servicing Fee payable in connection with any Non-Serviced Mortgage Loan, the Special Servicing Fee,
     if the related mortgage loan is a Specially Serviced Mortgage Loan, and the
     Trustee Fee).

                                     S-166

         "Prepayment Premium" means, with respect to any mortgage loan, Serviced
Companion Mortgage Loan or B Note for any Distribution Date, prepayment premiums and charges, if any, received during the related Collection Period in connection with Principal Prepayments on such mortgage loan, Serviced Companion Mortgage
Loan or B Note.

         "Primary Servicer" means Principal Global Investors, LLC.

         "Primary Servicing Fee" means the monthly amount, based on the Primary
Servicing Fee Rate, paid as compensation for the primary servicing of the mortgage loans.

         "Primary Servicing Fee Rate" means an amount per annum set forth in the
Pooling and Servicing Agreement, which is payable each month with respect to a mortgage loan in connection with the Primary Servicing Fee.

         "Principal Balance Certificates" means, upon initial issuance, the
Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4A, Class A-4B, Class A-J,
Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K,
Class L, Class M, Class N, Class O and Class P Certificates.

         "Principal Distribution Amount" equals, in general, for any
Distribution Date, the aggregate of the following:

o    the principal portions of all Scheduled Payments (other than the principal portion of Balloon Payments) and any Assumed Scheduled Payments, in each case, to the extent received or advanced, as the case may be, in respect of the mortgage loans and any REO mortgage loans (but not in respect of any
     Serviced Companion Mortgage Loan or B Note or, in either case, its respective successor REO mortgage loan) for their respective Due Dates occurring during the related Collection Period; and

o    all payments (including Principal Prepayments and the principal portion of
     Balloon Payments (but not in respect of any Serviced Companion Mortgage
     Loan or B Note or, in either case, its respective successor REO mortgage loan)) and other collections (including Liquidation Proceeds (other than the portion, if any, constituting Excess Liquidation Proceeds),
     Condemnation Proceeds, Insurance Proceeds and REO Income (each as defined herein) and proceeds of mortgage loan repurchases) that were received on or in respect of the mortgage loans (but not in respect of any Serviced
     Companion Mortgage Loan or B Note) during the related Collection Period and that were identified and applied by the master servicer as recoveries of principal.

         The following amounts shall reduce the Principal Distribution Amount to the extent applicable:

o    if any advances previously made in respect of any mortgage loan that becomes the subject of a workout are not fully repaid at the time of that workout, then those advances (and advance interest thereon) are reimbursable from amounts allocable to principal received with respect to the mortgage pool during the collection period for the related distribution date, and the Principal Distribution Amount will be reduced (to not less than zero) by any of those advances (and advance interest thereon) that are reimbursed from such principal collections during that collection period
     (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered on the related mortgage loan, such recoveries will increase the Principal Distribution Amount for the distribution date following the collection period in which the subsequent recovery occurs); and

o    if any advance previously made in respect of any mortgage loan is determined to be nonrecoverable, then that advance (unless the applicable party entitled to the reimbursement elects to defer all or a portion of the reimbursement as described herein) will be reimbursable (with advance interest thereon) first from amounts allocable to principal received with respect to the mortgage pool during the collection period for the related distribution date (prior to reimbursement from other collections) and the
     Principal Distribution Amount will be reduced (to not less than zero) by any of those advances (and advance interest thereon) that are reimbursed from such principal collections on the mortgage pool during that collection period (provided that if any of those

                                     S-167

     amounts that were reimbursed from such principal collections are subsequently recovered (notwithstanding the nonrecoverability determination) on the related mortgage loan, such recovery will increase the Principal Distribution Amount for the distribution date following the collection period in which the subsequent recovery occurs).

         "Principal Prepayments" means any voluntary or involuntary payment or collection of principal on a Mortgage Loan, Serviced Companion Mortgage Loan or
B Note which is received or recovered in advance of its scheduled Due Date and applied to reduce the Principal Balance of the Mortgage Loan, Serviced Companion
Mortgage Loan or B Note in advance of its scheduled Due Date.

         "PTCE" means a DOL Prohibited Transaction Class Exemption.

         "Purchase Price" means that amount at least equal to the unpaid principal balance of such mortgage loan, together with accrued but unpaid interest thereon to but not including the Due Date in the Collection Period in which the purchase or liquidation occurs and the amount of any expenses related to such mortgage loan and any related B Note, Serviced Companion Mortgage Loan or REO Property (including any unreimbursed Servicing Advances, Advance Interest related to such mortgage loan and any related B Note or Serviced Companion
Mortgage Loan, and also includes the amount of any Servicing Advances (and interest thereon) that were reimbursed from principal collections on the
Mortgage Pool and not subsequently recovered from the related mortgagor), and any Special Servicing Fees and Liquidation Fees paid with respect to the mortgage loan and/or (if applicable) its related B Note or any related Serviced
Companion Mortgage Loan that are reimbursable to the master servicer, the special servicer, the trustee or the fiscal agent, plus if such mortgage loan is being repurchased or substituted for by a seller pursuant to the related
Mortgage Loan Purchase Agreement, all expenses reasonably incurred or to be incurred by the Primary Servicer, the master servicer, the special servicer, the
Depositor or the trustee in respect of the Material Breach or Material Document
Defect giving rise to the repurchase or substitution obligation (and that are not otherwise included above).

         "Qualifying Substitute Mortgage Loan" means a mortgage loan having the characteristics required in the Pooling and Servicing Agreement and otherwise satisfying the conditions set forth therein and for which the Rating Agencies have confirmed in writing that such mortgage loan would not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates.

         "Rated Final Distribution Date" means the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term.

         "Rating Agencies" means Fitch and S&P.

         "Realized Losses" means losses arising from the inability of the trustee, master servicer or the special servicer to collect all amounts due and owing under any defaulted mortgage loan, including by reason of any modifications to the terms of a mortgage loan, bankruptcy of the related borrower or a casualty of any nature at the related mortgaged property, to the extent not covered by insurance. The Realized Loss, if any, in respect of a liquidated mortgage loan or related REO Property, will generally equal the excess, if any, of:

o    the outstanding principal balance of such mortgage loan as of the date of liquidation, together with all accrued and unpaid interest thereon at the related mortgage rate, over

o    the aggregate amount of Liquidation Proceeds, if any, recovered in connection with such liquidation, net of any portion of such liquidation proceeds that is payable or reimbursable in respect of related liquidation and other servicing expenses to the extent not already included in Expense
     Losses.

         If the mortgage rate on any mortgage loan is reduced or a portion of the debt due under any mortgage loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the resulting reduction in interest paid and the principal amount so forgiven, as the case may be, also will be treated as a Realized

                                      S-168

Loss. Any reimbursements of advances determined to be nonrecoverable (and interest on such advances) that are made in any collection period from collections of principal that would otherwise be included in the Principal
Distribution Amount for the related distribution date, will create a deficit (or increase an otherwise-existing deficit) between the aggregate principal balance of the mortgage pool and the total principal balance of the certificates on the succeeding Distribution Date. The related reimbursements and payments made during any collection period will therefore result in the allocation of those amounts as Realized Losses (in reverse sequential order in accordance with the loss allocation rules described herein) to reduce principal balances of the
Principal Balance Certificates on the distribution date for that collection period.

         "Record Date" means, with respect to each class of offered certificates for each Distribution Date, the last business day of the calendar month immediately preceding the month in which such Distribution Date occurs.

         "Rehabilitated Mortgage Loan" means a Specially Serviced Mortgage Loan for which (a) three consecutive Scheduled Payments have been made, in the case of any such mortgage loan, Serviced Companion Mortgage Loan or B Note that was modified, based on the modified terms, or a complete defeasance shall have occurred, (b) no other Servicing Transfer Event has occurred and is continuing with respect to such mortgage loan and (c) the trust has been reimbursed for all costs incurred as a result of the occurrence of the Servicing Transfer Event or such amounts have been forgiven. An A Note will not constitute a Rehabilitated
Mortgage Loan unless its related B Note would also constitute a Rehabilitated
Mortgage Loan. A B Note will not constitute a Rehabilitated Mortgage Loan unless its related A Note also would constitute a Rehabilitated Mortgage Loan. A
Serviced Pari Passu Mortgage Loan will not constitute a Rehabilitated Mortgage
Loan unless the related Serviced Companion Mortgage Loan would also constitute a
Rehabilitated Mortgage Loan. A Serviced Companion Mortgage Loan will not constitute a Rehabilitated Mortgage Loan unless the related Serviced Pari Passu
Mortgage Loan would also constitute a Rehabilitated Mortgage Loan.

         "REMIC" means a "real estate mortgage investment conduit," within the meaning of Section 860D(a) of the Code.

         "REMIC Regular Certificates" means the Senior Certificates and the
Subordinate Certificates.

         "REO Income" means the income received in connection with the operation of an REO Property, net of certain expenses specified in the Pooling and
Servicing Agreement. With respect to any Non-Serviced Mortgage Loan (if the applicable Non-Serviced Mortgage Loan Special Servicer has foreclosed upon the mortgaged property or properties securing such Non-Serviced Mortgage Loan
Mortgage), the REO Income shall include only the portion of such net income that is payable to the holder of such Non-Serviced Mortgage Loan, and with respect to any Loan Pair or A/B Mortgage Loan, only an allocable portion of such REO Income will be distributable to the Certificateholders.

         "REO Property" means any mortgaged property acquired on behalf of the
Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise.

         "REO Tax" means a tax on "net income from foreclosure property" within the meaning of the REMIC provisions of the Code.

         "Reserve Account" means an account in the name of the paying agent for the deposit of any Excess Liquidation Proceeds.

         "Residual Certificates" means the Class R-I Certificates, the Class
R-II Certificates and the Class R-III Certificates.

         "Revised Rate" means, with respect to any mortgage loan, a fixed rate per annum equal to the Initial Rate plus a specified percentage.

         "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

                                     S-169

         "Scheduled Payment" means, in general, for any mortgage loan, Serviced
Companion Mortgage Loan or B Note on any Due Date, the amount of the scheduled payment of principal and interest, or interest only, due thereon on such date, taking into account any waiver, modification or amendment of the terms of such mortgage loan, Serviced Companion Mortgage Loan or B Note subsequent to the
Closing Date, whether agreed to by the special servicer or occurring in connection with a bankruptcy proceeding involving the related borrower.

         "Scheduled Principal Balance" means, in respect of any mortgage loan,
Serviced Companion Mortgage Loan, Loan Pair, B Note or REO mortgage loan on any
Distribution Date will generally equal its Cut-off Date Balance, as defined above (less any principal amortization occurring on or prior to the Cut-off
Date), reduced, to not less than zero, by:

o    any payments or other collections of principal, or Advances in lieu of such payments or collections, on such mortgage loan that have been collected or received during any preceding Collection Period, other than any Scheduled
     Payments due in any subsequent Collection Period; and

o    the principal portion of any Realized Loss and Expense Loss incurred in respect of such mortgage loan during any preceding Collection Period.

         "Senior Certificates" means the Class A Senior Certificates and the
Class X Certificates.

         "Serviced Companion Mortgage Loan" means a loan not included in the trust but serviced pursuant to the Pooling and Servicing Agreement and secured on a pari passu basis with the related Serviced Pari Passu Mortgage Loan. The
Serviced Companion Mortgage Loan in the trust is the Hinckley Portfolio
Companion Loan.

         "Serviced Pari Passu Mortgage Loan" means a mortgage loan included in the trust that is serviced under the Pooling and Servicing Agreement and secured by a mortgaged property that secures one or more other loans on a pari passu basis that are not included in the trust. The Serviced Pari Passu Mortgage Loan in the trust is the Hinckley Portfolio Pari Passu Loan.

         "Serviced Pari Passu Mortgage Loan B Note" means, with respect to any
Serviced Pari Passu Mortgage Loan, any subordinated mortgage note that is designated as a B Note and which is not included in the trust. There are no
Serviced Pari Passu Mortgage Loan B Notes related to the trust.

         "Servicing Advances" means, in general, customary, reasonable and necessary "out-of-pocket" costs and expenses required to be incurred by the master servicer in connection with the servicing of a mortgage loan after a default, whether or not a payment default, delinquency or other unanticipated event, or in connection with the administration of any REO Property.

         "Servicing Standard" means with respect to the master servicer or the special servicer, as the case may be, to service and administer the mortgage loans (and any Serviced Companion Mortgage Loan and any B Note, but not any
Non-Serviced Mortgage Loan) that it is obligated to service and administer pursuant to the Pooling and Servicing Agreement on behalf of the trustee and in the best interests of and for the benefit of the Certificateholders (and, in the case of any Serviced Companion Mortgage Loan or any B Note, the related holder of such Serviced Companion Mortgage Loan or B Note, as applicable) as a collective whole (as determined by the master servicer or the special servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing Agreement and the terms of the respective mortgage loans, any Serviced Companion Mortgage Loan and any B Note and any related intercreditor or co-lender agreement and, to the extent consistent with the foregoing, further as follows:

o    with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO Property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible under the Pooling and Servicing Agreement;

                                     S-170

o    with a view to the timely collection of all scheduled payments of principal and interest under the mortgage loans, any Serviced Companion Mortgage Loan and any B Note or, if a mortgage loan, any Serviced Companion Mortgage Loan or B Note comes into and continues in default and if, in the good faith and reasonable judgment of the special servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery of principal and interest on such mortgage loan to the
     Certificateholders (as a collective whole) (or in the case of any A/B
     Mortgage Loan and its related B Note or a Loan Pair, the maximization of recovery thereon of principal and interest to the Certificateholders and the holder of the related B Note or the Serviced Companion Mortgage Loan, as applicable, all taken as a collective whole) on a net present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the rate determined by the special servicer but in any event not less than (i) the related Net
     Mortgage Rate, in the case of the mortgage loans (other than any A Note or
     Serviced Pari Passu Mortgage Loan), or (ii) the weighted average of the mortgage rates on the related A Note and B Note, in the case of any A/B
     Mortgage Loan, and on the Serviced Pari Passu Mortgage Loan and the related
     Serviced Companion Mortgage Loan, in the case of a Loan Pair); and without regard to:

              i.   any other relationship that the master servicer or the
                   special servicer, as the case may be, or any of their
                   affiliates may have with the related borrower;

              ii.  the ownership of any certificate or any interest in any
                   Serviced Companion Mortgage Loan, any Non-Serviced Companion
                   Mortgage Loan, any B Note or any mezzanine loan related to a mortgage loan by the master servicer or the special servicer, as the case may be, or any of their affiliates;

              iii. the master servicer's obligation to make Advances;

              iv.  the right of the master servicer (or any of their affiliates)
                   or the special servicer, as the case may be, to receive
                   reimbursement of costs, or the sufficiency of any
                   compensation payable to it, under the Pooling and Servicing
                   Agreement or with respect to any particular transaction; and

              v.   any obligation of the master servicer (or any of its
                   affiliates) to repurchase any mortgage loan from the trust.

         "Servicing Transfer Event" means an instance where an event has occurred that has caused a mortgage loan (other than a Non-Serviced Mortgage
Loan), a Serviced Companion Mortgage Loan or a B Note to become a Specially
Serviced Mortgage Loan. If a Servicing Transfer Event occurs with respect to any
A Note, it will be deemed to have occurred also with respect to the related B
Note; provided, however, that if a Servicing Transfer Event would otherwise have occurred with respect to an A Note, but has not so occurred solely because the holder of the related B Note has exercised its cure rights under the related intercreditor agreement, a Servicing Transfer Event will not occur with respect to the related A/B Mortgage Loan. If a Servicing Transfer Event occurs with respect to any B Note, it will be deemed to have occurred also with respect to the related A Note. If a Servicing Transfer Event occurs with respect to a
Serviced Pari Passu Mortgage Loan, it will be deemed to have occurred also with respect to the related Serviced Companion Mortgage Loan. If a Servicing Transfer
Event occurs with respect to a Serviced Companion Mortgage Loan, it will be deemed to have occurred also with respect to the related Serviced Pari Passu
Mortgage Loan. Under any applicable Non-Serviced Mortgage Loan Pooling and
Servicing Agreement, if a Servicing Transfer Event occurs with respect to a
Non-Serviced Companion Mortgage Loan, it will be deemed to have occurred also with respect to the related Non-Serviced Mortgage Loan.

                                     S-171

         "Specially Serviced Mortgage Loan" means the following:

o    any mortgage loan (other than an A/B Mortgage Loan), Serviced Companion
     Mortgage Loan or B Note as to which a Balloon Payment is past due, and the master servicer has determined that payment is unlikely to be made on or before the 60th day succeeding the date the Balloon Payment was due, or any other payment is more than 60 days past due or has not been made on or before the second Due Date following the date such payment was due;

o    any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which, to the master servicer's knowledge, the borrower has consented to the appointment of a receiver or conservator in any insolvency or similar proceeding of or relating to such borrower or to all or substantially all of its property, or the borrower has become the subject of a decree or order issued under a bankruptcy, insolvency or similar law and such decree or order shall have remained undischarged or unstayed for a period of 30 days;

o    any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which the master servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the mortgaged property;

o    any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which the master servicer has knowledge of a default (other than a failure by the related borrower to pay principal or interest) which, in the judgment of the master servicer, materially and adversely affects the interests of the
     Certificateholders or the holder of the related B Note or Serviced
     Companion Mortgage Loan and which has occurred and remains unremedied for the applicable grace period specified in such mortgage loan (or, if no grace period is specified, 60 days);

o    any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which the borrower admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payment of its obligations; or

o    any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which, in the judgment of the master servicer, (a) (other than with respect to any
     A/B Mortgage Loan), a payment default is imminent or is likely to occur within 60 days, or (b) any other default is imminent or is likely to occur within 60 days and such default, in the judgment of the master servicer is reasonably likely to materially and adversely affect the interests of the
     Certificateholders or the holder of the related B Note or Serviced
     Companion Mortgage Loan (as the case may be).

         "Special Servicer Compensation" means such fees payable to the special servicer, collectively, including the Special Servicing Fee, the Workout Fee and the Liquidation Fee.

         "Special Servicer Event of Default" means, with respect to the special servicer under the Pooling and Servicing Agreement, any one of the following events:

o    any failure by the special servicer to remit to the paying agent or the master servicer within one business day of the date when due any amount required to be so remitted under the terms of the Pooling and Servicing
     Agreement;

o    any failure by the special servicer to deposit into any account any amount required to be so deposited or remitted under the terms of the Pooling and
     Servicing Agreement which failure continues unremedied for one business day following the date on which such deposit or remittance was first required to be made;

o    any failure on the part of the special servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the special servicer contained in the Pooling and Servicing
     Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee;

                                     S-172

     provided, however, that to the extent that the special servicer certifies to the trustee and the Depositor that the special servicer is in good faith attempting to remedy such failure and the Certificateholders shall not be materially and adversely affected thereby, such cure period will be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o    any breach by the special servicer of the representations and warranties contained in the Pooling and Servicing Agreement that materially and adversely affects the interests of the holders of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee, provided, however, that to the extent that the special servicer is in good faith attempting to remedy such breach and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the special servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o    the special servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the special servicer or of or relating to all or substantially all of its property;

o    the special servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o    the special servicer is removed from S&P's Select Servicer List as a U.S.
     Commercial Mortgage Special Servicer and is not reinstated within 60 days and the ratings then assigned by S&P to any class or classes of certificates are downgraded, qualified or withdrawn, including, without limitation, being placed on "negative credit watch" in connection with such removal;

o    the trustee shall have received notice from Fitch that the continuation of the special servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Fitch to any class of certificates; or

o    the special servicer has been downgraded to a servicer rating level below
     CSS3, or its then equivalent, by Fitch.

         "Special Servicing Fee" means an amount equal to, in any month, the portion of a rate equal to 0.25% per annum applicable to such month, determined in the same manner as the applicable mortgage rate is determined for each
Specially Serviced Mortgage Loan for such month, of the outstanding Scheduled
Principal Balance of each Specially Serviced Mortgage Loan.

         "Structuring Assumptions" means the following assumptions:

o    the mortgage rate as of the Closing Date on each mortgage loan remains in effect until maturity or its Anticipated Repayment Date;

o    the initial Certificate Balances and initial Pass-Through Rates of the certificates are as presented herein;

o    the closing date for the sale of the certificates is July 28, 2005;

                                     S-173

o    distributions on the certificates are made on the 12th day of each month, commencing in August 2005;

o    there are no delinquencies, defaults or Realized Losses with respect to the mortgage loans;

o    Scheduled Payments on the mortgage loans are timely received on the first day of each month;

o    the trust does not experience any Expense Losses;

o    no Principal Prepayment on any mortgage loan is made during its Lock-out
     Period, if any, or during any period when Principal Prepayments on such mortgage loans are required to be accompanied by a Yield Maintenance
     Charge, Prepayment Premium or a defeasance requirement, and otherwise
     Principal Prepayments are made on the mortgage loans at the indicated
     levels of CPR, notwithstanding any limitations in the mortgage loans on partial prepayments;

o    no Prepayment Interest Shortfalls occur;

o    no mortgage loan exercises its partial release option;

o    no amounts that would otherwise be payable to Certificateholders as principal are paid to the master servicer, the special servicer, the trustee or the fiscal agent as reimbursements of any nonrecoverable advances, unreimbursed advances outstanding as of the date of modification of any mortgage loan and any related interest on such advances;

o    no mortgage loan is the subject of a repurchase or substitution by any party and no optional termination of the trust occurs;

o    each ARD Loan pays in full on its Anticipated Repayment Date; and

o    any mortgage loan with the ability to choose defeasance or yield maintenance chooses yield maintenance.

         "Subordinate Certificates" means the Class A-J, Class B, Class C, Class
D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class
N, Class O and Class P Certificates.

         "Treasury Rate" unless otherwise specified in the related mortgage loan document, is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates
under the heading "U.S. government securities/Treasury constant maturities" for the week ending prior to the date of the relevant principal prepayment, of U.S.
Treasury constant maturities with a maturity date, one longer and one shorter, most nearly approximating the maturity date (or Anticipated Repayment Date, if applicable) of the mortgage loan prepaid. If Release H.15 is no longer published, the master servicer will select a comparable publication to determine the Treasury Rate.

         "Trustee Fee" means a monthly fee as set forth in the Pooling and
Servicing Agreement to be paid from the Distribution Account to the trustee and the paying agent as compensation for the performance of their duties.

         "UCF" - See "Underwritable Cash Flow."

         "Underwritable Cash Flow" or "UCF" means an estimate of stabilized cash flow available for debt service. In general, it is the estimated stabilized revenue derived from the use and operation of a mortgaged property, consisting primarily of rental income, less the sum of (a) estimated stabilized operating expenses (such as utilities, administrative expenses, repairs and maintenance, management fees and advertising), (b) fixed expenses, such as insurance, real estate taxes and, if applicable, ground lease payments, and (c) reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritable Cash Flow generally does not reflect interest expenses and non-cash items such as depreciation and amortization.

                                     S-174

         "Underwriters" means Morgan Stanley & Co. Incorporated and Bear,
Stearns & Co. Inc.

         "Underwriting Agreement" means that agreement, dated July , 2005, entered into by the Depositor and the Underwriters.

         "Unpaid Interest" means, on any distribution date with respect to any class of interests or certificates (other than the Residual Certificates), the portion of Distributable Certificate Interest Amount for such class remaining unpaid as of the close of business on the preceding Distribution Date, plus one month's interest thereon at the applicable Pass-Through Rate.

         "WAC" - See "Weighted Average Net Mortgage Rate."

         "Weighted Average Net Mortgage Rate" or "WAC" means, for any
Distribution Date, the weighted average of the Net Mortgage Rates for the mortgage loans (in the case of each mortgage loan that is a Non-30/360 Loan, adjusted as described under the definition of Net Mortgage Rate), weighted on the basis of their respective Scheduled Principal Balances as of the close of business on the preceding Distribution Date.

         "Wells Fargo" means Wells Fargo Bank, National Association.

         "Workout Fee" means that fee, payable with respect to any Rehabilitated
Mortgage Loan, Serviced Companion Mortgage Loan or B Note, equal to 1.00% of the amount of each collection of interest (other than default interest and any
Excess Interest) and principal received (including any Condemnation Proceeds received and applied as a collection of such interest and principal) on such mortgage loan, Serviced Companion Mortgage Loan or B Note for so long as it remains a Rehabilitated Mortgage Loan.

         "Yield Maintenance Charge" means, with respect to any Distribution
Date, the aggregate of all yield maintenance charges, if any, received during the related Collection Period in connection with Principal Prepayments. The method of calculation of any Prepayment Premium or Yield Maintenance Charge will vary for any mortgage loan as presented in "Appendix II - Certain
Characteristics of the Mortgage Loans."

                                     S-175

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                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

MORTGAGE LOAN SELLERS



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                                                                                             PERCENT BY            WEIGHTED
                                                                        AGGREGATE             AGGREGATE             AVERAGE
                                                   NUMBER OF         CUT-OFF DATE          CUT-OFF DATE            MORTGAGE
LOAN SELLER                                     MORTGAGE LOANS         BALANCE ($)           BALANCE (%)            RATE (%)
---------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Commercial Mortgage, Inc.                44              400,839,733                  32.6               5.282
Wells Fargo Bank, N.A.                                48              310,875,894                  25.3               5.589
Morgan Stanley Mortgage Capital Inc.                  26              277,422,831                  22.6               5.318
Principal Commercial Funding, LLC                     38              239,300,290                  19.5               5.386
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               156           $1,228,438,747                 100.0%              5.388%
=================================================================================================================================




---------------------------------------------------------------------------------------------------------------------
                                                  WEIGHTED                                  WEIGHTED        WEIGHTED
                                                   AVERAGE            WEIGHTED               AVERAGE         AVERAGE
                                                 REMAINING             AVERAGE          CUT-OFF DATE         BALLOON
LOAN SELLER                                     TERM (MOS.)            DSCR (x)               LTV (%)         LTV (%)
---------------------------------------------------------------------------------------------------------------------

Bear Stearns Commercial Mortgage, Inc.                 114                2.02                  63.3            57.1
Wells Fargo Bank, N.A.                                 133                1.75                  63.0            45.5
Morgan Stanley Mortgage Capital Inc.                   124                1.79                  58.6            50.9
Principal Commercial Funding, LLC                      109                1.76                  65.4            56.7
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 120                1.85x                 62.6%           52.7%
=====================================================================================================================


CUT-OFF DATE BALANCES



---------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT BY            WEIGHTED
                                                                        AGGREGATE             AGGREGATE             AVERAGE
                                                   NUMBER OF         CUT-OFF DATE          CUT-OFF DATE            MORTGAGE
CUT-OFF DATE BALANCE ($)                        MORTGAGE LOANS         BALANCE ($)           BALANCE (%)            RATE (%)
---------------------------------------------------------------------------------------------------------------------------------

1 - 1,000,000                                          1                  849,186                   0.1               6.200
1,000,001 - 2,000,000                                 26               40,301,642                   3.3               5.638
2,000,001 - 3,000,000                                 23               60,219,564                   4.9               5.564
3,000,001 - 4,000,000                                 21               73,828,840                   6.0               5.545
4,000,001 - 5,000,000                                 10               45,597,055                   3.7               5.735
5,000,001 - 6,000,000                                 12               66,352,044                   5.4               5.568
6,000,001 - 7,000,000                                  9               59,748,373                   4.9               5.436
7,000,001 - 8,000,000                                  4               31,500,000                   2.6               5.348
8,000,001 - 9,000,000                                  3               25,839,916                   2.1               5.191
9,000,001 - 10,000,000                                 5               48,120,878                   3.9               5.442
10,000,001 - 15,000,000                               22              264,663,935                  21.5               5.479
15,000,001 - 20,000,000                               10              181,202,639                  14.8               5.320
20,000,001 - 30,000,000                                7              176,714,674                  14.4               5.058
30,000,001 <=                                          3              153,500,000                  12.5               5.301
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               156           $1,228,438,747                 100.0%              5.388%
=================================================================================================================================




---------------------------------------------------------------------------------------------------------------------
                                                  WEIGHTED                                  WEIGHTED        WEIGHTED
                                                   AVERAGE            WEIGHTED               AVERAGE         AVERAGE
                                                 REMAINING             AVERAGE          CUT-OFF DATE         BALLOON
CUT-OFF DATE BALANCE ($)                        TERM (MOS.)            DSCR (x)               LTV (%)         LTV (%)
---------------------------------------------------------------------------------------------------------------------

1 - 1,000,000                                          119                1.20                  73.8            63.2
1,000,001 - 2,000,000                                  124                1.74                  55.4            41.4
2,000,001 - 3,000,000                                  124                1.80                  58.9            43.5
3,000,001 - 4,000,000                                  109                1.83                  61.9            51.0
4,000,001 - 5,000,000                                  117                1.53                  65.6            55.5
5,000,001 - 6,000,000                                  114                1.66                  65.1            53.5
6,000,001 - 7,000,000                                  112                1.83                  61.8            51.6
7,000,001 - 8,000,000                                  120                1.95                  59.3            50.5
8,000,001 - 9,000,000                                  138                2.00                  58.8            52.5
9,000,001 - 10,000,000                                 130                1.59                  67.6            56.1
10,000,001 - 15,000,000                                121                2.05                  58.5            49.3
15,000,001 - 20,000,000                                137                1.75                  68.9            48.4
20,000,001 - 30,000,000                                107                1.83                  66.2            61.2
30,000,001 <=                                          118                1.91                  59.7            59.7
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 120                1.85x                 62.6%           52.7%
=====================================================================================================================


Minimum: $849,186
Maximum: $85,000,000
Weighted Average: $7,874,607

                                       I-1

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

STATES



---------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT BY            WEIGHTED
                                                                        AGGREGATE             AGGREGATE             AVERAGE
                                                   NUMBER OF         CUT-OFF DATE          CUT-OFF DATE            MORTGAGE
STATE                                        MORTGAGED PROPERTIES      BALANCE ($)           BALANCE (%)            RATE (%)
---------------------------------------------------------------------------------------------------------------------------------

California - Southern                                 15              115,223,518                   9.4               5.498
California - Northern                                 14               58,816,864                   4.8               5.483
Georgia                                                5              120,990,291                   9.8               5.507
New York                                              12              104,119,625                   8.5               5.284
Texas                                                 17              102,713,244                   8.4               5.399
Illinois                                               9               88,179,919                   7.2               5.206
Connecticut                                            5               85,315,000                   6.9               5.051
Florida                                               17               80,530,769                   6.6               5.584
New Jersey                                             9               68,427,220                   5.6               5.335
Washington                                             5               42,222,662                   3.4               5.037
Maryland                                               4               39,535,101                   3.2               5.247
Virginia                                               5               35,374,584                   2.9               5.184
Arizona                                               27               35,146,990                   2.9               5.549
Minnesota                                              3               26,628,174                   2.2               5.394
Indiana                                                2               26,057,801                   2.1               5.031
Nevada                                                 4               24,697,836                   2.0               5.534
Louisiana                                             58               23,338,054                   1.9               5.758
Alaska                                                 2               23,036,880                   1.9               5.315
Hawaii                                                 1               19,000,000                   1.5               5.449
Colorado                                               5               13,868,346                   1.1               5.868
District of Columbia                                   1               13,285,982                   1.1               5.700
New Hampshire                                          3               11,492,155                   0.9               5.122
Ohio                                                   3                7,935,720                   0.6               5.763
Kentucky                                               1                7,500,000                   0.6               5.350
Wisconsin                                              2                7,126,903                   0.6               5.711
Michigan                                               2                6,994,253                   0.6               5.636
Maine                                                  3                6,295,774                   0.5               6.260
Rhode Island                                           1                5,546,277                   0.5               6.260
North Carolina                                         2                5,427,264                   0.4               5.423
Alabama                                               25                5,352,229                   0.4               6.142
Idaho                                                  1                5,200,000                   0.4               5.445
Pennsylvania                                           2                3,832,747                   0.3               5.080
Missouri                                               1                3,217,500                   0.3               4.820
West Virginia                                          1                2,673,665                   0.2               5.592
Iowa                                                   1                1,918,078                   0.2               5.970
Mississippi                                            9                1,417,324                   0.1               6.284
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               277           $1,228,438,747                 100.0%              5.388%
=================================================================================================================================




------------------------------------------------------------------------------------------------------------------
                                               WEIGHTED                                  WEIGHTED        WEIGHTED
                                                AVERAGE            WEIGHTED               AVERAGE         AVERAGE
                                              REMAINING             AVERAGE          CUT-OFF DATE         BALLOON
STATE                                        TERM (MOS.)            DSCR (x)               LTV (%)         LTV (%)
------------------------------------------------------------------------------------------------------------------

California - Southern                               125                1.79                  61.0            49.3
California - Northern                               118                1.66                  61.3            52.3
Georgia                                             118                1.68                  66.3            63.7
New York                                            135                2.28                  48.9            39.7
Texas                                               128                1.70                  65.8            56.0
Illinois                                             75                2.41                  56.2            53.4
Connecticut                                         118                2.01                  69.7            69.1
Florida                                             128                1.68                  72.7            58.4
New Jersey                                          146                1.67                  63.2            49.5
Washington                                          120                2.04                  52.0            49.8
Maryland                                             94                1.40                  70.4            56.7
Virginia                                             93                1.98                  61.5            54.5
Arizona                                             122                1.66                  60.1            45.7
Minnesota                                           118                1.98                  69.7            56.2
Indiana                                              82                1.93                  62.3            61.6
Nevada                                              119                1.64                  63.3            51.3
Louisiana                                           110                1.99                  57.8            48.4
Alaska                                              164                1.38                  69.2            13.6
Hawaii                                              118                1.53                  73.1            73.1
Colorado                                            158                1.44                  65.0            41.1
District of Columbia                                119                2.43                  41.5            35.0
New Hampshire                                       119                1.65                  59.3            51.6
Ohio                                                119                1.77                  65.1            50.9
Kentucky                                            120                1.82                  65.2            49.6
Wisconsin                                           119                1.55                  75.3            63.3
Michigan                                            118                1.87                  66.3            56.6
Maine                                               239                1.36                  74.9             2.5
Rhode Island                                        239                1.36                  74.9             2.5
North Carolina                                      116                2.02                  48.1            40.3
Alabama                                             117                2.22                  45.4            35.4
Idaho                                               120                1.40                  78.8            60.1
Pennsylvania                                        116                2.16                  49.3            41.0
Missouri                                             59                2.73                  53.9            53.9
West Virginia                                       115                1.68                  60.8            43.1
Iowa                                                119                1.37                  61.4            52.2
Mississippi                                         116                2.52                  36.4            28.7
------------------------------------------------------------------------------------------------------------------
TOTAL:                                              120                1.85x                 62.6%           52.7%
==================================================================================================================


                                       I-2

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

PROPERTY TYPES



---------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT BY            WEIGHTED
                                                                        AGGREGATE             AGGREGATE             AVERAGE
                                                   NUMBER OF         CUT-OFF DATE          CUT-OFF DATE            MORTGAGE
PROPERTY TYPE                                MORTGAGED PROPERTIES      BALANCE ($)           BALANCE (%)            RATE (%)
---------------------------------------------------------------------------------------------------------------------------------

RETAIL
     Anchored                                         22              281,855,093                  22.9               5.159
     Free Standing                                   125               78,125,075                   6.4               5.645
     Unanchored                                       17               59,697,983                   4.9               5.549
     Shadow Anchored                                  16               44,730,942                   3.6               5.604
     Specialty                                         1               19,000,000                   1.5               5.449
---------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                  181             $483,409,094                  39.4%              5.339%
                                            -------------------------------------------------------------------------------------
OFFICE
     Urban                                             4              137,650,000                  11.2               5.325
     Suburban                                         15               88,246,249                   7.2               5.618
     Medical                                           1                6,979,352                   0.6               5.810
---------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                   20             $232,875,601                  19.0%              5.450%
                                            -------------------------------------------------------------------------------------
MULTIFAMILY
     Garden                                           19              120,754,886                   9.8               5.221
     Mid-Rise                                          2               10,337,136                   0.8               5.695
---------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                   21             $131,092,022                  10.7%              5.258%
                                            -------------------------------------------------------------------------------------
HOSPITALITY
     Full Service                                      2               46,530,000                   3.8               5.339
     Limited Service                                   6               46,316,281                   3.8               5.803
     Boutique                                          1               15,000,000                   1.2               5.240
---------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                    9             $107,846,281                   8.8%              5.524%
                                            -------------------------------------------------------------------------------------
SELF STORAGE
     Self Storage                                     20               88,466,904                   7.2               5.400
---------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                   20              $88,466,904                   7.2%              5.400%
                                            -------------------------------------------------------------------------------------
INDUSTRIAL
     Warehouse                                         6               34,684,614                   2.8               5.531
     Flex                                              4               27,397,951                   2.2               5.422
     Light                                             6               21,461,614                   1.7               5.834
---------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                   16              $83,544,179                   6.8%              5.573%
                                            -------------------------------------------------------------------------------------
MIXED USE
     Retail/Office                                     2               38,700,000                   3.2               5.251
     Retail/Office/Industrial                          1               14,650,000                   1.2               5.560
     Retail/Office/Multifamily                         1                9,979,395                   0.8               5.455
---------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                    4              $63,329,395                   5.2%              5.355%
                                            -------------------------------------------------------------------------------------
OTHER
     Leased Fee                                        1               22,359,674                   1.8               4.798
     Marina                                            3               11,392,353                   0.9               6.260
     Land                                              1                  123,246                   0.0               6.284
---------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                    5              $33,875,272                   2.8%              5.295%
                                            -------------------------------------------------------------------------------------
Manufactured Housing Community
     Manufactured Housing Community                    1                4,000,000                   0.3               5.520
---------------------------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                    1               $4,000,000                   0.3%              5.520%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               277           $1,228,438,747                 100.0%              5.388%
=================================================================================================================================




-----------------------------------------------------------------------------------------------------------------
                                              WEIGHTED                                  WEIGHTED        WEIGHTED
                                               AVERAGE            WEIGHTED               AVERAGE         AVERAGE
                                             REMAINING             AVERAGE          CUT-OFF DATE         BALLOON
PROPERTY TYPE                               TERM (MOS.)            DSCR (x)               LTV (%)         LTV (%)
-----------------------------------------------------------------------------------------------------------------

RETAIL
     Anchored                                      116                1.98                  62.6            55.1
     Free Standing                                 109                2.03                  54.3            44.9
     Unanchored                                    107                1.84                  61.2            51.9
     Shadow Anchored                               138                1.56                  63.4            47.7
     Specialty                                     118                1.53                  73.1            73.1
-----------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                116                1.91x                 61.6%           53.1%
                                            ---------------------------------------------------------------------
OFFICE
     Urban                                         118                1.82                  60.6            59.9
     Suburban                                      135                1.47                  68.3            44.3
     Medical                                       117                1.71                  53.3            45.1
-----------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                125                1.68x                 63.3%           53.5%
                                            ---------------------------------------------------------------------
MULTIFAMILY
     Garden                                        126                1.89                  59.8            51.3
     Mid-Rise                                      119                1.59                  65.3            53.1
-----------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                126                1.87x                 60.3%           51.4%
                                            ---------------------------------------------------------------------
HOSPITALITY
     Full Service                                  118                2.17                  67.5            55.3
     Limited Service                               119                1.96                  60.9            48.0
     Boutique                                      118                3.36                  37.5            34.8
-----------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                118                2.24x                 60.5%           49.3%
                                            ---------------------------------------------------------------------
SELF STORAGE
     Self Storage                                  119                1.90                  64.2            57.6
-----------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                119                1.90x                 64.2%           57.6%
                                            ---------------------------------------------------------------------
INDUSTRIAL
     Warehouse                                     120                1.61                  72.7            61.9
     Flex                                          118                1.51                  70.3            59.9
     Light                                         152                1.39                  65.1            34.1
-----------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                128                1.52x                 69.9%           54.1%
                                            ---------------------------------------------------------------------
MIXED USE
     Retail/Office                                 115                2.19                  53.8            51.3
     Retail/Office/Industrial                      120                1.76                  56.3            47.3
     Retail/Office/Multifamily                     118                1.49                  72.8            61.0
-----------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                117                1.98x                 57.3%           51.9%
                                            ---------------------------------------------------------------------
OTHER
     Leased Fee                                     75                1.07                  72.8            59.7
     Marina                                        239                1.36                  74.9             2.5
     Land                                          116                2.52                  36.4            28.7
-----------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                130                1.17x                 73.4%           40.4%
                                            ---------------------------------------------------------------------
Manufactured Housing Community
     Manufactured Housing Community                118                1.93                  74.9            64.2
-----------------------------------------------------------------------------------------------------------------
          SUBTOTAL:                                118                1.93x                 74.9%           64.2%
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                             120                1.85x                 62.6%           52.7%
=================================================================================================================


                                       I-3

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

MORTGAGE RATES



---------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT BY            WEIGHTED
                                                                        AGGREGATE             AGGREGATE             AVERAGE
                                                   NUMBER OF         CUT-OFF DATE          CUT-OFF DATE            MORTGAGE
MORTGAGE RATE (%)                               MORTGAGE LOANS         BALANCE ($)           BALANCE (%)            RATE (%)
---------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                                          9              177,780,978                  14.5               4.879
5.001 - 5.500                                         69              673,344,440                  54.8               5.295
5.501 - 6.000                                         70              316,556,442                  25.8               5.718
6.001 - 6.500                                          8               60,756,888                   4.9               6.188
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               156           $1,228,438,747                 100.0%              5.388%
=================================================================================================================================




---------------------------------------------------------------------------------------------------------------------
                                                  WEIGHTED                                  WEIGHTED        WEIGHTED
                                                   AVERAGE            WEIGHTED               AVERAGE         AVERAGE
                                                 REMAINING             AVERAGE          CUT-OFF DATE         BALLOON
MORTGAGE RATE (%)                               TERM (MOS.)            DSCR (x)               LTV (%)         LTV (%)
---------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                                          107                1.84                  63.5            58.4
5.001 - 5.500                                          116                1.97                  61.5            53.4
5.501 - 6.000                                          128                1.62                  64.8            52.1
6.001 - 6.500                                          168                1.79                  60.4            30.9
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 120                1.85x                 62.6%           52.7%
=====================================================================================================================


Minimum: 4.750%
Maximum: 6.360%
Weighted Average: 5.388%

ORIGINAL TERMS TO STATED MATURITY



--------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT BY            WEIGHTED
                                                                        AGGREGATE             AGGREGATE             AVERAGE
                                                   NUMBER OF         CUT-OFF DATE          CUT-OFF DATE            MORTGAGE
ORIGINAL TERM TO STATED MATURITY (MOS.)         MORTGAGE LOANS         BALANCE ($)           BALANCE (%)            RATE (%)
--------------------------------------------------------------------------------------------------------------------------------

1 - 60                                                11               87,476,427                   7.1               5.044
61 - 120                                             129            1,000,936,907                  81.5               5.383
121 - 180                                             11              114,280,373                   9.3               5.516
181 - 240                                              5               25,745,039                   2.1               6.173
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               156           $1,228,438,747                 100.0%              5.388%
================================================================================================================================




---------------------------------------------------------------------------------------------------------------------
                                                  WEIGHTED                                  WEIGHTED        WEIGHTED
                                                   AVERAGE            WEIGHTED               AVERAGE         AVERAGE
                                                 REMAINING             AVERAGE          CUT-OFF DATE         BALLOON
ORIGINAL TERM TO STATED MATURITY (MOS.)         TERM (MOS.)            DSCR (x)               LTV (%)         LTV (%)
---------------------------------------------------------------------------------------------------------------------

1 - 60                                                  58                2.67                  50.8            50.8
61 - 120                                               116                1.80                  63.4            55.8
121 - 180                                              179                1.70                  63.5            37.9
181 - 240                                              239                1.52                  64.8             2.1
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 120                1.85x                 62.6%           52.7%
=====================================================================================================================


Minimum: 60 mos.
Maximum: 240 mos.
Weighted Average: 122 mos.

                                      I-4

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

REMAINING TERMS TO STATED MATURITY



--------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT BY            WEIGHTED
                                                                        AGGREGATE             AGGREGATE             AVERAGE
                                                   NUMBER OF         CUT-OFF DATE          CUT-OFF DATE            MORTGAGE
REMAINING TERM TO STATED MATURITY (MOS.)        MORTGAGE LOANS         BALANCE ($)           BALANCE (%)            RATE (%)
--------------------------------------------------------------------------------------------------------------------------------

1 - 60                                                14               95,508,927                   7.8               5.050
61 - 120                                             126              992,904,407                  80.8               5.386
121 - 180                                             11              114,280,373                   9.3               5.516
181 - 240                                              5               25,745,039                   2.1               6.173
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               156           $1,228,438,747                 100.0%              5.388%
================================================================================================================================




---------------------------------------------------------------------------------------------------------------------
                                                  WEIGHTED                                  WEIGHTED        WEIGHTED
                                                   AVERAGE            WEIGHTED               AVERAGE         AVERAGE
                                                 REMAINING             AVERAGE          CUT-OFF DATE         BALLOON
REMAINING TERM TO STATED MATURITY (MOS.)        TERM (MOS.)            DSCR (x)               LTV (%)         LTV (%)
---------------------------------------------------------------------------------------------------------------------

1 - 60                                                  58                2.66                  51.2            51.1
61 - 120                                               116                1.80                  63.5            55.9
121 - 180                                              179                1.70                  63.5            37.9
181 - 240                                              239                1.52                  64.8             2.1
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 120                1.85x                 62.6%           52.7%
=====================================================================================================================


Minimum: 56 mos.
Maximum: 240 mos.
Weighted Average: 120 mos.

ORIGINAL AMORTIZATION TERMS



--------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT BY            WEIGHTED
                                                                        AGGREGATE             AGGREGATE             AVERAGE
                                                   NUMBER OF         CUT-OFF DATE          CUT-OFF DATE            MORTGAGE
ORIGINAL AMORTIZATION TERM (MOS.)               MORTGAGE LOANS         BALANCE ($)           BALANCE (%)            RATE (%)
--------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                                         23              372,080,500                  30.3               5.169
  121 - 180                                            2               13,769,183                   1.1               5.170
  181 - 240                                            6               15,024,629                   1.2               5.679
  241 - 300                                           29              207,658,469                  16.9               5.493
  301 - 360                                           87              561,481,324                  45.7               5.462
--------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                            147           $1,170,014,104                  95.2%              5.374%

FULLY AMORTIZING LOANS
  61 - 120                                             1                1,382,473                   0.1               5.350
  121 - 180                                            3               31,297,131                   2.5               5.275
  181 - 240                                            5               25,745,039                   2.1               6.173
--------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                              9              $58,424,643                   4.8%              5.672%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               156           $1,228,438,747                 100.0%              5.388%
================================================================================================================================




---------------------------------------------------------------------------------------------------------------------
                                                  WEIGHTED                                  WEIGHTED        WEIGHTED
                                                   AVERAGE            WEIGHTED               AVERAGE         AVERAGE
                                                 REMAINING             AVERAGE          CUT-OFF DATE         BALLOON
ORIGINAL AMORTIZATION TERM (MOS.)               TERM (MOS.)            DSCR (x)               LTV (%)         LTV (%)
---------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                                          100                2.11                  60.6            60.6
  121 - 180                                            117                1.61                  42.0            18.5
  181 - 240                                            124                1.50                  56.6            34.0
  241 - 300                                            113                1.75                  63.5            49.7
  301 - 360                                            127                1.77                  64.3            55.2
---------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                              116                1.87x                 62.6%           55.2%

FULLY AMORTIZING LOANS
  61 - 120                                             118                1.33                  23.3             0.4
  121 - 180                                            180                1.39                  60.3             1.2
  181 - 240                                            239                1.52                  64.8             2.1
---------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                              204                1.45x                 61.4%            1.5%
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 120                1.85x                 62.6%           52.7%
=====================================================================================================================


Minimum: 120 mos.
Maximum: 360 mos.
Weighted Average: 327 mos.

                                      I-5

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

REMAINING AMORTIZATION TERMS



--------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT BY            WEIGHTED
                                                                        AGGREGATE             AGGREGATE             AVERAGE
                                                   NUMBER OF         CUT-OFF DATE          CUT-OFF DATE            MORTGAGE
REMAINING AMORTIZATION TERM (MOS.)              MORTGAGE LOANS         BALANCE ($)           BALANCE (%)            RATE (%)
--------------------------------------------------------------------------------------------------------------------------------

BALLOON
Interest Only                                         23              372,080,500                  30.3               5.169
  121 - 180                                            2               13,769,183                   1.1               5.170
  181 - 240                                            6               15,024,629                   1.2               5.679
  241 - 300                                           29              207,658,469                  16.9               5.493
  301 - 360                                           87              561,481,324                  45.7               5.462
--------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                            147           $1,170,014,104                  95.2%              5.374%

FULLY AMORTIZING LOANS
  61 - 120                                             1                1,382,473                   0.1               5.350
  121 - 180                                            3               31,297,131                   2.5               5.275
  181 - 240                                            5               25,745,039                   2.1               6.173
--------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                              9              $58,424,643                   4.8%              5.672%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               156           $1,228,438,747                 100.0%              5.388%
================================================================================================================================




---------------------------------------------------------------------------------------------------------------------
                                                  WEIGHTED                                  WEIGHTED        WEIGHTED
                                                   AVERAGE            WEIGHTED               AVERAGE         AVERAGE
                                                 REMAINING             AVERAGE          CUT-OFF DATE         BALLOON
REMAINING AMORTIZATION TERM (MOS.)              TERM (MOS.)            DSCR (x)               LTV (%)         LTV (%)
---------------------------------------------------------------------------------------------------------------------

BALLOON
Interest Only                                          100                2.11                  60.6            60.6
  121 - 180                                            117                1.61                  42.0            18.5
  181 - 240                                            124                1.50                  56.6            34.0
  241 - 300                                            113                1.75                  63.5            49.7
  301 - 360                                            127                1.77                  64.3            55.2
---------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                              116                1.87x                 62.6%           55.2%

FULLY AMORTIZING LOANS
  61 - 120                                             118                1.33                  23.3             0.4
  121 - 180                                            180                1.39                  60.3             1.2
  181 - 240                                            239                1.52                  64.8             2.1
---------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                              204                1.45x                 61.4%            1.5%
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 120                1.85x                 62.6%           52.7%
=====================================================================================================================


Minimum: 118 mos.
Maximum: 360 mos.
Weighted Average:  326 mos.

DEBT SERVICE COVERAGE RATIOS



--------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT BY            WEIGHTED
                                                                        AGGREGATE             AGGREGATE             AVERAGE
                                                   NUMBER OF         CUT-OFF DATE          CUT-OFF DATE            MORTGAGE
DEBT SERVICE COVERAGE RATIO (x)                 MORTGAGE LOANS         BALANCE ($)           BALANCE (%)            RATE (%)
--------------------------------------------------------------------------------------------------------------------------------

<= 1.20                                                5               44,688,978                   3.6               5.123
1.21 - 1.30                                            8               32,087,277                   2.6               5.744
1.31 - 1.40                                           19               94,166,337                   7.7               5.745
1.41 - 1.50                                           19               97,191,375                   7.9               5.413
1.51 - 1.60                                           16              152,966,323                  12.5               5.391
1.61 - 1.70                                           13               76,828,764                   6.3               5.604
1.71 - 1.80                                           16              199,040,599                  16.2               5.487
1.81 <=                                               60              531,469,093                  43.3               5.252
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               156           $1,228,438,747                 100.0%              5.388%
================================================================================================================================




---------------------------------------------------------------------------------------------------------------------
                                                  WEIGHTED                                  WEIGHTED        WEIGHTED
                                                   AVERAGE            WEIGHTED               AVERAGE         AVERAGE
                                                 REMAINING             AVERAGE          CUT-OFF DATE         BALLOON
DEBT SERVICE COVERAGE RATIO (x)                 TERM (MOS.)            DSCR (x)               LTV (%)         LTV (%)
---------------------------------------------------------------------------------------------------------------------

<= 1.20                                                126                1.11                  71.6            32.1
1.21 - 1.30                                            118                1.27                  67.6            53.4
1.31 - 1.40                                            141                1.36                  70.7            47.0
1.41 - 1.50                                            127                1.47                  65.2            50.9
1.51 - 1.60                                            138                1.55                  69.7            58.5
1.61 - 1.70                                            119                1.66                  67.0            55.1
1.71 - 1.80                                            121                1.73                  65.3            57.5
1.81 <=                                                110                2.26                  55.9            51.9
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 120                1.85x                 62.6%           52.7%
=====================================================================================================================


Minimum: 1.07x
Maximum: 3.36x
Weighted Average: 1.85x

                                       I-6

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

LOAN-TO-VALUE RATIOS



--------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT BY            WEIGHTED
                                                                        AGGREGATE             AGGREGATE             AVERAGE
                                                   NUMBER OF         CUT-OFF DATE          CUT-OFF DATE            MORTGAGE
LOAN-TO-VALUE RATIO (%)                         MORTGAGE LOANS         BALANCE ($)           BALANCE (%)            RATE (%)
--------------------------------------------------------------------------------------------------------------------------------

20.1 - 30.0                                            2                2,682,473                   0.2               5.621
30.1 - 40.0                                           11               72,703,873                   5.9               5.507
40.1 - 50.0                                           19              139,994,318                  11.4               5.290
50.1 - 60.0                                           32              205,474,002                  16.7               5.261
60.1 - 70.0                                           51              435,433,941                  35.4               5.438
70.1 - 80.0                                           41              372,150,141                  30.3               5.412
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               156           $1,228,438,747                 100.0%              5.388%
================================================================================================================================




---------------------------------------------------------------------------------------------------------------------
                                                  WEIGHTED                                  WEIGHTED        WEIGHTED
                                                   AVERAGE            WEIGHTED               AVERAGE         AVERAGE
                                                 REMAINING             AVERAGE          CUT-OFF DATE         BALLOON
LOAN-TO-VALUE RATIO (%)                         TERM (MOS.)            DSCR (x)               LTV (%)         LTV (%)
---------------------------------------------------------------------------------------------------------------------

20.1 - 30.0                                            177                1.92                  25.4             0.6
30.1 - 40.0                                            129                2.51                  37.7            28.9
40.1 - 50.0                                            108                2.40                  46.3            38.7
50.1 - 60.0                                            112                2.00                  54.7            47.7
60.1 - 70.0                                            119                1.71                  65.4            57.0
70.1 - 80.0                                            129                1.58                  74.8            60.6
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 120                1.85x                 62.6%           52.7%
=====================================================================================================================


Minimum: 23.3%
Maximum: 80.0%
Weighted Average: 62.6%

BALLOON LOAN-TO-VALUE RATIOS



--------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT BY            WEIGHTED
                                                                        AGGREGATE             AGGREGATE             AVERAGE
                                                  NUMBER OF          CUT-OFF DATE          CUT-OFF DATE            MORTGAGE
BALLOON LOAN-TO-VALUE RATIO (%)                MORTGAGE LOANS          BALANCE ($)           BALANCE (%)            RATE (%)
--------------------------------------------------------------------------------------------------------------------------------

0.0 - 10.0                                             9               58,424,643                   4.8               5.672
10.1 - 20.0                                            2               12,320,405                   1.0               5.131
20.1 - 30.0                                            5               29,073,743                   2.4               5.862
30.1 - 40.0                                           12               81,107,382                   6.6               5.347
40.1 - 50.0                                           37              228,913,342                  18.6               5.382
50.1 - 60.0                                           56              383,015,262                  31.2               5.383
60.1 - 70.0                                           28              327,953,970                  26.7               5.400
70.1 - 80.0                                            7              107,630,000                   8.8               5.159
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               156           $1,228,438,747                 100.0%              5.388%
================================================================================================================================




--------------------------------------------------------------------------------------------------------------------
                                                 WEIGHTED                                  WEIGHTED        WEIGHTED
                                                  AVERAGE            WEIGHTED               AVERAGE         AVERAGE
                                                REMAINING             AVERAGE          CUT-OFF DATE         BALLOON
BALLOON LOAN-TO-VALUE RATIO (%)                TERM (MOS.)            DSCR (x)               LTV (%)         LTV (%)
--------------------------------------------------------------------------------------------------------------------

0.0 - 10.0                                            204                1.45                  61.4             1.5
10.1 - 20.0                                           125                1.54                  42.2            16.6
20.1 - 30.0                                           118                2.32                  37.4            27.5
30.1 - 40.0                                           125                2.31                  44.6            35.3
40.1 - 50.0                                           114                2.07                  54.6            46.4
50.1 - 60.0                                           112                1.79                  63.7            55.0
60.1 - 70.0                                           118                1.71                  70.2            64.7
70.1 - 80.0                                           119                1.78                  75.3            72.8
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                120                1.85x                 62.6%           52.7%
====================================================================================================================


Minimum: 0.3%
Maximum: 75.0%
Weighted Average: 52.7%

                                       I-7

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)



---------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                       JUL-05               JUL-06             JUL-07            JUL-08            JUL-09
---------------------------------------------------------------------------------------------------------------------------------

Locked Out                                    95.56%               93.17%             81.18%            68.90%            67.13%
Greater of YM and 2.00%                        2.77%                2.79%              0.00%             0.00%             0.00%
Greater of YM and 1.00%                        1.68%                4.04%             18.82%            31.10%            32.87%
Open                                           0.00%                0.00%              0.00%             0.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------
TOTALS                                       100.00%              100.00%            100.00%           100.00%           100.00%
---------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding              $1,228,438,747       $1,218,397,583     $1,207,198,425    $1,193,915,872    $1,179,485,134
% Initial Pool Balance                       100.00%               99.18%             98.27%            97.19%            96.01%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                       JUL-10               JUL-11             JUL-12            JUL-13            JUL-14
---------------------------------------------------------------------------------------------------------------------------------

Locked Out                                    71.91%               70.00%             72.90%            72.75%            71.43%
Greater of YM and 2.00%                        0.00%                0.00%              0.00%             0.00%             0.00%
Greater of YM and 1.00%                       28.09%               28.24%             27.10%            27.25%            27.41%
Open                                           0.00%                1.76%              0.00%             0.00%             1.16%
---------------------------------------------------------------------------------------------------------------------------------
TOTALS                                       100.00%              100.00%            100.00%           100.00%           100.00%
---------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding              $1,068,371,867       $1,050,380,242       $986,947,128      $967,725,586      $947,405,420
% Initial Pool Balance                        86.97%               85.51%             80.34%            78.78%            77.12%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                       JUL-15               JUL-16             JUL-17            JUL-18            JUL-19
---------------------------------------------------------------------------------------------------------------------------------

Locked Out                                    77.55%               77.16%             76.71%            76.18%            75.54%
Greater of YM and 2.00%                        0.00%                0.00%              0.00%             0.00%             0.00%
Greater of YM and 1.00%                       22.45%               22.84%             23.29%            23.82%            24.46%
Open                                           0.00%                0.00%              0.00%             0.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------
TOTALS                                       100.00%              100.00%            100.00%           100.00%           100.00%
---------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                $105,426,765         $100,311,118        $94,881,738       $89,136,434       $83,056,722
% Initial Pool Balance                         8.58%                8.17%              7.72%             7.26%             6.76%
---------------------------------------------------------------------------------------------------------------------------------


Notes:
(1)  The analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.
(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance.
(3)  DEF/YM1 and DEF/YM loans have been modeled as Yield Maintenance.

                                       I-8

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



------------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE      CMSA        CMSA       MORTGAGE
   LOAN NO.    LOAN NO.  PROPERTY NO.   LOAN SELLER(1)   PROPERTY NAME(2)
------------------------------------------------------------------------------------------------------------------------------------

       1           1         1-001      MSMC             One Buckhead
                   2                    WFB              Bristol Group Portfolio Rollup
       2                     2-001      WFB              Bristol Group Portfolio - Extra Space Storage - San Ramon (I)
       3                     2-002      WFB              Bristol Group Portfolio - Extra Space Storage - Port Washington (I)
       4                     2-003      WFB              Bristol Group Portfolio - Extra Space Storage - Green Brook (I)
       5                     2-004      WFB              Bristol Group Portfolio - Extra Space Storage - Concord (I)
       6                     2-005      WFB              Bristol Group Portfolio - Extra Space Storage - Black Horse (I)
       7                     2-006      WFB              Bristol Group Portfolio - Extra Space Storage - Kings Park (I)
       8                     2-007      WFB              Bristol Group Portfolio - Extra Space Storage - Brentwood (I)
       9                     2-008      WFB              Bristol Group Portfolio - Extra Space Storage - Manchester (I)
      10                     2-009      WFB              Bristol Group Portfolio - Extra Space Storage - Derry (I)
      11           3         3-001      MSMC             Adobe Building
      12           4         4-001      MSMC             Brooks Brothers Building
      13           5         5-001      BSCMI            Hilton Del Mar
      14           6         6-001      BSCMI            New London Mall
      15           7         7-001      WFB              Indian Springs Center
      16           8         8-001      PCF              Sherwood Lakes Apartments
      17           9         9-001      BSCMI            Port Covington Shopping Center
      18          10        10-001      PCF              Lewis Portfolio - Boca Storage (A)
      19          11        11-001      PCF              Lewis Portfolio - Deerfield Storage (A)
      20          12        12-001      BSCMI            Fairfield Center
      21          13        13-001      PCF              7300 Linder Avenue
      22          14        14-001      BSCMI            Wilton Shopping Center
      23          15        15-001      BSCMI            Shops at Kalakaua
      24          16        16-001      PCF              Oak Tree Village Apartments
      25          17        17-001      BSCMI            Doubletree Minneapolis
      26          18        18-001      MSMC             Parkway Center
      27          19        19-001      PCF              Sandy Springs Plaza Retail Center
                  20                    WFB              Hinckley Portfolio Rollup
      28                    20-001      WFB              Hinckley Portfolio - Stuart Facility (II)
      29                    20-002      WFB              Hinckley Portfolio - Portsmouth Facility (II)
      30                    20-003      WFB              Hinckley Portfolio - SW Harbor Shore (II)
      31                    20-004      WFB              Hinckley Portfolio - Trenton Facility (II)
      32                    20-005      WFB              Hinckley Portfolio - SW Harbor Bass Harbor (II)
      33          21        21-001      WFB              Veco Alaska Building
      34          22        22-001      PCF              Chantilly Crossing
      35          23        23-001      BSCMI            The Hotel Metro
                  24                    WFB              JL Holdings Portfolio Rollup
      36                    24-001      WFB              JL Holdings Portfolio - Stillman Blvd. - Tuscaloosa, AL (III)
      37                    24-002      WFB              JL Holdings Portfolio - Perdido Key Drive - Pensacola, FL (III)
      38                    24-003      WFB              JL Holdings Portfolio - So. McKenzie - Foley, AL (III)
      39                    24-004      WFB              JL Holdings Portfolio - 59 & Fort Morgan Rd. - Gulf Shores, AL (III)
      40                    24-005      WFB              JL Holdings Portfolio - Monroe Hwy. - Pineville, LA (III)
      41                    24-006      WFB              JL Holdings Portfolio - Siegan Lane - Baton Rouge, LA (III)
      42                    24-007      WFB              JL Holdings Portfolio - West Esplanade Ave. - Kenner, LA (III)
      43                    24-008      WFB              JL Holdings Portfolio - Church Point Highway - Rayne, LA (III)
      44                    24-009      WFB              JL Holdings Portfolio - Walker South Road - Walker, LA (III)
      45                    24-010      WFB              JL Holdings Portfolio - Center St. - New Iberia, LA (III)
      46                    24-011      WFB              JL Holdings Portfolio - Airport Blvd. - Mobile, AL (III)
      47                    24-012      WFB              JL Holdings Portfolio - Florida Blvd. - Baton Rouge, LA (III)
      48                    24-013      WFB              JL Holdings Portfolio - Highway 73 - Geismar, LA (III)
      49                    24-014      WFB              JL Holdings Portfolio - Westbank Expressway - Westwego, LA (III)
      50                    24-015      WFB              JL Holdings Portfolio - W. Park Ave. - Gray, LA (III)
      51                    24-016      WFB              JL Holdings Portfolio - Highway 90 W - Mobile, AL (III)
      52                    24-017      WFB              JL Holdings Portfolio - Moffett Rd. - Semines, AL (III)
      53                    24-018      WFB              JL Holdings Portfolio - Airport Blvd. - Mobile, AL (III)
      54                    24-019      WFB              JL Holdings Portfolio - Jones Creek Rd. - Baton Rouge, LA (III)
      55                    24-020      WFB              JL Holdings Portfolio - Harding Blvd. - Baton Rouge, LA (III)
      56                    24-021      WFB              JL Holdings Portfolio - Hwy 43 N. - Saraland, AL (III)
      57                    24-022      WFB              JL Holdings Portfolio - Skyland Blvd. - Tuscaloosa, AL (III)
      58                    24-023      WFB              JL Holdings Portfolio - Airport Blvd. - Mobile, AL (III)
      59                    24-024      WFB              JL Holdings Portfolio - Northshore Blvd. - Slidell, LA (III)
      60                    24-025      WFB              JL Holdings Portfolio - Main St. - Zachary, LA (III)
      61                    24-026      WFB              JL Holdings Portfolio - Lapalco Blvd. - Harvey, LA (III)
      62                    24-027      WFB              JL Holdings Portfolio - Hwy 90 - Paradis, LA (III)
      63                    24-028      WFB              JL Holdings Portfolio - N. Puma Dr. - Hammond, LA (III)
      64                    24-029      WFB              JL Holdings Portfolio - Sam Houston Jones Parkway - Lake Charles, LA (III)
      65                    24-030      WFB              JL Holdings Portfolio - W. Aloha Dr. - Diamondhead, MS (III)
      66                    24-031      WFB              JL Holdings Portfolio - W. Michigan Avenue - Pensacola, FL (III)
      67                    24-032      WFB              JL Holdings Portfolio - Airline - Gonzales, LA (III)
      68                    24-033      WFB              JL Holdings Portfolio - W. Tunnel Blvd. - Houma, LA (III)
      69                    24-034      WFB              JL Holdings Portfolio - U.S. Hwy. 90 - East - Bayou Vista, LA (III)
      70                    24-035      WFB              JL Holdings Portfolio - Gulf Breeze Parkway - Gulf Breeze, FL (III)
      71                    24-036      WFB              JL Holdings Portfolio - Greenwell Springs Rd. - Greenwell Springs, LA (III)
      72                    24-037      WFB              JL Holdings Portfolio - U.S. Highway 98 - Daphne, AL (III)
      73                    24-038      WFB              JL Holdings Portfolio - Parkview - New Iberia, LA (III)
      74                    24-039      WFB              JL Holdings Portfolio - Highway 61 North - Natchez, MS (III)
      75                    24-040      WFB              JL Holdings Portfolio - Greeno Road - Fairhope, AL (III)
      76                    24-041      WFB              JL Holdings Portfolio - Forsythe St. - Monroe, LA (III)
      77                    24-042      WFB              JL Holdings Portfolio - Sampson St. - Westlake, LA (III)
      78                    24-043      WFB              JL Holdings Portfolio - North Hwy. 190 East - Covington, LA (III)
      79                    24-044      WFB              JL Holdings Portfolio - Highland Rd. - Baton Rouge, LA (III)
      80                    24-045      WFB              JL Holdings Portfolio - S. Trenton St. - Ruston, LA (III)
      81                    24-046      WFB              JL Holdings Portfolio - Highway 90 - Pace, FL (III)
      82                    24-047      WFB              JL Holdings Portfolio - Cottage Hill Road - Mobile, AL (III)
      83                    24-048      WFB              JL Holdings Portfolio - Canton Mart Road - Jackson, MS (III)
      84                    24-049      WFB              JL Holdings Portfolio - E. Main St. - Ville Platte, LA (III)
      85                    24-050      WFB              JL Holdings Portfolio - St. Stephens Road - Mobile, AL (III)
      86                    24-051      WFB              JL Holdings Portfolio - McFarland Blvd. N. - Tuscaloosa, AL (III)
      87                    24-052      WFB              JL Holdings Portfolio - E. Beach Rd. - Long Beach, MS (III)
      88                    24-053      WFB              JL Holdings Portfolio - Highway 59 S. - Robertsdale, AL (III)
      89                    24-054      WFB              JL Holdings Portfolio - Highway 43 - Thomasville, AL (III)
      90                    24-055      WFB              JL Holdings Portfolio - L.A. Highway 1 South - Brusly, LA (III)
      91                    24-056      WFB              JL Holdings Portfolio - McFarland Blvd. W. - Northport, AL (III)
      92                    24-057      WFB              JL Holdings Portfolio - Main Street - Franklin, LA (III)
      93                    24-058      WFB              JL Holdings Portfolio - Lowe-Grout Rd. - Iowa, LA (III)
      94                    24-059      WFB              JL Holdings Portfolio - Broadway St. - Delhi, LA (III)
      95                    24-060      WFB              JL Holdings Portfolio - Thomas Rd. - Monroe, LA (III)
      96                    24-061      WFB              JL Holdings Portfolio - 8th Street - Meridian, MS (III)
      97                    24-062      WFB              JL Holdings Portfolio - Highway 165 South - Oakdale, LA (III)
      98                    24-063      WFB              JL Holdings Portfolio - Springhill Avenue - Mobile, AL (III)
      99                    24-064      WFB              JL Holdings Portfolio - Hwy 15 N. - Laurel, MS (III)
      100                   24-065      WFB              JL Holdings Portfolio - Airline Hwy. - Metairie, LA (III)
      101                   24-066      WFB              JL Holdings Portfolio - U.S. 165 Bypass - Monroe, LA (III)
      102                   24-067      WFB              JL Holdings Portfolio - Gause Blvd. - Slidell, LA (III)
      103                   24-068      WFB              JL Holdings Portfolio - Highway 28 - Livingston, AL (III)
      104                   24-069      WFB              JL Holdings Portfolio - West Street - Vinton, LA (III)
      105                   24-070      WFB              JL Holdings Portfolio - Ruth St. - Sulphur, LA (III)
      106                   24-071      WFB              JL Holdings Portfolio - Carter St. - Vidalia, LA (III)
      107                   24-072      WFB              JL Holdings Portfolio - N. Frontage Road - Meridian, MS (III)
      108                   24-073      WFB              JL Holdings Portfolio - E. 4th St. - DeQuincey, LA (III)
      109                   24-074      WFB              JL Holdings Portfolio - Beacon Street - Laurel, MS (III)
      110                   24-075      WFB              JL Holdings Portfolio - Hwy. 171 - Lake Charles, LA (III)
      111                   24-076      WFB              JL Holdings Portfolio - St. Charles Ave. - New Orleans, LA (III)
      112                   24-077      WFB              JL Holdings Portfolio - Halls Ferry Road - Vicksburg, MS (III)
      113                   24-078      WFB              JL Holdings Portfolio - Government Blvd. - Mobile, AL (III)
      114                   24-079      WFB              JL Holdings Portfolio - South Jackson Street - Grove Hill, AL (III)
      115                   24-080      WFB              JL Holdings Portfolio - LA Hwy 16 - Denham Springs, LA (III)
      116                   24-081      WFB              JL Holdings Portfolio - W. Laurel St. - Eunice, LA (III)
      117                   24-082      WFB              JL Holdings Portfolio - Ambassador Caffrey Pkwy. - Lafayette, LA (III)
      118                   24-083      WFB              JL Holdings Portfolio - Hwy 190 Bypass - Covington, LA (III)
      119                   24-084      WFB              JL Holdings Portfolio - Airline Highway - Baton Rouge, LA (III)
      120                   24-085      WFB              JL Holdings Portfolio - Martin Luther King Blvd. - Houma, LA (III)
      121                   24-086      WFB              JL Holdings Portfolio - N. University Avenue - Lafayette, LA (III)
      122                   24-087      WFB              JL Holdings Portfolio - MacArthur Dr - Alexandria, LA (III)
      123                   24-088      WFB              JL Holdings Portfolio - Ponchatrain Drive - Slidell, LA (III)
      124                   24-089      WFB              JL Holdings Portfolio - Johnston St. - Lafayette, LA (III)
      125                   24-090      WFB              JL Holdings Portfolio - Jefferson Blvd. - Lafayette, LA (III)
      126         25        25-001      BSCMI            Lansing Square (B)
      127         26        26-001      BSCMI            Eastgate Shopping Center (B)
      128         27        27-001      WFB              Penn Field Office Warehouse
      129         28        28-001      WFB              Georgetown Suites & Harbour Hotel
      130         29        29-001      PCF              Ashland & Roosevelt Shopping Center
      131         30        30-001      BSCMI            Hyde Park
      132         31        31-001      BSCMI            Downtown Plaza
      133         32        32-001      BSCMI            Woodfield Plaza
      134         33        33-001      MSMC             Plaza Escondida
      135         34        34-001      BSCMI            Academy Sports San Antonio (C)
      136         35        35-001      BSCMI            Academy Sports Houma (C)
      137         36        36-001      BSCMI            Academy Sports Port Arthur (C)
      138         37        37-001      BSCMI            Academy Sports Midland (C)
      139         38        38-001      BSCMI            Schaumburg Promenade I & II
      140         39        39-001      BSCMI            Rowland Heights Plaza
      141         40        40-001      MSMC             Mt. Sinai Shopping Center
      142         41        41-001      PCF              Plaza 400 Office Park
      143         42        42-001      BSCMI            Santana Village
      144         43        43-001      WFB              Quality Suites Shady Grove & Sleep Inn
      145         44        44-001      WFB              Marketplace at Webb Chapel
      146         45        45-001      MSMC             Vineyard Valley Center
      147         46        46-001      BSCMI            Brick Walk
      148         47        47-001      BSCMI            Valley View Apartments
      149         48        48-001      BSCMI            Mt. Vernon Avenue
      150         49        49-001      MSMC             2009 - 2013 Farralon Drive
      151         50        50-001      WFB              Promenade on the River
      152         51        51-001      WFB              Northpark Center
      153         52        52-001      BSCMI            Village at Preston Hollow
      154         53        53-001      MSMC             Colonial Ridge Apartments
      155         54        54-001      BSCMI            Riverview Gardens
      156         55        55-001      BSCMI            Lake Shore Apartments
      157         56        56-001      BSCMI            Bishops Corner
      158         57        57-001      PCF              Lyons Tech V
      159         58        58-001      WFB              Centerpoint Mall
      160         59        59-001      MSMC             Hampton Inn - Bowling Green
      161         60        60-001      WFB              Security Public Storage - Huntington Beach
      162         61        61-001      BSCMI            4269 Broadway
      163         62        62-001      MSMC             Veterinary Referral Center of North Texas
      164         63        63-001      WFB              TownCentre Professional Brentwood
      165         64        64-001      WFB              Comfort Inn Palm Beach Lakes
      166         65        65-001      WFB              Superior Mini Storage
      167         66        66-001      BSCMI            River Square
      168         67        67-001      WFB              Missouri City Shopping Center
      169         68        68-001      WFB              Alaskan Apartments
      170         69        69-001      PCF              Hamilton & Webster Building
      171         70        70-001      MSMC             1250 New Horizons Boulevard
      172         71        71-001      BSCMI            Sportmart Crystal Lake
      173         72        72-001      BSCMI            Bally's - Rancho Cucamonga
      174         73        73-001      PCF              Mizner Place
      175         74        74-001      PCF              13050 E. Smith Road
      176         75        75-001      MSMC             24-Hour Fitness
      177         76        76-001      BSCMI            11440 San Vicente Blvd.
      178         77        77-001      BSCMI            Gateway Square
      179         78        78-001      PCF              Morningside Proffesional Plaza
      180         79        79-001      WFB              Parkway Plaza Shopping Center
      181         80        80-001      PCF              Congress Center North
                  81                    WFB              Circle K Portfolio Pod 2 Rollup
      182                   81-001      WFB              Circle K Portfolio Pod 2 - 2708 W Buckeye Rd (IV)
      183                   81-002      WFB              Circle K Portfolio Pod 2 - 1523 E McDowell (IV)
      184                   81-003      WFB              Circle K Portfolio Pod 2 - 4005 E Union Hills (IV)
      185                   81-004      WFB              Circle K Portfolio Pod 2 - 2702 W Deer Valley RD (IV)
      186                   81-005      WFB              Circle K Portfolio Pod 2 - 2524 W Thunderbird (IV)
      187                   81-006      WFB              Circle K Portfolio Pod 2 - 4403 E Van Buren St (IV)
      188                   81-007      WFB              Circle K Portfolio Pod 2 - 1602 E Washington (IV)
      189                   81-008      WFB              Circle K Portfolio Pod 2 - 1605 E Bell Rd (IV)
      190                   81-009      WFB              Circle K Portfolio Pod 2 - 5350 N 27th Ave (IV)
      191         82        82-001      PCF              48571 Milmont Drive
                  83                    WFB              Circle K Portfolio Pod 6 Rollup
      192                   83-001      WFB              Circle K Portfolio Pod 6 - 1953 HWY 260 (V)
      193                   83-002      WFB              Circle K Portfolio Pod 6 - 2551 HWY 95 (V)
      194                   83-003      WFB              Circle K Portfolio Pod 6 - 13549 E Chandler Blvd (V)
      195                   83-004      WFB              Circle K Portfolio Pod 6 - 311 E Deuce of Clubs (V)
      196                   83-005      WFB              Circle K Portfolio Pod 6 - 16802 E Williams Field (V)
      197                   83-006      WFB              Circle K Portfolio Pod 6 - 1441 E Florence Blvd (V)
      198                   83-007      WFB              Circle K Portfolio Pod 6 - 2911 Grand Ave (V)
      199                   83-008      WFB              Circle K Portfolio Pod 6 - 1654 White Mt Blvd (V)
      200                   83-009      WFB              Circle K Portfolio Pod 6 - 110 S Main St (V)
      201                   83-010      WFB              Circle K Portfolio Pod 6 - 695 S 4th Ave (V)
      202         84        84-001      WFB              Golden Valley Town Square
      203         85        85-001      PCF              1201 Cadillac Court
      204         86        86-001      MSMC             1490 Madison Avenue
      205         87        87-001      PCF              Harbor Place
      206         88        88-001      PCF              Mills Station Mills Walk Shopping Center
                  89                    MSMC             Metrocenter Portfolio Rollup
      207                   89-001      MSMC             Metrocenter Portfolio - Parcel 4 (VI)
      208                   89-002      MSMC             Metrocenter Portfolio - Parcel 3 (VI)
      209         90        90-001      BSCMI            29003 Sherman Avenue
      210         91        91-001      WFB              Cedar Springs Mobile Estates
      211         92        92-001      WFB              Boston Street Self Storage
      212         93        93-001      WFB              Comfort Inn - Hall of Fame
      213         94        94-001      WFB              Quality Inn West End
      214         95        95-001      BSCMI            Lowe's Asheboro
      215         96        96-001      PCF              Creekside Business Park
      216         97        97-001      PCF              1535 East Moreland Boulevard
      217         98        98-001      MSMC             East & 32 Mini-Storage
      218         99        99-001      PCF              Woodbine Commons
      219         100       100-001     WFB              Airport Plaza
      220         101       101-001     WFB              Red Cedar Plaza
      221         102       102-001     WFB              Mt. Si Business Park
      222         103       103-001     PCF              7199 Natural Bridge Road
      223         104       104-001     MSMC             6328 Richmond Highway
      224         105       105-001     MSMC             Canyon Center
      225         106       106-001     BSCMI            CVS - Lake Jackson
      226         107       107-001     WFB              Victoria Gardens Apartments
      227         108       108-001     PCF              10616 South Western Avenue
      228         109       109-001     BSCMI            CVS Jacksonville
      229         110       110-001     PCF              Meadowlands Village
      230         111       111-001     MSMC             Maple Place
      231         112       112-001     WFB              Young Life
      232         113       113-001     WFB              Campus Knoll I and Campus Center Apts
      233         114       114-001     WFB              London Gold Chandler
      234         115       115-001     BSCMI            Cypress Village
      235         116       116-001     BSCMI            Eckerd - Norfolk
      236         117       117-001     WFB              Gender Road Self Storage
      237         118       118-001     BSCMI            Lowe's Martinsburg
      238         119       119-001     BSCMI            Tower Market
      239         120       120-001     PCF              1205-1275 Atlantic Street
      240         121       121-001     BSCMI            Eckerd Roswell
      241         122       122-001     WFB              DIA Self Storage
      242         123       123-001     WFB              Storage Pro Business Center
      243         124       124-001     PCF              8050 North Mesa Street
      244         125       125-001     MSMC             Greenwood Plaza I & II
      245         126       126-001     BSCMI            West Park Self Storage
      246         127       127-001     WFB              Plaza Leyenda
      247         128       128-001     MSMC             Pine Ridge Apartments
      248         129       129-001     BSCMI            CVS - Indianapolis
      249         130       130-001     WFB              Pep Boys Plaza
      250         131       131-001     PCF              4200 Forestville Road
      251         132       132-001     PCF              Pack Rat Storage
      252         133       133-001     WFB              4401 Hazel Avenue Office
      253         134       134-001     PCF              Windsor Plaza
      254         135       135-001     PCF              Westwood Village Apartments
      255         136       136-001     PCF              Emerald Point Apartments
      256         137       137-001     PCF              Oxford and Savannah Apartments
      257         138       138-001     MSMC             York Square Apartments
      258         139       139-001     MSMC             Lakemont Apartments
      259         140       140-001     WFB              London Gold Peoria
      260         141       141-001     PCF              Larkwood Plaza Retail Center
      261         142       142-001     PCF              The Shops At Quincy Place
      262         143       143-001     PCF              Alki Court Apartments
      263         144       144-001     WFB              La Quinta Village - Sperling
      264         145       145-001     WFB              Mission Square
      265         146       146-001     WFB              Clay Street Business Park
      266         147       147-001     PCF              Osceola Crossing
      267         148       148-001     WFB              Sable Shops
                  149                   WFB              Dollar General Alabama Portfolio Pool 1 Rollup
      268                   149-001     WFB              Dollar General Alabama Portfolio Pool 1 - Hwy 119 (VII)
      269                   149-002     WFB              Dollar General Alabama Portfolio Pool 1 - Airport Rd. (VII)
      270                   149-003     WFB              Dollar General Alabama Portfolio Pool 1 - 7th Ave (VII)
      271         150       150-001     WFB              Walgreen's Ridgecrest
      272         151       151-001     MSMC             Heatherwood Apartments
      273         152       152-001     WFB              Central Self Storage - Warner Road
      274         153       153-001     MSMC             Park Center
      275         154       154-001     WFB              Stratford Business Park
      276         155       155-001     MSMC             Rite Aid-McKinleyville, CA
      277         156       156-001     PCF              Rochester Townhouse Apartments

TOTALS AND
WEIGHTED
AVERAGES:




------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE
   LOAN NO.     STREET ADDRESS                                                                     CITY
------------------------------------------------------------------------------------------------------------------------------

       1        3060 Peachtree Road NW                                                             Atlanta

       2        300 Deerwood Road                                                                  San Ramon
       3        100 South Bales Avenue                                                             Port Washington
       4        107 Route 22 East                                                                  Green Brook
       5        2580 Monument Boulevard                                                            Concord
       6        6518 Black Horse Pike                                                              Egg Harbor
       7        281 Indian Head Road                                                               Kings Park
       8        200 Express Drive South                                                            Brentwood
       9        901 Candia Road                                                                    Manchester
      10        2 Scoobie Pond Road                                                                Derry
      11        70-801 North 34th Street                                                           Seattle
      12        346 Madison Avenue                                                                 New York
      13        15575 Jimmy Durante Boulevard                                                      Del Mar
      14        351 North Frontage Rd.                                                             New London
      15        10777 Kuykendahl Road                                                              The Woodlands
      16        801 Sherwood Lake Drive                                                            Schererville
      17        2601-2701 Port Covington Drive                                                     Baltimore
      18        3600 NW 2nd Avenue                                                                 Boca Raton
      19        950 South Powerline Road                                                           Deerfield Beach
      20        1499 Post Road                                                                     Fairfield
      21        7300 Linder Avenue                                                                 Skokie
      22        5 River Road                                                                       Wilton
      23        2150 Kalakaua Avenue                                                               Honolulu
      24        51 Cinder Road                                                                     Edison
      25        1101 LaSalle Avenue                                                                Minneapolis
      26        1 Ronson Road                                                                      Iselin
      27        6225 Roswell Road                                                                  Atlanta

      28        4550 SE Boatyard Drive                                                             Stuart
      29        Maritime Drive                                                                     Portsmouth
      30        127 and 130 Shore Road                                                             Southwest Harbor
      31        50 Industrial Way                                                                  Trenton
      32        121 Bass Harbor Road                                                               Southwest Harbor
      33        949 E 36th Avenue                                                                  Anchorage
      34        14405 Chantilly Crossing Lane                                                      Chantilly
      35        45 West 35th Street                                                                New York

      36        2515 Stillman Blvd.                                                                Tuscaloosa
      37        13392 Perdido Key Drive                                                            Pensacola
      38        910 So. McKenzie                                                                   Foley
      39        Hwy 59 & Fort Morgan Rd.                                                           Gulf Shores
      40        3301 Monroe Hwy.                                                                   Pineville
      41        7004 Siegan Lane                                                                   Baton Rouge
      42        1000-C West Esplanade Ave.                                                         Kenner
      43        1021 Church Point Highway                                                          Rayne
      44        27931 Walker South Road                                                            Walker
      45        1419 Center St.                                                                    New Iberia
      46        7701 Airport Blvd.                                                                 Mobile
      47        4951 Florida Blvd.                                                                 Baton Rouge
      48        13455 Highway 73                                                                   Geismar
      49        500 Westbank Expressway                                                            Westwego
      50        3863 W. Park Ave.                                                                  Gray
      51        5380 Highway 90 W                                                                  Mobile
      52        7775 Moffett Rd.                                                                   Semines
      53        3004 Airport Blvd.                                                                 Mobile
      54        5119 Jones Creek Rd.                                                               Baton Rouge
      55        3530 Harding Blvd.                                                                 Baton Rouge
      56        310 Hwy 43 N.                                                                      Saraland
      57        4900 Skyland Blvd.                                                                 Tuscaloosa
      58        3875 Airport Blvd.                                                                 Mobile
      59        141 Northshore Blvd.                                                               Slidell
      60        5131 Main St.                                                                      Zachary
      61        1840 Lapalco Blvd.                                                                 Harvey
      62        14157 Hwy 90                                                                       Paradis
      63        46020 N. Puma Dr.                                                                  Hammond
      64        279 Sam Houston Jones Parkway                                                      Lake Charles
      65        5400 W. Aloha Dr.                                                                  Diamondhead
      66        3210 W. Michigan Avenue                                                            Pensacola
      67        404 Airline                                                                        Gonzales
      68        1033 W. Tunnel Blvd.                                                               Houma
      69        937 U.S. Hwy. 90 - East                                                            Bayou Vista
      70        3380 Gulf Breeze Parkway                                                           Gulf Breeze
      71        14280 Greenwell Springs Rd.                                                        Greenwell Springs
      72        29295 U.S. Highway 98                                                              Daphne
      73        1101 Parkview                                                                      New Iberia
      74        421 Highway 61 North                                                               Natchez
      75        19755 Greeno Road                                                                  Fairhope
      76        5151 Forsythe St.                                                                  Monroe
      77        801 Sampson St.                                                                    Westlake
      78        605 North Hwy. 190 East                                                            Covington
      79        3100 Highland Rd.                                                                  Baton Rouge
      80        1401 S. Trenton St.                                                                Ruston
      81        4120 Highway 90                                                                    Pace
      82        6403 Cottage Hill Road                                                             Mobile
      83        1470 Canton Mart Road                                                              Jackson
      84        1212 E. Main St.                                                                   Ville Platte
      85        2924 St. Stephens Road                                                             Mobile
      86        1601 McFarland Blvd. N.                                                            Tuscaloosa
      87        310 E. Beach Rd.                                                                   Long Beach
      88        21890 Highway 59 S.                                                                Robertsdale
      89        2001 Highway 43                                                                    Thomasville
      90        4383 L.A. Highway 1 South                                                          Brusly
      91        3820 McFarland Blvd. W.                                                            Northport
      92        1825 Main Street                                                                   Franklin
      93        1111 Lowe-Grout Rd.                                                                Iowa
      94        1007 Broadway St.                                                                  Delhi
      95        100 Thomas Rd.                                                                     Monroe
      96        4825 - 8th Street                                                                  Meridian
      97        695 Highway 165 South                                                              Oakdale
      98        3200 Springhill Avenue                                                             Mobile
      99        2130 Hwy 15 N.                                                                     Laurel
      100       8101 Airline Hwy.                                                                  Metairie
      101       1710 U.S. 165 Bypass                                                               Monroe
      102       185 Gause Blvd.                                                                    Slidell
      103       639 Highway 28                                                                     Livingston
      104       1807 West Street                                                                   Vinton
      105       2017 Ruth St.                                                                      Sulphur
      106       1115 Carter St.                                                                    Vidalia
      107       2100 N. Frontage Road                                                              Meridian
      108       901 E. 4th St.                                                                     DeQuincey
      109       319 Beacon Street                                                                  Laurel
      110       1211 Hwy. 171                                                                      Lake Charles
      111       1700 St. Charles Ave.                                                              New Orleans
      112       3121 Halls Ferry Road                                                              Vicksburg
      113       3949 Government Blvd.                                                              Mobile
      114       198 South Jackson Street                                                           Grove Hill
      115       31706 LA Hwy 16                                                                    Denham Springs
      116       2300 W. Laurel St.                                                                 Eunice
      117       2256 Ambassador Caffrey Pkwy.                                                      Lafayette
      118       1005 Hwy 190 Bypass                                                                Covington
      119       6244 Airline Highway                                                               Baton Rouge
      120       1637 Martin Luther King Blvd.                                                      Houma
      121       1726 N. University Avenue                                                          Lafayette
      122       3705 MacArthur Dr                                                                  Alexandria
      123       3114 Pontchartrain Drive                                                           Slidell
      124       1500 Johnston St.                                                                  Lafayette
      125       312 Jefferson Blvd.                                                                Lafayette
      126       17545-17675 South Torrence Avenue                                                  Lansing
      127       837 Westmore Avenue                                                                Lombard
      128       3601 S. Congress Avenue                                                            Austin
      129       1000 29th Street                                                                   Washington D.C.
      130       1220 South Ashland Avenue                                                          Chicago
      131       430 W. Browning Road                                                               Bellmawr
      132       211 East Ocean Boulevard                                                           Long Beach
      133       410-590 East Golf Road                                                             Schaumburg
      134       7850-7972 North Oracle Road                                                        Oro Valley
      135       2643 NW Loop 410                                                                   San Antonio
      136       1777 Martin Luther King Blvd                                                       Houma
      137       8453 Memorial Blvd.                                                                Port Arthur
      138       5312 West Wadley Avenue                                                            Midland
      139       1975-1995 East Golf Road & 901-905 Perimeter Drive                                 Schaumburg
      140       18716 - 18742 E. Colima Road & 1722 - 1740 Desire Ave.                             Rowland Heights
      141       5505 Nesconset Highway                                                             Mount Sinai
      142       5881-5887 Glenridge Drive                                                          Atlanta
      143       9802-9894 Magnolia Avenue                                                          Santee
      144       2 & 3 Research Court                                                               Rockville
      145       3440 Webb Chapel Extension                                                         Dallas
      146       16989-1789 Valley Boulevard                                                        Fontana
      147       1229, 1275, and 1305 Post Road                                                     Fairfield
      148       Mayberry & Vermont View Drive                                                      Watervliet
      149       2401,2405-2407,2413-2419 and 2525 Mount Vernon Ave                                 Alexandria
      150       2009 - 2013 Farralon Drive                                                         San Leandro
      151       525 Court Street                                                                   Reno
      152       109 Northpark Boulevard                                                            Covington
      153       4343-4347 W. Northwest Highway                                                     Dallas
      154       649 Cannon Ridge Drive                                                             Orlando
      155       8 Newton Drive                                                                     Nashua
      156       23 Lakeshore Drive                                                                 Watervliet
      157       316-340 North Main Street                                                          West Hartford
      158       4611-4661 Johnson Road                                                             Coconut Creek
      159       2401-2831 Saviers Road, 325 W. Channel Islands, 150 Laurel St., 2500 C. St.        Oxnard
      160       233 Three Springs Road                                                             Bowling Green
      161       7670-7676 Slater Avenue, 17575-17601 Morgan Lane and 7651 Speer Avenue             Huntington Beach
      162       4269 Broadway                                                                      New York
      163       4444 Trinity Mills Road                                                            Dallas
      164       1181, 1191 Central Avenue, 4510 O'Hara Avenue                                      Brentwood
      165       1901 Palm Beach Lakes Boulevard                                                    West Palm Beach
      166       7795 White Fir Street and 7750 West 4th Street                                     Reno
      167       22 East Chicago Avenue                                                             Naperville
      168       4811-4823 Hwy. 6                                                                   Missouri City
      169       102 - 110 E. 11th Ave, 4211 - 4231 Laurel St, 201 McCarrey St, 1106 -
                  1121 Norman St, 4543 Lake Otis Pkwy                                              Anchorage
      170       550 Hamilton Avenue                                                                Palo Alto
      171       1250 New Horizons Boulevard                                                        North Amityville
      172       800 Cog CIrcle                                                                     Crystal Lake
      173       10848 Foothill Boulevard                                                           Rancho Cucamonga
      174       5601 Corporate Way                                                                 West Palm Beach
      175       13050 E. Smith Road                                                                Aurora
      176       7980 West Sahara Avenue                                                            Las Vegas
      177       11440 San Vicente Blvd.                                                            Los Angeles
      178       777 North York Road                                                                Hinsdale
      179       1800 Port Saint Lucie Boulevard                                                    Port St. Lucie
      180       200 - 390 S. Woodruff Ave & 1658 - 1680 1st Street                                 Idaho Falls
      181       4400 North Congress Avenue                                                         West Palm Beach

      182       2708 W Buckeye Rd                                                                  Phoenix
      183       1523 E McDowell Road                                                               Phoenix
      184       4005 E Union Hills Drive                                                           Phoenix
      185       2702 W Deer Valley RD                                                              Phoenix
      186       2524 W Thunderbird Road                                                            Phoenix
      187       4403 E Van Buren St                                                                Phoenix
      188       1602 E Washington Street                                                           Phoenix
      189       1605 E Bell Rd                                                                     Phoenix
      190       5350 N 27th Ave                                                                    Phoenix
      191       48571 Milmont Drive                                                                Fremont

      192       1953 HWY 260                                                                       Heber
      193       2551 HWY 95                                                                        Bullhead City
      194       13549 E Chandler Blvd                                                              Chandler
      195       311 E Deuce of Clubs                                                               Show Low
      196       16802 E Williams Field Road                                                        Higley
      197       1441 E Florence Blvd                                                               Casa Grande
      198       2911 Grand Ave                                                                     Nogales
      199       1654 White Mountain Blvd                                                           Lakeside
      200       110 S Main St                                                                      Snowflake
      201       695 S 4th Ave                                                                      Yuma
      202       669 Winnetka Avenue North                                                          Golden Valley
      203       1201 Cadillac Court                                                                Milpitas
      204       1490 Madison Avenue                                                                New York
      205       1600 SE 17th Street                                                                Fort Lauderdale
      206       1812 and 1820 North Brown Road                                                     Lawrenceville

      207       10225-10235 N. Metro Parkway East; 10240 N. 27th Avenue                            Phoenix
      208       2765 & 2745 West Peoria Avenue                                                     Phoenix
      209       29003 Sherman Avenue                                                               Valencia
      210       400 Susan Street                                                                   Cedar Springs
      211       1100 Interstate Avenue                                                             Baltimore
      212       5345 Broadmoor Circle, NW                                                          Canton
      213       8008 West Broad Street                                                             Richmond
      214       1120 East Dixie Drive                                                              Asheboro
      215       1625 -1655 McCarthy Boulevard                                                      Milpitas
      216       1535 East Moreland Boulevard                                                       Waukesha
      217       2553 Highway 32                                                                    Chico
      218       7721-7751 N Military Trail                                                         Palm Beach Gardens
      219       8400-8406 North Magnolia Avenue                                                    Santee
      220       2321, 2401 and 2421 State Highway 25 North                                         Menomonie
      221       1546-1550 Boalch Avenue NW                                                         North Bend
      222       7199 Natural Bridge Road                                                           Northwoods
      223       6328 Richmond Highway                                                              Alexandria
      224       10580 North McCarran Boulevard                                                     Reno
      225       117 Oyster Creek Drive                                                             Lake Jackson
      226       911 and 1001 Lane Drive                                                            Rosenberg
      227       10616 South Western Avenue                                                         Los Angeles
      228       9100 Atlantic Boulevard                                                            Jacksonville
      229       220 Meadow Lane                                                                    Secaucus
      230       31154-31194 Novi Road and 42151-42181 14 Mile Road                                 Novi
      231       420 North Cascade Avenue                                                           Colorado Springs
      232       1111 7th Avenue South and 914 6th Avenue South                                     St. Cloud
      233       3100 West Chandler Boulevard                                                       Chandler
      234       13135 Louetta Road                                                                 Houston
      235       6147 E. Virginia Beach Blvd.                                                       Norfolk
      236       5275 Gender Road                                                                   Canal Winchester
      237       1130 Winchester Ave.                                                               Martinsburg
      238       37 Route 35                                                                        Eatontown
      239       1205-1275 Atlantic Street                                                          Union City
      240       12155 Houze Road                                                                   Alpharetta
      241       14750 East 40th Avenue                                                             Aurora
      242       829 Highway 29                                                                     St. Helena
      243       8050 North Mesa Street                                                             El Paso
      244       1009-1021 St. Georges Avenue                                                       Colonia
      245       6767 West Park Avenue                                                              Houma
      246       10601 & 10609 N. Frank Lloyd Wright Blvd.                                          Scottsdale
      247       101 Pine Ridge Drive                                                               North Fayette Township
      248       4935 S. Arlington Ave.                                                             Indianapolis
      249       511-581 North Main Street                                                          Corona
      250       4200 Forestville Road                                                              Forestville
      251       12316 Mukilteo Speedway                                                            Mukilteo
      252       4401 Hazel Avenue                                                                  Fair Oaks
      253       13180 FM 529                                                                       Houston
      254       110 McDonald Avenue                                                                Ames
      255       3433 Arden Road                                                                    San Angelo
      256       2217 San Gabriel Street & 915 West 22 1/2 Street                                   Austin
      257       275 Braden School Road                                                             Chippewa Township
      258       3900 Cotswold Avenue                                                               Greensboro
      259       7311 and 7337 West Bell Road                                                       Peoria
      260       7085 Southwest Freeway                                                             Houston
      261       16891 East Quincy Avenue                                                           Aurora
      262       12112 East Alki Avenue                                                             Spokane Valley
      263       50801 Washington Street                                                            La Quinta
      264       1933 East University Drive                                                         Mesa
      265       116 Clay Street NW                                                                 Auburn
      266       1150-1168 West Osceola Parkway                                                     Kissimmee
      267       14601 East Colfax Avenue                                                           Aurora
                6794 Hwy 119                                                                       Alabaster
      268       6794 Hwy 119                                                                       Alabaster
      269       1981 Airport Rd.                                                                   Jasper
      270       1902 7th Ave                                                                       Jasper
      271       101 W. Drummond Avenue                                                             Ridgecrest
      272       779 Eastowne Drive                                                                 Ravenna
      273       641 East Warner Avenue                                                             Chandler
      274       458 Amboy Avenue                                                                   Woodbridge
      275       1653-1663 Industrial Parkway West                                                  Hayward
      276       1500 Anna Sparks Way                                                               McKinleyville
      277       130 Gibb Street and 3 & 4 Selden Street                                            Rochester

TOTALS AND
WEIGHTED
AVERAGES:




------------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE
   LOAN NO.     STATE    ZIP CODE   PROPERTY TYPE                             PROPERTY SUB-TYPE                       UNITS/SF(3)
------------------------------------------------------------------------------------------------------------------------------------

       1        GA         30305    Office                                    Urban                                         466,229

       2        CA         94583    Self Storage                              Self Storage                                   77,495
       3        NY         11050    Self Storage                              Self Storage                                   67,925
       4        NJ         08812    Self Storage                              Self Storage                                   58,650
       5        CA         94520    Self Storage                              Self Storage                                   75,060
       6        NJ         08234    Self Storage                              Self Storage                                   70,300
       7        NY         11754    Self Storage                              Self Storage                                   60,020
       8        NY         11717    Self Storage                              Self Storage                                   65,969
       9        NH         03109    Self Storage                              Self Storage                                   45,075
      10        NH         03038    Self Storage                              Self Storage                                   38,350
      11        WA         98103    Office                                    Urban                                         297,228
      12        NY         10017    Mixed Use                                 Retail/Office                                 122,604
      13        CA         92014    Hospitality                               Full Service                                      257
      14        CT         06320    Retail                                    Anchored                                      268,411
      15        TX         77382    Retail                                    Anchored                                      136,625
      16        IN         46375    Multifamily                               Garden                                            576
      17        MD         21230    Other                                     Leased Fee                                    272,913
      18        FL         33431    Self Storage                              Self Storage                                  138,831
      19        FL         33442    Self Storage                              Self Storage                                  149,921
      20        CT         06824    Retail                                    Anchored                                       84,430
      21        IL         60077    Industrial                                Warehouse                                     486,884
      22        CT         06897    Retail                                    Anchored                                       78,767
      23        HI         96815    Retail                                    Specialty                                      11,671
      24        NJ         08820    Multifamily                               Garden                                            289
      25        MN         55403    Hospitality                               Full Service                                      228
      26        NJ         08330    Retail                                    Anchored                                      122,677
      27        GA         30328    Retail                                    Anchored                                      123,630

      28        FL         34997    Other                                     Marina                                         33,299
      29        RI         02871    Other                                     Marina                                        160,650
      30        ME         04679    Industrial                                Light                                         160,722
      31        ME         04605    Industrial                                Light                                          94,656
      32        ME         04679    Other                                     Marina                                         24,648
      33        AK         99508    Office                                    Suburban                                      136,781
      34        VA         20150    Retail                                    Anchored                                       73,019
      35        NY         10001    Hospitality                               Boutique                                          185

      36        AL         35401    Retail                                    Free Standing                                   4,182
      37        FL         32507    Retail                                    Free Standing                                   4,098
      38        AL         36535    Retail                                    Free Standing                                   3,842
      39        AL         36542    Retail                                    Free Standing                                   3,735
      40        LA         71360    Retail                                    Free Standing                                   3,489
      41        LA         70809    Retail                                    Free Standing                                   3,047
      42        LA         70065    Retail                                    Free Standing                                   3,008
      43        LA         70578    Retail                                    Free Standing                                   3,200
      44        LA         70785    Retail                                    Free Standing                                   2,987
      45        LA         70560    Retail                                    Free Standing                                   3,100
      46        AL         36608    Retail                                    Free Standing                                   3,677
      47        LA         70806    Retail                                    Free Standing                                   3,240
      48        LA         70734    Retail                                    Free Standing                                   2,898
      49        LA         70094    Retail                                    Free Standing                                   2,982
      50        LA         70359    Retail                                    Free Standing                                   3,003
      51        AL         36619    Retail                                    Free Standing                                   3,446
      52        AL         36608    Retail                                    Free Standing                                   3,396
      53        AL         36606    Retail                                    Free Standing                                   4,130
      54        LA         70818    Retail                                    Free Standing                                   2,881
      55        LA         70807    Retail                                    Free Standing                                   3,056
      56        AL         36571    Retail                                    Free Standing                                   3,244
      57        AL         35405    Retail                                    Free Standing                                   2,936
      58        AL         36608    Retail                                    Free Standing                                   3,807
      59        LA         70460    Retail                                    Free Standing                                   2,905
      60        LA         70791    Retail                                    Free Standing                                   2,885
      61        LA         70058    Retail                                    Free Standing                                   2,987
      62        LA         70080    Retail                                    Free Standing                                   3,068
      63        LA         70401    Retail                                    Free Standing                                   2,867
      64        LA         70611    Retail                                    Free Standing                                   3,073
      65        MS         39525    Retail                                    Free Standing                                   2,931
      66        FL         32526    Retail                                    Free Standing                                   2,613
      67        LA         70737    Retail                                    Free Standing                                   2,987
      68        LA         70360    Retail                                    Free Standing                                   3,048
      69        LA         70380    Retail                                    Free Standing                                   2,990
      70        FL         32561    Retail                                    Free Standing                                   2,621
      71        LA         70739    Retail                                    Free Standing                                   3,114
      72        AL         36526    Retail                                    Free Standing                                   2,817
      73        LA         70560    Retail                                    Free Standing                                   2,720
      74        MS         39120    Retail                                    Free Standing                                   2,902
      75        AL         36532    Retail                                    Free Standing                                   2,824
      76        LA         71201    Retail                                    Free Standing                                   3,014
      77        LA         70669    Retail                                    Free Standing                                   2,974
      78        LA         70433    Retail                                    Free Standing                                   2,430
      79        LA         70802    Retail                                    Free Standing                                   2,980
      80        LA         71270    Retail                                    Free Standing                                   2,915
      81        FL         32571    Retail                                    Free Standing                                   2,475
      82        AL         36695    Retail                                    Free Standing                                   2,795
      83        MS         39215    Retail                                    Free Standing                                   2,850
      84        LA         70586    Retail                                    Free Standing                                   2,998
      85        AL         36612    Retail                                    Free Standing                                   3,489
      86        AL         35406    Retail                                    Free Standing                                   2,321
      87        MS         39560    Retail                                    Free Standing                                   2,918
      88        AL         36567    Retail                                    Free Standing                                   2,850
      89        AL         36784    Retail                                    Free Standing                                   2,920
      90        LA         70719    Retail                                    Free Standing                                   3,063
      91        AL         35476    Retail                                    Free Standing                                   2,639
      92        LA         70538    Retail                                    Free Standing                                   2,990
      93        LA         70647    Retail                                    Free Standing                                   3,073
      94        LA         71232    Retail                                    Free Standing                                   3,073
      95        LA         71291    Retail                                    Free Standing                                   2,992
      96        MS         39301    Retail                                    Free Standing                                   2,391
      97        LA         71463    Retail                                    Free Standing                                   2,967
      98        AL         36607    Retail                                    Free Standing                                   2,694
      99        MS         39440    Retail                                    Free Standing                                   2,548
      100       LA         70003    Retail                                    Free Standing                                   2,970
      101       LA         71201    Retail                                    Free Standing                                   2,944
      102       LA         70458    Retail                                    Free Standing                                   3,423
      103       AL         35470    Retail                                    Free Standing                                   3,125
      104       LA         70668    Retail                                    Free Standing                                   3,073
      105       LA         70663    Retail                                    Free Standing                                   2,957
      106       LA         71373    Retail                                    Free Standing                                   2,913
      107       MS         39301    Retail                                    Free Standing                                   2,662
      108       LA         70633    Retail                                    Free Standing                                   2,986
      109       MS         39441    Retail                                    Free Standing                                   2,928
      110       LA         70601    Retail                                    Free Standing                                   3,194
      111       LA         70130    Retail                                    Free Standing                                   2,654
      112       MS         39180    Other                                     Land                                              NAP
      113       AL         36693    Retail                                    Free Standing                                   2,418
      114       AL         36451    Retail                                    Free Standing                                   2,399
      115       LA         70726    Retail                                    Free Standing                                   2,969
      116       LA         70535    Retail                                    Free Standing                                   2,998
      117       LA         70506    Retail                                    Free Standing                                   3,358
      118       LA         70433    Retail                                    Free Standing                                   3,920
      119       LA         70812    Retail                                    Free Standing                                   2,625
      120       LA         70360    Retail                                    Free Standing                                   2,975
      121       LA         70507    Retail                                    Free Standing                                   2,850
      122       LA         71301    Retail                                    Free Standing                                   3,206
      123       LA         70458    Retail                                    Free Standing                                   2,635
      124       LA         70503    Retail                                    Free Standing                                   2,654
      125       LA         70501    Retail                                    Free Standing                                   3,200
      126       IL         60438    Retail                                    Anchored                                      233,508
      127       IL         60148    Retail                                    Anchored                                      132,145
      128       TX         78704    Mixed Use                                 Retail/Office/Industrial                      226,853
      129       DC         20007    Hospitality                               Limited Service                                    80
      130       IL         60608    Retail                                    Anchored                                      105,038
      131       NJ         08031    Multifamily                               Garden                                            286
      132       CA         90802    Office                                    Urban                                          99,117
      133       IL         60173    Retail                                    Anchored                                      177,160
      134       AZ         85704    Retail                                    Anchored                                       91,121
      135       TX         78230    Retail                                    Free Standing                                  70,910
      136       LA         70360    Retail                                    Free Standing                                  60,001
      137       TX         77640    Retail                                    Free Standing                                  61,001
      138       TX         79707    Retail                                    Free Standing                                  61,150
      139       IL         60173    Retail                                    Anchored                                       91,831
      140       CA         91748    Retail                                    Unanchored                                     56,852
      141       NY         11766    Retail                                    Anchored                                      130,417
      142       GA         30328    Office                                    Suburban                                      170,489
      143       CA         92071    Retail                                    Anchored                                       85,776
      144       MD         20850    Hospitality                               Limited Service                                   231
      145       TX         75220    Retail                                    Anchored                                      119,018
      146       CA         92335    Retail                                    Anchored                                      181,399
      147       CT         06824    Mixed Use                                 Retail/Office                                  84,972
      148       NY         12189    Multifamily                               Garden                                            654
      149       VA         22301    Mixed Use                                 Retail/Office/Multifamily                      61,752
      150       CA         94577    Industrial                                Flex                                          256,637
      151       NV         89501    Multifamily                               Mid-Rise                                           84
      152       LA         70433    Office                                    Suburban                                      102,363
      153       TX         75220    Retail                                    Shadow Anchored                                47,600
      154       FL         32818    Multifamily                               Garden                                            194
      155       NH         03063    Multifamily                               Garden                                            146
      156       NY         12189    Multifamily                               Garden                                            375
      157       CT         06117    Retail                                    Anchored                                       59,613
      158       FL         33073    Industrial                                Flex                                           84,703
      159       CA         93033    Retail                                    Anchored                                      266,736
      160       KY         42104    Hospitality                               Limited Service                                   131
      161       CA         92647    Self Storage                              Self Storage                                  118,809
      162       NY         10033    Retail                                    Anchored                                       52,453
      163       TX         75287    Office                                    Medical                                        39,329
      164       CA         94513    Office                                    Suburban                                       33,684
      165       FL         33409    Hospitality                               Limited Service                                   162
      166       NV         89523    Self Storage                              Self Storage                                  186,564
      167       IL         60540    Retail                                    Unanchored                                     58,260
      168       TX         77459    Retail                                    Unanchored                                     54,504
      169       AK         99501    Multifamily                               Garden                                            223
      170       CA         94301    Office                                    Urban                                          31,942
      171       NY         11701    Industrial                                Light                                         100,230
      172       IL         60012    Retail                                    Free Standing                                  52,599
      173       CA         91730    Retail                                    Shadow Anchored                                53,387
      174       FL         33407    Office                                    Suburban                                       53,652
      175       CO         80011    Industrial                                Warehouse                                     100,000
      176       NV         89117    Retail                                    Free Standing                                  42,355
      177       CA         90049    Office                                    Suburban                                       24,240
      178       IL         60521    Retail                                    Unanchored                                     40,170
      179       FL         34952    Office                                    Suburban                                       44,515
      180       ID         83401    Retail                                    Shadow Anchored                                75,300
      181       FL         33407    Office                                    Suburban                                       41,429

      182       AZ         85009    Retail                                    Free Standing                                   3,014
      183       AZ         85006    Retail                                    Free Standing                                   2,915
      184       AZ         85027    Retail                                    Free Standing                                   2,836
      185       AZ         85027    Retail                                    Free Standing                                   3,027
      186       AZ         85023    Retail                                    Free Standing                                   3,363
      187       AZ         85008    Retail                                    Free Standing                                   3,172
      188       AZ         85034    Retail                                    Free Standing                                   2,926
      189       AZ         85022    Retail                                    Free Standing                                   2,974
      190       AZ         85017    Retail                                    Free Standing                                   2,320
      191       CA         94538    Industrial                                Flex                                           64,000

      192       AZ         85928    Retail                                    Free Standing                                   2,965
      193       AZ         86442    Retail                                    Free Standing                                   4,042
      194       AZ         85224    Retail                                    Free Standing                                   3,192
      195       AZ         85901    Retail                                    Free Standing                                   3,083
      196       AZ         85236    Retail                                    Free Standing                                   3,340
      197       AZ         85222    Retail                                    Free Standing                                   2,510
      198       AZ         85621    Retail                                    Free Standing                                   2,711
      199       AZ         85929    Retail                                    Free Standing                                   2,732
      200       AZ         85937    Retail                                    Free Standing                                   2,581
      201       AZ         85364    Retail                                    Free Standing                                   2,679
      202       MN         55427    Retail                                    Unanchored                                     39,260
      203       CA         95035    Industrial                                Flex                                           51,264
      204       NY         10029    Retail                                    Anchored                                       18,978
      205       FL         33316    Office                                    Suburban                                       36,040
      206       GA         30043    Retail                                    Shadow Anchored                                19,293

      207       AZ         85051    Retail                                    Shadow Anchored                                48,003
      208       AZ         85051    Retail                                    Shadow Anchored                                12,250
      209       CA         91355    Industrial                                Warehouse                                      68,080
      210       MI         49319    Manufactured Housing Community            Manufactured Housing Community                    216
      211       MD         21224    Self Storage                              Self Storage                                   81,806
      212       OH         44709    Hospitality                               Limited Service                                   124
      213       VA         23294    Hospitality                               Limited Service                                   191
      214       NC         27203    Retail                                    Free Standing                                  95,173
      215       CA         95035    Office                                    Suburban                                       48,531
      216       WI         53186    Retail                                    Free Standing                                  58,528
      217       CA         95973    Self Storage                              Self Storage                                  181,023
      218       FL         33410    Office                                    Suburban                                       33,248
      219       CA         92071    Industrial                                Light                                          70,538
      220       WI         54751    Retail                                    Unanchored                                     36,724
      221       WA         98045    Industrial                                Light                                          60,060
      222       MO         63121    Retail                                    Free Standing                                  16,335
      223       VA         22306    Retail                                    Unanchored                                     16,680
      224       NV         89503    Retail                                    Unanchored                                     28,016
      225       TX         77566    Retail                                    Free Standing                                  13,824
      226       TX         77471    Multifamily                               Garden                                            152
      227       CA         90047    Office                                    Suburban                                       25,398
      228       FL         32211    Retail                                    Free Standing                                  12,739
      229       NJ         07094    Multifamily                               Garden                                            110
      230       MI         48377    Retail                                    Shadow Anchored                                32,765
      231       CO         80903    Office                                    Suburban                                       61,528
      232       MN         56301    Multifamily                               Garden                                             53
      233       AZ         85226    Retail                                    Shadow Anchored                                 9,600
      234       TX         77093    Retail                                    Shadow Anchored                                25,258
      235       VA         23502    Retail                                    Free Standing                                  10,908
      236       OH         43110    Self Storage                              Self Storage                                   90,525
      237       WV         25401    Retail                                    Free Standing                                  71,407
      238       NJ         07724    Retail                                    Unanchored                                     23,000
      239       CA         94587    Industrial                                Light                                          57,175
      240       GA         30004    Retail                                    Free Standing                                  10,908
      241       CO         80239    Self Storage                              Self Storage                                  101,355
      242       CA         94574    Industrial                                Warehouse                                      27,000
      243       TX         79932    Retail                                    Free Standing                                  15,504
      244       NJ         07067    Retail                                    Unanchored                                     18,261
      245       LA         70364    Self Storage                              Self Storage                                  101,272
      246       AZ         85259    Office                                    Suburban                                       14,538
      247       PA         15071    Multifamily                               Garden                                            114
      248       IN         46237    Retail                                    Free Standing                                  10,880
      249       CA         92880    Retail                                    Unanchored                                     50,775
      250       MD         20747    Industrial                                Warehouse                                      22,275
      251       WA         98275    Self Storage                              Self Storage                                   72,725
      252       CA         95628    Office                                    Suburban                                       24,285
      253       TX         77041    Retail                                    Unanchored                                     16,250
      254       IA         50014    Multifamily                               Garden                                             46
      255       TX         76901    Multifamily                               Garden                                            120
      256       TX         78705    Multifamily                               Garden                                             24
      257       PA         15010    Multifamily                               Garden                                            118
      258       NC         27410    Multifamily                               Garden                                            100
      259       AZ         85382    Retail                                    Unanchored                                      7,800
      260       TX         77074    Retail                                    Shadow Anchored                                 8,200
      261       CO         80013    Retail                                    Shadow Anchored                                 6,302
      262       WA         99206    Multifamily                               Garden                                             41
      263       CA         92253    Retail                                    Shadow Anchored                                 5,487
      264       AZ         85203    Retail                                    Unanchored                                     28,958
      265       WA         98001    Industrial                                Warehouse                                      48,369
      266       FL         34741    Retail                                    Shadow Anchored                                21,000
      267       CO         80011    Retail                                    Unanchored                                      6,720
                AL         35007    Retail                                    Shadow Anchored                                 9,100
      268       AL         35007    Retail                                    Shadow Anchored                                 9,100
      269       AL         35501    Retail                                    Shadow Anchored                                 8,125
      270       AL         35501    Retail                                    Shadow Anchored                                 8,125
      271       CA         93555    Retail                                    Anchored                                       14,550
      272       OH         44266    Multifamily                               Garden                                             75
      273       AZ         85225    Self Storage                              Self Storage                                   62,740
      274       NJ         07095    Retail                                    Unanchored                                      9,481
      275       CA         94544    Retail                                    Unanchored                                     11,358
      276       CA         95519    Retail                                    Free Standing                                  13,655
      277       NY         14605    Multifamily                               Mid-Rise                                           25

TOTALS AND
WEIGHTED
AVERAGES:




----------------------------------------------------------------------------------------------------------------------------
   MORTGAGE                                                                             PERCENT           PERCENT LEASED
   LOAN NO.            YEAR BUILT                      YEAR RENOVATED                  LEASED(4)          AS OF DATE(3)
----------------------------------------------------------------------------------------------------------------------------

      1                   1987                              NAP                           89.1%             02/15/2005

      2                   2002                              NAP                           84.2%             04/26/2005
      3                   2000                              NAP                           95.8%             04/26/2005
      4                   2000                              NAP                           90.0%             04/26/2005
      5                   1999                              NAP                           80.0%             04/26/2005
      6                   1990                              1996                          81.3%             04/26/2005
      7                   2001                              NAP                           71.3%             04/26/2005
      8                   1999                              NAP                           79.2%             04/26/2005
      9                   1986                              NAP                           84.1%             04/26/2005
      10                  1986                              NAP                           89.1%             04/26/2005
      11                  1999                              NAP                          100.0%             01/01/2005
      12                  1915                              2004                         100.0%             01/10/2005
      13                  1989                              2003                          78.7%             04/30/2005
      14                  1967                          1998 - 2000                       92.7%             01/25/2005
      15                  2004                              NAP                           92.5%             04/27/2005
      16           1972 / 1976 / 1999                       1999                          91.8%             06/10/2005
      17                  2002                              NAP                          100.0%             03/16/2005
      18              1976 / 1979                       1994 - 1995                       99.0%             06/15/2005
      19              1978 / 1979                           1995                          80.3%             06/15/2005
      20                  2000                              2004                         100.0%             01/01/2005
      21              1960 - 1965                           1988                         100.0%             06/20/2005
      22              1986 - 1987                       2003 / 2005                      100.0%             03/04/2005
      23                  1941                          2003 - 2004                      100.0%             03/14/2005
      24                  1988                              NAP                           98.3%             06/20/2005
      25                  1986                              1997                          68.3%             04/30/2005
      26              1994 - 1995                           NAP                          100.0%             07/01/2005
      27              1959 / 1987                           NAP                           91.3%             05/19/2005

      28              1955 - 2004                           NAP                          100.0%             05/06/2005
      29              1930 - 1990                           2004                         100.0%             05/06/2005
      30              1930 - 1995                           2002                         100.0%             05/06/2005
      31              1999 - 2001                           NAP                          100.0%             05/06/2005
      32                  1988                              NAP                          100.0%             05/06/2005
      33                  1976                              NAP                          100.0%             05/19/2005
      34                  2004                              NAP                          100.0%             06/09/2005
      35                  1901                              1995                          87.0%             12/31/2004

      36                  1986                              NAP                          100.0%             02/28/2005
      37                  1985                              NAP                          100.0%             02/28/2005
      38                  1985                              NAP                          100.0%             02/28/2005
      39                  1984                              NAP                          100.0%             02/28/2005
      40                  1986                              NAP                          100.0%             02/28/2005
      41                  1989                              2002                         100.0%             02/28/2005
      42                  1990                              NAP                          100.0%             02/28/2005
      43                  1999                              NAP                          100.0%             02/28/2005
      44                  1996                              NAP                          100.0%             02/28/2005
      45                  1996                              2000                         100.0%             02/28/2005
      46                  1980                              NAP                          100.0%             02/28/2005
      47                  1964                              2001                         100.0%             02/28/2005
      48                  1997                              NAP                          100.0%             02/28/2005
      49                  1997                              NAP                          100.0%             02/28/2005
      50                  1998                              NAP                          100.0%             02/28/2005
      51                  1984                              NAP                          100.0%             02/28/2005
      52                  1983                              NAP                          100.0%             02/28/2005
      53                  1984                              NAP                          100.0%             02/28/2005
      54                  1990                              2000                         100.0%             02/28/2005
      55                  1999                              NAP                          100.0%             02/28/2005
      56                  1981                              NAP                          100.0%             02/28/2005
      57                  1998                              NAP                          100.0%             02/28/2005
      58                  1973                              NAP                          100.0%             02/28/2005
      59                  1990                              NAP                          100.0%             02/28/2005
      60                  1990                              NAP                          100.0%             02/28/2005
      61                  1998                              NAP                          100.0%             02/28/2005
      62                  1999                              NAP                          100.0%             02/28/2005
      63                  1997                              NAP                          100.0%             02/28/2005
      64                  1999                              NAP                          100.0%             02/28/2005
      65                  1995                              NAP                          100.0%             02/28/2005
      66                  1996                              NAP                          100.0%             02/28/2005
      67                  1996                              NAP                          100.0%             02/28/2005
      68                  1980                              1996                         100.0%             02/28/2005
      69                  1997                              NAP                          100.0%             02/28/2005
      70                  1995                              NAP                          100.0%             02/28/2005
      71                  1996                              NAP                          100.0%             02/28/2005
      72                  1983                              NAP                          100.0%             02/28/2005
      73                  1988                              NAP                          100.0%             02/28/2005
      74                  1996                              NAP                          100.0%             02/28/2005
      75                  1996                              NAP                          100.0%             02/28/2005
      76                  1998                              NAP                          100.0%             02/28/2005
      77                  1998                              NAP                          100.0%             02/28/2005
      78                  1983                              NAP                          100.0%             02/28/2005
      79                  1996                              NAP                          100.0%             02/28/2005
      80                  1992                              NAP                          100.0%             02/28/2005
      81                  1994                              NAP                          100.0%             02/28/2005
      82                  1989                              NAP                          100.0%             02/28/2005
      83                  1990                              NAP                          100.0%             02/28/2005
      84                  1998                              NAP                          100.0%             02/28/2005
      85                  1986                              NAP                          100.0%             02/28/2005
      86                  1988                              NAP                          100.0%             02/28/2005
      87                  1984                              NAP                          100.0%             02/28/2005
      88                  1995                              NAP                          100.0%             02/28/2005
      89                  1996                              NAP                          100.0%             02/28/2005
      90                  1999                              NAP                          100.0%             02/28/2005
      91                  1988                              NAP                          100.0%             02/28/2005
      92                  1996                              NAP                          100.0%             02/28/2005
      93                  1999                              NAP                          100.0%             02/28/2005
      94                  1999                              NAP                          100.0%             02/28/2005
      95                  1973                              NAP                          100.0%             02/28/2005
      96                  1995                              NAP                          100.0%             02/28/2005
      97                  1997                              NAP                          100.0%             02/28/2005
      98                  1988                              NAP                          100.0%             02/28/2005
      99                  1995                              NAP                          100.0%             02/28/2005
     100                  1974                              NAP                          100.0%             02/28/2005
     101                  1974                              NAP                          100.0%             02/28/2005
     102                  1974                              NAP                          100.0%             02/28/2005
     103                  1997                              NAP                          100.0%             02/28/2005
     104                  1999                              NAP                          100.0%             02/28/2005
     105                  1974                              NAP                          100.0%             02/28/2005
     106                  1977                              NAP                          100.0%             02/28/2005
     107                  1988                              NAP                          100.0%             02/28/2005
     108                  1998                              NAP                          100.0%             02/28/2005
     109                  1974                              NAP                          100.0%             02/28/2005
     110                  1976                              NAP                          100.0%             02/28/2005
     111                  1968                              NAP                          100.0%             02/28/2005
     112                  NAP                               NAP                          100.0%             02/28/2005
     113                  1967                              NAP                          100.0%             02/28/2005
     114                  1996                              NAP                          100.0%             02/28/2005
     115                  1998                              NAP                          100.0%             02/28/2005
     116                  1997                              NAP                          100.0%             02/28/2005
     117                  1998                              NAP                          100.0%             02/28/2005
     118                  1999                              NAP                          100.0%             02/28/2005
     119                  1972                              NAP                          100.0%             02/28/2005
     120                  1997                              NAP                          100.0%             02/28/2005
     121                  1999                              NAP                          100.0%             02/28/2005
     122                  1974                              NAP                          100.0%             02/28/2005
     123                  1999                              NAP                          100.0%             02/28/2005
     124                  1969                              NAP                          100.0%             02/28/2005
     125                  1975                              NAP                          100.0%             02/28/2005
     126                  1991                              NAP                           96.4%             04/25/2005
     127                  1959                              1987                          92.8%             04/25/2005
     128                  1918                              2001                          79.0%             02/01/2005
     129                  1978                              1988                          67.7%             03/31/2005
     130                  2002                              NAP                           99.0%             06/09/2005
     131                  1964                              NAP                           98.3%             04/26/2005
     132                  1982                              2000                          92.0%             05/01/2005
     133                  1992                              NAP                           93.7%             04/25/2005
     134                  1976                              1997                          98.1%             04/15/2005
     135                  2004                              NAP                          100.0%             07/01/2005
     136                  2004                              NAP                          100.0%             07/01/2005
     137                  2004                              NAP                          100.0%             07/01/2005
     138                  2004                              NAP                          100.0%             07/01/2005
     139                  1999                              NAP                          100.0%             04/25/2005
     140       1961 - 1962 / 1989 / 2003                    2003                          90.9%             05/01/2005
     141                  1990                              NAP                           92.9%             03/01/2005
     142              1980 - 1984                           NAP                           84.9%             06/09/2005
     143                  1979                              1990                          96.5%             04/25/2005
     144                  1978                              1997                          71.8%             12/31/2004
     145                  1998                              NAP                          100.0%             05/04/2005
     146                  1983                              NAP                          100.0%             03/01/2005
     147           1966 / 1971 / 1973     1980 / 1983 / 1991 / 1994 / 2003 - 2004         96.8%             06/01/2005
     148              1968 / 1972                           NAP                           95.1%             04/01/2005
     149              1921 / 1985                           2003                         100.0%             01/26/2005
     150                  1972                              2005                         100.0%             03/10/2005
     151                  1990                              2002                          91.7%             04/30/2005
     152                  1987                              NAP                           95.9%             05/19/2005
     153                  1984                              1999                          98.7%             03/31/2005
     154                  1990                          2001 / 2002                       88.7%             02/15/2005
     155              1965 - 1969                           1998                          97.3%             05/31/2005
     156              1968 / 1972                           NAP                           93.6%             04/01/2005
     157                  1966                              1999                         100.0%             04/08/2005
     158                  2004                              NAP                           96.7%             06/13/2005
     159                  1966                              NAP                           95.6%             03/01/2005
     160                  1989                              2005                          78.5%             02/01/2005
     161              1978 - 1979                       1995 - 1997                       93.6%             03/10/2005
     162                  1920                              1981                          95.0%             06/20/2005
     163                  1999                              NAP                          100.0%             03/29/2005
     164              2001 - 2002                           NAP                          100.0%             04/01/2005
     165                  1974                              NAP                           75.7%             12/31/2004
     166              1996 / 2004                           NAP                           89.2%             05/17/2005
     167                  1988                              NAP                           95.4%             12/21/2004
     168                  1995                              2004                         100.0%             05/10/2005
     169              1950 / 1977                       early 1990's                      97.3%             02/20/2005
     170                  1971                              NAP                          100.0%             05/04/2005
     171                  2004                              NAP                          100.0%             01/05/2005
     172                  1992                              NAP                          100.0%             07/01/2005
     173                  1992                              2003                         100.0%             04/07/2005
     174                  1974                              2000                          85.5%             06/03/2005
     175                  2005                              NAP                          100.0%             06/03/2005
     176                  2000                              NAP                          100.0%             02/24/2005
     177                  1972                              NAP                          100.0%             01/31/2005
     178                  1985                              NAP                          100.0%             01/04/2005
     179                  1995                              2002                          96.0%             06/03/2005
     180                  1977                              1989                          95.5%             04/11/2005
     181                  1986                              2001                         100.0%             06/03/2005

     182                  1988                              NAP                          100.0%             10/01/2004
     183                  1995                              NAP                          100.0%             10/01/2004
     184                  1987                              NAP                          100.0%             10/01/2004
     185                  1987                              NAP                          100.0%             10/01/2004
     186                  1988                              NAP                          100.0%             10/01/2004
     187                  1996                              NAP                          100.0%             10/01/2004
     188                  1987                              NAP                          100.0%             10/01/2004
     189                  1988                              NAP                          100.0%             10/01/2004
     190                  1974                              NAP                          100.0%             10/01/2004
     191                  1983                              NAP                          100.0%             04/14/2005

     192                  1979                              NAP                          100.0%             10/01/2004
     193                  1998                              NAP                          100.0%             10/01/2004
     194                  1987                              NAP                          100.0%             10/01/2004
     195                  1986                              NAP                          100.0%             10/01/2004
     196                  1989                              NAP                          100.0%             10/01/2004
     197                  1973                              NAP                          100.0%             10/01/2004
     198                  1973                              NAP                          100.0%             10/01/2004
     199                  1976                              NAP                          100.0%             10/01/2004
     200                  1969                              NAP                          100.0%             10/01/2004
     201                  1985                              NAP                          100.0%             10/01/2004
     202                  2001                              NAP                          100.0%             03/31/2005
     203                  1984                              NAP                          100.0%             04/15/2005
     204                  1900                              2004                         100.0%             04/20/2005
     205                  1986                              NAP                           91.3%             05/25/2005
     206              2003 - 2004                           NAP                           91.1%             05/20/2005

     207       1973 - 1974 / 1980 / 1987                    NAP                          100.0%             04/22/2005
     208           1973 / 1976 / 1987                       NAP                          100.0%             04/22/2005
     209                  2000                          2002 - 2003                      100.0%             07/01/2005
     210                  1969                              1995                          93.5%             03/01/2005
     211              1999 / 2001                           NAP                           65.8%             04/04/2005
     212                  1989                              NAP                           69.5%             12/31/2004
     213                  1985                              NAP                           66.3%             03/31/2005
     214                  1995                              NAP                          100.0%             07/01/2005
     215                  1983                          2002 / 2005                      100.0%             05/18/2005
     216                  1983                              NAP                          100.0%             05/06/2005
     217              2001 / 2004                           NAP                           65.5%             03/31/2005
     218              2003 - 2005                           NAP                          100.0%             06/03/2005
     219                  1975                              NAP                           97.5%             04/05/2005
     220                  2003                              NAP                           96.7%             05/18/2005
     221                  1979                              1999                          91.3%             03/01/2005
     222                  2000                              NAP                          100.0%             05/16/2005
     223                  1961                              2005                          78.7%             06/22/2005
     224                  1996                              NAP                          100.0%             01/27/2005
     225                  2000                              NAP                          100.0%             06/03/2005
     226                  1974                              2001                          89.5%             03/28/2005
     227                  1962                              2004                         100.0%             05/09/2005
     228                  1999                              NAP                          100.0%             01/31/2005
     229                  1976                              NAP                           99.1%             05/19/2005
     230                  2000                              NAP                          100.0%             03/01/2005
     231                  1949                              1996                         100.0%             02/15/2005
     232              1986 / 1989                           1990                          97.5%             03/03/2005
     233                  2004                              NAP                          100.0%             05/06/2005
     234                  1997                              NAP                           94.9%             03/30/2005
     235                  1999                              NAP                          100.0%             03/23/2005
     236              1998 - 2004                           NAP                           85.5%             05/13/2005
     237                  1993                              NAP                          100.0%             01/01/2005
     238                  1985                              NAP                           85.9%             06/01/2005
     239              1965 / 1967                           NAP                          100.0%             05/10/2005
     240                  2002                              NAP                          100.0%             07/01/2005
     241                  1998                              2000                          69.0%             04/25/2005
     242                  1975                              2004                         100.0%             05/03/2005
     243              2004 - 2005                           NAP                          100.0%             05/20/2005
     244                  2000                              NAP                          100.0%             07/01/2005
     245                  1976                              2002                          75.5%             04/11/2005
     246                  2000                              NAP                           88.8%             04/11/2005
     247                  1988                              NAP                           80.7%             01/11/2005
     248                  2001                              NAP                          100.0%             07/01/2005
     249                  1989                              NAP                           95.3%             04/25/2005
     250                  1978                              2000                         100.0%             05/06/2005
     251                  1990                          2002 - 2003                       82.3%             05/11/2005
     252                  1984                              2005                          97.3%             03/08/2005
     253                  2004                              NAP                          100.0%             04/15/2005
     254              1977 - 1992                           NAP                          100.0%             05/09/2005
     255                  1984                          2002 - 2003                       95.0%             05/26/2005
     256              1984 / 1986                           2003                         100.0%             05/23/2005
     257                  1987                              NAP                          100.0%             04/05/2005
     258                  1989                              NAP                           90.0%             01/11/2005
     259              1999 / 2003                           NAP                          100.0%             05/06/2005
     260                  2004                              NAP                          100.0%             05/13/2005
     261                  2004                              NAP                          100.0%             04/15/2005
     262                  1995                              NAP                          100.0%             06/10/2005
     263                  2003                              NAP                          100.0%             05/03/2005
     264                  1984                              NAP                          100.0%             05/01/2005
     265                  1998                              NAP                          100.0%             03/07/2005
     266              2003 / 2005                           NAP                           75.0%             04/11/2005
     267                  2005                              NAP                          100.0%             04/28/2005
                          2004                              NAP                          100.0%             07/01/2005
     268                  2004                              NAP                          100.0%             07/01/2005
     269                  2004                              NAP                          100.0%             07/01/2005
     270                  2004                              NAP                          100.0%             07/01/2005
     271                  2005                              NAP                          100.0%             07/01/2005
     272                  1989                              NAP                           92.0%             01/11/2005
     273                  1996                              NAP                           79.2%             03/31/2005
     274                  1999                              NAP                          100.0%             06/14/2005
     275                  2004                              NAP                          100.0%             12/03/2004
     276                  1999                              NAP                          100.0%             07/01/2005
     277                  1878                              NAP                          100.0%             05/19/2005

TOTALS AND
WEIGHTED
AVERAGES:




-----------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE                                                                   RELATED                                     ORIGINAL
   LOAN NO.    SECURITY TYPE(5)       LIEN POSITION                        BORROWER LIST                                   BALANCE
-----------------------------------------------------------------------------------------------------------------------------------

      1        Fee                        First                                 NAP                                    $85,000,000

      2        Fee                        First                                 NAP                                     $5,275,259
      3        Fee                        First                                 NAP                                     $5,049,782
      4        Fee                        First                                 NAP                                     $4,850,371
      5        Fee                        First                                 NAP                                     $4,656,174
      6        Fee                        First                                 NAP                                     $4,289,284
      7        Fee                        First                                 NAP                                     $3,792,713
      8        Fee                        First                                 NAP                                     $3,584,179
      9        Fee                        First                                 NAP                                     $1,666,317
      10       Fee                        First                                 NAP                                     $1,335,921
      11       Leasehold                  First                                 NAP                                    $34,000,000
      12       Fee                        First                                 NAP                                    $28,200,000
      13       Fee                        First                               13, 25                                   $27,540,000
      14       Fee                        First                                 NAP                                    $27,365,000
      15       Fee                        First                                 NAP                                    $27,000,000
      16       Fee                        First                                 NAP                                    $24,000,000
      17       Fee                        First                                 NAP                                    $22,500,000
      18       Fee                        First                               18, 19                                   $11,600,000
      19       Fee                        First                               18, 19                                   $10,400,000
      20       Fee / Leasehold            First                             20, 22, 147                                $20,250,000
      21       Fee                        First                                 NAP                                    $19,200,000
      22       Fee                        First                             20, 22, 147                                $19,200,000
      23       Fee                        First                                 NAP                                    $19,000,000
      24       Fee                        First                                 NAP                                    $19,000,000
      25       Fee                        First                               13, 25                                   $18,990,000
      26       Fee / Leasehold            First                            26, 244, 274                                $18,250,000
      27       Fee                        First                                 NAP                                    $17,500,000

      28       Fee                        First                                 NAP                                     $5,633,047
      29       Leasehold                  First                                 NAP                                     $5,557,940
      30       Fee                        First                                 NAP                                     $3,868,026
      31       Fee                        First                                 NAP                                     $2,215,665
      32       Fee                        First                                 NAP                                       $225,322
      33       Fee                        First                                 NAP                                    $17,000,000
      34       Fee                        First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222           $15,675,000
      35       Fee                        First                                 NAP                                    $15,000,000

      36       Fee                        First                                 NAP                                       $253,249
      37       Fee                        First                                 NAP                                       $245,961
      38       Fee                        First                                 NAP                                       $240,496
      39       Fee                        First                                 NAP                                       $233,208
      40       Fee                        First                                 NAP                                       $233,208
      41       Fee                        First                                 NAP                                       $229,564
      42       Fee                        First                                 NAP                                       $227,742
      43       Fee                        First                                 NAP                                       $220,454
      44       Fee                        First                                 NAP                                       $218,632
      45       Fee                        First                                 NAP                                       $213,167
      46       Fee                        First                                 NAP                                       $211,345
      47       Fee                        First                                 NAP                                       $209,523
      48       Fee                        First                                 NAP                                       $205,879
      49       Fee                        First                                 NAP                                       $205,879
      50       Fee                        First                                 NAP                                       $205,879
      51       Fee                        First                                 NAP                                       $204,057
      52       Fee                        First                                 NAP                                       $204,057
      53       Fee                        First                                 NAP                                       $204,057
      54       Fee                        First                                 NAP                                       $204,057
      55       Fee                        First                                 NAP                                       $204,057
      56       Fee                        First                                 NAP                                       $202,235
      57       Fee                        First                                 NAP                                       $202,235
      58       Fee                        First                                 NAP                                       $200,413
      59       Fee                        First                                 NAP                                       $200,413
      60       Fee                        First                                 NAP                                       $200,413
      61       Fee                        First                                 NAP                                       $198,591
      62       Fee                        First                                 NAP                                       $198,591
      63       Fee                        First                                 NAP                                       $196,769
      64       Fee                        First                                 NAP                                       $196,769
      65       Fee                        First                                 NAP                                       $194,947
      66       Fee                        First                                 NAP                                       $193,125
      67       Fee                        First                                 NAP                                       $193,125
      68       Fee                        First                                 NAP                                       $191,303
      69       Fee                        First                                 NAP                                       $187,659
      70       Fee                        First                                 NAP                                       $185,837
      71       Fee                        First                                 NAP                                       $185,837
      72       Fee                        First                                 NAP                                       $182,194
      73       Fee                        First                                 NAP                                       $182,194
      74       Fee                        First                                 NAP                                       $182,194
      75       Fee                        First                                 NAP                                       $182,194
      76       Fee                        First                                 NAP                                       $182,194
      77       Fee                        First                                 NAP                                       $180,372
      78       Fee                        First                                 NAP                                       $178,550
      79       Fee                        First                                 NAP                                       $174,906
      80       Fee                        First                                 NAP                                       $173,084
      81       Fee                        First                                 NAP                                       $171,262
      82       Fee                        First                                 NAP                                       $169,440
      83       Fee                        First                                 NAP                                       $167,618
      84       Fee                        First                                 NAP                                       $167,618
      85       Fee                        First                                 NAP                                       $165,796
      86       Fee                        First                                 NAP                                       $165,796
      87       Fee                        First                                 NAP                                       $165,796
      88       Fee                        First                                 NAP                                       $165,796
      89       Fee                        First                                 NAP                                       $165,796
      90       Fee                        First                                 NAP                                       $163,974
      91       Fee / Leasehold            First                                 NAP                                       $162,152
      92       Fee                        First                                 NAP                                       $162,152
      93       Fee                        First                                 NAP                                       $158,508
      94       Fee                        First                                 NAP                                       $158,508
      95       Fee                        First                                 NAP                                       $156,687
      96       Fee                        First                                 NAP                                       $154,865
      97       Fee                        First                                 NAP                                       $153,043
      98       Fee                        First                                 NAP                                       $151,221
      99       Fee                        First                                 NAP                                       $151,221
     100       Fee                        First                                 NAP                                       $149,399
     101       Fee                        First                                 NAP                                       $147,577
     102       Fee                        First                                 NAP                                       $147,577
     103       Fee                        First                                 NAP                                       $147,577
     104       Fee                        First                                 NAP                                       $147,577
     105       Fee                        First                                 NAP                                       $143,933
     106       Fee                        First                                 NAP                                       $143,933
     107       Fee                        First                                 NAP                                       $143,933
     108       Fee                        First                                 NAP                                       $143,933
     109       Fee                        First                                 NAP                                       $140,289
     110       Fee                        First                                 NAP                                       $133,001
     111       Fee / Leasehold            First                                 NAP                                       $131,179
     112       Fee                        First                                 NAP                                       $123,892
     113       Fee                        First                                 NAP                                       $122,070
     114       Fee                        First                                 NAP                                       $112,960
     115       Leasehold                  First                                 NAP                                        $96,563
     116       Leasehold                  First                                 NAP                                        $87,453
     117       Leasehold                  First                                 NAP                                        $85,631
     118       Leasehold                  First                                 NAP                                        $83,809
     119       Fee                        First                                 NAP                                        $78,343
     120       Leasehold                  First                                 NAP                                        $78,343
     121       Leasehold                  First                                 NAP                                        $67,412
     122       Fee / Leasehold            First                                 NAP                                        $60,124
     123       Leasehold                  First                                 NAP                                        $45,548
     124       Fee / Leasehold            First                                 NAP                                        $36,439
     125       Fee / Leasehold            First                                 NAP                                         $3,644
     126       Fee                        First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222           $11,125,000
     127       Fee                        First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222            $3,610,000
     128       Fee                        First                                 NAP                                    $14,650,000
     129       Leasehold                  First                                 NAP                                    $13,300,000
     130       Leasehold                  First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222           $13,127,500
     131       Fee                        First                                 NAP                                    $12,880,000
     132       Fee                        First                                 NAP                                    $12,650,000
     133       Fee                        First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222           $12,050,000
     134       Fee                        First                                 NAP                                    $12,000,000
     135       Fee                        First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222            $3,933,000
     136       Fee                        First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222            $2,920,000
     137       Fee                        First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222            $2,775,000
     138       Fee                        First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222            $2,337,500
     139       Fee                        First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222           $11,640,000
     140       Fee                        First                                 NAP                                    $11,500,000
     141       Fee                        First                                 NAP                                    $11,500,000
     142       Fee                        First                                 NAP                                    $11,400,000
     143       Fee                        First                         143, 153, 177, 234                             $11,250,000
     144       Fee                        First                         144, 165, 212, 213                             $11,200,000
     145       Leasehold                  First                                 NAP                                    $11,000,000
     146       Fee                        First                                 NAP                                    $10,800,000
     147       Fee                        First                             20, 22, 147                                $10,500,000
     148       Fee                        First                              148, 156                                  $10,400,000
     149       Fee                        First                                 NAP                                    $10,000,000
     150       Fee                        First                                 NAP                                    $10,000,000
     151       Fee                        First                                 NAP                                     $9,500,000
     152       Fee                        First                                 NAP                                     $9,400,000
     153       Fee                        First                         143, 153, 177, 234                              $9,300,000
     154       Fee                        First                                 NAP                                     $9,000,000
     155       Fee                        First                                 NAP                                     $8,500,000
     156       Fee                        First                              148, 156                                   $8,350,000
     157       Fee                        First                                 NAP                                     $8,000,000
     158       Fee                        First                                 NAP                                     $8,000,000
     159       Fee                        First                                 NAP                                     $8,000,000
     160       Fee                        First                                 NAP                                     $7,500,000
     161       Fee                        First                                 NAP                                     $7,000,000
     162       Fee                        First                                 NAP                                     $7,000,000
     163       Fee                        First                                 NAP                                     $7,000,000
     164       Fee                        First                                 NAP                                     $6,900,000
     165       Fee                        First                         144, 165, 212, 213                              $6,600,000
     166       Fee                        First                                 NAP                                     $6,575,000
     167       Fee                        First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222            $6,425,000
     168       Fee                        First                                 NAP                                     $6,275,000
     169       Fee                        First                                 NAP                                     $6,050,000
     170       Fee                        First                                 NAP                                     $6,000,000
     171       Fee / Leasehold            First                                 NAP                                     $6,000,000
     172       Fee                        First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222            $5,750,000
     173       Fee                        First                                 NAP                                     $5,725,000
     174       Fee                        First                         174, 179, 181, 218                              $5,700,000
     175       Fee                        First                                 NAP                                     $5,500,000
     176       Fee                        First                                 NAP                                     $5,500,000
     177       Fee                        First                         143, 153, 177, 234                              $5,500,000
     178       Fee                        First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222            $5,265,000
     179       Fee                        First                         174, 179, 181, 218                              $5,250,000
     180       Fee                        First                                 NAP                                     $5,200,000
     181       Fee                        First                         174, 179, 181, 218                              $5,062,500

     182       Fee                        First                         182 -190, 192 - 201                               $647,000
     183       Fee                        First                         182 -190, 192 - 201                               $606,000
     184       Fee                        First                         182 -190, 192 - 201                               $583,000
     185       Fee                        First                         182 -190, 192 - 201                               $564,000
     186       Fee                        First                         182 -190, 192 - 201                               $543,000
     187       Fee                        First                         182 -190, 192 - 201                               $525,000
     188       Fee                        First                         182 -190, 192 - 201                               $525,000
     189       Fee                        First                         182 -190, 192 - 201                               $487,000
     190       Fee                        First                         182 -190, 192 - 201                               $449,000
     191       Fee                        First                            191, 203, 215                                $4,928,000

     192       Fee                        First                         182 -190, 192 - 201                               $626,000
     193       Fee                        First                         182 -190, 192 - 201                               $555,000
     194       Fee                        First                         182 -190, 192 - 201                               $555,000
     195       Fee                        First                         182 -190, 192 - 201                               $529,000
     196       Fee                        First                         182 -190, 192 - 201                               $503,000
     197       Fee                        First                         182 -190, 192 - 201                               $445,000
     198       Fee                        First                         182 -190, 192 - 201                               $431,000
     199       Fee                        First                         182 -190, 192 - 201                               $413,000
     200       Fee                        First                         182 -190, 192 - 201                               $368,000
     201       Fee                        First                         182 -190, 192 - 201                               $320,000
     202       Fee                        First                                 NAP                                     $4,750,000
     203       Fee                        First                            191, 203, 215                                $4,520,000
     204       Fee                        First                                 NAP                                     $4,500,000
     205       Fee                        First                                 NAP                                     $4,500,000
     206       Fee                        First                                 NAP                                     $4,500,000

     207       Fee                        First                                 NAP                                     $2,365,000
     208       Fee                        First                                 NAP                                     $1,800,000
     209       Fee                        First                                 NAP                                     $4,100,000
     210       Fee                        First                                 NAP                                     $4,000,000
     211       Fee                        First                                 NAP                                     $4,000,000
     212       Fee                        First                         144, 165, 212, 213                              $3,947,250
     213       Fee                        First                         144, 165, 212, 213                              $3,820,000
     214       Fee                        First                              214, 237                                   $3,800,000
     215       Fee                        First                            191, 203, 215                                $3,700,000
     216       Fee                        First                                 NAP                                     $3,680,000
     217       Fee                        First                                 NAP                                     $3,660,000
     218       Fee                        First                         174, 179, 181, 218                              $3,600,000
     219       Fee                        First                                 NAP                                     $3,500,000
     220       Fee                        First                                 NAP                                     $3,452,000
     221       Fee                        First                                 NAP                                     $3,350,000
     222       Fee                        First        34, 126, 127, 130, 133, 135 - 139, 167, 172, 178, 222            $3,217,500
     223       Fee                        First                                 NAP                                     $3,175,000
     224       Fee                        First                                 NAP                                     $3,150,000
     225       Fee                        First                              225, 235                                   $3,125,000
     226       Fee                        First                                 NAP                                     $3,100,000
     227       Fee                        First                                 NAP                                     $3,100,000
     228       Fee                        First                                 NAP                                     $3,050,000
     229       Fee                        First                                 NAP                                     $3,000,000
     230       Fee                        First                                 NAP                                     $3,000,000
     231       Fee                        First                                 NAP                                     $3,000,000
     232       Fee                        First                                 NAP                                     $2,900,000
     233       Fee                        First                              233, 259                                   $2,850,000
     234       Fee                        First                         143, 153, 177, 234                              $2,800,000
     235       Fee                        First                              225, 235                                   $2,735,000
     236       Fee                        First                                 NAP                                     $2,700,000
     237       Fee                        First                              214, 237                                   $2,700,000
     238       Fee                        First                                 NAP                                     $2,600,000
     239       Fee                        First                                 NAP                                     $2,600,000
     240       Fee                        First                                 NAP                                     $2,600,000
     241       Fee                        First                                 NAP                                     $2,555,000
     242       Fee                        First                                 NAP                                     $2,500,000
     243       Fee                        First                                 NAP                                     $2,500,000
     244       Fee                        First                            26, 244, 274                                 $2,450,000
     245       Fee                        First                                 NAP                                     $2,350,000
     246       Fee                        First                                 NAP                                     $2,250,000
     247       Fee                        First                         247, 257, 258, 272                              $2,150,000
     248       Fee                        First                                 NAP                                     $2,070,000
     249       Leasehold                  First                                 NAP                                     $2,000,000
     250       Fee                        First                                 NAP                                     $2,000,000
     251       Fee                        First                                 NAP                                     $2,000,000
     252       Fee                        First                                 NAP                                     $1,950,000
     253       Fee                        First                                 NAP                                     $1,925,000
     254       Fee                        First                                 NAP                                     $1,920,000
     255       Fee                        First                                 NAP                                     $1,750,000
     256       Fee                        First                                 NAP                                     $1,700,000
     257       Fee                        First                         247, 257, 258, 272                              $1,700,000
     258       Fee                        First                         247, 257, 258, 272                              $1,650,000
     259       Fee                        First                              233, 259                                   $1,645,000
     260       Fee                        First                                 NAP                                     $1,600,000
     261       Fee                        First                                 NAP                                     $1,500,000
     262       Fee                        First                                 NAP                                     $1,480,000
     263       Fee                        First                                 NAP                                     $1,430,000
     264       Fee                        First                                 NAP                                     $1,410,000
     265       Fee                        First                                 NAP                                     $1,400,000
     266       Fee                        First                                 NAP                                     $1,400,000
     267       Fee                        First                                 NAP                                     $1,330,000
               Fee                        First                                 NAP                                       $464,690
     268       Fee                        First                                 NAP                                       $464,690
     269       Fee                        First                                 NAP                                       $442,860
     270       Fee                        First                                 NAP                                       $417,450
     271       Fee                        First                                 NAP                                     $1,300,000
     272       Fee                        First                         247, 257, 258, 272                              $1,300,000
     273       Fee                        First                                 NAP                                     $1,200,000
     274       Fee                        First                            26, 244, 274                                 $1,200,000
     275       Fee                        First                                 NAP                                     $1,200,000
     276       Fee                        First                                 NAP                                     $1,070,000
     277       Fee                        First                                 NAP                                       $850,000

TOTALS AND
WEIGHTED
AVERAGES:                                                                                                           $1,229,654,250




--------------------------------------------------------------------------------------------------------------------
   MORTGAGE          CUT-OFF DATE       CUT-OFF DATE BALANCE                     FIRST PAYMENT      FIRST PAYMENT
   LOAN NO.             BALANCE(6)            PER UNIT OR SF     NOTE DATE         DATE (P&I)         DATE (IO)
--------------------------------------------------------------------------------------------------------------------

      1               $85,000,000                       $182    04/07/2005            NAP            05/08/2005

      2                $5,275,259                        $62    06/10/2005            NAP            08/01/2005
      3                $5,049,782                        $62    06/10/2005            NAP            08/01/2005
      4                $4,850,371                        $62    06/10/2005            NAP            08/01/2005
      5                $4,656,174                        $62    06/10/2005            NAP            08/01/2005
      6                $4,289,284                        $62    06/10/2005            NAP            08/01/2005
      7                $3,792,713                        $62    06/10/2005            NAP            08/01/2005
      8                $3,584,179                        $62    06/10/2005            NAP            08/01/2005
      9                $1,666,317                        $62    06/10/2005            NAP            08/01/2005
      10               $1,335,921                        $62    06/10/2005            NAP            08/01/2005
      11              $34,000,000                       $114    07/06/2005            NAP            08/07/2005
      12              $28,200,000                       $230    01/27/2005         03/01/2010        03/01/2005
      13              $27,540,000                   $107,160    04/29/2005         06/01/2007        06/01/2005
      14              $27,365,000                       $102    03/09/2005            NAP            05/01/2005
      15              $27,000,000                       $198    06/16/2005         08/01/2010        08/01/2005
      16              $24,000,000                    $41,667    02/03/2005            NAP            03/05/2005
      17              $22,359,674                        $82    03/17/2005         05/01/2005            NAP
      18              $11,600,000                        $76    06/21/2005         08/01/2007        08/01/2005
      19              $10,400,000                        $76    06/21/2005         08/01/2007        08/01/2005
      20              $20,250,000                       $240    05/06/2005            NAP            07/01/2005
      21              $19,200,000                        $39    06/16/2005         08/01/2007        08/01/2005
      22              $19,200,000                       $244    07/01/2005            NAP            08/01/2005
      23              $19,000,000                     $1,628    04/08/2005            NAP            06/01/2005
      24              $19,000,000                    $65,744    06/20/2005         08/01/2005            NAP
      25              $18,990,000                    $83,289    04/29/2005         06/01/2007        06/01/2005
      26              $18,174,362                       $148    02/24/2005         04/01/2005            NAP
      27              $17,500,000                       $142    05/19/2005         07/05/2009        07/05/2005

      28               $5,621,226                        $74    05/06/2005         07/01/2005            NAP
      29               $5,546,277                        $74    05/06/2005         07/01/2005            NAP
      30               $3,859,909                        $74    05/06/2005         07/01/2005            NAP
      31               $2,211,016                        $74    05/06/2005         07/01/2005            NAP
      32                 $224,849                        $74    05/06/2005         07/01/2005            NAP
      33              $17,000,000                       $124    06/14/2005         08/01/2005            NAP
      34              $15,675,000                       $215    06/09/2005            NAP            08/01/2005
      35              $15,000,000                    $81,081    04/14/2005         06/01/2010        06/01/2005

      36                 $251,928                       $111    02/28/2005         04/01/2005            NAP
      37                 $244,679                       $111    02/28/2005         04/01/2005            NAP
      38                 $239,241                       $111    02/28/2005         04/01/2005            NAP
      39                 $231,992                       $111    02/28/2005         04/01/2005            NAP
      40                 $231,992                       $111    02/28/2005         04/01/2005            NAP
      41                 $228,367                       $111    02/28/2005         04/01/2005            NAP
      42                 $226,554                       $111    02/28/2005         04/01/2005            NAP
      43                 $219,305                       $111    02/28/2005         04/01/2005            NAP
      44                 $217,492                       $111    02/28/2005         04/01/2005            NAP
      45                 $212,055                       $111    02/28/2005         04/01/2005            NAP
      46                 $210,242                       $111    02/28/2005         04/01/2005            NAP
      47                 $208,430                       $111    02/28/2005         04/01/2005            NAP
      48                 $204,805                       $111    02/28/2005         04/01/2005            NAP
      49                 $204,805                       $111    02/28/2005         04/01/2005            NAP
      50                 $204,805                       $111    02/28/2005         04/01/2005            NAP
      51                 $202,993                       $111    02/28/2005         04/01/2005            NAP
      52                 $202,993                       $111    02/28/2005         04/01/2005            NAP
      53                 $202,993                       $111    02/28/2005         04/01/2005            NAP
      54                 $202,993                       $111    02/28/2005         04/01/2005            NAP
      55                 $202,993                       $111    02/28/2005         04/01/2005            NAP
      56                 $201,180                       $111    02/28/2005         04/01/2005            NAP
      57                 $201,180                       $111    02/28/2005         04/01/2005            NAP
      58                 $199,368                       $111    02/28/2005         04/01/2005            NAP
      59                 $199,368                       $111    02/28/2005         04/01/2005            NAP
      60                 $199,368                       $111    02/28/2005         04/01/2005            NAP
      61                 $197,555                       $111    02/28/2005         04/01/2005            NAP
      62                 $197,555                       $111    02/28/2005         04/01/2005            NAP
      63                 $195,743                       $111    02/28/2005         04/01/2005            NAP
      64                 $195,743                       $111    02/28/2005         04/01/2005            NAP
      65                 $193,930                       $111    02/28/2005         04/01/2005            NAP
      66                 $192,118                       $111    02/28/2005         04/01/2005            NAP
      67                 $192,118                       $111    02/28/2005         04/01/2005            NAP
      68                 $190,306                       $111    02/28/2005         04/01/2005            NAP
      69                 $186,681                       $111    02/28/2005         04/01/2005            NAP
      70                 $184,868                       $111    02/28/2005         04/01/2005            NAP
      71                 $184,868                       $111    02/28/2005         04/01/2005            NAP
      72                 $181,243                       $111    02/28/2005         04/01/2005            NAP
      73                 $181,243                       $111    02/28/2005         04/01/2005            NAP
      74                 $181,243                       $111    02/28/2005         04/01/2005            NAP
      75                 $181,243                       $111    02/28/2005         04/01/2005            NAP
      76                 $181,243                       $111    02/28/2005         04/01/2005            NAP
      77                 $179,431                       $111    02/28/2005         04/01/2005            NAP
      78                 $177,619                       $111    02/28/2005         04/01/2005            NAP
      79                 $173,994                       $111    02/28/2005         04/01/2005            NAP
      80                 $172,181                       $111    02/28/2005         04/01/2005            NAP
      81                 $170,369                       $111    02/28/2005         04/01/2005            NAP
      82                 $168,556                       $111    02/28/2005         04/01/2005            NAP
      83                 $166,744                       $111    02/28/2005         04/01/2005            NAP
      84                 $166,744                       $111    02/28/2005         04/01/2005            NAP
      85                 $164,932                       $111    02/28/2005         04/01/2005            NAP
      86                 $164,932                       $111    02/28/2005         04/01/2005            NAP
      87                 $164,932                       $111    02/28/2005         04/01/2005            NAP
      88                 $164,932                       $111    02/28/2005         04/01/2005            NAP
      89                 $164,932                       $111    02/28/2005         04/01/2005            NAP
      90                 $163,119                       $111    02/28/2005         04/01/2005            NAP
      91                 $161,307                       $111    02/28/2005         04/01/2005            NAP
      92                 $161,307                       $111    02/28/2005         04/01/2005            NAP
      93                 $157,682                       $111    02/28/2005         04/01/2005            NAP
      94                 $157,682                       $111    02/28/2005         04/01/2005            NAP
      95                 $155,869                       $111    02/28/2005         04/01/2005            NAP
      96                 $154,057                       $111    02/28/2005         04/01/2005            NAP
      97                 $152,244                       $111    02/28/2005         04/01/2005            NAP
      98                 $150,432                       $111    02/28/2005         04/01/2005            NAP
      99                 $150,432                       $111    02/28/2005         04/01/2005            NAP
     100                 $148,620                       $111    02/28/2005         04/01/2005            NAP
     101                 $146,807                       $111    02/28/2005         04/01/2005            NAP
     102                 $146,807                       $111    02/28/2005         04/01/2005            NAP
     103                 $146,807                       $111    02/28/2005         04/01/2005            NAP
     104                 $146,807                       $111    02/28/2005         04/01/2005            NAP
     105                 $143,182                       $111    02/28/2005         04/01/2005            NAP
     106                 $143,182                       $111    02/28/2005         04/01/2005            NAP
     107                 $143,182                       $111    02/28/2005         04/01/2005            NAP
     108                 $143,182                       $111    02/28/2005         04/01/2005            NAP
     109                 $139,557                       $111    02/28/2005         04/01/2005            NAP
     110                 $132,308                       $111    02/28/2005         04/01/2005            NAP
     111                 $130,495                       $111    02/28/2005         04/01/2005            NAP
     112                 $123,246                       $111    02/28/2005         04/01/2005            NAP
     113                 $121,433                       $111    02/28/2005         04/01/2005            NAP
     114                 $112,371                       $111    02/28/2005         04/01/2005            NAP
     115                  $96,059                       $111    02/28/2005         04/01/2005            NAP
     116                  $86,997                       $111    02/28/2005         04/01/2005            NAP
     117                  $85,184                       $111    02/28/2005         04/01/2005            NAP
     118                  $83,372                       $111    02/28/2005         04/01/2005            NAP
     119                  $77,935                       $111    02/28/2005         04/01/2005            NAP
     120                  $77,935                       $111    02/28/2005         04/01/2005            NAP
     121                  $67,060                       $111    02/28/2005         04/01/2005            NAP
     122                  $59,810                       $111    02/28/2005         04/01/2005            NAP
     123                  $45,311                       $111    02/28/2005         04/01/2005            NAP
     124                  $36,249                       $111    02/28/2005         04/01/2005            NAP
     125                   $3,625                       $111    02/28/2005         04/01/2005            NAP
     126              $11,125,000                        $40    03/17/2005            NAP            05/01/2005
     127               $3,610,000                        $40    03/17/2005            NAP            05/01/2005
     128              $14,650,000                        $65    06/20/2005         08/01/2005            NAP
     129              $13,285,982                   $166,075    06/01/2005         07/01/2005            NAP
     130              $13,127,500                       $125    06/09/2005            NAP            08/01/2005
     131              $12,880,000                    $45,035    06/30/2005         08/01/2010        08/01/2005
     132              $12,650,000                       $128    06/14/2005         08/01/2010        08/01/2005
     133              $12,050,000                        $68    03/14/2005            NAP            05/01/2005
     134              $11,973,784                       $131    04/13/2005         06/01/2005            NAP
     135               $3,933,000                        $47    02/24/2005            NAP            04/01/2005
     136               $2,920,000                        $47    08/04/2004            NAP            10/01/2004
     137               $2,775,000                        $47    11/01/2004            NAP            12/01/2004
     138               $2,337,500                        $47    12/02/2004            NAP            02/01/2005
     139              $11,640,000                       $127    03/14/2005            NAP            05/01/2005
     140              $11,500,000                       $202    06/01/2005         07/01/2007        07/01/2005
     141              $11,457,226                        $88    05/16/2005         07/01/2005            NAP
     142              $11,400,000                        $67    06/09/2005         08/01/2005            NAP
     143              $11,250,000                       $131    06/09/2005         08/01/2010        08/01/2005
     144              $11,183,813                    $48,415    05/12/2005         07/01/2005            NAP
     145              $10,988,667                        $92    05/26/2005         07/01/2005            NAP
     146              $10,680,192                        $59    03/16/2005         05/01/2005            NAP
     147              $10,500,000                       $124    02/04/2005            NAP            04/01/2005
     148              $10,400,000                    $15,902    06/01/2005         07/01/2015        07/01/2005
     149               $9,979,395                       $162    04/21/2005         06/01/2005            NAP
     150               $9,963,803                        $39    03/10/2005         05/01/2005            NAP
     151               $9,487,950                   $112,952    05/10/2005         07/01/2005            NAP
     152               $9,389,731                        $92    05/19/2005         07/01/2005            NAP
     153               $9,300,000                       $195    03/31/2005         05/01/2010        05/01/2005
     154               $9,000,000                    $46,392    04/28/2005         06/08/2010        06/08/2005
     155               $8,489,916                    $58,150    05/31/2005         07/01/2005            NAP
     156               $8,350,000                    $22,267    06/01/2005         07/01/2015        07/01/2005
     157               $8,000,000                       $134    05/23/2005         07/01/2008        07/01/2005
     158               $8,000,000                        $94    06/13/2005         08/01/2008        08/01/2005
     159               $8,000,000                        $30    07/01/2005         08/01/2005            NAP
     160               $7,500,000                    $57,252    07/01/2005         08/01/2005            NAP
     161               $7,000,000                        $59    04/29/2005         06/01/2006        06/01/2005
     162               $6,988,362                       $133    05/23/2005         07/01/2005            NAP
     163               $6,979,352                       $177    03/29/2005         05/01/2005            NAP
     164               $6,884,894                       $204    04/15/2005         06/01/2005            NAP
     165               $6,590,461                    $40,682    05/12/2005         07/01/2005            NAP
     166               $6,575,000                        $35    05/26/2005         08/01/2005            NAP
     167               $6,425,000                       $110    03/14/2005            NAP            05/01/2005
     168               $6,268,424                       $115    05/20/2005         07/01/2005            NAP
     169               $6,036,880                    $27,071    04/15/2005         06/01/2005            NAP
     170               $6,000,000                       $188    06/15/2005         08/01/2005            NAP
     171               $5,948,177                        $59    02/09/2005         04/01/2005            NAP
     172               $5,737,419                       $109    04/21/2005         06/01/2005            NAP
     173               $5,708,458                       $107    04/13/2005         06/01/2005            NAP
     174               $5,700,000                       $106    06/02/2005         08/01/2006        08/01/2005
     175               $5,500,000                        $55    06/09/2005         08/01/2005            NAP
     176               $5,491,342                       $130    05/27/2005         07/01/2005            NAP
     177               $5,489,147                       $226    04/29/2005         06/01/2005            NAP
     178               $5,265,000                       $131    03/14/2005            NAP            05/01/2005
     179               $5,250,000                       $118    06/02/2005         08/01/2006        08/01/2005
     180               $5,200,000                        $69    05/31/2005         08/01/2005            NAP
     181               $5,062,500                       $122    06/02/2005         08/01/2007        08/01/2005

     182                 $647,000                       $186    10/01/2004         11/01/2006        11/01/2004
     183                 $606,000                       $186    10/01/2004         11/01/2006        11/01/2004
     184                 $583,000                       $186    10/01/2004         11/01/2006        11/01/2004
     185                 $564,000                       $186    10/01/2004         11/01/2006        11/01/2004
     186                 $543,000                       $186    10/01/2004         11/01/2006        11/01/2004
     187                 $525,000                       $186    10/01/2004         11/01/2006        11/01/2004
     188                 $525,000                       $186    10/01/2004         11/01/2006        11/01/2004
     189                 $487,000                       $186    10/01/2004         11/01/2006        11/01/2004
     190                 $449,000                       $186    10/01/2004         11/01/2006        11/01/2004
     191               $4,922,865                        $77    05/18/2005         07/01/2005            NAP

     192                 $626,000                       $159    10/01/2004         11/01/2006        11/01/2004
     193                 $555,000                       $159    10/01/2004         11/01/2006        11/01/2004
     194                 $555,000                       $159    10/01/2004         11/01/2006        11/01/2004
     195                 $529,000                       $159    10/01/2004         11/01/2006        11/01/2004
     196                 $503,000                       $159    10/01/2004         11/01/2006        11/01/2004
     197                 $445,000                       $159    10/01/2004         11/01/2006        11/01/2004
     198                 $431,000                       $159    10/01/2004         11/01/2006        11/01/2004
     199                 $413,000                       $159    10/01/2004         11/01/2006        11/01/2004
     200                 $368,000                       $159    10/01/2004         11/01/2006        11/01/2004
     201                 $320,000                       $159    10/01/2004         11/01/2006        11/01/2004
     202               $4,744,917                       $121    05/13/2005         07/01/2005            NAP
     203               $4,511,284                        $88    04/27/2005         06/01/2005            NAP
     204               $4,500,000                       $237    06/09/2005         08/01/2005            NAP
     205               $4,495,416                       $125    05/25/2005         07/01/2005            NAP
     206               $4,495,364                       $233    05/20/2005         07/01/2005            NAP

     207               $2,365,000                        $69    05/05/2005            NAP            07/01/2005
     208               $1,800,000                        $69    05/05/2005            NAP            07/01/2005
     209               $4,088,210                        $60    04/07/2005         06/01/2005            NAP
     210               $4,000,000                    $18,519    04/13/2005         05/01/2006        06/01/2005
     211               $3,993,694                        $49    05/09/2005         07/01/2005            NAP
     212               $3,941,545                    $31,787    05/12/2005         07/01/2005            NAP
     213               $3,814,479                    $19,971    05/12/2005         07/01/2005            NAP
     214               $3,784,658                        $40    03/01/2005         04/01/2005            NAP
     215               $3,696,130                        $76    05/23/2005         07/01/2005            NAP
     216               $3,680,000                        $63    05/10/2005         06/01/2008        07/01/2005
     217               $3,604,874                        $20    07/26/2004         09/01/2004            NAP
     218               $3,600,000                       $108    06/02/2005         08/01/2006        08/01/2005
     219               $3,500,000                        $50    05/25/2005         08/01/2005            NAP
     220               $3,446,903                        $94    05/24/2005         07/01/2005            NAP
     221               $3,346,333                        $56    05/20/2005         07/01/2005            NAP
     222               $3,217,500                       $197    05/16/2005            NAP            07/01/2005
     223               $3,175,000                       $190    06/27/2005         08/01/2005            NAP
     224               $3,143,544                       $112    04/19/2005         06/01/2005            NAP
     225               $3,125,000                       $226    06/20/2005         08/01/2005            NAP
     226               $3,090,531                    $20,332    04/14/2005         06/01/2005            NAP
     227               $3,088,991                       $122    05/13/2005         07/03/2005            NAP
     228               $3,036,658                       $238    03/03/2005         05/01/2005            NAP
     229               $2,996,698                    $27,243    05/19/2005         07/01/2005            NAP
     230               $2,994,253                        $91    04/15/2005         06/01/2005            NAP
     231               $2,993,779                        $49    05/03/2005         07/01/2005            NAP
     232               $2,893,257                    $54,590    05/09/2005         07/01/2005            NAP
     233               $2,839,904                       $296    04/06/2005         07/01/2005            NAP
     234               $2,800,000                       $111    06/02/2005         08/01/2008        08/01/2005
     235               $2,730,710                       $250    05/23/2005         07/01/2005            NAP
     236               $2,700,000                        $30    06/02/2005         08/01/2005            NAP
     237               $2,673,665                        $37    01/25/2005         03/01/2005            NAP
     238               $2,597,092                       $113    05/02/2005         07/01/2005            NAP
     239               $2,596,178                        $45    05/10/2005         07/01/2005            NAP
     240               $2,594,928                       $238    04/20/2005         06/01/2005            NAP
     241               $2,552,353                        $25    05/11/2005         07/01/2005            NAP
     242               $2,500,000                        $93    05/26/2005         08/01/2005            NAP
     243               $2,494,388                       $161    05/24/2005         07/01/2005            NAP
     244               $2,442,893                       $134    03/24/2005         05/01/2005            NAP
     245               $2,343,139                        $23    04/18/2005         06/01/2005            NAP
     246               $2,245,661                       $154    04/07/2005         06/01/2005            NAP
     247               $2,140,365                    $18,775    02/09/2005         04/01/2005            NAP
     248               $2,057,801                       $189    01/27/2005         03/01/2005            NAP
     249               $2,000,000                        $39    06/08/2005         08/01/2005            NAP
     250               $1,997,920                        $90    05/06/2005         07/01/2005            NAP
     251               $1,997,844                        $27    05/11/2005         07/01/2005            NAP
     252               $1,950,000                        $80    04/22/2005         07/01/2007        07/01/2005
     253               $1,923,009                       $118    04/15/2005         07/01/2005            NAP
     254               $1,918,078                    $41,697    05/09/2005         07/01/2005            NAP
     255               $1,750,000                    $14,583    06/01/2005         08/01/2005            NAP
     256               $1,700,000                    $70,833    05/23/2005         07/01/2006        07/01/2005
     257               $1,692,382                    $14,342    02/09/2005         04/01/2005            NAP
     258               $1,642,606                    $16,426    02/09/2005         04/01/2005            NAP
     259               $1,640,214                       $210    04/06/2005         07/01/2005            NAP
     260               $1,598,373                       $195    05/16/2005         07/01/2005            NAP
     261               $1,493,595                       $237    04/18/2005         06/01/2005            NAP
     262               $1,480,000                    $36,098    06/10/2005         08/01/2005            NAP
     263               $1,428,521                       $260    05/09/2005         07/01/2005            NAP
     264               $1,408,427                        $49    05/03/2005         07/01/2005            NAP
     265               $1,398,485                        $29    05/09/2005         07/01/2005            NAP
     266               $1,382,473                        $66    04/13/2005         06/01/2005            NAP
     267               $1,328,619                       $198    04/15/2005         07/01/2005            NAP
                         $464,690                        $52    06/15/2005         08/01/2005            NAP
     268                 $464,690                        $52    06/15/2005         08/01/2005            NAP
     269                 $442,860                        $52    06/15/2005         08/01/2005            NAP
     270                 $417,450                        $52    06/15/2005         08/01/2005            NAP
     271               $1,300,000                        $89    05/27/2005         08/01/2005            NAP
     272               $1,294,174                    $17,256    02/09/2005         04/01/2005            NAP
     273               $1,200,000                        $19    05/19/2005         08/01/2005            NAP
     274               $1,196,519                       $126    03/24/2005         05/01/2005            NAP
     275               $1,192,422                       $105    11/18/2004         02/01/2005            NAP
     276               $1,062,981                        $78    03/11/2005         05/01/2005            NAP
     277                 $849,186                    $33,967    05/19/2005         07/01/2005            NAP

TOTALS AND
WEIGHTED
AVERAGES:          $1,228,438,747




-------------------------------------------------------------------------------------------------------------------------
   MORTGAGE                          GRACE                      LOCKBOX             LOCKBOX             ORIGINAL TERM
   LOAN NO.      MATURITY DATE     PERIOD(7)     ARD LOAN        STATUS               TYPE               TO MATURITY
-------------------------------------------------------------------------------------------------------------------------

      1            04/08/2015          0            No          In-Place              Hard                   120

      2            07/01/2015          5            No            NAP                 NAP                    120
      3            07/01/2015          5            No            NAP                 NAP                    120
      4            07/01/2015          5            No            NAP                 NAP                    120
      5            07/01/2015          5            No            NAP                 NAP                    120
      6            07/01/2015          5            No            NAP                 NAP                    120
      7            07/01/2015          5            No            NAP                 NAP                    120
      8            07/01/2015          5            No            NAP                 NAP                    120
      9            07/01/2015          5            No            NAP                 NAP                    120
      10           07/01/2015          5            No            NAP                 NAP                    120
      11           07/07/2015          0            No          In-Place              Hard                   120
      12           02/01/2015          0            No         Springing              Hard                   120
      13           05/01/2015          5            No          In-Place              Hard                   120
      14           04/01/2015          0            No          In-Place              Hard                   120
      15           07/01/2015          0            No            NAP                 NAP                    120
      16           02/05/2012          0            No            NAP                 NAP                    84
      17           10/01/2011          5            Yes         In-Place              Hard                   78
      18           07/01/2015          0            No            NAP                 NAP                    120
      19           07/01/2015          0            No            NAP                 NAP                    120
      20           06/01/2015          5            No            NAP                 NAP                    120
      21           07/01/2015          0            No            NAP                 NAP                    120
      22           05/01/2015          5            No            NAP                 NAP                    118
      23           05/01/2015          0            No            NAP                 NAP                    120
      24           07/01/2015          5            No            NAP                 NAP                    120
      25           05/01/2015          5            No          In-Place              Hard                   120
      26           03/01/2020          5            No            NAP                 NAP                    180
      27           06/05/2015          0            No            NAP                 NAP                    120

      28           06/01/2025          5            No         Springing              Hard                   240
      29           06/01/2025          5            No         Springing              Hard                   240
      30           06/01/2025          5            No         Springing              Hard                   240
      31           06/01/2025          5            No         Springing              Hard                   240
      32           06/01/2025          5            No         Springing              Hard                   240
      33           07/01/2020          5            No            NAP                 NAP                    180
      34           07/01/2010          0            No            NAP                 NAP                    60
      35           05/01/2015          5            No            NAP                 NAP                    120

      36           03/01/2015          5            No          In-Place              Hard                   120
      37           03/01/2015          5            No          In-Place              Hard                   120
      38           03/01/2015          5            No          In-Place              Hard                   120
      39           03/01/2015          5            No          In-Place              Hard                   120
      40           03/01/2015          5            No          In-Place              Hard                   120
      41           03/01/2015          5            No          In-Place              Hard                   120
      42           03/01/2015          5            No          In-Place              Hard                   120
      43           03/01/2015          5            No          In-Place              Hard                   120
      44           03/01/2015          5            No          In-Place              Hard                   120
      45           03/01/2015          5            No          In-Place              Hard                   120
      46           03/01/2015          5            No          In-Place              Hard                   120
      47           03/01/2015          5            No          In-Place              Hard                   120
      48           03/01/2015          5            No          In-Place              Hard                   120
      49           03/01/2015          5            No          In-Place              Hard                   120
      50           03/01/2015          5            No          In-Place              Hard                   120
      51           03/01/2015          5            No          In-Place              Hard                   120
      52           03/01/2015          5            No          In-Place              Hard                   120
      53           03/01/2015          5            No          In-Place              Hard                   120
      54           03/01/2015          5            No          In-Place              Hard                   120
      55           03/01/2015          5            No          In-Place              Hard                   120
      56           03/01/2015          5            No          In-Place              Hard                   120
      57           03/01/2015          5            No          In-Place              Hard                   120
      58           03/01/2015          5            No          In-Place              Hard                   120
      59           03/01/2015          5            No          In-Place              Hard                   120
      60           03/01/2015          5            No          In-Place              Hard                   120
      61           03/01/2015          5            No          In-Place              Hard                   120
      62           03/01/2015          5            No          In-Place              Hard                   120
      63           03/01/2015          5            No          In-Place              Hard                   120
      64           03/01/2015          5            No          In-Place              Hard                   120
      65           03/01/2015          5            No          In-Place              Hard                   120
      66           03/01/2015          5            No          In-Place              Hard                   120
      67           03/01/2015          5            No          In-Place              Hard                   120
      68           03/01/2015          5            No          In-Place              Hard                   120
      69           03/01/2015          5            No          In-Place              Hard                   120
      70           03/01/2015          5            No          In-Place              Hard                   120
      71           03/01/2015          5            No          In-Place              Hard                   120
      72           03/01/2015          5            No          In-Place              Hard                   120
      73           03/01/2015          5            No          In-Place              Hard                   120
      74           03/01/2015          5            No          In-Place              Hard                   120
      75           03/01/2015          5            No          In-Place              Hard                   120
      76           03/01/2015          5            No          In-Place              Hard                   120
      77           03/01/2015          5            No          In-Place              Hard                   120
      78           03/01/2015          5            No          In-Place              Hard                   120
      79           03/01/2015          5            No          In-Place              Hard                   120
      80           03/01/2015          5            No          In-Place              Hard                   120
      81           03/01/2015          5            No          In-Place              Hard                   120
      82           03/01/2015          5            No          In-Place              Hard                   120
      83           03/01/2015          5            No          In-Place              Hard                   120
      84           03/01/2015          5            No          In-Place              Hard                   120
      85           03/01/2015          5            No          In-Place              Hard                   120
      86           03/01/2015          5            No          In-Place              Hard                   120
      87           03/01/2015          5            No          In-Place              Hard                   120
      88           03/01/2015          5            No          In-Place              Hard                   120
      89           03/01/2015          5            No          In-Place              Hard                   120
      90           03/01/2015          5            No          In-Place              Hard                   120
      91           03/01/2015          5            No          In-Place              Hard                   120
      92           03/01/2015          5            No          In-Place              Hard                   120
      93           03/01/2015          5            No          In-Place              Hard                   120
      94           03/01/2015          5            No          In-Place              Hard                   120
      95           03/01/2015          5            No          In-Place              Hard                   120
      96           03/01/2015          5            No          In-Place              Hard                   120
      97           03/01/2015          5            No          In-Place              Hard                   120
      98           03/01/2015          5            No          In-Place              Hard                   120
      99           03/01/2015          5            No          In-Place              Hard                   120
     100           03/01/2015          5            No          In-Place              Hard                   120
     101           03/01/2015          5            No          In-Place              Hard                   120
     102           03/01/2015          5            No          In-Place              Hard                   120
     103           03/01/2015          5            No          In-Place              Hard                   120
     104           03/01/2015          5            No          In-Place              Hard                   120
     105           03/01/2015          5            No          In-Place              Hard                   120
     106           03/01/2015          5            No          In-Place              Hard                   120
     107           03/01/2015          5            No          In-Place              Hard                   120
     108           03/01/2015          5            No          In-Place              Hard                   120
     109           03/01/2015          5            No          In-Place              Hard                   120
     110           03/01/2015          5            No          In-Place              Hard                   120
     111           03/01/2015          5            No          In-Place              Hard                   120
     112           03/01/2015          5            No          In-Place              Hard                   120
     113           03/01/2015          5            No          In-Place              Hard                   120
     114           03/01/2015          5            No          In-Place              Hard                   120
     115           03/01/2015          5            No          In-Place              Hard                   120
     116           03/01/2015          5            No          In-Place              Hard                   120
     117           03/01/2015          5            No          In-Place              Hard                   120
     118           03/01/2015          5            No          In-Place              Hard                   120
     119           03/01/2015          5            No          In-Place              Hard                   120
     120           03/01/2015          5            No          In-Place              Hard                   120
     121           03/01/2015          5            No          In-Place              Hard                   120
     122           03/01/2015          5            No          In-Place              Hard                   120
     123           03/01/2015          5            No          In-Place              Hard                   120
     124           03/01/2015          5            No          In-Place              Hard                   120
     125           03/01/2015          5            No          In-Place              Hard                   120
     126           04/01/2010          5            No            NAP                 NAP                    60
     127           04/01/2010          5            No            NAP                 NAP                    60
     128           07/01/2015          5            No            NAP                 NAP                    120
     129           06/01/2015          5            No         Springing              Hard                   120
     130           07/01/2010          0            No            NAP                 NAP                    60
     131           07/01/2020          5            Yes         In-Place      Soft, Springing Hard           180
     132           07/01/2015          5            No          In-Place              Hard                   120
     133           04/01/2010          5            No            NAP                 NAP                    60
     134           05/01/2015          5            No          In-Place              Soft                   120
     135           03/01/2010          5            No            NAP                 NAP                    60
     136           03/01/2010          5            No            NAP                 NAP                    66
     137           03/01/2010          5            No            NAP                 NAP                    64
     138           03/01/2010          5            No            NAP                 NAP                    62
     139           04/01/2010          5            No            NAP                 NAP                    60
     140           06/01/2015          5            No            NAP                 NAP                    120
     141           06/01/2020          5            No            NAP                 NAP                    180
     142           07/01/2015          0            No            NAP                 NAP                    120
     143           07/01/2020          5            No          In-Place              Hard                   180
     144           06/01/2015          5            No         Springing              Hard                   120
     145           06/01/2020          5            No            NAP                 NAP                    180
     146           04/01/2015          5            No            NAP                 NAP                    120
     147           03/01/2015          5            No            NAP                 NAP                    120
     148           06/01/2020          5            No            NAP                 NAP                    180
     149           05/01/2015          0            No            NAP                 NAP                    120
     150           04/01/2015          5            No            NAP                 NAP                    120
     151           06/01/2015          5            No            NAP                 NAP                    120
     152           06/01/2015          5            No         Springing              Hard                   120
     153           04/01/2020          5            No            NAP                 NAP                    180
     154           05/08/2015          0            No            NAP                 NAP                    120
     155           06/01/2015          5            No            NAP                 NAP                    120
     156           06/01/2020          5            No            NAP                 NAP                    180
     157           06/01/2015          5            No            NAP                 NAP                    120
     158           07/01/2015          0            No            NAP                 NAP                    120
     159           07/01/2015          5            No            NAP                 NAP                    120
     160           07/01/2015          5            No            NAP                 NAP                    120
     161           05/01/2015          5            No            NAP                 NAP                    120
     162           06/01/2015          5            No            NAP                 NAP                    120
     163           04/01/2015          5            No            NAP                 NAP                    120
     164           05/01/2015          5            No            NAP                 NAP                    120
     165           06/01/2015          5            No         Springing              Hard                   120
     166           07/01/2015          5            No            NAP                 NAP                    120
     167           04/01/2010          5            No            NAP                 NAP                    60
     168           06/01/2015          5            No            NAP                 NAP                    120
     169           05/01/2015          5            No            NAP                 NAP                    120
     170           07/01/2015          0            No            NAP                 NAP                    120
     171           03/01/2015          5            No         Springing              Hard                   120
     172           05/01/2015          5            No            NAP                 NAP                    120
     173           05/01/2015          5            No            NAP                 NAP                    120
     174           07/01/2015          0            No            NAP                 NAP                    120
     175           07/01/2015          0            Yes           NAP                 NAP                    120
     176           06/01/2015          0            No         Springing              Hard                   120
     177           05/01/2015          5            No            NAP                 NAP                    120
     178           04/01/2010          5            No            NAP                 NAP                    60
     179           07/01/2015          0            No            NAP                 NAP                    120
     180           07/01/2015          5            No            NAP                 NAP                    120
     181           07/01/2015          0            No            NAP                 NAP                    120

     182           10/01/2014          5            No          In-Place              Hard                   120
     183           10/01/2014          5            No          In-Place              Hard                   120
     184           10/01/2014          5            No          In-Place              Hard                   120
     185           10/01/2014          5            No          In-Place              Hard                   120
     186           10/01/2014          5            No          In-Place              Hard                   120
     187           10/01/2014          5            No          In-Place              Hard                   120
     188           10/01/2014          5            No          In-Place              Hard                   120
     189           10/01/2014          5            No          In-Place              Hard                   120
     190           10/01/2014          5            No          In-Place              Hard                   120
     191           06/01/2015          0            No            NAP                 NAP                    120

     192           10/01/2014          5            No          In-Place              Hard                   120
     193           10/01/2014          5            No          In-Place              Hard                   120
     194           10/01/2014          5            No          In-Place              Hard                   120
     195           10/01/2014          5            No          In-Place              Hard                   120
     196           10/01/2014          5            No          In-Place              Hard                   120
     197           10/01/2014          5            No          In-Place              Hard                   120
     198           10/01/2014          5            No          In-Place              Hard                   120
     199           10/01/2014          5            No          In-Place              Hard                   120
     200           10/01/2014          5            No          In-Place              Hard                   120
     201           10/01/2014          5            No          In-Place              Hard                   120
     202           06/01/2015          5            No            NAP                 NAP                    120
     203           05/01/2015          0            No            NAP                 NAP                    120
     204           07/01/2015          5            No            NAP                 NAP                    120
     205           06/01/2015          0            No            NAP                 NAP                    120
     206           06/01/2015          0            No            NAP                 NAP                    120

     207           06/01/2015          5            No            NAP                 NAP                    120
     208           06/01/2015          5            No            NAP                 NAP                    120
     209           05/01/2015          5            Yes         In-Place              Hard                   120
     210           05/01/2015          5            No            NAP                 NAP                    120
     211           06/01/2015          5            No            NAP                 NAP                    120
     212           06/01/2015          5            No         Springing              Hard                   120
     213           06/01/2015          5            No         Springing              Hard                   120
     214           03/01/2015          5            Yes        Springing              Hard                   120
     215           06/01/2015          0            No            NAP                 NAP                    120
     216           06/01/2015          0            No            NAP                 NAP                    120
     217           08/01/2014          5            No            NAP                 NAP                    120
     218           07/01/2015          0            No            NAP                 NAP                    120
     219           07/01/2015          5            No            NAP                 NAP                    120
     220           06/01/2015          5            No            NAP                 NAP                    120
     221           06/01/2015          5            No            NAP                 NAP                    120
     222           06/01/2010          0            No            NAP                 NAP                    60
     223           07/01/2015          5            No            NAP                 NAP                    120
     224           05/01/2015          5            No            NAP                 NAP                    120
     225           07/01/2015          5            Yes         In-Place              Hard                   120
     226           05/01/2015          5            No            NAP                 NAP                    120
     227           06/03/2015          0            No            NAP                 NAP                    120
     228           04/01/2015          5            Yes        Springing              Hard                   120
     229           06/01/2015          0            No            NAP                 NAP                    120
     230           05/01/2015          5            No            NAP                 NAP                    120
     231           06/01/2025          5            No            NAP                 NAP                    240
     232           06/01/2015          5            No            NAP                 NAP                    120
     233           06/01/2020          5            No            NAP                 NAP                    180
     234           07/01/2015          5            No            NAP                 NAP                    120
     235           06/01/2015          5            Yes         In-Place              Hard                   120
     236           07/01/2015          5            No            NAP                 NAP                    120
     237           02/01/2015          5            Yes        Springing              Hard                   120
     238           06/01/2015          5            No         Springing              Hard                   120
     239           06/01/2015          0            No            NAP                 NAP                    120
     240           05/01/2015          5            Yes        Springing              Hard                   120
     241           06/01/2015          5            No            NAP                 NAP                    120
     242           07/01/2015          5            No            NAP                 NAP                    120
     243           06/01/2025          0            No            NAP                 NAP                    240
     244           04/01/2015          5            No            NAP                 NAP                    120
     245           05/01/2015          5            No            NAP                 NAP                    120
     246           05/01/2015          5            No            NAP                 NAP                    120
     247           03/01/2015          5            No            NAP                 NAP                    120
     248           02/01/2015          5            Yes        Springing              Hard                   120
     249           07/01/2015          5            No            NAP                 NAP                    120
     250           06/01/2015          0            No            NAP                 NAP                    120
     251           06/01/2015          0            No            NAP                 NAP                    120
     252           06/01/2015          5            No            NAP                 NAP                    120
     253           06/01/2015          0            No            NAP                 NAP                    120
     254           06/01/2015          0            No            NAP                 NAP                    120
     255           07/01/2012          0            No            NAP                 NAP                    84
     256           06/01/2015          0            No            NAP                 NAP                    120
     257           03/01/2015          5            No            NAP                 NAP                    120
     258           03/01/2015          5            No            NAP                 NAP                    120
     259           06/01/2020          5            No            NAP                 NAP                    180
     260           06/01/2015          0            No            NAP                 NAP                    120
     261           05/01/2025          0            No            NAP                 NAP                    240
     262           07/01/2015          0            No            NAP                 NAP                    120
     263           06/01/2012          5            No            NAP                 NAP                    84
     264           06/01/2010          5            No            NAP                 NAP                    60
     265           06/01/2015          5            No            NAP                 NAP                    120
     266           05/01/2015          0            No            NAP                 NAP                    120
     267           06/01/2015          5            No            NAP                 NAP                    120
                   07/01/2015          5            No          In-Place              Hard                   120
     268           07/01/2015          5            No          In-Place              Hard                   120
     269           07/01/2015          5            No          In-Place              Hard                   120
     270           07/01/2015          5            No          In-Place              Hard                   120
     271           07/01/2025          5            No          In-Place              Hard                   240
     272           03/01/2015          5            No            NAP                 NAP                    120
     273           07/01/2015          5            No            NAP                 NAP                    120
     274           04/01/2015          5            No            NAP                 NAP                    120
     275           01/01/2015          5            No            NAP                 NAP                    120
     276           04/01/2015          5            No            NAP                 NAP                    120
     277           06/01/2015          0            No            NAP                 NAP                    120

TOTALS AND
WEIGHTED
AVERAGES:                                                                                                    122




-------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE       REMAINING TERM           ORIGINAL           REMAINING          MORTGAGE             MONTHLY          MONTHLY
   LOAN NO.         TO MATURITY         AMORT. TERM(8)       AMORT. TERM             RATE        PAYMENT (P&I)     PAYMENT (IO)
-------------------------------------------------------------------------------------------------------------------------------

      1                 117                   IO                 IO                5.470%                 NAP         $392,840

      2                 120                   IO                 IO                5.270%                 NAP          $23,489
      3                 120                   IO                 IO                5.270%                 NAP          $22,485
      4                 120                   IO                 IO                5.270%                 NAP          $21,597
      5                 120                   IO                 IO                5.270%                 NAP          $20,732
      6                 120                   IO                 IO                5.270%                 NAP          $19,099
      7                 120                   IO                 IO                5.270%                 NAP          $16,888
      8                 120                   IO                 IO                5.270%                 NAP          $15,959
      9                 120                   IO                 IO                5.270%                 NAP           $7,420
      10                120                   IO                 IO                5.270%                 NAP           $5,948
      11                120                   IO                 IO                4.911%                 NAP         $141,078
      12                115                  360                 360               5.240%            $155,547         $124,850
      13                118                  300                 300               5.339%            $166,474         $124,220
      14                117                   IO                 IO                4.884%                 NAP         $112,922
      15                120                  360                 360               4.880%            $142,968         $111,325
      16                79                    IO                 IO                5.020%                 NAP         $101,794
      17                75                   266                 263               4.798%            $137,549              NAP
      18                120                  360                 360               5.300%             $64,415          $51,945
      19                120                  360                 360               5.300%             $57,752          $46,571
      20                119                   IO                 IO                5.229%                 NAP          $89,465
      21                120                  360                 360               5.400%            $107,814          $87,600
      22                118                   IO                 IO                4.879%                 NAP          $79,148
      23                118                   IO                 IO                5.449%                 NAP          $87,474
      24                120                  254                 254               4.960%            $120,959              NAP
      25                118                  300                 300               5.339%            $114,791          $85,655
      26                176                  360                 356               5.450%            $103,050              NAP
      27                119                  360                 360               5.360%             $97,831          $79,252

      28                239                  240                 239               6.260%             $41,206              NAP
      29                239                  240                 239               6.260%             $40,657              NAP
      30                239                  240                 239               6.260%             $28,295              NAP
      31                239                  240                 239               6.260%             $16,208              NAP
      32                239                  240                 239               6.260%              $1,648              NAP
      33                180                  180                 180               5.350%            $137,555              NAP
      34                60                    IO                 IO                4.750%                 NAP          $62,047
      35                118                  360                 360               5.240%             $82,738          $66,410

      36                116                  300                 296               6.284%              $1,676              NAP
      37                116                  300                 296               6.284%              $1,628              NAP
      38                116                  300                 296               6.284%              $1,592              NAP
      39                116                  300                 296               6.284%              $1,543              NAP
      40                116                  300                 296               6.284%              $1,543              NAP
      41                116                  300                 296               6.284%              $1,519              NAP
      42                116                  300                 296               6.284%              $1,507              NAP
      43                116                  300                 296               6.284%              $1,459              NAP
      44                116                  300                 296               6.284%              $1,447              NAP
      45                116                  300                 296               6.284%              $1,411              NAP
      46                116                  300                 296               6.284%              $1,399              NAP
      47                116                  300                 296               6.284%              $1,387              NAP
      48                116                  300                 296               6.284%              $1,362              NAP
      49                116                  300                 296               6.284%              $1,362              NAP
      50                116                  300                 296               6.284%              $1,362              NAP
      51                116                  300                 296               6.284%              $1,350              NAP
      52                116                  300                 296               6.284%              $1,350              NAP
      53                116                  300                 296               6.284%              $1,350              NAP
      54                116                  300                 296               6.284%              $1,350              NAP
      55                116                  300                 296               6.284%              $1,350              NAP
      56                116                  300                 296               6.284%              $1,338              NAP
      57                116                  300                 296               6.284%              $1,338              NAP
      58                116                  300                 296               6.284%              $1,326              NAP
      59                116                  300                 296               6.284%              $1,326              NAP
      60                116                  300                 296               6.284%              $1,326              NAP
      61                116                  300                 296               6.284%              $1,314              NAP
      62                116                  300                 296               6.284%              $1,314              NAP
      63                116                  300                 296               6.284%              $1,302              NAP
      64                116                  300                 296               6.284%              $1,302              NAP
      65                116                  300                 296               6.284%              $1,290              NAP
      66                116                  300                 296               6.284%              $1,278              NAP
      67                116                  300                 296               6.284%              $1,278              NAP
      68                116                  300                 296               6.284%              $1,266              NAP
      69                116                  300                 296               6.284%              $1,242              NAP
      70                116                  300                 296               6.284%              $1,230              NAP
      71                116                  300                 296               6.284%              $1,230              NAP
      72                116                  300                 296               6.284%              $1,206              NAP
      73                116                  300                 296               6.284%              $1,206              NAP
      74                116                  300                 296               6.284%              $1,206              NAP
      75                116                  300                 296               6.284%              $1,206              NAP
      76                116                  300                 296               6.284%              $1,206              NAP
      77                116                  300                 296               6.284%              $1,194              NAP
      78                116                  300                 296               6.284%              $1,182              NAP
      79                116                  300                 296               6.284%              $1,158              NAP
      80                116                  300                 296               6.284%              $1,145              NAP
      81                116                  300                 296               6.284%              $1,133              NAP
      82                116                  300                 296               6.284%              $1,121              NAP
      83                116                  300                 296               6.284%              $1,109              NAP
      84                116                  300                 296               6.284%              $1,109              NAP
      85                116                  300                 296               6.284%              $1,097              NAP
      86                116                  300                 296               6.284%              $1,097              NAP
      87                116                  300                 296               6.284%              $1,097              NAP
      88                116                  300                 296               6.284%              $1,097              NAP
      89                116                  300                 296               6.284%              $1,097              NAP
      90                116                  300                 296               6.284%              $1,085              NAP
      91                116                  300                 296               6.284%              $1,073              NAP
      92                116                  300                 296               6.284%              $1,073              NAP
      93                116                  300                 296               6.284%              $1,049              NAP
      94                116                  300                 296               6.284%              $1,049              NAP
      95                116                  300                 296               6.284%              $1,037              NAP
      96                116                  300                 296               6.284%              $1,025              NAP
      97                116                  300                 296               6.284%              $1,013              NAP
      98                116                  300                 296               6.284%              $1,001              NAP
      99                116                  300                 296               6.284%              $1,001              NAP
     100                116                  300                 296               6.284%                $989              NAP
     101                116                  300                 296               6.284%                $977              NAP
     102                116                  300                 296               6.284%                $977              NAP
     103                116                  300                 296               6.284%                $977              NAP
     104                116                  300                 296               6.284%                $977              NAP
     105                116                  300                 296               6.284%                $953              NAP
     106                116                  300                 296               6.284%                $953              NAP
     107                116                  300                 296               6.284%                $953              NAP
     108                116                  300                 296               6.284%                $953              NAP
     109                116                  300                 296               6.284%                $928              NAP
     110                116                  300                 296               6.284%                $880              NAP
     111                116                  300                 296               6.284%                $868              NAP
     112                116                  300                 296               6.284%                $820              NAP
     113                116                  300                 296               6.284%                $808              NAP
     114                116                  300                 296               6.284%                $748              NAP
     115                116                  300                 296               6.284%                $639              NAP
     116                116                  300                 296               6.284%                $579              NAP
     117                116                  300                 296               6.284%                $567              NAP
     118                116                  300                 296               6.284%                $555              NAP
     119                116                  300                 296               6.284%                $518              NAP
     120                116                  300                 296               6.284%                $518              NAP
     121                116                  300                 296               6.284%                $446              NAP
     122                116                  300                 296               6.284%                $398              NAP
     123                116                  300                 296               6.284%                $301              NAP
     124                116                  300                 296               6.284%                $241              NAP
     125                116                  300                 296               6.284%                 $24              NAP
     126                57                    IO                 IO                5.144%                 NAP          $47,689
     127                57                    IO                 IO                5.010%                 NAP          $15,072
     128                120                  360                 360               5.560%             $83,733              NAP
     129                119                  360                 359               5.700%             $77,193              NAP
     130                60                    IO                 IO                5.130%                 NAP          $56,120
     131                180                  360                 360               5.575%             $73,738          $60,669
     132                120                  360                 360               5.367%             $70,773          $57,363
     133                57                    IO                 IO                5.171%                 NAP          $51,925
     134                118                  360                 358               5.180%             $65,745              NAP
     135                56                    IO                 IO                5.060%                 NAP          $16,584
     136                56                    IO                 IO                5.120%                 NAP          $12,459
     137                56                    IO                 IO                5.120%                 NAP          $11,840
     138                56                    IO                 IO                5.120%                 NAP           $9,973
     139                57                    IO                 IO                5.171%                 NAP          $50,159
     140                119                  360                 360               5.782%             $67,345          $56,180
     141                179                  180                 179               5.070%             $91,361              NAP
     142                120                  360                 360               5.840%             $67,181              NAP
     143                180                  360                 360               6.020%             $67,594          $57,221
     144                119                  300                 299               5.990%             $72,093              NAP
     145                179                  360                 359               5.820%             $64,683              NAP
     146                117                  180                 177               5.040%             $85,631              NAP
     147                116                   IO                 IO                5.281%                 NAP          $46,851
     148                179                  360                 360               5.393%             $58,354          $47,388
     149                118                  360                 358               5.455%             $56,497              NAP
     150                117                  360                 357               5.000%             $53,682              NAP
     151                119                  330                 329               5.650%             $56,779              NAP
     152                119                  360                 359               5.510%             $53,431              NAP
     153                177                  360                 360               5.620%             $53,507          $44,160
     154                118                  360                 360               5.120%             $48,976          $38,933
     155                119                  360                 359               5.069%             $45,989              NAP
     156                179                  360                 360               5.393%             $46,851          $38,047
     157                119                  360                 360               5.284%             $44,345          $35,716
     158                120                  360                 360               5.550%             $45,674          $37,514
     159                120                  360                 360               5.210%             $43,978              NAP
     160                120                  300                 300               5.350%             $45,387              NAP
     161                118                  360                 360               5.450%             $39,526          $32,233
     162                119                  300                 299               5.067%             $41,195              NAP
     163                117                  360                 357               5.810%             $41,117              NAP
     164                118                  360                 358               5.170%             $37,761              NAP
     165                119                  300                 299               5.990%             $42,484              NAP
     166                120                  360                 360               5.480%             $37,250              NAP
     167                57                    IO                 IO                5.010%                 NAP          $26,824
     168                119                  360                 359               5.730%             $36,540              NAP
     169                118                  360                 358               5.215%             $33,277              NAP
     170                120                  360                 360               5.520%             $34,143              NAP
     171                116                  240                 236               5.770%             $42,194              NAP
     172                118                  360                 358               5.515%             $32,702              NAP
     173                118                  300                 298               5.660%             $35,706              NAP
     174                120                  360                 360               5.720%             $33,155          $27,547
     175                120                  360                 360               5.670%             $31,818              NAP
     176                119                  300                 299               5.430%             $33,545              NAP
     177                118                  360                 358               5.655%             $31,765              NAP
     178                57                    IO                 IO                5.010%                 NAP          $21,981
     179                120                  360                 360               5.770%             $30,704          $25,594
     180                120                  300                 300               5.445%             $31,762              NAP
     181                120                  360                 360               5.620%             $29,127          $24,039

     182                111                  300                 300               6.040%              $4,184           $3,302
     183                111                  300                 300               6.040%              $3,919           $3,093
     184                111                  300                 300               6.040%              $3,771           $2,975
     185                111                  300                 300               6.040%              $3,648           $2,878
     186                111                  300                 300               6.040%              $3,512           $2,771
     187                111                  300                 300               6.040%              $3,395           $2,679
     188                111                  300                 300               6.040%              $3,395           $2,679
     189                111                  300                 300               6.040%              $3,150           $2,485
     190                111                  300                 300               6.040%              $2,904           $2,291
     191                119                  360                 359               5.760%             $28,790              NAP

     192                111                  300                 300               6.040%              $4,049           $3,195
     193                111                  300                 300               6.040%              $3,589           $2,832
     194                111                  300                 300               6.040%              $3,589           $2,832
     195                111                  300                 300               6.040%              $3,421           $2,700
     196                111                  300                 300               6.040%              $3,253           $2,567
     197                111                  300                 300               6.040%              $2,878           $2,271
     198                111                  300                 300               6.040%              $2,787           $2,200
     199                111                  300                 300               6.040%              $2,671           $2,108
     200                111                  300                 300               6.040%              $2,380           $1,878
     201                111                  300                 300               6.040%              $2,070           $1,633
     202                119                  360                 359               5.620%             $27,329              NAP
     203                118                  360                 358               5.760%             $26,406              NAP
     204                120                  360                 360               5.350%             $25,129              NAP
     205                119                  360                 359               5.880%             $26,634              NAP
     206                119                  360                 359               5.820%             $26,461              NAP

     207                119                   IO                 IO                5.310%                 NAP          $10,610
     208                119                   IO                 IO                5.310%                 NAP           $8,076
     209                118                  300                 298               5.688%             $25,640              NAP
     210                118                  360                 360               5.520%             $22,762          $18,656
     211                119                  300                 299               5.420%             $24,373              NAP
     212                119                  300                 299               5.990%             $25,408              NAP
     213                119                  300                 299               5.990%             $24,589              NAP
     214                116                  360                 356               5.572%             $21,748              NAP
     215                119                  360                 359               5.740%             $21,569              NAP
     216                119                  360                 360               5.580%             $21,080          $17,350
     217                109                  300                 289               6.210%             $24,053              NAP
     218                120                  360                 360               5.670%             $20,826          $17,246
     219                120                  360                 360               5.490%             $19,851              NAP
     220                119                  300                 299               5.850%             $21,926              NAP
     221                119                  360                 359               5.500%             $19,021              NAP
     222                59                    IO                 IO                4.820%                 NAP          $12,924
     223                120                  360                 360               5.280%             $17,592              NAP
     224                118                  360                 358               5.480%             $17,846              NAP
     225                120                  300                 300               5.453%             $19,103              NAP
     226                118                  300                 298               5.330%             $18,723              NAP
     227                119                  180                 179               5.620%             $25,527              NAP
     228                117                  300                 297               5.729%             $19,149              NAP
     229                119                  360                 359               5.470%             $16,977              NAP
     230                118                  360                 358               5.790%             $17,583              NAP
     231                239                  240                 239               6.360%             $22,121              NAP
     232                119                  240                 239               5.390%             $19,769              NAP
     233                179                  180                 179               5.650%             $23,514              NAP
     234                120                  360                 360               5.271%             $15,498          $12,470
     235                119                  300                 299               5.453%             $16,719              NAP
     236                120                  300                 300               5.760%             $17,002              NAP
     237                115                  264                 259               5.592%             $17,798              NAP
     238                119                  360                 359               5.385%             $14,575              NAP
     239                119                  300                 299               5.880%             $16,562              NAP
     240                118                  360                 358               5.707%             $15,102              NAP
     241                119                  360                 359               5.790%             $14,975              NAP
     242                120                  330                 330               5.770%             $15,128              NAP
     243                239                  240                 239               5.690%             $17,467              NAP
     244                117                  360                 357               5.890%             $14,516              NAP
     245                118                  300                 298               5.599%             $14,570              NAP
     246                118                  360                 358               5.760%             $13,145              NAP
     247                116                  360                 356               5.080%             $11,647              NAP
     248                115                  360                 355               5.153%             $11,307              NAP
     249                120                  240                 240               5.760%             $14,053              NAP
     250                119                  360                 359               5.770%             $11,697              NAP
     251                119                  360                 359               5.580%             $11,456              NAP
     252                119                  360                 360               5.710%             $11,330           $9,408
     253                119                  360                 359               5.800%             $11,295              NAP
     254                119                  360                 359               5.970%             $11,474              NAP
     255                84                   360                 360               5.410%              $9,838              NAP
     256                119                  360                 360               5.900%             $10,083           $8,474
     257                116                  360                 356               5.080%              $9,209              NAP
     258                116                  360                 356               5.080%              $8,938              NAP
     259                179                  204                 203               5.720%             $12,628              NAP
     260                119                  360                 359               5.890%              $9,480              NAP
     261                238                  240                 238               5.820%             $10,591              NAP
     262                120                  240                 240               5.670%             $10,323              NAP
     263                83                   360                 359               5.800%              $8,391              NAP
     264                59                   360                 359               5.400%              $7,918              NAP
     265                119                  360                 359               5.560%              $8,002              NAP
     266                118                  120                 118               5.350%             $15,090              NAP
     267                119                  360                 359               5.780%              $7,787              NAP
                        120                  300                 300               5.710%              $2,912              NAP
     268                120                  300                 300               5.710%              $2,912              NAP
     269                120                  300                 300               5.710%              $2,775              NAP
     270                120                  300                 300               5.710%              $2,616              NAP
     271                240                  240                 240               5.910%              $9,246              NAP
     272                116                  360                 356               5.080%              $7,042              NAP
     273                120                  360                 360               5.420%              $6,753              NAP
     274                117                  360                 357               5.890%              $7,110              NAP
     275                114                  360                 354               5.640%              $6,919              NAP
     276                117                  240                 237               5.750%              $7,512              NAP
     277                119                  360                 359               6.200%              $5,206              NAP

TOTALS AND
WEIGHTED
AVERAGES:               120                  327                 326               5.388%




-----------------------------------------------------------------------------------------------------------------
   MORTGAGE         UNDERWRITABLE      UNDERWRITABLE      NOI          NCF           NCF POST IO    CUT-OFF DATE
   LOAN NO.                   NOI          CASH FLOW    DSCR(9)      DSCR(9)       PERIOD DSCR(10)       LTV
-----------------------------------------------------------------------------------------------------------------

      1                $8,805,262         $8,071,566     1.87          1.71             1.71               64.6%

      2                  $640,275           $628,651     2.21          2.17             2.17               56.8%
      3                  $711,442           $701,253     2.21          2.17             2.17               56.8%
      4                  $498,088           $489,291     2.21          2.17             2.17               56.8%
      5                  $449,075           $437,816     2.21          2.17             2.17               56.8%
      6                  $626,321           $615,776     2.21          2.17             2.17               56.8%
      7                  $265,872           $256,869     2.21          2.17             2.17               56.8%
      8                  $407,208           $397,312     2.21          2.17             2.17               56.8%
      9                  $245,740           $238,528     2.21          2.17             2.17               56.8%
      10                 $236,175           $229,655     2.21          2.17             2.17               56.8%
      11               $4,155,854         $3,644,677     2.45          2.15             2.15               50.4%
      12               $3,291,550         $3,259,956     2.20          2.18             1.75               47.0%
      13               $3,712,416         $3,202,897     2.49          2.15             1.60               66.4%
      14               $2,833,714         $2,724,713     2.09          2.01             2.01               65.0%
      15               $2,193,009         $2,040,599     1.64          1.53             1.19               77.6%
      16               $2,478,091         $2,348,491     2.03          1.92             1.92               63.3%
      17               $1,772,000         $1,772,000     1.07          1.07             1.07               72.8%
      18               $1,085,821         $1,057,533     1.77          1.72             1.39               79.7%
      19               $1,008,055           $979,142     1.77          1.72             1.39               79.7%
      20               $2,000,432         $1,948,332     1.86          1.81             1.81               75.0%
      21               $1,913,148         $1,786,922     1.82          1.70             1.38               74.7%
      22               $2,059,142         $2,028,427     2.17          2.14             2.14               73.8%
      23               $1,632,735         $1,604,937     1.56          1.53             1.53               73.1%
      24               $2,257,101         $2,177,915     1.56          1.50             1.50               51.6%
      25               $2,575,555         $2,246,309     2.51          2.19             1.63               69.1%
      26               $2,066,578         $1,983,202     1.67          1.60             1.60               69.1%
      27               $1,870,063         $1,808,249     1.97          1.90             1.54               73.5%

      28               $1,446,417         $1,406,880     1.40          1.36             1.36               74.9%
      29               $1,349,324         $1,313,522     1.40          1.36             1.36               74.9%
      30                 $917,965           $894,276     1.40          1.36             1.36               74.9%
      31                 $526,973           $512,199     1.40          1.36             1.36               74.9%
      32                  $53,034            $51,793     1.40          1.36             1.36               74.9%
      33               $2,105,606         $1,901,931     1.28          1.15             1.15               73.3%
      34               $1,885,298         $1,859,744     2.53          2.50             2.50               54.1%
      35               $3,058,890         $2,674,600     3.84          3.36             2.69               37.5%

      36                 $101,422           $101,422     2.52          2.52             2.52               36.4%
      37                  $98,504            $98,504     2.52          2.52             2.52               36.4%
      38                  $96,315            $96,315     2.52          2.52             2.52               36.4%
      39                  $93,396            $93,396     2.52          2.52             2.52               36.4%
      40                  $93,396            $93,396     2.52          2.52             2.52               36.4%
      41                  $91,937            $91,937     2.52          2.52             2.52               36.4%
      42                  $91,207            $91,207     2.52          2.52             2.52               36.4%
      43                  $88,288            $88,288     2.52          2.52             2.52               36.4%
      44                  $87,559            $87,559     2.52          2.52             2.52               36.4%
      45                  $85,370            $85,370     2.52          2.52             2.52               36.4%
      46                  $84,640            $84,640     2.52          2.52             2.52               36.4%
      47                  $83,910            $83,910     2.52          2.52             2.52               36.4%
      48                  $82,451            $82,451     2.52          2.52             2.52               36.4%
      49                  $82,451            $82,451     2.52          2.52             2.52               36.4%
      50                  $82,451            $82,451     2.52          2.52             2.52               36.4%
      51                  $81,722            $81,722     2.52          2.52             2.52               36.4%
      52                  $81,722            $81,722     2.52          2.52             2.52               36.4%
      53                  $81,722            $81,722     2.52          2.52             2.52               36.4%
      54                  $81,722            $81,722     2.52          2.52             2.52               36.4%
      55                  $81,722            $81,722     2.52          2.52             2.52               36.4%
      56                  $80,992            $80,992     2.52          2.52             2.52               36.4%
      57                  $80,992            $80,992     2.52          2.52             2.52               36.4%
      58                  $80,262            $80,262     2.52          2.52             2.52               36.4%
      59                  $80,262            $80,262     2.52          2.52             2.52               36.4%
      60                  $80,262            $80,262     2.52          2.52             2.52               36.4%
      61                  $79,533            $79,533     2.52          2.52             2.52               36.4%
      62                  $79,533            $79,533     2.52          2.52             2.52               36.4%
      63                  $78,803            $78,803     2.52          2.52             2.52               36.4%
      64                  $78,803            $78,803     2.52          2.52             2.52               36.4%
      65                  $78,073            $78,073     2.52          2.52             2.52               36.4%
      66                  $77,344            $77,344     2.52          2.52             2.52               36.4%
      67                  $77,344            $77,344     2.52          2.52             2.52               36.4%
      68                  $76,614            $76,614     2.52          2.52             2.52               36.4%
      69                  $75,155            $75,155     2.52          2.52             2.52               36.4%
      70                  $74,425            $74,425     2.52          2.52             2.52               36.4%
      71                  $74,425            $74,425     2.52          2.52             2.52               36.4%
      72                  $72,966            $72,966     2.52          2.52             2.52               36.4%
      73                  $72,966            $72,966     2.52          2.52             2.52               36.4%
      74                  $72,966            $72,966     2.52          2.52             2.52               36.4%
      75                  $72,966            $72,966     2.52          2.52             2.52               36.4%
      76                  $72,966            $72,966     2.52          2.52             2.52               36.4%
      77                  $72,236            $72,236     2.52          2.52             2.52               36.4%
      78                  $71,506            $71,506     2.52          2.52             2.52               36.4%
      79                  $70,047            $70,047     2.52          2.52             2.52               36.4%
      80                  $69,317            $69,317     2.52          2.52             2.52               36.4%
      81                  $68,588            $68,588     2.52          2.52             2.52               36.4%
      82                  $67,858            $67,858     2.52          2.52             2.52               36.4%
      83                  $67,128            $67,128     2.52          2.52             2.52               36.4%
      84                  $67,128            $67,128     2.52          2.52             2.52               36.4%
      85                  $66,399            $66,399     2.52          2.52             2.52               36.4%
      86                  $66,399            $66,399     2.52          2.52             2.52               36.4%
      87                  $66,399            $66,399     2.52          2.52             2.52               36.4%
      88                  $66,399            $66,399     2.52          2.52             2.52               36.4%
      89                  $66,399            $66,399     2.52          2.52             2.52               36.4%
      90                  $65,669            $65,669     2.52          2.52             2.52               36.4%
      91                  $64,939            $64,939     2.52          2.52             2.52               36.4%
      92                  $64,939            $64,939     2.52          2.52             2.52               36.4%
      93                  $63,480            $63,480     2.52          2.52             2.52               36.4%
      94                  $63,480            $63,480     2.52          2.52             2.52               36.4%
      95                  $62,750            $62,750     2.52          2.52             2.52               36.4%
      96                  $62,021            $62,021     2.52          2.52             2.52               36.4%
      97                  $61,291            $61,291     2.52          2.52             2.52               36.4%
      98                  $60,561            $60,561     2.52          2.52             2.52               36.4%
      99                  $60,561            $60,561     2.52          2.52             2.52               36.4%
     100                  $59,832            $59,832     2.52          2.52             2.52               36.4%
     101                  $59,102            $59,102     2.52          2.52             2.52               36.4%
     102                  $59,102            $59,102     2.52          2.52             2.52               36.4%
     103                  $59,102            $59,102     2.52          2.52             2.52               36.4%
     104                  $59,102            $59,102     2.52          2.52             2.52               36.4%
     105                  $57,643            $57,643     2.52          2.52             2.52               36.4%
     106                  $57,643            $57,643     2.52          2.52             2.52               36.4%
     107                  $57,643            $57,643     2.52          2.52             2.52               36.4%
     108                  $57,643            $57,643     2.52          2.52             2.52               36.4%
     109                  $56,184            $56,184     2.52          2.52             2.52               36.4%
     110                  $53,265            $53,265     2.52          2.52             2.52               36.4%
     111                  $52,535            $52,535     2.52          2.52             2.52               36.4%
     112                  $49,617            $49,617     2.52          2.52             2.52               36.4%
     113                  $48,887            $48,887     2.52          2.52             2.52               36.4%
     114                  $45,239            $45,239     2.52          2.52             2.52               36.4%
     115                  $38,672            $38,672     2.52          2.52             2.52               36.4%
     116                  $35,024            $35,024     2.52          2.52             2.52               36.4%
     117                  $34,294            $34,294     2.52          2.52             2.52               36.4%
     118                  $33,564            $33,564     2.52          2.52             2.52               36.4%
     119                  $31,375            $31,375     2.52          2.52             2.52               36.4%
     120                  $31,375            $31,375     2.52          2.52             2.52               36.4%
     121                  $26,997            $26,997     2.52          2.52             2.52               36.4%
     122                  $24,079            $24,079     2.52          2.52             2.52               36.4%
     123                  $18,241            $18,241     2.52          2.52             2.52               36.4%
     124                  $14,593            $14,593     2.52          2.52             2.52               36.4%
     125                   $1,459             $1,459     2.52          2.52             2.52               36.4%
     126               $1,646,626         $1,523,793     3.18          2.92             2.92               46.0%
     127                 $751,719           $673,755     3.18          2.92             2.92               46.0%
     128               $1,930,903         $1,764,278     1.92          1.76             1.76               56.3%
     129               $2,605,943         $2,250,273     2.81          2.43             2.43               41.5%
     130               $1,555,921         $1,497,291     2.31          2.22             2.22               60.2%
     131               $1,177,910         $1,106,410     1.62          1.52             1.25               80.0%
     132               $1,149,463         $1,060,683     1.67          1.54             1.25               71.4%
     133               $1,818,373         $1,727,565     2.92          2.77             2.77               49.2%
     134               $1,216,028         $1,128,551     1.54          1.43             1.43               67.3%
     135                 $530,150           $519,513     2.68          2.61             2.61               54.5%
     136                 $399,252           $390,252     2.68          2.61             2.61               54.5%
     137                 $380,240           $371,090     2.68          2.61             2.61               54.5%
     138                 $323,204           $314,032     2.68          2.61             2.61               54.5%
     139               $1,728,606         $1,678,693     2.87          2.79             2.79               47.5%
     140               $1,174,571         $1,106,976     1.74          1.64             1.37               67.3%
     141               $2,056,204         $1,977,506     1.88          1.80             1.80               41.4%
     142               $1,339,805         $1,074,481     1.66          1.33             1.33               63.3%
     143               $1,081,335         $1,034,382     1.57          1.51             1.28               73.1%
     144               $1,773,702         $1,548,630     2.05          1.79             1.79               71.7%
     145               $1,231,247         $1,127,707     1.59          1.45             1.45               68.9%
     146               $1,704,455         $1,630,835     1.66          1.59             1.59               39.7%
     147               $1,333,917         $1,252,459     2.37          2.23             2.23               71.9%
     148               $1,632,943         $1,469,443     2.87          2.58             2.10               49.8%
     149               $1,075,450         $1,011,158     1.59          1.49             1.49               72.8%
     150               $1,097,697         $1,033,538     1.70          1.60             1.60               65.9%
     151               $1,139,293         $1,110,275     1.67          1.63             1.63               64.5%
     152               $1,037,171           $932,077     1.62          1.45             1.45               74.5%
     153                 $993,440           $959,608     1.87          1.81             1.49               60.2%
     154                 $867,056           $818,556     1.86          1.75             1.39               75.0%
     155                 $846,697           $810,197     1.53          1.47             1.47               60.2%
     156               $1,396,355         $1,282,884     3.06          2.81             2.28               40.0%
     157                 $862,305           $841,723     2.01          1.96             1.58               59.7%
     158                 $831,667           $770,191     1.85          1.71             1.41               78.8%
     159               $1,390,217         $1,206,830     2.63          2.29             2.29               34.0%
     160               $1,096,416           $989,200     2.01          1.82             1.82               65.2%
     161                 $782,949           $765,128     2.02          1.98             1.61               61.5%
     162                 $909,347           $860,403     1.84          1.74             1.74               61.3%
     163                 $891,161           $845,933     1.81          1.71             1.71               53.3%
     164                 $680,007           $635,653     1.50          1.40             1.40               70.0%
     165               $1,011,321           $883,127     1.98          1.73             1.73               68.7%
     166                 $696,174           $677,518     1.56          1.52             1.52               66.7%
     167               $1,039,508           $979,159     3.23          3.04             3.04               41.2%
     168                 $648,069           $595,242     1.48          1.36             1.36               76.0%
     169                 $885,374           $813,791     2.22          2.04             2.04               57.5%
     170                 $968,077           $903,236     2.36          2.20             2.20               40.0%
     171                 $704,623           $659,520     1.39          1.30             1.30               59.5%
     172                 $535,133           $517,582     1.36          1.32             1.32               69.5%
     173                 $571,956           $550,818     1.33          1.29             1.29               66.5%
     174                 $585,169           $539,566     1.77          1.63             1.36               71.3%
     175                 $517,371           $507,371     1.36          1.33             1.33               75.3%
     176                 $681,748           $647,018     1.69          1.61             1.61               61.7%
     177                 $627,359           $610,495     1.65          1.60             1.60               64.6%
     178                 $804,592           $760,483     3.05          2.88             2.88               47.0%
     179                 $552,956           $514,263     1.80          1.67             1.40               75.0%
     180                 $600,283           $534,136     1.57          1.40             1.40               78.8%
     181                 $548,855           $503,284     1.90          1.74             1.44               75.0%

     182                  $79,571            $79,571     2.00          2.00             1.58               56.1%
     183                  $74,437            $74,437     2.00          2.00             1.58               56.1%
     184                  $62,459            $62,459     2.00          2.00             1.58               56.1%
     185                  $69,304            $69,304     2.00          2.00             1.58               56.1%
     186                  $66,737            $66,737     2.00          2.00             1.58               56.1%
     187                  $83,849            $83,849     2.00          2.00             1.58               56.1%
     188                  $59,892            $59,892     2.00          2.00             1.58               56.1%
     189                  $59,892            $59,892     2.00          2.00             1.58               56.1%
     190                  $47,058            $47,058     2.00          2.00             1.58               56.1%
     191                 $491,103           $437,890     1.42          1.27             1.27               69.9%

     192                  $77,004            $77,004     2.04          2.04             1.61               55.2%
     193                  $70,159            $70,159     2.04          2.04             1.61               55.2%
     194                  $75,293            $75,293     2.04          2.04             1.61               55.2%
     195                  $65,026            $65,026     2.04          2.04             1.61               55.2%
     196                  $87,271            $87,271     2.04          2.04             1.61               55.2%
     197                  $54,758            $54,758     2.04          2.04             1.61               55.2%
     198                  $31,657            $31,657     2.04          2.04             1.61               55.2%
     199                  $52,192            $52,192     2.04          2.04             1.61               55.2%
     200                  $40,213            $40,213     2.04          2.04             1.61               55.2%
     201                  $39,358            $39,358     2.04          2.04             1.61               55.2%
     202                 $488,247           $451,092     1.49          1.38             1.38               74.7%
     203                 $428,734           $383,001     1.35          1.21             1.21               65.2%
     204                 $451,203           $421,297     1.50          1.40             1.40               71.4%
     205                 $486,527           $429,511     1.52          1.34             1.34               66.1%
     206                 $421,825           $400,218     1.33          1.26             1.26               79.6%

     207                 $234,971           $224,482     1.88          1.84             1.84               49.6%
     208                 $187,354           $187,354     1.88          1.84             1.84               49.6%
     209                 $495,423           $481,807     1.61          1.57             1.57               68.1%
     210                 $442,841           $432,041     1.98          1.93             1.58               74.9%
     211                 $626,258           $618,077     2.14          2.11             2.11               49.9%
     212                 $612,719           $535,611     2.01          1.76             1.76               69.1%
     213                 $587,711           $497,470     1.99          1.69             1.69               66.9%
     214                 $525,334           $467,560     2.01          1.79             1.79               49.2%
     215                 $355,321           $321,351     1.37          1.24             1.24               67.8%
     216                 $350,240           $330,926     1.68          1.59             1.31               80.0%
     217                 $430,704           $403,489     1.49          1.40             1.40               69.3%
     218                 $476,785           $441,876     2.30          2.14             1.77               62.1%
     219                 $434,051           $385,669     1.82          1.62             1.62               56.9%
     220                 $425,878           $397,824     1.62          1.51             1.51               70.3%
     221                 $336,225           $303,253     1.47          1.33             1.33               71.6%
     222                 $426,259           $422,992     2.75          2.73             2.73               53.9%
     223                 $415,197           $400,852     1.97          1.90             1.90               48.8%
     224                 $433,450           $415,240     2.02          1.94             1.94               55.6%
     225                 $316,945           $316,945     1.38          1.38             1.38               69.0%
     226                 $369,288           $323,080     1.64          1.44             1.44               77.3%
     227                 $548,999           $518,420     1.79          1.69             1.69               50.0%
     228                 $373,153           $373,153     1.62          1.62             1.62               53.3%
     229                 $587,735           $551,765     2.88          2.71             2.71               38.7%
     230                 $412,849           $377,289     1.96          1.79             1.79               54.9%
     231                 $522,009           $423,751     1.97          1.60             1.60               48.5%
     232                 $410,194           $387,025     1.73          1.63             1.63               65.8%
     233                 $349,126           $335,182     1.24          1.19             1.19               59.2%
     234                 $363,545           $336,441     2.43          2.25             1.81               58.9%
     235                 $268,527           $266,891     1.34          1.33             1.33               69.8%
     236                 $316,246           $302,667     1.55          1.48             1.48               65.1%
     237                 $400,437           $359,521     1.87          1.68             1.68               60.8%
     238                 $279,171           $256,623     1.60          1.47             1.47               67.5%
     239                 $313,703           $286,381     1.58          1.44             1.44               57.7%
     240                 $282,117           $280,481     1.56          1.55             1.55               61.8%
     241                 $281,252           $266,049     1.57          1.48             1.48               65.4%
     242                 $290,494           $275,190     1.60          1.52             1.52               67.6%
     243                 $427,484           $425,159     2.04          2.03             2.03               36.2%
     244                 $272,321           $250,955     1.56          1.44             1.44               67.9%
     245                 $257,318           $242,128     1.47          1.38             1.38               74.7%
     246                 $256,288           $232,054     1.62          1.47             1.47               72.4%
     247                 $320,086           $291,586     2.29          2.09             2.09               52.2%
     248                 $277,400           $277,400     2.04          2.04             2.04               50.8%
     249                 $382,867           $333,795     2.27          1.98             1.98               40.8%
     250                 $212,563           $200,492     1.51          1.43             1.43               76.8%
     251                 $294,845           $274,368     2.14          2.00             2.00               39.6%
     252                 $260,709           $235,195     2.31          2.08             1.73               55.7%
     253                 $198,251           $185,508     1.46          1.37             1.37               68.7%
     254                 $205,376           $189,230     1.49          1.37             1.37               61.4%
     255                 $243,636           $213,636     2.06          1.81             1.81               55.6%
     256                 $159,727           $152,527     1.57          1.50             1.26               72.3%
     257                 $278,349           $248,849     2.52          2.25             2.25               45.7%
     258                 $296,923           $271,923     2.77          2.54             2.54               45.6%
     259                 $189,070           $178,994     1.25          1.18             1.18               58.6%
     260                 $163,648           $156,335     1.44          1.37             1.37               74.3%
     261                 $193,369           $185,253     1.52          1.46             1.46               59.7%
     262                 $169,650           $155,013     1.37          1.25             1.25               63.0%
     263                 $154,045           $146,892     1.53          1.46             1.46               63.5%
     264                 $189,007           $163,532     1.99          1.72             1.72               61.2%
     265                 $219,482           $188,489     2.29          1.96             1.96               50.9%
     266                 $251,274           $240,033     1.39          1.33             1.33               23.3%
     267                 $140,546           $133,125     1.50          1.42             1.42               64.5%
                          $50,648            $45,487     1.44          1.30             1.30               72.6%
     268                  $50,648            $45,487     1.44          1.30             1.30               72.6%
     269                  $48,038            $43,356     1.44          1.30             1.30               72.6%
     270                  $45,220            $40,616     1.44          1.30             1.30               72.6%
     271                 $288,769           $282,367     2.60          2.54             2.54               27.7%
     272                 $219,808           $201,058     2.60          2.38             2.38               52.8%
     273                 $219,679           $210,268     2.71          2.59             2.59               40.0%
     274                 $136,621           $125,718     1.60          1.47             1.47               66.5%
     275                 $144,417           $134,552     1.74          1.62             1.62               51.6%
     276                 $203,946           $193,295     2.26          2.14             2.14               32.7%
     277                  $81,337            $75,087     1.30          1.20             1.20               73.8%

TOTALS AND
WEIGHTED
AVERAGES:                                                1.98          1.85             1.74               62.6%




------------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE     BALLOON         BALLOON       APPRAISED   VALUATION
   LOAN NO.         LTV         BALANCE           VALUE   DATE(11)        LARGEST TENANT(12)
------------------------------------------------------------------------------------------------------------------------------------

      1           64.6%     $85,000,000    $131,500,000  03/28/2005       Fitzgerald & Company

      2           56.8%      $5,275,259      $8,900,000  04/27/2005       NAP
      3           56.8%      $5,049,782      $9,640,000  04/27/2005       NAP
      4           56.8%      $4,850,371      $7,800,000  04/29/2005       NAP
      5           56.8%      $4,656,174      $7,100,000  04/27/2005       NAP
      6           56.8%      $4,289,284      $8,250,000  04/29/2005       NAP
      7           56.8%      $3,792,713      $5,750,000  04/27/2005       NAP
      8           56.8%      $3,584,179      $6,640,000  04/27/2005       NAP
      9           56.8%      $1,666,317      $3,540,000  04/26/2005       NAP
      10          56.8%      $1,335,921      $3,100,000  04/26/2005       NAP
      11          50.4%     $34,000,000     $67,500,000  11/17/2004       Adobe Systems
      12          43.6%     $26,135,825     $60,000,000  12/10/2004       Brooks Brothers Inc.
      13          54.4%     $22,556,696     $41,500,000  03/21/2005       NAP
      14          65.0%     $27,365,000     $42,100,000  02/01/2005       Shop Rite
      15          71.5%     $24,897,792     $34,800,000  04/25/2005       HEB
      16          63.3%     $24,000,000     $37,930,000  08/01/2005       NAP
      17          59.7%     $18,328,538     $30,700,000  02/15/2005       Wal-Mart
      18          69.6%     $10,133,292     $14,500,000  03/28/2005       NAP
      19          69.6%      $9,085,021     $13,100,000  03/28/2005       NAP
      20          75.0%     $20,250,000     $27,000,000  03/01/2005       Borders Books Inc.
      21          65.4%     $16,812,857     $25,700,000  05/09/2005       Tech Lighting L.L.C.
      22          73.8%     $19,200,000     $26,000,000  02/22/2005       Stop and Shop
      23          73.1%     $19,000,000     $26,000,000  03/13/2005       Whaler's (Food Pantry)
      24          34.4%     $12,648,022     $36,800,000  04/26/2005       NAP
      25          56.6%     $15,553,800     $27,500,000  03/15/2005       NAP
      26          49.4%     $13,002,862     $26,300,000  10/08/2004       Bed Bath & Beyond
      27          67.0%     $15,950,190     $23,800,000  04/27/2005       Pier 1 Imports, Inc.

      28           2.5%        $185,293     $15,000,000  02/07/2005       The Talaria Company, LLC
      29           2.5%        $182,824     $14,800,000  01/27/2005       The Talaria Company, LLC
      30           2.5%        $127,236     $10,300,000  02/08/2005       The Talaria Company, LLC
      31           2.5%         $72,881      $5,900,000  02/08/2005       The Talaria Company, LLC
      32           2.5%          $7,410        $600,000  02/08/2005       The Talaria Company, LLC
      33           1.4%        $333,309     $23,200,000  11/01/2005       VECO Corporation Inc.
      34          54.1%     $15,675,000     $29,000,000  02/22/2005       Office Depot
      35          34.8%     $13,905,942     $40,000,000  03/01/2005       NAP

      36          28.7%        $198,706      $1,390,000  01/11/2005       Strategic Restaurants Acquisition Corp.
      37          28.7%        $192,991      $1,350,000  01/17/2005       Strategic Restaurants Acquisition Corp.
      38          28.7%        $188,704      $1,320,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      39          28.7%        $182,986      $1,280,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      40          28.7%        $182,986      $1,280,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      41          28.7%        $180,126      $1,260,000  01/12/2005       Strategic Restaurants Acquisition Corp.
      42          28.7%        $178,697      $1,250,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      43          28.7%        $172,978      $1,210,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      44          28.7%        $171,548      $1,200,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      45          28.7%        $167,260      $1,170,000  01/12/2005       Strategic Restaurants Acquisition Corp.
      46          28.7%        $165,830      $1,160,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      47          28.7%        $164,400      $1,150,000  01/11/2005       Strategic Restaurants Acquisition Corp.
      48          28.7%        $161,542      $1,130,000  01/11/2005       Strategic Restaurants Acquisition Corp.
      49          28.7%        $161,542      $1,130,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      50          28.7%        $161,542      $1,130,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      51          28.7%        $160,111      $1,120,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      52          28.7%        $160,111      $1,120,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      53          28.7%        $160,111      $1,120,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      54          28.7%        $160,111      $1,120,000  01/12/2005       Strategic Restaurants Acquisition Corp.
      55          28.7%        $160,111      $1,120,000  01/11/2005       Strategic Restaurants Acquisition Corp.
      56          28.7%        $158,682      $1,110,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      57          28.7%        $158,682      $1,110,000  01/11/2005       Strategic Restaurants Acquisition Corp.
      58          28.7%        $157,253      $1,100,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      59          28.7%        $157,253      $1,100,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      60          28.7%        $157,253      $1,100,000  01/12/2005       Strategic Restaurants Acquisition Corp.
      61          28.7%        $155,822      $1,090,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      62          28.7%        $155,822      $1,090,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      63          28.7%        $154,393      $1,080,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      64          28.7%        $154,393      $1,080,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      65          28.7%        $152,964      $1,070,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      66          28.7%        $151,535      $1,060,000  01/17/2005       Strategic Restaurants Acquisition Corp.
      67          28.7%        $151,535      $1,060,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      68          28.7%        $150,104      $1,050,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      69          28.7%        $147,246      $1,030,000  01/12/2005       Strategic Restaurants Acquisition Corp.
      70          28.7%        $145,817      $1,020,000  01/19/2005       Strategic Restaurants Acquisition Corp.
      71          28.7%        $145,817      $1,020,000  01/11/2005       Strategic Restaurants Acquisition Corp.
      72          28.7%        $142,957      $1,000,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      73          28.7%        $142,957      $1,000,000  01/12/2005       Strategic Restaurants Acquisition Corp.
      74          28.7%        $142,957      $1,000,000  01/19/2005       Strategic Restaurants Acquisition Corp.
      75          28.7%        $142,957      $1,000,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      76          28.7%        $142,957      $1,000,000  01/19/2005       Strategic Restaurants Acquisition Corp.
      77          28.7%        $141,528        $990,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      78          28.7%        $140,097        $980,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      79          28.7%        $137,239        $960,000  01/11/2005       Strategic Restaurants Acquisition Corp.
      80          28.7%        $135,810        $950,000  01/18/2005       Strategic Restaurants Acquisition Corp.
      81          28.7%        $134,379        $940,000  01/17/2005       Strategic Restaurants Acquisition Corp.
      82          28.7%        $132,950        $930,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      83          28.7%        $131,521        $920,000  01/13/2005       Strategic Restaurants Acquisition Corp.
      84          28.7%        $131,521        $920,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      85          28.7%        $130,092        $910,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      86          28.7%        $130,092        $910,000  01/11/2005       Strategic Restaurants Acquisition Corp.
      87          28.7%        $130,092        $910,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      88          28.7%        $130,092        $910,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      89          28.7%        $130,092        $910,000  01/11/2005       Strategic Restaurants Acquisition Corp.
      90          28.7%        $128,661        $900,000  01/11/2005       Strategic Restaurants Acquisition Corp.
      91          28.7%        $127,232        $890,000  01/11/2005       Strategic Restaurants Acquisition Corp.
      92          28.7%        $127,232        $890,000  01/12/2005       Strategic Restaurants Acquisition Corp.
      93          28.7%        $124,372        $870,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      94          28.7%        $124,372        $870,000  01/18/2005       Strategic Restaurants Acquisition Corp.
      95          28.7%        $122,943        $860,000  01/18/2005       Strategic Restaurants Acquisition Corp.
      96          28.7%        $121,514        $850,000  01/13/2005       Strategic Restaurants Acquisition Corp.
      97          28.7%        $120,084        $840,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      98          28.7%        $118,654        $830,000  01/10/2005       Strategic Restaurants Acquisition Corp.
      99          28.7%        $118,654        $830,000  01/12/2005       Strategic Restaurants Acquisition Corp.
     100          28.7%        $117,224        $820,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     101          28.7%        $115,795        $810,000  01/17/2005       Strategic Restaurants Acquisition Corp.
     102          28.7%        $115,795        $810,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     103          28.7%        $115,795        $810,000  01/12/2005       Strategic Restaurants Acquisition Corp.
     104          28.7%        $115,795        $810,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     105          28.7%        $112,935        $790,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     106          28.7%        $112,935        $790,000  01/18/2005       Strategic Restaurants Acquisition Corp.
     107          28.7%        $112,935        $790,000  01/13/2005       Strategic Restaurants Acquisition Corp.
     108          28.7%        $112,935        $790,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     109          28.7%        $110,077        $770,000  01/12/2005       Strategic Restaurants Acquisition Corp.
     110          28.7%        $104,359        $730,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     111          28.7%        $102,928        $720,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     112          28.7%         $97,210        $380,000  01/18/2005       Strategic Restaurants Acquisition Corp.
     113          28.7%         $95,781        $670,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     114          28.7%         $88,634        $620,000  01/11/2005       Strategic Restaurants Acquisition Corp.
     115          28.7%         $75,767        $530,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     116          28.7%         $68,619        $480,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     117          28.7%         $67,190        $470,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     118          28.7%         $65,760        $460,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     119          28.7%         $61,472        $430,000  01/11/2005       Strategic Restaurants Acquisition Corp.
     120          28.7%         $61,472        $430,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     121          28.7%         $52,894        $370,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     122          28.7%         $47,176        $330,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     123          28.7%         $35,740        $250,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     124          28.7%         $28,591        $200,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     125          28.7%          $2,860         $20,000  01/10/2005       Strategic Restaurants Acquisition Corp.
     126          46.0%     $11,125,000     $22,300,000  12/22/2004       Sam's Club
     127          46.0%      $3,610,000      $9,700,000  12/22/2004       Illinois Department of State
     128          47.3%     $12,287,725     $26,000,000  05/11/2005       Clear Channel Broadcasting
     129          35.0%     $11,200,273     $32,000,000  04/01/2005       NAP
     130          60.2%     $13,127,500     $21,800,000  02/17/2005       Jewel / Osco
     131          67.1%     $10,810,176     $16,100,000  04/27/2005       NAP
     132          66.3%     $11,748,614     $17,725,000  02/22/2005       The Designory
     133          49.2%     $12,050,000     $24,500,000  12/22/2004       Kohl's Department Store
     134          55.9%      $9,946,696     $17,800,000  01/20/2005       Marshall's
     135          54.5%      $3,933,000      $7,400,000  03/01/2005       Academy Sports and Outdoors
     136          54.5%      $2,920,000      $5,260,000  06/09/2004       Academy Sports and Outdoors
     137          54.5%      $2,775,000      $5,000,000  08/09/2004       Academy Sports and Outdoors
     138          54.5%      $2,337,500      $4,300,000  12/01/2004       Academy Sports and Outdoors
     139          47.5%     $11,640,000     $24,500,000  12/22/2004       Linens N Things
     140          59.4%     $10,158,732     $17,100,000  05/05/2005       Hanmi Bank
     141           0.8%        $211,076     $27,700,000  03/16/2005       King Cullen
     142          53.6%      $9,642,760     $18,000,000  04/29/2005       Tensar
     143          62.1%      $9,568,403     $15,400,000  04/14/2005       Albertsons
     144          55.8%      $8,697,048     $15,600,000  03/17/2005       NAP
     145          50.0%      $7,980,456     $15,950,000  10/14/2004       Carnival Food Store
     146          17.4%      $4,677,291     $26,910,000  12/22/2004       FOOD 4 LESS
     147          71.9%     $10,500,000     $14,600,000  12/16/2004       Cardiac Specialists of Fairfield, PC
     148          46.2%      $9,662,398     $20,900,000  03/28/2005       NAP
     149          61.0%      $8,360,679     $13,700,000  01/06/2005       City of Alexandria
     150          53.9%      $8,153,914     $15,130,000  02/18/2005       The Northface, Inc.
     151          52.2%      $7,677,986     $14,700,000  04/04/2005       NAP
     152          62.5%      $7,870,437     $12,600,000  04/12/2005       South Central Pool
     153          50.6%      $7,814,542     $15,450,000  02/17/2005       Washington Mutual
     154          69.4%      $8,329,009     $12,000,000  02/02/2005       NAP
     155          49.8%      $7,019,060     $14,100,000  04/15/2005       NAP
     156          37.1%      $7,757,791     $20,900,000  03/28/2005       NAP
     157          53.3%      $7,136,274     $13,400,000  04/14/2005       Polo / W Hartford
     158          70.7%      $7,176,673     $10,150,000  04/15/2005       DEL Management, Inc.
     159          28.2%      $6,637,322     $23,500,000  03/07/2005       Albertson's / American Stores Properties, Inc.
     160          49.6%      $5,698,920     $11,500,000  04/21/2005       NAP
     161          52.7%      $5,998,274     $11,390,000  03/24/2005       NAP
     162          46.2%      $5,264,593     $11,400,000  02/02/2005       Metro Vision Ltd.
     163          45.1%      $5,914,433     $13,100,000  03/01/2005       IDEXX Veterinary Services
     164          58.2%      $5,717,531      $9,830,000  03/08/2005       Bio-Medical Applications of California
     165          53.4%      $5,125,046      $9,600,000  03/22/2005       NAP
     166          55.8%      $5,501,276      $9,860,000  04/27/2005       NAP
     167          41.2%      $6,425,000     $15,600,000  12/22/2004       Salon Suites Ltd.
     168          64.1%      $5,289,100      $8,250,000  06/01/2005       Velocity Sports
     169          47.8%      $5,020,367     $10,500,000  03/11/2005       NAP
     170          33.5%      $5,026,352     $15,000,000  04/07/2005       CRIST LAW
     171          39.2%      $3,924,028     $10,000,000  01/11/2005       EDO Corporation
     172          57.7%      $4,758,958      $8,250,000  12/06/2004       Gart Bros. Sporting Goods Company
     173          51.3%      $4,397,413      $8,580,000  02/25/2005       Bally's Total Fitness
     174          61.5%      $4,919,868      $8,000,000  04/28/2005       Junior Achievement of the Palm Beaches
     175          63.4%      $4,628,584      $7,300,000  06/01/2005       University of Colorado Hospital Authority
     176          47.1%      $4,189,969      $8,900,000  02/08/2005       24 Hour Fitness
     177          54.4%      $4,626,589      $8,500,000  03/22/2005       Westwood Financial Corp.
     178          47.0%      $5,265,000     $11,200,000  12/22/2004       Calico Corners
     179          64.8%      $4,537,454      $7,000,000  04/22/2005       Renew Therapy Center of Port St. Lucie
     180          60.1%      $3,964,428      $6,600,000  04/27/2005       Scientech, INC
     181          66.0%      $4,456,247      $6,750,000  04/28/2005       Wackenhut Resources, Inc.

     182          46.8%        $539,747      $1,120,000  04/29/2004       Circle K Stores, Inc.
     183          46.8%        $505,543      $1,080,000  05/02/2004       Circle K Stores, Inc.
     184          46.8%        $486,355        $910,000  07/01/2004       Circle K Stores, Inc.
     185          46.8%        $470,506      $1,000,000  05/03/2004       Circle K Stores, Inc.
     186          46.8%        $452,986        $970,000  05/03/2004       Circle K Stores, Inc.
     187          46.8%        $437,970      $1,300,000  05/02/2004       Circle K Stores, Inc.
     188          46.8%        $437,970        $870,000  05/02/2004       Circle K Stores, Inc.
     189          46.8%        $406,269        $900,000  04/29/2004       Circle K Stores, Inc.
     190          46.8%        $374,569        $640,000  07/01/2004       Circle K Stores, Inc.
     191          59.1%      $4,157,466      $7,040,000  03/21/2005       Genmark

     192          46.1%        $522,227      $1,050,000  05/03/2004       Circle K Stores, Inc.
     193          46.1%        $462,997      $1,050,000  05/07/2004       Circle K Stores, Inc.
     194          46.1%        $462,997      $1,170,000  05/03/2004       Circle K Stores, Inc.
     195          46.1%        $441,307        $880,000  05/03/2004       Circle K Stores, Inc.
     196          46.1%        $419,617      $1,410,000  05/03/2004       Circle K Stores, Inc.
     197          46.1%        $371,232        $770,000  04/30/2004       Circle K Stores, Inc.
     198          46.1%        $359,552        $430,000  07/01/2004       Circle K Stores, Inc.
     199          46.1%        $344,537        $710,000  07/05/2004       Circle K Stores, Inc.
     200          46.1%        $306,996        $550,000  07/05/2004       Circle K Stores, Inc.
     201          46.1%        $266,953        $570,000  06/28/2004       Circle K Stores, Inc.
     202          62.8%      $3,990,447      $6,350,000  04/15/2005       Vanman Companies
     203          55.1%      $3,814,252      $6,920,000  03/21/2005       Genmark
     204          59.5%      $3,749,975      $6,300,000  04/04/2005       Duane Reade
     205          56.0%      $3,809,938      $6,800,000  04/20/2005       The Art Institute of Ft
     206          67.3%      $3,803,177      $5,650,000  04/30/2005       Salon Studio Suites

     207          49.6%      $2,365,000      $4,750,000  04/19/2005       Barnes & Nobles Building
     208          49.6%      $1,800,000      $3,650,000  04/19/2005       Bank of America Branch
     209          52.5%      $3,152,266      $6,000,000  01/01/2005       PDI Enterprises, Inc.
     210          64.2%      $3,426,945      $5,340,000  02/04/2005       NAP
     211          38.1%      $3,046,186      $8,000,000  03/30/2005       NAP
     212          53.8%      $3,065,126      $5,700,000  03/14/2005       NAP
     213          52.0%      $2,966,314      $5,700,000  03/18/2005       NAP
     214          41.4%      $3,189,549      $7,700,000  12/31/2004       Lowe's Companies, Inc.
     215          57.2%      $3,119,606      $5,450,000  04/19/2005       Corwil Technology Corporation
     216          71.7%      $3,297,594      $4,600,000  04/25/2005       Pick 'N Save
     217          55.1%      $2,862,630      $5,200,000  06/18/2004       NAP
     218          53.5%      $3,103,152      $5,800,000  04/28/2005       United States Government / Department of Veterans Affairs
     219          47.6%      $2,929,338      $6,150,000  04/22/2005       Consolidated Elect.
     220          54.4%      $2,667,979      $4,900,000  04/13/2005       Dollar Tree
     221          60.0%      $2,804,030      $4,675,000  04/18/2005       Sno Valley Gymnastics
     222          53.9%      $3,217,500      $5,970,000  03/10/2005       Walgreen Co.
     223          40.6%      $2,640,016      $6,500,000  02/16/2005       Sprint
     224          46.6%      $2,635,647      $5,650,000  01/19/2005       Hacienda Restaurant & Bar
     225          52.6%      $2,383,134      $4,530,000  05/10/2005       Eckerd Corporation
     226          58.8%      $2,353,951      $4,000,000  03/18/2005       NAP
     227          22.3%      $1,377,682      $6,180,000  04/07/2005       LA Unified School District
     228          41.2%      $2,347,684      $5,700,000  01/04/2005       CVS Pharmacy, Inc.
     229          32.4%      $2,508,755      $7,750,000  04/20/2005       NAP
     230          46.5%      $2,533,854      $5,450,000  08/10/2004       Novi Souvlaki
     231           1.6%        $101,348      $6,175,000  04/06/2005       Young Life
     232          42.4%      $1,867,489      $4,400,000  04/01/2005       NAP
     233           1.2%         $58,999      $4,800,000  02/23/2005       Vitamin Shoppe
     234          52.6%      $2,497,483      $4,750,000  04/01/2005       Blockbuster Video
     235          53.3%      $2,085,230      $3,910,000  03/26/2005       Eckerd Corporation
     236          50.1%      $2,080,940      $4,150,000  04/05/2005       NAP
     237          43.1%      $1,897,538      $4,400,000  12/16/2004       Lowe's Martinsburg
     238          56.3%      $2,168,544      $3,850,000  12/09/2004       The Apprehensive Patient
     239          44.7%      $2,011,520      $4,500,000  03/30/2005       Star Pacific
     240          52.2%      $2,190,550      $4,200,000  02/02/2005       Eckerd Corporation
     241          55.3%      $2,157,435      $3,900,000  01/31/2005       NAP
     242          54.8%      $2,028,801      $3,700,000  05/03/2005       Niebaum-Coppola
     243           0.3%         $17,386      $6,900,000  04/20/2005       Walgreen Co.
     244          57.6%      $2,074,960      $3,600,000  10/08/2004       Town & Country Liquors
     245          57.5%      $1,801,265      $3,135,000  01/14/2005       NAP
     246          61.2%      $1,898,686      $3,100,000  03/01/2005       Russ Lyon Realty
     247          43.3%      $1,776,962      $4,100,000  12/23/2004       NAP
     248          42.3%      $1,713,504      $4,050,000  12/09/2004       Hook-SupeRx, Inc.
     249          26.7%      $1,306,995      $4,900,000  04/15/2005       Pep Boys #778
     250          64.9%      $1,687,787      $2,600,000  04/12/2005       Prince George's County, Maryland
     251          33.2%      $1,678,147      $5,050,000  04/16/2005       NAP
     252          49.1%      $1,719,714      $3,500,000  03/21/2005       D.R. Horton, Inc.
     253          58.1%      $1,625,947      $2,800,000  03/19/2005       Mom's Washateria
     254          52.2%      $1,629,876      $3,125,000  04/11/2005       NAP
     255          49.7%      $1,565,688      $3,150,000  04/29/2005       NAP
     256          62.7%      $1,473,942      $2,350,000  03/08/2005       NAP
     257          38.0%      $1,405,039      $3,700,000  12/23/2004       NAP
     258          37.9%      $1,363,716      $3,600,000  01/10/2005       NAP
     259          11.4%        $319,900      $2,800,000  03/01/2005       Ticor Title (American Title Insurance)
     260          63.0%      $1,355,044      $2,150,000  04/11/2005       Mattress Giant
     261           1.8%         $44,262      $2,500,000  03/25/2005       Panda Express
     262          41.0%        $963,810      $2,350,000  05/12/2005       NAP
     263          57.3%      $1,289,196      $2,250,000  03/25/2005       Desert Discount Cleaners
     264          57.0%      $1,309,895      $2,300,000  04/01/2005       Ultra Fitness
     265          42.7%      $1,173,987      $2,750,000  03/15/2005       Performance Box
     266           0.4%         $23,792      $5,935,000  08/01/2005       Mattress Giant
     267          54.5%      $1,122,712      $2,060,000  02/22/2005       Washington Mutual
                  55.9%        $357,535        $640,000  04/29/2005       Dolgencorp, Inc.
     268          55.9%        $357,535        $640,000  04/29/2005       Dolgencorp, Inc.
     269          55.9%        $340,738        $610,000  04/29/2005       Dolgencorp, Inc.
     270          55.9%        $321,188        $575,000  04/29/2005       Dolgencorp, Inc.
     271           0.8%         $39,228      $4,700,000  05/05/2005       Walgreen Co.
     272          43.9%      $1,074,442      $2,450,000  01/02/2005       NAP
     273          33.4%      $1,002,174      $3,000,000  04/14/2005       NAP
     274          56.5%      $1,016,307      $1,800,000  10/08/2004       Rainbow Academy
     275          43.7%      $1,008,520      $2,310,000  10/21/2004       JCIL / Infinity Computers
     276          21.5%        $698,800      $3,250,000  02/15/2005       Rite Aid
     277          63.2%        $726,367      $1,150,000  04/01/2005       NAP

TOTALS AND
WEIGHTED
AVERAGES:         52.7%




----------------------------------------------------------------------------------------------------------------------
   MORTGAGE           LEASE                                                                             LEASE
   LOAN NO.      EXPIRATION DATE          % NSF        SECOND LARGEST TENANT(12)                   EXPIRATION DATE
----------------------------------------------------------------------------------------------------------------------

      1             11/30/2010            10.3%        Niles Bolton Associates                        12/31/2009

      2                NAP                  NAP        NAP                                               NAP
      3                NAP                  NAP        NAP                                               NAP
      4                NAP                  NAP        NAP                                               NAP
      5                NAP                  NAP        NAP                                               NAP
      6                NAP                  NAP        NAP                                               NAP
      7                NAP                  NAP        NAP                                               NAP
      8                NAP                  NAP        NAP                                               NAP
      9                NAP                  NAP        NAP                                               NAP
      10               NAP                  NAP        NAP                                               NAP
      11            07/01/2010            85.6%        Impinj                                         08/01/2010
      12            03/31/2016           100.0%        NAP                                               NAP
      13               NAP                  NAP        NAP                                               NAP
      14            02/28/2020            23.9%        Marshall's                                     01/31/2009
      15            03/31/2024            57.8%        Mi Luna Restaurant                             03/31/2010
      16               NAP                  NAP        NAP                                               NAP
      17            04/30/2022            52.0%        Sam's Club                                     05/31/2022
      18               NAP                  NAP        NAP                                               NAP
      19               NAP                  NAP        NAP                                               NAP
      20            06/30/2016            32.4%        IMS Health Inc.                                07/31/2009
      21            02/28/2011            39.5%        MPC Products Corporation                       12/31/2009
      22            08/31/2023            59.4%        Fairfield Chemical                             03/31/2006
      23            05/31/2014            30.8%        Diesel                                         01/31/2014
      24               NAP                  NAP        NAP                                               NAP
      25               NAP                  NAP        NAP                                               NAP
      26            01/31/2011            48.9%        Marshall's (TJ Maxx)                           01/31/2011
      27            02/28/2015            10.9%        Buckhead Uniform Shop                          12/31/2008

      28            05/31/2030           100.0%        NAP                                               NAP
      29            05/31/2030           100.0%        NAP                                               NAP
      30            05/31/2030           100.0%        NAP                                               NAP
      31            05/31/2030           100.0%        NAP                                               NAP
      32            05/31/2030           100.0%        NAP                                               NAP
      33            05/31/2020            76.2%        General Services -(IRS)                        10/18/2010
      34            09/30/2019            24.7%        Party City                                     09/30/2014
      35               NAP                  NAP        NAP                                               NAP

      36            06/05/2029           100.0%        NAP                                               NAP
      37            06/05/2029           100.0%        NAP                                               NAP
      38            06/05/2029           100.0%        NAP                                               NAP
      39            06/05/2029           100.0%        NAP                                               NAP
      40            06/05/2029           100.0%        NAP                                               NAP
      41            06/05/2029           100.0%        NAP                                               NAP
      42            06/05/2029           100.0%        NAP                                               NAP
      43            06/05/2029           100.0%        NAP                                               NAP
      44            06/05/2029           100.0%        NAP                                               NAP
      45            06/05/2029           100.0%        NAP                                               NAP
      46            06/05/2029           100.0%        NAP                                               NAP
      47            06/05/2029           100.0%        NAP                                               NAP
      48            06/05/2029           100.0%        NAP                                               NAP
      49            06/05/2029           100.0%        NAP                                               NAP
      50            06/05/2029           100.0%        NAP                                               NAP
      51            06/05/2029           100.0%        NAP                                               NAP
      52            06/05/2029           100.0%        NAP                                               NAP
      53            06/05/2029           100.0%        NAP                                               NAP
      54            06/05/2029           100.0%        NAP                                               NAP
      55            06/05/2029           100.0%        NAP                                               NAP
      56            06/05/2029           100.0%        NAP                                               NAP
      57            06/05/2029           100.0%        NAP                                               NAP
      58            06/05/2029           100.0%        NAP                                               NAP
      59            06/05/2029           100.0%        NAP                                               NAP
      60            06/05/2029           100.0%        NAP                                               NAP
      61            06/05/2029           100.0%        NAP                                               NAP
      62            06/05/2029           100.0%        NAP                                               NAP
      63            06/05/2029           100.0%        NAP                                               NAP
      64            06/05/2029           100.0%        NAP                                               NAP
      65            06/05/2029           100.0%        NAP                                               NAP
      66            06/05/2029           100.0%        NAP                                               NAP
      67            06/05/2029           100.0%        NAP                                               NAP
      68            06/05/2029           100.0%        NAP                                               NAP
      69            06/05/2029           100.0%        NAP                                               NAP
      70            06/05/2029           100.0%        NAP                                               NAP
      71            06/05/2029           100.0%        NAP                                               NAP
      72            06/05/2029           100.0%        NAP                                               NAP
      73            06/05/2029           100.0%        NAP                                               NAP
      74            06/05/2029           100.0%        NAP                                               NAP
      75            06/05/2029           100.0%        NAP                                               NAP
      76            06/05/2029           100.0%        NAP                                               NAP
      77            06/05/2029           100.0%        NAP                                               NAP
      78            06/05/2029           100.0%        NAP                                               NAP
      79            06/05/2029           100.0%        NAP                                               NAP
      80            06/05/2029           100.0%        NAP                                               NAP
      81            06/05/2029           100.0%        NAP                                               NAP
      82            06/05/2029           100.0%        NAP                                               NAP
      83            06/05/2029           100.0%        NAP                                               NAP
      84            06/05/2029           100.0%        NAP                                               NAP
      85            06/05/2029           100.0%        NAP                                               NAP
      86            06/05/2029           100.0%        NAP                                               NAP
      87            06/05/2029           100.0%        NAP                                               NAP
      88            06/05/2029           100.0%        NAP                                               NAP
      89            06/05/2029           100.0%        NAP                                               NAP
      90            06/05/2029           100.0%        NAP                                               NAP
      91            06/05/2029           100.0%        NAP                                               NAP
      92            06/05/2029           100.0%        NAP                                               NAP
      93            06/05/2029           100.0%        NAP                                               NAP
      94            06/05/2029           100.0%        NAP                                               NAP
      95            06/05/2029           100.0%        NAP                                               NAP
      96            06/05/2029           100.0%        NAP                                               NAP
      97            06/05/2029           100.0%        NAP                                               NAP
      98            06/05/2029           100.0%        NAP                                               NAP
      99            06/05/2029           100.0%        NAP                                               NAP
     100            06/05/2029           100.0%        NAP                                               NAP
     101            06/05/2029           100.0%        NAP                                               NAP
     102            06/05/2029           100.0%        NAP                                               NAP
     103            06/05/2029           100.0%        NAP                                               NAP
     104            06/05/2029           100.0%        NAP                                               NAP
     105            06/05/2029           100.0%        NAP                                               NAP
     106            06/05/2029           100.0%        NAP                                               NAP
     107            06/05/2029           100.0%        NAP                                               NAP
     108            06/05/2029           100.0%        NAP                                               NAP
     109            06/05/2029           100.0%        NAP                                               NAP
     110            06/05/2029           100.0%        NAP                                               NAP
     111            06/05/2029           100.0%        NAP                                               NAP
     112            06/05/2029              NAP        NAP                                               NAP
     113            06/05/2029           100.0%        NAP                                               NAP
     114            06/05/2029           100.0%        NAP                                               NAP
     115            06/05/2029           100.0%        NAP                                               NAP
     116            06/05/2029           100.0%        NAP                                               NAP
     117            06/05/2029           100.0%        NAP                                               NAP
     118            06/05/2029           100.0%        NAP                                               NAP
     119            06/05/2029           100.0%        NAP                                               NAP
     120            06/05/2029           100.0%        NAP                                               NAP
     121            06/05/2029           100.0%        NAP                                               NAP
     122            06/05/2029           100.0%        NAP                                               NAP
     123            06/05/2029           100.0%        NAP                                               NAP
     124            06/05/2029           100.0%        NAP                                               NAP
     125            06/05/2029           100.0%        NAP                                               NAP
     126            11/01/2011            46.2%        Babies 'R' Us                                  01/31/2006
     127               MTM                18.8%        Schroeder's Ace Hardware                       05/30/2010
     128            08/14/2012            12.7%        Littlefield Hospitality, Inc.                  08/31/2009
     129               NAP                  NAP        NAP                                               NAP
     130            01/31/2022            60.4%        Beauty World                                   05/31/2012
     131               NAP                  NAP        NAP                                               NAP
     132            01/31/2008            44.9%        Barrister Executive Suites, Inc.               03/31/2012
     133            10/01/2012            46.9%        Jo-Ann Fabrics                                 01/01/2014
     134            04/30/2010            30.5%        Trader Joe's                                   10/31/2016
     135            01/31/2025           100.0%        NAP                                               NAP
     136            07/31/2024           100.0%        NAP                                               NAP
     137            10/31/2024           100.0%        NAP                                               NAP
     138            10/31/2024           100.0%        NAP                                               NAP
     139            01/31/2015            35.0%        DSW Shoe Warehouse                             11/30/2009
     140            02/28/2007             9.4%        New Garden Restaurnat                          06/30/2009
     141            07/31/2009            34.8%        Eckerd                                         07/31/2009
     142            10/31/2007             9.4%        Impulse                                        04/30/2009
     143            07/31/2016            51.5%        SD Fitness Center                              12/31/2007
     144               NAP                  NAP        NAP                                               NAP
     145            03/31/2023            45.1%        Bally's Total Fitness                          05/31/2015
     146            01/31/2017            34.5%        Salvation Army                                 09/30/2007
     147            09/30/2013            15.8%        Spa at Brickwalk (Devalmar)                    10/31/2006
     148               NAP                  NAP        NAP                                               NAP
     149            06/30/2009            66.7%        Potomac West Antiques                          04/30/2007
     150            05/15/2008            55.4%        Pacific Snapple Distributors                   04/30/2011
     151               NAP                  NAP        NAP                                               NAP
     152            05/31/2015            40.8%        Stirling Properties                            05/31/2015
     153            07/31/2015             9.4%        La Madeleine                                   06/30/2007
     154               NAP                  NAP        NAP                                               NAP
     155               NAP                  NAP        NAP                                               NAP
     156               NAP                  NAP        NAP                                               NAP
     157            01/03/2031            58.7%        Walgreen Co.                                   02/01/2031
     158            05/31/2014            20.1%        Morgan Technology, LLC                         04/30/2008
     159            09/30/2016            32.5%        County Ventura Medical Center                  09/30/2006
     160               NAP                  NAP        NAP                                               NAP
     161               NAP                  NAP        NAP                                               NAP
     162            11/30/2012            49.9%        The Original Supermarket Corp.                 09/30/2011
     163            02/28/2010            22.6%        Dallas Veterinary Surgical Center              02/28/2020
     164            01/31/2013            20.4%        Brentwood Dentistry                            03/31/2011
     165               NAP                  NAP        NAP                                               NAP
     166               NAP                  NAP        NAP                                               NAP
     167            12/31/2005            13.3%        Bar Louie                                      09/30/2011
     168            06/30/2014            51.2%        Exodus Sports                                  01/12/2010
     169               NAP                  NAP        NAP                                               NAP
     170            09/30/2005            19.6%        MOORMAN & CO                                   12/31/2008
     171            01/01/2020           100.0%        NAP                                               NAP
     172            01/31/2017           100.0%        NAP                                               NAP
     173            11/30/2018            65.9%        Home Design Furniture                          02/28/2013
     174            10/31/2005            18.6%        Simmons & White, Inc.                          06/30/2008
     175            06/30/2017           100.0%        NAP                                               NAP
     176            03/31/2010           100.0%        NAP                                               NAP
     177            12/31/2017            33.8%        Metropolitan West Securirties                  12/31/2017
     178            12/30/2005            12.6%        Egg Harbor Cafe                                02/28/2006
     179            09/30/2010            10.1%        Physicians Immediate Care, Inc.                05/31/2008
     180            12/31/2011            55.4%        Godfather's Pizza                              10/31/2006
     181            03/31/2008            60.0%        Kimley-Horn and Associates                     02/28/2007

     182            03/18/2019           100.0%        NAP                                               NAP
     183            03/18/2019           100.0%        NAP                                               NAP
     184            03/18/2019           100.0%        NAP                                               NAP
     185            03/18/2019           100.0%        NAP                                               NAP
     186            03/18/2019           100.0%        NAP                                               NAP
     187            03/18/2019           100.0%        NAP                                               NAP
     188            03/18/2019           100.0%        NAP                                               NAP
     189            03/18/2019           100.0%        NAP                                               NAP
     190            03/18/2019           100.0%        NAP                                               NAP
     191            04/30/2014           100.0%        NAP                                               NAP

     192            03/18/2020           100.0%        NAP                                               NAP
     193            03/18/2020           100.0%        NAP                                               NAP
     194            03/18/2020           100.0%        NAP                                               NAP
     195            03/18/2020           100.0%        NAP                                               NAP
     196            03/18/2020           100.0%        NAP                                               NAP
     197            03/18/2020           100.0%        NAP                                               NAP
     198            03/18/2020           100.0%        NAP                                               NAP
     199            03/18/2020           100.0%        NAP                                               NAP
     200            03/18/2020           100.0%        NAP                                               NAP
     201            03/18/2020           100.0%        NAP                                               NAP
     202            04/30/2011            16.4%        Photo Fast - Production                        05/31/2011
     203            04/30/2013           100.0%        NAP                                               NAP
     204            10/31/2019            58.0%        Mount Sinai Hospital                           09/30/2014
     205            06/30/2014            39.1%        Beger Realty Corp                              01/31/2008
     206            05/31/2008            14.8%        Denbai / Chonas Mexican                        02/28/2010

     207            12/31/2030            40.3%        Olive Garden                                   12/31/2007
     208            12/31/2008            57.0%        Burger King                                    12/31/2020
     209            12/31/2022           100.0%        NAP                                               NAP
     210               NAP                  NAP        NAP                                               NAP
     211               NAP                  NAP        NAP                                               NAP
     212               NAP                  NAP        NAP                                               NAP
     213               NAP                  NAP        NAP                                               NAP
     214            10/01/2014           100.0%        NAP                                               NAP
     215            01/31/2012            58.4%        Neoscale Systems, Inc.                         09/30/2009
     216            06/30/2012           100.0%        NAP                                               NAP
     217               NAP                  NAP        NAP                                               NAP
     218            04/30/2006            30.1%        McMahon Associates, Inc.                       10/31/2009
     219            04/30/2009            16.2%        TSC Restoration, Inc                           03/14/2010
     220            01/31/2007            19.1%        China Buffet                                   02/28/2007
     221            10/31/2009            25.1%        Mt. Si Family Fitness                          05/31/2010
     222            01/31/2061           100.0%        NAP                                               NAP
     223            11/30/2014            24.6%        Sylvan                                         02/28/2010
     224            01/31/2007            21.4%        Flowing Tide Pub                               03/31/2007
     225            12/16/2022           100.0%        NAP                                               NAP
     226               NAP                  NAP        NAP                                               NAP
     227            02/28/2014           100.0%        NAP                                               NAP
     228            11/30/2019           100.0%        NAP                                               NAP
     229               NAP                  NAP        NAP                                               NAP
     230            07/31/2009            18.0%        Countrywide                                    02/28/2010
     231               MTM               100.0%        NAP                                               NAP
     232               NAP                  NAP        NAP                                               NAP
     233            01/31/2015            38.5%        London Gold                                    10/30/2014
     234            08/31/2007            25.6%        Bond's Sports Grill                            06/30/2009
     235            11/08/2024           100.0%        NAP                                               NAP
     236               NAP                  NAP        NAP                                               NAP
     237            05/31/2013           100.0%        NAP                                               NAP
     238            11/30/2010            14.1%        Bronze Tanning Factory Club                    02/28/2006
     239            09/30/2009           100.0%        NAP                                               NAP
     240            08/28/2027           100.0%        NAP                                               NAP
     241               NAP                  NAP        NAP                                               NAP
     242            12/14/2006            16.7%        Duckhorn Wines                                 01/31/2006
     243            10/31/2079           100.0%        NAP                                               NAP
     244            11/30/2010            39.8%        Perkins Diner                                  05/30/2010
     245               NAP                  NAP        NAP                                               NAP
     246            10/31/2010            38.8%        First American Title Insurance Co.             08/31/2009
     247               NAP                  NAP        NAP                                               NAP
     248            06/30/2023           100.0%        NAP                                               NAP
     249            01/31/2010            43.7%        Wherehouse                                     01/31/2011
     250            03/31/2010            55.5%        Hertz Equipment Rental Corporation             03/31/2007
     251               NAP                  NAP        NAP                                               NAP
     252            06/05/2006            19.7%        Grand Floor Design, Inc.                          MTM
     253            01/31/2007            23.8%        Regia Meat Market                              12/31/2008
     254               NAP                  NAP        NAP                                               NAP
     255               NAP                  NAP        NAP                                               NAP
     256               NAP                  NAP        NAP                                               NAP
     257               NAP                  NAP        NAP                                               NAP
     258               NAP                  NAP        NAP                                               NAP
     259            09/30/2007            51.3%        London Gold                                    10/31/2013
     260            11/30/2014            61.0%        Verizon Wireless                               11/30/2009
     261            04/30/2015            39.3%        Ritz Camera Centers, Inc.                      04/30/2015
     262               NAP                  NAP        NAP                                               NAP
     263            10/31/2013            78.1%        Subway                                         09/30/2008
     264            01/14/2010            77.9%        AZ Advanced Physical Therapy                   12/31/2006
     265            04/30/2008            28.5%        Pitman Co.                                     10/31/2006
     266            05/31/2010            23.5%        Pak Mail                                       02/28/2010
     267            03/27/2010            52.1%        Pizza Hut                                      05/01/2010
                    07/31/2013           100.0%        NAP                                               NAP
     268            07/31/2013           100.0%        NAP                                               NAP
     269            02/28/2014           100.0%        NAP                                               NAP
     270            02/28/2014           100.0%        NAP                                               NAP
     271            06/30/2030           100.0%        NAP                                               NAP
     272               NAP                  NAP        NAP                                               NAP
     273               NAP                  NAP        NAP                                               NAP
     274            11/01/2019            73.8%        Dunkin Donuts                                  01/01/2020
     275            05/24/2014            50.5%        Straw Hat Pizza                                12/31/2009
     276            09/30/2024           100.0%        NAP                                               NAP
     277               NAP                  NAP        NAP                                               NAP

TOTALS AND
WEIGHTED
AVERAGES:




--------------------------------------------------------------------------------------------------------------
   MORTGAGE                                                                         LEASE
   LOAN NO.         % NSF      THIRD LARGEST TENANT(12)                        EXPIRATION DATE          % NSF
--------------------------------------------------------------------------------------------------------------

      1              7.2%      Morgan Keegan                                     06/30/2008              6.6%

      2               NAP      NAP                                                   NAP                  NAP
      3               NAP      NAP                                                   NAP                  NAP
      4               NAP      NAP                                                   NAP                  NAP
      5               NAP      NAP                                                   NAP                  NAP
      6               NAP      NAP                                                   NAP                  NAP
      7               NAP      NAP                                                   NAP                  NAP
      8               NAP      NAP                                                   NAP                  NAP
      9               NAP      NAP                                                   NAP                  NAP
      10              NAP      NAP                                                   NAP                  NAP
      11             7.1%      Surreal                                           02/01/2009              5.6%
      12              NAP      NAP                                                   NAP                  NAP
      13              NAP      NAP                                                   NAP                  NAP
      14            11.3%      Home Goods                                        09/30/2010              9.5%
      15             4.0%      The Radiance Group, LLC                           04/30/2010              3.2%
      16              NAP      NAP                                                   NAP                  NAP
      17            48.0%      NAP                                                   NAP                  NAP
      18              NAP      NAP                                                   NAP                  NAP
      19              NAP      NAP                                                   NAP                  NAP
      20            17.9%      Merrill Lynch                                     06/30/2011             17.9%
      21            27.9%      Thomas Industries, Inc.                           05/31/2010             11.6%
      22             6.2%      Movie Gallery                                     09/30/2007              5.6%
      23            28.6%      Puma                                              01/31/2010             28.6%
      24              NAP      NAP                                                   NAP                  NAP
      25              NAP      NAP                                                   NAP                  NAP
      26            30.6%      DSW Shoe Warehouse                                10/31/2010             20.4%
      27             9.0%      Trading Zone, Inc.                                10/31/2009              5.7%

      28              NAP      NAP                                                   NAP                  NAP
      29              NAP      NAP                                                   NAP                  NAP
      30              NAP      NAP                                                   NAP                  NAP
      31              NAP      NAP                                                   NAP                  NAP
      32              NAP      NAP                                                   NAP                  NAP
      33            23.4%      VECO Corporation Inc. (HUD)                       05/31/2020              8.8%
      34            16.4%      Cici's Pizza                                      08/31/2014              6.6%
      35              NAP      NAP                                                   NAP                  NAP

      36              NAP      NAP                                                   NAP                  NAP
      37              NAP      NAP                                                   NAP                  NAP
      38              NAP      NAP                                                   NAP                  NAP
      39              NAP      NAP                                                   NAP                  NAP
      40              NAP      NAP                                                   NAP                  NAP
      41              NAP      NAP                                                   NAP                  NAP
      42              NAP      NAP                                                   NAP                  NAP
      43              NAP      NAP                                                   NAP                  NAP
      44              NAP      NAP                                                   NAP                  NAP
      45              NAP      NAP                                                   NAP                  NAP
      46              NAP      NAP                                                   NAP                  NAP
      47              NAP      NAP                                                   NAP                  NAP
      48              NAP      NAP                                                   NAP                  NAP
      49              NAP      NAP                                                   NAP                  NAP
      50              NAP      NAP                                                   NAP                  NAP
      51              NAP      NAP                                                   NAP                  NAP
      52              NAP      NAP                                                   NAP                  NAP
      53              NAP      NAP                                                   NAP                  NAP
      54              NAP      NAP                                                   NAP                  NAP
      55              NAP      NAP                                                   NAP                  NAP
      56              NAP      NAP                                                   NAP                  NAP
      57              NAP      NAP                                                   NAP                  NAP
      58              NAP      NAP                                                   NAP                  NAP
      59              NAP      NAP                                                   NAP                  NAP
      60              NAP      NAP                                                   NAP                  NAP
      61              NAP      NAP                                                   NAP                  NAP
      62              NAP      NAP                                                   NAP                  NAP
      63              NAP      NAP                                                   NAP                  NAP
      64              NAP      NAP                                                   NAP                  NAP
      65              NAP      NAP                                                   NAP                  NAP
      66              NAP      NAP                                                   NAP                  NAP
      67              NAP      NAP                                                   NAP                  NAP
      68              NAP      NAP                                                   NAP                  NAP
      69              NAP      NAP                                                   NAP                  NAP
      70              NAP      NAP                                                   NAP                  NAP
      71              NAP      NAP                                                   NAP                  NAP
      72              NAP      NAP                                                   NAP                  NAP
      73              NAP      NAP                                                   NAP                  NAP
      74              NAP      NAP                                                   NAP                  NAP
      75              NAP      NAP                                                   NAP                  NAP
      76              NAP      NAP                                                   NAP                  NAP
      77              NAP      NAP                                                   NAP                  NAP
      78              NAP      NAP                                                   NAP                  NAP
      79              NAP      NAP                                                   NAP                  NAP
      80              NAP      NAP                                                   NAP                  NAP
      81              NAP      NAP                                                   NAP                  NAP
      82              NAP      NAP                                                   NAP                  NAP
      83              NAP      NAP                                                   NAP                  NAP
      84              NAP      NAP                                                   NAP                  NAP
      85              NAP      NAP                                                   NAP                  NAP
      86              NAP      NAP                                                   NAP                  NAP
      87              NAP      NAP                                                   NAP                  NAP
      88              NAP      NAP                                                   NAP                  NAP
      89              NAP      NAP                                                   NAP                  NAP
      90              NAP      NAP                                                   NAP                  NAP
      91              NAP      NAP                                                   NAP                  NAP
      92              NAP      NAP                                                   NAP                  NAP
      93              NAP      NAP                                                   NAP                  NAP
      94              NAP      NAP                                                   NAP                  NAP
      95              NAP      NAP                                                   NAP                  NAP
      96              NAP      NAP                                                   NAP                  NAP
      97              NAP      NAP                                                   NAP                  NAP
      98              NAP      NAP                                                   NAP                  NAP
      99              NAP      NAP                                                   NAP                  NAP
     100              NAP      NAP                                                   NAP                  NAP
     101              NAP      NAP                                                   NAP                  NAP
     102              NAP      NAP                                                   NAP                  NAP
     103              NAP      NAP                                                   NAP                  NAP
     104              NAP      NAP                                                   NAP                  NAP
     105              NAP      NAP                                                   NAP                  NAP
     106              NAP      NAP                                                   NAP                  NAP
     107              NAP      NAP                                                   NAP                  NAP
     108              NAP      NAP                                                   NAP                  NAP
     109              NAP      NAP                                                   NAP                  NAP
     110              NAP      NAP                                                   NAP                  NAP
     111              NAP      NAP                                                   NAP                  NAP
     112              NAP      NAP                                                   NAP                  NAP
     113              NAP      NAP                                                   NAP                  NAP
     114              NAP      NAP                                                   NAP                  NAP
     115              NAP      NAP                                                   NAP                  NAP
     116              NAP      NAP                                                   NAP                  NAP
     117              NAP      NAP                                                   NAP                  NAP
     118              NAP      NAP                                                   NAP                  NAP
     119              NAP      NAP                                                   NAP                  NAP
     120              NAP      NAP                                                   NAP                  NAP
     121              NAP      NAP                                                   NAP                  NAP
     122              NAP      NAP                                                   NAP                  NAP
     123              NAP      NAP                                                   NAP                  NAP
     124              NAP      NAP                                                   NAP                  NAP
     125              NAP      NAP                                                   NAP                  NAP
     126            18.7%      Office Max                                        01/01/2008             10.6%
     127            12.9%      Dollar General                                    10/31/2005              6.1%
     128            11.8%      Schupan Aluminum Sales                            01/14/2008              9.5%
     129              NAP      NAP                                                   NAP                  NAP
     130             6.7%      Fresh Wear                                        09/30/2012              3.8%
     131              NAP      NAP                                                   NAP                  NAP
     132            17.9%      City of Long Beach                                12/31/2009             15.5%
     133            18.5%      Barnes & Noble                                    10/01/2012             13.0%
     134            11.0%      Metropolitan Grill                                11/30/2006             10.1%
     135              NAP      NAP                                                   NAP                  NAP
     136              NAP      NAP                                                   NAP                  NAP
     137              NAP      NAP                                                   NAP                  NAP
     138              NAP      NAP                                                   NAP                  NAP
     139            22.7%      Pier 1 Imports                                    02/28/2009             11.6%
     140             9.1%      Diamond Realty                                    05/31/2006              7.2%
     141             8.5%      Mid Suffolk Pediatrics                            01/14/2011              5.4%
     142             6.1%      Polaris Marketing                                 08/31/2005              6.0%
     143             6.6%      Rent A Center, Inc.                               07/31/2006              4.7%
     144              NAP      NAP                                                   NAP                  NAP
     145            30.8%      Family Place Shop                                 03/31/2008              4.8%
     146             7.9%      CHUCK E CHEESES                                   12/31/2010              6.7%
     147             4.4%      Vino (Slice of Life)                              04/30/2010              4.2%
     148              NAP      NAP                                                   NAP                  NAP
     149            12.0%      Briar Teck                                        04/30/2008              5.5%
     150            44.6%      NAP                                                   NAP                  NAP
     151              NAP      NAP                                                   NAP                  NAP
     152            14.6%      Fuelman / Gascard                                 12/31/2008             11.6%
     153             8.4%      Ball's Hamburger                                  04/30/2008              8.2%
     154              NAP      NAP                                                   NAP                  NAP
     155              NAP      NAP                                                   NAP                  NAP
     156              NAP      NAP                                                   NAP                  NAP
     157            19.7%      Bertucci                                          08/31/2006             10.6%
     158            14.8%      Protection One Alarm                              04/30/2010              7.1%
     159             8.4%      Rite Aid                                          11/29/2011              7.9%
     160              NAP      NAP                                                   NAP                  NAP
     161              NAP      NAP                                                   NAP                  NAP
     162            13.8%      Lerner New York Inc.                              01/31/2013             13.0%
     163            22.1%      Animal Diagnostic Clinic                          02/28/2020             18.7%
     164            10.5%      John Muir / Mt. Diablo Therapy                    05/13/2007             10.5%
     165              NAP      NAP                                                   NAP                  NAP
     166              NAP      NAP                                                   NAP                  NAP
     167             9.3%      The Samba Room                                    12/31/2009              9.1%
     168            15.8%      Tuscany Village Salon                             05/15/2010             13.9%
     169              NAP      NAP                                                   NAP                  NAP
     170             9.8%      CARDOZA TRAVEL                                    12/31/2008              6.6%
     171              NAP      NAP                                                   NAP                  NAP
     172              NAP      NAP                                                   NAP                  NAP
     173            34.1%      NAP                                                   NAP                  NAP
     174             9.5%      Mizner Place MRI                                  09/30/2009              9.0%
     175              NAP      NAP                                                   NAP                  NAP
     176              NAP      NAP                                                   NAP                  NAP
     177            33.8%      Metropolitan West Financial                       08/31/2008             32.3%
     178             9.9%      Design, Inc.                                      10/30/2005              7.5%
     179             7.9%      Rock Solid Financial Group                        07/30/2010              6.0%
     180             6.5%      AMX International                                 07/31/2008              5.5%
     181            40.0%      NAP                                                   NAP                  NAP

     182              NAP      NAP                                                   NAP                  NAP
     183              NAP      NAP                                                   NAP                  NAP
     184              NAP      NAP                                                   NAP                  NAP
     185              NAP      NAP                                                   NAP                  NAP
     186              NAP      NAP                                                   NAP                  NAP
     187              NAP      NAP                                                   NAP                  NAP
     188              NAP      NAP                                                   NAP                  NAP
     189              NAP      NAP                                                   NAP                  NAP
     190              NAP      NAP                                                   NAP                  NAP
     191              NAP      NAP                                                   NAP                  NAP

     192              NAP      NAP                                                   NAP                  NAP
     193              NAP      NAP                                                   NAP                  NAP
     194              NAP      NAP                                                   NAP                  NAP
     195              NAP      NAP                                                   NAP                  NAP
     196              NAP      NAP                                                   NAP                  NAP
     197              NAP      NAP                                                   NAP                  NAP
     198              NAP      NAP                                                   NAP                  NAP
     199              NAP      NAP                                                   NAP                  NAP
     200              NAP      NAP                                                   NAP                  NAP
     201              NAP      NAP                                                   NAP                  NAP
     202            14.1%      Davanni's                                         06/30/2011             11.6%
     203              NAP      NAP                                                   NAP                  NAP
     204            42.0%      NAP                                                   NAP                  NAP
     205             9.9%      Marsh & McLennan                                  08/31/2005              8.6%
     206            12.8%      Rising Roll Sandwich                              10/31/2014             11.5%

     207            19.3%      Dahles Big & Tall Men                             12/31/2023             14.7%
     208            27.2%      Jiffy Lube                                        03/31/2007             15.8%
     209              NAP      NAP                                                   NAP                  NAP
     210              NAP      NAP                                                   NAP                  NAP
     211              NAP      NAP                                                   NAP                  NAP
     212              NAP      NAP                                                   NAP                  NAP
     213              NAP      NAP                                                   NAP                  NAP
     214              NAP      NAP                                                   NAP                  NAP
     215            41.6%      NAP                                                   NAP                  NAP
     216              NAP      NAP                                                   NAP                  NAP
     217              NAP      NAP                                                   NAP                  NAP
     218            23.5%      Schickedanz Capital Group, LLC                    07/31/2007             10.8%
     219            10.6%      U.S. Border Patrol                                09/30/2006              8.1%
     220             9.5%      Sylvan Learning Center                            05/15/2006              6.5%
     221            22.8%      King County Sheriff's Office                      10/31/2009             12.0%
     222              NAP      NAP                                                   NAP                  NAP
     223            18.0%      Clean Mart                                        06/30/2015             18.0%
     224            14.6%      Payless Shoe Source                               08/10/2006             11.5%
     225              NAP      NAP                                                   NAP                  NAP
     226              NAP      NAP                                                   NAP                  NAP
     227              NAP      NAP                                                   NAP                  NAP
     228              NAP      NAP                                                   NAP                  NAP
     229              NAP      NAP                                                   NAP                  NAP
     230            12.3%      Hollywood Tanning                                 07/31/2009              8.6%
     231              NAP      NAP                                                   NAP                  NAP
     232              NAP      NAP                                                   NAP                  NAP
     233            36.6%      Sprint                                            12/31/2011             24.9%
     234            14.4%      Tea for Two                                       02/28/2009              8.2%
     235              NAP      NAP                                                   NAP                  NAP
     236              NAP      NAP                                                   NAP                  NAP
     237              NAP      NAP                                                   NAP                  NAP
     238            13.0%      Gourmet Cafe                                      08/30/2007              8.7%
     239              NAP      NAP                                                   NAP                  NAP
     240              NAP      NAP                                                   NAP                  NAP
     241              NAP      NAP                                                   NAP                  NAP
     242            16.7%      Olivier Napa Valley                               04/30/2006             11.1%
     243              NAP      NAP                                                   NAP                  NAP
     244            31.0%      Dr. Deyong                                        05/31/2010             17.8%
     245              NAP      NAP                                                   NAP                  NAP
     246            28.6%      Smiles by Design                                  01/31/2009             21.4%
     247              NAP      NAP                                                   NAP                  NAP
     248              NAP      NAP                                                   NAP                  NAP
     249            10.8%      99 Furniture Store                                07/31/2005              9.6%
     250            44.5%      NAP                                                   NAP                  NAP
     251              NAP      NAP                                                   NAP                  NAP
     252            13.9%      CH Mortgage                                       06/05/2006             11.7%
     253            22.0%      Cypress Acupuncture and Chiropractor              05/31/2007             10.4%
     254              NAP      NAP                                                   NAP                  NAP
     255              NAP      NAP                                                   NAP                  NAP
     256              NAP      NAP                                                   NAP                  NAP
     257              NAP      NAP                                                   NAP                  NAP
     258              NAP      NAP                                                   NAP                  NAP
     259            48.7%      NAP                                                   NAP                  NAP
     260            39.0%      NAP                                                   NAP                  NAP
     261            37.1%      EB Games                                          01/31/2015             23.5%
     262              NAP      NAP                                                   NAP                  NAP
     263            21.9%      NAP                                                   NAP                  NAP
     264             8.3%      Ashlee's Print Shoppe                             04/30/2006              7.6%
     265            27.1%      Spencer Manufactuing                              06/30/2010             16.8%
     266             5.7%      Roly Poly                                         02/28/2010              5.7%
     267            26.0%      Checkmate of Colorado                             04/30/2010             21.9%
                      NAP      NAP                                                   NAP                  NAP
     268              NAP      NAP                                                   NAP                  NAP
     269              NAP      NAP                                                   NAP                  NAP
     270              NAP      NAP                                                   NAP                  NAP
     271              NAP      NAP                                                   NAP                  NAP
     272              NAP      NAP                                                   NAP                  NAP
     273              NAP      NAP                                                   NAP                  NAP
     274            15.8%      Vitamin Shop                                      05/06/2019             10.3%
     275            32.9%      The Window Broker                                 11/15/2009             16.6%
     276              NAP      NAP                                                   NAP                  NAP
     277              NAP      NAP                                                   NAP                  NAP

TOTALS AND
WEIGHTED
AVERAGES:




------------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE      INSURANCE           TAX         CAPITAL EXPENDITURE  TI/LC ESCROW                          OTHER
   LOAN NO.   ESCROW IN PLACE  ESCROW IN PLACE   ESCROW IN PLACE(13)  IN PLACE(14)                  ESCROW DESCRIPTION(15)
------------------------------------------------------------------------------------------------------------------------------------

      1             No               No                  No               Yes                                NAP

      2             No               Yes                 No                No                                NAP
      3             No               Yes                 No                No                                NAP
      4             No               Yes                 No                No                                NAP
      5             No               Yes                 No                No                                NAP
      6             No               Yes                 No                No                                NAP
      7             No               Yes                 No                No                                NAP
      8             No               Yes                 No                No                                NAP
      9             No               Yes                 No                No                                NAP
      10            No               Yes                 No                No                                NAP
      11            No               No                  No                No                                NAP
      12            No               No                  No                No                                NAP
      13            No               Yes                 Yes               No                                NAP
      14            No               No                  No                No                                NAP
      15            No               No                  No                No                                NAP
      16            No               No                  No                No                                NAP
      17            Yes              Yes                 No                No                                NAP
      18            No               Yes                 Yes               No                                NAP
      19            No               Yes                 Yes               No                                NAP
      20            No               No                  No                No                                NAP
      21            No               No                  Yes               No                                NAP
      22            No               No                  No                No                          Holdback Escrow
      23            No               Yes                 No                No                                NAP
      24            No               Yes                 No                No                                NAP
      25            No               Yes                 Yes               No                                NAP
      26            No               No                  Yes              Yes                       Ground Lease Holdback
      27            Yes              Yes                 Yes               No                             Estoppel

      28            No               No                  No                No             TI/LC / Submerged Lands Letters of Credit
      29            No               No                  No                No                      TI/LC Letter of Credit
      30            No               No                  No                No             TI/LC / Submerged Lands Letters of Credit
      31            No               No                  No                No                      TI/LC Letter of Credit
      32            No               No                  No                No                      TI/LC Letter of Credit
      33            Yes              Yes                 No                No                                NAP
      34            No               No                  No                No                                NAP
      35            No               Yes                 No                No                                NAP

      36            No               No                  No                No                        Deductible Impound
      37            No               No                  No                No                        Deductible Impound
      38            No               No                  No                No                        Deductible Impound
      39            No               No                  No                No                        Deductible Impound
      40            No               No                  No                No                        Deductible Impound
      41            No               No                  No                No                        Deductible Impound
      42            No               No                  No                No                        Deductible Impound
      43            No               No                  No                No                        Deductible Impound
      44            No               No                  No                No                        Deductible Impound
      45            No               No                  No                No                        Deductible Impound
      46            No               No                  No                No                        Deductible Impound
      47            No               No                  No                No                        Deductible Impound
      48            No               No                  No                No                        Deductible Impound
      49            No               No                  No                No                        Deductible Impound
      50            No               No                  No                No                        Deductible Impound
      51            No               No                  No                No                        Deductible Impound
      52            No               No                  No                No                        Deductible Impound
      53            No               No                  No                No                        Deductible Impound
      54            No               No                  No                No                        Deductible Impound
      55            No               No                  No                No                        Deductible Impound
      56            No               No                  No                No                        Deductible Impound
      57            No               No                  No                No                        Deductible Impound
      58            No               No                  No                No                        Deductible Impound
      59            No               No                  No                No                        Deductible Impound
      60            No               No                  No                No                        Deductible Impound
      61            No               No                  No                No                        Deductible Impound
      62            No               No                  No                No                        Deductible Impound
      63            No               No                  No                No                        Deductible Impound
      64            No               No                  No                No                        Deductible Impound
      65            No               No                  No                No                        Deductible Impound
      66            No               No                  No                No                        Deductible Impound
      67            No               No                  No                No                        Deductible Impound
      68            No               No                  No                No                        Deductible Impound
      69            No               No                  No                No                        Deductible Impound
      70            No               No                  No                No                        Deductible Impound
      71            No               No                  No                No                        Deductible Impound
      72            No               No                  No                No                        Deductible Impound
      73            No               No                  No                No                        Deductible Impound
      74            No               No                  No                No                        Deductible Impound
      75            No               No                  No                No                        Deductible Impound
      76            No               No                  No                No                        Deductible Impound
      77            No               No                  No                No                        Deductible Impound
      78            No               No                  No                No                        Deductible Impound
      79            No               No                  No                No                        Deductible Impound
      80            No               No                  No                No                        Deductible Impound
      81            No               No                  No                No                        Deductible Impound
      82            No               No                  No                No                        Deductible Impound
      83            No               No                  No                No                        Deductible Impound
      84            No               No                  No                No                        Deductible Impound
      85            No               No                  No                No                        Deductible Impound
      86            No               No                  No                No                        Deductible Impound
      87            No               No                  No                No                        Deductible Impound
      88            No               No                  No                No                        Deductible Impound
      89            No               No                  No                No                        Deductible Impound
      90            No               No                  No                No                        Deductible Impound
      91            No               No                  No                No                        Deductible Impound
      92            No               No                  No                No                        Deductible Impound
      93            No               No                  No                No                        Deductible Impound
      94            No               No                  No                No                        Deductible Impound
      95            No               No                  No                No                        Deductible Impound
      96            No               No                  No                No                        Deductible Impound
      97            No               No                  No                No                        Deductible Impound
      98            No               No                  No                No                        Deductible Impound
      99            No               No                  No                No                        Deductible Impound
     100            No               No                  No                No                        Deductible Impound
     101            No               No                  No                No                        Deductible Impound
     102            No               No                  No                No                        Deductible Impound
     103            No               No                  No                No                        Deductible Impound
     104            No               No                  No                No                        Deductible Impound
     105            No               No                  No                No                        Deductible Impound
     106            No               No                  No                No                        Deductible Impound
     107            No               No                  No                No                        Deductible Impound
     108            No               No                  No                No                        Deductible Impound
     109            No               No                  No                No                        Deductible Impound
     110            No               No                  No                No                        Deductible Impound
     111            No               No                  No                No                        Deductible Impound
     112            No               No                  No                No          Deductible Impound/Insurance Proceeds Impound
     113            No               No                  No                No                        Deductible Impound
     114            No               No                  No                No                        Deductible Impound
     115            No               No                  No                No                        Deductible Impound
     116            No               No                  No                No                        Deductible Impound
     117            No               No                  No                No                        Deductible Impound
     118            No               No                  No                No                        Deductible Impound
     119            No               No                  No                No                        Deductible Impound
     120            No               No                  No                No                        Deductible Impound
     121            No               No                  No                No                        Deductible Impound
     122            No               No                  No                No                        Deductible Impound
     123            No               No                  No                No                        Deductible Impound
     124            No               No                  No                No                        Deductible Impound
     125            No               No                  No                No                        Deductible Impound
     126            No               No                  No                No                                NAP
     127            No               No                  No                No                                NAP
     128            Yes              Yes                 Yes              Yes                                NAP
     129            Yes              Yes                 Yes               No                                NAP
     130            No               No                  No                No                                NAP
     131            No               Yes                 Yes               No                                NAP
     132            Yes              Yes                 Yes              Yes                                NAP
     133            No               No                  No                No                                NAP
     134            No               No                  No                No                                NAP
     135            No               No                  No                No                                NAP
     136            No               No                  No                No                                NAP
     137            No               No                  No                No                                NAP
     138            No               No                  No                No                                NAP
     139            No               No                  No                No                                NAP
     140            Yes              Yes                 Yes              Yes                                NAP
     141            Yes              Yes                 No                No                                NAP
     142            Yes              Yes                 No               Yes                                NAP
     143            Yes              Yes                 Yes              Yes                                NAP
     144            No               No                  Yes               No                                NAP
     145            No               Yes                 Yes              Yes                       Ground Lease Impound
     146            No               No                  No                No                                NAP
     147            No               No                  No                No                                NAP
     148            No               No                  No                No                                NAP
     149            Yes              Yes                 Yes              Yes                                NAP
     150            No               No                  No                No                        North Face Reserve
     151            Yes              Yes                 Yes               No                                NAP
     152            Yes              Yes                 No                No                                NAP
     153            Yes              Yes                 Yes              Yes                                NAP
     154            Yes              Yes                 Yes               No                                NAP
     155            No               Yes                 No                No                                NAP
     156            No               No                  No                No                                NAP
     157            No               No                  No                No                                NAP
     158            Yes              Yes                 No                No                                NAP
     159            No               No                  No                No                                NAP
     160            Yes              Yes                 Yes               No                                NAP
     161            No               No                  No                No                                NAP
     162            Yes              Yes                 Yes              Yes                                NAP
     163            Yes              Yes                 Yes              Yes                                NAP
     164            No               Yes                 Yes              Yes                                NAP
     165            No               No                  Yes               No                                NAP
     166            Yes              Yes                 Yes               No                        Litigation Impound
     167            No               No                  No               Yes                                NAP
     168            Yes              Yes                 Yes              Yes                          Special Impound
     169            Yes              Yes                 Yes               No                                NAP
     170            No               No                  No                No                                NAP
     171            No               No                  No                No                                NAP
     172            No               No                  No                No                      Sportsmart Reserve Fund
     173            No               Yes                 Yes               No                                NAP
     174            No               Yes                 No               Yes                                NAP
     175            No               Yes                 No                No                                NAP
     176            No               No                  No                No                                NAP
     177            Yes              Yes                 Yes              Yes                                NAP
     178            No               No                  No                No                                NAP
     179            No               Yes                 No               Yes                                NAP
     180            Yes              Yes                 Yes              Yes                                NAP
     181            No               Yes                 No               Yes                                NAP

     182            No               No                  No                No                                NAP
     183            No               No                  No                No                                NAP
     184            No               No                  No                No                                NAP
     185            No               No                  No                No                                NAP
     186            No               No                  No                No                                NAP
     187            No               No                  No                No                                NAP
     188            No               No                  No                No                                NAP
     189            No               No                  No                No                                NAP
     190            No               No                  No                No                                NAP
     191            Yes              Yes                 No                No                   Debt Service Letter of Credit

     192            No               No                  No                No                                NAP
     193            No               No                  No                No                                NAP
     194            No               No                  No                No                                NAP
     195            No               No                  No                No                                NAP
     196            No               No                  No                No                                NAP
     197            No               No                  No                No                                NAP
     198            No               No                  No                No                                NAP
     199            No               No                  No                No                                NAP
     200            No               No                  No                No                                NAP
     201            No               No                  No                No                                NAP
     202            Yes              Yes                 Yes              Yes                                NAP
     203            Yes              Yes                 No                No                   Debt Service Letter of Credit
     204            No               Yes                 Yes              Yes                                NAP
     205            No               No                  No                No                                NAP
     206            No               Yes                 No               Yes                                NAP

     207            No               No                  No                No                                NAP
     208            No               No                  No                No                                NAP
     209            Yes              Yes                 Yes               No                                NAP
     210            No               No                  No                No                                NAP
     211            Yes              Yes                 Yes               No                                NAP
     212            No               No                  Yes               No                                NAP
     213            No               No                  No                No                                NAP
     214            No               No                  No                No                                NAP
     215            No               Yes                 No               Yes                                NAP
     216            No               Yes                 Yes               No                                NAP
     217            Yes              Yes                 Yes               No                                NAP
     218            No               Yes                 No               Yes                                NAP
     219            No               No                  No                No                                NAP
     220            No               No                  No                No                                NAP
     221            Yes              Yes                 Yes              Yes                                NAP
     222            No               No                  No                No                                NAP
     223            Yes              Yes                 Yes              Yes                                NAP
     224            No               No                  No                No                                NAP
     225            No               No                  No                No                                NAP
     226            Yes              Yes                 Yes               No                                NAP
     227            No               No                  No                No                                NAP
     228            No               No                  No                No                                NAP
     229            No               Yes                 No                No                                NAP
     230            Yes              Yes                 Yes              Yes                                NAP
     231            No               No                  No                No                                NAP
     232            Yes              Yes                 Yes               No                                NAP
     233            No               No                  No               Yes                                NAP
     234            Yes              Yes                 Yes              Yes                                NAP
     235            No               No                  No                No                                NAP
     236            Yes              Yes                 Yes               No                                NAP
     237            No               No                  No                No                                NAP
     238            Yes              Yes                 Yes               No                                NAP
     239            No               No                  Yes              Yes                                NAP
     240            No               No                  No                No                                NAP
     241            No               No                  No                No                                NAP
     242            Yes              Yes                 Yes               No                                NAP
     243            No               No                  No                No                                NAP
     244            No               No                  Yes              Yes                                NAP
     245            Yes              Yes                 Yes               No                                NAP
     246            No               No                  No               Yes                                NAP
     247            No               No                  Yes               No                                NAP
     248            No               No                  No                No                                NAP
     249            No               No                  No                No                       Ground Lease Reserve
     250            No               Yes                 No               Yes                                NAP
     251            No               No                  No                No                                NAP
     252            Yes              Yes                 No               Yes                                NAP
     253            No               Yes                 No                No                                NAP
     254            No               Yes                 No                No                                NAP
     255            No               Yes                 No                No                                NAP
     256            No               Yes                 No                No                                NAP
     257            No               No                  Yes               No               Radon Mitigation System Installation
     258            No               No                  Yes               No                                NAP
     259            No               No                  No               Yes                                NAP
     260            No               Yes                 No               Yes                                NAP
     261            No               Yes                 No               Yes                          Occupancy Funds
     262            No               Yes                 No                No                                NAP
     263            No               No                  No                No                                NAP
     264            Yes              Yes                 No               Yes                                NAP
     265            No               No                  No                No                                NAP
     266            No               No                  No                No                                NAP
     267            No               No                  No                No                         Economic Holdback
                    No               No                  Yes              Yes                                NAP
     268            No               No                  Yes              Yes                                NAP
     269            No               No                  Yes              Yes                                NAP
     270            No               No                  Yes              Yes                                NAP
     271            No               No                  No                No                       Debt Service Reserve
     272            No               No                  Yes               No                                NAP
     273            No               No                  No                No                                NAP
     274            No               No                  Yes              Yes                                NAP
     275            No               No                  No               Yes                                NAP
     276            No               No                  No                No                                NAP
     277            No               Yes                 Yes               No                                NAP

TOTALS AND
WEIGHTED
AVERAGES:          25.0%            46.2%               32.7%            36.2%




------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE                      SPRINGING                      INITIAL CAPITAL EXPENDITURE       MONTHLY CAPITAL EXPENDITURE
   LOAN NO.                ESCROW DESCRIPTION(16)                     ESCROW REQUIREMENT(17)            ESCROW REQUIREMENT(18)
------------------------------------------------------------------------------------------------------------------------------

      1               RE Tax, Insurance, CapEx, TI/LC                                    $0                                $0

      2                          Insurance                                               $0                                $0
      3                          Insurance                                               $0                                $0
      4                          Insurance                                               $0                                $0
      5                          Insurance                                               $0                                $0
      6                          Insurance                                               $0                                $0
      7                          Insurance                                               $0                                $0
      8                          Insurance                                               $0                                $0
      9                          Insurance                                               $0                                $0
      10                         Insurance                                               $0                                $0
      11          RE Tax, Insurance, CapEx, TI/LC, Other                                 $0                                $0
      12              RE Tax, Insurance, CapEx, TI/LC                                    $0                                $0
      13                         Insurance                                          $37,022                           $37,022
      14                 RE Tax, Insurance, CapEx                                        $0                                $0
      15          RE Tax, Insurance, CapEx, TI/LC, Other                                 $0                                $0
      16                     RE Tax, Insurance                                           $0                                $0
      17                     RE Tax, Insurance                                           $0                                $0
      18                         Insurance                                               $0                            $1,157
      19                         Insurance                                               $0                            $1,250
      20                 RE Tax, Insurance, CapEx                                        $0                                $0
      21                           TI/LC                                     $1,000,000 LOC                                $0
      22                 RE Tax, Insurance, CapEx                                        $0                                $0
      23                     Insurance, CapEx                                            $0                                $0
      24                            NAP                                                  $0                                $0
      25                         Insurance                                          $24,946                           $24,946
      26                     RE Tax, Insurance                                           $0                            $1,839
      27                            NAP                                            $136,000                                $0

      28          RE Tax, Insurance, CapEx, TI/LC, Other                                 $0                                $0
      29          RE Tax, Insurance, CapEx, TI/LC, Other                                 $0                                $0
      30          RE Tax, Insurance, CapEx, TI/LC, Other                                 $0                                $0
      31          RE Tax, Insurance, CapEx, TI/LC, Other                                 $0                                $0
      32          RE Tax, Insurance, CapEx, TI/LC, Other                                 $0                                $0
      33                           TI/LC                                                 $0                                $0
      34                            NAP                                                  $0                                $0
      35                     Insurance, CapEx                                            $0                                $0

      36                 RE Tax, Insurance, CapEx                                        $0                                $0
      37                 RE Tax, Insurance, CapEx                                        $0                                $0
      38                 RE Tax, Insurance, CapEx                                        $0                                $0
      39                 RE Tax, Insurance, CapEx                                        $0                                $0
      40                 RE Tax, Insurance, CapEx                                        $0                                $0
      41                 RE Tax, Insurance, CapEx                                        $0                                $0
      42                 RE Tax, Insurance, CapEx                                        $0                                $0
      43                 RE Tax, Insurance, CapEx                                        $0                                $0
      44                 RE Tax, Insurance, CapEx                                        $0                                $0
      45                 RE Tax, Insurance, CapEx                                        $0                                $0
      46                 RE Tax, Insurance, CapEx                                        $0                                $0
      47                 RE Tax, Insurance, CapEx                                        $0                                $0
      48                 RE Tax, Insurance, CapEx                                        $0                                $0
      49                 RE Tax, Insurance, CapEx                                        $0                                $0
      50                 RE Tax, Insurance, CapEx                                        $0                                $0
      51                 RE Tax, Insurance, CapEx                                        $0                                $0
      52                 RE Tax, Insurance, CapEx                                        $0                                $0
      53                 RE Tax, Insurance, CapEx                                        $0                                $0
      54                 RE Tax, Insurance, CapEx                                        $0                                $0
      55                 RE Tax, Insurance, CapEx                                        $0                                $0
      56                 RE Tax, Insurance, CapEx                                        $0                                $0
      57                 RE Tax, Insurance, CapEx                                        $0                                $0
      58                 RE Tax, Insurance, CapEx                                        $0                                $0
      59                 RE Tax, Insurance, CapEx                                        $0                                $0
      60                 RE Tax, Insurance, CapEx                                        $0                                $0
      61                 RE Tax, Insurance, CapEx                                        $0                                $0
      62                 RE Tax, Insurance, CapEx                                        $0                                $0
      63                 RE Tax, Insurance, CapEx                                        $0                                $0
      64                 RE Tax, Insurance, CapEx                                        $0                                $0
      65                 RE Tax, Insurance, CapEx                                        $0                                $0
      66                 RE Tax, Insurance, CapEx                                        $0                                $0
      67                 RE Tax, Insurance, CapEx                                        $0                                $0
      68                 RE Tax, Insurance, CapEx                                        $0                                $0
      69                 RE Tax, Insurance, CapEx                                        $0                                $0
      70                 RE Tax, Insurance, CapEx                                        $0                                $0
      71                 RE Tax, Insurance, CapEx                                        $0                                $0
      72                 RE Tax, Insurance, CapEx                                        $0                                $0
      73                 RE Tax, Insurance, CapEx                                        $0                                $0
      74                 RE Tax, Insurance, CapEx                                        $0                                $0
      75                 RE Tax, Insurance, CapEx                                        $0                                $0
      76                 RE Tax, Insurance, CapEx                                        $0                                $0
      77                 RE Tax, Insurance, CapEx                                        $0                                $0
      78                 RE Tax, Insurance, CapEx                                        $0                                $0
      79                 RE Tax, Insurance, CapEx                                        $0                                $0
      80                 RE Tax, Insurance, CapEx                                        $0                                $0
      81                 RE Tax, Insurance, CapEx                                        $0                                $0
      82                 RE Tax, Insurance, CapEx                                        $0                                $0
      83                 RE Tax, Insurance, CapEx                                        $0                                $0
      84                 RE Tax, Insurance, CapEx                                        $0                                $0
      85                 RE Tax, Insurance, CapEx                                        $0                                $0
      86                 RE Tax, Insurance, CapEx                                        $0                                $0
      87                 RE Tax, Insurance, CapEx                                        $0                                $0
      88                 RE Tax, Insurance, CapEx                                        $0                                $0
      89                 RE Tax, Insurance, CapEx                                        $0                                $0
      90                 RE Tax, Insurance, CapEx                                        $0                                $0
      91                 RE Tax, Insurance, CapEx                                        $0                                $0
      92                 RE Tax, Insurance, CapEx                                        $0                                $0
      93                 RE Tax, Insurance, CapEx                                        $0                                $0
      94                 RE Tax, Insurance, CapEx                                        $0                                $0
      95                 RE Tax, Insurance, CapEx                                        $0                                $0
      96                 RE Tax, Insurance, CapEx                                        $0                                $0
      97                 RE Tax, Insurance, CapEx                                        $0                                $0
      98                 RE Tax, Insurance, CapEx                                        $0                                $0
      99                 RE Tax, Insurance, CapEx                                        $0                                $0
     100                 RE Tax, Insurance, CapEx                                        $0                                $0
     101                 RE Tax, Insurance, CapEx                                        $0                                $0
     102                 RE Tax, Insurance, CapEx                                        $0                                $0
     103                 RE Tax, Insurance, CapEx                                        $0                                $0
     104                 RE Tax, Insurance, CapEx                                        $0                                $0
     105                 RE Tax, Insurance, CapEx                                        $0                                $0
     106                 RE Tax, Insurance, CapEx                                        $0                                $0
     107                 RE Tax, Insurance, CapEx                                        $0                                $0
     108                 RE Tax, Insurance, CapEx                                        $0                                $0
     109                 RE Tax, Insurance, CapEx                                        $0                                $0
     110                 RE Tax, Insurance, CapEx                                        $0                                $0
     111                 RE Tax, Insurance, CapEx                                        $0                                $0
     112                 RE Tax, Insurance, CapEx                                        $0                                $0
     113                 RE Tax, Insurance, CapEx                                        $0                                $0
     114                 RE Tax, Insurance, CapEx                                        $0                                $0
     115                 RE Tax, Insurance, CapEx                                        $0                                $0
     116                 RE Tax, Insurance, CapEx                                        $0                                $0
     117                 RE Tax, Insurance, CapEx                                        $0                                $0
     118                 RE Tax, Insurance, CapEx                                        $0                                $0
     119                 RE Tax, Insurance, CapEx                                        $0                                $0
     120                 RE Tax, Insurance, CapEx                                        $0                                $0
     121                 RE Tax, Insurance, CapEx                                        $0                                $0
     122                 RE Tax, Insurance, CapEx                                        $0                                $0
     123                 RE Tax, Insurance, CapEx                                        $0                                $0
     124                 RE Tax, Insurance, CapEx                                        $0                                $0
     125                 RE Tax, Insurance, CapEx                                        $0                                $0
     126                 RE Tax, Insurance, CapEx                                        $0                                $0
     127                 RE Tax, Insurance, CapEx                                        $0                                $0
     128                            NAP                                                  $0                            $2,836
     129                          RE Tax                                                 $0        4% of Monthly Gross Income
     130                            NAP                                                  $0                                $0
     131                         Insurance                                           $5,729                            $5,729
     132                            NAP                                              $1,239                            $1,239
     133                 RE Tax, Insurance, CapEx                                        $0                                $0
     134                 RE Tax, Insurance, Other                                        $0                                $0
     135                 RE Tax, Insurance, CapEx                                        $0                                $0
     136                 RE Tax, Insurance, CapEx                                        $0                                $0
     137                 RE Tax, Insurance, CapEx                                        $0                                $0
     138                 RE Tax, Insurance, CapEx                                        $0                                $0
     139                 RE Tax, Insurance, CapEx                                        $0                                $0
     140                            NAP                                                $710                              $710
     141                       CapEx, TI/LC                                              $0                                $0
     142                            NAP                                                  $0                                $0
     143                            NAP                                              $1,430                            $1,430
     144                 RE Tax, Insurance, CapEx                                        $0        4% of Monthly Gross Income
     145                         Insurance                                               $0                            $1,478
     146                     RE Tax, Insurance                                           $0                                $0
     147                 RE Tax, Insurance, CapEx                                        $0                                $0
     148                 RE Tax, Insurance, CapEx                                        $0                                $0
     149                            NAP                                              $1,295                            $1,295
     150                     RE Tax, Insurance                                           $0                                $0
     151                            NAP                                                  $0                            $2,418
     152                       CapEx, TI/LC                                              $0                                $0
     153                            NAP                                                $594                              $594
     154                            NAP                                                  $0                            $4,042
     155                           CapEx                                                 $0                                $0
     156                 RE Tax, Insurance, CapEx                                        $0                                $0
     157                 RE Tax, Insurance, CapEx                                        $0                                $0
     158                           Other                                                 $0                                $0
     159                            NAP                                                  $0                                $0
     160                            NAP                                                  $0                            $8,935
     161                     RE Tax, Insurance                                           $0                                $0
     162                            NAP                                                $623                              $623
     163                            NAP                                                  $0                              $492
     164                         Insurance                                               $0                              $561
     165          RE Tax, Insurance, CapEx, Environmental                                $0        4% of Monthly Gross Income
     166                            NAP                                             $13,750                                $0
     167                 RE Tax, Insurance, CapEx                                        $0                                $0
     168                            NAP                                                  $0                            $1,586
     169                            NAP                                                  $0                            $5,965
     170                            NAP                                                  $0                                $0
     171                           TI/LC                                                 $0                                $0
     172                 RE Tax, Insurance, CapEx                                        $0                                $0
     173                  Insurance, CapEx, TI/LC                                    $8,008                                $0
     174                           TI/LC                                                 $0                                $0
     175                            NAP                                                  $0                                $0
     176                 RE Tax, Insurance, CapEx                                        $0                                $0
     177                            NAP                                                $404                              $404
     178                 RE Tax, Insurance, CapEx                                        $0                                $0
     179                           TI/LC                                                 $0                                $0
     180                           TI/LC                                                 $0                            $1,255
     181                           TI/LC                                                 $0                                $0

     182                     RE Tax, Insurance                                           $0                                $0
     183                     RE Tax, Insurance                                           $0                                $0
     184                     RE Tax, Insurance                                           $0                                $0
     185                     RE Tax, Insurance                                           $0                                $0
     186                     RE Tax, Insurance                                           $0                                $0
     187                     RE Tax, Insurance                                           $0                                $0
     188                     RE Tax, Insurance                                           $0                                $0
     189                     RE Tax, Insurance                                           $0                                $0
     190                     RE Tax, Insurance                                           $0                                $0
     191                           TI/LC                                                 $0                                $0

     192                     RE Tax, Insurance                                           $0                                $0
     193                     RE Tax, Insurance                                           $0                                $0
     194                     RE Tax, Insurance                                           $0                                $0
     195                     RE Tax, Insurance                                           $0                                $0
     196                     RE Tax, Insurance                                           $0                                $0
     197                     RE Tax, Insurance                                           $0                                $0
     198                     RE Tax, Insurance                                           $0                                $0
     199                     RE Tax, Insurance                                           $0                                $0
     200                     RE Tax, Insurance                                           $0                                $0
     201                     RE Tax, Insurance                                           $0                                $0
     202                            NAP                                                  $0                              $589
     203                       TI/LC, Other                                              $0                                $0
     204                           Other                                                 $0                                $0
     205                            NAP                                                  $0                                $0
     206                            NAP                                                  $0                                $0

     207                     RE Tax, Insurance                                           $0                                $0
     208                     RE Tax, Insurance                                           $0                                $0
     209                            NAP                                              $1,135                            $1,135
     210                 RE Tax, Insurance, CapEx                                        $0                                $0
     211                            NAP                                                  $0                              $682
     212                 RE Tax, Insurance, CapEx                                        $0        4% of Monthly Gross Income
     213                 RE Tax, Insurance, CapEx                                        $0        4% of Monthly Gross Income
     214              RE Tax, Insurance, CapEx, TI/LC                                    $0                                $0
     215                            NAP                                                  $0                                $0
     216                           TI/LC                                                 $0                              $732
     217                            NAP                                                  $0                            $2,268
     218                           TI/LC                                                 $0                                $0
     219                            NAP                                                  $0                                $0
     220                 RE Tax, Insurance, TI/LC                                        $0                                $0
     221                            NAP                                                  $0                            $1,351
     222                            NAP                                                  $0                                $0
     223                            NAP                                                  $0                              $209
     224              RE Tax, Insurance, CapEx, TI/LC                                    $0                                $0
     225                 RE Tax, Insurance, CapEx                                        $0                                $0
     226                            NAP                                            $145,988                            $3,851
     227                            NAP                                                  $0                                $0
     228                 RE Tax, Insurance, CapEx                                        $0                                $0
     229                            NAP                                                  $0                                $0
     230                            NAP                                                  $0                              $410
     231                 RE Tax, Insurance, TI/LC                                        $0                                $0
     232                            NAP                                                  $0                            $2,006
     233                            NAP                                                  $0                                $0
     234                            NAP                                                $421                              $421
     235                 RE Tax, Insurance, CapEx                                        $0                                $0
     236                            NAP                                                  $0                            $1,132
     237                 RE Tax, Insurance, CapEx                                        $0                                $0
     238                            NAP                                                $288                              $288
     239                            NAP                                            $226,272                                $0
     240                 RE Tax, Insurance, CapEx                                        $0                                $0
     241                            NAP                                                  $0                                $0
     242                           TI/LC                                                 $0                              $225
     243                            NAP                                                  $0                                $0
     244                            NAP                                                  $0                              $228
     245                            NAP                                              $1,246                            $1,246
     246                            NAP                                                  $0                                $0
     247                     RE Tax, Insurance                                           $0                            $2,375
     248                 RE Tax, Insurance, CapEx                                        $0                                $0
     249                           TI/LC                                                 $0                                $0
     250                           TI/LC                                                 $0                                $0
     251                            NAP                                                  $0                                $0
     252                            NAP                                                  $0                                $0
     253                            NAP                                                  $0                                $0
     254                            NAP                                                  $0                                $0
     255                            NAP                                                  $0                                $0
     256                            NAP                                                  $0                                $0
     257                     RE Tax, Insurance                                           $0                            $2,458
     258                     RE Tax, Insurance                                           $0                            $2,083
     259                            NAP                                                  $0                                $0
     260                            NAP                                                  $0                                $0
     261                           Other                                                 $0                                $0
     262                            NAP                                                  $0                                $0
     263                           TI/LC                                                 $0                                $0
     264                           TI/LC                                                 $0                                $0
     265                            NAP                                                  $0                                $0
     266                            NAP                                                  $0                                $0
     267                           TI/LC                                                 $0                                $0
                         RE Tax, Insurance, TI/LC                                        $0                              $113
     268                 RE Tax, Insurance, TI/LC                                        $0                              $113
     269                 RE Tax, Insurance, TI/LC                                        $0                              $107
     270                 RE Tax, Insurance, TI/LC                                        $0                              $101
     271                     RE Tax, Insurance                                           $0                                $0
     272                     RE Tax, Insurance                                           $0                            $1,563
     273                            NAP                                                  $0                                $0
     274                            NAP                                                  $0                              $119
     275                     RE Tax, Insurance                                           $0                                $0
     276                            NAP                                                  $0                                $0
     277                            NAP                                                  $0                              $761

TOTALS AND
WEIGHTED
AVERAGES:                                                                        $1,607,099                          $134,257




---------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE          CURRENT CAPITAL EXPENDITURE               INITIAL TI/LC                MONTHLY TI/LC          CURRENT TI/LC
   LOAN NO.                    ESCROW BALANCE(19)      ESCROW REQUIREMENT(20)       ESCROW REQUIREMENT(21)     ESCROW BALANCE(22)
---------------------------------------------------------------------------------------------------------------------------------

      1                                       $0                  $1,139,924                           $0                     $0

      2                                       $0                          $0                           $0                     $0
      3                                       $0                          $0                           $0                     $0
      4                                       $0                          $0                           $0                     $0
      5                                       $0                          $0                           $0                     $0
      6                                       $0                          $0                           $0                     $0
      7                                       $0                          $0                           $0                     $0
      8                                       $0                          $0                           $0                     $0
      9                                       $0                          $0                           $0                     $0
      10                                      $0                          $0                           $0                     $0
      11                                      $0                          $0                           $0                     $0
      12                                      $0                          $0                           $0                     $0
      13                                      $0                          $0                           $0                     $0
      14                                      $0                          $0                           $0                     $0
      15                                      $0                          $0                           $0                     $0
      16                                      $0                          $0                           $0                     $0
      17                                      $0                          $0                           $0                     $0
      18                                      $0                          $0                           $0                     $0
      19                                      $0                          $0                           $0                     $0
      20                                      $0                          $0                           $0                     $0
      21                          $1,000,000 LOC                          $0                           $0                     $0
      22                                      $0                          $0                           $0                     $0
      23                                      $0                          $0                           $0                     $0
      24                                      $0                          $0                           $0                     $0
      25                                      $0                          $0                           $0                     $0
      26                                  $5,518                          $0                       $5,109                $15,326
      27                                $136,075                          $0                           $0                     $0

      28                                      $0                          $0                           $0                     $0
      29                                      $0                          $0                           $0                     $0
      30                                      $0                          $0                           $0                     $0
      31                                      $0                          $0                           $0                     $0
      32                                      $0                          $0                           $0                     $0
      33                                      $0                          $0                           $0                     $0
      34                                      $0                          $0                           $0                     $0
      35                                      $0                          $0                           $0                     $0

      36                                      $0                          $0                           $0                     $0
      37                                      $0                          $0                           $0                     $0
      38                                      $0                          $0                           $0                     $0
      39                                      $0                          $0                           $0                     $0
      40                                      $0                          $0                           $0                     $0
      41                                      $0                          $0                           $0                     $0
      42                                      $0                          $0                           $0                     $0
      43                                      $0                          $0                           $0                     $0
      44                                      $0                          $0                           $0                     $0
      45                                      $0                          $0                           $0                     $0
      46                                      $0                          $0                           $0                     $0
      47                                      $0                          $0                           $0                     $0
      48                                      $0                          $0                           $0                     $0
      49                                      $0                          $0                           $0                     $0
      50                                      $0                          $0                           $0                     $0
      51                                      $0                          $0                           $0                     $0
      52                                      $0                          $0                           $0                     $0
      53                                      $0                          $0                           $0                     $0
      54                                      $0                          $0                           $0                     $0
      55                                      $0                          $0                           $0                     $0
      56                                      $0                          $0                           $0                     $0
      57                                      $0                          $0                           $0                     $0
      58                                      $0                          $0                           $0                     $0
      59                                      $0                          $0                           $0                     $0
      60                                      $0                          $0                           $0                     $0
      61                                      $0                          $0                           $0                     $0
      62                                      $0                          $0                           $0                     $0
      63                                      $0                          $0                           $0                     $0
      64                                      $0                          $0                           $0                     $0
      65                                      $0                          $0                           $0                     $0
      66                                      $0                          $0                           $0                     $0
      67                                      $0                          $0                           $0                     $0
      68                                      $0                          $0                           $0                     $0
      69                                      $0                          $0                           $0                     $0
      70                                      $0                          $0                           $0                     $0
      71                                      $0                          $0                           $0                     $0
      72                                      $0                          $0                           $0                     $0
      73                                      $0                          $0                           $0                     $0
      74                                      $0                          $0                           $0                     $0
      75                                      $0                          $0                           $0                     $0
      76                                      $0                          $0                           $0                     $0
      77                                      $0                          $0                           $0                     $0
      78                                      $0                          $0                           $0                     $0
      79                                      $0                          $0                           $0                     $0
      80                                      $0                          $0                           $0                     $0
      81                                      $0                          $0                           $0                     $0
      82                                      $0                          $0                           $0                     $0
      83                                      $0                          $0                           $0                     $0
      84                                      $0                          $0                           $0                     $0
      85                                      $0                          $0                           $0                     $0
      86                                      $0                          $0                           $0                     $0
      87                                      $0                          $0                           $0                     $0
      88                                      $0                          $0                           $0                     $0
      89                                      $0                          $0                           $0                     $0
      90                                      $0                          $0                           $0                     $0
      91                                      $0                          $0                           $0                     $0
      92                                      $0                          $0                           $0                     $0
      93                                      $0                          $0                           $0                     $0
      94                                      $0                          $0                           $0                     $0
      95                                      $0                          $0                           $0                     $0
      96                                      $0                          $0                           $0                     $0
      97                                      $0                          $0                           $0                     $0
      98                                      $0                          $0                           $0                     $0
      99                                      $0                          $0                           $0                     $0
     100                                      $0                          $0                           $0                     $0
     101                                      $0                          $0                           $0                     $0
     102                                      $0                          $0                           $0                     $0
     103                                      $0                          $0                           $0                     $0
     104                                      $0                          $0                           $0                     $0
     105                                      $0                          $0                           $0                     $0
     106                                      $0                          $0                           $0                     $0
     107                                      $0                          $0                           $0                     $0
     108                                      $0                          $0                           $0                     $0
     109                                      $0                          $0                           $0                     $0
     110                                      $0                          $0                           $0                     $0
     111                                      $0                          $0                           $0                     $0
     112                                      $0                          $0                           $0                     $0
     113                                      $0                          $0                           $0                     $0
     114                                      $0                          $0                           $0                     $0
     115                                      $0                          $0                           $0                     $0
     116                                      $0                          $0                           $0                     $0
     117                                      $0                          $0                           $0                     $0
     118                                      $0                          $0                           $0                     $0
     119                                      $0                          $0                           $0                     $0
     120                                      $0                          $0                           $0                     $0
     121                                      $0                          $0                           $0                     $0
     122                                      $0                          $0                           $0                     $0
     123                                      $0                          $0                           $0                     $0
     124                                      $0                          $0                           $0                     $0
     125                                      $0                          $0                           $0                     $0
     126                                      $0                          $0                           $0                     $0
     127                                      $0                          $0                           $0                     $0
     128                                      $0                          $0                      $14,640                     $0
     129                                      $0                          $0                           $0                     $0
     130                                      $0                          $0                           $0                     $0
     131                                      $0                          $0                           $0                     $0
     132                                      $0                  $1,305,782                       $5,782                     $0
     133                                      $0                          $0                           $0                     $0
     134                                      $0                          $0                           $0                     $0
     135                                      $0                          $0                           $0                     $0
     136                                      $0                          $0                           $0                     $0
     137                                      $0                          $0                           $0                     $0
     138                                      $0                          $0                           $0                     $0
     139                                      $0                          $0                           $0                     $0
     140                                    $711                      $4,833                       $4,833                 $4,833
     141                                      $0                          $0                           $0                     $0
     142                                      $0                          $0                      $10,000                     $0
     143                                      $0                      $2,500                       $2,500                     $0
     144                                      $0                          $0                           $0                     $0
     145                                      $0                    $450,000                       $2,604               $464,413
     146                                      $0                          $0                           $0                     $0
     147                                      $0                          $0                           $0                     $0
     148                                      $0                          $0                           $0                     $0
     149                                  $2,589                     $79,167                       $4,167                $83,333
     150                                      $0                          $0                           $0                     $0
     151                                      $0                          $0                           $0                     $0
     152                                      $0                          $0                           $0                     $0
     153                                      $0                      $3,583                       $3,583                     $0
     154                                  $4,042                          $0                           $0                     $0
     155                                      $0                          $0                           $0                     $0
     156                                      $0                          $0                           $0                     $0
     157                                      $0                          $0                           $0                     $0
     158                                      $0                          $0                           $0                     $0
     159                                      $0                          $0                           $0                     $0
     160                                      $0                          $0                           $0                     $0
     161                                      $0                          $0                           $0                     $0
     162                                    $623                      $1,542                       $1,542                 $1,542
     163                                    $984                          $0                       $3,277                 $6,561
     164                                    $561                          $0                       $3,134                 $3,134
     165                                      $0                          $0                           $0                     $0
     166                                 $13,750                          $0                           $0                     $0
     167                                      $0                    $114,003                           $0                     $0
     168                                      $0                          $0                       $2,802                     $0
     169                                  $5,965                          $0                           $0                     $0
     170                                      $0                          $0                           $0                     $0
     171                                      $0                          $0                           $0                     $0
     172                                      $0                          $0                           $0                     $0
     173                                  $8,008                          $0                           $0                     $0
     174                                      $0                    $107,304                           $0               $107,304
     175                                      $0                          $0                           $0                     $0
     176                                      $0                          $0                           $0                     $0
     177                                      $0                        $833                         $833                     $0
     178                                      $0                          $0                           $0                     $0
     179                                      $0                     $66,772                           $0                $66,772
     180                                      $0                          $0                       $2,000                     $0
     181                                      $0                    $250,000                           $0               $250,000

     182                                      $0                          $0                           $0                     $0
     183                                      $0                          $0                           $0                     $0
     184                                      $0                          $0                           $0                     $0
     185                                      $0                          $0                           $0                     $0
     186                                      $0                          $0                           $0                     $0
     187                                      $0                          $0                           $0                     $0
     188                                      $0                          $0                           $0                     $0
     189                                      $0                          $0                           $0                     $0
     190                                      $0                          $0                           $0                     $0
     191                                      $0                          $0                           $0                     $0

     192                                      $0                          $0                           $0                     $0
     193                                      $0                          $0                           $0                     $0
     194                                      $0                          $0                           $0                     $0
     195                                      $0                          $0                           $0                     $0
     196                                      $0                          $0                           $0                     $0
     197                                      $0                          $0                           $0                     $0
     198                                      $0                          $0                           $0                     $0
     199                                      $0                          $0                           $0                     $0
     200                                      $0                          $0                           $0                     $0
     201                                      $0                          $0                           $0                     $0
     202                                      $0                     $50,000                       $2,512                $50,014
     203                                      $0                          $0                           $0                     $0
     204                                      $0                          $0                           $0                     $0
     205                                      $0                          $0                           $0                     $0
     206                                      $0                     $50,000                           $0                $50,000

     207                                      $0                          $0                           $0                     $0
     208                                      $0                          $0                           $0                     $0
     209                                  $2,269                          $0                           $0                     $0
     210                                      $0                          $0                           $0                     $0
     211                                      $0                          $0                           $0                     $0
     212                                      $0                          $0                           $0                     $0
     213                                      $0                          $0                           $0                     $0
     214                                      $0                          $0                           $0                     $0
     215                                      $0                $125,000 LOC                           $0           $125,000 LOC
     216                                      $0                          $0                           $0                     $0
     217                                 $22,680                          $0                           $0                     $0
     218                                      $0                     $99,744                           $0                $99,744
     219                                      $0                          $0                           $0                     $0
     220                                      $0                          $0                           $0                     $0
     221                                      $0                          $0                       $1,515                     $0
     222                                      $0                          $0                           $0                     $0
     223                                      $0                          $0                         $919                     $0
     224                                      $0                          $0                           $0                     $0
     225                                      $0                          $0                           $0                     $0
     226                                $149,839                          $0                           $0                     $0
     227                                      $0                          $0                           $0                     $0
     228                                      $0                          $0                           $0                     $0
     229                                      $0                          $0                           $0                     $0
     230                                    $410                          $0                       $1,083                 $1,084
     231                                      $0                          $0                           $0                     $0
     232                                      $0                          $0                           $0                     $0
     233                                      $0                          $0                         $930                     $0
     234                                      $0                      $1,667                       $1,667                     $0
     235                                      $0                          $0                           $0                     $0
     236                                      $0                          $0                           $0                     $0
     237                                      $0                          $0                           $0                     $0
     238                                      $0                          $0                           $0                     $0
     239                                $226,272                          $0                       $2,000                     $0
     240                                      $0                          $0                           $0                     $0
     241                                      $0                          $0                           $0                     $0
     242                                      $0                          $0                           $0                     $0
     243                                      $0                          $0                           $0                     $0
     244                                    $457                          $0                         $761                 $1,523
     245                                      $0                          $0                           $0                     $0
     246                                      $0                          $0                       $1,343                 $1,343
     247                                  $7,141                          $0                           $0                     $0
     248                                      $0                          $0                           $0                     $0
     249                                      $0                          $0                           $0                     $0
     250                                      $0                      $1,500                       $1,500                 $1,500
     251                                      $0                          $0                           $0                     $0
     252                                      $0                    $100,000                           $0               $100,011
     253                                      $0                          $0                           $0                     $0
     254                                      $0                          $0                           $0                     $0
     255                                      $0                          $0                           $0                     $0
     256                                      $0                          $0                           $0                     $0
     257                                  $7,391                          $0                           $0                     $0
     258                                  $6,263                          $0                           $0                     $0
     259                                      $0                          $0                         $630                     $0
     260                                      $0                        $750                         $750                   $750
     261                                      $0                     $46,820                           $0                $46,820
     262                                      $0                          $0                           $0                     $0
     263                                      $0                          $0                           $0                     $0
     264                                      $0                          $0                       $1,902                     $0
     265                                      $0                          $0                           $0                     $0
     266                                      $0                          $0                           $0                     $0
     267                                      $0                          $0                           $0                     $0
                                              $0                          $0                         $333                     $0
     268                                      $0                          $0                         $333                     $0
     269                                      $0                          $0                         $318                     $0
     270                                      $0                          $0                         $299                     $0
     271                                      $0                          $0                           $0                     $0
     272                                  $4,699                          $0                           $0                     $0
     273                                      $0                          $0                           $0                     $0
     274                                    $237                          $0                         $395                   $791
     275                                      $0                          $0                         $785                 $3,925
     276                                      $0                          $0                           $0                     $0
     277                                      $0                          $0                           $0                     $0

TOTALS AND
WEIGHTED
AVERAGES:                             $1,606,483                  $4,001,724                      $86,448             $1,485,724




-------------------------------------------------------------------------------------------------------------
                                                                                  PREPAYMENT CODE(24)
   MORTGAGE      ENVIRONMENTAL         INTEREST                             ---------------------------------
   LOAN NO.        INSURANCE        ACCRUAL METHOD      SEASONING(23)           LO      DEF      DEF/YM1.00
-------------------------------------------------------------------------------------------------------------

      1                No             Actual/360                      3          27                       89

      2                No             Actual/360                      0          35       83
      3                No             Actual/360                      0          35       83
      4                No             Actual/360                      0          35       83
      5                No             Actual/360                      0          35       83
      6                No             Actual/360                      0          35       83
      7                No             Actual/360                      0          35       83
      8                No             Actual/360                      0          35       83
      9                No             Actual/360                      0          35       83
      10               No             Actual/360                      0          35       83
      11               No             Actual/360                      0           0       92
      12               No             Actual/360                      5          29       87
      13               No             Actual/360                      2          26       93
      14               No             Actual/360                      3          27                       89
      15               No             Actual/360                      0          35                       78
      16               No             Actual/360                      5          29                       51
      17               No             Actual/360                      3          27       46
      18               No             Actual/360                      0          24       94
      19               No             Actual/360                      0          24       94
      20               No             Actual/360                      1          25       94
      21               No             Actual/360                      0           0
      22               No             Actual/360                      0          24       93
      23               No             Actual/360                      2          26       90
      24               No             Actual/360                      0          24                       92
      25               No             Actual/360                      2          26       93
      26               No             Actual/360                      4          28      148
      27               No             Actual/360                      1          25       91

      28               No             Actual/360                      1          35      201
      29               No             Actual/360                      1          35      201
      30               No             Actual/360                      1          35      201
      31               No             Actual/360                      1          35      201
      32               No             Actual/360                      1          35      201
      33               No             Actual/360                      0          35      143
      34               No               30/360                        0          12
      35               No             Actual/360                      2          26       93

      36        Yes - Individual      Actual/360                      4          28       88
      37        Yes - Individual      Actual/360                      4          28       88
      38        Yes - Individual      Actual/360                      4          28       88
      39        Yes - Individual      Actual/360                      4          28       88
      40        Yes - Individual      Actual/360                      4          28       88
      41        Yes - Individual      Actual/360                      4          28       88
      42        Yes - Individual      Actual/360                      4          28       88
      43        Yes - Individual      Actual/360                      4          28       88
      44        Yes - Individual      Actual/360                      4          28       88
      45        Yes - Individual      Actual/360                      4          28       88
      46        Yes - Individual      Actual/360                      4          28       88
      47        Yes - Individual      Actual/360                      4          28       88
      48        Yes - Individual      Actual/360                      4          28       88
      49        Yes - Individual      Actual/360                      4          28       88
      50        Yes - Individual      Actual/360                      4          28       88
      51        Yes - Individual      Actual/360                      4          28       88
      52        Yes - Individual      Actual/360                      4          28       88
      53        Yes - Individual      Actual/360                      4          28       88
      54        Yes - Individual      Actual/360                      4          28       88
      55        Yes - Individual      Actual/360                      4          28       88
      56        Yes - Individual      Actual/360                      4          28       88
      57        Yes - Individual      Actual/360                      4          28       88
      58        Yes - Individual      Actual/360                      4          28       88
      59        Yes - Individual      Actual/360                      4          28       88
      60        Yes - Individual      Actual/360                      4          28       88
      61        Yes - Individual      Actual/360                      4          28       88
      62        Yes - Individual      Actual/360                      4          28       88
      63        Yes - Individual      Actual/360                      4          28       88
      64        Yes - Individual      Actual/360                      4          28       88
      65        Yes - Individual      Actual/360                      4          28       88
      66        Yes - Individual      Actual/360                      4          28       88
      67        Yes - Individual      Actual/360                      4          28       88
      68        Yes - Individual      Actual/360                      4          28       88
      69        Yes - Individual      Actual/360                      4          28       88
      70        Yes - Individual      Actual/360                      4          28       88
      71        Yes - Individual      Actual/360                      4          28       88
      72        Yes - Individual      Actual/360                      4          28       88
      73        Yes - Individual      Actual/360                      4          28       88
      74        Yes - Individual      Actual/360                      4          28       88
      75        Yes - Individual      Actual/360                      4          28       88
      76        Yes - Individual      Actual/360                      4          28       88
      77        Yes - Individual      Actual/360                      4          28       88
      78        Yes - Individual      Actual/360                      4          28       88
      79        Yes - Individual      Actual/360                      4          28       88
      80        Yes - Individual      Actual/360                      4          28       88
      81        Yes - Individual      Actual/360                      4          28       88
      82        Yes - Individual      Actual/360                      4          28       88
      83        Yes - Individual      Actual/360                      4          28       88
      84        Yes - Individual      Actual/360                      4          28       88
      85        Yes - Individual      Actual/360                      4          28       88
      86        Yes - Individual      Actual/360                      4          28       88
      87        Yes - Individual      Actual/360                      4          28       88
      88        Yes - Individual      Actual/360                      4          28       88
      89        Yes - Individual      Actual/360                      4          28       88
      90        Yes - Individual      Actual/360                      4          28       88
      91        Yes - Individual      Actual/360                      4          28       88
      92        Yes - Individual      Actual/360                      4          28       88
      93        Yes - Individual      Actual/360                      4          28       88
      94        Yes - Individual      Actual/360                      4          28       88
      95        Yes - Individual      Actual/360                      4          28       88
      96        Yes - Individual      Actual/360                      4          28       88
      97        Yes - Individual      Actual/360                      4          28       88
      98        Yes - Individual      Actual/360                      4          28       88
      99        Yes - Individual      Actual/360                      4          28       88
     100        Yes - Individual      Actual/360                      4          28       88
     101        Yes - Individual      Actual/360                      4          28       88
     102        Yes - Individual      Actual/360                      4          28       88
     103        Yes - Individual      Actual/360                      4          28       88
     104        Yes - Individual      Actual/360                      4          28       88
     105        Yes - Individual      Actual/360                      4          28       88
     106        Yes - Individual      Actual/360                      4          28       88
     107        Yes - Individual      Actual/360                      4          28       88
     108        Yes - Individual      Actual/360                      4          28       88
     109        Yes - Individual      Actual/360                      4          28       88
     110        Yes - Individual      Actual/360                      4          28       88
     111        Yes - Individual      Actual/360                      4          28       88
     112        Yes - Individual      Actual/360                      4          28       88
     113        Yes - Individual      Actual/360                      4          28       88
     114        Yes - Individual      Actual/360                      4          28       88
     115        Yes - Individual      Actual/360                      4          28       88
     116        Yes - Individual      Actual/360                      4          28       88
     117        Yes - Individual      Actual/360                      4          28       88
     118        Yes - Individual      Actual/360                      4          28       88
     119        Yes - Individual      Actual/360                      4          28       88
     120        Yes - Individual      Actual/360                      4          28       88
     121        Yes - Individual      Actual/360                      4          28       88
     122        Yes - Individual      Actual/360                      4          28       88
     123        Yes - Individual      Actual/360                      4          28       88
     124        Yes - Individual      Actual/360                      4          28       88
     125        Yes - Individual      Actual/360                      4          28       88
     126               No               30/360                        3          35
     127               No               30/360                        3          35
     128               No             Actual/360                      0          35                       81
     129               No             Actual/360                      1          35       83
     130               No               30/360                        0          12
     131               No             Actual/360                      0          24      155
     132               No             Actual/360                      0          24       92
     133               No               30/360                        3          35
     134               No             Actual/360                      2          26       90
     135               No               30/360                        4          35
     136               No               30/360                       10          35
     137               No               30/360                        8          36
     138               No               30/360                        6          35
     139               No               30/360                        3          35
     140               No             Actual/360                      1          25       94
     141               No             Actual/360                      1          25      151
     142               No             Actual/360                      0          24       93
     143               No             Actual/360                      0          24      154
     144               No             Actual/360                      1          35       83
     145               No             Actual/360                      1          35      138
     146               No             Actual/360                      3          27       89
     147               No             Actual/360                      4          28       91
     148               No             Actual/360                      1          48
     149               No             Actual/360                      2          26       93
     150               No               30/360                        3          59
     151               No             Actual/360                      1          35                       81
     152               No             Actual/360                      1          35       81
     153               No             Actual/360                      3          27      151
     154               No             Actual/360                      2          26
     155               No             Actual/360                      1          25       94
     156               No             Actual/360                      1          48
     157               No             Actual/360                      1          25       94
     158               No             Actual/360                      0          24       92
     159               No             Actual/360                      0          35       81
     160               No             Actual/360                      0          24       92
     161               No             Actual/360                      2          35       83
     162               No             Actual/360                      1          47       72
     163               No             Actual/360                      3          27       89
     164               No             Actual/360                      2          35       83
     165               No             Actual/360                      1          35       83
     166               No             Actual/360                      0          35       83
     167               No               30/360                        3          35
     168               No             Actual/360                      1          35       81
     169               No             Actual/360                      2          35                       81
     170               No             Actual/360                      0          24       92
     171               No             Actual/360                      4          28       88
     172               No               30/360                        2          35
     173               No             Actual/360                      2          26       93
     174               No             Actual/360                      0          24       92
     175               No             Actual/360                      0          24       92
     176               No             Actual/360                      1          25       91
     177               No             Actual/360                      2          26       92
     178               No               30/360                        3          35
     179               No             Actual/360                      0          24       92
     180               No             Actual/360                      0          35       81
     181               No             Actual/360                      0          24       92

     182               No             Actual/360                      9          36       80
     183               No             Actual/360                      9          36       80
     184               No             Actual/360                      9          36       80
     185               No             Actual/360                      9          36       80
     186               No             Actual/360                      9          36       80
     187               No             Actual/360                      9          36       80
     188               No             Actual/360                      9          36       80
     189               No             Actual/360                      9          36       80
     190               No             Actual/360                      9          36       80
     191               No             Actual/360                      1          25       93

     192               No             Actual/360                      9          36       80
     193               No             Actual/360                      9          36       80
     194               No             Actual/360                      9          36       80
     195               No             Actual/360                      9          36       80
     196               No             Actual/360                      9          36       80
     197               No             Actual/360                      9          36       80
     198               No             Actual/360                      9          36       80
     199               No             Actual/360                      9          36       80
     200               No             Actual/360                      9          36       80
     201               No             Actual/360                      9          36       80
     202               No             Actual/360                      1          35       81
     203               No             Actual/360                      2          26       92
     204               No             Actual/360                      0          24       92
     205               No             Actual/360                      1          25       91
     206               No             Actual/360                      1          25       91

     207               No             Actual/360                      1          25       91
     208               No             Actual/360                      1          25       91
     209               No             Actual/360                      2          26       93
     210          Yes - Group         Actual/360                      2          35       81
     211               No             Actual/360                      1          35       81
     212               No             Actual/360                      1          35       83
     213               No             Actual/360                      1          35       83
     214               No             Actual/360                      4          28       91
     215               No             Actual/360                      1          25       93
     216               No             Actual/360                      1          25                       93
     217               No             Actual/360                     11          35       81
     218               No             Actual/360                      0          24       92
     219               No             Actual/360                      0          35                       81
     220          Yes - Group         Actual/360                      1          35       81
     221               No             Actual/360                      1          35       81
     222               No               30/360                        1          25
     223               No             Actual/360                      0          24       92
     224               No             Actual/360                      2          26       90
     225               No             Actual/360                      0          24       95
     226          Yes - Group         Actual/360                      2          35       81
     227               No             Actual/360                      1          25
     228               No             Actual/360                      3          27       92
     229               No             Actual/360                      1          25       91
     230               No             Actual/360                      2          26       90
     231               No             Actual/360                      1          35                      201
     232          Yes - Group         Actual/360                      1          35       81
     233          Yes - Group         Actual/360                      1          35                      141
     234               No             Actual/360                      0          24       94
     235               No             Actual/360                      1          25       94
     236          Yes - Group         Actual/360                      0          35                       81
     237               No             Actual/360                      5          29       90
     238               No             Actual/360                      1          25       92
     239               No             Actual/360                      1          25       91
     240               No             Actual/360                      2          26       93
     241          Yes - Group         Actual/360                      1          35                       81
     242          Yes - Group         Actual/360                      0          35                       81
     243               No               30/360                        1          25      211
     244               No             Actual/360                      3          27       89
     245               No             Actual/360                      2          47       71
     246          Yes - Group         Actual/360                      2          35                       81
     247               No             Actual/360                      4          28       88
     248               No             Actual/360                      5          47       72
     249          Yes - Group         Actual/360                      0          35       81
     250               No             Actual/360                      1          25       91
     251               No             Actual/360                      1          25       91
     252          Yes - Group         Actual/360                      1          35       83
     253               No             Actual/360                      1          25       91
     254               No             Actual/360                      1          25
     255               No             Actual/360                      0          24
     256               No             Actual/360                      1          25       91
     257               No             Actual/360                      4          28       88
     258               No             Actual/360                      4          28       88
     259          Yes - Group         Actual/360                      1          35                      141
     260               No             Actual/360                      1          25       91
     261               No             Actual/360                      2          26      210
     262               No             Actual/360                      0          24
     263          Yes - Group         Actual/360                      1          35       45
     264          Yes - Group         Actual/360                      1          35       21
     265               No             Actual/360                      1          35       81
     266               No             Actual/360                      2           0
     267          Yes - Group         Actual/360                      1          35       81
                  Yes - Group         Actual/360                      0          35       81
     268          Yes - Group         Actual/360                      0          35       81
     269          Yes - Group         Actual/360                      0          35       81
     270          Yes - Group         Actual/360                      0          35       81
     271               No             Actual/360                      0          35                      201
     272               No             Actual/360                      4          28       88
     273          Yes - Group         Actual/360                      0          35       83
     274               No             Actual/360                      3          27       89
     275               No             Actual/360                      6          35                       83
     276               No             Actual/360                      3          27       89
     277               No             Actual/360                      1          25       91

TOTALS AND
WEIGHTED
AVERAGES:                                                             2




----------------------------------------------------------------------------------------------
                            PREPAYMENT CODE(24)
   MORTGAGE    ----------------------------------------------       YM         ADMINISTRATIVE
   LOAN NO.      DEF/YM      YM2.00      YM1.00      OPEN      FORMULA(25)       COST RATE(26)
----------------------------------------------------------------------------------------------

      1                                                4            A                   3.220

      2                                                2                                3.220
      3                                                2                                3.220
      4                                                2                                3.220
      5                                                2                                3.220
      6                                                2                                3.220
      7                                                2                                3.220
      8                                                2                                3.220
      9                                                2                                3.220
      10                                               2                                3.220
      11                        24                     4            B                   3.220
      12                                               4                                3.220
      13                                               1                                3.220
      14                                               4            C                   3.220
      15                                               7            D                   3.220
      16                                               4            E                   3.220
      17             1                                 4            F                   3.220
      18                                               2                                3.220
      19                                               2                                3.220
      20                                               1                                8.220
      21                                   116         4            E                   3.220
      22                                               1                                8.220
      23                                               4                                3.220
      24                                               4            E                   3.220
      25                                               1                                3.220
      26                                               4                                3.220
      27                                               4                                3.220

      28                                               4                                3.220
      29                                               4                                3.220
      30                                               4                                3.220
      31                                               4                                3.220
      32                                               4                                3.220
      33                                               2                                3.220
      34                                    44         4            E                   3.220
      35                                               1                                3.220

      36                                               4                                5.220
      37                                               4                                5.220
      38                                               4                                5.220
      39                                               4                                5.220
      40                                               4                                5.220
      41                                               4                                5.220
      42                                               4                                5.220
      43                                               4                                5.220
      44                                               4                                5.220
      45                                               4                                5.220
      46                                               4                                5.220
      47                                               4                                5.220
      48                                               4                                5.220
      49                                               4                                5.220
      50                                               4                                5.220
      51                                               4                                5.220
      52                                               4                                5.220
      53                                               4                                5.220
      54                                               4                                5.220
      55                                               4                                5.220
      56                                               4                                5.220
      57                                               4                                5.220
      58                                               4                                5.220
      59                                               4                                5.220
      60                                               4                                5.220
      61                                               4                                5.220
      62                                               4                                5.220
      63                                               4                                5.220
      64                                               4                                5.220
      65                                               4                                5.220
      66                                               4                                5.220
      67                                               4                                5.220
      68                                               4                                5.220
      69                                               4                                5.220
      70                                               4                                5.220
      71                                               4                                5.220
      72                                               4                                5.220
      73                                               4                                5.220
      74                                               4                                5.220
      75                                               4                                5.220
      76                                               4                                5.220
      77                                               4                                5.220
      78                                               4                                5.220
      79                                               4                                5.220
      80                                               4                                5.220
      81                                               4                                5.220
      82                                               4                                5.220
      83                                               4                                5.220
      84                                               4                                5.220
      85                                               4                                5.220
      86                                               4                                5.220
      87                                               4                                5.220
      88                                               4                                5.220
      89                                               4                                5.220
      90                                               4                                5.220
      91                                               4                                5.220
      92                                               4                                5.220
      93                                               4                                5.220
      94                                               4                                5.220
      95                                               4                                5.220
      96                                               4                                5.220
      97                                               4                                5.220
      98                                               4                                5.220
      99                                               4                                5.220
     100                                               4                                5.220
     101                                               4                                5.220
     102                                               4                                5.220
     103                                               4                                5.220
     104                                               4                                5.220
     105                                               4                                5.220
     106                                               4                                5.220
     107                                               4                                5.220
     108                                               4                                5.220
     109                                               4                                5.220
     110                                               4                                5.220
     111                                               4                                5.220
     112                                               4                                5.220
     113                                               4                                5.220
     114                                               4                                5.220
     115                                               4                                5.220
     116                                               4                                5.220
     117                                               4                                5.220
     118                                               4                                5.220
     119                                               4                                5.220
     120                                               4                                5.220
     121                                               4                                5.220
     122                                               4                                5.220
     123                                               4                                5.220
     124                                               4                                5.220
     125                                               4                                5.220
     126                                    23         2            G                   3.220
     127                                    23         2            G                   3.220
     128                                               4            H                   8.220
     129                                               2                                3.220
     130                                    46         2            E                   3.220
     131                                               1                                3.220
     132                                               4                                7.220
     133                                    23         2            G                   3.220
     134                                               4                                3.220
     135                                    23         2            G                   7.220
     136                                    29         2            G                   7.220
     137                                    26         2            G                   7.220
     138                                    25         2            G                   7.220
     139                                    23         2            G                   3.220
     140                                               1                               12.220
     141                                               4                                3.220
     142                                               3                                3.220
     143                                               2                                3.220
     144                                               2                                3.220
     145                                               7                                3.220
     146                                               4                                3.220
     147                                               1                                8.220
     148                                   129         3            I                  10.220
     149                                               1                               12.220
     150                                    57         4            J                   3.220
     151                                               4            H                   3.220
     152                                               4                                3.220
     153                                               2                                3.220
     154                                    90         4            K                   3.220
     155                                               1                                3.220
     156                                   129         3            I                  10.220
     157                                               1                                3.220
     158                                               4                                3.220
     159                                               4                                3.220
     160                                               4                                3.220
     161                                               2                                3.220
     162                                               1                                3.220
     163                                               4                                3.220
     164                                               2                                8.220
     165                                               2                                3.220
     166                                               2                                3.220
     167                                    23         2            G                   3.220
     168                                               4                                3.220
     169                                               4            H                   3.220
     170                                               4                                3.220
     171                                               4                                3.220
     172                                    83         2            G                   3.220
     173                                               1                                7.220
     174                                               4                                3.220
     175                                               4                                3.220
     176                                               4                                8.220
     177                                               2                                3.220
     178                                    23         2            G                   3.220
     179                                               4                                3.220
     180                                               4                                3.220
     181                                               4                                3.220

     182                                               4                               20.220
     183                                               4                               20.220
     184                                               4                               20.220
     185                                               4                               20.220
     186                                               4                               20.220
     187                                               4                               20.220
     188                                               4                               20.220
     189                                               4                               20.220
     190                                               4                               20.220
     191                                               2                                3.220

     192                                               4                               20.220
     193                                               4                               20.220
     194                                               4                               20.220
     195                                               4                               20.220
     196                                               4                               20.220
     197                                               4                               20.220
     198                                               4                               20.220
     199                                               4                               20.220
     200                                               4                               20.220
     201                                               4                               20.220
     202                                               4                                3.220
     203                                               2                                3.220
     204                                               4                                3.220
     205                                               4                                3.220
     206                                               4                                3.220

     207                                               4                                3.220
     208                                               4                                3.220
     209                                               1                                3.220
     210                                               4                                3.220
     211                                               4                                3.220
     212                                               2                                3.220
     213                                               2                                3.220
     214                                               1                                3.220
     215                                               2                                3.220
     216                                               2            E                   3.220
     217                                               4                                3.220
     218                                               4                                3.220
     219                                               4            H                   3.220
     220                                               4                                5.220
     221                                               4                                3.220
     222                                    31         4            E                   3.220
     223                                               4                                3.220
     224                                               4                                3.220
     225                                               1                                3.220
     226                                               4                                3.220
     227                                    91         4            E                   3.220
     228                                               1                                8.220
     229                                               4                                3.220
     230                                               4                               13.220
     231                                               4            H                   7.220
     232                                               4                                3.220
     233                                               4            H                  10.220
     234                                               2                                3.220
     235                                               1                                3.220
     236                                               4            H                   3.220
     237                                               1                                3.220
     238                                               3                                3.220
     239                                               4                                3.220
     240                                               1                                3.220
     241                                               4            H                   7.220
     242                                               4            H                   3.220
     243                                               4                                3.220
     244                                               4                                3.220
     245                                               2                                3.220
     246                                               4            H                  12.220
     247                                               4                                3.220
     248                                               1                                8.220
     249                                               4                               10.220
     250                                               4                                3.220
     251                                               4                                3.220
     252                                               2                                3.220
     253                                               4                                3.220
     254                                    91         4            E                   3.220
     255                                    56         4            E                   3.220
     256                                               4                                3.220
     257                                               4                                3.220
     258                                               4                                3.220
     259                                               4            H                  15.220
     260                                               4                                3.220
     261                                               4                                3.220
     262                                    94         2            E                   3.220
     263                                               4                               12.220
     264                                               4                                3.220
     265                                               4                               12.220
     266                                   116         4            E                   3.220
     267                                               4                               12.220
                                                       4                               20.220
     268                                               4                               20.220
     269                                               4                               20.220
     270                                               4                               20.220
     271                                               4            H                  15.220
     272                                               4                                3.220
     273                                               2                               15.220
     274                                               4                                3.220
     275                                               2            H                  12.220
     276                                               4                                3.220
     277                                               4                                3.220

TOTALS AND
WEIGHTED
AVERAGES:                                                                               4.265


FOOTNOTES TO APPENDIX II

1        "BSCMI," "WFB," "MSMC," and "PCF" denote, Bear Stearns Commercial
         Mortgage, Inc., Wells Fargo Bank, National Association, Morgan Stanley
         Mortgage Capital Inc., and Principal Commercial Funding, LLC,
         respectively, as Sellers.

2        The following loan pools represent multiple properties securing a single mortgage loan, and are designated by Roman Numeral coding:
         Mortgage Loan Nos. 2-10, 28-32, 36-125, 182-190, 192-201, 207-208 and
         268-270. For the purpose of the statistical information set forth in this Prospectus Supplement as to such mortgage loans, a portion of the aggregate Cut-off Date Balance has been allocated to each mortgaged property based on the respective appraised values and/or Underwritable
         Cash Flows. The following loan pools represent cross-collateralized/
         crossed-defaulted properties securing multiple mortgage loans and are designated by identical alphabetical coding: Mortgage Loan Nos. 18-19,
         126-127 and 135-138. For the purpose of the statistical information set forth in this Prospectus Supplement as to such single-loan/
         multiple-property and crossed-collateralized/crossed-defaulted loan pools, certain credit statistics, including NOI DSCR, NCF DSCR, NCF
         Post IO Period DSCR, Cut-off Date LTV, Balloon LTV and Cut-off Date
         Balance per Unit or SF, are calculated on an aggregate basis.

3        Certain of the mortgage loans that are secured by retail properties include in-line and/or anchor tenant ground lease parcels in the calculation of the total square footage of the property.

4        In general for each mortgaged property, "Percent Leased" was determined based on a rent roll or lease verification letter provided by the borrower. "Percent Leased as of Date" indicates the date as of which
         "Percent Leased" was determined based on such information.

5        With respect to Mortgage Loan No. 17, Port Covington Shopping Center,
         the property is subject to a ground lease. However, the ground lessor has encumbered/subordinated its interest in the mortgaged property to the lien of the leasehold mortgage such that upon foreclosure, the lease is extinguished. As such, the loan is disclosed as a fee loan.

         With respect to Mortgage Loan No. 35, The Hotel Metro, the property is subject to a ground lease. However, the ground lessor has
         encumbered/subordinated its interest in the mortgaged property to the lien of the leasehold mortgage such that upon foreclosure, the lease is extinguished. As such, the loan is disclosed as a fee loan.

6        The Cut-off Date is July 1, 2005 for any mortgage loan that has a due date on the first day of each month. For purposes of the information contained in this Prospectus Supplement, we present the loans as if scheduled payments due in July 2005 were due on July 1, 2005, not the actual day on which such scheduled payments were due. The mortgage loans generally have a due date on the 1st of the month, except for
         Mortgage Loan No. 227, 10616 South Western Avenue, which is due on the
         3rd of the month, Mortgage Loan No. 16, Sherwood Lakes Apartments, and
         Mortgage Loan No. 27, Sandy Springs Plaza Retail Center, which are due on the 5th of the month, Mortgage Loan No. 11, Adobe Building, which is due on the 7th of the month, and Mortgage Loan No. 1, One Buckhead, and
         Mortgage Loan No. 154, Colonial Ridge Apartments, which are due on the
         8th of the month.

         With respect to Mortgage Loan Nos. 28-32 (referred to herein as the
         "Hinckley Portfolio Loan" and the "Hinckley Portfolio Pari Passu
         Loan"), the loan is comprised of one A Note (Note A-1 described below)
         that is secured by the mortgaged property on a 50% pari passu basis with another note (Note A-2 described below, the "Hinckley Portfolio
         Companion Loan") that is not included in the Trust. The Hinckley
         Portfolio A Notes had original principal balances as follows: Note A-1,
         $17,500,000; Note A-2, $17,500,000. The Hinckley Portfolio Companion
         Loan has the same interest rate, maturity date and amortization term as the Hinckley Portfolio Pari Passu Loan. For the proposes of the information presented in the Prospectus Supplement with respect to the
         Hinckley Portfolio Loan, the Underwritable NOI, Underwritable Cash
         Flow, NOI DSCR, NCF DSCR, NCF Post IO Period DSCR, Cut-off Date LTV,
         Balloon LTV and Cut-off Date Balance per Unit or SF, reflect the total aggregate indebtedness evidenced by the Hinckley Portfolio Pari Passu
         Loan and the Hinckley Portfolio Companion Loan.

                                      II-1

         With respect to Mortgage Loan Nos. 36-125 (referred to herein as the
         "JL Holdings Portfolio Loan" and the "JL Holdings Portfolio Pari Passu
         Loan"), the loan is comprised of one A Note (Note A-2 described below)
         that is secured by the mortgaged property on a 50% pari passu basis with another note (Note A-1 described below, the "JL Holdings Portfolio
         Companion Loan") that is not included in the Trust. The JL Holdings
         Portfolio A Notes had original principal balances as follows: Note A-1,
         $15,000,000; Note A-2, $15,000,000. The Note A-2 is included in the trust. Note A-1 is included in the REMIC Trust know as BSCMSI
         2005-PWR8. The JL Holdings Portfolio Companion Loan has the same interest rate, maturity date and amortization term as the JL Holdings
         Portfolio Pari Passu Loan. For the proposes of the information presented in the Prospectus Supplement with respect to the JL Holding
         Portfolio Loan, the Underwritable NOI, Underwritable Cash Flow, NOI
         DSCR, NCF DSCR, NCF Post IO Period DSCR, Cut-off Date LTV, Balloon LTV
         and Cut-off Date Balance per Unit or SF, reflect the total aggregate indebtedness evidenced by the JL Holdings Portfolio Pari Passu Loan and the JL Holdings Companion Loan. The JL Holdings Portfolio also secures a subordinate B Note (referred to herein as the JL Holdings Portfolio B
         Note") with an original principal balance of $29,800,000. The JL
         Holdings Portfolio B Note is owned by an affiliate of the mortgage loan seller and is not an asset of the Trust.

         With respect to Mortgage Loan No. 24, Oak Tree Village Apartments, the
         loan also secures a $1,000,000 B Note held by an affiliate of the mortgage loan seller bearing interest at 5.53% for a 10-year term. The
         B Note, and the right of the holder of the B Note to receive payments, is junior and subordinate to the A Note and the right of the holder of the A Note.

         With respect to Mortgage Loan No. 147, Brick Walk, the borrower has incurred a second mortgage in the amount of $700,000 which is currently held by Hudson United Bank. The second mortgage is subject to a subordination agreement.

         With respect to Mortgage Loan No. 168, Missouri City Shopping Center,
         the loan also secures a $412,500 B Note held by CBA-Mezzanine Capital
         Finance, LLC bearing interest at 12.75% for a 10-year term. The B Note and right of holder of the B Note to receive payments is junior and subordinate to the A Note and right of holder of the A Note.

         With respect to Mortgage Loan No. 176, 24-Hour Fitness, mezzanine debt exists in the amount of $1,076,400 secured by the ownership interest in the borrower.

         With respect to Mortgage Loan Nos. 182-190, Circle K Portfolio Pod 2,
         and Mortgage Loans Nos. 192-201, Circle K Portfolio Pod 6, mezzanine debt exists in the amount of $19,488,590 secured by the ownership interest in the borrower.

         With respect to Mortgage Loan No. 14, New London Mall, the borrower may incur additional secured debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i)
         there is no event of default, (ii) the combined LTV ratio is less than
         75%, and (iii) the combined DSCR is greater than 1.80x.

         With respect to Mortgage Loan No. 128, Penn Field Office Warehouse, the
         borrower may incur either one, but not both, of two options: (1)
         additional secured debt or (2) mezzanine financing. Both options (1)
         and (2) are subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) the combined LTV ratio is less than 75%, and (ii) the combined DSCR is greater than
         1.30x.

         With respect to Mortgage Loan No. 147, Brick Walk, the borrower may incur additional secured debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i)
         there is no event of default, (ii) the combined LTV ratio is less than
         80%, and (iii) the combined DSCR is greater than 1.50x.

         With respect to Mortgage Loan No. 148, Valley View Apartments, the
         borrower may incur additional secured debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) there is no event of default, (ii) the combined LTV ratio is less than 65%, and (iii) the combined DSCR is greater than
         1.25x.

         With respect to Mortgage Loan No. 156, Lake Shore Apartments, the borrower may incur additional secured debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) there is no event of default, (ii) the combined LTV ratio is less than 65%, and (iii) the combined DSCR is greater than
         1.25x.

         With respect to Mortgage Loan No. 214, Lowe's Asheboro, the borrower is not a single purpose entity and may incur additional debt, secured or unsecured, to the extent that the aggregate debt on all properties owned by the borrower does not exceed 60% of the aggregate value of all the properties owned by the borrower.

                                      II-2

         With respect to Mortgage Loan No. 237, Lowe's Martinsburg, the borrower is not a single purpose entity and may incur additional debt, secured or unsecured, to the extent that the aggregate debt on all properties owned by the borrower does not exceed 60% of the aggregate value of all the properties owned by the borrower.

         With respect to Mortgage Loan No. 1, One Buckhead, the borrower may incur additional mezzanine debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) the combined LTV ratio is less than 75%, and (ii) the combined DSCR is greater than 1.35x.

         With respect to Mortgage Loan No. 11, Adobe Building, the borrower may incur additional mezzanine debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) the combined LTV ratio is less than 75%, and (ii) the combined DSCR is greater than 1.20x.

         With respect to Mortgage Loan No. 33, Veco Alaska Building, the borrower may incur additional mezzanine debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) the combined LTV ratio is less than 73%, and (ii) the combined DSCR is greater than 1.15x.

         With respect to Mortgage Loan No. 145, Marketplace at Webb Chapel, the
         borrower may incur additional mezzanine debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) the combined LTV ratio is less than 80%, and (ii) the combined DSCR is greater than 1.20x.

         With respect to Mortgage Loan No. 154, Colonial Ridge Apartments, the
         borrower may incur additional mezzanine debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) the combined LTV ratio is not greater than the Cut-Off
         Date LTV ratio, and (ii) the combined DSCR is greater than 1.30x.

         With respect to Mortgage Loan No. 157, Bishops Corner, the borrower may incur additional mezzanine debt subject to restrictions and subordination as detailed in the loan documents including but not limited to: (i) the combined LTV ratio is less than 65%, and (ii) the combined DSCR is greater than 1.50x.

         With respect to Mortgage Loan No. 17, Port Covington Shopping Center,
         both Wal-Mart and Sam's Club have the option to purchase their respective parcels during the term of the loan. Wal-Mart's purchase option is at a price of $9,705,263 and can be exercised between May 1,
         2011 and January 31, 2012. Sam's Club's purchase option is at a price of $8,947,368 and can be exercised between June 1, 2011 and February
         28, 2012. Prior to the earliest exercise date for each option, the loan amount allocable to each respective parcel will have amortized to an amount less than the purchase price. The release of the respective parcels will be allowed upon the satisfaction of certain conditions set forth in the loan documents, including, among others, the application of the purchase price to the repayment of the Port Covington Shopping
         Center Loan with applicable premiums and the absence of an event of default.

         With respect to Mortgage Loan No. 27, Sandy Springs Plaza Retail
         Center, the borrower may request the release of a portion of the collateral provided that, among other conditions as set forth in the loan documents, (i) the remaining collateral has a minimum DSCR of
         1.50x and a maximum LTV ratio of 74%, (ii) the remaining collateral is at least 90% leased, and (iii) the loan amount is paid down 105% of the value attributable to the released parcel (unless the released parcel is a portion of the parking area) based on the MAI Appraisal plus a make whole premium.

         With respect to Mortgage Loan Nos. 28-32, Hinckley Portfolio, any property may be released through partial defeasance in an amount equal to 110% of the allocated loan amount for the released property provided
         (i) the LTV ratio immediately following the release is not greater than
         75%, and (ii) the DSCR immediately following the release is at least equal to or greater than 1.15x.

         With respect to Mortgage Loan Nos. 28-32, Hinckley Portfolio, the loan allows the borrower to substitute individual properties once during the loan term. Any proposed substitution would be subject to satisfying numerous requirements and conditions including the following: (i) the replacement property must have a LTV ratio less than 75%, (ii) the replacement property must have an equal or higher appraised value, be in equal or better physical condition, and be a building substantially similar in size, use and quality than the building being replaced,
         (iii) the replacement property and the remaining properties DSCR shall be at least 1.15x, and (iv) the lender has received confirmation from the rating agencies that such substitution will not result in a downgrade of the certificates.

                                      II-3

         With respect to Mortgage Loan Nos. 36-125, JL Holdings Portfolio, any
         property may be released through partial defeasance in an amount equal to 125% of the allocated loan amount for the released property provided
         (i) the LTV ratio immediately following the release is not greater than
         67%, and (ii) the total allocated loan amount subject to partial defeasance does not exceed 10% of the original principal balance over the term of the loan.

         With respect to Mortgage Loan Nos. 135-138, Academy Sports San Antonio,
         Academy Sports Houma, Academy Sports Port Arthur, and Academy Sports
         Midland, any property may be released with the payment of the applicable yield maintenance premium plus an amount equal to 115% of the allocated loan amount for the released property provided (i) the
         LTV ratio immediately following the release is less than 60%, and (ii)
         the DSCR immediately following the release is greater than 2.65x.

         With respect to Mortgage Loan No. 142, Plaza 400 Office Park, the borrower may request the release of a portion of the collateral provided that, among other conditions as set forth in the loan documents, the remaining collateral has a maximum LTV ratio of 65%.

         With respect to Mortgage Loan No. 157, Bishops Corner, the borrower may release a portion of the premises provided that, among other conditions as set forth in the loan documents, (i) the LTV ratio immediately following the release is less than 60%, and (ii) the DSCR immediately following the release is greater than 1.60x.

         With respect to Mortgage Loan Nos. 182-190, Circle K Portfolio Pod 2,
         the loan allows the borrower to substitute a property of equal or greater value. Any proposed substitution would be subject to satisfying numerous requirements and conditions including the following: the loan is not in default, the approval of note holder, the potential substitute property must have an appraised value that is equal to or greater than that of the subject release property, and the location of the substitute property must be in proximity to the geographical area of the release property.

         With respect to Mortgage Loan Nos. 192-201, Circle K Portfolio Pod 6,
         the loan allows the borrower to substitute a property of equal or greater value. Any proposed substitution would be subject to satisfying numerous requirements and conditions including the following: the loan is not in default, the approval of note holder, the potential substitute property must have an appraised value that is equal to or greater than that of the subject release property, and the location of the substitute property must be in proximity to the geographical area of the release property.

         With respect to Mortgage Loan No. 206, Mills Station Mills Walk
         Shopping Center, the borrower may request the release of a portion of the collateral provided that, among other conditions as set forth in the loan documents, (i) the remaining collateral has a minimum DSCR of
         1.50x and a maximum LTV ratio of 78%, (ii) the remaining collateral is
         100% leased, and (iii) the loan amount is paid down 125% of the value attributable to the released parcel based on the MAI Appraisal plus a make whole premium.

7        The "Grace Period" shown is grace period to charge late interest.

8        The "Original Amort. Term" shown is the basis for determining the fixed monthly principal and interest payment as set forth in the related note. Due to the Actual/360 interest calculation methodology applied to most mortgage loans, the actual amortization to a zero balance for such loans will be longer.

9        The indicated NOI DSCR and NCF DSCR reflect current scheduled payments as of the Cut-off Date for all mortgage loans.

10       The indicated NCF Post IO Period DSCR reflects scheduled payments after any applicable partial interest only periods.

11       "Valuation Date" refers to the date as of which the related appraised value applies (also known as the "value as-of date").

                                      II-4

12       "Largest Tenant" refers to the tenant that represents the greatest percentage of the total square footage at the mortgaged property,
         "Second Largest Tenant" refers to the tenant that represents the second greatest percentage of the total square footage and "Third Largest
         Tenant" refers to the tenant that represents the third greatest percentage of the total square footage at the mortgaged property. In certain cases, the data for tenants occupying multiple spaces include square footage only from the primary spaces sharing the same expiration date, and may not include minor spaces with different expiration dates.

         With respect to Mortgage Loan No. 222, 7199 Natural Bridge Road,
         Walgreen Co. has a 60-year lease, but has an option to terminate the lease at the end of years 20, 25, 30, 35, 40, 45, 50 and 55 with 6 months notice.

         With respect to Mortgage Loan No. 243, 8050 North Mesa Street, Walgreen
         Co. has a 75-year lease, but has an option to terminate the lease at the end of years 25, 30, 35, 40, 45, 50, 55, 60, 65 and 70 with 6 months notice.

13       For "Capital Expenditure Escrow in Place" identified as "Yes,"
         collections may occur at one time or be ongoing. In certain instances, the amount of the escrow may be capped or collected only for certain periods of such mortgage loan and/or may not be replenished after a release of funds.

14       For "TI/LC Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances the amount of the escrow may be capped or collected only for certain periods of time and/or may not be replenished after a release of funds. The weighted average percentage of mortgage loans disclosed as having TI/LC cash or letter of credit balances in place considers only mortgage loans on commercial-type properties, excluding hospitality, multifamily, manufactured housing community, self storage and certain other mortgaged properties.

15       "Other Escrow Description" indicates any other types of escrow required, or in certain cases letters of credit required, other than
         Insurance, Tax, Capital Expenditure and TI/LC. In certain cases, the letter of credit may represent additional security from a tenant, and may therefore be relinquished when such tenant leaves the property at lease expiration.

16       "Springing Escrow Description" indicates the type of escrow required to be funded in the future and/or upon the occurrence of certain future events as outlined in the respective loan documents.

17       "Initial Capital Expenditure Escrow Requirement" indicates the amount designated for Capital Expenditure Escrow, or in certain cases the letter of credit, that was deposited at loan closing.

18       "Monthly Capital Expenditure Escrow Requirement" indicates the monthly amount designated for Capital Expenditure Escrow in the loan documents for such mortgage loan. In certain cases, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

19       "Current Capital Expenditure Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the June, 2005 due dates for the mortgage loans.

20       "Initial TI/LC Escrow Requirement" indicates the amount designated for
         Tenant Improvements and Leasing Commissions Escrow or in certain cases the letter of credit that was deposited at loan closing.

21       "Monthly TI/LC Escrow Requirement" indicates the monthly amount designated for Tenant Improvements and Leasing Commissions Escrow in
         the loan documents for such mortgage loan. In certain instances, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

22       "Current TI/LC Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the June, 2005 due dates for the mortgage loans.

23       "Seasoning" represents the number of payments elapsed from the earlier of the "First Payment Date (P&I)" or "First Payment Date (IO)" to the
         Cut-off Date.

                                      II-5

24       The "Prepayment Code" includes the number of loan payments from the first Due Date to the stated maturity. "LO" represents the lockout period. "DEF" represents defeasance. "DEF/YM1.00" represents either defeasance or the greater of yield maintenance and 1.00%, generally at the option of the borrower. "DEF/YM" represents either defeasance or yield maintenance, generally at the option of the borrower. "YM2.00"
         represents the greater of yield maintenance and 2.00%. "YM1.00"
         represents the greater of yield maintenance and 1.00%. "Open"
         represents the number of payments, including the maturity date, at which principal prepayments are permitted without payment of a prepayment premium. For each mortgage loan, the number set forth under a category of "Prepayment Code" represents the number of payments in the Original Term to Maturity for which such provision applies. See
         Footnotes 25 and 27 for additional prepayment information.

25       Mortgage loans with associated Yield Maintenance prepayment premiums are categorized according to unique Yield Maintenance formulas. There are eleven different Yield Maintenance formulas represented by the loans in the subject mortgage loan pool. The different formulas are referenced by the letters "A", "B", "C", "D", "E", "F","G", "H", "I",
         "J" and "K". Any exceptions to these formulas are shown below such formulas. Summaries of the eleven formulas are listed beginning on page
         II-9.

26       The "Administrative Cost Rate" indicated for each mortgage loan will be calculated based on the same interest accrual method applicable to each mortgage loan.

                                      II-6

27       Each of the following mortgage loans is structured with a performance holdback or letter of credit ("LOC") subject to achievement of certain release conditions. The release conditions are referenced by numbers
         1-5, which are summarized immediately below the table. The amount of the holdback was escrowed, or the letter of credit was established, for each mortgage loan at closing. Many of the loans with reserves and reserve agreements in place permit or require the amount in the reserve
         (or proceeds of the letter of credit) to be applied to outstanding loan amounts in the event of a default. The mortgage loans referenced in this paragraph do not include all such loans, but rather only those loans which permit or require the application of the reserve (or proceeds of the letter of credit) to the balance of the mortgage loan if the mortgaged property does not achieve a specified level of financial performance in accordance with the terms of the respective reserve agreements. Although generally the mortgage loans prohibit voluntary partial prepayment, the following mortgage loans may require partial prepayments:



   Mtg.                                           Escrow or LOC        Escrowed Holdback                        Prepayment
   Loan                                              Release          or Letter of Credit   Outside Date          Premium
    No.             Property Name                   Conditions          Initial Amount       for Release        Provisions
---------- ------------------------------------ ------------------- ----------------------- ---------------- ---------------------

   21      7300 Linder Avenue                           1              $1,000,000 LOC             NAP         Yield Maintenance
   191     48571 Milmont Drive                          2                $172,739 LOC             NAP         Yield Maintenance
   203     1201 Cadillac Court                          2                $158,438 LOC             NAP         Yield Maintenance
   215     Creekside Business Park                      3                $125,000 LOC          2/1/2012       Yield Maintenance
   239     1205-1275 Atlantic Street                    4                    $165,450          2/6/2006       Yield Maintenance
                                                        5                     $60,822          2/6/2006       Yield Maintenance
                                                        5                      $1,000          11/6/2005      Yield Maintenance
   256     Oxford and Savannah Apartments               5                     $25,800          12/1/2005      Yield Maintenance
   277     Rochester Townhouse Apartments               5                     $54,950         12/31/2005      Yield Maintenance



         All yield maintenance premiums indicated above are to be paid by the borrower.

                                      II-7

RELEASE CONDITIONS

1.       Borrower furnishes to Lender written disbursement request; lien waivers; title endorsement; evidence that the work has been completed in accordance with all permits, bonds, licenses and approvals required by law; and a statement from an architect, contractor or engineering consultant as to the extent and cost of the repairs or a copy of the construction contract and any change orders. In addition, the lender has inspected or waived right to inspection. Additionally borrower has provided an unconditional certificate of occupancy and lessee's estoppel certificate, including among other things, the lessee's occupancy, unconditional acceptance of the improvements, the expiration of all rental deferrals and the commencement of consecutive monthly rental payments for Tech Lighting, L.L.C.

2.       Borrower furnishes to Lender written disbursement request; title endorsement; proof that Genmark has become a publicly traded company;
         and proof that Genmark has sustained two consecutive years of Net
         Income in excess of $10,000,000 (U.S.).

3.       Borrower furnishes to Lender written disbursement request; lien waivers; title endorsement; evidence that the work has been completed in accordance with all permits, bonds, licenses and approvals required by law; and a statement from an architect, contractor or engineering consultant as to the extent and cost of the repairs or a copy of the construction contract and any change orders; fully executed lease(s)
         with terms acceptable to Lender; lessee's estoppel certificate, including among other things, the lessee's occupancy, unconditional acceptance of the improvements, the expiration of all rental deferrals and the commencement of consecutive monthly rental payments and a certificate of occupancy. In addition, the lender has inspected or waived right to inspection and the borrower will furnish the agreement with the broker/agent and an estoppel certificate(s) for Leasing
         Commissions.

4.       Borrower furnishes to Lender written disbursement request; lien waivers; title endorsement; evidence that the work has been completed in accordance with all permits, bonds, licenses and approvals required by law; a statement from an architect, contractor or engineering consultant as to the extent and cost of the repairs or a copy of the construction contract and any change orders; and updated seismic report with a PML of not greater than 20% or environmental insurance satisfactory to the Lender. In addition, the lender has inspected or waived right to inspection.

5.       Borrower furnishes to Lender written disbursement request; lien waivers; title endorsement; evidence that the work has been completed in accordance with all permits, bonds, licenses and approvals required by law; and a statement from an architect, contractor or engineering consultant as to the extent and cost of the repairs or a copy of the construction contract and any change orders. In addition, the lender has inspected or waived right to inspection.

                                      II-8

YIELD MAINTENANCE FORMULAS

A        Prepayment

               On or after the Release Date, borrower shall have the right to prepay the Indebtedness in whole (but not in part) (a "Prepayment") on any Business Day that is not less than thirty (30) days following
         Lender's receipt of written notice (a "Prepayment Notice"); provided that any prepayment under this clause shall be accompanied by interest accrued on the amount prepaid plus, if such prepayment does not occur on a Payment Date, the amount of interest that would have accrued thereon if the Loan had remained outstanding through the end of the
         Interest Accrual Period in which such prepayment occurs, and if such
         Prepayment occurs before the third Payment Date prior to the Maturity
         Date, the prepayment shall also be accompanied by a payment equal to the greater of (i) 1% of the principal amount of the Loan being prepaid and (ii) the Yield Maintenance Premium. borrower's sending any
         Prepayment Notice to Lender shall create an obligation on the part of borrower to prepay the Loan as set forth therein, but may be rescinded with one (1) Business Day's written notice to Lender (subject to payment of any reasonable out-of-pocket costs and expenses resulting from such rescission (such costs and expenses estimated to not exceed
         $2,500), excluding breakage costs) or extended, upon one (1) Business
         Day's prior written notice, to a date that is not more than thirty (30)
         days from the date specified in the original notice, subject to payment of interest through the end of the Interest Accrual Period in which the prepayment occurs if the prepayment is not made on a Payment Date

               "Treasury Constant Yield" means the arithmetic mean of the rates published as "Treasury Constant Maturities" as of 5:00 p.m., New York
         time, for the five Business Days preceding the date on which acceleration has been declared or the date any prepayment of the Loan is scheduled to occur pursuant to section above hereof, as shown on the
         USD screen of the Telerate service, or if such service is not available, the Bloomberg service, or if neither the Telerate nor the
         Bloomberg service is available, under Section 504 in the weekly statistical release designated H.15(519) (or any successor publication)
         published by the Board of Governors of the Federal Reserve System, for
         "On the Run" U.S. Treasury obligations corresponding to the scheduled
         Maturity Date. If no such maturity shall so exactly correspond, yields for the two most closely corresponding published maturities shall be calculated pursuant to the foregoing sentence and the Treasury Constant
         Yield shall be interpolated or extrapolated (as applicable) from such yields on a straight-line basis (rounding, in the case of relevant periods, to the nearest month).

               "Yield Maintenance Premium" shall mean, with respect to any voluntary prepayment of the Loan after the Release Date and any payment of principal during the continuance of an Event of Default, the product of:

               (a)  a fraction whose numerator is the amount so paid and whose denominator is the outstanding principal balance of the Loan before giving effect to such payment, times

               (b)  the excess of (1) the sum of the respective present values, computed as of the date of such prepayment, of the remaining scheduled payments of principal and interest at the Interest
                    Rate with respect to the Loan (assuming no acceleration of the Loan and assuming that the Loan is prepaid on the third
                    Payment Date prior to the Maturity Date, and treating such prepayment as if it were a scheduled payment of principal), determined by discounting such payments to the date on which such payments are made at the Treasury Constant Yield plus fifty (50) basis points, over (2) the outstanding principal balance of the Loan on such date immediately prior to such payment;

         provided that the Yield Maintenance Premium with respect to any payment of principal prior to the Release Date resulting from an Event of
         Default shall not be less than 2% of the amount prepaid. The calculation of the Yield Maintenance Premium shall be made by Lender and shall, absent manifest error, be final, conclusive and binding upon all parties.

                                      II-9

B        "Yield Maintenance Premium" shall mean an amount equal to the greater of:

               (i)  two percent (2%) of the principal amount of the Loan being prepaid or

               (ii) the present value as of the Prepayment Date of the
                    Calculated Payments from the Prepayment Date through the
                    Permitted Prepayment Date determined by discounting such
                    payments at the Discount Rate.

         As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term
         "Calculated Payments" shall mean the monthly payments of interest only which would be due through the Permitted Prepayment Date based on the principal amount of the Loan being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Initial Interest Rate and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury
         Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the
         Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for
         the week ending prior to the Prepayment Date, of U.S. Treasury Constant
         Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

                                     II-10

C        Prepayment Following Prepayment Lockout Expiration Date

               Provided no Event of Default shall have occurred, Borrower shall have the right on any date from and after the Prepayment Lockout
         Expiration Date and prior to the Optional Prepayment Date to prepay the
         Debt in whole upon not less than thirty (30) days prior written notice to Lender specifying the Payment Date on which prepayment is to be made
         (a "Prepayment Date") upon payment of an amount equal to the Yield
         Maintenance Premium. Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration. If any notice of prepayment is given, the Debt shall be due and payable on the
         Prepayment Date. Lender shall not be obligated to accept any prepayment of the Debt unless it is accompanied by the prepayment consideration due in connection therewith. If for any reason Borrower prepays the
         Loan on a date other than a Payment Date, Borrower shall pay Lender, in addition to the Debt, all interest which would have accrued on the amount of the Loan through and including the Payment Date next occurring following the date of such prepayment.

               On any date from and after the Optional Prepayment Date, provided no Event of Default has occurred, Borrower may, at its option and upon thirty (30) days prior written notice to Lender, prepay the Debt in whole but not in part without payment of the Yield Maintenance Premium or any other prepayment premium. If for any reason Borrower prepays the
         Loan on a date other than a Payment Date, Borrower shall pay Lender, in addition to the Debt, all interest which would have accrued on the amount of the Loan through and including the Payment Date next occurring following the date of such prepayment.

               "Prepayment Rate" shall mean the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the
         Prepayment Rate Determination Date has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date as most recently published in the "Treasury Bonds, Notes and Bills"
         section in The Wall Street Journal as of such Prepayment Rate
         Determination Date. If more than one issue of United States Treasury
         Securities has the remaining term to the Maturity Date, the "Prepayment
         Rate" shall be the yield on such United States Treasury Security most recently issued as of the Prepayment Rate Determination Date. The rate so published shall control absent manifest error. If the publication of the Prepayment Rate in The Wall Street Journal is discontinued, Lender shall determine the Prepayment Rate on the basis of "Statistical
         Release H.15 (519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve
         System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

               "Prepayment Rate Determination Date" shall mean the date which is five (5) Business Days prior to the date that such prepayment shall be applied in accordance with the terms and provisions of the Note.

                                     II-11

D        Any voluntary prepayment of this Note: (a) is prohibited during the period beginning on the Disbursement Date to and including the Lockout
         Period Expiration Date, and (b) is permitted in full only, and not in part.

         This Note may be prepaid at any time after the Lockout Period
         Expiration Date and prior to the start date of the Open Period, provided that in the event of any such prepayment, whether such prepayment is voluntary, involuntary or upon acceleration of the principal amount of this Note by Lender following an Event of Default, borrower shall pay to Lender on the prepayment date (in addition to all other sums then due and owing to Lender under this Note, the Security
         Instrument or the Other Security Documents) a prepayment charge equal to the greater of the following two amounts:

               (i)  an amount equal to 1% of the amount prepaid; or

               (ii) an amount equal to (a) the amount, if any, by which the sum of the present values as of the prepayment date of all
                    unpaid principal and interest payments required under this
                    Note, calculated by discounting such payments from their
                    respective Monthly Payment Dates (or, with respect to the
                    payment required on the Maturity Date, from the Maturity
                    Date) back to the prepayment date at a discount rate equal to the Periodic Treasury Yield (defined below) exceeds the outstanding principal balance of the Loan as of the
                    prepayment date, multiplied by (b) a fraction whose
                    numerator is the amount prepaid and whose denominator is the outstanding principal balance of the Loan as of the
                    prepayment date.

         For purposes of the foregoing, "Periodic Treasury Yield" means (iii)
         the annual yield to maturity of the actively traded non-callable United
         States Treasury fixed interest rate security (other than any such security which can be surrendered at the option of the holder at face value in payment of federal estate tax or which was issued at a substantial discount) that has a maturity closest to (whether before, on or after) the Maturity Date (or if two or more such securities have maturity dates equally close to the Maturity Date, the average annual yield to maturity of all such securities), as reported in The Wall
         Street Journal or other authoritative publication or news retrieval service on the fifth business day preceding the prepayment date, divided by (iv) 12, if the Monthly Payment Dates are monthly, or 4, if the Monthly Payment Dates are quarterly.

         Notwithstanding anything to the contrary herein, borrower may prepay the principal balance of this Note in whole, without premium or penalty, on any business day during the six (6) months prior to the
         Maturity Date ("Open Period"); provided, that in the event that such payment is made on a day other than a Monthly Payment Date, then borrower shall also be required to pay, in connection with such prepayment, interest through and including the next succeeding Monthly
         Payment Date. In addition, borrower shall prepay without premium or penalty the principal balance of this Note in an amount equal to any insurance proceeds or condemnation awards which Lender elects to have applied to the Debt pursuant to Sections 4.4 of the Security Instrument or the amount required by Lender due to changes in tax and debt credit pursuant to Section 7.3 (a) or (b) of the Security Instrument
         (provided, however, that in the event any such prepayment pursuant to this sentence shall be made on a date other than a Monthly Payment
         Date, the amount so prepaid shall include all interest which would have accrued on such amount through the next Monthly Payment Date). In each instance of prepayment permitted under the preceding paragraph, borrower shall be required to pay all other sums due hereunder, and no principal amount repaid may be reborrowed.

                                     II-12

E        Loan Prepayment

         The Make Whole Premium shall be the greater of one percent (1%) of the outstanding principal amount of the loan or a premium calculated as provided in subparagraphs (1)-(3) below:

               (1)  Determine the "Reinvestment Yield." The Reinvestment Yield
                    will be equal to the yield on the *U.S. Treasury Issue
                    ("Primary Issue") published one week prior to the date of
                    prepayment and converted to an equivalent monthly compounded nominal yield. In the event there is no market activity
                    involving the Primary Issue at the time of prepayment, the
                    Lender shall choose a comparable Treasury Bond, Note or Bill
                    ("Secondary Issue") which the Lender reasonably deems to be similar to the Primary Issue's characteristics (i.e., rate, remaining time to maturity, yield).

                    * At this time there is not a U.S. Treasury Issue for this prepayment period. At the time of prepayment, Lender shall select in its sole and absolute discretion a U.S. Treasury
                    Issue with similar remaining time to maturity as the Note.

               (2)  (1) Calculate the "Present Value of the Loan." The Present
                    Value of the Loan is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the Maturity Date)
                    discounted at the Reinvestment Yield for the number of
                    months remaining from the date of prepayment to the Maturity
                    Date.

               (3)  Subtract the amount of the prepaid proceeds from the Present
                    Value of the Loan as of the date of prepayment. Any
                    resulting positive differential shall be the premium.

         Notwithstanding anything in the above to the contrary, during the last
         (2) (3) 90 days prior to the Maturity Date, the Make Whole Premium shall not be subject to the one percent (1%) minimum and shall be calculated only as provided in (1) through (3) above. (4)

         Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of the Note until the date which is (5) three (3) months prior to the Maturity Date. From and after such date, provided there is no Event of Default, the principal balance of the Note may be prepaid, at par, in whole but not in part, upon: (a) not less than 15 days prior written notice to Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless
         Borrower pays to Lender all interest that would have accrued for the entire month in which the Note is prepaid absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note, regardless of any prepayment; (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is to be made; and (c) payment of all other Indebtedness then due under the Loan
         Documents. Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

         In addition to the Loan Prepayment rights set forth in the above paragraph, (6) after the Lockout Date but prior to the date which is
         (7) three (3) months prior to the Maturity Date, Borrower may prepay the principal balance of the Note, provided there is no Event of
         Default, in whole but not in part, upon (a) not less than 30 days prior written notice to the Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless Borrower pays to Lender all interest that would have accrued for the entire month in which the Note is prepaid, absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note regardless of any prepayment;
         (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is made, (c) payment of all other Indebtedness then due under the Loan Documents, and (d) payment of a "Make Whole Premium."
         Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

                                     II-13

         -----------------------------------------------------------------------
         NOTES:

         (1)   With respect to Mortgage Loan No. 24, Oak Tree Village
               Apartments, delete the entire paragraph and insert "Calculate the
               "Present Value of the Loan." The Present Value of the Loan is the
               present value of the payments to be made in accordance with Note
               A and/or B, as applicable (all installment payments and any remaining payments due on the Maturity Date) discounted at the
               Reinvestment Yield for the number of months remaining from the date of prepayment to the Maturity Date. In the event of a partial prepayment as a result of the aforementioned application of proceeds, the Present Value of the Loan shall be calculated in accordance with the preceding sentence multiplied by the fraction which results from dividing the amount of the prepaid proceeds by the principal balance immediately prior to prepayment."

         (2)   With respect to Mortgage Loan No. 16, Sherwood Lakes Apartments, delete "90" and insert "60".

         (3)   With respect to Mortgage Loan No. 262, Alki Court Apartments, delete "90" and insert "30".

         (4)   With respect to Mortgage Loan No. 24, Oak Tree Village
               Apartments, insert "The amount of any Make Whole Premium received from Borrower shall be applied by Lender in respect of Note A and
               Note B, pro rata based on the principal amount of Note A or Note
               B prepaid (as applicable), provided, however, that upon the occurrence of an Event of Default under the Loan Documents, such
               Make Whole Premium shall be applied in accordance with the provisions in the Loan Documents."

         (5)   With respect to Mortgage Loan No. 130, Ashland & Roosevelt
               Shopping Center, Mortgage Loan No. 216, 1535 East Moreland
               Boulevard, and Mortgage Loan No. 262, Alki Court Apartments,
               delete "three (3)" and insert "one (1)".

         (6)   With respect to Mortgage Loan No. 266, Osceola Crossing, delete
               "after the Lockout Date but".

         (7)   With respect to Mortgage Loan No. 130, Ashland & Roosevelt
               Shopping Center, Mortgage Loan No. 216, 1535 East Moreland
               Boulevard, and Mortgage Loan No. 262, Alki Court Apartments,
               delete "three (3)" and insert "one (1)".
         -----------------------------------------------------------------------

                                     II-14

F              Notwithstanding the provisions of the Article 5 in the Note, beginning on May 1, 2011 and solely in connection with the closing of the Wal-Mart Purchase Option in accordance with the provisions of
         Section 8.5 of the Security Instrument, Applies to BSCMI Port Covington
         Shopping Center Borrower may make a partial prepayment (the "Wal-Mart
         Prepayment") on the outstanding principal balance of the Note by utilizing the entire Wal-Mart Purchase Price (as defined in the
         Security Instrument) by paying, together with the amount to be prepaid,
         (a) interest accrued and unpaid on the portion of the principal balance of this Note being prepaid to and including the date of prepayment, (b)
         unless prepayment is tendered on the first day of a calendar month, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which the partial prepayment occurs had the partial prepayment not been made (which amount shall constitute additional consideration for the partial prepayment), (c) all other sums then currently due under the Note, the Security Instrument and the
         Other Security Documents pursuant to the express provisions hereof and thereof, and (d) if the prepayment occurs prior to July 1, 2011, a prepayment consideration equal to the excess, if any, of (A) the sum of the present values of (1) the pro rata portion of the then-scheduled
         Monthly Payments allocable to the principal amount of the Note being prepaid for the period from the date of prepayment through and including June 30, 2011 and (2) the principal amount of the Note being prepaid (with each such payment or amount discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate (hereinafter defined))
         over (B) the principal amount of this Note being prepaid. In the event that the Sam's Prepayment (as defined below) has not been previously effected (and is not made in connection with the Wal-Mart Prepayment), the Monthly Payment shall be recalculated based on the unpaid principal balance of the Note effective as of the day following the date of prepayment.

               Notwithstanding the provisions of the Article 5 in the Note, beginning on June 1, 2011 and solely in connection with the closing of the Sam's Purchase Option in accordance with the provisions of Section
         8.5 of the Security Instrument, Borrower may make a partial prepayment
         (the "Sam's Prepayment") on the outstanding principal balance of the
         Note by utilizing the entire Sam's Purchase Price (as defined in the
         Security Instrument) by paying, together with the amount to be prepaid,
         (a) interest accrued and unpaid on the portion of the principal balance of this Note being prepaid to and including the date of prepayment, (b)
         unless prepayment is tendered on the first day of a calendar month, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which the partial prepayment occurs had the partial prepayment not been made (which amount shall constitute additional consideration for the partial prepayment), (c) all other sums then currently due under the Note, the Security Instrument and the
         Other Security Documents pursuant to the express provisions hereof and thereof, and (d) if the prepayment occurs prior to July 1, 2011, a prepayment consideration equal to the excess, if any, of (A) the sum of the present values of (1) the pro rata portion of the then-scheduled
         Monthly Payments allocable to the principal amount of the Note being prepaid for the period from the date of prepayment through and including June 30, 2011 and (2) the principal amount of the Note being prepaid (with each such payment or amount discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate (hereinafter defined))
         over (B) the principal amount of this Note being prepaid. In the event that the Wal-Mart Prepayment has not been previously effected (and is not made in connection with the Sam's Prepayment), the Monthly Payment shall be recalculated based on the unpaid principal balance of the Note effective as of the day following the date of prepayment.

               Notwithstanding the provisions of the Article 5 in the Note, in the event that either of the Wal-Mart Prepayment or the Sam's
         Prepayment is effected prior to the other partial prepayment, Borrower may prepay the remaining balance of the Note in connection with the remaining partial prepayment (i.e., the Wal-Mart Prepayment or the
         Sam's Prepayment, as applicable) by paying, together with the amount to be prepaid, (a) interest accrued and unpaid on the portion of the principal balance of this Note being prepaid to and including the date of prepayment, (b) unless prepayment is tendered on the first day of a calendar month, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which the prepayment occurs had the prepayment not been made (which amount shall constitute additional consideration for the prepayment), (c) all other sums then due under the Note, the Security Instrument and the Other Security
         Documents, and (d) if the prepayment occurs prior to July 1, 2011, a prepayment consideration equal to the excess, if any, of (A) the sum of the present values of (1) the then-scheduled Monthly Payments for the period from the date of prepayment through and including June 30, 2011 and (2) the principal amount of the Note scheduled to be outstanding on
         June 30, 2011 (with each such payment or amount discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate (hereinafter defined)) over (B) the principal amount of the Note being prepaid.

                                     II-15

F        (cont'd)

               Notwithstanding the provisions of the Article 5 in the Note, in the event that the Wal-Mart Prepayment and the Sam's Prepayment are effected simultaneously, Borrower may prepay the outstanding principal balance of the Note by paying, together with the amount to be prepaid,
         (a) interest accrued and unpaid on the principal balance of this Note being prepaid to and including the date of prepayment, (b) unless prepayment is tendered on the first day of a calendar month, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which the prepayment occurs had the prepayment not been made (which amount shall constitute additional consideration for the prepayment), (c) all other sums then due under this Note, the
         Security Instrument and the Other Security Documents, and (d) if the
         prepayment occurs prior to July 1, 2011, a prepayment consideration equal to the excess, if any, of (A) the sum of the present values of
         (1) the then-scheduled Monthly Payments for the period from the date of prepayment through and including June 30, 2011 and (2) the principal amount of this Note scheduled to be outstanding on June 30, 2011 (with each such payment or amount discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate (hereinafter defined)) over (B) the principal amount of this Note being prepaid.

               With respect to the immediately foregoing four (4) paragraphs, the term "Prepayment Rate" means the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the
         Prepayment Rate Determination Date (hereinafter defined) has a remaining term to maturity closest to, but not exceeding, the remaining term to July 1, 2011, as most recently published in the "Treasury
         Bonds, Notes and Bills" section in The Wall Street Journal as of such
         Prepayment Rate Determination Date. If more than one issue of United
         States Treasury Securities has the remaining term to July 1, 2011 referred to above, the "Prepayment Rate" shall be the yield on the
         United States Treasury Security most recently issued as of such date.
         The term "Prepayment Rate Determination Date" shall mean the date which is five (5) Business Days prior to the prepayment date. The rate so published shall control absent manifest error. As used herein,
         "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New
         York, New York.

               From and after the date that is three (3) months prior to the
         Optional Prepayment Date, Borrower may, provided it has given Lender prior written notice in accordance with the terms of this Note, prepay the unpaid principal balance of this Note (or in the event that either of the Wal-Mart Prepayment or the Sam's Prepayment have been effected,
         Borrower may prepay the remaining balance of the Note) by paying, together with the amount to be prepaid, (a) interest accrued and unpaid on the portion of the principal balance of this Note being prepaid to and including the date of prepayment, (b) unless prepayment is tendered on the first day of a calendar month, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which the prepayment occurs had the prepayment not been made (which amount shall constitute additional consideration for the prepayment)
         and (c) all other sums then due under the Note, the Security Instrument and the Other Security Documents, but without defeasance or the payment of any other prepayment consideration.

                                     II-16

G        Except as otherwise provided herein, Borrower shall not have the right to prepay the Loan in whole or in part prior to the Permitted
         Prepayment Date. On or after the Permitted Prepayment Date, Borrower may, provided it has given Lender prior written notice in accordance with the terms of this Agreement, prepay the unpaid principal balance of the Loan in whole (1), but not in part, by paying, together with the amount to be prepaid, (i) interest accrued and unpaid on the outstanding principal balance of the Loan being prepaid (2) to and including the date of prepayment, (ii) unless prepayment is tendered on a Payment Date, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the next Payment Date had the prepayment not been made (which amount shall constitute additional consideration for the prepayment),
         (iii) all other sums then due under the Agreement, the Note (3), the
         Mortgage (4) and the other Loan Documents, and (iv) if (5) prepayment occurs prior to the Payment Date which is one month prior to the
         Maturity Date, a prepayment consideration (the "Prepayment
         Consideration") equal to the greater of (A) one percent (1%) of the outstanding principal balance of the Loan being prepaid or (B) the excess, if any, of (1) the sum of the present values of all then-scheduled payments of principal and interest under this Agreement including, but not limited to, principal and interest on the Maturity
         Date (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate), over (2) the (6) outstanding principal amount of the Loan (7). Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

         "Prepayment Rate" shall mean the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the
         Prepayment Rate Determination Date has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the "Treasury Bonds, Notes and Bills"
         section in The Wall Street Journal as of the date of the related tender of the payment. If more than one issue of United States Treasury
         Securities has the remaining term to the Maturity Date referred to above, the "Prepayment Rate" shall be the yield on the United States
         Treasury Security most recently issued as of such date. If the publication of the Prepayment Rate in The Wall Street Journal is
         discontinued, Lender shall determine the Prepayment Rate on the basis of "Statistical Release H.15(519), Selected Interest Rates," or any
         successor publication, published by the Board of Governors of the
         Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

         "Prepayment Rate Determination Date" shall mean the date which is five
         (5) Business Days prior to the prepayment date.

                                     II-17

         -----------------------------------------------------------------------
         NOTES:

         (1)   With respect to the Mortgage Loan Nos. 135-138, Academy Sports
               San Antonio, Academy Sports Houma, Academy Sports Port Arthur,
               and Academy Sports Midland, insert the following paragraph:

                    "After the Permitted Prepayment Date, Borrower may, provided it has satisfied the Partial Prepayment Conditions, prepay the unpaid principal balance of any one or more individual
                    Notes (such Note or Notes being the "Release Note") in
                    whole, but not in part, and obtain a release of the Related
                    Documents, by paying, (i) an amount equal to 115% of the
                    outstanding principal balance of the Release Note (such
                    amount being referred to herein as the "Release Principal
                    Payment"), (ii) interest accrued and unpaid on the Release
                    Principal Payment at the applicable Interest Rate to and
                    including the date of prepayment, (iii) unless prepayment is tendered on a Payment Date, an amount equal to the interest that would have accrued on the Release Principal Payment
                    after the date of prepayment through and including the next
                    Payment Date had the prepayment not been made (which amount shall constitute additional consideration for the
                    prepayment), (iv) all other sums then due under this
                    Agreement, the Release Note, the Release Mortgage and the
                    other Loan Documents, and (v) the Prepayment Consideration
                    (calculated on the amount of the Release Principal Payment).
                    From the Release Principal Payment, an amount equal to 15%
                    of the outstanding principal balance of the Release Note
                    shall be applied to the outstanding principal balance of the
                    Remaining Notes, on a pro rata basis; the Monthly Debt
                    Service Payment Amount under each Remaining Note shall be
                    recalculated based on the Initial Rate and the unpaid
                    principal balance effective as of the day following the next occurring Payment Date. Lender promptly shall notify
                    Borrower in writing of the new Monthly Debt Service Payment
                    Amount with respect to each Remaining Note."

         (2)   With respect to Mortgage Loan Nos. 126-127, Lansing Square and
               Eastgate Shopping Center, and Mortgage Loan Nos. 135-138, Academy
               Sports San Antonio, Academy Sports Houma, Academy Sports Port
               Arthur, and Academy Sports Midland, delete "being prepaid."

         (3)   With respect to Mortgage Loan Nos. 126-127, Lansing Square and
               Eastgate Shopping Center, the cross-collateralized loans Academy
               Sports Midland, Academy Sports Port Arthur, Academy Sports Houma,
               and Academy Sports San Antonio, delete "Note" and insert "Notes."

         (4)   With respect to Mortgage Loan Nos. 126-127, Lansing Square and
               Eastgate Shopping Center, and Mortgage Loan Nos. 135-138, Academy
               Sports San Antonio, Academy Sports Houma, Academy Sports Port
               Arthur, and Academy Sports Midland, delete "Mortgage" and insert
               "Mortgages."

         (5)   With respect to Mortgage Loan Nos. 126-127, Lansing Square and
               Eastgate Shopping Center, insert "the."

         (6)   With respect to Mortgage Loan Nos. 126-127, Lansing Square and
               Eastgate Shopping Center, and Mortgage Loan Nos. 135-138, Academy
               Sports San Antonio, Academy Sports Houma, Academy Sports Port
               Arthur, and Academy Sports Midland, insert "aggregate."

         (7)   With respect to Mortgage Loan Nos. 126-127, Lansing Square and
               Eastgate Shopping Center, and Mortgage Loan Nos. 135-138, Academy
               Sports San Antonio, Academy Sports Houma, Academy Sports Port
               Arthur, and Academy Sports Midland, delete "Loan" and insert
               "Notes."
         -----------------------------------------------------------------------

                                     II-18

H        BASIC CHARGE.

         Except as provided below, if this Note is prepaid prior to the Open
         Period, whether such prepayment is voluntary, involuntary or upon acceleration of the principal amount of this Note by Lender following a
         Default, borrower shall pay to Lender on the prepayment date (in addition to all other sums then due and owing to Lender under the Loan
         Documents) a prepayment charge equal to the greater of the following two amounts:

               (i)  an amount equal to 1% of the amount prepaid; or

               (ii) an amount equal to (a) the amount, if any, by which the sum of the present values as of the prepayment date of all
                    unpaid principal and interest payments required under this
                    Note, calculated by discounting such payments from their
                    respective Due Dates (or, with respect to the payment
                    required on the Maturity Date, from Maturity Date) back to the prepayment date at a discount rate equal to the Periodic
                    Treasury Yield (defined below) exceeds the outstanding
                    principal balance of the Loan as of the prepayment date,
                    multiplied by (b) a fraction whose numerator is the amount prepaid and whose denominator is the outstanding principal balance of the Loan as of the prepayment date.

         For purposes of the foregoing, "Periodic Treasury Yield" means (iii)
         the annual yield to maturity of the actively traded non-callable United
         States Treasury fixed interest rate security (other than any such security which can be surrendered at the option of the holder at face value in payment of federal estate tax or which was issued at a substantial discount) that has a maturity closest to (whether before, on or after) the Maturity Date (or if two or more such securities have maturity dates equally close to the Maturity Date, the average annual yield to maturity of all such securities), as reported in The Wall
         Street Journal or other authoritative publication or news retrieval service on the fifth Business Day preceding the prepayment date, divided by (iv) 12, if the Due Dates are monthly, or 4, if Due Dates are quarterly.

         ADDITIONAL CHARGE.

         If this Note is prepaid on any day other than a Due Date, whether such prepayment is voluntary, involuntary or upon full acceleration of the principal amount of this Note by Lender following a Default, borrower shall pay to Lender on the prepayment date (in addition to the basic prepayment charge described in the section above and all other sums then due and owing to Lender under this Note and the other Loan
         Documents) an additional prepayment charge equal to the interest which would otherwise have accrued on the amount prepaid (had such prepayment not occurred during the period from and including the prepayment date to and including the last day of the month in which the prepayment occurred.

         EXCLUSION.

         Notwithstanding the foregoing, no prepayment charge of any kind shall apply in respect to any prepayment resulting from Lender's application of any insurance proceeds or condemnation awards to the outstanding principal balance of the Loan.

                                     II-19

I              After the fourth anniversary of the Month-End Date, Borrower may, provided it has given Lender prior written notice in accordance with the terms of this Note, prepay the unpaid principal balance of this
         Note in whole, but not in part, by paying, together with the amount to be prepaid, (a) interest accrued and unpaid on the portion of the principal balance of this Note being prepaid to and including the date of prepayment, (b) unless prepayment is tendered on the first day of a calendar month, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which the prepayment occurs had the prepayment not been made (which amount shall constitute additional consideration for the prepayment), (c) all other sums then due under the Note, the Security Instrument and the Other Security
         Documents, and (d) a prepayment consideration (the "Prepayment
         Consideration") equal to the greater of (i) one percent (1%) of the principal balance of this Note being prepaid and (ii) the excess, if any, of (A) the sum of the present values of all then-scheduled payments of principal and interest under this Note including, but not limited to, principal and interest on the commencement of the Window
         Period (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate (hereinafter defined)), over (B) the principal amount of the Note being prepaid.

               The term "Prepayment Rate" means the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the Prepayment Rate Determination Date (hereinafter defined) has a remaining term to maturity closest to, but not exceeding, the remaining term to the Window Period, as most recently published in the "Treasury
         Bonds, Notes and Bills" section in The Wall Street Journal as of such
         Prepayment Rate Determination Date. If more than one issue of United
         States Treasury Securities has the remaining term to the Maturity Date referred to above, the "Prepayment Rate" shall be the yield on the
         United States Treasury Security most recently issued as of the
         Prepayment Rate Determination Date. The rate so published shall control absent manifest error. The term "Prepayment Rate Determination Date"
         shall mean the date which is five (5) Business Days prior to the scheduled prepayment date. As used herein, "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York.

               Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration. If the publication of the Prepayment Rate in The Wall Street Journal is
         discontinued, Lender shall determine the Prepayment Rate on the basis of "Statistical Release H.15 (519), Selected Interest Rates," or any
         successor publication, published by the Board of Governors of the
         Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

                                     II-20

J              The Prepayment Consideration shall equal an amount equal to the greater of (i) one percent (1%) of the principal balance of this Note being prepaid, or (ii) the product of (A) the ratio of the amount of the principal balance of this Note being prepaid over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the
         Prepayment Date through the Open Date (including any balloon payment)
         determined by discounting such payments at the Discount Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount
         Rate" is the rate which, when compounded monthly, is equivalent to the
         Treasury Rate (as hereinafter defined), when compounded semi-annually.
         The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the
         Maturity Date. (In the event Release H.15 is no longer published,
         Lender shall select a comparable publication to determine the Treasury
         Rate.) Lender shall notify borrower of the amount and the basis of determination of the required prepayment consideration.

                                     II-21

K              "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date (hereinafter defined) of the
         Calculated Payments (hereinafter defined) from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate (hereinafter defined). As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable
         Interest Rate and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance
         Treasury Rate (hereinafter defined), when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate"
         shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading U.S. Government
         Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
         Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield
         Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise. Lender shall notify borrower of the amount and the basis of determination of the required prepayment
         consideration.

                                     II-22

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

APPENDIX III
SIGNIFICANT LOAN SUMMARIES

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1 - ONE BUCKHEAD
--------------------------------------------------------------------------------

                        [ONE BUCKHEAD PICTURE OMITTED]

                                     III-1

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1 - ONE BUCKHEAD
--------------------------------------------------------------------------------

                           [ONE BUCKHEAD MAP OMITTED]

                                     III-2

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1 - ONE BUCKHEAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                    $85,000,000

CUT-OFF DATE BALANCE:                $85,000,000

SHADOW RATING (FITCH / S&P):         NAP

FIRST PAYMENT DATE:                  May 8, 2005

INTEREST RATE:                       5.470%

AMORTIZATION:                        Interest Only

ARD:                                 NAP

HYPERAMORTIZATION:                   NAP

MATURITY DATE:                       April 8, 2015

EXPECTED MATURITY BALANCE:           $85,000,000

SPONSOR:                             Crescent Real Estate Equities

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Locked out until the earlier of April 7,
                                     2008 or 2 years after the REMIC "start-up"
                                     date, with U.S. Treasury defeasance or the
                                     payment of the greater of a yield
                                     maintenance premium and 1% of the principal
                                     balance thereafter. Prepayable without
                                     penalty from and after January 8, 2015.

LOAN PER SF:                         $182.31

UP-FRONT RESERVES:                   TI/LC:                 $1,139,924

ONGOING RESERVES:                    RE Tax:                Springing

                                     Insurance:             Springing

                                     Cap Ex:                Springing

                                     TI/LC:                 Springing

LOCKBOX:                             Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:            Single Asset

PROPERTY TYPE:                       Office

PROPERTY SUB-TYPE:                   Urban

LOCATION:                            Atlanta, GA

YEAR BUILT / RENOVATED:              1987 / NAP

OCCUPANCY(1):                        89.1%

SQUARE FOOTAGE:                      466,229

THE COLLATERAL:                      20-story class A office building

OWNERSHIP INTEREST:                  Fee

PROPERTY MANAGEMENT:                 Crescent Real Estate Equities Limited
                                     Partnership

U/W NET OP. INCOME:                  $8,805,261

U/W NET CASH FLOW:                   $8,071,566

U/W OCCUPANCY:                       89.1%

APPRAISED VALUE:                     $131,500,000

CUT-OFF DATE LTV:                    64.6%

MATURITY DATE LTV:                   64.6%

DSCR:                                1.71x

POST IO DSCR:                        NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated February 15, 2005.

THE ONE BUCKHEAD LOAN

     THE LOAN. The largest loan (the "One Buckhead Loan") as evidenced by the
Promissory Note (the "One Buckhead Note") is secured by a first priority fee
Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement (the
"One Buckhead Mortgage") encumbering the 466,229 square foot class A office building known as One Buckhead, located in Atlanta, Georgia (the "One Buckhead
Property"). The One Buckhead Loan was originated on April 7, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Crescent One Buckhead Plaza, LLC, a Delaware limited liability company (the "One Buckhead Borrower") that owns no material asset other than the One Buckhead Property and related interests. The One
Buckhead Borrower is a wholly-owned subsidiary of Crescent Real Estate Equities
("Crescent"), the sponsor of the One Buckhead Loan. Crescent is a publicly traded REIT established in 1994 and has a current total market capitalization of approximately $4,600,000,000. Crescent and its subsidiaries own and manage a portfolio of more than 75 office buildings, with more than 30 million square feet of rentable space.

                                     III-3

     THE PROPERTY. The One Buckhead Property is located in Atlanta, Georgia, at
3060 Peachtree Road NW. The One Buckhead Property was constructed in 1987. It consists of a 466,229 square foot 20-story class A office building and includes
41,059 square feet of retail/restaurant space and 1,250 parking spaces in a nine-level parking garage.



------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CUMULATIVE % OF
                             # OF        AVERAGE BASE      % OF TOTAL                     % OF TOTAL BASE      TOTAL BASE
                            LEASES       RENT PER SF       SQUARE FEET    CUMULATIVE %    RENTAL REVENUES    RENTAL REVENUES
          YEAR              ROLLING        ROLLING           ROLLING      OF SF ROLLING       ROLLING            ROLLING
------------------------------------------------------------------------------------------------------------------------------

         Vacant               17            $0.00              11%             11%              0%                 0%
------------------------------------------------------------------------------------------------------------------------------
          MTM                  2            $26.85             0%              11%              0%                 0%
------------------------------------------------------------------------------------------------------------------------------
          2005                 9            $29.17             2%              13%              2%                 3%
------------------------------------------------------------------------------------------------------------------------------
          2006                14            $29.96             11%             24%              14%                16%
------------------------------------------------------------------------------------------------------------------------------
          2007                13            $29.56             6%              30%              7%                 24%
------------------------------------------------------------------------------------------------------------------------------
          2008                13            $28.28             13%             44%              16%                39%
------------------------------------------------------------------------------------------------------------------------------
          2009                13            $25.08             17%             61%              18%                57%
------------------------------------------------------------------------------------------------------------------------------
          2010                 6            $28.75             15%             76%              18%                75%
------------------------------------------------------------------------------------------------------------------------------
          2011                 3            $30.53             4%              80%              5%                 80%
------------------------------------------------------------------------------------------------------------------------------
          2012                 2            $28.04             3%              83%              3%                 83%
------------------------------------------------------------------------------------------------------------------------------
          2013                 3            $27.20             5%              88%              6%                 89%
------------------------------------------------------------------------------------------------------------------------------
          2014                 3            $25.65             6%              94%              6%                 95%
------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             4            $20.55             6%             100%              5%                100%
------------------------------------------------------------------------------------------------------------------------------


     The following table presents certain information relating to the major tenants at the One Buckhead Property:



-------------------------------------------------------------------------------------------------------------------------------
                                                                                % OF TOTAL      ANNUALIZED
                               CREDIT RATING                      ANNUALIZED    ANNUALIZED     UNDERWRITTEN
                                  (FITCH/      TENANT    % OF    UNDERWRITTEN  UNDERWRITTEN      BASE RENT          LEASE
TENANT NAME                    MOODY'S/S&P)(1)  NRSF     NRSF     BASE RENT     BASE RENT      ($ PER NRSF)       EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Fitzgerald & Company              --/--/--     48,123     10%     $1,385,461       12%            $28.79          11/30/2010
-------------------------------------------------------------------------------------------------------------------------------
Morgan Keegan                     --/--/--     30,940     7%       $849,012         7%            $27.44           6/30/2008
-------------------------------------------------------------------------------------------------------------------------------
Niles Bolton Associates           --/--/--     33,750     7%       $810,000         7%            $24.00          12/31/2009
-------------------------------------------------------------------------------------------------------------------------------
UBS Paine Webber                 AA+/Aa2/--    20,004     4%       $550,310         5%            $27.51          10/31/2013
-------------------------------------------------------------------------------------------------------------------------------
JP Turner & Company               --/--/--     17,869     4%       $488,181         4%            $27.32           2/28/2015
-------------------------------------------------------------------------------------------------------------------------------
First Atlanta Financial           --/--/--     12,187     3%       $411,038         4%            $33.73           5/31/2011
-------------------------------------------------------------------------------------------------------------------------------
Integrated Administration         --/--/--     14,165     3%       $372,115         3%            $26.27          11/30/2006
Services
-------------------------------------------------------------------------------------------------------------------------------
Globalt                           --/--/--     10,499     2%       $319,591         3%            $30.44           4/30/2006
-------------------------------------------------------------------------------------------------------------------------------
Merchant Capital                  --/--/--      9,672     2%       $301,186         3%            $31.14           8/31/2008
-------------------------------------------------------------------------------------------------------------------------------
Resource Health Care of           --/--/--      9,599     2%       $277,507         2%            $28.91           2/28/2014
America
-------------------------------------------------------------------------------------------------------------------------------


(1) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     PROPERTY MANAGEMENT. The One Buckhead Property is managed by Crescent Real
Estate Equities Limited Partnership, which is an affiliate of the One Buckhead
Loan's sponsor. The management agreement is subordinate to the One Buckhead
Loan.

     ESCROWS AND RESERVES. If an event of default occurs under the Loan
Agreement or if the actual net operating income is less than 75% of the underwritten net operating income ("NOI Trigger Event") (each a "Cash Trap
Trigger Event"), then the One Buckhead Borrower is required to deposit (a) all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account 1/12 of the total annual amount monthly; (b) $57,453 monthly into a TI/LC reserve; and (c)
$9,575 monthly into a Replacement Reserve for capital expenditures capped at
$114,900. In lieu of making the cash deposits required to be made in (a)-(c)
above, the One Buckhead Borrower will have the right to deliver to the lender a letter of credit. The period in which a cash trap is in effect (a "Cash Trap
Period") will end on the first payment date after: (a) if the Cash Trap Trigger
Event was the result of an event of default, such event of default no longer exists or has been waived by lender and/or (b) if the Cash Trap Trigger Event was due to an NOI Trigger Event, lender's determination that the actual net operating income for two consecutive fiscal quarters following the occurrence of such Cash Trap Trigger Event is at least 80% of the underwritten net operating income.

                                     III-4

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Direct or indirect owners of the One Buckhead Borrower may obtain mezzanine financing so long as (i) the loan-to-value ratio is less than 75%, (ii) the actual DSCR is greater than
1.35x, (iii) the subordinate mezzanine lender shall enter into an intercreditor agreement with the lender in the form and substance reasonably satisfactory to the lender, the rating agencies and any existing subordinate mezzanine lender, and (iv) the mezzanine loan may only be paid from excess cash flow.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the One Buckhead Loan and the One
Buckhead Property is set forth on Appendix II hereto.

                                     III-5

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     III-6

--------------------------------------------------------------------------------
     MORTGAGE LOAN NOS. 2-10 - BRISTOL GROUP PORTFOLIO - EXTRA SPACE STORAGE
--------------------------------------------------------------------------------

        [BRISTOL GROUP PORTFOLIO - EXTRA SPACE STORAGE PICTURES OMITTED]

                                     III-7

--------------------------------------------------------------------------------
     MORTGAGE LOAN NOS. 2-10 - BRISTOL GROUP PORTFOLIO - EXTRA SPACE STORAGE
--------------------------------------------------------------------------------

           [BRISTOL GROUP PORTFOLIO - EXTRA SPACE STORAGE MAP OMITTED]

                                     III-8

--------------------------------------------------------------------------------
     MORTGAGE LOAN NOS. 2-10 - BRISTOL GROUP PORTFOLIO - EXTRA SPACE STORAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                    $34,500,000

CUT-OFF DATE BALANCE:                $34,500,000

SHADOW RATING (FITCH / S&P):         NAP

FIRST PAYMENT DATE:                  August 1, 2005

INTEREST RATE:                       5.270%

AMORTIZATION:                        Interest Only

ARD:                                 NAP

HYPERAMORTIZATION:                   NAP

MATURITY DATE:                       July 1, 2015

EXPECTED MATURITY BALANCE:           $34,500,000

SPONSOR:                             Bristol Group, Inc.

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Locked out until the later of June 10, 2008
                                     or 2 years after the REMIC "start-up" date,
                                     with U.S. Treasury defeasance thereafter.
                                     Prepayable without penalty from and after
                                     June 1, 2015.

LOAN PER SF:                         $61.73

UP-FRONT RESERVES:                   RE Tax:               $197,496

ONGOING RESERVES:                    RE Tax:               $81,743 / month

                                     Insurance:            Springing

LOCKBOX:                             None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:            Portfolio of 9 assets

PROPERTY TYPE:                       Self Storage

PROPERTY SUB-TYPE:                   Self Storage

LOCATION:                            See table

YEAR BUILT / RENOVATED:              See table

OCCUPANCY(1):                        83.6%

SQUARE FOOTAGE:                      558,844

THE COLLATERAL:                      9 self storage facilities located in
                                     NY, NH, NJ and CA

OWNERSHIP INTEREST:                  Fee

PROPERTY MANAGEMENT:                 Extra Space Management LLC

U/W NET OP. INCOME:                  $4,080,196

U/W NET CASH FLOW:                   $3,995,151

U/W OCCUPANCY:                       83.0%

APPRAISED VALUE:                     $60,720,000

CUT-OFF DATE LTV:                    56.8%

MATURITY DATE LTV:                   56.8%

DSCR:                                2.17x

POST IO DSCR:                        NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the average of the rent rolls dated April 26, 2005 for all 9 properties.

THE BRISTOL GROUP PORTFOLIO - EXTRA SPACE STORAGE LOAN

     THE LOAN. The second largest loan (the "Bristol Group Portfolio - Extra
Space Storage Loan") is a $34,500,000 first mortgage loan secured by the borrower's fee simple interest in the Bristol Group Portfolio - Extra Space
Storage Portfolio. This loan consists of 9 self storage facilities located in
New York, New Jersey, New Hampshire and California. The Bristol Group Portfolio
- Extra Space Storage Loan was originated on June 10, 2005 by or on behalf of
Wells Fargo Bank, NA.

     THE BORROWER. The co-borrowers are Extra Space Northern Investment LLC and
Extra Space Northern Two LLC, two Delaware limited liability companies
(collectively, the "Bristol Group Portfolio - Extra Space Storage Borrowers")
that own no material assets other than the related properties and related interests. Extra Space Northern Properties Six LLC is the sole member of the
Bristol Group Portfolio - Extra Space Storage Borrowers. Extra Space Northern
Six LLC is owned 90% by Northern Storage LLC and 10% by Extra Space Storage LLC.
The sole member of Northern Storage LLC is the Honeywell International Inc.
Master Pension Retirement Trust.

                                     III-9

     THE PROPERTY. The Bristol Group Portfolio - Extra Space Storage Property
consists of nine self storage facilities with approximately 5,921 rental units totaling approximately 558,844 net rentable square feet. More specific information about each property is set forth in the chart below:



------------------------------------------------------------------------------------------------------------------------------------
                                                     ALLOCATED      PROPERTY       OWNERSHIP    YEAR BUILT /                SQUARE
PROPERTY                           LOCATION         LOAN AMOUNT       TYPE         INTEREST      RENOVATED     OCCUPANCY   FOOTAGE
------------------------------------------------------------------------------------------------------------------------------------

300 Deerwood Road             San Ramon, CA         $5,275,259     Self Storage       Fee        2002 / NAP      84.2%      77,495
------------------------------------------------------------------------------------------------------------------------------------
100 South Bales Avenue        Port Washington, NY   $5,049,782     Self Storage       Fee        2000 / NAP      95.8%      67,925
------------------------------------------------------------------------------------------------------------------------------------
107 Route 22 East             Green Brook, NJ       $4,850,371     Self Storage       Fee        2000 / NAP      90.0%      58,650
------------------------------------------------------------------------------------------------------------------------------------
2580 Monument Boulevard       Concord, CA           $4,656,174     Self Storage       Fee        1999 / NAP      80.0%      75,060
------------------------------------------------------------------------------------------------------------------------------------
6518 Black Horse Pike         Egg Harbor, NJ        $4,289,284     Self Storage       Fee        1990 / 1996     81.3%      70,300
------------------------------------------------------------------------------------------------------------------------------------
281 Indian Head Road          Kings Park, NY        $3,792,713     Self Storage       Fee        2001 / NAP      71.3%      60,020
------------------------------------------------------------------------------------------------------------------------------------
200 Express Drive South       Brentwood, NY         $3,584,179     Self Storage       Fee        1999 / NAP      79.2%      65,969
------------------------------------------------------------------------------------------------------------------------------------
901 Candia Road               Manchester, NH        $1,666,317     Self Storage       Fee        1986 / NAP      84.1%      45,075
------------------------------------------------------------------------------------------------------------------------------------
2 Scoobie Pond Road           Derry, NH             $1,335,921     Self Storage       Fee        1986 / NAP      89.1%      38,350
------------------------------------------------------------------------------------------------------------------------------------


     PROPERTY MANAGEMENT. The Bristol Group Portfolio - Extra Space Storage
Property is managed by Extra Space Management LLC, an affiliate of the borrower.

     ESCROWS AND RESERVES. The Bristol Group Portfolio - Extra Space Storage
Borrowers are required to escrow 1/12 of annual real estate taxes monthly. The amount shown is the current monthly collections. Insurance reserves spring if the Bristol Group Portfolio - Extra Space Storage Borrowers fail to provide evidence of payment, maintain coverage under blanket policy or if a default occurs.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Bristol Group Portfolio -
Extra Space Storage Loan and the Bristol Group Portfolio - Extra Space Storage
Property is set forth on Appendix II hereto.

                                     III-10

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 11 - ADOBE BUILDING
--------------------------------------------------------------------------------

                        [ADOBE BUILDING PICTURES OMITTED]

                                     III-11

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 11 - ADOBE BUILDING
--------------------------------------------------------------------------------

                          [ADOBE BUILDING MAP OMITTED]

                                     III-12

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 11 - ADOBE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                    $34,000,000

CUT-OFF DATE BALANCE:                $34,000,000

SHADOW RATING (FITCH / S&P):         NAP

FIRST PAYMENT DATE:                  August 7, 2005

INTEREST RATE:                       4.911%

AMORTIZATION:                        Interest Only

ARD:                                 NAP

HYPERAMORTIZATION:                   NAP

MATURITY DATE:                       July 7, 2015

EXPECTED MATURITY BALANCE:           $34,000,000

SPONSOR:                             Deutsche Immobilien Fonds AG (DIFA)

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     At the borrower's option, prepayable prior
                                     to the earlier of July 6, 2008 and 2 years
                                     after the REMIC "start-up" date, upon
                                     payment of the greater of yield maintenance
                                     and 2% of the principal balance, with U.S.
                                     Treasury defeasance permitted thereafter.
                                     Prepayable without penalty from and after
                                     April 7, 2015.

LOAN PER SF:                         $114.39

UP-FRONT RESERVES:                   None

ONGOING RESERVES:                    RE Tax:              Springing

                                     Insurance:            Springing

                                     TI/LC:                Springing

                                     Ground Rent:          Springing

LOCKBOX:                             Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:            Single Asset

PROPERTY TYPE:                       Office

PROPERTY SUB-TYPE:                   Urban

LOCATION:                            Seattle, WA

YEAR BUILT / RENOVATED:              1999 / NAP

OCCUPANCY(1):                        100.0%

SQUARE FOOTAGE:                      297,228

THE COLLATERAL:                      Office complex

OWNERSHIP INTEREST:                  Leasehold

PROPERTY MANAGEMENT:                 Metzler Realty Advisors, Inc.

U/W NET OP. INCOME:                  $4,155,854

U/W NET CASH FLOW:                   $3,644,677

U/W OCCUPANCY:                       90.1%

APPRAISED VALUE:                     $67,500,000

CUT-OFF DATE LTV:                    50.4%

MATURITY DATE LTV:                   50.4%

DSCR:                                2.15x

POST IO DSCR:                        NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated January 1, 2005.

THE ADOBE BUILDING LOAN

     THE LOAN. The third largest loan (the "Adobe Building Loan") as evidenced by the Promissory Note (the "Adobe Building Note") is secured by a first priority Leasehold Deed of Trust, Assignment of Leases and Rents, Security
Agreement and Fixture Filing (the "Adobe Building Mortgage") encumbering the
297,228 square foot urban office building known as the Adobe Building, located in Seattle, Washington (the "Adobe Building Property"). The Adobe Building Loan
was originated on July 6, 2005 by or on behalf of Morgan Stanley Mortgage
Capital Inc.

     THE BORROWER. The borrower is Fremont Lake Union Center LLC, a Delaware limited liability company (the "Adobe Building Borrower") that owns no material asset other than the Adobe Building Property and related interests. The Adobe
Building Borrower is a wholly-owned, direct subsidiary of Deutsche Immobilien
Fonds AG, the sponsor of the Adobe Building Loan. Deutsche Immobilien Fonds AG
is a German based company that currently manages five open-ended real estate funds which include in the aggregate approximately 190 properties in Germany, the UK, Belgium, France, Spain and the United States.

                                     III-13

     THE PROPERTY. The Adobe Building Property is located 2.9 miles north of downtown Seattle, Washington, at 70-801 North 34th Street. The Adobe Building
Property was originally constructed in 1999. It consists of two office buildings, the Waterfront Building (3-stories) and the Plaza Building
(4-stories), which comprise 161,117 and 136,111 square feet respectively, totaling 297,228 square feet. The Adobe Building Property is situated on approximately 5.34 acres and includes office space, a data center and restaurants. It is built over a multi-level parking garage that provides 2.4 spaces per 1,000 square feet. The Adobe Building Property is ground leased by the Adobe Building Borrower pursuant to a ground lease, dated March 12, 1998, that expires on December 31, 2041.



---------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
                              # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE     CUMULATIVE % OF
                             LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES    TOTAL BASE RENTAL
          YEAR               ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------

         Vacant                 0            $0.00              0%             0%               0%                   0%
---------------------------------------------------------------------------------------------------------------------------------
           MTM                  0            $0.00              0%             0%               0%                   0%
---------------------------------------------------------------------------------------------------------------------------------
          2005                  0            $0.00              0%             0%               0%                   0%
---------------------------------------------------------------------------------------------------------------------------------
          2006                  0            $0.00              0%             0%               0%                   0%
---------------------------------------------------------------------------------------------------------------------------------
          2007                  1            $0.00              1%             1%               0%                   0%
---------------------------------------------------------------------------------------------------------------------------------
          2008                  1            $19.68             1%             1%               1%                   1%
---------------------------------------------------------------------------------------------------------------------------------
          2009                  2            $26.19             6%             7%               9%                  10%
---------------------------------------------------------------------------------------------------------------------------------
          2010                  4            $17.47            93%            100%              90%                 100%
---------------------------------------------------------------------------------------------------------------------------------
          2011                  0            $0.00              0%            100%              0%                  100%
---------------------------------------------------------------------------------------------------------------------------------
          2012                  0            $0.00              0%            100%              0%                  100%
---------------------------------------------------------------------------------------------------------------------------------
          2013                  0            $0.00              0%            100%              0%                  100%
---------------------------------------------------------------------------------------------------------------------------------
          2014                  0            $0.00              0%            100%              0%                  100%
---------------------------------------------------------------------------------------------------------------------------------
      2015 & Beyond             0            $0.00              0%            100%              0%                  100%
---------------------------------------------------------------------------------------------------------------------------------


     The following table presents certain information relating to the major tenants at the Adobe Building Property:



---------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL    ANNUALIZED
                               CREDIT RATING                            ANNUALIZED    ANNUALIZED    UNDERWRITTEN
                                  (FITCH/       TENANT       % OF      UNDERWRITTEN  UNDERWRITTEN     BASE RENT      LEASE
        TENANT NAME            MOODY'S/S&P)      NRSF        NRSF       BASE RENT      BASE RENT    ($ PER NRSF)   EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Adobe Systems                    --/--/--       254,328       86%      $4,346,466        82%           $17.09        7/1/2010
---------------------------------------------------------------------------------------------------------------------------------
Impinj                           --/--/--       20,966         7%        $464,187         9%           $22.14        8/1/2010
---------------------------------------------------------------------------------------------------------------------------------
Surreal                          --/--/--       16,750         6%        $452,250         8%           $27.00        2/1/2009
---------------------------------------------------------------------------------------------------------------------------------
Starbucks                        --/--/--        1,758         1%         $34,597         1%           $19.68        9/1/2008
---------------------------------------------------------------------------------------------------------------------------------
Bandoleone                       --/--/--        1,758         1%         $32,470         1%           $18.47        7/1/2009
---------------------------------------------------------------------------------------------------------------------------------
Management                       --/--/--        1,668         1%              $0         0%            $0.00        1/1/2007
---------------------------------------------------------------------------------------------------------------------------------


     PROPERTY MANAGEMENT. The Adobe Building Property is managed by Metzler
Realty Advisors, Inc., a wholly owned subsidiary of Bankhaus Metzler, which was founded in 1976 to create and manage North American real estate portfolios for
Bankhaus Metzler clients and compatible co-investors. The management agreement is subordinate to the Adobe Building Loan.

     ESCROWS AND RESERVES. If an event of default occurs under the Loan
Agreement or if the underwritable cash flow for the preceding twelve-month period is below $30,600,000.00 ("Trigger Event"), the Adobe Building Borrower
must deposit each month an amount equal to one-third of the amount of ground rent that will be due payable under the ground lease for the subsequent quarter.
Commencing in January 1, 2008, the Adobe Building Borrower is required to deposit into a rollover fund either (i) $1,000,000 annually through the maturity date or (ii) $100,000 monthly through the maturity date; provided however, the total amount required to be deposited will be an amount equal to the lesser of
(i) $3,000,000 and (ii) the sum of (x) the actual costs of renewing or extending the lease to Adobe Systems Incorporated with respect to its space and/or the actual costs of replacing the tenant for such space plus (y) $20 per square foot for any space that Adobe Systems Incorporated has not extended or renewed and for which the Adobe Building Borrower has not entered into a replacement lease with a new tenant. The Adobe Building Borrower may substitute letters of credit for any reserve deposits required under the Adobe Building Loan.

     Upon the occurrence of a Trigger Event and the continuance of a trigger period ("Trigger Period") (described below), the Adobe Building Borrower is required to deposit: (a) into a tax fund reserve account 1/12 of the total estimated annual taxes monthly, (b) into an insurance fund reserve account 1/12 of the total estimated annual insurance premiums monthly, and (c) into a capital expenditures fund reserve an amount equal to $74,307 monthly. A Trigger Period shall mean a period commencing on the first business day after a Trigger Event has occurred through the first business day after the related Trigger Event has not existed for a period of six consecutive months.

                                     III-14

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The Adobe Building Borrower
may obtain mezzanine financing so long as (i) the loan-to-value ratio is less than 75%, (ii) the actual DSCR is greater than 1.20x, (iii) the subordinate mezzanine lender shall enter into an intercreditor agreement with the lender in the form and substance reasonably satisfactory to the lender, the rating agencies and any existing subordinate mezzanine lender; and (iv) the mezzanine loan may only be paid from excess cash flow.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Adobe Building Loan and the
Adobe Building Property is set forth on Appendix II hereto.

                                     III-15

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     III-16

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 12 - BROOKS BROTHERS BUILDING
--------------------------------------------------------------------------------

                   [BROOKS BROTHERS BUILDING PICTURE OMITTED]

                                     III-17

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 12 - BROOKS BROTHERS BUILDING
--------------------------------------------------------------------------------

                     [BROOKS BROTHERS BUILDING MAP OMITTED]

                                     III-18

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 12 - BROOKS BROTHERS BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                    $28,200,000

CUT-OFF DATE BALANCE:                $28,200,000

SHADOW RATING (FITCH / S&P):         BBB / AA

FIRST PAYMENT DATE:                  March 1, 2005

INTEREST RATE:                       5.240%

AMORTIZATION:                        Interest only through February 1, 2010.
                                     Principal and interest payments of
                                     $155,546.82 beginning March 1, 2010 through
                                     maturity.

ARD:                                 NAP

HYPERAMORTIZATION:                   NAP

MATURITY DATE:                       February 1, 2015

EXPECTED MATURITY BALANCE:           $26,135,825

SPONSOR:                             J. David Haft

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Locked out until the earlier of February 1,
                                     2010 or 2 years after the REMIC "start-up"
                                     date, with U.S. Treasury defeasance
                                     thereafter. Prepayable without penalty from
                                     and after November 1, 2014.

LOAN PER SF:                         $230.01

UP-FRONT RESERVES(1):                None

ONGOING RESERVES:                    RE Tax:           Springing

                                     Insurance:        Springing

                                     Cap Ex:           Springing

                                     TI/LC:            Springing

LOCKBOX:                             Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:            Single Asset

PROPERTY TYPE:                       Mixed Use

PROPERTY SUB-TYPE:                   Retail/Office

LOCATION:                            New York, NY

YEAR BUILT / RENOVATED:              1915 / 2004

OCCUPANCY(2):                        100.0%

SQUARE FOOTAGE:                      122,604

THE COLLATERAL:                      10-story retail and office building

OWNERSHIP INTEREST:                  Fee

PROPERTY MANAGEMENT:                 Brooks Brothers, Inc.

U/W NET OP. INCOME:                  $3,291,550

U/W NET CASH FLOW:                   $3,259,956

U/W OCCUPANCY:                       100.0%

APPRAISED VALUE:                     $60,000,000

CUT-OFF DATE LTV:                    47.0%

MATURITY DATE LTV:                   43.6%

DSCR:                                2.18x

POST IO DSCR:                        1.75x
--------------------------------------------------------------------------------

(1)  The Brooks Brother tenant maintains a $4,115,485 letter of credit security deposit for the term of its current lease.

(2)  Occupancy is based on the rent roll dated January 10, 2005.

THE BROOKS BROTHERS BUILDING LOAN

     THE LOAN. The fourth largest loan (the "Brooks Brothers Building Loan") as evidenced by the Promissory Note (the "Brooks Brothers Building Note") is
secured by a first priority fee Mortgage and Security Agreement (the "Brooks
Brothers Building Mortgage") encumbering the 122,604 square foot retail and office building known as the Brooks Brothers Building, located in New York, New
York (the "Brooks Brothers Building Property"). The Brooks Brothers Building
Loan was originated on January 27, 2005 by or on behalf of Morgan Stanley
Mortgage Capital Inc.

                                     III-19

     THE BORROWER. The borrower is Chesterfield Hill, LLC, a Delaware limited liability company (the "Brooks Brothers Building Borrower") that owns no material asset other than the Brooks Brothers Building Property and related interests. The Brooks Brothers Building Borrower is owned 90.67% by J. David
Haft, as Trustee of the J. David Haft Living Trust dated October 16, 1987, and
8.33% by J. David Haft, as Trustee of the Indenture of Trust dated June 5, 1942.
The remaining 1% interest in the Brooks Brothers Building Borrower is held by
Audley Square, Inc., as Managing Member.

     THE PROPERTY. The Brooks Brothers Building Property is located in New York,
New York, at 346 Madison Avenue. The Brooks Brothers Building Property was
originally constructed in 1915 for Brooks Brothers, its current tenant. It consists of a 122,604 square foot, 10-story retail and office building, with the first six floors being used for retail purposes and floors seven through ten for office purposes. The Brooks Brothers Building Property is situated on approximately 0.26 acres. The Brooks Brothers Building Property is occupied entirely by Brooks Brothers, a Retail Brand Alliance, Inc. subsidiary, on a lease expiring March 31, 2016. The property is utilized as the Brooks Brothers flagship store and administrative offices.



---------------------------------------------------------------------------------------------------------------------------------
                                                                                      % OF TOTAL      ANNUALIZED
                       CREDIT RATING                                 ANNUALIZED       ANNUALIZED     UNDERWRITTEN
                          (FITCH/           TENANT       % OF       UNDERWRITTEN     UNDERWRITTEN     BASE RENT         LEASE
    TENANT NAME         MOODY'S/S&P)         NRSF        NRSF        BASE RENT         BASE RENT     ($ PER NRSF)     EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Brooks Brothers           --/--/--          122,604      100%       $3,300,000(1)        100%          $26.92       3/31/2016
---------------------------------------------------------------------------------------------------------------------------------


(1)  The Annualized Underwritten Base Rent is based on a contractual rent increase scheduled for April 1, 2007. Actual in place rents through March
     31, 2007 total $2,750,000 per annum, or $22.43/SF. The property appraisal estimated a blended market rent for the property at over $43.00/SF.

     PROPERTY MANAGEMENT. The Brooks Brothers Building Property is managed by
Brooks Brothers, Inc. pursuant to the terms of its lease. Upon the expiration or earlier termination of the lease, the Brooks Brothers Building Borrower, or an entity affiliated with the Brooks Brothers Building Borrower, shall manage the
Brooks Brothers Building Property or shall hire a professional property management company approved by the lender to manage the Brooks Brothers Building
Property.

     ESCROWS AND RESERVES. If (a) no event of default (nor any event which with the passage of time or the giving of notice or both would constitute an event of default) has occurred, and (b) Brooks Brothers, Inc. pays the real estate taxes and insurance premiums, maintains the property in accordance with its lease and continues to operate and pay rent and does not terminate the lease, then the
Brooks Brothers Building Borrower shall be relieved of each of the respective obligations until such time as Brooks Brothers, Inc. fails to do so or the lease is terminated.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox will be established upon the occurrence of an event of default. Funds in the lockbox will be allocated to the reserves and debt service, and after such allocation, any remaining funds may be disbursed at the sole discretion of the mortgagee or its servicer, in each case in accordance with the terms of the cash management agreement. The lockbox will be in place until the Brooks Brothers Building Loan has been paid in full.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Brooks Brothers Building Loan and the Brooks Brothers Building Property is set forth on Appendix II hereto.

                                     III-20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 13 - HILTON DEL MAR
--------------------------------------------------------------------------------

                        [HILTON DEL MAR PICTURES OMITTED]

                                     III-21

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 13 - HILTON DEL MAR
--------------------------------------------------------------------------------

                          [HILTON DEL MAR MAP OMITTED]

                                     III-22

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 13 - HILTON DEL MAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                    $27,540,000

CUT-OFF DATE BALANCE:                $27,540,000

SHADOW RATING (FITCH / S&P):         NAP

FIRST PAYMENT DATE:                  June 1, 2005

INTEREST RATE:                       5.3385%

AMORTIZATION:                        Interest only through May 1, 2007.
                                     Principal and interest payments of
                                     $166,473.88 beginning June 1, 2007 through
                                     maturity.

ARD:                                 NAP

HYPERAMORTIZATION:                   NAP

MATURITY DATE:                       May 1, 2015

EXPECTED MATURITY BALANCE:           $22,556,696

SPONSOR:                             Sunstone Hotel Investors, Inc.

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Locked out through 2 years after the REMIC
                                     "start-up" date, with U.S. Treasury
                                     defeasance thereafter. Prepayable without
                                     penalty from and after May 1, 2015.

LOAN PER ROOM:                       $107,160

UP-FRONT RESERVES:                   RE Tax:             $66,241

                                     Deferred            $625

                                     Maintenance:

                                     Cap Ex:             $37,022

ONGOING RESERVES:                    RE Tax:             $22,787 / month

                                     Insurance:          Springing

                                     Cap Ex:             $37,022 / month

LOCKBOX:                             Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:           Single Asset

PROPERTY TYPE:                      Hospitality

PROPERTY SUB-TYPE:                  Full Service

LOCATION:                           Del Mar, CA

YEAR BUILT / RENOVATED:             1989 / 2003

OCCUPANCY(1):                       78.7%

ROOMS:                              257

THE COLLATERAL:                     Full service hotel

OWNERSHIP INTEREST:                 Fee

PROPERTY MANAGEMENT:                Sunstone Hotel Properties, Inc.

U/W NET OP. INCOME:                 $3,712,416

U/W NET CASH FLOW:                  $3,202,897

U/W OCCUPANCY:                      78.7%

APPRAISED VALUE:                    $41,500,000

CUT-OFF DATE LTV:                   66.4%

MATURITY DATE LTV:                  54.4%

DSCR:                               2.15x

POST IO DSCR:                       1.60x
--------------------------------------------------------------------------------

(1)  Occupancy is based on the 12-month operating statements ending April 30,
     2005.

THE HILTON DEL MAR LOAN

     THE LOAN. The fifth largest loan (the "Hilton Del Mar Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the Hilton
Del Mar property located in Del Mar, California (the "Hilton Del Mar Property").
The Hilton Del Mar Loan was originated on April 29, 2005 by Bear Stearns
Commercial Mortgage, Inc.

     THE BORROWER. The borrower is Sunstone Durante, LLC, a Delaware limited liability company (the "Hilton Del Mar Borrower"), that owns no material assets other than the Hilton Del Mar Property. The sponsor, Sunstone Hotel Investors,
Inc. ("Sunstone"; NYSE: SHO), is a southern California-based real estate investment trust ("REIT") that owns hotels throughout the United States. As of
December 31, 2004, Sunstone owned 54 hotels, comprising 13,183 rooms, located in
17 states in the United States. Sunstone's hotels are operated under brand names including Marriott, Hilton, Hyatt, InterContinental and Wyndham.

     THE PROPERTY. The Hilton Del Mar Property is a 257-room, AAA, full service hotel property located approximately 1/2 mile from the Pacific Ocean in Del Mar,
California. The hotel is directly across from the Del Mar Fairgrounds and the
Del Mar Racetrack, both of

                                     III-23

which are substantial demand generators for the hotel. The Hilton Del Mar is located less than 1/2 mile west of Interstate 5. The Hilton Del Mar Property features an Olympic size swimming pool, two Jacuzzis and exercise facilities. In addition, the hotel is adjacent to a tee driving range and miniature golf course, along with eight lighted tennis courts. The Hilton Del Mar Property contains approximately 14,400 square feet of meeting space in nine rooms and offers approximately 4,500 square feet of space in the courtyard adjacent to the pool for events. During the past two years, approximately $5.6 million ($21,900 per room) has been invested in the Hilton Del Mar Property.



------------------------------------------------------------------------------------------------------------------------------------
                                       SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR(1)
------------------------------------------------------------------------------------------------------------------------------------
                           COMPETITIVE SET                          HILTON DEL MAR                        PENETRATION FACTOR
------------------------------------------------------------------------------------------------------------------------------------
     YEAR        OCCUPANCY       ADR         REVPAR      OCCUPANCY       ADR         REVPAR      OCCUPANCY        ADR        REVPAR
------------------------------------------------------------------------------------------------------------------------------------

     2002          65.8%       $106.91       $70.32        69.1%       $105.66       $72.99        105.0%        98.8%       103.8%
------------------------------------------------------------------------------------------------------------------------------------
     2003          68.1%       $108.78       $74.08        64.0%       $105.95       $67.82        94.0%         97.4%        91.5%
------------------------------------------------------------------------------------------------------------------------------------
     2004          73.4%       $111.42       $81.80        73.5%       $105.83       $77.75        100.1%        95.0%        95.0%
------------------------------------------------------------------------------------------------------------------------------------
 T-12 5/2005       75.0%       $113.70       $85.26        76.4%       $105.56       $80.66        101.9%        92.8%        94.6%
------------------------------------------------------------------------------------------------------------------------------------


(1)  The above table is based on data provided by STR Reports.

     PROPERTY MANAGEMENT. The Hilton Del Mar Property is managed by Sunstone
Hotel Properties, Inc., which was acquired by Interstate Hotels & Resorts in
2004. Interstate Hotels & Resorts ("Interstate"; NYSE: IHR), the nation's largest independent hotel management company, manages more than 300 hotels in 40 states, the District of Columbia, Canada, Russia and Portugal. The company also operates hotels for REITs, such as MeriStar Hospitality Corporation and Sunstone
Hotel Investors, as well as institutional real estate owners, non-institutional ownership groups and privately held companies. Interstate's hotels are operated under nationally recognized brand names such as Hilton, Sheraton, Westin,
Radisson, Marriott, Doubletree, Embassy Suites and Holiday Inn.

     ESCROWS AND RESERVES. The Hilton Del Mar Borrower is required to escrow
1/12 of annual real estate taxes monthly. The Hilton Del Mar Borrower is also required to escrow 1/12 of four percent (4%) of annual Gross Income as defined in the loan documents for FF&E. The cap ex amounts shown in the Loan Information table are the current monthly collections. Insurance reserves spring if the
Hilton Del Mar Borrower fails to provide evidence of payment.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Hilton Del Mar Loan and Hilton
Del Mar Property is set forth on Appendix II hereto.

                                     III-24

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 14 - NEW LONDON MALL
--------------------------------------------------------------------------------

                       [NEW LONDON MALL PICTURES OMITTED]

                                     III-25

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 14 - NEW LONDON MALL
--------------------------------------------------------------------------------

                          [NEW LONDON MALL MAP OMITTED]

                                     III-26

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 14 - NEW LONDON MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                    $27,365,000

CUT-OFF DATE BALANCE:                $27,365,000

SHADOW RATING (FITCH / S&P):         NAP

FIRST PAYMENT DATE:                  May 1, 2005

INTEREST RATE:                       4.884%

AMORTIZATION:                        Interest Only

ARD:                                 NAP

HYPERAMORTIZATION:                   NAP

MATURITY DATE:                       April 1, 2015

EXPECTED MATURITY BALANCE:           $27,365,000

SPONSOR(S):                          JP Morgan Investment Management & New Plan
                                     Excel Realty Trust, Inc.

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Locked out until the earlier of March 9,
                                     2008 or 2 years after the REMIC "start-up"
                                     date with U.S. Treasury defeasance or the
                                     payment of the greater of a yield
                                     maintenance premium and 1% of the principal
                                     balance thereafter. Prepayable without
                                     penalty from and after January 1, 2015.

LOAN PER SF:                         $101.95

UP-FRONT RESERVES:                   Deferred Maintenance:  $28,625

ONGOING RESERVES:                    RE Tax:                Springing

                                     Insurance:             Springing

                                     Cap Ex:                Springing

LOCKBOX:                             Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:            Single Asset

PROPERTY TYPE:                       Retail

PROPERTY SUB-TYPE:                   Anchored

LOCATION:                            New London, CT

YEAR BUILT/RENOVATED:                1967 / 1998 - 2000

OCCUPANCY(1):                        92.7%

SQUARE FOOTAGE:                      268,411

THE COLLATERAL:                      Multi-tenant, anchored retail shopping
                                     center

OWNERSHIP INTEREST:                  Fee

PROPERTY MANAGEMENT:                 New Plan New London Management Company, LLC

U/W NET OP. INCOME:                  $2,833,714

U/W NET CASH FLOW:                   $2,724,713

U/W OCCUPANCY:                       94.2%

APPRAISED VALUE:                     $42,100,000

CUT-OFF DATE LTV:                    65.0%

MATURITY DATE LTV:                   65.0%

DSCR:                                2.01x

POST IO DSCR:                        NAP
--------------------------------------------------------------------------------

(1) Occupancy is based on the rent roll dated January 25, 2005.

THE NEW LONDON MALL LOAN

     THE LOAN. The sixth largest loan (the "New London Mall Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the New
London Mall retail property located in New London, Connecticut (the "New London
Mall Property"). The New London Mall Loan was originated on March 9, 2005 by
Bear Stearns Commercial Mortgage, Inc.

     THE BORROWER. The borrower is NP/I&G New London, LLC, a Delaware limited liability company (the "New London Mall Borrower"), that owns no material assets other than the New London Mall Property. The sponsors are comprised of JP Morgan
Investment Management (80%) and New Plan Excel Realty Trust, Inc. ("New Plan")
(20%). JP Morgan Investment Management owns its interest in the New London Mall
Borrower through the JP Morgan US Real Estate Income and Growth Portfolio (the
"Portfolio"). The Portfolio began its investing activities in February 2002. By the end of 2003, the Portfolio had $149.2 million of capital and a reported net asset value of $171.7 million. The Portfolio currently has investments in direct property, mezzanine debt and CMBS with an estimated fair market value of over
$205 million. New Plan, one of the nation's largest real estate companies, focuses on the ownership and management of community and neighborhood shopping centers. The company operates as a self-administered and self-managed REIT, with a national portfolio of more than 400 properties (including properties held through joint ventures) located across 36 states and total assets of approximately $3.9 billion.

                                     III-27

     THE PROPERTY. The New London Mall Property is a 268,411 square foot neighborhood shopping center located in New London, Connecticut. The property is visible and easily accessible from I-95, which has a daily car count of approximately 85,000. Demand generators for the property include regional institutions such as the Pfizer Global Research & Development headquarters and
Connecticut College. The New London Mall Property, which consists of 241,776 square feet of retail space and 26,635 square feet of office space, is currently
93% leased to approximately 21 tenants. The New London Mall Property is anchored by a 64,017 square foot Shop Rite, with junior anchors including Marshall's,
HomeGoods, OfficeMax and A.C. Moore. Approximately 38% of the net rentable area is leased to investment grade rated tenants or their affiliates. Shop Rite's estimated 2004 sales per square foot were approximately $595 with an occupancy cost of approximately 3%. A.C. Moore reported 2004 sales per square foot of approximately $287 with an occupancy cost of approximately 6%, while HomeGoods reported 2004 sales per square foot of $178 with an occupancy cost of approximately 8%. Marshall's reported 2003 sales per square foot of approximately $192 with an occupancy cost of approximately 3%.



-----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 % OF TOTAL
                                              AVERAGE BASE      % OF TOTAL                       BASE RENTAL      CUMULATIVE % OF
                              # OF LEASES      RENT PER SF      SQUARE FEET     CUMULATIVE %      REVENUES       TOTAL BASE RENTAL
           YEAR                 ROLLING          ROLLING          ROLLING       OF SF ROLLING      ROLLING       REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------

          Vacant                   0              $0.00             7%              7%              0%                 0%
-----------------------------------------------------------------------------------------------------------------------------------
           2005                    3             $13.45             3%              10%             3%                 3%
-----------------------------------------------------------------------------------------------------------------------------------
           2006                    2             $13.55             4%              14%             5%                 8%
-----------------------------------------------------------------------------------------------------------------------------------
           2007                    1             $20.00             0%              14%             0%                 8%
-----------------------------------------------------------------------------------------------------------------------------------
           2008                    4              $9.20             5%              19%             4%                 12%
-----------------------------------------------------------------------------------------------------------------------------------
           2009                    2              $6.77             14%             33%             8%                 21%
-----------------------------------------------------------------------------------------------------------------------------------
           2010                    4             $12.67             17%             50%             19%                40%
-----------------------------------------------------------------------------------------------------------------------------------
           2011                    0              $0.00             0%              50%             0%                 40%
-----------------------------------------------------------------------------------------------------------------------------------
           2012                    0              $0.00             0%              50%             0%                 40%
-----------------------------------------------------------------------------------------------------------------------------------
           2013                    0              $0.00             0%              50%             0%                 40%
-----------------------------------------------------------------------------------------------------------------------------------
           2014                    1             $17.00             3%              53%             4%                 44%
-----------------------------------------------------------------------------------------------------------------------------------
      2015 & Beyond                4             $13.50             47%            100%             56%               100%
-----------------------------------------------------------------------------------------------------------------------------------


     The following table presents certain information relating to the major tenants at the New London Mall Property:



------------------------------------------------------------------------------------------------------------------------------------
                                                                                      % OF TOTAL     ANNUALIZED
                          CREDIT RATING                                ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                          (FITCH/MOODY'S/   TENANT         % OF       UNDERWRITTEN   UNDERWRITTEN     BASE RENT         LEASE
      TENANT NAME            S&P)(1)         NRSF          NRSF         BASE RENT      BASE RENT    ($ PER NRSF)      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Shop Rite                   --/--/--         64,017          24%         $960,255         29%          $15.00         2/28/2020
------------------------------------------------------------------------------------------------------------------------------------
Office Max                  --/Baa2/BB       23,500           9%         $364,250         11%          $15.50         2/28/2015
------------------------------------------------------------------------------------------------------------------------------------
HomeGoods                    --/A3/A         25,432           9%         $292,572          9%          $11.50         9/30/2010
------------------------------------------------------------------------------------------------------------------------------------
A.C. Moore                  --/--/--         20,932           8%         $276,302          8%          $13.20         3/31/2015
------------------------------------------------------------------------------------------------------------------------------------
Marshall's                   --/A3/A         30,354          11%         $151,770          5%           $5.00         1/31/2009
------------------------------------------------------------------------------------------------------------------------------------
Dress Barn                  --/--/--          9,240           3%         $148,764          5%          $16.10         8/31/2010
------------------------------------------------------------------------------------------------------------------------------------
Famous Footwear             --/--/--          6,989           3%         $118,813          4%          $17.00        10/31/2014
------------------------------------------------------------------------------------------------------------------------------------
Chili's                   BBB+/Baa2/BBB      18,021           7%         $106,000          3%           $5.88         4/30/2015
------------------------------------------------------------------------------------------------------------------------------------
Panda Buffet                --/--/--          7,428           3%         $103,992          3%          $14.00        10/31/2009
------------------------------------------------------------------------------------------------------------------------------------
West Marine                 --/--/--          6,060           2%          $90,900          3%          $15.00         2/28/2006
------------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

                                     III-28

     PROPERTY MANAGEMENT. The New London Mall Property is managed by New Plan
New London Management Company, LLC, which is affiliated with the New London Mall
Borrower.

     ESCROWS AND RESERVES. Real estate tax and insurance reserves spring upon an event of default or if the New London Mall Borrower fails to provide evidence of payment. Cap ex reserves spring if the DSCR for the immediately preceding six-month period is less than 1.15x.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Additional
subordinate secured debt is permitted subject to certain conditions as set forth in the mortgage loan documents including, among others, a maximum overall loan to value ratio of less than 75% and a combined debt service coverage ratio greater than 1.80x.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the New London Mall and the New
London Mall Property is set forth on Appendix II hereto.

                                     III-29

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     III-30

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 15 - INDIAN SPRINGS CENTER
--------------------------------------------------------------------------------

                    [INDIAN SPRINGS CENTER PICTURES OMITTED]

                                     III-31

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 15 - INDIAN SPRINGS CENTER
--------------------------------------------------------------------------------

                       [INDIAN SPRINGS CENTER MAP OMITTED]

                                     III-32

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 15 - INDIAN SPRINGS CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                    $27,000,000

CUT-OFF DATE BALANCE:                $27,000,000

SHADOW RATING (FITCH / S&P):         NAP

FIRST PAYMENT DATE:                  August 1, 2005

INTEREST RATE:                       4.88%

AMORTIZATION:                        Interest only through July 1, 2010,
                                     thereafter monthly principal and interest
                                     payments in the amount of $142,968.19
                                     beginning August 1, 2010 through maturity.

ARD:                                 NAP

HYPERAMORTIZATION:                   NAP

MATURITY DATE:                       July 1, 2015

EXPECTED MATURITY BALANCE:           $24,897,792

SPONSOR(S):                          HEB Grocery Company L.P. & Regency
                                     Woodlands GP, LLC

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Locked out until the later of June 16, 2008
                                     or 2 years after the REMIC "start-up" date,
                                     with U.S. Treasury defeasance or the
                                     payment of the greater of a yield
                                     maintenance premium and 1% of the principal
                                     balance thereafter. Prepayable without
                                     penalty from and after January 1, 2015.

LOAN PER SF:                         $197.62

UP-FRONT RESERVES:                   None

ONGOING RESERVES:                    Cap Ex:                Springing

                                     Insurance:             Springing

                                     RE Tax                 Springing

                                     TI/LC:                 Springing

                                     HEB Springing          Springing

                                     Impound:

LOCKBOX:                             None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:            Single Asset

PROPERTY TYPE:                       Retail

PROPERTY SUB-TYPE:                   Anchored

LOCATION:                            The Woodlands, TX

YEAR BUILT / RENOVATED:              2004 / NAP

OCCUPANCY(1):                        92.5%

SQUARE FOOTAGE:                      136,625

THE COLLATERAL:                      Multi-tenant grocery anchored retail center

OWNERSHIP INTEREST:                  Fee

PROPERTY MANAGEMENT:                 Regency Realty Group, Inc.

U/W NET OP. INCOME:                  $2,193,008

U/W NET CASH FLOW:                   $2,040,599

U/W OCCUPANCY:                       90.1%

APPRAISED VALUE:                     $34,800,000

CUT-OFF DATE LTV:                    77.6%

MATURITY DATE LTV:                   71.5%

DSCR:                                1.53x

POST IO DSCR:                        1.19x
--------------------------------------------------------------------------------
(1)  Occupancy is based on the rent roll dated April 27, 2005.

THE INDIAN SPRINGS CENTER LOAN

     THE LOAN. The seventh largest loan (the "Indian Springs Center Loan") as evidenced by the Promissory Note (the "Indian Springs Center Note") is secured by a first priority fee Deed of Trust (the "Indian Springs Center Mortgage")
encumbering the 136,625 square foot single-story grocery anchored shopping center known as Indian Springs Center, located in The Woodlands, Texas (the
"Indian Springs Center Property"). The Indian Springs Center Loan was originated on June 16, 2005 by or on behalf of Wells Fargo Bank, NA.

     THE BORROWER. The borrower is Indian Springs at Woodlands, LTD., a Texas limited partnership (the "Indian Springs Center Borrower") that owns no material asset other than the Indian Springs Center Property and related interests. The
Indian Springs Center Borrower is a wholly owned subsidiary of Regency Centers
Corporation and HEB Grocery Company, L.P., the sponsor of the Indian Springs
Center Loan.

                                     III-33

     THE PROPERTY. The Indian Springs Center Property is located in The
Woodlands, Texas, at 10777 Kuykendahl Road. The Indian Springs Center Property
is located in a suburban retail corridor approximately 30 miles north of the
Houston, TX central business district. The Indian Springs Center Property was originally constructed in 2004 and consists of a 136,625 square foot, single-story grocery anchored shopping center. A 79,000 square foot HEB grocery store anchors the Property. HEB is Texas' largest private company and is considered to be the number-one food retailer in South and Central Texas. HEB owns more then 321 stores in Texas, Louisiana, and Mexico. The Indian Springs
Center Property is situated on approximately 19.5 acres and includes 769 parking spaces.



---------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE      CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES     TOTAL BASE RENTAL
                            ROLLING        ROLLING          ROLLING      OF SF ROLLING      ROLLING         REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------

         Vacant                5            $0.00              8%             8%               0%                   0%
---------------------------------------------------------------------------------------------------------------------------------
          2005                 0            $0.00              0%             8%               0%                   0%
---------------------------------------------------------------------------------------------------------------------------------
          2006                 0            $0.00              0%             8%               0%                   0%
---------------------------------------------------------------------------------------------------------------------------------
          2007                 0            $0.00              0%             8%               0%                   0%
---------------------------------------------------------------------------------------------------------------------------------
          2008                 0            $0.00              0%             8%               0%                   0%
---------------------------------------------------------------------------------------------------------------------------------
          2009                18            $24.46            25%             33%              36%                  36%
---------------------------------------------------------------------------------------------------------------------------------
          2010                 3            $20.29             9%             42%              11%                  48%
---------------------------------------------------------------------------------------------------------------------------------
          2011                 0            $0.00              0%             42%              0%                   48%
---------------------------------------------------------------------------------------------------------------------------------
          2012                 0            $0.00              0%             42%              0%                   48%
---------------------------------------------------------------------------------------------------------------------------------
          2013                 0            $0.00              0%             42%              0%                   48%
---------------------------------------------------------------------------------------------------------------------------------
          2014                 0            $0.00              0%             42%              0%                   48%
---------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             2            $15.44            58%            100%              52%                 100%
---------------------------------------------------------------------------------------------------------------------------------


     The following table presents certain information relating to the major tenants at the Indian Springs Center Property:



---------------------------------------------------------------------------------------------------------------------------------
                             CREDIT                                                   % OF TOTAL     ANNUALIZED
                             RATING                                   ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                             (FITCH/       TENANT          % OF      UNDERWRITTEN    UNDERWRITTEN     BASE RENT        LEASE
      TENANT NAME         MOODY'S/ S&P)     NRSF           NRSF        BASE RENT       BASE RENT    ($ PER NRSF)     EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

HEB                       --/--/--          79,000          58%        $1,100,000         47%          $13.92        3/31/2024
---------------------------------------------------------------------------------------------------------------------------------
Mi Luna Restaurant        --/--/--           5,400           4%          $109,080         5%           $20.20        3/31/2010
---------------------------------------------------------------------------------------------------------------------------------
The Radiance Group, LLC   --/--/--           4,323           3%           $95,106         4%           $22.00        4/30/2010
---------------------------------------------------------------------------------------------------------------------------------
Nesbit's Cleaners         --/--/--           3,200           2%           $83,200         4%           $26.00        4/30/2009
---------------------------------------------------------------------------------------------------------------------------------
Animal Clinic             --/--/--           3,000           2%           $77,640         3%           $25.88        6/30/2009
---------------------------------------------------------------------------------------------------------------------------------
Sakekawa Steak House      --/--/--           3,000           2%           $74,160         3%           $24.72        9/30/2009
---------------------------------------------------------------------------------------------------------------------------------
Double Dave's Pizza       --/--/--           3,000           2%           $69,000         3%           $23.00        5/31/2009
---------------------------------------------------------------------------------------------------------------------------------
JW Tumbles                --/--/--           2,528           2%           $55,616         2%           $22.00       12/31/2009
---------------------------------------------------------------------------------------------------------------------------------
Kids to Kids              --/--/--           3,000           2%           $54,000         2%           $18.00        1/27/2010
---------------------------------------------------------------------------------------------------------------------------------
Kenneth Curl, DDS         --/--/--           1,875           1%           $46,575         2%           $24.84        4/30/2009
---------------------------------------------------------------------------------------------------------------------------------


     PROPERTY MANAGEMENT. The Indian Springs Center Property is managed by
Regency Realty Group, Inc., which is an affiliate of the Indian Springs Center
Loan's sponsor.

     ESCROWS AND RESERVES. Impounds for taxes, insurance, tenant improvements and leasing commissions, capital improvements, capital expenditures and deferred maintenance shall not be required so long as an Event of Default has not occurred and so long as the Loan has not been assumed. Upon the occurrence of an
Event of Default or a loan assumption, Lender may require impounds for taxes, insurance, tenant improvements and leasing commissions, capital improvements, capital expenditures and deferred maintenance in amounts determined by Lender in its reasonable sole discretion, and Borrower agrees to immediately deposit such impounds in the manner required by Lender.

     In the event that during the term of the Loan, HEB exercises its expansion right under the HEB Lease to construct the Expansion Area (of approximately
12,192 square feet as defined in the HEB Lease), and if Borrower elects to pay for the costs associated with the construction of such Expansion Area, Borrower shall deposit with Lender, within thirty (30) days of its receipt of notice from
HEB regarding same, an amount (as determined by Lender in its reasonable sole discretion) sufficient to pay for the costs of constructing the Expansion Area.

                                     III-34

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Indian Springs Center Loan and the Indian Springs Center Property is set forth on Appendix II hereto.

                                     III-35

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     III-36

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 16 - SHERWOOD LAKES APARTMENTS
--------------------------------------------------------------------------------

                  [SHERWOOD LAKES APARTMENTS PICTURE OMITTED]

                                     III-37

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 16 - SHERWOOD LAKES APARTMENTS
--------------------------------------------------------------------------------

                     [SHERWOOD LAKES APARTMENTS MAP OMITTED]

                                     III-38

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 16 - SHERWOOD LAKES APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                    $24,000,000

CUT-OFF DATE BALANCE:                $24,000,000

SHADOW RATING (FITCH / S&P):         NAP

FIRST PAYMENT DATE:                  March 5, 2005

INTEREST RATE:                       5.020%

AMORTIZATION:                        Interest Only

ARD:                                 NAP

HYPERAMORTIZATION:                   NAP

MATURITY DATE:                       February 5, 2012

EXPECTED MATURITY BALANCE:           $24,000,000

SPONSOR:                             Howard Fink

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Locked out until the earlier of March 5,
                                     2009 or 2 years after the REMIC "start-up"
                                     date, with U.S. Treasury defeasance or the
                                     payment of the greater of a yield
                                     maintenance premium and 1% of the principal
                                     balance thereafter. Prepayable without
                                     penalty from and after November 5, 2011.

LOAN PER UNIT:                       $41,666.67

UP-FRONT RESERVES:                   None

ONGOING RESERVES:                    RE Tax:                Springing

                                     Insurance:             Springing

LOCKBOX:                             None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:       Single Asset

PROPERTY TYPE:                  Multifamily

PROPERTY SUB-TYPE:              Garden

LOCATION:                       Schererville, IN

YEAR BUILT / RENOVATED:         1972, 1976 & 1999 / 1999

OCCUPANCY(1):                   91.8%

UNITS:                          576

THE COLLATERAL:                 24 three-story garden apartment buildings

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            Town Management LLC

U/W NET OP. INCOME:             $2,478,091

U/W NET CASH FLOW:              $2,348,491

U/W OCCUPANCY:                  91.1%

APPRAISED VALUE:                $37,930,000

CUT-OFF DATE LTV:               63.3%

MATURITY DATE LTV:              63.3%

DSCR:                           1.92x

POST IO DSCR:                   NAP
--------------------------------------------------------------------------------
(1) Occupancy is based on the rent roll dated June 10, 2005.

THE SHERWOOD LAKES APARTMENTS LOAN

     THE LOAN. The eighth largest loan (the "Sherwood Lakes Apartments Loan") as evidenced by the Promissory Note (the "Sherwood Lakes Apartments Note") is
secured by a fee Mortgage and Security Agreement, Assignment of Leases and Rents
(the "Sherwood Lakes Apartments Mortgage") encumbering the twenty-four (24)
three-story garden apartment buildings known as Sherwood Lake Apartments, located in Schererville, Indiana (the "Sherwood Lakes Apartments Property"). The
Sherwood Lakes Apartments Loan was originated on February 3, 2005 by or on behalf of Principal Commercial Funding, LLC.

     THE BORROWER. The borrower is Lake County Trust Company, Trustee under a
Trust Agreement dated January 8, 1998, and known as Trust Number 4931 (an
Indiana land trust), and the beneficial interests in the trust are held by
Barrington Lakes Sherwood LLC, a Delaware limited liability company (50%),
Sherwood Lake Apts, L.L.C., a Delaware limited liability company (30%), 869 W.
Buena, L.L.C., a Delaware limited liability company (16%) and Wagner Sherwood
Lake, L.L.C., a Delaware limited liability company (4%) (collectively, the
"Sherwood Lake Apartments Borrower"). The Sherwood Lake Apartments Borrower owns no material assets other than the Sherwood Lakes Apartments Property and related interests.

                                     III-39

     THE PROPERTY. The Sherwood Lakes Apartments Property is located at 801
Sherwood Lake Drive, Schererville, Indiana. The Sherwood Lakes Apartments
Property was originally constructed in 1972, 1976 and 1999 with renovations in
1999. It consists of twenty-four (24) three-story garden apartment buildings containing 576 units. The Sherwood Lakes Apartments Property is situated on approximately 45.74 acres and includes 1,064 parking spaces.

     PROPERTY MANAGEMENT. The Sherwood Lakes Apartments Property is managed by
Town Management LLC, an Illinois limited liability company.

     ESCROWS AND RESERVES. Upon the occurrence of an Event of Default, the
Sherwood Lakes Apartments Borrower is required to deposit all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account 1/12 of the total annual amount monthly.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Sherwood Lakes Apartments Loan and the Sherwood Lakes Apartments Property is set forth on Appendix II hereto.

                                     III-40

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 17 - PORT COVINGTON SHOPPING CENTER
--------------------------------------------------------------------------------

                [PORT COVINGTON SHOPPING CENTER PICTURES OMITTED]

                                     III-41

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 17 - PORT COVINGTON SHOPPING CENTER
--------------------------------------------------------------------------------

                  [PORT COVINGTON SHOPPING CENTER MAP OMITTED]

                                     III-42

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 17 - PORT COVINGTON SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                   $22,500,000

CUT-OFF DATE BALANCE:               $22,359,674

SHADOW RATING (FITCH / S&P):        BBB+ / AAA

FIRST PAYMENT DATE:                 May 1, 2005

INTEREST RATE:                      4.798%

AMORTIZATION:                       266 months

ARD:                                October 1, 2011

HYPERAMORTIZATION:                  After the ARD, the loan interest rate steps
                                    up to the greater of (i) 4.798% plus 2% or
                                    (ii) the interpolated 6.5 Year Treasury
                                    Yield plus 2%; additional payments to
                                    principal of excess cash flow will be
                                    required until the loan is paid in full.

MATURITY DATE:                      April 1, 2030

EXPECTED ARD BALANCE:               $18,328,538

SPONSOR(S):                         Marc Solomon, David Fink, Scott Spector &
                                    Alan Hammerschlag

INTEREST CALCULATION:               Actual/360

CALL PROTECTION(1):                 Locked out until the earlier of May 1, 2009
                                    or 2 years after the REMIC "start-up" date,
                                    with U.S. Treasury defeasance thereafter.
                                    Prepayable from May 1, 2011 through June
                                    30, 2011 with Yield Maintenance if Wal-Mart
                                    and/or Sam's Club exercise their respective
                                    purchase options. Prepayable without
                                    penalty from and after July 1, 2011.

LOAN PER SF:                        $81.93

UP-FRONT RESERVES:                  None

ONGOING RESERVES:                   RE Tax:                Springing

                                    Insurance:             Springing

LOCKBOX:                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:           Single Asset

PROPERTY TYPE:                      Other

PROPERTY SUB-TYPE:                  Leased Fee

LOCATION:                           Baltimore, MD

YEAR BUILT / RENOVATED:             2002 / NAP

OCCUPANCY(2):                       100.0%

SQUARE FOOTAGE(3):                  272,913

THE COLLATERAL:                     Land improved with a Wal-Mart and Sam's Club

OWNERSHIP INTEREST:                 Fee

PROPERTY MANAGEMENT:                Finmarc Management, Inc.

U/W NET OP. INCOME:                 $1,772,000

U/W NET CASH FLOW:                  $1,772,000

U/W OCCUPANCY:                      100.0%

APPRAISED VALUE(4):                 $30,700,000

CUT-OFF DATE LTV:                   72.8%

ARD LTV:                            59.7%

DSCR:                               1.07x

POST IO DSCR:                       NAP
--------------------------------------------------------------------------------

(1)  Wal-Mart can exercise its purchase option beginning May 1, 2011 while Sam's
     Club can exercise its option beginning June 1, 2011. In the event that only one purchase option is exercised, the loan will be partially prepaid with
     Yield Maintenance. In the event that both purchase options are exercised, the entire loan will be paid off with Yield Maintenance.

(2)  Occupancy is based on the rent roll dated March 16, 2005.

(3)  The square footage is based on the total square footage of the improvements. The collateral consists of two parcels of land totaling approximately 23 acres.

(4)  The appraised value is based on the assumption that Wal-Mart and Sam's Club elect not to exercise their purchase options. The appraised value assuming that the purchase option is exercised is $23,500,000.

THE PORT COVINGTON SHOPPING CENTER LOAN

     THE LOAN. The ninth largest loan (the "Port Covington Shopping Center
Loan") is evidenced by a promissory note and is secured by a first priority deed of trust on the Port Covington Shopping Center Property located in Baltimore,
Maryland (the "Port Covington Shopping Center Property"). The Port Covington
Shopping Center Loan was originated on March 17, 2005 by Bear Stearns Commercial
Mortgage, Inc.

                                     III-43

     THE BORROWER. The borrower is First Covington LLC, a Delaware limited liability company (the "Port Covington Shopping Center Borrower"), that owns no material assets other than the Port Covington Shopping Center Property. The sponsors of the borrower are comprised of the principals of Finmarc Management,
Inc. ("Finmarc"), Marc F. Solomon and David B. Fink, and the principals of
Kodiak Properties, L.L.C. ("Kodiak"), Scott Spector and Alan Hammerschlag. The
principals of Finmarc own approximately $200 million of finished real estate including office, industrial and retail properties and manage in excess of $300 million worth of real estate. Marc Solomon has a reported personal net worth in excess of $30 million and David Fink has a reported personal net worth in excess of $12 million. Kodiak controls over $200 million of real estate including apartments, an office building and shopping centers. Alan Hammerschlag has a reported net worth in excess of $16.9 million while Scott Spector has a reported net worth in excess of $16 million.

     THE PROPERTY. The collateral for the Port Covington Shopping Center Loan is approximately 23 acres of land ground leased pursuant to two leases to Wal-Mart and Sam's Club. Both leases are guaranteed by Wal-Mart and have 20-year terms expiring in 2022 with each tenant having six 10-year extension options. The 12.4 acre parcel leased to Wal-Mart has been developed into a 141,998 sf Wal-Mart store and a gas station. The 10.6 acre parcel leased to Sam's Club has been developed into a 130,915 sf Sam's Club store. The buildings were constructed in
2002. The property is located on Cromwell Street between Hanover Street and Key
Highway. Traffic counts on Cromwell Street and Hanover Street are approximately
31,050 cars per day. The center is visible from I-95, which has a traffic count of approximately 120,000 cars per day. Competing retail properties are 100%
occupied. The overall Baltimore retail market occupancy rate is approximately
95%, and the property's retail submarket occupancy rate is approximately 96%.



-----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF TOTAL
                                              AVERAGE BASE      % OF TOTAL                      BASE RENTAL      CUMULATIVE % OF
                              # OF LEASES      RENT PER SF      SQUARE FEET   CUMULATIVE %        REVENUES      TOTAL BASE RENTAL
           YEAR                 ROLLING          ROLLING          ROLLING     OF SF ROLLING       ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------

          Vacant                   0              $0.00             0%              0%              0%                 0%
-----------------------------------------------------------------------------------------------------------------------------------
           2005                    0              $0.00             0%              0%              0%                 0%
-----------------------------------------------------------------------------------------------------------------------------------
           2006                    0              $0.00             0%              0%              0%                 0%
-----------------------------------------------------------------------------------------------------------------------------------
           2007                    0              $0.00             0%              0%              0%                 0%
-----------------------------------------------------------------------------------------------------------------------------------
           2008                    0              $0.00             0%              0%              0%                 0%
-----------------------------------------------------------------------------------------------------------------------------------
           2009                    0              $0.00             0%              0%              0%                 0%
-----------------------------------------------------------------------------------------------------------------------------------
           2010                    0              $0.00             0%              0%              0%                 0%
-----------------------------------------------------------------------------------------------------------------------------------
           2011                    0              $0.00             0%              0%              0%                 0%
-----------------------------------------------------------------------------------------------------------------------------------
           2012                    0              $0.00             0%              0%              0%                 0%
-----------------------------------------------------------------------------------------------------------------------------------
           2013                    0              $0.00             0%              0%              0%                 0%
-----------------------------------------------------------------------------------------------------------------------------------
           2014                    0              $0.00             0%              0%              0%                 0%
-----------------------------------------------------------------------------------------------------------------------------------
      2015 & Beyond                2              $6.49            100%            100%            100%               100%
-----------------------------------------------------------------------------------------------------------------------------------


     The following table presents certain information relating to the major tenants at the Port Covington Shopping Center Property:



------------------------------------------------------------------------------------------------------------------------------------
                             CREDIT                                                   % OF TOTAL     ANNUALIZED
                             RATING                                   ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                             (FITCH/       TENANT          % OF      UNDERWRITTEN    UNDERWRITTEN     BASE RENT        LEASE
      TENANT NAME         MOODY'S/ S&P)     NRSF           NRSF        BASE RENT       BASE RENT    ($ PER NRSF)     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Wal-Mart                    AA/Aa2/AA       141,998          52%         $922,000         52%           $6.49         4/30/2022
------------------------------------------------------------------------------------------------------------------------------------
Sam's Club                  AA/Aa2/AA       130,915          48%         $850,000         48%           $6.49         5/31/2022
------------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     PROPERTY MANAGEMENT. The Port Covington Shopping Center Property is managed by Finmarc Management, Inc. ("Finmarc"), which is affiliated with the Port
Covington Shopping Center Borrower. Finmarc was formed in September 1987 by Marc
F. Solomon and David B. Fink. Finmarc's portfolio encompasses approximately 1.46 million square feet with a market value of approximately $178 million.

     ESCROWS AND RESERVES. Real estate tax and insurance reserves spring if the
Port Covington Shopping Center Borrower fails to provide evidence of payment.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

                                     III-44

     RELEASE OF PARCELS. Both Wal-Mart and Sam's Club have the option to purchase their respective parcels during the term of the loan. Wal-Mart's purchase option is at a price of $9,705,263 and can be exercised between May 1,
2011 and January 31, 2012. Sam's Club's purchase option is at a price of
$8,947,368 and can be exercised between June 1, 2011 and February 28, 2012.
Prior to the earliest exercise date for each option, the loan amount allocable to each respective parcel will have amortized to an amount less than the purchase price. The release of the respective parcels will be allowed upon the satisfaction of certain conditions set forth in the loan documents, including, among others, the application of the purchase price to the repayment of the Port
Covington Shopping Center Loan with applicable premiums and the absence of an event of default.

     Certain additional information regarding the Port Covington Shopping Center
Loan and the Port Covington Shopping Center Property is set forth on Appendix II hereto.

                                     III-45

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     III-46

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NOS. 18-19 - LEWIS PORTFOLIO
--------------------------------------------------------------------------------

                       [LEWIS PORTFOLIO PICTURES OMITTED]

                                     III-47

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NOS. 18-19 - LEWIS PORTFOLIO
--------------------------------------------------------------------------------

                          [LEWIS PORTFOLIO MAP OMITTED]

                                     III-48

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NOS. 18-19 - LEWIS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                    $22,000,000

CUT-OFF DATE BALANCE:                $22,000,000

SHADOW RATING (FITCH / S&P):         NAP

FIRST PAYMENT DATE:                  August 1, 2005

INTEREST RATE:                       5.300%

AMORTIZATION:                        Interest only through July 1, 2007.
                                     Principal and interest payments of
                                     $122,167.02 beginning August 1, 2007
                                     through maturity.

ARD:                                 NAP

HYPERAMORTIZATION:                   NAP

MATURITY DATE:                       July 1, 2015

EXPECTED MATURITY BALANCE:           $19,218,312

SPONSOR(S):                          Timothy Lewis & Janette Lewis

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     Locked out until the earlier of August 1,
                                     2009 or 2 years after the REMIC "start-up"
                                     date, with U.S. Treasury defeasance.
                                     Prepayable without penalty from and after
                                     June 1, 2015.

LOAN PER SF:                         $76.19

UP-FRONT RESERVES:                   RE Tax:             $282,780

ONGOING RESERVES:                    RE Tax:             $35,347 / month

                                     Cap Ex:             $2,407 / month

                                     Insurance:          Springing

LOCKBOX:                             None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:            Portfolio - 2 Crossed Loans

PROPERTY TYPE:                       Self Storage

PROPERTY SUB-TYPE:                   Self Storage

LOCATION:                            Boca Raton, FL & Deerfield Beach, FL

YEAR BUILT / RENOVATED:              See table

OCCUPANCY(1):                        See table

SQUARE FOOTAGE:                      See table

THE COLLATERAL:                      See table

OWNERSHIP INTEREST:                  Fee

PROPERTY MANAGEMENT:                 Lewis Rental Properties

U/W NET OP. INCOME:                  $2,093,876

U/W NET CASH FLOW:                   $2,036,675

U/W OCCUPANCY:                       See table

APPRAISED VALUE:                     $27,600,000

CUT-OFF DATE LTV:                    79.7%

MATURITY DATE LTV:                   69.6%

DSCR:                                1.72x

POST IO DSCR:                        1.39x
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated June 15, 2005.

THE LEWIS PORTFOLIO LOAN

     THE LOAN. The tenth largest loan (the "Lewis Portfolio Loan") as evidenced by the Boca Storage Promissory Note and the Deerfield Storage Promissory Note
(collectively, the "Lewis Portfolio Notes") consists of two cross-defaulted and cross-collateralized loans secured by a fee Mortgage & Security Agreement and
Assignment of Leases & Rents (the "Boca Storage Mortgage") and by a Mortgage &
Security Agreement and Assignment of Leases & Rents (the "Deerfield Storage
Mortgage") (collectively, the "Lewis Portfolio Mortgage") encumbering the
138,831 square foot self storage real estate known as Boca Storage located in
Boca Raton, Florida (the "Boca Storage Property") and the 149,921 square foot self storage real estate known as Deerfield Storage located in Deerfield Beach,
Florida (the "Deerfield Storage Property") (collectively, the "Lewis Portfolio
Properties"). The Lewis Portfolio Loan was originated on June 21, 2005 by or on behalf of Principal Commercial Funding, LLC.

     THE BORROWER. The borrowers are Timothy Lewis and Jeanette Lewis
(collectively, the "Lewis Portfolio Borrowers") that own no material asset other than the Lewis Portfolio Property and related interests. The Lewis Portfolio
Borrowers are the sponsors of the Lewis Portfolio Loan.

                                     III-49

     THE PROPERTY. The Boca Storage Property is located in Boca Raton, Florida, at 3600 NW 2nd Avenue. The property was originally constructed in 1976 and 1979.
It was renovated in 1994 through 1995. It consists of twenty-four (24) one-story self storage buildings containing a total of 138,831 square feet. The Boca
Storage Property is situated on 10.1 acres and includes 118 (.85/1,000 square feet) parking spaces. The Deerfield Storage Property is located in Deerfield
Beach, Florida, at 950 South Powerline Road and was originally constructed in
1978 through 1979 and renovated in 1995. It consists of fifteen (15) one- and two-story self storage buildings containing a total of 149,921 square feet. The
Deerfield Storage Property is situated on approximately 8.95 acres and includes
110 (.73/1,000 square feet) parking spaces.



------------------------------------------------------------------------------------------------------------------------------------
                                                          ALLOCATED LOAN
                                                         AMOUNT / EXPECTED    PHYSICAL        UW          SQUARE       YEAR BUILT /
PROPERTY                        COLLATERAL               MATURITY BALANCE     OCCUPANCY    OCCUPANCY      FOOTAGE       RENOVATED
------------------------------------------------------------------------------------------------------------------------------------

Boca Storage        24 one-story self storage              $11,600,000 /         99%           95%         138,831     1976 & 1979 /
                    buildings                               $10,133,292                                                1994 - 1995
------------------------------------------------------------------------------------------------------------------------------------
Deerfield Storage   15 one- and two-story self             $10,400,000 /         80%           78%         149,921     1978 - 1979 /
                    storage buildings                       $9,085,021                                                     1995
------------------------------------------------------------------------------------------------------------------------------------


     PROPERTY MANAGEMENT. The Lewis Portfolio Property is managed by Lewis
Rental Properties.

     ESCROWS AND RESERVES. Upon the occurrence of an Event of Default, the Lewis
Portfolio Borrowers are required to deposit all accrued insurance for the insurance period into a reserve account and to deposit into this reserve account
1/12 of the total annual amount monthly.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Lewis Portfolio Loans and the
Lewis Portfolio Property is set forth on Appendix II hereto.

                                     III-50

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
[MORGAN STANLEY LOGO]           July 8, 2005            [BEAR STEARNS LOGO]
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                       ---------------------------------

                                 $1,157,803,000
                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                            AS MORTGAGE LOAN SELLERS

                       ---------------------------------

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

                       ---------------------------------

MORGAN STANLEY                                          BEAR, STEARNS & CO. INC.
CO-LEAD BOOKRUNNING MANAGER                          CO-LEAD BOOKRUNNING MANAGER

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

TRANSACTION FEATURES
--------------------
>>   Sellers:


------------------------------------------------------------------------------------------------------------------
                                                                     NO. OF   NO. OF    CUT-OFF DATE      % OF
SELLERS                                                              LOANS    PROPS.     BALANCE ($)      POOL
------------------------------------------------------------------------------------------------------------------

 Bear Stearns Commercial Mortgage, Inc.                               44         44      400,839,733     32.6
 Wells Fargo Bank, National Association                               48        168      310,875,894     25.3
 Morgan Stanley Mortgage Capital Inc.                                 26         27      277,422,831     22.6
 Principal Commercial Funding, LLC                                    38         38      239,300,290     19.5
------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                              156        277    1,228,438,747    100.0
------------------------------------------------------------------------------------------------------------------


>>   Loan Pool:

     o   Average Cut-off Date Balance: $7,874,607

     o   Largest Mortgage Loan by Cut-off Date Balance: $85,000,000

     o   Five largest and ten largest loans: 17.0% and 27.0% of pool, respectively

>>   Credit Statistics:

     o   Weighted average debt service coverage ratio of 1.85x

     o   Weighted average current loan-to-value ratio of 62.6%; weighted average balloon loan-to-value ratio of 52.7%

>>   Property Types:

            [PIE-CHART OMITTED]

               Office, 19.0%
             Multifamily, 10.7%
             Hospitality, 8.8%
             Self Storage, 7.2%
              Industrial, 6.8%
              Mixed Use, 5.2%
                Other*, 3.1%
               Retail, 39.4%

                            *"Other" includes Manufactured Housing Community and
                              Other property types

>>   Call Protection:

     o   111 loans (62.4% of the pool) have a lockout period ranging from 24 to
         47 payments from origination, then defeasance provisions

     o   19 loans (19.5% of the pool) have a lockout period ranging from 24 to
         35 payments from origination, then permits a prepayment with the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance two years following securitization

     o   22 loans (11.9% of the pool) have a lockout period ranging from 12 to
         59 payments from origination, then permits a prepayment with the greater of yield maintenance and a prepayment premium of 1.0%

     o   1 loan (2.8% of the pool) permits a prepayment with the greater of yield maintenance and a prepayment premium of 2.0% for the first 24 payments from origination followed by defeasance only

     o   1 loan (1.8% of the pool) has a lockout period of 27 payments from origination followed by defeasance, during the 74th payment the loan permits a prepayment with yield maintenance or defeasance, followed by the open period

     o   2 loans (1.7% of the pool) permit prepayment with the greater of yield maintenance and a prepayment premium of 1.0%

>>   Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying
     Agent in addition to detailed payment and delinquency information.
     Information provided by the Paying Agent is expected to be available at
     www.ctslink.com/cmbs. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying
     Agent's website.

>>   Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

>>   Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-2

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

OFFERED CERTIFICATES
--------------------


-------- --------------- --------------- --------------- ---------- ------------- --------------- -------------- -------------
                                                                                                   APPROXIMATE    CERTIFICATE
            INITIAL        APPROXIMATE                                            EXPECTED FINAL     INITIAL     PRINCIPAL TO
          CERTIFICATE        CREDIT          RATINGS      AVERAGE     PRINCIPAL    DISTRIBUTION    PASS-THROUGH      VALUE
  CLASS    BALANCE(1)      SUPPORT(2)      (FITCH/S&P)   LIFE(3)(4)  WINDOW(3)(5)     DATE(3)        RATE(6)       RATIO(7)
-------- --------------- --------------- --------------- ---------- ------------- --------------- -------------- -------------

A-1        $75,400,000       17.000%        AAA / AAA      2.99         1 - 57        4/12/10          [ ]%        52.0%
-------- --------------- --------------- --------------- ---------- ------------- --------------- -------------- -------------
A-2        $84,600,000       17.000%        AAA / AAA      4.81        57 - 60        7/12/10          [ ]%        52.0%
-------- --------------- --------------- --------------- ---------- ------------- --------------- -------------- -------------
A-3        $44,700,000       17.000%        AAA / AAA      6.39        75 - 79        2/12/12          [ ]%        52.0%
-------- --------------- --------------- --------------- ---------- ------------- --------------- -------------- -------------
A-AB       $84,100,000       17.000%        AAA / AAA      7.26        60 - 111      10/12/14          [ ]%        52.0%
-------- --------------- --------------- --------------- ---------- ------------- --------------- -------------- -------------
A-4A      $642,754,000       27.000%        AAA / AAA      9.78       111 - 120       7/12/15          [ ]%        45.7%
-------- --------------- --------------- --------------- ---------- ------------- --------------- -------------- -------------
A-4B       $88,050,000       17.000%        AAA / AAA      9.96       120 - 120       7/12/15          [ ]%        52.0%
-------- --------------- --------------- --------------- ---------- ------------- --------------- -------------- -------------
A-J        $87,526,000        9.875%        AAA / AAA      9.96       120 - 120       7/12/15          [ ]%        56.4%
-------- --------------- --------------- --------------- ---------- ------------- --------------- -------------- -------------
B          $23,033,000        8.000%         AA / AA      10.19       120 - 137      12/12/16          [ ]%        57.6%
-------- --------------- --------------- --------------- ---------- ------------- --------------- -------------- -------------
C          $12,285,000        7.000%        AA- / AA-     12.47       137 - 163       2/12/19          [ ]%        58.2%
-------- --------------- --------------- --------------- ---------- ------------- --------------- -------------- -------------
D          $15,355,000        5.750%          A / A       14.38       163 - 176       3/12/20          [ ]%        59.0%
-------- --------------- --------------- --------------- ---------- ------------- --------------- -------------- -------------


PRIVATE CERTIFICATES (8)
------------------------


-------- ------------------- --------------- --------------- ----------- ------------ -------------- --------------- -------------
               INITIAL                                                                                 APPROXIMATE    CERTIFICATE
            CERTIFICATE                                                              EXPECTED FINAL      INITIAL      PRINCIPAL TO
             BALANCE OR       APPROXIMATE       RATINGS       AVERAGE     PRINCIPAL   DISTRIBUTION     PASS-THROUGH      VALUE
  CLASS  NOTIONAL AMOUNT(1)  CREDIT SUPPORT    (FITCH/S&P)   LIFE(3)(4)  WINDOW(3)(5)     DATE(3)         RATE(6)       RATIO(7)
-------- ------------------- --------------- --------------- ----------- ------------ -------------- --------------- -------------

X-1(9)    $1,228,438,747          ----          AAA / AAA       ----         ----          ----       Variable Rate      ----
-------- ------------------- --------------- --------------- ----------- ------------ -------------- --------------- -------------
X-2(9)    $1,202,407,000          ----          AAA / AAA       ----         ----          ----       Variable Rate      ----
-------- ------------------- --------------- --------------- ----------- ------------ -------------- --------------- -------------
E                                4.750%          A- / A-       14.67       176 - 177      4/12/20          [ ]%         59.6%
             $12,284,000
-------- ------------------- --------------- --------------- ----------- ------------ -------------- --------------- -------------
F             $9,214,000         4.000%        BBB+ / BBB+     14.85       177 - 179      6/12/20          [ ]%         60.1%
-------- ------------------- --------------- --------------- ----------- ------------ -------------- --------------- -------------
G             $9,213,000         3.250%         BBB / BBB      14.87       179 - 179      6/12/20          [ ]%         60.6%
-------- ------------------- --------------- --------------- ----------- ------------ -------------- --------------- -------------
H            $10,749,000         2.375%        BBB- / BBB-     14.88       179 - 180      7/12/20          [ ]%         61.1%
-------- ------------------- --------------- --------------- ----------- ------------ -------------- --------------- -------------
J - P        $29,175,747          ----             ----         ----         ----          ----            [ ]%          ----
-------- ------------------- --------------- --------------- ----------- ------------ -------------- --------------- -------------

Notes:      (1)  As of July 1, 2005. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

            (2)  The percentages indicated under the column "Approximate Credit
                 Support" with respect to the Class A-1, Class A-2, Class A-3,
                 Class A-AB, Class A-4A and Class A-4B Certificates represent the approximate credit support for the Class A-1, Class A-2,
                 Class A-3, Class A-AB, Class A-4A and Class A-4B Certificates
                 in the aggregate. Additionally, the credit support percentage set forth for the Class A-4A Certificates reflects the credit support provided by the Class A-4B Certificates.

            (3)  Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

            (4)  Average life is expressed in terms of years.

            (5)  Principal window is the period (expressed in terms of months and commencing with the month of August 2005) during which distributions of principal are expected to be made to the
                 holders of each designated Class.

            (6)  The Class A-1, A-2, A-3, A-AB, A-4A, A-4B, A-J, B, C, D, E, F,
                 G and H Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or, (iii) a rate equal to the
                 weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1 and X-2
                 Certificates will accrue interest at a variable rate.

            (7)  Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The
                 Class A-1, A-2, A-3, A-AB and A-4B Certificate Principal to
                 Value Ratio is calculated based upon the aggregate of the Class
                 A-1, A-2, A-3, A-AB, A-4A and A-4B Certificate Balances. The
                 Class A-4A Certificate Principal to Value Ratio is calculated based upon the aggregate of Class A-4A Certificate Balance and the portions of Class A-1, A-2, A-3 and A-AB Certificate
                 Balances that are senior to Class A-4B.

            (8)  Not offered pursuant to the Prospectus and Prospectus
                 Supplement. Certificates to be offered privately pursuant to
                 Rule 144A. Information provided herein regarding the
                 characteristics of these certificates is provided only to
                 enhance understanding of the offered certificates.

            (9)  The Class X-1 and Class X-2 Notional Amounts are defined herein and in the Prospectus Supplement. The Class X-1 and X-2
                 Certificates will be collectively known as the "Class X
                 Certificates."

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-3

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

I. ISSUE CHARACTERISTICS
   ---------------------

   ISSUE TYPE:                    Public: Classes A-1, A-2, A-3, A-AB, A-4A,
                                  A-4B, A-J, B, C and D (the "Offered
                                  Certificates")

                                  Private (Rule 144A): Classes X-1, X-2, E, F,
                                  G, H, J, K, L, M, N, O and P

   SECURITIES OFFERED:            $1,157,803,000 monthly pay, multi-class,
                                  sequential pay commercial mortgage REMIC
                                  Pass-Through Certificates, including ten
                                  principal and interest classes (Classes A-1,
                                  A-2, A-3, A-AB, A-4A, A-4B, A-J, B, C and D)

   SELLERS:                       Bear Stearns Commercial Mortgage, Inc., Wells
                                  Fargo Bank, National Association, Morgan
                                  Stanley Mortgage Capital Inc., and Principal
                                  Commercial Funding, LLC.

   CO-LEAD BOOKRUNNING MANAGERS:  Morgan Stanley & Co. Incorporated and Bear,
                                  Stearns & Co. Inc.

   MASTER SERVICER:               Wells Fargo Bank, National Association

   PRIMARY SERVICERS:             Principal Global Investors, LLC (with respect
                                  to the individual loans sold by Principal
                                  Commercial Funding, LLC); Wells Fargo Bank,
                                  National Association (with respect to the
                                  individual loans sold by it, Morgan Stanley
                                  Mortgage Capital Inc., and Bear Stearns
                                  Commercial Mortgage, Inc.).

   SPECIAL SERVICER:              ARCap Servicing, Inc.

   TRUSTEE:                       LaSalle Bank National Association

   PAYING AGENT AND REGISTRAR:    Wells Fargo Bank, National Association

   CUT-OFF DATE:                  July 1, 2005. For purposes of the information
                                  contained in this term sheet, scheduled
                                  payments due in July 2005 with respect to
                                  mortgage loans not having payment dates on the
                                  first day of each month have been deemed
                                  received on July 1, 2005, not the actual day
                                  on which such scheduled payments were due.

   EXPECTED CLOSING DATE:         On or about July 28, 2005

   DISTRIBUTION DATES:            The 12th of each month, commencing in
                                  August 2005 (or if the 12th is not a business
                                  day, the next succeeding business day)

   MINIMUM DENOMINATIONS:         $25,000 for the Class A Certificates and
                                  $100,000 for all other Offered Certificates
                                  and in multiples of $1 thereafter

   SETTLEMENT TERMS:              DTC, Euroclear and Clearstream, same day
                                  funds, with accrued interest

   LEGAL/REGULATORY STATUS:       Classes A-1, A-2, A-3, A-AB, A-4A, A-4B, A-J,
                                  B, C and D are expected to be eligible for
                                  exemptive relief under ERISA. No Class of
                                  Certificates is SMMEA eligible.

   RISK FACTORS:                  THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                  NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-4

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

II. STRUCTURE CHARACTERISTICS
    -------------------------

The Class A-1, A-2, A-3, A-AB, A-4A, A-4B, A-J, B, C, D, E, F, G and H
Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or, (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.



                Month        0       12      24      36      48      60      72      84      96      Maturity
                ----------- ---     ----    ----    ----    ----    ----    ----    ----    ----    ----------

Class A-1       AAA/AAA                                                                                        $75.4MM
Class A-2       AAA/AAA                                                                                        $84.6MM
Class A-3       AAA/AAA                                                                                        $44.7MM
Class A-AB      AAA/AAA                                                                                        $84.1MM
Class A-4A      AAA/AAA                                                                                       $642.8MM
Class A-4B      AAA/AAA                                                                                        $88.1MM
Class A-J       AAA/AAA                                                                                        $87.5MM
Class B         AA/AA                                                                                          $23.0MM
Class C         AA-/AA-                                                                                        $12.3MM
Class D         A/A                                                                                            $15.4MM
Class E         A-/A-                                                                                          $12.3MM
Class F         BBB+/BBB+                                                                                       $9.2MM
Class G         BBB/BBB                                                                                         $9.2MM
Class H         BBB-/BBB-                                                                                      $10.7MM
Class J         BB+/BB+                                                                                         $3.1MM
Class K         BB/BB                                                                                           $3.1MM
Class L         BB-/BB-                                                                                         $6.1MM
Class M-P       B+/B+ to NR                                                                                    $16.9MM


[ ] X-1 + X-2 IO Strip   [ ] X-1 Notional   [ ] X-2 Notional

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-5

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

Class X-1 and X-2 Notional        The Notional Amount of the Class X-1
Balances:                         Certificates will be equal to the aggregate of
                                  the certificate balances of the classes of
                                  certificates (other than the Class X-1, Class
                                  X-2, Class R-I, Class R-II and Class R-III
                                  Certificates) outstanding from time to time.
                                  Information provided herein regarding the
                                  characteristics of these certificates is
                                  provided only to enhance understanding of the
                                  offered certificates. The Notional amount of
                                  the Class X-2 Certificates will equal:

                                  o  during the period from the closing date
                                     through and including the distribution date
                                     occurring in July 2006, the sum of (a) the
                                     lesser of $66,260,000 and the certificate
                                     balance of the Class A-1 Certificates
                                     outstanding from time to time, and (b) the
                                     aggregate of the certificate balances of
                                     the Class A-2, Class A-3, Class A-AB, Class
                                     A-4A, Class A-4B, Class A-J, Class B, Class
                                     C, Class D, Class E, Class F, Class G,
                                     Class H, Class J, Class K and Class L
                                     Certificates outstanding from time to time;

                                  o  during the period following the
                                     distribution date occurring in July 2006
                                     through and including the distribution date
                                     occurring in July 2007, the sum of (a) the
                                     lesser of $12,235,000 and the certificate
                                     balance of the Class A-1 Certificates
                                     outstanding from time to time, (b) the
                                     aggregate of the certificate balances of
                                     the Class A-2, Class A-3, Class A-AB, Class
                                     A-4A, Class A-4B, Class A-J, Class B, Class
                                     C, Class D, Class E, Class F, Class G,
                                     Class H and Class J Certificates
                                     outstanding from time to time and (c) the
                                     lesser of $2,474,000 and the certificate
                                     balance of the Class K Certificates
                                     outstanding from time to time;

                                  o  during the period following the
                                     distribution date occurring in July 2007
                                     through and including the distribution date
                                     occurring in July 2008, the sum of (a) the
                                     lesser of $40,747,000 and the certificate
                                     balance of the Class A-2 Certificates
                                     outstanding from time to time, (b) the
                                     aggregate of the certificate balances of
                                     the Class A-3 Class A-AB, Class A-4A, Class
                                     A-4B, Class A-J, Class B, Class C, Class D,
                                     Class E and Class F Certificates
                                     outstanding from time to time and (c) the
                                     lesser of $1,410,000 and the certificate
                                     balance of the Class G Certificates
                                     outstanding from time to time;

                                  o  during the period following the
                                     distribution date occurring in July 2008
                                     through and including the distribution date
                                     occurring in July 2009, the sum of (a) the
                                     lesser of $32,219,000 and the certificate
                                     balance of the Class A-3 Certificates
                                     outstanding from time to time, (b) the
                                     aggregate of the certificate balances of
                                     the Class A-AB, Class A-4A, Class A-4B,
                                     Class A-J, Class B, Class C and Class D
                                     Certificates outstanding from time to time
                                     and (c) the lesser of $482,000 and the
                                     certificate balance of the Class E
                                     Certificates outstanding from time to time;

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-6

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

                                  o  during the period following the
                                     distribution date occurring in July 2009
                                     through and including the distribution date
                                     occurring in July 2010, the sum of (a) the
                                     lesser of $633,597,000 and the certificate
                                     balance of the Class A-4A Certificates
                                     outstanding from time to time, (b) the
                                     aggregate of the certificate balances of
                                     the Class A-4B, Class A-J and Class B
                                     Certificates outstanding from time to time
                                     and (c) the lesser of $7,475,000 and the
                                     certificate balance of the Class C
                                     Certificates outstanding from time to time;

                                  o  during the period following the
                                     distribution date occurring in July 2010
                                     through and including the distribution date
                                     occurring in July 2011, the sum of (a) the
                                     lesser of $587,762,000 and the certificate
                                     balance of the Class A-4A Certificates
                                     outstanding from time to time, (b) the
                                     aggregate of the certificate balances of
                                     the Class A-4B and Class A-J Certificates
                                     outstanding from time to time and (c) the
                                     lesser of $12,693,000 and the certificate
                                     balance of the Class B Certificates
                                     outstanding from time to time;

                                  o  during the period following the
                                     distribution date occurring in July 2011
                                     through and including the distribution date
                                     occurring in July 2012, the sum of (a) the
                                     lesser of $513,366,000 and the certificate
                                     balance of the Class A-4A Certificates
                                     outstanding from time to time, (b) the
                                     aggregate of the certificate balances of
                                     the Class A-4B Certificates outstanding
                                     from time to time and (c) the lesser of
                                     $84,083,000 and the certificate balance of
                                     the Class A-J Certificates outstanding from
                                     time to time;

                                  o  during the period following the
                                     distribution date occurring in July 2012
                                     through and including the distribution date
                                     occurring in July 2013, the sum of (a) the
                                     lesser of $474,300,000 and the certificate
                                     balance of the Class A-4A Certificates
                                     outstanding from time to time, (b) the
                                     aggregate of the certificate balances of
                                     the Class A-4B Certificates outstanding
                                     from time to time and (c) the lesser of
                                     $69,541,000 and the certificate balance of
                                     the Class A-J Certificates outstanding from
                                     time to time;

                                  o  following the distribution date occurring
                                     in July 2013, $0.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-7

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

Class X-1 and X-2 Pass-Through
Rates:                            The Pass-Through Rate applicable to the Class
                                  X-1 Certificates for the initial Distribution
                                  Date will equal approximately [_]% per annum.
                                  The Pass-Through Rate applicable to the Class
                                  X-1 Certificates for each Distribution Date
                                  subsequent to the initial Distribution Date
                                  will equal the weighted average of the
                                  respective strip rates (the "Class X-1 Strip
                                  Rates") at which interest accrues from time to
                                  time on the respective components of the total
                                  Notional Amount of the Class X-1 Certificates
                                  outstanding immediately prior to the related
                                  Distribution Date (weighted on the basis of
                                  the respective balances of such components
                                  outstanding immediately prior to such
                                  Distribution Date). Each of those components
                                  will be comprised of all or a designated
                                  portion of the Certificate Balance of one of
                                  the classes of the Principal Balance
                                  Certificates. In general, the Certificate
                                  Balance of each class of Principal Balance
                                  Certificates will constitute a separate
                                  component of the total Notional Amount of the
                                  Class X-1 Certificates; provided that, if a
                                  portion, but not all, of the Certificate
                                  Balance of any particular class of Principal
                                  Balance Certificates is identified under
                                  "--Certificate Balances" in the Prospectus
                                  Supplement as being part of the total Notional
                                  Amount of the Class X-2 Certificates
                                  immediately prior to any Distribution Date,
                                  then that identified portion of such
                                  Certificate Balance will also represent one or
                                  more separate components of the total Notional
                                  Amount of the Class X-1 Certificates for
                                  purposes of calculating the accrual of
                                  interest for the related Distribution Date,
                                  and the remaining portion of such Certificate
                                  Balance will represent one or more other
                                  separate components of the Class X-1
                                  Certificates for purposes of calculating the
                                  accrual of interest for the related
                                  Distribution Date. For any Distribution Date
                                  occurring in or before July 2013, on any
                                  particular component of the total Notional
                                  Amount of the Class X-1 Certificates
                                  immediately prior to the related Distribution
                                  Date, the applicable Class X-1 Strip Rate will
                                  be calculated as follows:

                                  o  if such particular component consists of
                                     the entire certificate balance (or a
                                     designated portion of that certificate
                                     balance) of any class of Principal Balance
                                     Certificates, and if such entire
                                     certificate balance (or that designated
                                     portion) also constitutes, in its entirety,
                                     a component of the total Notional Amount of
                                     the Class X-2 Certificates immediately
                                     prior to the related Distribution Date,
                                     then the applicable Class X-1 Strip Rate
                                     will equal the excess, if any, of (a) the
                                     Weighted Average Net Mortgage Rate for such
                                     Distribution Date, over (b) the greater of
                                     (i) the rate per annum corresponding to
                                     such Distribution Date as set forth on
                                     Schedule B in the Prospectus Supplement and
                                     (ii) the Pass-Through Rate for such
                                     Distribution Date for such class of
                                     Principal Balance Certificates; and

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-8

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

                                  o  if such particular component consists of
                                     the entire certificate balance (or a
                                     designated portion of that certificate
                                     balance) of any class of Principal Balance
                                     Certificates, and if such entire
                                     certificate balance (or that designated
                                     portion) does not, in whole or in part,
                                     also constitute a component of the total
                                     Notional Amount of the Class X-2
                                     Certificates immediately prior to the
                                     related Distribution Date, then the
                                     applicable Class X-1 Strip Rate will equal
                                     the excess, if any, of (a) the Weighted
                                     Average Net Mortgage Rate for such
                                     Distribution Date, over (b) the
                                     Pass-Through Rate for such Distribution
                                     Date for such class of Principal Balance
                                     Certificates.

                                  For any Distribution Date occurring after July
                                  2013, the Certificate Balance of each class of
                                  Principal Balance Certificates will constitute
                                  a separate component of the total Notional
                                  Amount of the Class X-1 Certificates, and the
                                  applicable Class X-1 Strip Rate with respect
                                  to each such component for each such
                                  Distribution Date will equal the excess, if
                                  any, of (a) the Weighted Average Net Mortgage
                                  Rate for such Distribution Date, over (b) the
                                  Pass-Through Rate for such Distribution Date
                                  for such class of Principal Balance
                                  Certificates. Under no circumstances will any
                                  Class X-1 Strip Rate be less than zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-9

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

                                       The Pass-Through Rate applicable to the
                                  Class X-2 Certificates for the initial
                                  Distribution Date will equal approximately
                                  [_]% per annum. The Pass-Through Rate
                                  applicable to the Class X-2 Certificates for
                                  each Distribution Date subsequent to the
                                  initial Distribution Date and on or before the
                                  Distribution Date in July 2013 will equal the
                                  weighted average of the respective strip rates
                                  (the "Class X-2 Strip Rates") at which
                                  interest accrues from time to time on the
                                  respective components of the total Notional
                                  Amount of the Class X-2 Certificates
                                  outstanding immediately prior to the related
                                  Distribution Date (weighted on the basis of
                                  the respective balances of such components
                                  outstanding immediately prior to such
                                  Distribution Date). Each of those components
                                  will be comprised of all or a designated
                                  portion of the Certificate Balance of a
                                  specified class of Principal Balance
                                  Certificates. If all or a designated portion
                                  of the Certificate Balance of any class of
                                  Principal Balance Certificates is identified
                                  under "--Certificate Balances" in the
                                  Prospectus Supplement as being part of the
                                  total Notional Amount of the Class X-2
                                  Certificates immediately prior to any
                                  Distribution Date, then that Certificate
                                  Balance (or designated portion thereof) will
                                  represent one or more separate components of
                                  the total Notional Amount of the Class X-2
                                  Certificates for purposes of calculating the
                                  accrual of interest for the related
                                  Distribution Date. For any Distribution Date
                                  occurring in or before July 2013, on any
                                  particular component of the total Notional
                                  Amount of the Class X-2 Certificates
                                  immediately prior to the related Distribution
                                  Date, the applicable Class X-2 Strip Rate will
                                  equal the excess, if any, of:

                                  o  the lesser of (a) the rate per annum
                                     corresponding to such Distribution Date as
                                     set forth on Schedule B in the Prospectus
                                     Supplement and (b) the Weighted Average Net
                                     Mortgage Rate for such distribution date,
                                     over

                                  o  the Pass-Through Rate for such Distribution
                                     Date for the class of Principal Balance
                                     Certificates whose Certificate Balance, or
                                     a designated portion thereof, comprises
                                     such component.

                                  Under no circumstances will any Class X-2
                                  Strip Rate be less than zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-10

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

Yield Maintenance/Prepayment         Mortgage Loan during any particular
Premium Allocation:                  Collection Period will be distributed to
                                     the holders of each Class of Principal
                                     Balance Certificates (other than an
                                     excluded class as defined below) then
                                     entitled to distributions of principal on
                                     such Distribution Date in an amount equal
                                     to the lesser of (i) such Prepayment
                                     Premium/Yield Maintenance Charge and (ii)
                                     the Prepayment Premium/Yield Maintenance
                                     Charge multiplied by the product of (a) a
                                     fraction, the numerator of which is equal
                                     to the amount of principal distributed to
                                     the holders of that Class on the
                                     Distribution Date, and the denominator of
                                     which is the total principal distributed on
                                     that Distribution Date, and (b) a fraction
                                     not greater than one, the numerator of
                                     which is equal to the excess, if any, of
                                     the Pass-Through Rate applicable to that
                                     Class, over the relevant Discount Rate (as
                                     defined in the Prospectus Supplement), and
                                     the denominator of which is equal to the
                                     excess, if any, of the Mortgage Rate of the
                                     Mortgage Loan that prepaid, over the
                                     relevant Discount Rate.

                                     The portion, if any, of the Prepayment
                                     Premium/Yield Maintenance Charge remaining
                                     after such payments to the holders of the
                                     Principal Balance Certificates will be
                                     distributed to the holders of the Class X-1
                                     Certificates and Class X-2 Certificates
                                     based on an [_] ratio through and including
                                     the Distribution Date in [_]. After the
                                     Distribution Date in [_] all Prepayment
                                     Premium/Yield Maintenance charges remaining
                                     after such payments to the holders of the
                                     Principal Balance Certificates will be
                                     distributed to the Class X-1 Certificates.
                                     For the purposes of the foregoing, the
                                     Class J Certificates and below are the
                                     excluded classes.

                                     The following is an example of the
                                     Prepayment Premium Allocation under (ii)
                                     above based on the information contained
                                     herein and the following assumptions:

                                     Two Classes of Certificates: Class A-2 and
                                     X

                                     The characteristics of the Mortgage Loan
                                     being prepaid are as follows:

                                        -     Loan Balance:  $10,000,000
                                        -     Mortgage Rate:  5.40%
                                        -     Maturity Date:  5 years

                                     The Discount Rate is equal to 3.50%

                                     The Class A-2 Pass-Through Rate is equal to
                                     4.70%



                                                                  CLASS A-2 CERTIFICATES
                                     ---------------------------------------------------------------------------------
                                                                                                            YIELD
                                                                                                          MAINTENANCE
                                                       METHOD                           FRACTION          ALLOCATION
                                     -------------------------------------------- ---------------------- -------------

                                     (Class A-2 Pass-Through Rate - Discount Rate    (4.70%-3.50%)
                                     ---------------------------------------------  ---------------         63.16%
                                            (Mortgage Rate - Discount Rate)          (5.40%-3.50%)




                                                                   CLASS X CERTIFICATES
                                     ---------------------------------------------------------------------------------
                                                                                                           YIELD
                                                                                                         MAINTENANCE
                                                       METHOD                           FRACTION         ALLOCATION
                                     -------------------------------------------- ---------------------- -------------

                                            (1 -Class A-2 YM Allocation)               (1-63.16% )          36.84%


THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-11

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

III. SELLERS               Bear Stearns Commercial Mortgage, Inc. ("BSCMI")
     ------                ------------------------------------------------

                           The Mortgage Pool includes 44 Mortgage Loans,
                           representing 32.6% of the Initial Pool Balance, that
                           were originated by BSCMI and/or its affiliates.

                           BSCMI originates loans secured by retail, office,
                           industrial, multifamily, self-storage and hospitality
                           properties as well as manufactured housing
                           communities located in the United States. BSCMI and
                           its affiliates originate and underwrite loans through
                           four offices located throughout the United States.
                           BSCMI loan origination and underwriting professionals
                           are all full-time BSCMI employees.

                           Wells Fargo Bank, National Association ("WFB")
                           ----------------------------------------------

                           The Mortgage Pool includes 48 Mortgage Loans,
                           representing 25.3% of the Initial Pool Balance, that
                           were originated by WFB.

                           WFB is a national banking association and affiliate
                           of Wells Fargo & Company that provides a full range
                           of banking services to individual, agribusiness, real
                           estate, commercial and small business customers. The
                           loans originated by WFB were originated through its
                           Capital Markets Group.

                           Morgan Stanley Mortgage Capital Inc. ("MSMC")
                           ---------------------------------------------

                           The Mortgage Pool includes 26 Mortgage Loans,
                           representing 22.6% of the Initial Pool Balance, that
                           were originated by or on behalf of MSMC or purchased
                           from a third party.

                           MSMC is a subsidiary of Morgan Stanley & Co.
                           Incorporated and was formed to originate and purchase
                           mortgage loans secured by commercial and multifamily
                           real estate.

                           Principal Commercial Funding, LLC ("PCF")
                           -----------------------------------------

                           The Mortgage Pool includes 38 Mortgage Loans,
                           representing 19.5% of the Initial Pool Balance, that
                           were originated by PCF and/or its affiliates.

                           PCF is a wholly owned subsidiary of Principal Global
                           Investors, LLC, which is a wholly owned subsidiary of
                           Principal Life Insurance Company. PCF was formed as a
                           Delaware limited liability company to originate and
                           acquire loans secured by commercial and multi-family
                           real estate. Each of the PCF loans was originated and
                           underwritten by PCF and/or its affiliates.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-12

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

IV. COLLATERAL DESCRIPTION
    ----------------------

                                TEN LARGEST LOANS
                                -----------------


----- ---------------------------- ------------ ------- ------------- -------------- ---------- -------- -------- -------- -------
                                                                                                                  CUT-OFF
                                                                       CUT-OFF DATE   UNITS/    LOAN PER  CURRENT   DATE    BALLOON
 NO.         PROPERTY NAME             CITY      STATE  PROPERTY TYPE    BALANCE        SF      UNIT/SF    DSCR     LTV       LTV
----- ---------------------------- ------------ ------- ------------- -------------- ---------- -------- -------- -------- -------
 1.   One Buckhead                 Atlanta        GA    Office          $85,000,000    466,229     $182    1.71x   64.6%    64.6%
----- ---------------------------- ------------ ------- ------------- -------------- ---------- -------- -------- -------- -------

 2.   Bristol Group Portfolio -    San Ramon      CA    Self             $5,275,259     77,495      $62    2.17x   56.8%    56.8%
      Extra Space Storage - San                         Storage
      Ramon

      Bristol Group Portfolio -                                          $5,049,782     67,925      $62    2.17x   56.8%    56.8%
      Extra Space Storage - Port   Port                 Self
      Washington                   Washington     NY    Storage

      Bristol Group Portfolio -                                          $4,850,371     58,650      $62    2.17x   56.8%    56.8%
      Extra Space Storage -        Green                Self
      Green Brook                  Brook          NJ    Storage

      Bristol Group Portfolio -                                          $4,656,174     75,060      $62    2.17x   56.8%    56.8%
      Extra Space Storage -                             Self
      Concord                      Concord        CA    Storage

      Bristol Group Portfolio -                                          $4,289,284     70,300      $62    2.17x   56.8%    56.8%
      Extra Space Storage -        Egg                  Self
      Black Horse                  Harbor         NJ    Storage

      Bristol Group Portfolio -                                          $3,792,713     60,020      $62    2.17x   56.8%    56.8%
      Extra Space Storage -        Kings                Self
      Kings Park                   Park           NY    Storage

      Bristol Group Portfolio -                                          $3,584,179     65,969      $62    2.17x   56.8%    56.8%
      Extra Space Storage -                             Self
      Brentwood                    Brentwood      NY    Storage

      Bristol Group Portfolio -                                          $1,666,317     45,075      $62    2.17x   56.8%    56.8%
      Extra Space Storage -                             Self
      Manchester                   Manchester     NH    Storage

      Bristol Group Portfolio -                                          $1,335,921     38,350      $62    2.17x   56.8%    56.8%
      Extra Space Storage -                             Self
      Derry                        Derry          NH    Storage
                                                                         ----------     ------      ---    -----   -----    -----
                        SUBTOTAL:                                       $34,500,000    558,844      $62    2.17X   56.8%    56.8%
----- ---------------------------- ------------ ------- ------------- -------------- ---------- -------- -------- -------- -------
 3.   Adobe                        Seattle        WA    Office          $34,000,000    297,228     $114    2.15x   50.4%    50.4%
      Building
----- ---------------------------- ------------ ------- ------------- -------------- ---------- -------- -------- -------- -------
 4.   Brooks Brothers              New            NY    Mixed           $28,200,000    122,604     $230    2.18x   47.0%    43.6%
      Building                     York                 Use
----- ---------------------------- ------------ ------- ------------- -------------- ---------- -------- -------- -------- -------
 5.   Hilton Del                   Del                                  $27,540,000        257  $107,160   2.15x   66.4%    54.4%
      Mar                          Mar            CA    Hospitality
----- ---------------------------- ------------ ------- ------------- -------------- ---------- -------- -------- -------- -------
 6.   New London                   New                                  $27,365,000    268,411     $102    2.01x   65.0%    65.0%
      Mall                         London         CT    Retail
----- ---------------------------- ------------ ------- ------------- -------------- ---------- -------- -------- -------- -------
 7.   Indian Springs               The                                  $27,000,000    136,624     $198    1.50x   77.6%    71.5%
      Center                       Woodlands      TX    Retail
----- ---------------------------- ------------ ------- ------------- -------------- ---------- -------- -------- -------- -------
 8.   Sherwood Lakes                                                    $24,000,000        576  $41,667    1.92x   63.3%    63.3%
      Apartments                   Schererville   IN    Multifamily
----- ---------------------------- ------------ ------- ------------- -------------- ---------- -------- -------- -------- -------
 9.   Port Covington Shopping      Baltimore      MD    Other           $22,359,674    272,913      $82    1.07x   72.8%    59.7%
      Center
----- ---------------------------- ------------ ------- ------------- -------------- ---------- -------- -------- -------- -------
10.   Lewis Portfolio - Boca       Boca           FL    Self            $11,600,000    138,831      $76    1.72x   79.7%    69.9%
      Storage                      Raton                Storage
      Lewis Portfolio -                                                 $10,400,000    149,921      $76    1.72x   79.7%    69.9%
                                                                        -----------    -------      ---    -----   -----    -----
      Deerfield                    Deerfield            Self
      Storage                      Beach          FL    Storage
                        SUBTOTAL:                                       $22,000,000    288,752      $76    1.72X   79.7%    69.9%
----- ---------------------------- ------------ ------- ------------- -------------- ---------- -------- -------- -------- -------
      TOTAL/WEIGHTED AVERAGES                                          $331,964,674                        1.86X*  63.5%    60.2%
----- ---------------------------- ------------ ------- ------------- -------------- ---------- -------- -------- -------- -------

* The weighted average DSCR after all applicable partial interest only periods is 1.73x

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-13

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

                         PARI PASSU AND COMPANION LOANS
                         ------------------------------



   NO.      PROPERTY NAME       TOTAL A-NOTE BALANCES           TRANSACTION                SPECIAL SERVICER       B-NOTE BALANCE
------- ----------------------- --------------------- --------------------------------- ----------------------- ------------------

  1.    Hinckley Portfolio          $17,500,000                       MSCI 2005-TOP19   ARCap Servicing, Inc.*        NAP

                                    $17,500,000                                   TBD                      TBD
------- ----------------------- --------------------- --------------------------------- ----------------------- ------------------
  2.    JL Holdings Portfolio       $15,000,000                      BSCMSI 2005-PWR8   ARCap Servicing, Inc.*    $29,800,000

                                    $15,000,000                       MSCI 2005-TOP19    ARCap Servicing, Inc.
------- ----------------------- --------------------- --------------------------------- ----------------------- ------------------


* Denotes lead special servicer

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-14

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

CUT-OFF DATE BALANCE ($)
------------------------

----------------------------------------------
                  NO. OF    AGGREGATE
                 MORTGAGE  CUT-OFF DATE   %OF
                  LOANS     BALANCE ($)   POOL
----------------------------------------------
1 - 1,000,000         1         849,186   0.1

1,000,001 -
2,000,000            26      40,301,642   3.3

2,000,001 -
3,000,000            23      60,219,564   4.9

3,000,001 -
4,000,000            21      73,828,840   6.0

4,000,001 -
5,000,000            10      45,597,055   3.7

5,000,001 -
6,000,000            12      66,352,044   5.4

6,000,001 -
7,000,000             9      59,748,373   4.9

7,000,001 -
8,000,000             4      31,500,000   2.6

8,000,001 -
9,000,000             3      25,839,916   2.1

9,000,001 -
10,000,000            5      48,120,878   3.9

10,000,001 -
15,000,000           22     264,663,935  21.5

15,000,001 -
20,000,000           10     181,202,639  14.8

20,000,001 -
30,000,000            7     176,714,674  14.4

30,000,001 <=         3     153,500,000  12.5
-----------------------------------------------
TOTAL:              156   1,228,438,747 100.0
-----------------------------------------------
Min: 849,186 Max: 85,000,000 Average: 7,874,607
-----------------------------------------------

STATE
-----------------------------------------------
                  NO. OF    AGGREGATE
                 MORTGAGE  CUT-OFF DATE   %OF
                  LOANS     BALANCE ($)   POOL
-----------------------------------------------
California -         15     115,223,518   9.4
Southern

California -         14      58,816,864   4.8
Northern

Georgia               5     120,990,291   9.8

New York             12     104,119,625   8.5

Texas                17     102,713,244   8.4

Illinois              9      88,179,919   7.2

Connecticut           5      85,315,000   6.9

Florida              17      80,530,769   6.6

New Jersey            9      68,427,220   5.6

Washington            5      42,222,662   3.4

Maryland              4      39,535,101   3.2

Other                165    322,364,534  26.2
----------------------------------------------
 TOTAL:             277   1,228,438,747 100.0
----------------------------------------------

PROPERTY TYPE
----------------------------------------------
                  NO. OF    AGGREGATE
                 MORTGAGE  CUT-OFF DATE   %OF
                  LOANS     BALANCE ($)   POOL
----------------------------------------------
Retail              181     483,409,094  39.4

Office               20     232,875,601  19.0

Multifamily          21     131,092,022  10.7

Hospitality           9     107,846,281   8.8

Self Storage         20      88,466,904   7.2

Industrial           16      83,544,179   6.8

Mixed Use             4      63,329,395   5.2

Other                 5      33,875,272   2.8

Manufactured          1       4,000,000   0.3
Housing
----------------------------------------------
TOTAL:              277   1,228,438,747 100.0
----------------------------------------------

MORTGAGE RATE (%)
----------------------------------------------
                  NO. OF    AGGREGATE
                 MORTGAGE  CUT-OFF DATE   %OF
                  LOANS     BALANCE ($)   POOL
----------------------------------------------
4.501 - 5.000       9     177,780,978   14.5
5.001 - 5.500      69     673,344,440   54.8
5.501 - 6.000      70     316,556,442   25.8
6.001 - 6.500       8      60,756,888    4.9
----------------------------------------------
TOTAL:            156   1,228,438,747  100.0
----------------------------------------------
 Min: 4.750    Max: 6.360     Wtd Avg: 5.388
----------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
----------------------------------------------
                  NO. OF    AGGREGATE
                 MORTGAGE  CUT-OFF DATE   %OF
                  LOANS     BALANCE ($)   POOL
----------------------------------------------
1 - 60              11     87,476,427     7.1
61 - 120           129  1,000,936,907    81.5
121 - 180           11    114,280,373     9.3
181 - 240            5     25,745,039     2.1
----------------------------------------------
TOTAL:             156  1,228,438,747   100.0
----------------------------------------------
 Min: 60      Max: 240       Wtd Avg: 122
----------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
----------------------------------------------
                  NO. OF    AGGREGATE
                 MORTGAGE  CUT-OFF DATE   %OF
                  LOANS     BALANCE ($)   POOL
----------------------------------------------
1 - 60              14      95,508,927   7.8
61 - 120           126     992,904,407  80.8
121 - 180           11     114,280,373   9.3
181 - 240            5      25,745,039   2.1
---------------------------------------------
 TOTAL:            156   1,228,438,747 100.0
---------------------------------------------
 Min: 56      Max: 240       Wtd Avg:  120
---------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)
----------------------------------------------
                  NO. OF    AGGREGATE
                 MORTGAGE  CUT-OFF DATE   %OF
                  LOANS     BALANCE ($)   POOL
----------------------------------------------
Interest Only       23    372,080,500    30.3
60 - 120             1      1,382,473     0.1
121- 180             5     45,066,313     3.7
181 - 240           11     40,769,668     3.3
241 - 360          116    769,139,793    62.6
------------------------------------------------
 TOTAL:            156  1,228,438,747   100.0
------------------------------------------------
Non Zero Min: 120 Max: 360 Non Zero Wtd Avg: 327
------------------------------------------------

REMAINING AMORTIZATION TERM (MOS)
----------------------------------------------
                  NO. OF    AGGREGATE
                 MORTGAGE  CUT-OFF DATE   %OF
                  LOANS     BALANCE ($)   POOL
----------------------------------------------
Interest Only       23     372,080,500   30.3
60 - 120             1       1,382,473    0.1
121 - 180            5      45,066,313    3.7
181 - 240           11      40,769,668    3.3
241 - 360          116     769,139,793   62.6
------------------------------------------------
 TOTAL:            156   1,228,438,747  100.0
------------------------------------------------
Non Zero Min: 118 Max: 360 Non Zero Wtd Avg: 326
------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-----------------------------------------------
                  NO. OF    AGGREGATE
                 MORTGAGE  CUT-OFF DATE  %OF
                  LOANS     BALANCE ($)  POOL
-----------------------------------------------
20.1 - 30.0         2        2,682,473    0.2
30.1 - 40.0        11       72,703,873    5.9
40.1 - 50.0        19      139,994,318   11.4
50.1 - 60.0        32      205,474,002   16.7
60.1 - 70.0        51      435,433,941   35.4
70.1 - 80.0        41      372,150,141   30.3
----------------------------------------------
TOTAL:            156    1,228,438,747  100.0
----------------------------------------------
 Min: 23.3     Max: 80.0   Wtd Avg:      62.6
----------------------------------------------

 BALLOON LOAN-TO-VALUE RATIO (%)
 ---------------------------------------------
                NO. OF    AGGREGATE
               MORTGAGE  CUT-OFF DATE   %OF
                LOANS     BALANCE ($)   POOL
----------------------------------------------
 0.1 - 10.0         9    58,424,643     4.8
 10.1 - 20.0        2    12,320,405     1.0
 20.1 - 30.0        5    29,073,743     2.4
 30.1 - 40.0       12    81,107,382     6.6
 40.1 - 50.0       37   228,913,342    18.6
 50.1 - 60.0       56   383,015,262    31.2
 60.1 - 70.0       28   327,953,970    26.7
 70.1 - 80.0        7   107,630,000     8.8
 ---------------------------------------------
  TOTAL:          156   1,228,438,747 100.0
 ---------------------------------------------
  Min: 0.3     Max: 75.0   Wtd Avg: 52.7
 ---------------------------------------------

 CURRENT DEBT SERVICE COVERAGE RATIO (X)
----------------------------------------------
                NO. OF    AGGREGATE
               MORTGAGE  CUT-OFF DATE   %OF
                LOANS     BALANCE ($)   POOL
----------------------------------------------
 <= 1.20           5     44,688,978     3.6
 1.21 - 1.30       8     32,087,277     2.6
 1.31 - 1.40      19     94,166,337     7.7
 1.41 - 1.50      19     97,191,375     7.9
 1.51 - 1.60      16    152,966,323    12.5
 1.61 - 1.70      13     76,828,764     6.3
 1.71 - 1.80      16    199,040,599    16.2
 1.81 <=          60    531,469,093    43.3
 --------------------------------------------
  TOTAL:         156  1,228,438,747   100.0
 --------------------------------------------
  Min: 1.07    Max: 3.36     Wtd Avg: 1.85
 --------------------------------------------

 POST PARTIAL IO PERIOD DEBT SERVICE COVERAGE
 RATIO (X)
----------------------------------------------
                NO. OF    AGGREGATE
               MORTGAGE  CUT-OFF DATE   %OF
                LOANS     BALANCE ($)   POOL
----------------------------------------------
 <= 1.20           6     71,688,978     5.8
 1.21 - 1.30      12     70,567,277     5.7
 1.31 - 1.40      27    170,496,337    13.9
 1.41 - 1.50      21    117,853,875     9.6
 1.51 - 1.60      16    147,475,323    12.0
 1.61 - 1.70      12     65,913,764     5.4
 1.71 - 1.80      14    188,728,099    15.4
 1.81 <=          48    395,715,093    32.2
 --------------------------------------------
  TOTAL:         156  1,228,438,747   100.0
 --------------------------------------------
  Min: 1.07    Max: 3.04     Wtd Avg: 1.74
 --------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and
Bear Stearns & Co. Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-15

                          $1,157,803,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP19

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)



-------------------------------------------------------------------------------------------------------------
Prepayment Restrictions            JUL-05           JUL-06          JUL-07          JUL-08          JUL-09
-------------------------------------------------------------------------------------------------------------

Locked Out                         95.56%           93.17%           81.18%           68.90%          67.13%
Greater of YM and 2.00%             2.77%            2.79%            0.00%            0.00%           0.00%
Greater of YM and 1.00%             1.68%            4.04%           18.82%           31.10%          32.87%
Open                                0.00%            0.00%            0.00%            0.00%           0.00%
-------------------------------------------------------------------------------------------------------------
TOTALS                            100.00%          100.00%          100.00%          100.00%         100.00%
-------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,228,438,747   $1,218,397,583   $1,207,198,425   $1,193,915,872   $1,179,485,134
% Initial Pool Balance            100.00%           99.18%           98.27%           97.19%           96.01%
-------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------
Prepayment Restrictions            JUL-10           JUL-11          JUL-12          JUL-13          JUL-14
-------------------------------------------------------------------------------------------------------------

Locked Out                         71.91%           70.00%           72.90%           72.75%          71.43%
Greater of YM and 2.00%             0.00%            0.00%            0.00%            0.00%           0.00%
Greater of YM and 1.00%            28.09%           28.24%           27.10%           27.25%          27.41%
Open                                0.00%            1.76%            0.00%            0.00%           1.16%
-------------------------------------------------------------------------------------------------------------
TOTALS                            100.00%          100.00%          100.00%          100.00%         100.00%
-------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,068,371,867   $1,050,380,242     $986,947,128     $967,725,586     $947,405,420
% Initial Pool Balance             86.97%           85.51%           80.34%           78.78%           77.12%
-------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------
Prepayment Restrictions            JUL-15           JUL-16          JUL-17          JUL-18          JUL-19
-------------------------------------------------------------------------------------------------------------

Locked Out                         77.55%           77.16%           76.71%           76.18%          75.54%
Greater of YM and 2.00%             0.00%            0.00%            0.00%            0.00%           0.00%
Greater of YM and 1.00%            22.45%           22.84%           23.29%           23.82%          24.46%
Open                                0.00%            0.00%            0.00%            0.00%           0.00%
-------------------------------------------------------------------------------------------------------------
TOTALS                            100.00%          100.00%          100.00%          100.00%         100.00%
-------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding     $105,426,765     $100,311,118      $94,881,738     $89, 136,434     $83,056,722
% Initial Pool Balance              8.58%            8.17%            7.72%            7.26%            6.76%
-------------------------------------------------------------------------------------------------------------


Notes:

(1) The analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2) See Appendix II of the Prospectus Supplement for a description of the Yield
    Maintenance.

(3) DEF/YM1 and DEF/YM loans have been modeled as Yield Maintenance.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear Stearns
& Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-16



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                             @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005


                           DISTRIBUTION DATE STATEMENT

================================================================================

     STATEMENT SECTIONS                                               PAGE(S)
     ------------------                                               -------

     Certificate Distribution Detail                                     2
     Certificate Factor Detail                                           3
     Reconciliation Detail                                               4
     Other Required Information                                          5
     Cash Reconciliation                                                 6
     Ratings Detail                                                      7
     Current Mortgage Loan and Property Stratification Tables           8-10
     Mortgage Loan Detail                                                11
     Principal Prepayment Detail                                         12
     Historical Detail                                                   13
     Delinquency Loan Detail                                             14
     Specially Serviced Loan Detail                                    15-16
     Modified Loan Detail                                                17
     Liquidated Loan Detail                                              18
     Historical Bond / Collateral Realized Loss Reconciliation           19

================================================================================

                                    DEPOSITOR
================================================================================

     Morgan Stanley Capital I Inc.
     1585 Broadway
     New York, NY 10036

     Contact:       General Information Number
     Phone Number:  (212) 761-4700

================================================================================

                                 MASTER SERVICER
================================================================================

     Wells Fargo Bank, N.A.
     45 Fremont Street, 2nd Floor
     San Francisco, CA 94105

     Contact:       Matilde Sanchez
     Email: investorreporting@wellsfargo.com

================================================================================

                                SPECIAL SERVICER
================================================================================

     ARCap Servicing, Inc.
     5605 N. MacArthur Blvd.
     Irving, TX 75038

     Contact:       Chris Crouch
     Phone Number:  (972) 580-1688

================================================================================

This report has been compiled from information provided to Wells Fargo Bank,
N.A. by various third parties, which may include the Master Servicer, Special
Servicer and others. Wells Fargo Bank, N.A. has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Wells Fargo Bank, N.A. expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 1 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005


                        CERTIFICATE DISTRIBUTION DETAIL



====================================================================================================================================
                                                                                       Realized
                                                                                         Loss/
                 Pass-                                                                Additional                          Current
                 Through  Original  Beginning   Principal      Interest   Prepayment  Trust Fund    Total      Ending  Subordination
  Class   CUSIP  Rate     Balance    Balance   Distribution  Distribution  Premium     Expenses  Distribution  Balance    Level(1)
------------------------------------------------------------------------------------------------------------------------------------

   A-1           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-2           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-AB          0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-4A          0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-4B          0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-J           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    B            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    C            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    D            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    E            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    F            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    G            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    H            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    J            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    K            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    L            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    M            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    N            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    O            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    P            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   R-I           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   R-II          0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   R-III         0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Totals                      0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
====================================================================================================================================




=======================================================================================================
                                Original  Beginning                                            Ending
                  Pass-Through  Notional   Notional    Interest     Prepayment      Total     Notional
  Class    CUSIP       Rate      Amount     Amount   Distribution     Premium   Distribution   Amount
-------------------------------------------------------------------------------------------------------

  X-1               0.000000       0.00      0.00        0.00         0.00          0.00        0.00
  X-2               0.000000       0.00      0.00        0.00         0.00          0.00        0.00
=======================================================================================================


(1) Calculated by taking (A) the sum of the ending certificate balance of all classes less (B) the sum of (i) the ending balance of the designated class and
(ii) the ending certificate balance of all classes which are not subordinate to the designated class and deviding the result by (A).

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 2 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                              CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                            (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005


                           CERTIFICATE FACTOR DETAIL


=========================================================================================================
                                                                              Realized Loss/
                         Beginning    Principal     Interest    Prepayment   Additional Trust   Ending
  Class        CUSIP      Balance   Distribution  Distribution    Premium     Fund Expenses     Balance
---------------------------------------------------------------------------------------------------------

   A-1                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-2                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-3                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-AB                 0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-4A                 0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-4B                 0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-J                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    B                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    C                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    D                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    E                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    F                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    G                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    H                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    J                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    K                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    L                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    M                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    N                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    O                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    P                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   R-I                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   R-II                 0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   R-III                0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
=========================================================================================================




=========================================================================
                        Beginning                                Ending
                         Notional    Interest     Prepayment    Notional
  Class      CUSIP       Amount    Distribution     Premium      Amount
-------------------------------------------------------------------------

  X-1                 0.00000000   0.00000000    0.00000000   0.00000000
  X-2                 0.00000000   0.00000000    0.00000000   0.00000000
=========================================================================


--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 3 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005


                             RECONCILIATION DETAIL

                         ADVANCE SUMMARY

P&I Advances Outstanding                                         0.00
Master Servicing Advances Outstanding                            0.00
Reimbursements for Interest on P&I
Advances paid from general collections                           0.00
Reimbursements for Interest on Master Servicing
Advances paid from general collections                           0.00

                  MASTER SERVICING FEE SUMMARY

Current Period Accrued Master Servicing Fees                     0.00
Less Master Servicing Fees on Delinquent Payments                0.00
Less Reductions to Master Servicing Fees                         0.00
Plus Master Servicing Fees on Delinquent Payments Received       0.00
Plus Adjustments for Prior Master Servicing Calculation          0.00
Total Master Servicing Fees Collected                            0.00

CERTIFICATE INTEREST RECONCILIATION



-----------------------------------------------------------------------------------------------------------------------------------
            Accrued       Net Aggregate      Distributable      Distributable      Additional                   Remaining Unpaid
Class     Certificate       Prepayment       Certificate     Certificate Interest  Trust Fund     Interest        Distributable
           Interest     Interest Shortfall     Interest           Adjustment        Expenses    Distribution   Certificate Interest
-----------------------------------------------------------------------------------------------------------------------------------

 A-1           0.00             0.00               0.00                0.00             0.00         0.00                0.00
 A-2           0.00             0.00               0.00                0.00             0.00         0.00                0.00
 A-3           0.00             0.00               0.00                0.00             0.00         0.00                0.00
 A-AB          0.00             0.00               0.00                0.00             0.00         0.00                0.00
 A-4A          0.00             0.00               0.00                0.00             0.00         0.00                0.00
 A-4B          0.00             0.00               0.00                0.00             0.00         0.00                0.00
 X-1           0.00             0.00               0.00                0.00             0.00         0.00                0.00
 X-2           0.00             0.00               0.00                0.00             0.00         0.00                0.00
 A-J           0.00             0.00               0.00                0.00             0.00         0.00                0.00
  B            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  C            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  D            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  E            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  F            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  G            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  H            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  J            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  K            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  L            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  M            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  N            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  O            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  P            0.00             0.00               0.00                0.00             0.00         0.00                0.00
 R-I           0.00             0.00               0.00                0.00             0.00         0.00                0.00
 R-II          0.00             0.00               0.00                0.00             0.00         0.00                0.00
 R-III         0.00             0.00               0.00                0.00             0.00         0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
Totals         0.00             0.00               0.00                0.00             0.00         0.00                0.00
===================================================================================================================================


--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 4 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005


                   OTHER REQUIRED INFORMATION

Available Distribution Amount                     0.00

Aggregate Number of Outstanding Loans                0
Aggregate Unpaid Principal Balance of Loans       0.00
Aggregate Stated Principal Balance of Loans       0.00

Aggregate Amount of Master Servicing Fee          0.00
Aggregate Amount of Special Servicing Fee         0.00
Aggregate Amount of Trustee Fee                   0.00
Aggregate Primary Servicing Fee                   0.00
Aggregate Paying Agent Fee                        0.00
Aggregate Trust Fund Expenses                     0.00

Additional Trust Fund Expenses/(Gains)            0.00
     Fees Paid to Special Servicer                0.00
     Interest on Advances                         0.00
     Other Expenses of Trust                      0.00

Appraisal Reduction Amount

 -----------------------------------------------------
               Appraisal    Cumulative     Most Recent
  Loan         Reduction       ASER         App. Red.
 Number        Effected       Amount          Date
 -----------------------------------------------------

 -----------------------------------------------------
 Total
 =====================================================

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 5 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005


                           CASH RECONCILIATION DETAIL


--------------------------------------------------------------------------------------

TOTAL FUNDS COLLECTED

     INTEREST:

        Interest paid or advanced                                       0.00
        Interest reductions due to Non-Recoverability Determinations    0.00
        Interest Adjustments                                            0.00
        Deferred Interest                                               0.00
        Net Prepayment Interest Shortfall                               0.00
        Net Prepayment Interest Excess                                  0.00
        Extension Interest                                              0.00
        Interest Reserve Withdrawal                                     0.00
                                                                               -------
           TOTAL INTEREST COLLECTED                                               0.00

     PRINCIPAL:
        Scheduled Principal                                             0.00
        Unscheduled Principal                                           0.00
           Principal Prepayments                                        0.00
           Collection of Principal after Maturity Date                  0.00
           Recoveries from Liquidation and Insurance Proceeds           0.00
           Excess of Prior Principal Amounts paid                       0.00
           Curtailments                                                 0.00
        Negative Amortization                                           0.00
        Principal Adjustments                                           0.00
                                                                               -------
           TOTAL PRINCIPAL COLLECTED                                              0.00

     OTHER:
        Prepayment Penalties/Yield Maintenance                          0.00
        Repayment Fees                                                  0.00
        Borrower Option Extension Fees                                  0.00
        Equity Payments Received                                        0.00
        Net Swap Counterparty Payments Received                         0.00
                                                                               -------
           TOTAL OTHER COLLECTED:                                                 0.00
                                                                               -------
TOTAL FUNDS COLLECTED                                                             0.00
                                                                               =======

--------------------------------------------------------------------------------------

TOTAL FUNDS DISTRIBUTED

     FEES:

        Master Servicing Fee                                            0.00
        Trustee Fee                                                     0.00
        Certificate Administration Fee                                  0.00
        Insurer Fee                                                     0.00
        Miscellaneous Fee                                               0.00
                                                                               -------
           TOTAL FEES                                                            0.00

     ADDITIONAL TRUST FUND EXPENSES:
        Reimbursement for Interest on Advances                          0.00
        ASER Amount                                                     0.00
        Special Servicing Fee                                           0.00
        Rating Agency Expenses                                          0.00
        Attorney Fees & Expenses                                        0.00
        Bankruptcy Expense                                              0.00
        Taxes Imposed on Trust Fund                                     0.00
        Non-Recoverable Advances                                        0.00
        Other Expenses                                                  0.00
                                                                               -------
           TOTAL ADDITIONAL TRUST FUND EXPENSES                                  0.00

     INTEREST RESERVE DEPOSIT                                                    0.00

     PAYMENTS TO CERTIFICATEHOLDERS & OTHERS:
        Interest Distribution                                           0.00
        Principal Distribution                                          0.00
        Prepayment Penalties/Yield Maintenance                          0.00
        Borrower Option Extension Fees                                  0.00
        Equity Payments Paid                                            0.00
        Net Swap Counterparty Payments Paid                             0.00
                                                                               -------
           TOTAL PAYMENTS TO CERTIFICATEHOLDERS & OTHERS                         0.00
                                                                               -------
TOTAL FUNDS DISTRIBUTED                                                          0.00
                                                                               =======

--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 6 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005


                                 RATINGS DETAIL



------------------------------------------------------------------------------------
                            Original Ratings              Current Ratings (1)
Class        CUSIP     --------------------------    -------------------------------
                          Fitch   Moody's   S&P          Fitch   Moody's   S&P
------------------------------------------------------------------------------------

 A-1
 A-2
 A-3
 A-AB
 A-4A
 A-4B
 X-1
 X-2
 A-J
  B
  C
  D
  E
  F
  G
  H
  J
  K
  L
  M
  N
  O
  P
------------------------------------------------------------------------------------


NR  - Designates that the class was not rated by the above agency at the time of original issuance.
X   - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.
N/A - Data not available this period.

(1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained. Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.



Fitch, Inc.                Moody's Investors Service  Standard & Poor's Rating Services
One State Street Plaza     99 Church Street           55 Water Street
New York, New York 10004   New York, New York 10007   New York, New York 10041
(212) 908-0500             (212) 553-0300             (212) 438-2430


--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 7 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005


            CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                               SCHEDULED BALANCE

--------------------------------------------------------------------------------
                                          % of
   Scheduled     # of      Scheduled      Agg.      WAM              Weighted
    Balance      loans      Balance       Bal.      (2)     WAC     Avg DSCR (1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Totals
================================================================================

                                   STATE (3)

--------------------------------------------------------------------------------
                                          % of
                 # of      Scheduled      Agg.      WAM              Weighted
      State      Props.     Balance       Bal.      (2)     WAC     Avg DSCR (1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Totals
================================================================================

See footnotes on last page of this section.

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 8 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005


--------------------------------------------------------------------------------

            CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES



                          DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------
                                         % of
 Debt Service       # of    Scheduled    Agg.     WAM                 Weighted
Coverage Ratio      loans     Balance    Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

                                    NOTE RATE
--------------------------------------------------------------------------------
                                         % of
     Note           # of    Scheduled    Agg.     WAM                 Weighted
     Rate           loans     Balance    Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

                                PROPERTY TYPE (3)
--------------------------------------------------------------------------------
                                         % of
                    # of    Scheduled    Agg.     WAM                 Weighted
Property Type      Props.    Balance     Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

                                   SEASONING
--------------------------------------------------------------------------------
                                         % of
                    # of    Scheduled    Agg.     WAM                 Weighted
  Seasoning         loans     Balance    Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------


See footnotes on last page of this section.

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                              Page 9 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005


--------------------------------------------------------------------------------

            CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES



               ANTICIPATED REMAINING TERM (ARD AND BALLOON LOANS)
--------------------------------------------------------------------------------
                                           % of
Anticipated Remaining   # of    Scheduled   Agg.     WAM              Weighted
    Term (2)           loans     Balance    Bal.     (2)      WAC    Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------




               REMAINING AMORTIZATION TERM (ARD AND BALLOON LOANS)
--------------------------------------------------------------------------------
                                           % of
Remaining Amortization  # of    Scheduled   Agg.     WAM              Weighted
        Term           loans     Balance    Bal.     (2)      WAC    Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------




                 REMAINING STATED TERM (FULLY AMORTIZING LOANS)
--------------------------------------------------------------------------------
                                         % of
Remaining Stated    # of    Scheduled    Agg.     WAM                 Weighted
    Term            loans    Balance     Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------




                    AGE OF MOST RECENT FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                        % of
   Age of Most      # of    Scheduled    Agg.     WAM                 Weighted
   Recent NOI      loans     Balance     Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------


(1) Debt Service Coverage Ratios are updated periodically as new Financial
Information figures become available from borrowers on an asset level. In all cases the most recent DSCR provided by the Servicer is used. To the extent that no DSCR is provided by the Servicer, information from the offering document is used. The Trustee makes no representations as to the accuracy of the data provided for this calculation.

(2) Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the Anticipated Repayment Date, if applicable, and the maturity date.

(3) Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off Date balance of each property as disclosed in the offering document.

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 10 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005




----------------------------------------------------------------------------------------------------------------
                                               MORTGAGE LOAN DETAIL

----------------------------------------------------------------------------------------------------------------
                                                                                  Anticipated              Neg.
 Loan              Property                      Interest    Principal   Gross     Repayment   Maturity   Amort
Number   ODCR      Type (1)    City     State     Payment     Payment    Coupon       Date       Date     (Y/N)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Totals
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
           Beginning     Ending       Paid     Appraisal    Appraisal     Res.    Mod.
 Loan      Scheduled    Scheduled     Thru     Reduction    Reduction    Strat.   Code
Number      Balance      Balance      Date        Date        Amount      (2)      (3)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Totals
---------------------------------------------------------------------------------------


                   (1) Property Type Code
                   ----------------------

MF  -  Multi-Family                     OF  -  Office
RT  -  Retail                           MU  -  Mixed Use
HC  -  Health Care                      LO  -  Lodging
IN  -  Industrial                       SS  -  Self Storage
WH  -  Warehouse                        OT  -  Other
MH  -  Mobile Home Park

                          (2) Resolution Strategy Code
                          ----------------------------

1 - Modification         6 - DPO                    10 - Deed In Lieu Of
2 - Foreclosure          7 - REO                         Foreclosure
3 - Bankruptcy           8 - Resolved               11 - Full Payoff
4 - Extension            9 - Pending Return         12 - Reps and Warranties
5 - Note Sale                to Master Servicer     13 - Other or TBD

                              (3) Modification Code
                              ---------------------

                            1 - Maturity Date Extension
                            2 - Authorization Change
                            3 - Principal Write-Off
                            4 - Combination

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 11 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005




-----------------------------------------------------------------------------------------------------------------------------

                                                  PRINCIPAL PREPAYMENT DETAIL

-----------------------------------------------------------------------------------------------------------------------------
                                         Principal Prepayment Amount                   Prepayment Penalties
                Offering Document    -------------------------------------   ------------------------------------------------
Loan Number      Cross-Reference     Payoff Amount     Curtailment Amount     Prepayment Premium     Yield Maintenance Charge
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  Totals
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 12 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005




-----------------------------------------------------------------------------------------------------------------------------------

                                                          HISTORICAL DETAIL

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Delinquencies
-----------------------------------------------------------------------------------------------------------------------------------
Distribution        30-59 Days       60-89 Days      90 Days or More       Foreclosure            REO             Modifications
  Date              #   Balance      #   Balance       #   Balance         #   Balance         #   Balance         #   Balance
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                             Prepayments                    Rate and Maturities
---------------   -------------------------------   --------------------------------
Distribution        Curtailments        Payoff       Next Weighted Avg.
  Date              #   Balance      #   Balance     Coupon      Remit          WAM
------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------


Note: Foreclosure and REO Totals are excluded from the delinquencies aging categories.

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 13 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005




----------------------------------------------------------------------------------------------------------------------------------

                                                      DELINQUENCY LOAN DETAIL

----------------------------------------------------------------------------------------------------------------------------------
                   Offering        # of                     Current     Outstanding   Status of    Resolution
                   Document       Months    Paid Through      P&I           P&I        Mortgage     Strategy       Servicing
Loan Number    Cross-Reference    Delinq.       Date        Advances     Advances      Loan (1)     Code (2)     Transfer Date
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  Totals
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                              Actual      Outstanding
             Foreclosure       Loan        Servicing    Bankruptcy    REO
Loan Number     Date         Balance       Advances        Date       Date
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
  Totals
----------------------------------------------------------------------------------


                          (1) Status of Mortgage Loan
                          ---------------------------

A  -  Payments Not Received               2  -  Two Months Delinquent
      But Still in Grace Period           3  -  Three or More Months Delinquent
B  -  Late Payment But Less               4  -  Assumed Scheduled Payment
      Than 1 Month Delinquent                   (Performing Matured Loan)
0  -  Current                             7  -  Foreclosure
1  -  One Month Delinquent                9  -  REO

                          (2) Resolution Strategy Code
                          ----------------------------

1 - Modification         6 - DPO                   10 - Deed In Lieu Of
2 - Foreclosure          7 - REO                        Foreclosure
3 - Bankruptcy           8 - Resolved              11 - Full Payoff
4 - Extension            9 - Pending Return        12 - Reps and Warranties
5 - Note Sale                to Master Servicer    13 - Other or TBD

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 14 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005




-----------------------------------------------------------------------------------------------------------------------------

                                            SPECIALLY SERVICED LOAN DETAIL - PART 1

-----------------------------------------------------------------------------------------------------------------------------
                          Offering     Servicing  Resolution                                                        Net
Distribution    Loan      Document      Transfer   Strategy     Scheduled   Property          Interest  Actual   Operating
   Date        Number  Cross-Reference    Date      Code (1)     Balance    Type (2)   State    Rate    Balance   Income
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                         Remaining
Distribution   NOI                 Note     Maturity   Amortization
   Date       Date       DSCR      Date       Date         Term
--------------------------------------------------------------------

--------------------------------------------------------------------


                          (1) Resolution Strategy Code
                          ----------------------------

1 - Modification         6 - DPO                  10 - Deed In Lieu Of
2 - Foreclosure          7 - REO                       Foreclosure
3 - Bankruptcy           8 - Resolved             11 - Full Payoff
4 - Extension            9 - Pending Return       12 - Reps and Warranties
5 - Note Sale                to Master Servicer   13 - Other or TBD

              (2) Property Type Code
              ----------------------

MF - Multi-Family             OF - Office
RT - Retail                   MU - Mixed use
HC - Health Care              LO - Lodging
IN - Industrial               SS - Self Storage
WH - Warehouse                OT - Other
MH - Mobile Home Park

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 15 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005




------------------------------------------------------------------------------------------------------------------------------------

                                               SPECIALLY SERVICED LOAN DETAIL - PART 2

------------------------------------------------------------------------------------------------------------------------------------
                         Offering      Resolution     Site
Distribution   Loan       Document      Strategy   Inspection                Appraisal  Appraisal     Other REO
    Date      Number  Cross-Reference   Code (1)      Date     Phase 1 Date     Date      Value    Property Revenue     Comment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                          (1) Resolution Strategy Code
                          ----------------------------

1 - Modification         6 - DPO                    10 - Deed In Lieu Of
2 - Foreclosure          7 - REO                         Foreclosure
3 - Bankruptcy           8 - Resolved               11 - Full Payoff
4 - Extension            9 - Pending Return         12 - Reps and Warranties
5 - Note Sale                to Master Servicer     13 - Other or TBD

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 16 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005




------------------------------------------------------------------------------------------------------------------------------------

                                                        MODIFIED LOAN DETAIL

------------------------------------------------------------------------------------------------------------------------------------
                   Offering
 Loan              Document      Pre-Modification
Number         Cross-Reference        Balance           Modification Date                       Modification Description
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Totals
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 17 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005




-------------------------------------------------------------------------------------------------

                                      LIQUIDATED LOAN DETAIL

-------------------------------------------------------------------------------------------------
       Final Recovery     Offering                                               Gross Proceeds
 Loan  Determination      Document      Appraisal  Appraisal  Actual    Gross       as a % of
Number     Date       Cross-Reference     Date      Value    Balance  Proceeds   Actual Balance
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  Current Total
-------------------------------------------------------------------------------------------------
Cumulative Total
-------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------
         Aggregate        Net       Net Proceeds               Repurchased
 Loan   Liquidation   Liquidation    as a % of       Realized   by Seller
Number   Expenses*     Proceeds    Actual Balance      Loss       (Y/N)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
  Current Total
---------------------------------------------------------------------------
Cumulative Total
---------------------------------------------------------------------------


* Aggregate liquidation expenses also include outstanding P & I advances and unpaid fees (servicing, trustee, etc.).

--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 18 of 19



                                                                                          -----------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO]                                                                               CTSLink Customer Service
                                               MORGAN STANLEY CAPITAL I INC.                          (301) 815-6600
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Reports Available on the World Wide Web
CORPORATE TRUST SERVICES                            SERIES 2005-TOP19                              @ www.ctslink.com/cmbs
9062 OLD ANNAPOLIS ROAD                                                                   -----------------------------------------
COLUMBIA, MD 21045-1951                                                                            PAYMENT DATE: 08/12/2005
                                                                                                   RECORD DATE:  07/29/2005




-------------------------------------------------------------------------------------------------

                  BOND/COLLATERAL REALIZED LOSS RECONCILIATION

------------------------------------------------------------------------------------------------------------------------------
                                Beginning                                               Amounts
                               Balance of      Aggregate    Prior Realized         Covered by Over-       Interest (Shortage)/
Distribution   Prospectus      the Loan at  Realized Loss    Loss Applied       collateralization and      Excesses applied to
   Date           Id           Liquidation     on Loans     to Certificates      other Credit Support     other Credit Support
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
  Current Total
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total
------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                    Modification            Additional
                    Adjustments/           (Recoveries)/         Current Realized      Reciveries of       (Recoveries)/Realized
Distribution     Appraisal Reduction   Expenses applied to       Loss Appiled to      Realized Losses          Loss Applied to
    Date            Adjustment            Realized Losses         Certificates         Paid as Cash        Certificate Interest
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  Current Total
--------------------------------------------------------------------------------------------------------------------------------
Cumulative Total
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Copyright 2005, Wells Fargo Bank, N.A.                             Page 19 of 19

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   SCHEDULE A

                      Class A-AB Planned Principal Balance

 DISTRIBUTION
    DATE                  BALANCE
    ----                  -------
 07/12/2005            $84,100,000.00
 08/12/2005            $84,100,000.00
 09/12/2005            $84,100,000.00
 10/12/2005            $84,100,000.00
 11/12/2005            $84,100,000.00
 12/12/2005            $84,100,000.00
 01/12/2006            $84,100,000.00
 02/12/2006            $84,100,000.00
 03/12/2006            $84,100,000.00
 04/12/2006            $84,100,000.00
 05/12/2006            $84,100,000.00
 06/12/2006            $84,100,000.00
 07/12/2006            $84,100,000.00
 08/12/2006            $84,100,000.00
 09/12/2006            $84,100,000.00
 10/12/2006            $84,100,000.00
 11/12/2006            $84,100,000.00
 12/12/2006            $84,100,000.00
 01/12/2007            $84,100,000.00
 02/12/2007            $84,100,000.00
 03/12/2007            $84,100,000.00
 04/12/2007            $84,100,000.00
 05/12/2007            $84,100,000.00
 06/12/2007            $84,100,000.00
 07/12/2007            $84,100,000.00
 08/12/2007            $84,100,000.00
 09/12/2007            $84,100,000.00
 10/12/2007            $84,100,000.00
 11/12/2007            $84,100,000.00
 12/12/2007            $84,100,000.00
 01/12/2008            $84,100,000.00
 02/12/2008            $84,100,000.00
 03/12/2008            $84,100,000.00
 04/12/2008            $84,100,000.00
 05/12/2008            $84,100,000.00
 06/12/2008            $84,100,000.00
 07/12/2008            $84,100,000.00
 08/12/2008            $84,100,000.00
 09/12/2008            $84,100,000.00
 10/12/2008            $84,100,000.00
 11/12/2008            $84,100,000.00
 12/12/2008            $84,100,000.00
 01/12/2009            $84,100,000.00
 02/12/2009            $84,100,000.00
 03/12/2009            $84,100,000.00
 04/12/2009            $84,100,000.00
 05/12/2009            $84,100,000.00
 06/12/2009            $84,100,000.00
 07/12/2009            $84,100,000.00
 08/12/2009            $84,100,000.00
 09/12/2009            $84,100,000.00
 10/12/2009            $84,100,000.00
 11/12/2009            $84,100,000.00
 12/12/2009            $84,100,000.00
 01/12/2010            $84,100,000.00
 02/12/2010            $84,100,000.00
 03/12/2010            $84,100,000.00
 04/12/2010            $84,100,000.00
 05/12/2010            $84,100,000.00
 06/12/2010            $84,100,000.00
 07/12/2010            $84,033,119.51
 08/12/2010            $82,638,000.00
 09/12/2010            $81,236,000.00
 10/12/2010            $79,713,000.00
 11/12/2010            $78,298,000.00
 12/12/2010            $76,762,000.00
 01/12/2011            $75,333,000.00
 02/12/2011            $73,897,000.00
 03/12/2011            $72,113,000.00
 04/12/2011            $70,662,000.00
 05/12/2011            $69,091,000.00
 06/12/2011            $67,626,000.00
 07/12/2011            $66,041,000.00
 08/12/2011            $64,561,000.00
 09/12/2011            $63,075,000.00
 10/12/2011            $62,075,000.00
 11/12/2011            $61,075,000.00
 12/12/2011            $60,075,000.00
 01/12/2012            $59,075,000.00
 02/12/2012            $57,999,000.00
 03/12/2012            $56,314,000.00
 04/12/2012            $54,839,000.00
 05/12/2012            $53,249,000.00
 06/12/2012            $50,474,000.00
 07/12/2012            $47,309,000.00
 08/12/2012            $45,808,000.00
 09/12/2012            $44,302,000.00
 10/12/2012            $42,682,000.00
 11/12/2012            $41,160,000.00
 12/12/2012            $39,526,000.00
 01/12/2013            $37,990,000.00
 02/12/2013            $36,446,000.00
 03/12/2013            $34,579,000.00
 04/12/2013            $33,020,000.00

                                      A-1

 DISTRIBUTION
    DATE                  BALANCE
    ----                  -------
 05/12/2013            $31,348,000.00
 06/12/2013            $29,773,000.00
 07/12/2013            $28,086,000.00
 08/12/2013            $26,496,000.00
 09/12/2013            $24,898,000.00
 10/12/2013            $23,189,000.00
 11/12/2013            $21,576,000.00
 12/12/2013            $19,851,000.00
 01/12/2014            $18,222,000.00
 02/12/2014            $16,585,000.00
 03/12/2014            $14,633,000.00
 04/12/2014            $12,979,000.00
 05/12/2014            $11,216,000.00
 06/12/2014             $9,545,000.00
 07/12/2014             $7,766,000.00
 08/12/2014             $3,226,000.00
 09/12/2014             $1,540,000.00
 10/12/2014                     $0.00

                                      A-2

                                   SCHEDULE B

            Rates Used in Determination of Class X Pass-Through Rates

                                      B-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                         MORGAN STANLEY CAPITAL I INC.,
                                    DEPOSITOR

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                     (ISSUABLE IN SERIES BY SEPARATE TRUSTS)
                                 ---------------

         Morgan Stanley Capital I Inc. will periodically offer certificates in one or more series and each series of certificates will represent beneficial ownership interests in a different trust fund.

         EACH TRUST FUND WILL CONSIST PRIMARILY OF ONE OR MORE SEGREGATED POOLS
OF:

         1) multifamily or commercial mortgage loans;

         2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

         3) direct obligations of the United States or other governmental agencies; or

         4) any combination of the 1-3, above, as well as other property as described in the accompanying prospectus supplement.

     The certificates of any series may consist of one or more classes. A given class may:

         o   provide for the accrual of interest based on fixed, variable or adjustable rates;

         o   be senior or subordinate to one or more other classes in respect of distributions;

         o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

         o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

         o   provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes;

         o   provide for sequential distributions of principal;

         o   provide for distributions based on a combination of any of the foregoing characteristics; or any combination of the above.

     INVESTING IN THE CERTIFICATES OFFERED TO YOU INVOLVES RISKS. SEE "RISK
FACTORS" BEGINNING ON PAGE 9 IN THIS PROSPECTUS AND ON PAGE S-31 OF THE RELATED
PROSPECTUS SUPPLEMENT.

     This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series. The information in this prospectus is not complete and may be changed. This prospectus is not an offer to sell these securities in any state where the offer or sale is not permitted.

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates to be offered to you or determined if this prospectus or the accompanying prospectus supplement are truthful or complete. Any representation to the contrary is a criminal offense.

                   -------------------------------------------

                                 MORGAN STANLEY
                   The date of this Prospectus is June 7, 2005

    IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE
                       ACCOMPANYING PROSPECTUS SUPPLEMENT

     Information about the certificates being offered to you is contained in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates; and (b) the accompanying prospectus supplement, which describes the specific terms of your series of certificates, including:

         o   the timing of interest and principal payments;

         o   applicable interest rates;

         o   information about the trust fund's assets;

         o   information about any credit support or cash flow agreement;

         o   the rating for each class of certificates;

         o   information regarding the nature of any subordination;

         o   any circumstance in which the trust fund may be subject to early termination;

         o   whether any elections will be made to treat the trust fund or a designated portion thereof as a "real estate mortgage investment conduit" for federal income tax purposes;

         o   the aggregate principal amount of each class of certificates;

         o   information regarding any master servicer, sub-servicer or special servicer; and

         o   whether the certificates will be initially issued in definitive or book entry form.

     IF THE TERMS OF THE CERTIFICATES OFFERED TO YOU VARY BETWEEN THIS
PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE
INFORMATION IN THE PROSPECTUS SUPPLEMENT. Further, you should rely only on the information contained in this prospectus and the accompanying prospectus supplement. Morgan Stanley Capital I Inc. has not authorized anyone to provide you with information that is different.

     Distributions on the certificates will be made only from the assets of the related trust fund. The certificates of each series will not be an obligation of
Morgan Stanley Capital I Inc. or any of its affiliates. Neither the certificates nor any assets in the related trust fund will be insured or guaranteed by any governmental agency or instrumentality or any other person unless the related prospectus supplement so provides.

     This prospectus and the accompanying prospectus supplement include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus and the prospectus supplement identify the pages where these sections are located.

     Morgan Stanley Capital I Inc.'s principal executive office is located at
1585 Broadway, 37th Floor, New York, New York 10036, and the telephone number is
(212) 761-4000.

                    ----------------------------------------

     Until 90 days after the date of each prospectus supplement, all dealers that buy, sell or trade the certificates offered by that prospectus supplement, whether or not participating in the offering, may be required to deliver a prospectus supplement and this prospectus. This is in addition to the dealers'
obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



                                      -i-



                                      -ii-

                              SUMMARY OF PROSPECTUS

This summary highlights selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF AN OFFERING OF CERTIFICATES, READ
THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT CAREFULLY.

                                WHAT YOU WILL OWN



TITLE OF CERTIFICATES..................... Mortgage Pass-Through Certificates, issuable in series.

MORTGAGE POOL............................. Each trust fund will consist primarily of one or more segregated pools of:

                                           (1) multifamily or commercial mortgage loans;

                                           (2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

                                           (3) direct obligations of the United States or other governmental agencies; or

                                           (4) any combination of 1-3 above, as well as other property as described in the accompanying prospectus supplement.

                                           as to some or all of the mortgage loans, assignments of the leases of the related mortgaged properties or assignments of the rental payments due under those leases.

                                           Each trust fund for a series of certificates may also include:

                                           o   letters of credit, insurance policies, guarantees, reserve funds or other types of credit support; and

                                           o   currency or interest rate exchange agreements and other
                                               financial assets.

                           RELEVANT PARTIES AND DATES

ISSUER.................................... Morgan Stanley Capital I 200__-__ Trust.

DEPOSITOR................................. Morgan Stanley Capital I Inc., a wholly-owned subsidiary of Morgan
                                           Stanley.

MASTER SERVICER........................... The master servicer, if any, for each series of certificates will be named in the related prospectus supplement. The master servicer may be an affiliate of Morgan Stanley Capital I Inc.

SPECIAL SERVICER.......................... The special servicer, if any, for each series of certificates will be named, or the circumstances in accordance with which a special servicer will be appointed will be described, in the related prospectus supplement. The special servicer may be an affiliate of
                                           Morgan Stanley Capital I Inc.

TRUSTEE................................... The trustee for each series of certificates will be named in the related prospectus supplement.

ORIGINATOR................................ The originator or originators of the mortgage loans will be named in the related prospectus supplement. An originator may be an affiliate of Morgan Stanley Capital I Inc. Morgan Stanley Capital I
                                           Inc. will purchase the

                                           mortgage loans or the mortgage backed securities or both, on or before the issuance of the related series of certificates.

                       INFORMATION ABOUT THE MORTGAGE POOL

THE TRUST FUND ASSETS..................... Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund consisting primarily of:

        (A)  MORTGAGE ASSETS.............. The mortgage loans and the mortgage backed securities, or one or the other, with respect to each series of certificates will consist of a pool of:

                                           o   multifamily or commercial mortgage loans or both;

                                           o   mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by mortgage loans; or

                                           o   a combination of mortgage loans and mortgage backed securities.

                                           The mortgage loans will not be guaranteed or insured by:

                                           o   Morgan Stanley Capital I Inc. or any of its affiliates; or

                                           o   unless the prospectus supplement so provides, any governmental agency or instrumentality or other person.

                                           The mortgage loans will be secured by first liens or junior liens on, or security interests in:

                                           o   residential properties consisting of five or more rental or cooperatively-owned dwelling units; or

                                           o   office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health-care related facilities, mobile home parks, warehouse facilities,
                                               mini-warehouse facilities or self-storage facilities,
                                               industrial plants, congregate care facilities, mixed use
                                               commercial properties or other types of commercial properties.

                                           Unless otherwise provided in the prospectus supplement, the mortgage loans:

                                           o   will be secured by properties located in any of the fifty
                                               states, the District of Columbia or the Commonwealth of Puerto
                                               Rico;

                                           o   will have individual principal balances at origination of at least $25,000;

                                           o   will have original terms to maturity of not more than 40 years;
                                               and

                                           o   will be originated by persons other than Morgan Stanley Capital
                                               I Inc.

                                           Each mortgage loan may provide for the following payment terms:

                                           o   Each mortgage loan may provide for no accrual of interest or for accrual of interest at a fixed or adjustable rate or at a rate that may be converted from adjustable to fixed, or vice versa, from time to

                                                     -2-

                                               time at the borrower's election. Adjustable
                                               mortgage rates may be based on one or more indices.

                                           o   Each mortgage loan may provide for scheduled payments to
                                               maturity or payments that adjust from time to time to
                                               accommodate changes in the interest rate or to reflect the occurrence of certain events.

                                           o   Each mortgage loan may provide for negative amortization or accelerated amortization.

                                           o   Each mortgage loan may be fully amortizing or require a balloon payment due on the loan's stated maturity date.

                                           o   Each mortgage loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment.

                                           o   Each mortgage loan may provide for payments of principal,
                                               interest or both, on due dates that occur monthly, quarterly, semi-annually or at another interval as specified in the
                                               related prospectus supplement.

         (B) GOVERNMENT SECURITIES........ If the related prospectus supplement so specifies, the trust fund may include direct obligations of the United States, agencies of the United States or agencies created by government entities which provide for payment of interest or principal or both.

         (C) COLLECTION ACCOUNTS.......... Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders. The person(s)
                                           designated in the related prospectus supplement will, to the extent described in this prospectus and the prospectus supplement, deposit into this account all payments and collections received or advanced with respect to the trust fund's assets. The collection account may be either interest bearing or non-interest bearing, and funds may be held in the account as cash or invested in short-term,
                                           investment grade obligations.

         (D) CREDIT SUPPORT............... If the related prospectus supplement so specifies, one or more classes of certificates may be provided with partial or full protection against certain defaults and losses on a trust fund's mortgage loans and mortgage backed securities.

                                           This protection may be provided by one or more of the following means:

                                           o   subordination of one or more other classes of certificates,

                                           o   letter of credit,

                                           o   insurance policy,

                                           o   guarantee,

                                           o   reserve fund or

                                           o   another type of credit support, or a combination thereof.

                                           The related prospectus supplement will describe the amount and types of credit support, the entity providing the credit support, if applicable, and

                                                     -3-

                                           related information. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any similar forms of credit support applicable to those mortgage backed securities.

         (E) CASH FLOW AGREEMENTS......... If the related prospectus supplement so provides, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the collection accounts will be invested at a specified rate. The trust fund also may include agreements designed to reduce the effects of interest rate or currency exchange rate fluctuations on the trust fund's assets or on one or more classes of certificates.

                                           Agreements of this sort may include:

                                           o   interest rate exchange agreements,

                                           o   interest rate cap or floor agreements,

                                           o   currency exchange agreements or similar agreements. Currency exchange agreements might be included in a trust fund if some or all of the mortgage loans or mortgage backed securities, such as mortgage loans secured by mortgaged properties located outside the United States, are denominated in a non-United
                                               States currency.

                                           The related prospectus supplement will describe the principal terms of any guaranteed investment contract or other agreement and provide information with respect to the obligor. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any guaranteed investment contract or other agreements applicable to those mortgage backed securities.

DISTRIBUTIONS ON CERTIFICATES............  Each series of certificates will have the following characteristics:

                                           o   if the certificates evidence an interest in a trust fund that includes mortgage loans, the certificates will be issued
                                               pursuant to a pooling agreement;

                                           o   if the certificates evidence an interest in a trust fund that does not include mortgage loans, the certificates will be
                                               issued pursuant to a trust agreement;

                                           o   each series of certificates will include one or more classes of certificates;

                                           o   each series of certificates, including any class or classes not offered by this prospectus, will represent, in the aggregate, the entire beneficial ownership interest in the related trust fund;

                                           o   each class of certificates being offered to you, other than certain stripped interest certificates, will have a stated
                                               principal amount;

                                           o   each class of certificates being offered to you, other than certain stripped principal certificates, will accrue interest based on a fixed, variable or adjustable interest rate.

                                           The related prospectus supplement will specify the principal amount, if any, and the interest rate, if any, for each class of certificates. In the case of a variable or adjustable interest rate, the related prospectus supplement will specify the method for determining the rate.

                                                     -4-

                                           The certificates will not be guaranteed or insured by Morgan
                                           Stanley Capital I Inc. or any of its affiliates. The certificates also will not be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless the related prospectus supplement so provides.

         (A) INTEREST..................... Each class of certificates offered to you, other than stripped principal certificates and certain classes of stripped interest certificates, will accrue interest at the rate indicated in the prospectus supplement. Interest will be distributed to you as provided in the related prospectus supplement.

                                           Interest distributions:

                                           o   on stripped interest certificates may be made on the basis of the notional amount for that class, as described in the related prospectus supplement;

                                           o   may be reduced to the extent of certain delinquencies, losses, prepayment interest shortfalls, and other contingencies
                                               described in this prospectus and the related prospectus
                                               supplement.

         (B) PRINCIPAL.................... The certificates of each series initially will have an aggregate principal balance no greater than the outstanding principal balance of the trust fund's assets as of the close of business on the first day of the month during which the trust fund is formed, after application of scheduled payments due on or before that date, whether or not received. The related prospectus supplement may provide that the principal balance of the trust fund's assets will be determined as of a different date. The principal balance of a certificate at a given time represents the maximum amount that the holder is then entitled to receive of principal from future cash flow on the assets in the related trust fund.

                                           Unless the prospectus supplement provides otherwise, distributions of principal:

                                           o   will be made on each distribution date to the holders of the class or classes of certificates entitled to principal
                                               distributions, until the principal balances of those
                                               certificates have been reduced to zero; and

                                           o   will be made on a pro rata basis among all of the certificates of a given class or by random selection, as described in the prospectus supplement or otherwise established by the trustee.

                                           Stripped interest or interest-only certificates will not have a principal balance and will not receive distributions of principal.

ADVANCES.................................. Unless the related prospectus supplement otherwise provides, if a scheduled payment on a mortgage loan is delinquent and the master servicer determines that an advance would be recoverable, the master servicer will, in most cases, be required to advance the shortfall. Neither Morgan Stanley Capital I Inc. nor any of its
                                           affiliates will have any responsibility to make those advances.

                                                     -5-

                                           The master servicer:

                                           o   will be reimbursed for advances from subsequent recoveries from the delinquent mortgage loan or from other sources, as
                                               described in this prospectus and the related prospectus
                                               supplement; and

                                           o   will be entitled to interest on advances, if specified in the related prospectus supplement.

                                           If a particular trust fund includes mortgage backed securities, the prospectus supplement will describe any advance obligations applicable to those mortgage backed securities.

TERMINATION............................... The related prospectus supplement may provide for the optional early termination of the series of certificates through repurchase of the trust fund's assets by a specified party, under specified circumstances.

                                           The related prospectus supplement may provide for the early termination of the series of certificates in various ways
                                           including:

                                           o   optional early termination where a party identified in the prospectus supplement could repurchase the trust fund assets pursuant to circumstances specified in the prospectus
                                               supplement;

                                           o   termination through the solicitation of bids for the sale of all or a portion of the trust fund assets in the event the principal amount of a specified class or classes declines by a specified percentage amount on or after a specified date.

REGISTRATION OF CERTIFICATES.............. If the related prospectus supplement so provides, one or more classes of the certificates being offered to you will initially be represented by one or more certificates registered in the name of
                                           Cede & Co., as the nominee of Depository Trust Company. If the certificate you purchase is registered in the name of Cede & Co., you will not be entitled to receive a definitive certificate, except under the limited circumstances described in this
                                           prospectus.

TAX STATUS OF THE CERTIFICATES............ The certificates of each series will constitute either:

                                           o   regular interests and residual interests in a trust treated as a real estate mortgage investment conduit--known as a
                                               REMIC--undeR Sections 860A through 860G of the Internal Revenue
                                               Code; or

                                           o   interests in a trust treated as a grantor trust under
                                               applicable provisions of the Internal Revenue Code.

         (A) REMIC........................ The regular certificates of the REMIC generally will be treated as debt obligations of the applicable REMIC for federal income tax purposes. Some of the regular certificates of the REMIC may be issued with original issue discount for federal income tax purposes.

                                           A portion or, in certain cases, all of the income from REMIC residual certificates:

                                           o   may not be offset by any losses from other activities of the holder of those certificates;

                                                     -6-

                                           o   may be treated as unrelated business taxable income for holders of the residual certificates of the REMIC that are subject to tax on unrelated business taxable income, as defined in Section
                                               511 of the Internal Revenue Code; and

                                           o   may be subject to U.S. withholding tax.

                                           To the extent described in this prospectus and the related prospectus supplement, the certificates offered to you will be treated as:

                                           o   assets described in section 7701(a)(19)(C) of the Internal
                                               Revenue Code; and

                                           o   "real estate assets" within the meaning of sections
                                               856(c)(4)(A) and 856(c)(5)(B) of the Internal Revenue Code.

         (B) GRANTOR TRUST................ If no election is made to treat the trust fund relating to a series of certificates as a REMIC, the trust fund will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes. If the trust fund is a grantor trust, you will be treated as an owner of an undivided pro rata interest in the mortgage pool or pool of securities and any other assets held by the trust fund. In certain cases the certificates may represent interests in a portion of a trust fund as to which one or more REMIC elections, as described above, are also made.

                                           Investors are advised to consult their tax advisors and to review
                                           "Federal Income Tax Consequences" in this prospectus and the related prospectus supplement.

ERISA CONSIDERATIONS...................... If you are subject to Title I of the Employee Retirement Income
                                           Security Act of 1974, as amended--also known as ERISA, or Section
                                           4975 of the Internal Revenue Code, you should carefully review with your legal advisors whether the purchase or holding of certificates could give rise to a transaction that is prohibited or is not otherwise permissible under either statute.

                                           In general, the related prospectus supplement will specify that some of the classes of certificates may not be transferred unless the trustee and Morgan Stanley Capital I Inc. receive a letter of representations or an opinion of counsel to the effect that:

                                           o   the transfer will not result in a violation of the prohibited transaction provisions of ERISA or the Internal Revenue Code;

                                           o   the transfer will not cause the assets of the trust fund to be deemed "plan assets" for purposes of ERISA or the Internal
                                               Revenue Code; and

                                           o   the transfer will not subject any of the trustee, Morgan
                                               Stanley Capital I Inc. or any servicer to additional
                                               obligations.

LEGAL INVESTMENT.......................... The related prospectus supplement will specify whether any classes of the offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
                                           Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory

                                                     -7-

                                           authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and the sale of the offered certificates.

RATING.................................... At the date of issuance, each class of certificates of each series that are offered to you will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies.


                                                     -8-

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. In particular, the timing and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider the risk factors relating to the mortgage loans and the mortgaged properties.

     The risks and uncertainties described below under Risk Factors, together with those described in the related prospectus supplement under Risk Factors, summarize the material risks relating to your certificates.

THE LACK OF A SECONDARY MARKET
MAY MAKE IT DIFFICULT FOR YOU
TO RESELL YOUR CERTIFICATES        Secondary market considerations may make your
                                   certificates difficult to resell or less
                                   valuable than you anticipated for a variety
                                   of reasons, including:

                                   o  there may not be a secondary market for
                                      the certificates;

                                   o  if a secondary market develops, we cannot
                                      assure you that it will continue or will
                                      provide you with the liquidity of
                                      investment you may have anticipated. Lack
                                      of liquidity could result in a substantial
                                      decrease in the market value of your
                                      certificates;

                                   o  the market value of your certificates will
                                      fluctuate with changes in interest rates;

                                   o  the secondary market for certificates
                                      backed by residential mortgages may be
                                      more liquid than the secondary market for
                                      certificates backed by multifamily and
                                      commercial mortgages so if your liquidity
                                      assumptions were based on the secondary
                                      market for certificates backed by
                                      residential mortgages, your assumptions
                                      may not be correct;

                                   o  certificateholders have no redemption
                                      rights; and

                                   o  secondary market purchasers are limited to
                                      this prospectus, the related prospectus
                                      supplement and to the reports delivered to
                                      certificateholders for information
                                      concerning the certificates.

                                   Morgan Stanley & Co. Incorporated currently
                                   expects to make a secondary market in your
                                   certificates, but it has no obligation to do
                                   so.

THE TRUST FUND'S ASSETS MAY
BE INSUFFICIENT TO ALLOW
FOR REPAYMENT IN FULL ON
YOUR CERTIFICATES                  Unless the related prospectus supplement so
                                   specifies, the sole source of payment on your
                                   certificates will be proceeds from the assets
                                   included in the trust fund for each series of
                                   certificates and any form of credit
                                   enhancement specified in the related
                                   prospectus supplement. You will not have any
                                   claim against, or security interest in, the
                                   trust fund for any other series. In addition,
                                   in general, there is no recourse to Morgan
                                   Stanley Capital I Inc. or any other entity,
                                   and neither the certificates nor the
                                   underlying mortgage loans are guaranteed or
                                   insured by any governmental agency or
                                   instrumentality or any other entity.
                                   Therefore, if the trust fund's assets are
                                   insufficient to pay you your

                                      -9-

                                   expected return, in most situations you will
                                   not receive payment from any other source.
                                   Exceptions include:

                                   o   loan repurchase obligations in connection
                                       with a breach of certain of the
                                       representations and warranties; and

                                   o   advances on delinquent loans, to the
                                       extent the master servicer deems the
                                       advance will be recoverable.

                                   Because some of the representations and
                                   warranties with respect to the mortgage loans
                                   or mortgage backed securities may have been
                                   made or assigned in connection with transfers
                                   of the mortgage loans or mortgage backed
                                   securities prior to the closing date, the
                                   rights of the trustee and the
                                   certificateholders with respect to those
                                   representations or warranties will be limited
                                   to their rights as assignees. Unless the
                                   related prospectus supplement so specifies,
                                   neither Morgan Stanley Capital I Inc., the
                                   master servicer nor any affiliate thereof
                                   will have any obligation with respect to
                                   representations or warranties made by any
                                   other entity.

                                   There may be accounts, as described in the
                                   related prospectus supplement, maintained as
                                   credit support. The amounts in these accounts
                                   may be withdrawn, under conditions described
                                   in the related prospectus supplement. Any
                                   withdrawn amounts will not be available for
                                   the future payment of principal or interest
                                   on the certificates.

                                   If a series of certificates consists of one
                                   or more classes of subordinate certificates,
                                   the amount of any losses or shortfalls in
                                   collections of assets on any distribution
                                   date will be borne first by one or more
                                   classes of the subordinate certificates, as
                                   described in the related prospectus
                                   supplement. Thereafter, those losses or
                                   shortfalls will be borne by the remaining
                                   classes of certificates, in the priority and
                                   manner and subject to the limitations
                                   specified in the related prospectus
                                   supplement.

PREPAYMENTS AND REPURCHASES
MAY REDUCE THE YIELD ON YOUR
CERTIFICATES                       The yield on your certificates may be reduced
                                   by prepayments on the mortgage loans or
                                   mortgage backed securities because
                                   prepayments affect the average life of the
                                   certificates. Prepayments can be voluntary,
                                   if permitted, and involuntary, such as
                                   prepayments resulting from casualty or
                                   condemnation, defaults and liquidations or
                                   repurchases upon breaches of representations
                                   and warranties. The investment performance of
                                   your certificates may vary materially and
                                   adversely from your expectation if the actual
                                   rate of prepayment is higher or lower than
                                   you anticipated.

                                   Voluntary prepayments may require the payment
                                   of a yield maintenance or prepayment premium.
                                   Nevertheless, we cannot assure you that the
                                   existence of the prepayment premium will
                                   cause a borrower to refrain from prepaying
                                   its mortgage loan nor can we assure you of
                                   the rate at which prepayments will occur.
                                   Morgan Stanley Mortgage Capital Inc., under
                                   certain circumstances, may be required to
                                   repurchase a mortgage loan from the trust
                                   fund if there has been a breach of a
                                   representation or warranty. The repurchase
                                   price paid will be passed through to you, as
                                   a certificateholder, with the same effect as
                                   if the mortgage loan had been prepaid in part
                                   or in full, except that no prepayment premium
                                   or yield maintenance charge would be payable.

                                      -10-

                                   Such a repurchase may therefore adversely
                                   affect the yield to maturity on your
                                   certificates.

                                   In a pool of mortgage loans, the rate of
                                   prepayment is unpredictable as it is
                                   influenced by a variety of factors including:

                                   o   the terms of the mortgage loans;

                                   o   the length of any prepayment lockout
                                       period;

                                   o   the prevailing interest rates;

                                   o   the availability of mortgage credit;

                                   o   the applicable yield maintenance charges
                                       or prepayment premiums;

                                   o   the servicer's ability to enforce those
                                       yield maintenance charges or prepayment
                                       premiums;

                                   o   the occurrence of casualties or natural
                                       disasters; and

                                   o   economic, demographic, tax, legal or
                                       other factors.

                                   There can be no assurance that the rate of
                                   prepayments will conform to any model
                                   described in this prospectus or in the
                                   related prospectus supplement.

                                   Some of the certificates may be more
                                   sensitive to prepayments than other
                                   certificates and in certain cases, the
                                   certificateholder holding these certificates
                                   may fail to recoup its original investment.
                                   You should carefully consider the specific
                                   characteristics of the certificates you
                                   purchase, as well as your investment approach
                                   and strategy. For instance, if you purchase a
                                   certificate at a premium, a prepayment may
                                   reduce the stream of interest payments you
                                   are entitled to receive on your certificate
                                   and your actual yield may be lower than your
                                   anticipated yield. Similarly, if you purchase
                                   a certificate which provides for the payment
                                   of interest only, or a certificate which
                                   provides for the payment of interest only
                                   after the occurrence of certain events, such
                                   as the retirement of one or more other
                                   classes of certificates of a series, you will
                                   probably be extremely sensitive to
                                   prepayments because a prepayment may reduce
                                   the stream of interest payments you are
                                   entitled to receive on your certificate.

IF PREPAYMENT PREMIUMS
ARE NOT ENFORCED, YOUR
CERTIFICATES MAY BE
ADVERSELY AFFECTED                 The yield on your certificates may be less
                                   than anticipated because the prepayment
                                   premium or yield maintenance required under
                                   certain prepayment scenarios may not be
                                   enforceable in some states or under federal
                                   bankruptcy laws.

                                   o   Some courts may consider the prepayment
                                       premium to be usurious.

                                   o   Even if the prepayment premium is
                                       enforceable, we cannot assure you that
                                       foreclosure proceeds will be sufficient
                                       to pay the prepayment premium.

                                      -11-

                                   o   Although the collateral substitution
                                       provisions related to defeasance are not
                                       suppose to be treated as a prepayment and
                                       should not affect your certificates, we
                                       cannot assure you that a court will not
                                       interpret the defeasance provisions as
                                       requiring a prepayment premium; nor can
                                       we assure you that if it is treated as a
                                       prepayment premium, the court will find
                                       the defeasance income stream enforceable.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       As principal payments or prepayments are made
                                   on a mortgage loan, the mortgage pool will be
                                   exposed to concentration risks with respect
                                   to the diversity of mortgaged properties,
                                   types of mortgaged properties and number of
                                   borrowers. Classes that have a later
                                   sequential designation or a lower payment
                                   priority are more likely to be exposed to
                                   these concentration risks than are classes
                                   with an earlier sequential designation or
                                   higher priority. This is so because principal
                                   on the certificates will be payable in
                                   sequential order, and no class entitled to a
                                   distribution of principal will receive its
                                   principal until the principal amount of the
                                   preceding class or classes entitled to
                                   receive principal have been reduced to zero.

RATINGS DO NOT GUARANTY
PAYMENT                            Any rating assigned by a rating agency to a
                                   class of certificates reflects the rating
                                   agency's assessment of the likelihood that
                                   holders of the class of certificates will
                                   receive the payments to which they are
                                   entitled.

                                   o   The ratings do not assess the likelihood
                                       that you will receive timely payments on
                                       your certificates.

                                   o   The ratings do not assess the likelihood
                                       of prepayments, including those caused by
                                       defaults.

                                   o   The ratings do not assess the likelihood
                                       of early optional termination of the
                                       certificates.

                                   Each rating agency rating classes of a
                                   particular series will determine the amount,
                                   type and nature of credit support required
                                   for that series. This determination may be
                                   based on an actuarial analysis of the
                                   behavior of mortgage loans in a larger group
                                   taking into account the appraised value of
                                   the real estate and the commercial and
                                   multifamily real estate market.

                                   o   We cannot assure you that the historical
                                       data supporting the actuarial analysis
                                       will accurately reflect or predict the
                                       rate of delinquency, foreclosure or loss
                                       that will be experienced by the mortgage
                                       loans in a particular series.

                                   o   We cannot assure you that the appraised
                                       value of any property securing a mortgage
                                       loan in a particular series will remain
                                       stable throughout the life of your
                                       certificate.

                                   o   We cannot assure you that the real estate
                                       market will not experience an overall
                                       decline in property values nor can we
                                       assure you that the outstanding balance
                                       of any mortgage loan in a

                                      -12-

                                       particular series will always be less
                                       than the market value of the property
                                       securing the mortgage loan.

RATINGS DO NOT GUARANTY VALUE      If one or more rating agencies downgrade
                                   certificates of a series, your certificate
                                   will decrease in value. Because none of
                                   Morgan Stanley Capital I Inc., the seller,
                                   the master servicer, the trustee or any
                                   affiliate has any obligation to maintain a
                                   rating of a class of certificates, you will
                                   have no recourse if your certificate
                                   decreases in value.

CASH FLOW FROM THE PROPERTIES
MAY BE VOLATILE AND INSUFFICIENT
TO ALLOW TIMELY PAYMENT ON
YOUR CERTIFICATES                  Repayment of a commercial or multifamily
                                   mortgage loan is dependent on the income
                                   produced by the property. Therefore, the
                                   borrower's ability to repay a mortgage loan
                                   depends primarily on the successful operation
                                   of the property and the net operating income
                                   derived from the property. Net operating
                                   income can be volatile and may be adversely
                                   affected by factors such as:

                                   o   economic conditions causing plant
                                       closings or industry slowdowns;

                                   o   an oversupply of available retail space,
                                       office space or multifamily housing;

                                   o   changes in consumer tastes and
                                       preferences;

                                   o   decrease in consumer confidence;

                                   o   retroactive changes in building codes;

                                   o   the age, design and construction quality
                                       of the property, including perceptions
                                       regarding the attractiveness, convenience
                                       or safety of the property;

                                   o   the age, design, construction quality and
                                       proximity of competing properties;

                                   o   increases in operating expenses due to
                                       external factors such as increases in
                                       heating or electricity costs;

                                   o   increases in operating expenses due to
                                       maintenance or improvements required at
                                       the property;

                                   o   a decline in the financial condition of a
                                       major tenant;

                                   o   a decline in rental rates as leases are
                                       renewed or entered into with new tenants;

                                   o   the concentration of a particular
                                       business type in a building;

                                   o   the length of tenant leases;

                                   o   the creditworthiness of tenants; and

                                   o   the property's "operating leverage."

                                      -13-

                                   Operating leverage refers to the percentage
                                   of total property expenses in relation to
                                   revenue, the ratio of fixed operating
                                   expenses to those that vary with revenue and
                                   the level of capital expenditures required to
                                   maintain the property and retain or replace
                                   tenants.

                                   If a commercial property is designed for a
                                   specific tenant, net operating income may be
                                   adversely affected if that tenant defaults
                                   under its obligations because properties
                                   designed for a specific tenant often require
                                   substantial renovation before it is suitable
                                   for a new tenant. As a result, the proceeds
                                   from liquidating this type of property
                                   following foreclosure might be insufficient
                                   to cover the principal and interest due under
                                   the loan.

                                   It is anticipated that a substantial portion
                                   of the mortgage loans included in any trust
                                   fund will be nonrecourse loans or loans for
                                   which recourse may be restricted or
                                   unenforceable. Therefore, if a borrower
                                   defaults, recourse may be had only against
                                   the specific property and any other assets
                                   that have been pledged to secure the related
                                   mortgage loan.

PROPERTY VALUE MAY BE ADVERSELY
AFFECTED EVEN WHEN THERE IS NO
CHANGE IN CURRENT OPERATING
INCOME                             Various factors may adversely affect the
                                   value of the mortgaged properties without
                                   affecting the properties' current net
                                   operating income. These factors include among
                                   others:

                                   o   changes in governmental regulations,
                                       fiscal policy, zoning or tax laws;

                                   o   potential environmental legislation or
                                       liabilities or other legal liabilities;

                                   o   the availability of refinancing; and

                                   o   changes in interest rate levels or yields
                                       required by investors in income producing
                                       commercial properties.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT              The successful operation of a real estate
                                   project depends upon the property manager's
                                   performance and viability. The property
                                   manager is responsible for:

                                   o   responding to changes in the local
                                       market;

                                   o   planning and implementing the rental
                                       structure;

                                   o   operating the property and providing
                                       building services;

                                   o   managing operating expenses; and

                                   o   assuring that maintenance and capital
                                       improvements are carried out in a timely
                                       fashion.

                                   A good property manager, by controlling
                                   costs, providing appropriate service to
                                   tenants and seeing to the maintenance of
                                   improvements, can improve cash flow, reduce
                                   vacancy, leasing and repair costs and

                                      -14-

                                   preserve building value. On the other hand,
                                   management errors can, in some cases, impair
                                   short-term cash flow and the long term
                                   viability of an income producing property.
                                   Properties deriving revenues primarily from
                                   short-term sources are generally more
                                   management intensive than properties leased
                                   to creditworthy tenants under long-term
                                   leases.

                                   Morgan Stanley Capital I Inc. makes no
                                   representation or warranty as to the skills
                                   of any present or future managers.
                                   Additionally, Morgan Stanley Capital I Inc.
                                   cannot assure you that the property managers
                                   will be in a financial condition to fulfill
                                   their management responsibilities throughout
                                   the terms of their respective management
                                   agreements.

YOU SHOULD CONSIDER THE NUMBER
OF MORTGAGE LOANS IN THE POOL      Assuming pools of equal aggregate unpaid
                                   principal balances, the concentration of
                                   default, foreclosure and loss in a trust fund
                                   containing fewer mortgage loans will
                                   generally be higher than that in trust fund
                                   containing more mortgage loans.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED          Payments under the mortgage loans are
                                   generally not insured or guaranteed by any
                                   person or entity.

                                   In general, the borrowers under the mortgage
                                   loans will be entities created to own or
                                   purchase the related commercial property. The
                                   borrowers are set up this way, in significant
                                   part, to isolate the property from the debts
                                   and liabilities of the person creating the
                                   entity. Unless otherwise specified, the loan
                                   will represent a nonrecourse obligation of
                                   the related borrower secured by the lien of
                                   the related mortgage and the related lease
                                   assignments. Even if the loan is recourse,
                                   the borrower generally will not have any
                                   significant assets other than the property or
                                   properties and the related leases, which will
                                   be pledged to the trustee. Therefore,
                                   payments on the loans and, in turn, payments
                                   of principal and interest on your
                                   certificates, will depend primarily or solely
                                   on rental payments by the lessees. Those
                                   rental payments will, in turn, depend on
                                   continued occupancy by, or the
                                   creditworthiness of, those lessees. Both
                                   continued occupancy and creditworthiness may
                                   be adversely affected by a general economic
                                   downturn or an adverse change in the lessees'
                                   financial conditions.

BORROWER MAY BE UNABLE TO REPAY
THE REMAINING PRINCIPAL BALANCE
ON ITS MATURITY DATE WHICH WOULD
ADVERSELY AFFECT PAYMENT ON YOUR
CERTIFICATES                       Some of the mortgage loans may not be fully
                                   amortizing over their terms to maturity and
                                   will require substantial principal
                                   payments--i.e., balloon payments--at their
                                   stated maturity. Mortgage loans with balloon
                                   payments involve a greater degree of risk
                                   because a borrower's ability to make a
                                   balloon payment typically will depend upon
                                   its ability either to timely refinance the
                                   loan or to timely sell the mortgaged
                                   property. However, refinancing a loan or
                                   selling the property will be affected by a
                                   number of factors, including:

                                   o   interest rates;

                                   o   the borrower's equity in the property;

                                      -15-

                                   o   the financial condition and operating
                                       history of the borrower and the property;

                                   o   tax laws;

                                   o   renewability of operating licenses;

                                   o   prevailing economic conditions and the
                                       availability of credit for commercial and
                                       multifamily properties;

                                   o   with respect to certain multifamily
                                       properties and mobile home parks, rent
                                       control laws; and

                                   o   with respect to hospitals, nursing homes
                                       and convalescent homes, reimbursement
                                       rates from private and public coverage
                                       providers.

YOUR CERTIFICATES WILL BEAR
LOSSES IF INSUFFICIENT FUNDS
ARE AVAILABLE TO SATISFY ANY
JUNIOR MORTGAGE LOANS              If the prospectus supplement so specifies,
                                   some of the mortgage loans may be secured
                                   primarily by junior mortgages. In the event
                                   of a liquidation, satisfaction of a mortgage
                                   loan secured by a junior mortgage will be
                                   subordinate to the satisfaction of the
                                   related senior mortgage loan. If the proceeds
                                   are insufficient to satisfy the junior
                                   mortgage and the related senior mortgage, the
                                   junior mortgage loan in the trust fund would
                                   suffer a loss and the class of certificate
                                   you own may bear that loss. Therefore, any
                                   risks of deficiencies associated with first
                                   mortgage loans will be even greater in the
                                   case of junior mortgage loans. See "--Risks
                                   Factors."

OBLIGOR DEFAULT MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       If the related prospectus supplement so
                                   specifies, a master servicer, a sub-servicer
                                   or a special servicer will be permitted,
                                   within prescribed parameters, to extend and
                                   modify whole loans that are in default or as
                                   to which a payment default is imminent. Any
                                   ability to extend or modify may apply, in
                                   particular, to whole loans with balloon
                                   payments. In addition, a master servicer, a
                                   sub-servicer or a special servicer may
                                   receive a workout fee based on receipts from,
                                   or proceeds of, those whole loans. While any
                                   entity granting this type of extension or
                                   modification generally will be required to
                                   determine that the extension or modification
                                   is reasonably likely to produce a greater
                                   recovery on a present value basis than
                                   liquidation, there is no assurance this will
                                   be the case. Additionally, if the related
                                   prospectus supplement so specifies, some of
                                   the mortgage loans included in the mortgage
                                   pool may have been subject to workouts or
                                   similar arrangements following prior periods
                                   of delinquency and default.

TENANT BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               The bankruptcy or insolvency of a major
                                   tenant, or of a number of smaller tenants may
                                   adversely affect the income produced by a
                                   mortgaged property. Under the Bankruptcy
                                   Code, a tenant has the option of assuming or
                                   rejecting any unexpired lease. If the tenant
                                   rejects the lease, the landlord's claim would
                                   be a general unsecured claim against the
                                   tenant, absent collateral securing the claim.
                                   The claim would be limited to the unpaid rent
                                   reserved for the periods prior to the
                                   bankruptcy petition or the earlier surrender
                                   of the leased

                                      -16-

                                   premises, which are unrelated to the
                                   rejection, plus the greater of one year's
                                   rent or 15% of the remaining rent reserved
                                   under the lease, but not more than three
                                   years' rent to cover any rejection related
                                   claims.

BORROWER BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               Under the Bankruptcy Code, the filing of a
                                   petition in bankruptcy by or against a
                                   borrower will stay the sale of the real
                                   property owned by that borrower, as well as
                                   the commencement or continuation of a
                                   foreclosure action. In addition, if a court
                                   determines that the value of the mortgaged
                                   property is less than the principal balance
                                   of the mortgage loan it secures, the court
                                   may prevent a lender from foreclosing on the
                                   mortgaged property, subject to certain
                                   protections available to the lender. As part
                                   of a restructuring plan, a court also may
                                   reduce the amount of secured indebtedness to
                                   the then-value of the mortgaged property.
                                   Such an action would make the lender a
                                   general unsecured creditor for the difference
                                   between the then-value and the amount of its
                                   outstanding mortgage indebtedness. A
                                   bankruptcy court also may:

                                   o   grant a debtor a reasonable time to cure
                                       a payment default on a mortgage loan;

                                   o   reduce monthly payments due under a
                                       mortgage loan;

                                   o   change the rate of interest due on a
                                       mortgage loan; or

                                   o   otherwise alter the mortgage loan's
                                       repayment schedule.

                                   Moreover, the filing of a petition in
                                   bankruptcy by, or on behalf of, a junior
                                   lienholder may stay the senior lienholder
                                   from taking action to foreclose on the
                                   mortgaged property in a manner that would
                                   substantially diminish the position of the
                                   junior lien. Additionally, the borrower's
                                   trustee or the borrower, as
                                   debtor-in-possession, has certain special
                                   powers to avoid, subordinate or disallow
                                   debts. In certain circumstances, the claims
                                   of the trustee may be subordinated to
                                   financing obtained by a debtor-in-possession
                                   subsequent to its bankruptcy.

                                   Under the Bankruptcy Code, the lender will be
                                   stayed from enforcing a borrower's assignment
                                   of rents and leases. The Bankruptcy Code also
                                   may interfere with the lender's ability to
                                   enforce lockbox requirements. The legal
                                   proceedings necessary to resolve these issues
                                   can be time consuming and may significantly
                                   delay the receipt of rents. Rents also may
                                   escape an assignment to the extent they are
                                   used by the borrower to maintain the
                                   mortgaged property or for other court
                                   authorized expenses.

                                   As a result of the foregoing, the lender's
                                   recovery with respect to borrowers in
                                   bankruptcy proceedings may be significantly
                                   delayed, and the aggregate amount ultimately
                                   collected may be substantially less than the
                                   amount owed.

                                      -17-

SOPHISTICATION OF THE
BORROWER MAY ADVERSELY
AFFECT PAYMENT
ON YOUR CERTIFICATES               In general, the mortgage loans will be made
                                   to partnerships, corporations or other
                                   entities rather than individuals. This may
                                   entail greater risks of loss from delinquency
                                   and foreclosure than do single family
                                   mortgage loans. In addition, the borrowers
                                   under commercial mortgage loans may be more
                                   sophisticated than the average single family
                                   home borrower. This may increase the
                                   likelihood of protracted litigation or the
                                   likelihood of bankruptcy in default
                                   situations.

CREDIT SUPPORT MAY NOT COVER
LOSSES OR RISKS WHICH
COULD ADVERSELY AFFECT
PAYMENT ON YOUR CERTIFICATES       Although the prospectus supplement for a
                                   series of certificates will describe the
                                   credit support for the related trust fund,
                                   the credit support will be limited in amount
                                   and coverage and may not cover all potential
                                   losses or risks. Use of credit support will
                                   be subject to the conditions and limitations
                                   described in the prospectus and in the
                                   related prospectus supplement. Moreover, any
                                   applicable credit support may not cover all
                                   potential losses or risks. For example,
                                   credit support may not cover fraud or
                                   negligence by a mortgage loan originator or
                                   other parties.

                                   A series of certificates may include one or
                                   more classes of subordinate certificates,
                                   which may include certificates being offered
                                   to you. Although subordination is intended to
                                   reduce the senior certificateholders' risk of
                                   delinquent distributions or ultimate losses,
                                   the amount of subordination will be limited
                                   and may decline under certain circumstances.
                                   In addition, if principal payments are made
                                   in a specified order of priority, and limits
                                   exist with respect to the aggregate amount of
                                   claims under any related credit support, the
                                   credit support may be exhausted before the
                                   principal of the certificate classes with
                                   lower priority has been repaid. Significant
                                   losses and shortfalls on the assets
                                   consequently may fall primarily upon classes
                                   of certificates having a lower payment
                                   priority. Moreover, if a form of credit
                                   support covers more than one series of
                                   certificates, holders of certificates
                                   evidencing an interest in a covered series
                                   will be subject to the risk that the credit
                                   support will be exhausted by the claims of
                                   other covered series.

                                   The amount of any credit support supporting
                                   one or more classes of certificates being
                                   offered to you, including the subordination
                                   of one or more classes will be determined on
                                   the basis of criteria established by each
                                   pertinent rating agency. Those criteria will
                                   be based on an assumed level of defaults,
                                   delinquencies, other losses or other factors.
                                   However, the loss experience on the related
                                   mortgage loans or mortgage backed securities
                                   may exceed the assumed levels. See
                                   "Description of Credit Support."

                                   Regardless of the form of any credit
                                   enhancement, the amount of coverage will be
                                   limited and, in most cases, will be subject
                                   to periodic reduction, in accordance with a
                                   schedule or formula. The master servicer
                                   generally will be permitted to reduce,
                                   terminate or substitute all or a portion of
                                   the credit enhancement for any series of
                                   certificates, if the applicable rating agency
                                   indicates that the then-current ratings will
                                   not be adversely affected. A rating agency
                                   may lower the ratings of any series of
                                   certificates if the obligations of any credit
                                   support

                                      -18-

                                   provider are downgraded. The ratings also may
                                   be lowered if losses on the related mortgage
                                   loans or MBS substantially exceed the level
                                   contemplated by the rating agency at the time
                                   of its initial rating analysis. Neither
                                   Morgan Stanley Capital I Inc., the master
                                   servicer nor any of their affiliates will
                                   have any obligation to replace or supplement
                                   any credit enhancement, or to take any other
                                   action to maintain any ratings of any series
                                   of certificates.

INVESTORS IN SUBORDINATE CLASSES
OF CERTIFICATES MAY BE SUBJECT
TO DELAYS IN PAYMENT AND MAY NOT
RECOVER THEIR INITIAL
INVESTMENTS                        To the extent described in this prospectus,
                                   the subordinate certificateholders' rights to
                                   receive distributions with respect to the
                                   assets to which they would otherwise be
                                   entitled will be subordinate to the rights of
                                   the senior certificateholders and of the
                                   master servicer, if the master servicer is
                                   paid its servicing fee, including any unpaid
                                   servicing fees with respect to one or more
                                   prior periods, and is reimbursed for certain
                                   unreimbursed advances and unreimbursed
                                   liquidation expenses. As a result, investors
                                   in subordinate certificates must be prepared
                                   to bear the risk that they may be subject to
                                   delays in payment and may not recover their
                                   initial investments.

                                   The yields on the subordinate certificates
                                   may be extremely sensitive to the loss
                                   experience of the assets and the timing of
                                   any losses. If the actual rate and amount of
                                   losses experienced by the assets exceed the
                                   rate and amount assumed by an investor, the
                                   yields to maturity on the subordinate
                                   certificates may be lower than anticipated.

DIFFICULTIES IN ENFORCEMENT OF
LOAN PROVISIONS MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       The mortgage loans may contain due-on-sale
                                   clauses, which permit a lender to accelerate
                                   the maturity of the mortgage loan if the
                                   borrower sells, transfers or conveys the
                                   related mortgaged property or its interest in
                                   the mortgaged property and debt-acceleration
                                   clauses, which permit a lender to accelerate
                                   the loan upon a monetary or non-monetary
                                   default by the borrower. These clauses are
                                   generally enforceable. The courts of all
                                   states will enforce clauses providing for
                                   acceleration in the event of a material
                                   payment default. The equity courts, however,
                                   may refuse to enforce these clauses if
                                   acceleration of the indebtedness would be
                                   inequitable, unjust or unconscionable.

                                   If the related prospectus supplement so
                                   specifies, the mortgage loans will be secured
                                   by an assignment of leases and rents.
                                   Pursuant to those assignments, the borrower
                                   typically assigns its right, title and
                                   interest as landlord under the leases on the
                                   related mortgaged property and the income
                                   derived from the leases to the lender as
                                   further security for the related mortgage
                                   loan, while retaining a license to collect
                                   rents as long as there is no default. If the
                                   borrower defaults, the license terminates and
                                   the lender is entitled to collect rents.
                                   These assignments are typically not perfected
                                   as security interests prior to actual
                                   possession of the cash flows. Some state laws
                                   may require that the lender take possession
                                   of the mortgaged property and obtain judicial
                                   appointment of a receiver before becoming
                                   entitled to collect the rents. In addition,
                                   if bankruptcy or similar proceedings are
                                   commenced by or in respect of the borrower,
                                   the lender's ability to collect the rents may
                                   be adversely

                                      -19-

                                   affected. See "Legal Aspects of the Mortgage
                                   Loans and the Leases--Leases and Rents."

ENVIRONMENTAL ISSUES AT THE
MORTGAGED PROPERTIES MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Real property pledged as security for a
                                   mortgage loan may be subject to environmental
                                   risks. Under federal law and the laws of
                                   certain states, contamination of a property
                                   may give rise to a lien on the property to
                                   assure the costs of cleanup. In several
                                   states, this type of lien has priority over
                                   the lien of an existing mortgage against the
                                   property. Moreover, the presence of hazardous
                                   or toxic substances, or the failure to
                                   remediate the property, may adversely affect
                                   the owner or operator's ability to borrow
                                   using the property as collateral. In
                                   addition, under the laws of some states and
                                   under CERCLA and other federal law, a lender
                                   may become liable, as an "owner operator,"
                                   for costs of addressing releases or
                                   threatened releases of hazardous substances
                                   that require remedy at a property, if agents
                                   or employees of the lender have become
                                   sufficiently involved in the management or
                                   operations of the borrower. Liability may be
                                   imposed even if the environmental damage or
                                   threat was caused by a prior owner.

                                   Under certain circumstances, a lender also
                                   risks this type of liability on foreclosure
                                   of the mortgage. Unless the related
                                   prospectus supplement specifies otherwise,
                                   neither the master servicer, the sub-servicer
                                   nor the special servicer may acquire title to
                                   a mortgaged property or take over its
                                   operation unless the master servicer has
                                   previously determined, based upon a report
                                   prepared by a person who regularly conducts
                                   environmental audits, that:

                                   o   the mortgaged property is in compliance
                                       with applicable environmental laws, and
                                       there are no circumstances present at the
                                       mortgaged property for which
                                       investigation, testing, monitoring,
                                       containment, clean-up or remediation
                                       could be required under any federal,
                                       state or local law or regulation; or

                                   o   if the mortgaged property is not in
                                       compliance with applicable environmental
                                       laws or circumstances requiring any of
                                       the foregoing actions are present, that
                                       it would be in the best economic interest
                                       of the trust fund to acquire title to the
                                       mortgaged property and take the actions
                                       as would be necessary and appropriate to
                                       effect compliance or respond to those
                                       circumstances.

                                   See "Legal Aspects of the Mortgage Loans and
                                   Leases--Environmental Legislation."

IF YOU ARE SUBJECT TO ERISA,
YOU MAY NOT BE ELIGIBLE TO
PURCHASE CERTIFICATES              Generally, ERISA applies to investments made
                                   by employee benefit plans and transactions
                                   involving the assets of those plans. Due to
                                   the complexity of regulations governing those
                                   plans, prospective investors that are subject
                                   to ERISA are urged to consult their own
                                   counsel regarding consequences under ERISA of
                                   acquisition, ownership and disposition of the
                                   offered certificates of any series.

                                      -20-

THE INCOME TAX CONSIDERATIONS
SHOULD IMPACT YOUR DECISION TO
PURCHASE A REMIC RESIDUAL
CERTIFICATE                        Except as provided in the prospectus
                                   supplement, REMIC residual certificates are
                                   anticipated to have "phantom income"
                                   associated with them. That is, taxable income
                                   is anticipated to be allocated to the REMIC
                                   residual certificates in the early years of
                                   the existence of the related REMIC--even if
                                   the REMIC residual certificates receive no
                                   distributions from the related REMIC--with a
                                   corresponding amount of losses allocated to
                                   the REMIC residual certificates in later
                                   years. Accordingly, the present value of the
                                   tax detriments associated with the REMIC
                                   residual certificates may significantly
                                   exceed the present value of the tax benefits
                                   related thereto, and the REMIC residual
                                   certificates may have a negative "value."

                                   Moreover, the REMIC residual certificates
                                   will, in effect, be allocated an amount of
                                   gross income equal to the non-interest
                                   expenses of the REMIC, but those expenses
                                   will be deductible only as itemized
                                   deductions, and will be subject to all the
                                   limitations applicable to itemized
                                   deductions, by holders of REMIC residual
                                   certificates that are individuals.
                                   Accordingly, investment in the REMIC residual
                                   certificates generally will not be suitable
                                   for individuals or for certain pass-through
                                   entities, such as partnerships or S
                                   corporations, that have individuals as
                                   partners or shareholders. In addition, REMIC
                                   residual certificates are subject to
                                   restrictions on transfer. Finally,
                                   prospective purchasers of a REMIC residual
                                   certificate should be aware that Treasury
                                   Department regulations do not permit certain
                                   REMIC residual interests to be marked to
                                   market.

REQUIRED CONSENT IN CONNECTION
WITH SERVICING THE PROPERTIES
MAY EFFECT THE TIMING OF
PAYMENTS ON YOUR CERTIFICATES      Under certain circumstances, the consent or
                                   approval of the holders of a specified
                                   percentage of the aggregate principal balance
                                   of all outstanding certificates of a series
                                   or a similar means of allocating
                                   decision-making will be required to direct
                                   certain actions. The actions may include
                                   directing the special servicer or the master
                                   servicer regarding measures to be taken with
                                   respect to some of the mortgage loans and
                                   real estate owned properties and amending the
                                   relevant pooling agreement or trust
                                   agreement. The consent or approval of these
                                   holders will be sufficient to bind all
                                   certificateholders of the relevant series.
                                   See "Description of the Agreements--Events of
                                   Default," "--Rights Upon Event of Default,"
                                   and "--Amendment."

LITIGATION ARISING OUT OF
ORDINARY BUSINESS MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               There may be pending or threatened legal
                                   proceedings against the borrowers and
                                   managers of the mortgaged properties and
                                   their respective affiliates arising out of
                                   the ordinary business of the borrowers,
                                   managers and affiliates. This litigation
                                   could cause a delay in the payment on your
                                   certificates. Therefore, we cannot assure you
                                   that this type of litigation would not have a
                                   material adverse effect on your certificates.

                                      -21-

COMPLIANCE WITH THE AMERICANS
WITH DISABILITIES ACT OF 1990
MAY BE EXPENSIVE AND MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Under the Americans with Disabilities Act of
                                   1990, all public accommodations are required
                                   to meet federal requirements related to
                                   access and use by disabled persons. Borrowers
                                   may incur costs complying with the Americans
                                   with Disabilities Act of 1990. In addition,
                                   noncompliance could result in the imposition
                                   of fines by the federal government or an
                                   award of damages to private litigants. These
                                   costs of complying with the Americans with
                                   Disabilities Act of 1990 and the possible
                                   imposition of fines for noncompliance would
                                   result in additional expenses on the
                                   mortgaged properties, which could have an
                                   adverse effect on your certificates.

IF YOUR CERTIFICATE IS BOOK-
ENTRY, YOU WILL NOT BE
RECOGNIZED AS A
CERTIFICATEHOLDER BY THE
TRUSTEE                            If the prospectus supplement so provides, one
                                   or more classes of the certificates offered
                                   to you will be initially represented by one
                                   or more certificates for each class
                                   registered in the name of Cede & Co., the
                                   nominee for the Depository Trust Company. If
                                   you purchase this type of certificate:

                                   o   your certificate will not be registered
                                       in your name or the name of your nominee;

                                   o   you will not be recognized by the trustee
                                       as a certificateholder; and

                                   o   you will be able to exercise your right
                                       as a certificateholder only through the
                                       Depository Trust Company and its
                                       participating organizations.

                                   You will be recognized as a certificateholder
                                   only if and when definitive certificates are
                                   issued. See "Description of the
                                   Certificates--Book-Entry Registration and
                                   Definitive Certificates."

                -------------------------------------------------

This prospectus also contains forward-looking statements that involve risks and uncertainties. Actual results could differ from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above under "Risk Factors" and elsewhere in this prospectus.

                                      -22-

                         DESCRIPTION OF THE TRUST FUNDS

      Capitalized terms are defined in the "Glossary of Terms" beginning on page
112.

ASSETS

     Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund. The primary assets of each trust fund will include:

     o   multifamily mortgage loans, commercial mortgage loans or both;

     o   mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities;

     o   direct obligations of the United States, agencies of the United States or agencies created by government entities which are not subject to redemption prior to maturity at the option of the issuer and are (a)
         interest-bearing securities, (b) non-interest bearing securities, (c)
         originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d)
         interest-bearing securities from which the right to payment of principal has been removed; or

     o   a combination of mortgage loans, mortgage backed securities and government securities.

     Neither the mortgage loans nor the mortgage backed securities will be guaranteed or insured by Morgan Stanley Capital I Inc. or any of its affiliates or, unless otherwise provided in the prospectus supplement, by any government agency or instrumentality or by any other person. Each asset will be selected by
Morgan Stanley Capital I Inc. for inclusion in a trust fund from among those purchased, either directly or indirectly, from a prior holder thereof, which may be an affiliate of Morgan Stanley Capital I Inc. and, with respect to mortgage loans or mortgage backed securities, which prior holder may or may not be the originator of the mortgage loan or the issuer of the mortgage backed securities.

     Unless otherwise specified in the related prospectus supplement, the certificates of any series will be entitled to payment only from the assets of the related trust fund and will not be entitled to payments in respect of the assets of any other trust fund established by Morgan Stanley Capital I Inc. If specified in the related prospectus supplement, the assets of a trust fund will consist of certificates representing beneficial ownership interests in another trust fund that contains the assets.

MORTGAGE LOANS

  GENERAL

     The mortgage loans will be secured by liens on, or security interests in, mortgaged properties consisting of:

     o   Multifamily Properties which are residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings; or

     o   Commercial Properties which are office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

The mortgaged properties will be located in any one of the fifty states, the
District of Columbia or the Commonwealth of Puerto Rico, or, in another location, if specified in the related prospectus supplement. The mortgage loans in the mortgage pool will be evidenced by promissory notes secured by first or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on the mortgaged property. Multifamily
Properties may include mixed commercial and residential structures and may include apartment

                                      -23-

buildings owned by private cooperative housing corporations. The mortgaged properties may include leasehold interests in properties, the title to which is held by third party lessors. Unless otherwise specified in the prospectus supplement, the term of any leasehold will exceed the term of the related mortgage note by at least five years. Each mortgage loan will have been originated by a person other than Morgan Stanley Capital I Inc. The related prospectus supplement will indicate if any originator or a mortgage loan is an affiliate of Morgan Stanley Capital I Inc., mortgage loans will generally also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the mortgage loan.

  LEASES

     If specified in the related prospectus supplement, some or all of the mortgage loans will include assignments of the leases of the related mortgaged properties and assignments of the rental payments due from lessee to lessor under the leases. To the extent specified in the related prospectus supplement, the commercial properties may be leased to lessees that respectively occupy all or a portion of the properties. Pursuant to an assignment of a lease, the related borrower may assign its rights, title and interest as lessor under each lease and the income derived from the lease to the related lender, while retaining a license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender or its agent is entitled to collect the rents from the related lessee or lessees for application to the monetary obligations of the borrower. State law may limit or restrict the enforcement of the lease assignments by a lender until it takes possession of the related mortgaged property or a receiver is appointed. See "Legal Aspects of the Mortgage Loans and the Leases--Leases and Rents". Alternatively, if
specified in the related prospectus supplement, the borrower and the lender may agree that payments under leases are to be made directly to the master servicer.

     If described in the related prospectus supplement, the leases may require the lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related mortgage loans. In some cases, the leases may require the lessees to pay their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the mortgaged properties. Some of the leases may require the borrower to bear costs associated with structural repairs or the maintenance of the exterior or other portions of the mortgaged property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the lessees are required to pay. If so specified in the related prospectus supplement, under certain circumstances the lessees may be permitted to set off their rental obligations against the obligations of the borrowers under the leases. In those cases where payments under the leases, net of any operating expenses payable by the borrowers are insufficient to pay all of the scheduled principal and interest on the related mortgage loans, the borrowers must rely on other income or sources, including security deposits, generated by the related mortgaged property to make payments on the related mortgage loan.

     To the extent specified in the related prospectus supplement, some commercial properties may be leased entirely to one lessee. In these cases, absent the availability of other funds, the borrower must rely entirely on rent paid by the lessee in order for the borrower to pay all of the scheduled principal and interest on the related mortgage loan. To the extent specified in the related prospectus supplement, some of the leases may expire prior to the stated maturity of the related mortgage loan. In these cases, upon expiration of the leases the borrowers will have to look to alternative sources of income, including rent payment by any new lessees or proceeds from the sale or refinancing of the mortgaged property, to cover the payments of principal and interest due on these mortgage loans unless the lease is renewed. As specified in the related prospectus supplement, some of the leases may provide that upon the occurrence of a casualty affecting a mortgaged property, the lessee will have the right to terminate its lease, unless the borrower, as lessor, is able to cause the mortgaged property to be restored within a specified period of time. Some leases may provide that it is the lessor's responsibility, while other leases provide that it is the lessee's responsibility, to restore the mortgaged property after a casualty to its original condition. Some leases may provide a right of termination to the related lessee if a taking of a material or specified percentage of the leased space in the mortgaged property occurs, or if the ingress or egress to the leased space has been materially impaired.

  DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single family mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of the property rather than upon the liquidation value of the real estate. Unless otherwise specified in the prospectus supplement, the mortgage loans will be non-recourse loans, which

                                      -24-

means that, absent special facts, the lender may look only to the Net Operating
Income from the property for repayment of the mortgage debt, and not to any other of the borrower's assets, in the event of the borrower's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on a loan. The "Debt Service Coverage Ratio" of a mortgage loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan. "Net Operating Income"
means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     The Net Operating Income of a mortgaged property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related mortgage loan at any given time.

     As the primary component of Net Operating Income, rental income as well as maintenance payments from tenant-stockholders of a cooperative is subject to the vagaries of the applicable real estate market or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial loans may be secured by owner-occupied mortgaged properties or mortgaged properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from the mortgaged properties than would be the case with respect to mortgaged properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses, including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related mortgage loan. As may be further described in the related prospectus supplement, in some cases leases of mortgaged properties may provide that the lessee, rather than the borrower, is responsible for payment of some or all of these expenses;
however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related mortgage loan. See
"--Leases" above.

     The duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties. However, that risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities and hospitals, the income from which and the operating expenses of which are subject to state and federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low-and moderate-income housing in particular may be subject to legal limitations and regulations but, because of these regulations, may also be less sensitive to fluctuations in market rents generally.

     The Debt Service Coverage Ratio should not be relied upon as the sole measure of the risk of default because other factors may outweigh a high Debt
Service Coverage Ratio. For instance, where a mortgage loan requires substantial principal payments at the stated maturity, the risk of default if the balloon payment cannot be refinanced at maturity is significant, even though the related
Debt Service Coverage Ratio may be high.

     The liquidation value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the borrower.

                                      -25-

     Appraised values for income-producing properties may be based on:

     o   the recent resale value of comparable properties at the date of the appraisal;

     o   the cost of replacing the property;

     o   a projection of value based upon the property's projected net cash flow; or

     o   a selection from or interpolation of the values derived from the methods listed here.

     Each of these appraisal methods presents analytical challenges for the following reasons:

     o   it is often difficult to find truly comparable properties that have recently been sold;

     o   the replacement cost of a property may have little to do with its current market value;

     o   income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate;

     o   more than one of the appraisal methods may be used and each may produce significantly different results; and

     o   if a high Loan-to-Value Ratio accompanies a high Debt Service Coverage
         Ratio or vice versa, the analysis of default and loss risks is difficult.

     While Morgan Stanley Capital I Inc. believes that the foregoing considerations are important factors that generally distinguish the multifamily and commercial loans from single family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that these factors will in fact have been considered by the originators of the multifamily and commercial loans, or that, for any of the mortgage loans, they are complete or relevant. See "Risk Factors--Borrower May Be Unable To Repay The
Remaining Principal Balance On Its Maturity Date Which Would Adversely Affect
Payment On Your Certificates," "--Your Certificates Will Bear Losses If
Insufficient Funds Are Available to Satisfy Any Junior Mortgage Loans," and
"--Obligor Default May Adversely Affect Payment on Your Certificates."

  LOAN-TO-VALUE RATIO

     The Loan-to-Value Ratio of a mortgage loan at any given time is the ratio, expressed as a percentage, of the then outstanding principal balance of the mortgage loan to the Value of the related mortgaged property. The Value of a mortgaged property, other than with respect to Refinance Loans, is generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan and

     o   the sales price for that property.

Refinance Loans are loans made to refinance existing loans. Unless the related prospectus supplement provides otherwise, the Value of the mortgaged property securing a Refinance Loan is the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the Value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

   MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

     Each prospectus supplement will contain information, as of the date of that prospectus supplement or the Cut-off Date, if applicable and specifically known to Morgan Stanley Capital I Inc., with respect to the mortgage loans, including:

     o   the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans, unless the related prospectus supplement provides

                                      -26-

         otherwise, the close of business on the Cut-off Date, which is a day of the month of formation of the related trust fund, as designated in the prospectus supplement;

     o   the type of property securing the mortgage loans, e.g., multifamily property or commercial property and the type of property in each category;

     o   the weighted average, by principal balance, of the original and remaining terms to maturity of the mortgage loans;

     o   the earliest and latest origination date and maturity date of the mortgage loans;

     o   the weighted average, by principal balance, of the Loan-to-Value Ratios at origination of the mortgage loans;

     o   the mortgage rates or range of mortgage rates and the weighted average mortgage rate borne by the mortgage loans;

     o   the state or states in which most of the mortgaged properties are located;

     o   information with respect to the prepayment provisions, if any, of the mortgage loans;

     o   the weighted average Retained Interest, if any;

     o   with respect to mortgage loans with adjustable mortgage rates, the
         Index, the frequency of the adjustment dates, the highest, lowest and weighted average note margin and pass-through margin, and the maximum mortgage rate or monthly payment variation at the time of any adjustment thereof and over the life of the adjustable rate loan and the frequency of monthly payment adjustments;

     o   the Debt Service Coverage Ratio either at origination or as of a more recent date, or both; and

     o   information regarding the payment characteristics of the mortgage loans, including without limitation balloon payment and other amortization provisions.

The related prospectus supplement will also contain certain information available to Morgan Stanley Capital I Inc. with respect to the provisions of leases and the nature of tenants of the mortgaged properties and other information referred to in a general manner under "--Default and Loss
Considerations with Respect to the Mortgage Loans" above. If specific information respecting the mortgage loans is not known to Morgan Stanley Capital
I Inc. at the time certificates are initially offered, more general information of the nature described in the bullet points in this section will be provided in the prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of the related certificates at or before the initial issuance thereof and will be filed as part of a Current
Report on Form 8-K with the Securities and Exchange Commission within fifteen days after the initial issuance.

  PAYMENT PROVISIONS OF THE MORTGAGE LOANS

     Unless otherwise specified in the related prospectus supplement, all of the mortgage loans will:

     o   have individual principal balances at origination of not less than
         $25,000;

     o   have original terms to maturity of not more than 40 years; and

     o   provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at another interval as specified in the related prospectus supplement.

     Each mortgage loan may provide for no accrual of interest or for accrual of interest thereon at a mortgage rate. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated
maturity date, in each

                                      -27-

case as described in the related prospectus supplement. Each mortgage loan may contain a Lockout Period and Lockout Date, the date of expiration of the Lockout
Period, or require payment of a prepayment premium in connection with a prepayment, in each case as described in the related prospectus supplement.

     In the event that holders of any class or classes of the offered certificates in this prospectus supplement will be entitled to all or a portion of any prepayment premiums collected in respect of mortgage loans, the related prospectus supplement will specify the method or methods by which these amounts will be allocated. A mortgage loan may also contain provisions entitling the lender to a share of profits realized from the operation or disposition of the mortgaged property, as described in the related prospectus supplement. In the event that holders of any class or classes of offered certificates will be entitled to all or a portion of an Equity Participation, the related prospectus supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among the certificates.

MORTGAGE BACKED SECURITIES

     Any MBS will have been issued pursuant to an MBS Agreement. A seller, the
MBS issuer, or the servicer of the underlying mortgage loans or Underlying MBS, or a combination of those entities, will have entered into the MBS Agreement with an MBS trustee, if any, or with the original purchaser of the interest in the underlying mortgage loans or MBS evidenced by the MBS.

     Distributions of any principal or interest, as applicable, will be made on
MBS on the dates specified in the related prospectus supplement. The MBS may be issued in one or more classes with characteristics similar to the classes of certificates described in this prospectus. Any principal or interest distributions will be made on the MBS by the MBS trustee or the MBS servicer.
The MBS issuer or the MBS servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related prospectus supplement.

     Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the certificates under "Description of Credit Support" may be provided with respect to the MBS. The type, characteristics and amount of the credit support, if any, will be a function of certain characteristics of the mortgage loans or Underlying MBS evidenced by or securing the MBS and other factors and generally will have been established for the MBS on the basis of requirements of any Rating Agency that may have assigned a rating to the MBS or the initial purchasers of the MBS.

     The prospectus supplement for a series of certificates evidencing interests in assets that include MBS will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amount or
         Notional Amount, as applicable, and type of the MBS to be included in the trust fund;

     o   the original and remaining term to stated maturity of the MBS, if applicable;

     o   whether the MBS is entitled only to interest payments, only to principal payments or to both;

     o   the pass-through or bond rate of the MBS or formula for determining the rates, if any;

     o   the applicable payment provisions for the MBS, including, but not limited to, any priorities, payment schedules and subordination features;

     o   the MBS issuer, MBS servicer and MBS trustee, as applicable;

     o   characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans, the Underlying MBS or directly to the MBS;

     o   the terms on which the MBS or the related Underlying Mortgage Loans or
         Underlying MBS may, or are required to, be purchased prior to their maturity;

                                      -28-

     o   the terms on which mortgage loans or Underlying MBS may be substituted for those originally underlying the MBS;

     o   the servicing fees payable under the MBS Agreement;

     o   the type of information in respect of the Underlying Mortgage Loans described under "--Mortgage Loans--Mortgage Loan Information in
         Prospectus Supplements" above, and the type of information in respect of the Underlying MBS described in this paragraph;

     o   the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS, and

     o   whether the MBS is in certificated form, book-entry form or held through a depository such as The Depository Trust Company or the
         Participants Trust Company.

     If specified in the prospectus supplement for a series of certificates, a trust fund may contain one or more MBS issued by Morgan Stanley Capital I Inc.
that each represent an interest in one or more Underlying Mortgage Loans. The prospectus supplement for a series will contain the disclosure concerning the
MBS described in the preceding paragraph and, in particular, will disclose the
Underlying Mortgage Loans appropriately in light of the percentage of the aggregate principal balance of all assets represented by the principal balance of the MBS.

GOVERNMENT SECURITIES

     The prospectus supplement for a series of certificates evidencing interests in assets of a trust fund that include government securities will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amounts or
         Notional Amounts, as applicable, and types of the government securities to be included in the trust fund;

     o   the original and remaining terms to stated maturity of the government securities;

     o   whether the government securities are entitled only to interest payments, only to principal payments or to both;

     o   the interest rates of the government securities or the formula to determine the rates, if any;

     o   the applicable payment provisions for the government securities; and

     o   to what extent, if any, the obligation evidenced by the related series of certificates is backed by the full faith and credit of the United
         States.

ACCOUNTS

     Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders into which the person or persons designated in the related prospectus supplement will, to the extent described in this prospectus and in the related prospectus supplement deposit all payments and collections received or advanced with respect to the assets and other assets in the trust fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held in that account may be held as cash or invested in short-term, investment grade obligations, in each case as described in the related prospectus supplement. See "Description of the
Agreements--Certificate Account and Other Collection Accounts."

CREDIT SUPPORT

     If so provided in the related prospectus supplement, partial or full protection against certain defaults and losses on the assets in the related trust fund may be provided to one or more classes of certificates in the related series in the form of subordination of one or more other classes of certificates in the series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof. The amount and types of coverage, the identification of the entity providing the coverage if applicable and related information with respect to each type of Credit Support, if any, will be described in the

                                      -29-

prospectus supplement for a series of certificates. See "Risk Factors--Credit
Support May Not Cover Losses Or Risks Which Could Adversely Affect Payment On
Your Certificates."

CASH FLOW AGREEMENTS

     If so provided in the related prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates. Currency exchange agreements might be included in the trust fund if some or all of the mortgage loans or MBS, such as mortgage loans secured by mortgaged properties located outside the United States, were denominated in a non-United States currency. The principal terms of any guaranteed investment contract or other agreement, including, without limitation, provisions relating to the timing, manner and amount of payments and provisions relating to termination, will be described in the prospectus supplement for the related series. In addition, the related prospectus supplement will provide information with respect to the obligor under any Cash Flow Agreement.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the certificates will be applied by Morgan Stanley Capital I Inc. to the purchase of assets and to pay for certain expenses incurred in connection with the purchase of assets and sale of certificates. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of assets acquired by Morgan Stanley
Capital I Inc., prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

     The yield on any offered certificate will depend on the price paid by the certificateholder will accrue interest thereon based on a pass-through rate of the certificate, the receipt and timing of receipt of distributions on the certificate and the weighted average life of the assets in the related trust fund, which may be affected by prepayments, defaults, liquidations or repurchases. See "Risk Factors."

PASS-THROUGH RATE

     Certificates of any class within a series may have fixed, variable or adjustable pass-through rates, which may or may not be based upon the interest rates borne by the assets in the related trust fund. The prospectus supplement with respect to any series of certificates will specify

     o   the pass-through rate for each class of certificates or, in the case of a variable or adjustable pass-through rate, the method of determining the pass-through rate;

     o   the effect, if any, of the prepayment of any mortgage loan or MBS on the pass-through rate of one or more classes of certificates; and

     o   whether the distributions of interest on the certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

     The effective yield to maturity to each holder of certificates entitled to payments of interest will be below that otherwise produced by the applicable pass-through rate and purchase price of the certificate because, while interest may accrue on each asset during a certain period, the distribution of interest will be made on a day which may be several days, weeks or months following the period of accrual.

                                      -30-

TIMING OF PAYMENT OF INTEREST

     Each payment of interest on the certificates will have a stated principal amount in addition to the certificate Balance of a class of Accrual
Certificates, and will be distributed to certificateholders as provided in the related prospectus supplement and will include interest accrued during the
Interest Accrual Period for that Distribution Date. As indicated in this prospectus under "--Pass-Through Rate" above, if the Interest Accrual Period ends on a date other than a Distribution Date for the related series, the yield realized by the holders of the certificates may be lower than the yield that would result if the Interest Accrual Period ended on that Distribution Date. In addition, if so specified in the related prospectus supplement, interest accrued for an Interest Accrual Period for one or more classes of certificates may be calculated on the assumption that distributions of principal, additions to the
Certificate Balance of Accrual Certificates and allocations of losses on the assets may be made on the first day of the Interest Accrual Period for a
Distribution Date and not on that Distribution Date. This method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The
Interest Accrual Period for any class of offered certificates will be described in the related prospectus supplement.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

     The yield to maturity on the certificates will be affected by the rate of principal payments on the assets including principal prepayments on mortgage loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations. These payments may be directly dependent upon the payments on leases underlying the mortgage loans. The rate at which principal prepayments occur on the mortgage loans will be affected by a variety of factors, including, without limitation, the terms of the mortgage loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the mortgage rates on the mortgage loans comprising or underlying the assets in a particular trust fund, the mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by the mortgage loans. In this regard, it should be noted that assets may consist of mortgage loans with different mortgage rates and the stated pass-through or pay-through interest rate of certain MBS may be a number of percentage points higher or lower than the underlying mortgage loans. The rate of principal payments on some or all of the classes of certificates of a series

     o   will correspond to the rate of principal payments on the assets in the related trust fund;

     o   is likely to be affected by the existence of Lockout Periods and
         Prepayment Premium provisions of the mortgage loans underlying or comprising the assets; and

     o   is likely to be affected to the extent the servicer of any mortgage loan is able to enforce the Lockout Period and Prepayment Premium provisions.

Mortgage loans with a Lockout Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without these provisions, with shorter Lockout Periods or with lower Prepayment Premiums.

     If the purchaser of a certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the prospectus supplement for a series of certificates, the effect on yield on one or more classes of the certificates of the series of prepayments of the assets in the related trust fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to these classes.

     When a full prepayment is made on a mortgage loan, the borrower is charged interest on the principal amount of the mortgage loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the related prospectus supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of certificates entitled to payments of interest because interest on the principal amount of any mortgage loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the related prospectus supplement, a partial prepayment of

                                      -31-

principal is applied so as to reduce the outstanding principal balance of the related mortgage loan as of the Due Date in the month in which the partial prepayment is received. As a result, to the extent set forth in the related prospectus supplement, the effect of a partial prepayment on a mortgage loan will be to reduce the amount of interest passed through to holders of certificates in the month following the receipt of the partial prepayment by an amount equal to one month's interest at the applicable pass-through rate on the prepaid amount.

     The timing of changes in the rate of principal payments on the mortgage loans or MBS may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage loans or the MBS and distributed on a certificate, the greater the effect on the investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher or lower than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease or increase in the rate of principal payments.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the assets included in or comprising a trust fund and the rate at which payments are made from any
Credit Support or Cash Flow Agreement for the related series of certificates may affect the ultimate maturity and the weighted average life of each class of a series. Prepayments on the mortgage loans comprising or underlying the mortgage loans or MBS in a particular trust fund will generally accelerate the rate at which principal is paid on some or all of the classes of the certificates of the related series.

     If so provided in the prospectus supplement for a series of certificates, one or more classes of certificates may have a final scheduled Distribution
Date, which is the date on or prior to which the certificate Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to that series set forth in the related prospectus supplement.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of a class of certificates of a series will be influenced by the rate at which principal on the mortgage loans comprising or underlying the mortgage loans or MBS is paid to that class, which may be in the form of scheduled amortization or prepayments which include prepayments, in whole or in part, and liquidations due to default.

     In addition, the weighted average life of the certificates may be affected by the varying maturities of the mortgage loans comprising or underlying the
MBS. If any mortgage loans comprising or underlying the assets in a particular trust fund have actual terms to maturity of less than those assumed in calculating final scheduled Distribution Dates for the classes of certificates of the related series, one or more classes of certificates may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the assets will, to some extent, be a function of the mix of mortgage rates and maturities of the mortgage loans comprising or underlying the assets. See "Description of the Trust Funds."

     Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans.

     Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans underlying or comprising the mortgage loans, the MBS or both. Moreover,
CPR was developed based upon historical prepayment experience for single family loans. Thus, it is likely that prepayment of any mortgage loans comprising or underlying the mortgage loans or the MBS for any series will not conform to any particular level of CPR.

     Morgan Stanley Capital I Inc. is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

     The prospectus supplement with respect to each series of certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of offered certificates of the series and the percentage of the initial certificate Balance of each class that would be outstanding on specified
Distribution Dates. The information in these tables will be based on the assumptions stated in the prospectus supplement, including assumptions that

                                      -32-

prepayments on the mortgage loans comprising or underlying the related assets are made at rates corresponding to various percentages of CPR or at other rates specified in the prospectus supplement. These tables and assumptions are intended to illustrate the sensitivity of weighted average life of the certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the certificates. It is unlikely that prepayment of any mortgage loans comprising or underlying the mortgage loans or MBS for any series will conform to any particular level of CPR or any other rate specified in the related prospectus supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

  TYPE OF MORTGAGE ASSET

     A number of mortgage loans may have balloon payments due at maturity.
Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, there is a risk that mortgage loans having balloon payments may default at maturity, or that the servicer may extend the maturity of this type of mortgage loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the servicer may, to the extent and under the circumstances set forth in the related prospectus supplement, be permitted to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan will tend to extend the weighted average life of the certificates. This would lengthen the period of time elapsed from the date of issuance of a certificate until it is retired.

  FORECLOSURES AND PAYMENT PLANS

     The number of foreclosures and the principal amount of the mortgage loans comprising or underlying the mortgage loans or MBS that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average life of the mortgage loans comprising or underlying the mortgage loans or MBS and that of the related series of certificates. Servicing decisions made with respect to the mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular mortgage loans and thus the weighted average life of the certificates.

  DUE-ON-SALE AND DUE-ON-ENCUMBRANCE CLAUSES

     Acceleration of mortgage payments as a result of transfers of or the creation of encumbrances upon underlying mortgaged property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant prospectus supplement. A number of the mortgage loans comprising or underlying the assets may include "due-on-sale" clauses or
"due-on-encumbrance" clauses that allow the holder of the mortgage loans to demand payment in full of the remaining principal balance of the mortgage loans upon sale or other transfers of or the creation of encumbrances upon the related mortgaged property. With respect to any Whole Loans, unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will be required to exercise--or waive its right to exercise--any rights that the trustee may have as lender to accelerate payment of the Whole
Loan in a manner consistent with the Servicing Standard. See "Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance" and
"Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions."

                                  THE DEPOSITOR

     Morgan Stanley Capital I Inc., the depositor, is a direct wholly-owned subsidiary of Morgan Stanley and was incorporated in the State of Delaware on
January 28, 1985. The principal executive offices of Morgan Stanley Capital I
Inc. are located at 1585 Broadway, 37th Floor, New York, New York 10036. Its
telephone number is (212) 761-4000.

     Morgan Stanley Capital I Inc. does not have, nor is it expected in the future to have, any significant assets.

                                      -33-

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates of each series, including any class of certificates not offered by this prospectus, will represent the entire beneficial ownership interest in the trust fund created pursuant to the related Agreement. Each series of certificates will consist of one or more classes of certificates that may:

     o   provide for the accrual of interest thereon based on fixed, variable or adjustable rates;

     o   be senior or subordinate to one or more other classes of certificates in respect of distributions on the certificates;

     o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

     o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

     o   provide for distributions of accrued interest thereon commencing only following the occurrence of events, such as the retirement of one or more other classes of certificates of the series;

     o   provide for payments of principal sequentially, based on specified payment schedules, from only a portion of the assets in the trust fund or based on specified calculations, to the extent of available funds, in each case as described in the related prospectus supplement;

     o   provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Certificate component and a Stripped Interest Certificate component; or

     o   do all or any combination of the above.

Any of the foregoing may be included in the certificates being offered to you.

     Each class of offered certificates of a series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped
Interest Certificates, Notional Amounts or percentage interests specified in the related prospectus supplement. The transfer of any offered certificates may be registered and these certificates may be exchanged without the payment of any service charge payable in connection with the registration of transfer or exchange. However Morgan Stanley Capital I Inc. or the trustee or any of its agents may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of certificates of a series may be issued in definitive form or in book-entry form, as provided in the related prospectus supplement. See "Risk Factors--If Your Certificate Is Book-Entry, You
Will Not Be Recognized As Certificateholder By The Trustee." Under limited circumstances, definitive certificates will be exchangeable for other certificates of the same class and series of a like aggregate Certificate
Balance, Notional Amount or percentage interest but of different authorized denominations.

DISTRIBUTIONS

     Distributions on the certificates of each series will be made by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement from the Available Distribution Amount for the series and the Distribution Date. Except as otherwise specified in the related prospectus supplement, distributions other than the final distribution will be made to the persons in whose names the certificates are registered on the Record Date, and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement. All distributions with respect to each class of certificates on each Distribution Date will be allocated pro rata among the outstanding certificates in the class or by random selection, as described in the related prospectus supplement or otherwise established by the related trustee.

     Payments will be made either by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities to receive payments by wire transfer, if the

                                      -34-

certificateholder has so notified the trustee or other person required to make the payments no later than the date specified in the related prospectus supplement and, if so provided in the related prospectus supplement, holds certificates in the requisite amount specified in the related prospectus supplement, or by check mailed to the address of the person entitled to receive payments as it appears on the Certificate Register. However, the final distribution in retirement of the certificates, whether definitive certificates or book-entry certificates, will be made only upon presentation and surrender of the certificates at the location specified in the notice to certificateholders of the final distribution.

AVAILABLE DISTRIBUTION AMOUNT

     All distributions on the certificates of each series on each Distribution
Date will be made from the Available Distribution Amount described in this paragraph, in accordance with the terms described in the related prospectus supplement. Unless provided otherwise in the related prospectus supplement, the
Available Distribution Amount for each Distribution Date equals the sum of the following amounts:

     1.  the total amount of all cash on deposit in the related Certificate
         Account as of the corresponding Determination Date, exclusive of:

          o   all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Period;

          o   unless the related prospectus supplement provides otherwise, all prepayments, together with related payments of the interest thereon and related prepayment premiums, Liquidation Proceeds,
              Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period; and

          o   all amounts in the Certificate Account that are due or
              reimbursable to Morgan Stanley Capital I Inc., the trustee, an asset seller, a subservicer, a special servicer, the master servicer or any other entity as specified in the related
              prospectus supplement or that are payable in respect of certain expenses of the related trust fund;

     2.  if the related prospectus supplement so provides, interest or investment income on amounts on deposit in the Certificate Account, including any net amounts paid under any Cash Flow Agreements;

     3.  all advances made by a master servicer or any other entity as specified in the related prospectus supplement with respect to the Distribution
         Date;

     4.  if and to the extent the related prospectus supplement so provides, amounts paid by a master servicer or any other entity as specified in the related prospectus supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

     5.  unless the related prospectus supplement provides otherwise, to the extent not on deposit in the related Certificate Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to the Distribution Date.

     The entire Available Distribution Amount will be distributed among the related certificates, including any certificates not offered hereby, on each
Distribution Date, and accordingly will be released from the trust fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of certificates, other than classes of Stripped Principal
Certificates that have no pass-through rate, may have a different pass-through rate, which will be a fixed, variable or adjustable rate at which interest will accrue on the class or a component thereof. The related prospectus supplement will specify the pass-through rate for each class or component or, in the case of a variable or adjustable pass-through rate, the method for determining the pass-through rate. Unless otherwise specified in the related prospectus supplement, interest on the certificates will be calculated on the basis of a
360-day year consisting of twelve 30-day months.

                                      -35-

     In general, distributions of interest in respect of the certificates of any class will be made on each Distribution Date based on the Accrued Certificate
Interest for the class and the Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to the class on the
Distribution Date. Accrual Certificates, however, will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related prospectus supplement. In addition, any class of Stripped Principal Certificates are not entitled to any distributions of interest. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on the class will be added to the Certificate Balance thereof on each Distribution Date. Unless otherwise provided in the prospectus supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding Notional
Amount thereof immediately prior to each Distribution Date, at the applicable pass-through rate, reduced as described below in the next paragraph.

     The method of determining the Notional Amount for any class of Stripped
Interest Certificates will be described in the related prospectus supplement.
Reference to Notional Amount is solely for convenience in calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the related prospectus supplement, the Accrued Certificate
Interest on a series of certificates will be reduced in the event of prepayment interest shortfalls. Prepayment interest shortfalls are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in the accrual period on the mortgage loans comprising or underlying the mortgage loans or MBS in the trust fund for the series. The particular manner in which these shortfalls are to be allocated among some or all of the classes of certificates of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on a class of offered certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund. Similarly, with respect to
Accrual Certificates, the related prospectus supplement will describe the extent to which the amount of Accrued Certificate Interest that may be added to the
Certificate Balance of a Class of Offered Certificates may be reduced. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to the class of a portion of any deferred interest on the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund will result in a corresponding increase in the Certificate Balance of the class. See "Risk Factors--Prepayments And
Repurchases May Reduce The Yield On Your Certificates," and "--If Prepayment
Premiums Are Not Enforced, Your Certificates May Be Adversely Affected," and
"Yield Considerations."

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

     The certificates of each series, other than certain classes of Stripped
Interest Certificates, will have a Certificate Balance. The Certificate Balance will equal the maximum principal amount that the holder will be entitled to receive out of future cash flow on the assets in the trust fund. The outstanding
Certificate Balance of a certificate will be reduced to the extent of distributions of principal and, if and to the extent so provided in the related prospectus supplement, by the amount of losses incurred in respect of the related assets. The outstanding Certificate Balance may be increased in respect of deferred interest on the related mortgage loans to the extent provided in the related prospectus supplement. The outstanding Certificate Balance may be increased in the case of Accrual Certificates, prior to the Distribution Date on which distributions of interest are required to commence, by any related Accrued
Certificate Interest. Unless otherwise provided in the related prospectus supplement, the initial aggregate Certificate Balance of all classes of certificates of a series will not be greater than the outstanding aggregate principal balance of the related assets as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a series and each class thereof will be specified in the related prospectus supplement. Unless otherwise provided in the related prospectus supplement, distributions of principal will be made on each
Distribution Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement until the
Certificate Balance of that class has been reduced to zero. Stripped Interest
Certificates with no Certificate Balance are not entitled to any distributions of principal.

COMPONENTS

     To the extent specified in the related prospectus supplement, distribution on a class of certificates may be based on a combination of two or more different components as described under "--General" above. To the extent, the descriptions set forth under "--Distributions of Interests on the Certificates"
and "--Distributions of Principal of the

                                      -36-

Certificates" above also relate to components of a class of certificates. In this case, references to Certificate Balance and pass-through rate refer to the principal balance, if any, of any component and the pass-through rate, if any, on any component, respectively.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY
PARTICIPATIONS

     If so provided in the related prospectus supplement, prepayment premiums or payments in respect of Equity Participations that are collected on the mortgage loans or MBS in the related trust fund will be distributed on each Distribution
Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     If so provided in the prospectus supplement for a series of certificates consisting of one or more classes of Subordinate Certificates, on any
Distribution Date in respect of which losses or shortfalls in collections on the mortgage loans or MBS or both have been incurred, the amount of losses or shortfalls will be borne first by a class of Subordinate Certificates in the priority and manner and subject to the limitations specified in the prospectus supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a trust fund against losses and shortfalls on mortgage loans or MBS comprising the trust fund.

ADVANCES IN RESPECT OF DELINQUENCIES

     With respect to any series of certificates evidencing an interest in a trust fund, unless otherwise provided in the related prospectus supplement, the master servicer or another entity described in the prospectus supplement will be required as part of its servicing responsibilities to advance on or before each
Distribution Date its own funds or funds held in the Certificate Account that are not included in the Available Distribution Amount for the Distribution Date.
The master servicer or other entity required to make advances will do so, in an amount equal to the aggregate of payments of principal, other than any balloon payments, and interest, net of related servicing fees and Retained Interest, that were due on the Whole Loans in the trust fund during the related Due Period and were delinquent on the related Determination Date. The master servicer or other entity required to make advances will advance, subject to that entity's good faith determination that the advances will be reimbursable from Related
Proceeds. In the case of a series of certificates that includes one or more classes of Subordinate Certificates and if so provided in the related prospectus supplement, the master servicer's or another entity's advance obligation may be limited only to the portion of the delinquencies necessary to make the required distributions on one or more classes of Senior Certificates and may be subject to the master servicer's or another entity's good faith determination that the advances will be reimbursable not only from Related Proceeds but also from collections on other assets otherwise distributable on one or more classes of
Subordinate Certificates. See "Description of Credit Support."

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates. Advances do not guaranty or insure against losses. Unless otherwise provided in the related prospectus supplement, advances of the master servicer's or another entity's funds will be reimbursable only out of Related Proceeds and, if so provided in the prospectus supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Certificates of the series.
However, advances will be reimbursable from amounts in the Certificate Account prior to distributions being made on the certificates, to the extent that the master servicer or another entity shall determine in good faith that the advance is a Nonrecoverable Advance. If advances have been made by the master servicer from excess funds in the Certificate Account, the master servicer is required to replace the funds in the Certificate Account on any future Distribution Date to the extent that funds in the Certificate Account on the Distribution Date are
less than payments required to be made to certificateholders on that date. If so specified in the related prospectus supplement, the obligations of the master servicer or another entity to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any surety bond, will be set forth in the related prospectus supplement.

     If and to the extent so provided in the related prospectus supplement, the master servicer or another entity will be entitled to receive interest at the rate specified in the prospectus supplement on its outstanding advances and will be entitled to pay itself interest periodically from general collections on the assets prior to any payment to certificateholders or as otherwise provided in the related Agreement and described in the prospectus supplement.

                                      -37-

     The prospectus supplement for any series of certificates evidencing an interest in a trust fund that includes MBS will describe any corresponding advancing obligation of any person in connection with the MBS.

REPORTS TO CERTIFICATEHOLDERS

     Unless otherwise provided in the prospectus supplement, with each distribution to holders of any class of certificates of a series, the master servicer or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each holder, to Morgan Stanley Capital I
Inc. and to the other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

     (1) the amount of the distribution to holders of certificates of that class applied to reduce the Certificate Balance thereof;

     (2) the amount of the distribution to holders of certificates of that class allocable to Accrued Certificate Interest;

     (3) the amount of the distribution allocable to

         o    prepayment premiums and

         o    payments on account of Equity Participations;

     (4) the amount of related servicing compensation received by a master servicer and, if payable directly out of the related trust fund, by any special servicer and any subservicer and any other customary information as that master servicer or trustee deem necessary or desirable, or that a certificateholder reasonably requests, to enable certificateholders to prepare their tax returns;

     (5) the aggregate amount of advances included in that distribution, and the aggregate amount of unreimbursed advances at the close of business on that Distribution Date;

     (6) the aggregate principal balance of the assets at the close of business on that Distribution Date;

     (7) the number and aggregate principal balance of Whole Loans in respect of which:

         o    one scheduled payment is delinquent,

         o    two scheduled payments are delinquent,

         o    three or more scheduled payments are delinquent and

         o    foreclosure proceedings have been commenced;

     (8) with respect to each Whole Loan that is delinquent two or more months:

         o    the loan number thereof,

         o    the unpaid balance thereof,

         o    whether the delinquency is in respect of any balloon payment,

         o    the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof,

         o    if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming the mortgage loan is subsequently liquidated through foreclosure,

         o    whether a notice of acceleration has been sent to the borrower and, if so, the date of the notice,

         o    whether foreclosure proceedings have been commenced and, if so, the date so commenced and

                                      -38-

          o   if the mortgage loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

     (9)  with respect to any Whole Loan liquidated during the related Due
          Period other than by payment in full:

          o   the loan number thereof,

          o   the manner in which it was liquidated and

          o   the aggregate amount of liquidation proceeds received;

     (10) with respect to any Whole Loan liquidated during the related Due
          Period,

          o   the portion of the liquidation proceeds payable or reimbursable to the master servicer, or any other entity, in respect of the mortgage loan and

          o   the amount of any loss to certificateholders;

     (11) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period,

          o   the loan number of the related mortgage loan and

          o   the date of acquisition;

     (12) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period:

          o   the book value,

          o   the principal balance of the related mortgage loan immediately following the Distribution Date, calculated as if the mortgage loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement,

          o   the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and

          o   if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

     (13) with respect to any REO Property sold during the related Due Period

          o   the loan number of the related mortgage loan,

          o   the aggregate amount of sale proceeds,

          o   the portion of sales proceeds payable or reimbursable to the master servicer or a special servicer in respect of the REO
              Property or the related mortgage loan and

          o   the amount of any loss to certificateholders in respect of the related mortgage loan;

     (14) the aggregate Certificate Balance or Notional Amount, as the case may be, of each class of certificates including any class of certificates not offered hereby at the close of business on the Distribution Date, separately identifying any reduction in the Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate
          Interest has been added to the balance;

     (15) the aggregate amount of principal prepayments made during the related
          Due Period;

     (16) the amount deposited in the reserve fund, if any, on the Distribution
          Date;

                                      -39-

     (17) the amount remaining in the reserve fund, if any, as of the close of business on the Distribution Date;

     (18) the aggregate unpaid Accrued Certificate Interest, if any, on each class of certificates at the close of business on the Distribution
          Date;

     (19) in the case of certificates with a variable pass-through rate, the pass-through rate applicable to the Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related prospectus supplement;

     (20) in the case of certificates with an adjustable pass-through rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable pass-through rate applicable to the
          Distribution Date and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related prospectus supplement;

     (21) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included in the Series as of the close of business on the Distribution Date; and

     (22) the aggregate amount of payments by the borrowers of:

          o   default interest,

          o   late charges and

          o   assumption and modification fees collected during the related Due
              Period.

     In the case of information furnished pursuant to subclauses (1)-(4) above, the amounts generally will be expressed as a dollar amount per minimum denomination of certificates. In addition, in the case of information furnished pursuant to subclauses (1), (2), (14), (18) and (19) above, the amounts shall also be provided with respect to each component, if any, of a class of certificates. The master servicer or the trustee, as specified in the related prospectus supplement, will forward or cause to be forwarded to each holder, to
Morgan Stanley Capital I Inc. and to any other parties as may be specified in the Agreement, a copy of any statements or reports received by the master servicer or the trustee, as applicable, with respect to any MBS. The prospectus supplement for each series of offered certificates will describe any additional information to be included in reports to the holders of the certificates.

     Within a reasonable period of time after the end of each calendar year, the master servicer or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a holder of a certificate a statement containing the information set forth in subclauses (1)-(4) above, aggregated for the calendar year or the applicable portion thereof during which the person was a certificateholder. This obligation of the master servicer or the trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the master servicer or the trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the
Certificates--Book-Entry Registration and Definitive Certificates."

TERMINATION

     The obligations created by the Agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the Certificate Account or by the master servicer, if any, or the trustee and required to be paid to them pursuant to the Agreement following the earlier of

     o   the final payment or other liquidation of the last asset subject thereto or the disposition of all property acquired upon foreclosure of any Whole Loan subject thereto and

     o   the purchase of all of the assets of the trust fund by the party entitled to effect the termination, under the circumstances and in the manner set forth in the related prospectus supplement.

In no event, however, will the trust fund created by the Agreement continue beyond the date specified in the related prospectus supplement. Written notice of termination of the Agreement will be given to each certificateholder, and the final distribution will be made only upon presentation and surrender of the certificates at the location to be specified in the notice of termination.

                                      -40-

     If so specified in the related prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the related prospectus supplement, upon the reduction of the Certificate Balance of a specified class or classes of certificates by a specified percentage or amount, the party specified in the prospectus supplement will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of the assets to retire the class or classes or purchase the class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth in the prospectus supplement.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the related prospectus supplement, one or more classes of the offered certificates of any series will be issued as book-entry certificates, and each class will be represented by one or more single certificates registered in the name of a nominee for the depository, the
Depository Trust Company ("DTC").

     DTC is a limited-purpose trust company organized under the laws of the
State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities
Exchange Act of 1934, as amended. DTC was created to hold securities for its
Participants and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, eliminating the need for physical movement of certificates.
Participants include Morgan Stanley & Co. Incorporated, securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system also is available to Indirect
Participants.

     Unless otherwise provided in the related prospectus supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through Participants and Indirect Participants. In addition, these Certificate Owners will receive all distributions on the book-entry certificates through DTC and its Participants. Under a book-entry format, Certificate Owners will receive payments after the related Distribution
Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each Distribution Date, DTC will forward the payments to its
Participants which thereafter will be required to forward them to Indirect
Participants or Certificate Owners. Unless otherwise provided in the related prospectus supplement, the only certificateholder will be Cede, as nominee of
DTC, and the Certificate Owners will not be recognized by the trustee as certificateholders under the Agreement. Certificate Owners will be permitted to exercise the rights of certificateholders under the related Agreement only indirectly through the Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the book-entry certificates and is required to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and Indirect Participants with which
Certificate Owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit the payments on behalf of their respective Certificate Owners.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificate
Owner to pledge its interest in the book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the book-entry certificates, may be limited due to the lack of a physical certificate evidencing the interest.

     DTC has advised Morgan Stanley Capital I Inc. that it will take any action permitted to be taken by a certificateholder under the Agreement only at the direction of one or more Participants to whose account with DTC interests in the book-entry certificates are credited.

     Unless otherwise specified in the related prospectus supplement, certificates initially issued in book-entry form will be issued as definitive certificates, rather than to DTC or its nominee only if

     o   Morgan Stanley Capital I Inc. advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the certificates and Morgan Stanley
         Capital I Inc. is unable to locate a qualified successor, or

                                      -41-

     o   Morgan Stanley Capital I Inc., at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of definitive certificates for the Certificate Owners.
Upon surrender by DTC of the certificate or certificates representing the book-entry certificates, together with instructions for reregistration, the trustee will issue, or cause to be issued, to the Certificate Owners identified in the instructions the definitive certificates to which they are entitled, and thereafter the trustee will recognize the holders of the definitive certificates as certificateholders under the Agreement.

                          DESCRIPTION OF THE AGREEMENTS

     The certificates will be offered pursuant to a Pooling Agreement or a Trust
Agreement.

     o   A Pooling Agreement will be used where the trust fund includes Whole
         Loans. The parties to a Pooling Agreement will be Morgan Stanley
         Capital I Inc., a trustee, a master servicer and any special servicer appointed as of the date of the Pooling Agreement. If a master servicer is not appointed, a servicer, with, generally, the same obligations as described in this prospectus with respect to the master servicer, unless otherwise specified in the prospectus supplement, will be appointed. This servicer will service all or a significant number of
         Whole Loans directly without a subservicer. References in this prospectus to master servicer and its rights and obligations, to the extent set forth in the related prospectus supplement, shall be deemed to also be references to any servicer servicing Whole Loans directly.

     o   A Trust Agreement will be used where the trust fund does not include
         Whole Loans. The parties to a Trust Agreement will be Morgan Stanley
         Capital I Inc. and a trustee. A manager or administrator may be appointed pursuant to the Trust Agreement for any trust fund to administer the trust fund.

     The provisions of each Agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. A form of a Pooling Agreement has been filed as an exhibit to the Registration
Statement of which this prospectus is a part. Any Trust Agreement will generally conform to the form of Pooling Agreement filed herewith, but will not contain provisions with respect to the servicing and maintenance of Whole Loans. The following summaries describe some of the provisions that may appear in each
Agreement. The prospectus supplement for a series of certificates will describe any provision of the Agreement relating to a series that materially differs from the description thereof contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each trust fund and the description of the provisions in the related prospectus supplement. Morgan
Stanley Capital I Inc. will provide a copy of the Agreement, without exhibits, relating to any series of certificates without charge upon written request of a holder of a certificate of a series addressed to Morgan Stanley Capital I Inc.,
c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New York, New
York 10036, Attention: John E. Westerfield.

ASSIGNMENT OF ASSETS; REPURCHASES

     At the time of issuance of any series of certificates, Morgan Stanley
Capital I Inc. will assign or cause to be assigned to the designated trustee the assets to be included in the related trust fund, together with all principal and interest to be received on or with respect to the assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with the assignment, deliver the certificates to Morgan Stanley Capital I Inc. in exchange for the assets and the other assets comprising the trust fund for the series. Each mortgage loan and MBS will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related prospectus supplement, the schedule will include detailed information

     o   in respect of each Whole Loan included in the related trust fund, including without limitation, the address of the related mortgaged property and type of the property, the mortgage rate and, if applicable, the applicable Index, margin, adjustment date and any rate cap information, the

                                      -42-

         original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value,
         Loan-to-Value Ratio and the Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable, and

     o   in respect of each MBS included in the related trust fund, including without limitation, the MBS issuer, MBS servicer and MBS trustee, the pass-through or bond rate or formula for determining the rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

     With respect to each Whole Loan, Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or to the custodian, certain loan documents, which to the extent set forth in the related prospectus supplement will include the original mortgage note endorsed, without recourse, in blank or to the order of the trustee, the original mortgage or a certified copy thereof with evidence of recording indicated thereon and an assignment of the mortgage to the trustee in recordable form. Notwithstanding the foregoing, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if Morgan Stanley Capital I Inc. delivers to the trustee or the custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to these mortgage loans, the trustee or its nominee may not be able to enforce the mortgage note against the related borrower. Unless otherwise specified in the related prospectus supplement, the asset seller will be required to agree to repurchase, or substitute for, this type of mortgage loan that is subsequently in default if the enforcement thereof or of the related mortgage is materially adversely affected by the absence of the original mortgage note. Unless otherwise provided in the related prospectus supplement, the related Agreement will require Morgan Stanley Capital I Inc. or another party specified in the Agreement to promptly cause each assignment of mortgage to be recorded in the appropriate public office for real property records.
However, in the State of California or in other states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of Morgan Stanley Capital I Inc., the master servicer, the relevant asset seller or any other prior holder of the
Whole Loan, the assignment of mortgage for each related Whole Loan may not be recorded.

     The trustee or a custodian will review the Whole Loan documents within a specified period of days after receipt thereof, and the trustee or a custodian will hold the documents in trust for the benefit of the certificateholders.
Unless otherwise specified in the related prospectus supplement, if any of these documents are found to be missing or defective in any material respect, the trustee or custodian shall immediately notify the master servicer and Morgan
Stanley Capital I Inc., and the master servicer shall immediately notify the relevant asset seller. If the asset seller cannot cure the omission or defect within a specified number of days after receipt of notice, then to the extent set forth in the related prospectus supplement, the asset seller will be obligated, within a specified number of days of receipt of notice, to repurchase the related Whole Loan from the trustee at the Purchase Price or substitute the mortgage loan. There can be no assurance that an asset seller will fulfill this repurchase or substitution obligation, and neither the master servicer nor
Morgan Stanley Capital I Inc. will be obligated to repurchase or substitute the mortgage loan if the asset seller defaults on its obligation. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related prospectus supplement, in lieu of curing any omission or defect in the asset or repurchasing or substituting for the asset, the asset seller may agree to cover any losses suffered by the trust fund as a result of this type of breach or defect.

     If so provided in the related prospectus supplement, Morgan Stanley Capital
I Inc. will, as to some or all of the mortgage loans, assign or cause to be assigned to the trustee the related lease assignments. In certain cases, the trustee, or master servicer, as applicable, may collect all moneys under the related leases and distribute amounts, if any, required under the lease for the payment of maintenance, insurance and taxes, to the extent specified in the related lease agreement. The trustee, or if so specified in the prospectus supplement, the master servicer, as agent for the trustee, may hold the lease in trust for the benefit of the certificateholders.

     With respect to each Government Security or MBS in certificated form,
Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or the custodian the original certificate or other definitive evidence of the Government Security or MBS, as applicable, together with bond power or other instruments, certifications or documents required to transfer fully the
Government Security or MBS, as applicable, to the trustee for the benefit of

                                      -43-

the certificateholders. With respect to each Government Security or MBS in uncertificated or book-entry form or held through a "clearing corporation"
within the meaning of the UCC, Morgan Stanley Capital I Inc. and the trustee will cause the Government Security or MBS to be registered directly or on the books of the clearing corporation or of a financial intermediary in the name of the trustee for the benefit of the certificateholders. Unless otherwise provided in the related prospectus supplement, the related Agreement will require that either Morgan Stanley Capital I Inc. or the trustee promptly cause any MBS and government securities in certificated form not registered in the name of the trustee to be re-registered, with the applicable persons, in the name of the trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the related prospectus supplement Morgan
Stanley Capital I Inc. will, with respect to each Whole Loan, make or assign certain representations and warranties, as of a specified date covering, by way of example, the following types of matters:

     o   the accuracy of the information set forth for the Whole Loan on the schedule of assets appearing as an exhibit to the related Agreement;

     o   the existence of title insurance insuring the lien priority of the
         Whole Loan;

     o   the authority of the Warrantying Party to sell the Whole Loan;

     o   the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related mortgaged property;

     o   the existence of customary provisions in the related mortgage note and mortgage to permit realization against the mortgaged property of the benefit of the security of the mortgage; and

     o   the existence of hazard and extended perils insurance coverage on the mortgaged property.

     Any Warrantying Party, if other than Morgan Stanley Capital I Inc., shall be an asset seller or an affiliate thereof or another person acceptable to
Morgan Stanley Capital I Inc. and shall be identified in the related prospectus supplement.

     Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between the date on which the representations are made and the date of initial issuance of the related series of certificates evidencing an interest in the Whole Loan. Unless otherwise specified in the related prospectus supplement, in the event of a breach of any representation or warranty, the Warrantying Party will be obligated to reimburse the trust fund for losses caused by the breach or either cure the breach or repurchase or replace the affected Whole Loan as described in the next paragraph. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warrantying Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of a representation and warranty only if the relevant event that causes such breach occurs prior to the date on which they were made. The Warranting
Party would have no obligations if the relevant event that causes the breach occurs after that date.

     Unless otherwise provided in the related prospectus supplement, each
Agreement will provide that the master servicer or trustee, or both, will be required to notify promptly the relevant Warrantying Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of the Whole Loan or the interests in the Whole
Loan of the certificateholders. If the Warrantying Party cannot cure the breach within a specified period following the date on which the party was notified of the breach, then

     o   the Warrantying Party will be obligated to repurchase the Whole Loan from the trustee within a specified period from the date on which the
         Warrantying Party was notified of the breach, at the Purchase Price; or

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option, within a specified period after initial issuance of such series of certificates, to cause the
         Whole Loan to be removed from the trust fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related prospectus supplement; or

                                      -44-

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option to reimburse the trust fund or the certificateholders for any losses caused by the breach.

Unless otherwise specified in the related prospectus supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of certificates or the trustee for a breach of representation by a Warrantying Party.

     Neither Morgan Stanley Capital I Inc., except to the extent that it is the
Warrantying Party, nor the master servicer will be obligated to purchase or substitute for a Whole Loan if a Warrantying Party defaults on its obligation to do so, and no assurance can be given that Warrantying Parties will carry out their obligations with respect to Whole Loans.

     Unless otherwise provided in the related prospectus supplement the
Warrantying Party will, with respect to a trust fund that includes government securities or MBS, make or assign certain representations or warranties, as of a specified date, with respect to the government securities or MBS, covering

     o   the accuracy of the information set forth therefor on the schedule of assets appearing as an exhibit to the related Agreement and

     o   the authority of the Warrantying Party to sell the assets.

The related prospectus supplement will describe the remedies for a breach thereof.

     A master servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any of these representations which materially and adversely affects the interests of the certificateholders and which continues unremedied for thirty days after the giving of written notice of the breach to the master servicer, the trustee or Morgan Stanley Capital I Inc. will constitute an Event of Default under the Agreement. See "--Events of Default"
and "--Rights Upon Event of Default," below.

CERTIFICATE ACCOUNT AND OTHER COLLECTION ACCOUNTS

  GENERAL

     The master servicer or the trustee or both will, as to each trust fund, establish and maintain or cause to be established and maintained, the
Certificate Account, which must be either

     o   an account or accounts the deposits in which are insured by the Bank
         Insurance Fund or the Savings Association Insurance Fund of the FDIC,
         to the limits established by the FDIC, and the uninsured deposits in which are otherwise secured such that the certificateholders have a claim with respect to the funds in the Certificate Account or a perfected first priority security interest against any collateral securing the funds that is superior to the claims of any other depositors or general creditors of the institution with which the
         Certificate Account is maintained or

     o   otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of certificates of the series.

The collateral eligible to secure amounts in the Certificate Account is limited to Permitted Investments. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account and the funds held in the account may be invested pending each succeeding Distribution Date in short-term Permitted
Investments. Unless otherwise provided in the related prospectus supplement, any interest or other income earned on funds in the Certificate Account will be paid to a master servicer or its designee as additional servicing compensation. The
Certificate Account may be maintained with an institution that is an affiliate of the master servicer, if applicable, provided that the institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating
Agency or Agencies and so specified in the related prospectus supplement, a
Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the master servicer or serviced or master serviced by it on behalf of others.

                                      -45-

  DEPOSITS

         A master servicer or the trustee will deposit or cause to be deposited in the Certificate Account for one or more trust funds on a daily basis, unless otherwise provided in the related Agreement, the following payments and collections received, or advances made, by the master servicer or the trustee or on its behalf subsequent to the Cut-off Date, other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained
Interest, all payments on account of principal, including principal prepayments, on the assets;

     (1)   all payments on account of interest on the assets, including any default interest collected, in each case net of any portion thereof retained by a master servicer, a subservicer or a special servicer as its servicing compensation and net of any Retained Interest;

     (2)   all proceeds of the hazard, business interruption and general liability insurance policies to be maintained in respect of each mortgaged property securing a Whole Loan in the trust fund, to the extent the proceeds are not applied to the restoration of the property or released to the borrower in accordance with normal servicing procedures and all Insurance Proceeds and all Liquidation
           Proceeds, together with the net proceeds on a monthly basis with respect to any mortgaged properties acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

     (3)   any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of certificates as described under "Description of Credit Support";

     (4)   any advances made as described under "Description of the
           Certificates--Advances in Respect of Delinquencies";

     (5)   any amounts representing prepayment premiums;

     (6)   any amounts paid under any Cash Flow Agreement, as described under
           "Description of the Trust Funds--Cash Flow Agreements";

     (7)   all proceeds of any asset or, with respect to a Whole Loan, property acquired in respect thereof purchased by Morgan Stanley Capital I
           Inc., any asset seller or any other specified person as described above under "--Assignment of Assets; Repurchases" and
           "--Representations and Warranties; Repurchases," all proceeds of any defaulted mortgage loan purchased as described below under
           "--Realization Upon Defaulted Whole Loans," and all proceeds of any asset purchased as described above under "Description of the
           Certificates--Termination";

     (8)   any amounts paid by a master servicer to cover certain interest shortfalls arising out of the prepayment of Whole Loans in the trust fund as described under "Description of the Agreements--Retained
           Interest; Servicing Compensation and Payment of Expenses";

     (9)   to the extent that any item does not constitute additional servicing compensation to a master servicer, any payments on account of modification or assumption fees, late payment charges, prepayment premiums or Equity Participations on the mortgage loans or MBS or both;

     (10)  all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described below under "--Hazard Insurance Policies";

     (11)  any amount required to be deposited by a master servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the Certificate Account; and

     (12)  any other amounts required to be deposited in the Certificate Account as provided in the related Agreement and described in the related prospectus supplement.

                                      -46-

  WITHDRAWALS

         A master servicer or the trustee may, from time to time, unless otherwise provided in the related Agreement and described in the related prospectus supplement, make withdrawals from the Certificate Account for each trust fund for any of the following purposes:

     (1)   to make distributions to the certificateholders on each Distribution
           Date;

     (2)   to reimburse a master servicer for unreimbursed amounts advanced as described above under "Description of the Certificates--Advances in
           Respect of Delinquencies," the reimbursement to be made out of amounts received which were identified and applied by the master servicer as late collections of interest, net of related servicing fees and Retained Interest, on and principal of the particular Whole
           Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to those Whole
           Loans;

     (3)   to reimburse a master servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to
           Whole Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation
           Proceeds and Insurance Proceeds collected on the particular Whole
           Loans and properties, and net income collected on the particular properties, with respect to which the fees were earned or the expenses were incurred or out of amounts drawn under any form of
           Credit Support with respect to such Whole Loans and properties;

     (4)   to reimburse a master servicer for any advances described in clause
           (2) above and any servicing expenses described in clause (3) above which, in the master servicer's good faith judgment, will not be recoverable from the amounts described in clauses (2) and (3), respectively, the reimbursement to be made from amounts collected on other assets or, if and to the extent so provided by the related
           Agreement and described in the related prospectus supplement, just from that portion of amounts collected on other assets that is otherwise distributable on one or more classes of Subordinate
           Certificates, if any, remain outstanding, and otherwise any outstanding class of certificates, of the related series;

     (5)   if and to the extent described in the related prospectus supplement, to pay a master servicer interest accrued on the advances described in clause (2) above and the servicing expenses described in clause
           (3) above while these amounts remain outstanding and unreimbursed;

     (6)   to pay for costs and expenses incurred by the trust fund for environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes, substances and materials on, mortgaged properties securing defaulted Whole Loans as described below under "--Realization Upon Defaulted Whole Loans";

     (7)   to reimburse a master servicer, Morgan Stanley Capital I Inc., or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters
           Regarding a Master Servicer and the Depositor";

     (8)   if and to the extent described in the related prospectus supplement, to pay or to transfer to a separate account for purposes of escrowing for the payment of the trustee's fees;

     (9)   to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters Regarding the Trustee";

     (10)  unless otherwise provided in the related prospectus supplement, to pay a master servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the
           Certificate Account;

     (11)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account that were identified and applied by the master servicer as recoveries of Retained Interest;

                                      -47-

     (12)  to pay for costs reasonably incurred in connection with the proper operation, management and maintenance of any mortgaged property acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, these payments to be made out of income received on this type of property;

     (13)  if one or more elections have been made to treat the trust fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described below under "Federal Income Tax
           Consequences--REMICs--Prohibited Transactions Tax and Other Taxes";

     (14)  to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Whole Loan or a property acquired in respect thereof in connection with the liquidation of the defaulted Whole Loan or property;

     (15)  to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of certificateholders;

     (16)  to pay for the costs of recording the related Agreement if recordation materially and beneficially affects the interests of certificateholders, provided that the payment shall not constitute a waiver with respect to the obligation of the Warrantying Party to remedy any breach of representation or warranty under the Agreement;

     (17)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account in error, including amounts received on any asset after its removal from the trust fund whether by reason of purchase or substitution as contemplated by "--Assignment of Assets;
           Repurchase" and "--Representations and Warranties; Repurchases" or
           otherwise;

     (18)  to make any other withdrawals permitted by the related Agreement and described in the related prospectus supplement; and

     (19)  to clear and terminate the Certificate Account at the termination of the trust fund.

  OTHER COLLECTION ACCOUNTS

     Notwithstanding the foregoing, if so specified in the related prospectus supplement, the Agreement for any series of certificates may provide for the establishment and maintenance of a separate collection account into which the master servicer or any related subservicer or special servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more series of certificates. Any amounts on deposit in any collection account will be withdrawn therefrom and deposited into the appropriate Certificate Account by a time specified in the related prospectus supplement. To the extent specified in the related prospectus supplement, any amounts which could be withdrawn from the
Certificate Account as described under "--Withdrawals" above, may also be withdrawn from any collection account. The prospectus supplement will set forth any restrictions with respect to any collection account, including investment restrictions and any restrictions with respect to financial institutions with which any collection account may be maintained.

COLLECTION AND OTHER SERVICING PROCEDURES

     The master servicer, directly or through subservicers, is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed the collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided the procedures are consistent with the Servicing
Standard. In connection therewith, the master servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late Whole Loan payment.

     Each master servicer will also be required to perform other customary functions of a servicer of comparable loans, including the following:

                                      -48-

     o   maintaining, or causing the borrower or lessee on each mortgage or lease to maintain, hazard, business interruption and general liability insurance policies and, if applicable, rental interruption policies as described in this prospectus and in any related prospectus supplement, and filing and settling claims thereunder;

     o   maintaining escrow or impoundment accounts of borrowers for payment of taxes, insurance and other items required to be paid by any borrower pursuant to the Whole Loan;

     o   processing assumptions or substitutions in those cases where the master servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies;

     o   supervising foreclosures;

     o   inspecting and managing mortgaged properties under certain circumstances; and

     o   maintaining accounting records relating to the Whole Loans. Unless otherwise specified in the related prospectus supplement, the master servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit
         Support. See "Description of Credit Support."

     The master servicer may agree to modify, waive or amend any term of any
Whole Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not

     o   affect the amount or timing of any scheduled payments of principal or interest on the Whole Loan or

     o   in its judgment, materially impair the security for the Whole Loan or reduce the likelihood of timely payment of amounts due thereon.

The master servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if, unless otherwise provided in the related prospectus supplement,

     o   in its judgment, a material default on the Whole Loan has occurred or a payment default is imminent and

     o   in its judgment, that modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Whole Loan on a present value basis than would liquidation.

The master servicer is required to notify the trustee in the event of any modification, waiver or amendment of any Whole Loan.

  SUBSERVICERS

     A master servicer may delegate its servicing obligations in respect of the
Whole Loans to subservicer, but the master servicer will remain obligated under the related Agreement. Each subservicing agreement must be consistent with the terms of the related Agreement and must provide that, if for any reason the master servicer for the related series of certificates is no longer acting in the capacity of master servicer, the trustee or any successor master servicer may assume the master servicer's rights and obligations under the subservicing agreement.

     Unless otherwise provided in the related prospectus supplement, the master servicer will be solely liable for all fees owed by it to any subservicer, irrespective of whether the master servicer's compensation pursuant to the related Agreement is sufficient to pay those fees. However, a subservicer may be entitled to a Retained Interest in certain Whole Loans. Each subservicer will be reimbursed by the master servicer for certain expenditures which it makes, generally to the same extent the master servicer would be reimbursed under an
Agreement. See "--Retained Interest; Servicing Compensation and Payment of
Expenses" below.

                                      -49-

SPECIAL SERVICERS

     To the extent so specified in the related prospectus supplement, a special servicer may be appointed. The related prospectus supplement will describe the rights, obligations and compensation of a special servicer. The master servicer will only be responsible for the duties and obligations of a special servicer to the extent set forth in the prospectus supplement.

REALIZATION UPON DEFAULTED WHOLE LOANS

     A borrower's failure to make required payments may reflect inadequate income or the diversion of that income from the service of payments due under the mortgage loan, and may call into question the borrower's ability to make timely payment of taxes and to pay for necessary maintenance of the related mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer is required to:

     o   monitor any Whole Loan which is in default,

     o   contact the borrower concerning the default,

     o   evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the mortgaged property,

     o   initiate corrective action in cooperation with the borrower if cure is likely,

     o   inspect the mortgaged property, and

     o   take any other actions as are consistent with the Servicing Standard.

A significant period of time may elapse before the master servicer is able to assess the success of the corrective action or the need for additional initiatives.

     The time within which the master servicer makes the initial determination of appropriate action, evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses or takes a deed to a mortgaged property in lieu of foreclosure on behalf of the certificateholders, may vary considerably depending on the particular Whole Loan, the mortgaged property, the borrower, the presence of an acceptable party to assume the Whole Loan and the laws of the jurisdiction in which the mortgaged property is located. Under federal bankruptcy law, the master servicer in certain cases may not be permitted to accelerate a Whole Loan or to foreclose on a mortgaged property for a considerable period of time. See
"Legal Aspects of the Mortgage Loans and the Leases."

     Any Agreement relating to a trust fund that includes Whole Loans may grant to the master servicer or the holder or holders of certain classes of certificates, or both, a right of first refusal to purchase from the trust fund at a predetermined purchase price any Whole Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an offered certificate will be described in the related prospectus supplement. The related prospectus supplement will also describe any such right granted to any person if the predetermined purchase price is less than the
Purchase Price described under "--Representations and Warranties; Repurchases."

     Unless otherwise specified in the related prospectus supplement, the master servicer may offer to sell any defaulted Whole Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the master servicer determines, consistent with the Servicing Standard, that this sale would produce a greater recovery on a present value basis than would liquidation through foreclosure or similar proceeding. The related Agreement will provide that any sale of this type be made in a commercially reasonable manner for a specified period and that the master servicer accept the highest cash bid received from any person including itself, an affiliate of the master servicer or any certificateholder that constitutes a fair price for the defaulted Whole Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the master servicer shall proceed with respect to the defaulted mortgage loan as described in the paragraphs below. Any bid in an amount at least equal to the
Purchase Price described under "--Representations and Warranties; Repurchases"
will in all cases be deemed fair.

                                      -50-

     If a default on a Whole Loan has occurred or, in the master servicer's judgment is imminent, and the action is consistent with the servicing standard, the master servicer, on behalf of the trustee, may at any time:

     o   institute foreclosure proceedings,

     o   exercise any power of sale contained in any mortgage,

     o   obtain a deed in lieu of foreclosure, or

     o   otherwise acquire title to a mortgaged property securing the Whole
         Loan.

Unless otherwise specified in the related prospectus supplement, the master servicer may not acquire title to any related mortgaged property or take any other action that would cause the trustee, for the benefit of certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator"
of that mortgaged property within the meaning of federal environmental laws, unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust fund, that either:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take the actions as would be necessary and appropriate to effect the compliance and respond to the circumstances, the cost of which actions will be an expense of the trust fund.

     Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer, on behalf of the trust fund, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of the mortgaged property by the trust fund, unless

     o   the Internal Revenue Service grants an extension of time to sell the property or

     o   the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund subsequent to that period will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding.

Subject to the foregoing, the master servicer will be required to

     o   solicit bids for any mortgaged property so acquired by the trust fund as will be reasonably likely to realize a fair price for the property
         and

     o   accept the first and, if multiple bids are contemporaneously received, the highest cash bid received from any person that constitutes a fair price.

     If the trust fund acquires title to any mortgaged property, the master servicer, on behalf of the trust fund, may retain an independent contractor to manage and operate the property. The retention of an independent contractor, however, will not relieve the master servicer of any of its obligations with respect to the management and operation of that property. Unless otherwise specified in the related prospectus supplement, any property acquired by the trust fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

     The limitations imposed by the related Agreement and the REMIC Provisions of the Code, if a REMIC election has been made with respect to the related trust fund, on the operations and ownership of any mortgaged property

                                      -51-

acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Legal Aspects of the Mortgage Loans and the Leases--Foreclosure."

     If recovery on a defaulted Whole Loan under any related instrument of
Credit Support is not available, the master servicer nevertheless will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the mortgage rate plus the aggregate amount of expenses incurred by the master servicer in connection with such proceedings and which are reimbursable under the Agreement, the trust fund will realize a loss in the amount of that difference. The master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of the
Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of the Liquidation Proceeds to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

     If any property securing a defaulted Whole Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the master servicer is not required to expend its own funds to restore the damaged property unless it determines

     o   that the restoration will increase the proceeds to certificateholders on liquidation of the Whole Loan after reimbursement of the master servicer for its expenses and

     o   that the expenses will be recoverable by it from related Insurance
         Proceeds or Liquidation Proceeds.

     As servicer of the Whole Loans, a master servicer, on behalf of itself, the trustee and the certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

     If a master servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate
Account out of those proceeds, prior to distribution thereof to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the
Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See "--Hazard Insurance Policies" and "Description of
Credit Support."

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related prospectus supplement, each
Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan to maintain a hazard insurance policy providing for the coverage required under the related mortgage or, if any mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related mortgaged property, then the coverage that is consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, the coverage will be in general in an amount equal to the lesser of the principal balance owing on the Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the mortgaged property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the master servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below in this section, or upon the extent to which information in this regard is furnished by borrowers. All amounts collected by the master servicer under any policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures, subject to the terms and conditions of the related mortgage and mortgage note, will be deposited in the Certificate Account. The
Agreement will provide that the master servicer may satisfy its obligation to cause each borrower to maintain a hazard insurance policy by the master servicer's maintaining a blanket policy insuring against hazard losses on the
Whole Loans. If the blanket policy contains a deductible clause, the master

                                      -52-

servicer will be required to deposit in the Certificate Account all sums that would have been deposited in the Certificate Account but for that clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy.
Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, wet or dry rot, vermin, domestic animals and other kinds of uninsured risks.

     The hazard insurance policies covering the mortgaged properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the co-insurance clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of

     o   the replacement cost of the improvements less physical depreciation and

     o   the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

     Each Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan, or, in certain cases, the related lessee, to maintain all other insurance coverage with respect to the related mortgaged property as is consistent with the terms of the related mortgage and the Servicing Standard, which insurance may typically include flood insurance if the related mortgaged property was located at the time of origination in a federally designated flood area.

     In addition, to the extent required by the related mortgage, the master servicer may require the borrower or related lessee to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance, and the related Agreement may require the master servicer, subservicer or special servicer to maintain public liability insurance with respect to any REO
Properties. Any cost incurred by the master servicer in maintaining any insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of this cost will not be taken into account for purposes of calculating the distribution to be made to certificateholders. These costs may be recovered by the master servicer, subservicer or special servicer, as the case may be, from the Collection Account, with interest thereon, as provided by the Agreement.

     Under the terms of the Whole Loans, borrowers will generally be required to present claims to insurers under hazard insurance policies maintained on the related mortgaged properties. The master servicer, on behalf of the trustee and certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on mortgaged properties securing the Whole Loans. However, the ability of the master servicer to present or cause to be presented these claims is dependent upon the extent to which information in this regard is furnished to the master servicer by borrowers.

RENTAL INTERRUPTION INSURANCE POLICY

     If so specified in the related prospectus supplement, the master servicer or the borrowers will maintain rental interruption insurance policies in full force and effect with respect to some or all of the leases. Although the terms of these policies vary to some degree, a rental interruption insurance policy typically provides that, to the extent that a lessee fails to make timely rental payments under the related lease due to a casualty event, the losses will be reimbursed to the insured. If so specified in the related prospectus supplement, the master servicer will be required to pay from its servicing compensation the premiums on the rental interruption policy on a timely basis. If so specified in the prospectus supplement, if the rental interruption policy is canceled or terminated for any reason other than the exhaustion of total policy coverage, the master servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the rental interruption policy with a total coverage

                                      -53-

that is equal to the then existing coverage of the terminated rental interruption policy. However, if the cost of any replacement policy is greater than the cost of the terminated rental interruption policy, the amount of coverage under the replacement policy will, to the extent set forth in the related prospectus supplement, be reduced to a level such that the applicable premium does not exceed, by a percentage that may be set forth in the related prospectus supplement, the cost of the rental interruption policy that was replaced. Any amounts collected by the master servicer under the rental interruption policy in the nature of insurance proceeds will be deposited in the
Certificate Account.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

     Unless otherwise specified in the related prospectus supplement, each
Agreement will require that the master servicer and any special servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage which may provide blanket coverage or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the master servicer or the special servicer, as applicable. The related Agreement will allow the master servicer and any special servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the master servicer or the special servicer so long as criteria set forth in the Agreement are met.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some of the Whole Loans may contain clauses requiring the consent of the lender to any sale or other transfer of the related mortgaged property, or due-on-sale clauses entitling the lender to accelerate payment of the Whole Loan upon any sale or other transfer of the related mortgaged property. Some of the
Whole Loans may contain clauses requiring the consent of the lender to the creation of any other lien or encumbrance on the mortgaged property or due-on-encumbrance clauses entitling the lender to accelerate payment of the
Whole Loan upon the creation of any other lien or encumbrance upon the mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will exercise any right the trustee may have as lender to accelerate payment of the Whole Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation. See "Legal
Aspects of the Mortgage Loans and the Leases--Due-on-Sale and
Due-on-Encumbrance."

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement.

     Unless otherwise specified in the related prospectus supplement, the master servicer's and a subservicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a portion of the interest payment on each asset. Since any Retained Interest and a master servicer's primary compensation are percentages of the principal balance of each asset, these amounts will decrease in accordance with the amortization of the assets. The prospectus supplement with respect to a series of certificates evidencing interests in a trust fund that includes Whole Loans may provide that, as additional compensation, the master servicer or the subservicers may retain all or a portion of assumption fees, modification fees, late payment charges or prepayment premiums collected from borrowers and any interest or other income which may be earned on funds held in the Certificate Account or any account established by a subservicer pursuant to the Agreement.

     The master servicer may, to the extent provided in the related prospectus supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the assets, including, without limitation, payment of the fees and disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Whole Loans and, to the extent so provided in the related prospectus supplement, interest thereon at the rate specified in the related prospectus supplement, and the fees of any special servicer, may be borne by the trust fund.

                                      -54-

EVIDENCE AS TO COMPLIANCE

     Each Agreement relating to assets which include Whole Loans will provide that on or before a specified date in each year, beginning with the first date at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by that firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers or the Audit
Program for Mortgages Serviced for the Federal Home Loan Mortgage Corporation,
the servicing by or on behalf of the master servicer of mortgage loans under pooling agreements substantially similar to each other, including the related
Agreement, was conducted in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, requires it to report. In rendering its statement that firm may rely, as to matters relating to the direct servicing of mortgage loans by subservicers, upon comparable statements for examinations conducted substantially in compliance with the
Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for
Mortgages serviced for FHLMC, rendered within one year of that statement, of firms of independent public accountants with respect to the related subservicer.

     Each Agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the master servicer to the effect that the master servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve-month period.

     Unless otherwise provided in the related prospectus supplement, copies of annual accountants' statement and statements of officers will be obtainable by certificateholders without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.

MATTERS REGARDING A MASTER SERVICER AND THE DEPOSITOR

     The master servicer, if any, or a servicer for substantially all the Whole
Loans under each Agreement will be named in the related prospectus supplement.
The entity serving as master servicer or as servicer may be an affiliate of
Morgan Stanley Capital I Inc. and may have other normal business relationships with Morgan Stanley Capital I Inc. or Morgan Stanley Capital I Inc.'s
affiliates. Reference to the master servicer shall be deemed to be to the servicer of substantially all of the Whole Loans, if applicable.

     Unless otherwise specified in the related prospectus supplement, the related Agreement will provide that the master servicer may resign from its obligations and duties only upon a determination that its duties under the
Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with another activity carried on by it that was performed by the master servicer on the date of the Agreement. No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement will further provide that neither any master servicer, Morgan Stanley
Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I Inc. will be under any liability to the related trust fund or certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement. However, neither a master servicer, Morgan Stanley Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I
Inc. will be protected against any breach of a representation, warranty or covenant made in the Agreement, or against any liability specifically imposed by the Agreement, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related prospectus supplement, each Agreement will further provide that any master servicer, Morgan Stanley Capital I Inc. and any director, officer, employee or agent of a master servicer or Morgan Stanley Capital I Inc. will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the certificates; provided, however, that the indemnification will not extend to any loss, liability or expense:

                                      -55-

     o   specifically imposed by the Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a master servicer, the prosecution of an enforcement action in respect of any specific Whole Loan or Whole Loans, except as any loss, liability or expense shall be otherwise reimbursable pursuant to the
         Agreement;

     o   incurred in connection with any breach of a representation, warranty or covenant made in the Agreement;

     o   incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of its obligations or duties;

     o   incurred in connection with any violation of any state or federal securities law; or

     o   imposed by any taxing authority if the loss, liability or expense is not specifically reimbursable pursuant to the terms of the related
         Agreement.

In addition, each Agreement will provide that neither any master servicer nor
Morgan Stanley Capital I Inc. will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The master servicer or Morgan Stanley Capital I Inc.
may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In this event, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the certificateholders, and the master servicer or Morgan Stanley Capital I Inc., as the case may be, will be entitled to be reimbursed therefor and to charge the Certificate Account.

     Any person into which the master servicer or Morgan Stanley Capital I Inc.
may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer or Morgan Stanley Capital I Inc. is a party, or any person succeeding to the business of the master servicer or Morgan
Stanley Capital I Inc., will be the successor of the master servicer or Morgan
Stanley Capital I Inc., as the case may be, under the related Agreement.

EVENTS OF DEFAULT

     Unless otherwise provided in the related prospectus supplement for a trust fund that includes Whole Loans, Events of Default under the related Agreement will include:

     (1) any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     (2) any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Agreement which continues unremedied for thirty days after written notice of the failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer,
         Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     (3) any breach of a representation or warranty made by the master servicer under the Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of that breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     (4) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

Material variations to the foregoing Events of Default--other than to shorten cure periods or eliminate notice requirements--will be specified in the related prospectus supplement. Unless otherwise specified in the related

                                      -56-

prospectus supplement, the trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the trustee become aware of the occurrence of such an event, transmit by mail to Morgan Stanley Capital I Inc. and all certificateholders of the applicable series notice of the occurrence, unless the default shall have been cured or waived.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default under an Agreement remains unremedied,
Morgan Stanley Capital I Inc. or the trustee may, and at the direction of holders of certificates evidencing not less than 51% of the Voting Rights, the trustee shall, terminate all of the rights and obligations of the master servicer under the Agreement and in and to the mortgage loans, other than as a certificateholder or as the owner of any Retained Interest, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the Agreement, except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related prospectus supplement so specifies, then the trustee will not be obligated to make the advances, and will be entitled to similar compensation arrangements. Unless otherwise specified in the related prospectus supplement, in the event that the trustee is unwilling or unable so to act, it may or, at the written request of the holders of certificates entitled to at least 51% of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of appointment of at least $15,000,000 to act as successor to the master servicer under the Agreement. Pending appointment, the trustee is obligated to act in the capacity of master servicer. The trustee and any successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the Agreement.

     Unless otherwise described in the related prospectus supplement, the holders of certificates representing at least 66 2/3% of the Voting Rights allocated to the respective classes of certificates affected by any Event of
Default will be entitled to waive that Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to certificateholders described in clause (1) under "--Events of Default" may be waived only by all of the certificateholders. Upon any waiver of an Event of
Default, the Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

     No certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless the holder previously has given to the trustee written notice of default and unless the holders of certificates evidencing not less than 25% of the Voting Rights have made written request upon the trustee to institute the proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for sixty days has neglected or refused to institute any proceeding. The trustee, however, is under no obligation to

     o   exercise any of the powers vested in it by any Agreement;

     o   make any investigation of matters arising under any Agreement; or

     o   institute, conduct or defend any litigation under any Agreement or related to any Agreement.

If any of the holders of certificates request, order or direct the trustee to take any action, the trustee may require reasonable security or indemnity against the costs, expenses and liabilities which may be incurred.

AMENDMENT

  Each Agreement may be amended by the parties to the Agreement without the consent of any of the holders of certificates covered by the Agreement:

     (1) to cure any ambiguity;

     (2) to correct, modify or supplement any provision in the Agreement which may be inconsistent with any other provision in the Agreement;

                                      -57-

     (3) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof; or

     (4) to comply with any requirements imposed by the Code;

provided that the amendment--other than an amendment for the purpose specified in clause (4) above--will not, as evidenced by an opinion of counsel to that effect, adversely affect in any material respect the interests of any holder of certificates covered by the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement may also be amended by Morgan Stanley Capital I Inc., the master servicer, if any, and the trustee, with the consent of the holders of certificates affected evidencing not less than 51% of the Voting Rights, for any purpose. However, to the extent set forth in the related prospectus supplement, no amendment may:

     (1) reduce in any manner the amount of or delay the timing of, payments received or advanced on mortgage loans which are required to be distributed on any certificate without the consent of the holder of that certificate;

     (2) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in
         (1), without the consent of the holders of all certificates of that class; or

     (3) modify the provisions of the Agreement described in this paragraph without the consent of the holders of all certificates covered by the
         Agreement then outstanding.

However, with respect to any series of certificates as to which a REMIC election is to be made, the trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that the amendment will not result in the imposition of a tax on the related trust fund or cause the related trust fund to fail to qualify as a REMIC at any time that the related certificates are outstanding.

THE TRUSTEE

     The trustee under each Agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company serving as trustee may have a banking relationship with Morgan Stanley Capital I Inc. and its affiliates and with any master servicer and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee will make no representations as to the validity or sufficiency of any Agreement, the certificates or any asset or related document and is not accountable for the use or application by or on behalf of any master servicer of any funds paid to the master servicer or its designee or any special servicer in respect of the certificates or the assets, or deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the master servicer or any special servicer. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the related Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine the documents and to determine whether they conform to the requirements of the Agreement.

MATTERS REGARDING THE TRUSTEE

     Unless otherwise specified in the related prospectus supplement, the trustee and any director, officer, employee or agent of the trustee shall be entitled to indemnification out of the Certificate Account for any loss, liability or expense, including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement, incurred in connection with the trustee's:

     o   enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the certificateholders during the continuance of an Event of Default;

                                      -58-

     o   defending or prosecuting any legal action in respect of the related
         Agreement or series of certificates;

     o   being the lender of record with respect to the mortgage loans in a trust fund and the owner of record with respect to any mortgaged property acquired in respect thereof for the benefit of
         certificateholders; or

     o   acting or refraining from acting in good faith at the direction of the holders of the related series of certificates entitled to not less than
         25% or a higher percentage as is specified in the related Agreement with respect to any particular matter of the Voting Rights for the series. However, the indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of the obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made in the related Agreement.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee may at any time resign from its obligations and duties under an
Agreement by giving written notice thereof to Morgan Stanley Capital I Inc., the master servicer, if any, and all certificateholders. Upon receiving the notice of resignation, Morgan Stanley Capital I Inc. is required promptly to appoint a successor trustee acceptable to the master servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the trustee shall cease to be eligible to continue as trustee under the related Agreement, or if at any time the trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Morgan Stanley
Capital I Inc. may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any. Holders of the certificates of any series entitled to at least 51% of the Voting Rights for that series may at any time remove the trustee without cause and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     For any series of certificates, Credit Support may be provided with respect to one or more classes thereof or the related assets. Credit Support may be in the form of the subordination of one or more classes of certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related prospectus supplement, or any combination of the foregoing. If so provided in the related prospectus supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described in the prospectus supplement.

     Unless otherwise provided in the related prospectus supplement for a series of certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit
Support, certificateholders will bear their allocable share of deficiencies.
Moreover, if a form of Credit Support covers more than one series of certificates, holders of certificates evidencing interests in any of the trusts will be subject to the risk that the Credit Support will be exhausted by the claims of other trusts prior to the trust fund receiving any of its intended share of coverage.

                                      -59-

     If Credit Support is provided with respect to one or more classes of certificates of a series, or the related assets, the related prospectus supplement will include a description of:

     (1) the nature and amount of coverage under the Credit Support;

     (2) any conditions to payment thereunder not otherwise described in this prospectus;

     (3) the conditions, if any, under which the amount of coverage under the
         Credit Support may be reduced and under which the Credit Support may be terminated or replaced;

     (4) the material provisions relating to the Credit Support; and

     (5) information regarding the obligor under any instrument of Credit
         Support, including:

         o   a brief description of its principal business activities;

         o   its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business;

         o   if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business; and

         o   its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the prospectus
             supplement.

See "Risk Factors--Credit Support May Not Cover Losses or Risks Which Could
Adversely Affect Payment On Your Certificates."

SUBORDINATE CERTIFICATES

     If so specified in the related prospectus supplement, one or more classes of certificates of a series may be Subordinate Certificates. To the extent specified in the related prospectus supplement, the rights of the holders of
Subordinate Certificates to receive distributions of principal and interest from the Certificate Account on any Distribution Date will be subordinated to the rights of the holders of Senior Certificates. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of or may be limited to certain types of losses or shortfalls. The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a series, the circumstances in which the subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

     If the assets for a series are divided into separate groups, each supporting a separate class or classes of certificates of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of mortgage loans or MBS prior to distributions on Subordinate Certificates evidencing interests in a different group of mortgage loans or MBS within the trust fund.
The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying these provisions.

INSURANCE OR GUARANTEES FOR THE WHOLE LOANS

     If so provided in the prospectus supplement for a series of certificates, the Whole Loans in the related trust fund will be covered for various default risks by insurance policies or guarantees. A copy of any material instrument for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

                                      -60-

LETTER OF CREDIT

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more letters of credit, issued by the letter of credit bank. Under a letter of credit, the letter of credit bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans or MBS or both on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of certificates. If so specified in the related prospectus supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit bank under the letter of credit for each series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund. A copy of any letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. The instruments may cover, with respect to one or more classes of certificates of the related series, timely distributions of interest or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the certificates of the related series.

RESERVE FUNDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in the prospectus supplement. The reserve funds for a series may also be funded over time by depositing in the reserve funds a specified amount of the distributions received on the related assets as specified in the related prospectus supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the certificates. If so specified in the related prospectus supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each
Distribution Date amounts in a reserve fund in excess of any amount required to be maintained in the reserve fund may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement and will not be available for further application to the certificates.

     Moneys deposited in any Reserve Funds will be invested in Permitted
Investments, except as otherwise specified in the related prospectus supplement.
Unless otherwise specified in the related prospectus supplement, any reinvestment income or other gain from these investments will be credited to the related Reserve Fund for the series, and any loss resulting from the investments will be charged to the Reserve Fund. However, the income may be payable to any related master servicer or another service provider as additional compensation.
The Reserve Fund, if any, for a series will not be a part of the trust fund to the extent set forth in the related prospectus supplement.

     Additional information concerning any Reserve Fund will be set forth in the related prospectus supplement, including the initial balance of the Reserve
Fund, the balance required to be maintained in the Reserve Fund, the manner in which the required balance will decrease over time, the manner of funding the
Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to certificateholders and use of investment earnings from the
Reserve Fund, if any.

                                      -61-

CREDIT SUPPORT FOR MBS

     If so provided in the prospectus supplement for a series of certificates, the MBS in the related trust fund or the mortgage loans underlying the MBS may be covered by one or more of the types of Credit Support described in this prospectus. The related prospectus supplement will specify as to each form of
Credit Support the information indicated above under "Description of Credit
Support--General," to the extent the information is material and available.

               LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. The legal aspects are governed by applicable state law, which laws may differ substantially. As such, the summaries DO NOT:

     o   purport to be complete;

     o   purport to reflect the laws of any particular state; or

     o   purport to encompass the laws of all states in which the security for the mortgage loans is situated.

The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans. See "Description of the
Trust Funds--Assets."

GENERAL

     All of the mortgage loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property. The instrument granting a security interest may be a mortgage, deed of trust, security deed or deed to secure debt, depending upon the prevailing practice and law in the state in which the mortgaged property is located. Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property. The priority of the mortgage will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to the instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--

     o   a borrower--the borrower and usually the owner of the subject property,
         and

     o   a mortgagee--the lender.

     In contrast, a deed of trust is a three-party instrument, among

     o   a trustor--the equivalent of a mortgagor or borrower,

     o   a trustee to whom the mortgaged property is conveyed, and

     o   a beneficiary--the lender--for whose benefit the conveyance is made.

Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties.

     By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the time that the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. If a borrower under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust

                                      -62-

agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The lender's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws including, without limitation, the Soldiers' and Sailors' Civil Relief Act of
1940 and, in some cases, in deed of trust transactions, the directions of the beneficiary.

INTEREST IN REAL PROPERTY

     The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements.
However, the mortgage, or other instrument, may encumber other interests in real property such as:

      o  a tenant's interest in a lease of land or improvements, or both, and

      o  the leasehold estate created by the lease.

A mortgage, or other instrument, covering an interest in real property other than the fee estate requires special provisions in the instrument creating the interest to protect the lender against termination of the interest before the note secured by the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the prospectus supplement, Morgan
Stanley Capital I Inc. or the asset seller will make representations and warranties in the Agreement with respect to the mortgage loans which are secured by an interest in a leasehold estate. The representations and warranties will be set forth in the prospectus supplement if applicable.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases. Typically, under an assignment of rents and leases:

     o   the borrower assigns its right, title and interest as landlord under each lease and the income derived from each lease to the lender, and

     o   the borrower retains a revocable license to collect the rents for so long as there is no default under the loan documents.

The manner of perfecting the lender's interest in rents may depend on whether the borrower's assignment was absolute or one granted as security for the loan.
Failure to properly perfect the lender's interest in rents may result in the loss of substantial pool of funds, which could otherwise serve as a source of repayment for the loan. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and obtain a court-appointed receiver before becoming entitled to collect the rents. In most states, hotel and motel room revenues are considered accounts receivable under the UCC; generally these revenues are either assigned by the borrower, which remains entitled to collect the revenues absent a default, or pledged by the borrower, as security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the revenues and must file continuation statements, generally every five years, to maintain perfection of the security interest.
Even if the lender's security interest in room revenues is perfected under the
UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room revenues after a default.

     Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

     Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. The risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "--Environmental Legislation" below.

                                      -63-

PERSONALTY

     Certain types of mortgaged properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute "fixtures" under applicable state real property law and, hence, would not be subject to the lien of a mortgage.
The property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest in the property, the lender generally must file UCC financing statements and, to maintain perfection of the security interest, file continuation statements generally every five years.

FORECLOSURE

   GENERAL

     Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

     Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

   JUDICIAL FORECLOSURE

     A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment.
The sales are made in accordance with procedures that vary from state to state.

   EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS

     United States courts have traditionally imposed general equitable principles to limit the remedies available to a lender in connection with foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of mortgage defaults, to the extent that the effect is perceived as harsh or unfair. Relying on these principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the borrower failed to maintain the mortgaged property adequately or the borrower executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent,

                                      -64-

if a court determines that the sale was for less than fair consideration and that the sale occurred while the borrower was insolvent or the borrower was rendered insolvent as a result of the sale and within one year -- or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law -- of the filing of bankruptcy.

   NON-JUDICIAL FORECLOSURE/POWER OF SALE

     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the borrower under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears, without acceleration, plus the expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

   PUBLIC SALE

     A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of the property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make the repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property.
The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run the operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's, including franchisors', perception of the quality of the operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.
Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Legislation." Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

                                      -65-

     A junior lender may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior lender may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those mortgage loans, if any, that are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

     The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the borrower. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by these holders.

   REO PROPERTIES

     If title to any mortgaged property is acquired by the trustee on behalf of the certificateholders, the master servicer or any related subservicer or the special servicer, on behalf of the holders, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of such mortgaged property by the trust fund, unless:

     o   the Internal Revenue Service grants an REO Extension, or

     o   it obtains an opinion of counsel generally to the effect that the holding of the property beyond the close of the third calendar year after its acquisition will not result in the imposition of a tax on the trust fund or cause any REMIC created pursuant to the Agreement to fail to qualify as a REMIC under the Code.

Subject to the foregoing, the master servicer or any related subservicer or the special servicer will generally be required to solicit bids for any mortgaged property so acquired in a manner as will be reasonably likely to realize a fair price for the property. The master servicer or any related subservicer or the special servicer may retain an independent contractor to operate and manage any
REO Property; however, the retention of an independent contractor will not relieve the master servicer or any related subservicer or the special servicer of its obligations with respect to the REO Property.

     In general, the master servicer or any related subservicer or the special servicer or an independent contractor employed by the master servicer or any related subservicer or the special servicer at the expense of the trust fund will be obligated to operate and manage any mortgaged property acquired as REO
Property in a manner that would, to the extent commercially feasible, maximize the trust fund's net after-tax proceeds from the property. After the master servicer or any related subservicer or the special servicer reviews the operation of the property and consults with the trustee to determine the trust fund's federal income tax reporting position with respect to the income it is anticipated that the trust fund would derive from the property, the master servicer or any related subservicer or the special servicer could determine, particularly in the case of an REO Property that is a hospitality or residential health care facility, that it would not be commercially feasible to manage and operate the property in a manner that would avoid the imposition of an REO Tax at the highest marginal corporate tax rate--currently 35%. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Any REO Tax imposed on the trust fund's income from an REO Property would reduce the amount available for distribution to certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. See "Federal Income Tax Consequences" in
this prospectus and "Federal Income Tax Consequences" in the prospectus supplement.

                                      -66-

   RIGHTS OF REDEMPTION

     The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of the action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

     The equity of redemption is a common-law or non-statutory right which exists prior to completion of the foreclosure, is not waivable by the borrower, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held beyond the close of the third calendar year following the year of acquisition. Unless otherwise provided in the related prospectus supplement, with respect to a series of certificates for which an election is made to qualify the trust fund or a part thereof as a REMIC, the
Agreement will permit foreclosed property to be held beyond the close of the third calendar year following the year of acquisition if the Internal Revenue
Service grants an extension of time within which to sell the property or independent counsel renders an opinion to the effect that holding the property for such additional period is permissible under the REMIC Provisions.

   ANTI-DEFICIENCY LEGISLATION

     Some or all of the mortgage loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related mortgage loan and a personal money judgment may not be obtained against the borrower. Even if a mortgage loan by its terms provides for recourse to the borrower, some states impose prohibitions or limitations on recourse to the borrower. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

                                      -67-

   LEASEHOLD RISKS

     Mortgage loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the borrower. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold lender without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the lender, but the ground leases that secure mortgage loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include:

     (1) the right of the leasehold lender to receive notices from the ground lessor of any defaults by the borrower;

     (2) the right to cure those defaults, with adequate cure periods;

     (3) if a default is not susceptible of cure by the leasehold lender, the right to acquire the leasehold estate through foreclosure or otherwise;

     (4) the ability of the ground lease to be assigned to and by the leasehold lender or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder;

     (5) the right of the leasehold lender to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof;

     (6) a ground lease or leasehold mortgage that prohibits the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor; and

     (7) a leasehold mortgage that provides for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code.

     Without the protections described in (1) - (7) above, a leasehold lender may lose the collateral securing its leasehold mortgage. However, the enforceability of clause (7) has not been established. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold lender with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

BANKRUPTCY LAWS

     The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by an automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property, with a corresponding partial reduction of the amount of lender's security interest pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest or the alteration of the repayment schedule with or without affecting the unpaid principal balance of the loan, or an extension or reduction of the final maturity date. Some courts with federal bankruptcy jurisdiction have

                                      -68-

approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court provided no sale of the property had yet occurred, prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

     Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease to such effect or because of certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the trustee for a series of certificates to exercise certain contractual remedies with respect to the leases. In addition, Section 362 of the
Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a trustee's exercise of remedies for a related series of certificates in the event that a related lessee or a related borrower becomes the subject of a proceeding under the Bankruptcy Code. For example, a lender would be stayed from enforcing a lease assignment by a borrower related to a mortgaged property if the related borrower was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a lessee of a mortgaged property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. Rents and other proceeds of a mortgage loan may also escape an assignment thereof if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding. See "--Leases and
Rents" above.

     In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court,

     o   assume the lease and retain it or assign it to a third party or

     o   reject the lease.

If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. These remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to the rejected lease, such as the borrower, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from the breach, which could adversely affect the security for the related mortgage loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15%, not to exceed three years, of the remaining term of the lease.

     If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat the lease as terminated by the rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of the term and for any renewal or extension of the term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date. To the extent provided in the related prospectus supplement, the lessee will agree under certain leases to pay all amounts owing thereunder to the master servicer without offset. To the extent that a contractual obligation remains enforceable against the lessee, the lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.

                                      -69-

     In a bankruptcy or similar proceeding of a borrower, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the borrower, or made directly by the related lessee, under the related mortgage loan to the trust fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business.
Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a borrower with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of some states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the lender have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     To the extent described in the related prospectus supplement, some of the
Borrowers may be partnerships. The laws governing limited partnerships in some states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related prospectus supplement, some of the limited partnership agreements of the Borrowers may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal--assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld--that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless

     o   at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or

     o   the written provisions of the limited partnership agreement permit the limited partner to agree within a specified time frame -- often 60 days
         -- after such withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so.

In addition, the laws governing general partnerships in some states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of such partnerships triggers the dissolution of the partnership, the winding up of its affairs and the distribution of its assets. The state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a Borrower, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related mortgage loan, which may reduce the yield on the related series of certificates in the same manner as a principal prepayment.

     In addition, the bankruptcy of the general partner of a Borrower that is a partnership may provide the opportunity for a trustee in bankruptcy for the general partner, such general partner as a debtor-in-possession, or a creditor of the general partner to obtain an order from a court consolidating the assets and liabilities of the general partner with those of the Borrower pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the respective mortgaged property, for example, would become property of the estate of the bankrupt general partner. Not only would the mortgaged property be available to satisfy the claims of creditors of the general partner, but an automatic stay would apply to any attempt by the trustee to exercise remedies with respect to the mortgaged property. However, such an occurrence should not affect the trustee's status as a secured creditor with respect to the Borrower or its security interest in the mortgaged property.

                                      -70-

JUNIOR MORTGAGES; RIGHTS OF SENIOR LENDERS OR BENEFICIARIES

     To the extent specified in the related prospectus supplement, some of the mortgage loans for a series will be secured by junior mortgages or deeds of trust which are subordinated to senior mortgages or deeds of trust held by other lenders or institutional investors. The rights of the trust fund, and therefore the related certificateholders, as beneficiary under a junior deed of trust or as lender under a junior mortgage, are subordinate to those of the lender or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior lender or beneficiary:

     o   to receive rents, hazard insurance and condemnation proceeds, and

     o   to cause the mortgaged property securing the mortgage loan to be sold upon default of the Borrower or trustor. This would extinguish the junior lender's or junior beneficiary's lien. However, the master servicer or special servicer, as applicable, could assert its subordinate interest in the mortgaged property in foreclosure litigation or satisfy the defaulted senior loan.

In many states a junior lender or beneficiary may satisfy a defaulted senior loan in full, or may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan.
Absent a provision in the senior mortgage, no notice of default is required to be given to the junior lender unless otherwise required by law.

     The form of the mortgage or deed of trust used by many institutional lenders confers on the lender or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the lender or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the lender or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under the hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed. The laws of some states may limit the ability of lenders to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In these states, the borrower must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the lender has been impaired. Similarly, in certain states, the lender is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

     The form of mortgage or deed of trust used by many institutional lenders typically contains a "future advance" clause, which provides in essence, that additional amounts advanced to or on behalf of the borrower by the lender are to be secured by the mortgage or deed of trust. While this type of clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or
"optional" advance. If the lender is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the lender or beneficiary had actual knowledge of the intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the lender is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinated to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a "future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a
"credit limit" amount stated in the recorded mortgage.

     Another provision typically found in the form of the mortgage or deed of trust used by many institutional lenders obligates the borrower or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the lender or beneficiary under the mortgage or deed of trust. Upon a failure of the borrower to perform any of these obligations, the lender or beneficiary is given the right under the mortgage or deed of trust to perform

                                      -71-

the obligation itself, at its election, with the borrower agreeing to reimburse the lender on behalf of the borrower. All sums so expended by the lender become part of the indebtedness secured by the mortgage or deed of trust.

     The form of mortgage or deed of trust used by many institutional lenders typically requires the borrower to obtain the consent of the lender in respect of actions affecting the mortgaged property, including, without limitation, leasing activities, including new leases and termination or modification of existing leases, alterations and improvements to buildings forming a part of the mortgaged property and management and leasing agreements for the mortgaged property. Tenants will often refuse to execute a lease unless the lender or beneficiary executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior lender or beneficiary may refuse to consent to matters approved by a junior lender or beneficiary with the result that the value of the security for the junior mortgage or deed of trust is diminished. For example, a senior lender or beneficiary may decide not to approve the lease or to refuse to grant a tenant a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

ENVIRONMENTAL LEGISLATION

     Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. These environmental liabilities may give rise to:

     o   a diminution in value of property securing any mortgage loan;

     o   limitation on the ability to foreclose against the property; or

     o   in certain circumstances, liability for clean-up costs or other remedial actions, which liability could exceed the value of the principal balance of the related mortgage loan or of the mortgaged property.

     Under federal law and the laws of certain states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, the lien has priority over existing liens (a "superlien") including those of existing mortgages; in these states, the lien of a mortgage contemplated by this transaction may lose its priority to a superlien.

     The presence of hazardous or toxic substances, or the failure to remediate the property properly, may adversely affect the market value of the property, as well as the owner's ability to sell or use the real estate or to borrow using the real estate as collateral. In addition, certain environmental laws and common law principles govern the responsibility for the removal, encapsulation or disturbance of asbestos containing materials ("ACM") when ACM are in poor condition or when a property with ACM is undergoing repair, renovation or demolition. These laws could also be used to impose liability upon owners and operators of real properties for release of ACM into the air that cause personal injury or other damage. In addition to cleanup and natural resource damages actions brought by federal and state agencies, the presence of hazardous substances on a property may lead to claims of personal injury, property damage, or other claims by private plaintiffs.

     Under the federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980 and under other federal law and the law of some states, a secured party such as a lender which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in some circumstances for cleanup costs, even if the lender does not cause or contribute to the contamination. Liability under some federal or state statutes may not be limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan.
CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Certain states have laws similar to CERCLA.

     Lenders may be held liable under CERCLA as owners or operators of a contaminated facility. Excluded from CERCLA's definition of "owner or operator,"
however, is a person "who, without participating in the management of a . . .
facility, holds indicia of ownership primarily to protect his security interest." This exemption for holders of a security interest such as a secured lender applies only in circumstances where the lender acts to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of the facility or property, the lender faces potential liability as an "owner or operator" under CERCLA.
Similarly,

                                      -72-

when a lender forecloses and takes title to a contaminated facility or property
-- whether it holds the facility or property as an investment or leases it to a third party -- under some circumstances the lender may incur potential CERCLA liability.

     Whether actions taken by a lender would constitute participating in the management of a facility or property, so as to render the secured creditor exemption unavailable to the lender has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. This scope of the secured creditor exemption has been somewhat clarified by the enactment of the Asset Conservation, Lender Liability and
Deposit Insurance Protection Act of 1996 ("Asset Conservation Act"), which lists permissible actions that may be undertaken by a lender holding security in a contaminated facility without exceeding the bounds of the secured creditor exemption, subject to certain conditions and limitations. The Asset Conservation
Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the management or operational affairs of the facility. The Asset Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms. However, the protections afforded lenders under the Asset Conservation Act are subject to terms and conditions that have not been clarified by the courts.

     The secured creditor exemption may not protect a lender from liability under CERCLA in cases where the lender arranges for disposal of hazardous substances or for transportation of hazardous substances. In addition, the secured creditor exemption does not govern liability for cleanup costs under federal laws other than CERCLA or under state law. There is a similar secured creditor exemption for reserves of petroleum products from underground storage tanks under the federal Resource Conservation and Recovery Act. However, liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     In a few states, transfer of some types of properties is conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed-in-lieu of foreclosure or otherwise, may be required to cleanup the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action--for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property--related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in these cases, unanticipated or uninsurable liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the trust fund and occasion a loss to certificateholders in certain circumstances if such remedial costs were incurred.

     Unless otherwise provided in the related prospectus supplement, the
Warrantying Party with respect to any Whole Loan included in a trust fund for a particular series of certificates will represent that a "Phase I Assessment" as described in and meeting the requirements of the then current version of Chapter
5 of the Federal National Mortgage Association Multifamily Guide has been received and reviewed. In addition, unless otherwise provided in the related prospectus supplement, the related Agreement will provide that the master servicer, acting on behalf of the trustee, may not acquire title to a mortgaged property or take over its operation unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, that:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

                                      -73-

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take actions as would be necessary and appropriate to effect compliance or respond to such circumstances.

This requirement effectively precludes enforcement of the security for the related mortgage note until a satisfactory environmental inquiry is undertaken or any required remedial action is provided for, reducing the likelihood that a given trust fund will become liable for an Environmental Hazard Condition affecting a mortgaged property, but making it more difficult to realize on the security for the mortgage loan. However, there can be no assurance that any environmental assessment obtained by the master servicer or a special servicer, as the case may be, will detect all possible Environmental Hazard Conditions or that the other requirements of the Agreement, even if fully observed by the master servicer or special servicer, as the case may be, will in fact insulate a given trust fund from liability for Environmental Hazard Conditions. See
"Description of the Agreements--Realization Upon Defaulted Whole Loans."

     Unless otherwise specified in the related prospectus supplement, Morgan
Stanley Capital I Inc. generally will not have determined whether environmental assessments have been conducted with respect to the mortgaged properties relating to the mortgage loans included in the pool of mortgage loans for a series, and it is likely that any environmental assessments which would have been conducted with respect to any of the mortgaged properties would have been conducted at the time of the origination of the related mortgage loans and not thereafter. If specified in the related prospectus supplement, a Warrantying
Party will represent and warrant that, as of the date of initial issuance of the certificates of a series or as of another specified date, no related mortgaged property is affected by a Disqualifying Condition. In the event that, following a default in payment on a mortgage loan that continues for 60 days,

     o   the environmental inquiry conducted by the master servicer or special servicer, as the case may be, prior to any foreclosure indicates the presence of a Disqualifying Condition that arose prior to the date of initial issuance of the certificates of a series and

     o   the master servicer or the special servicer certify that it has acted in compliance with the Servicing Standard and has not, by any action, created, caused or contributed to a Disqualifying Condition,

the Warrantying Party, at its option, will reimburse the trust fund, cure the
Disqualifying Condition or repurchase or substitute the affected Whole Loan, as described under "Description of the Agreements--Representations and Warranties;
Repurchases." No such person will however, be responsible for any Disqualifying
Condition which may arise on a mortgaged property after the date of initial issuance of the certificates of the related series, whether due to actions of the Borrower, the master servicer, the special servicer or any other person. It may not always be possible to determine whether a Disqualifying Condition arose prior or subsequent to the date of the initial issuance of the certificates of a series.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

     Some of the mortgage loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the borrower sells or otherwise transfers or encumbers the related mortgaged property. Some of these clauses may provide that, upon an attempted sale, transfer or encumbrance of the related mortgaged property by the borrower of an otherwise non-recourse loan, the borrower becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to some of the loans, the Garn-St Germain Depository Institutions Act of 1982
preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to limited exceptions. Unless otherwise provided in the related prospectus supplement, a master servicer, on behalf of the trust fund, will determine whether to exercise any right the trustee may have as lender to accelerate payment of any mortgage loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the
Servicing Standard.

     In addition, under federal bankruptcy laws, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from a bankruptcy proceeding.

                                      -74-

SUBORDINATE FINANCING

     Where a borrower encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risks including:

     o   the borrower may have difficulty servicing and repaying multiple loans;

     o   if the junior loan permits recourse to the borrower--as junior loans often do--and the senior loan does not, a borrower may be more likely to repay sums due on the junior loan than those on the senior loan.

     o   acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened;

     o   if the borrower defaults on the senior loan or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

     o   the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST, PREPAYMENT PREMIUMS AND PREPAYMENTS

     Forms of notes and mortgages used by lenders may contain provisions obligating the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment premium is required to be made on a mortgage loan in connection with an involuntary prepayment, the obligation to make the payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans.

ACCELERATION ON DEFAULT

     Unless otherwise specified in the related prospectus supplement, some of the mortgage loans included in the pool of mortgage loans for a series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the Borrower. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default--as long as appropriate notices are given. The equity courts of the state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting the defaulted payments.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980, enacted in March 1980, provides that state usury limitations shall not apply to certain types of residential, including multifamily but not other commercial, first mortgage loans originated by certain lenders after March 31,
1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law.
In addition, even where Title V is not so rejected, any state is

                                      -75-

authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

     Morgan Stanley Capital I Inc. has been advised by counsel that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption.
Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of mortgage loans, any such limitation under the state's usury law would not apply to the mortgage loans.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of the state action will be eligible for inclusion in a trust fund unless the mortgage loan provides:

     o   for the interest rate, discount points and charges as are permitted in that state, or

     o   that the terms of the loan shall be construed in accordance with the laws of another state under which the interest rate, discount points and charges would not be usurious, and the borrower's counsel has rendered an opinion that the choice of law provision would be given effect.

     Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES

     The mortgaged properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply together with an inability to remedy a failure could result in a material decrease in the value of a mortgaged property which could, together with the possibility of limited alternative uses for a particular mortgaged property--e.g., a nursing or convalescent home or hospital--result in a failure to realize the full principal amount of the related mortgage loan. Mortgages on mortgaged properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged properties which are hotels or motels may present additional risk. Hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator. In addition, the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchases or foreclosure is subject to the vagaries of local law requirements. Moreover, mortgaged properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of these properties.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder, in order to protect individuals with disabilities, public accommodations such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the
ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the Borrower in its capacity as owner or landlord, the ADA may also impose these types of requirements on a foreclosing lender who succeeds to the interest of the Borrower as owner of landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the Borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Borrower is subject.

                                      -76-

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act (formerly the
Soldiers' and Sailors' Civil Relief Act of 1940), as amended, a borrower who enters military service after the origination of a mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Army, Navy,
Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the
U.S. Public Health Service assigned to duty with the military. Because the
Relief Act applies to borrowers who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, to the extent set forth in the related prospectus supplement, any form of Credit Support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.
Thus, in the event that an affected mortgage loan goes into default, there may be delays and losses occasioned as a result of the Relief Act.

FORFEITURES IN DRUG, RICO AND PATRIOT ACT PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of
America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations
Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United
States may seize the property even before a conviction occurs.

     In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there is no assurance that such a defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates is based on the advice of Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc. This summary is based on laws, regulations, including REMIC
Regulations, rulings and decisions now in effect or, with respect to regulations, proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in certificates applicable to all categories of investors, some of which -- for example, banks and insurance companies -- may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of certificates.

GENERAL

     The federal income tax consequences to certificateholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of certificates as a REMIC under the Code. The prospectus supplement for each series of certificates will specify whether one or more
REMIC elections will be made.

                                      -77-

GRANTOR TRUST FUNDS

     If a REMIC election is not made, Sidley, Austin, Brown & Wood LLP or
Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion that the trust fund will not be classified as an association taxable as a corporation and that the trust fund will be classified as a grantor trust under subpart E, Part I of subchapter J of Chapter 1 of Subtitle A of the Code.
In this case, owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets as described in this section of the prospectus.

A. SINGLE CLASS OF GRANTOR TRUST CERTIFICATES

     Characterization. The trust fund may be created with one class of grantor trust certificates. In this case, each grantor trust certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by the grantor trust certificates and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans and MBS in the pool. Any amounts received by a grantor trust certificateholder in lieu of amounts due with respect to any mortgage loan or MBS because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each grantor trust certificateholder will be required to report on its federal income tax return in accordance with the grantor trust certificateholder's method of accounting its pro rata share of the entire income from the mortgage loans in the trust fund represented by grantor trust certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer. Under Code Sections 162 or 212 each grantor trust certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that the amounts are reasonable compensation for services rendered to the trust fund.
Grantor trust certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent these expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount under Code Section
68(b)--which amount will be adjusted for inflation--will be reduced by the lesser of

     o   3% of the excess of adjusted gross income over the applicable amount
         and

     o   80% of the amount of itemized deductions otherwise allowable for such taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

     In general, a grantor trust certificateholder using the CASH METHOD OF
ACCOUNTING must take into account its pro rata share of income as and deductions as and when collected by or paid to the master servicer or, with respect to original issue discount or certain other income items for which the certificateholder has made an election, as the amounts are accrued by the trust fund on a constant interest basis, and will be entitled to claim its pro rata share of deductions, subject to the foregoing limitations, when the amounts are paid or the certificateholder would otherwise be entitled to claim the deductions had it held the mortgage loans or MBS directly. A grantor trust certificateholder using an ACCRUAL METHOD OF ACCOUNTING must take into account its pro rata share of income as payment becomes due or is made to the master servicer, whichever is earlier and may deduct its pro rata share of expense items, subject to the foregoing limitations, when the amounts are paid or the certificateholder otherwise would be entitled to claim the deductions had it held the mortgage loans or MBS directly. If the servicing fees paid to the master servicer are deemed to exceed reasonable servicing compensation, the amount of the excess could be considered as an ownership interest retained by the master servicer or any person to whom the master servicer assigned for value all or a portion of the servicing fees in a portion of the interest payments on the mortgage loans and MBS. The mortgage loans and MBS would then be subject to the "coupon stripping" rules of the Code discussed below under "--Stripped Bonds and Coupons."

     Unless otherwise specified in the related prospectus supplement or otherwise provided below in this section of the prospectus, as to each series of certificates, counsel to Morgan Stanley Capital I Inc. will have advised Morgan
Stanley Capital I Inc. that:

                                      -78-

     o   a grantor trust certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19)
         representing principal and interest payments on mortgage loans or MBS will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section;

     o   a grantor trust certificate owned by a real estate investment trust representing an interest in mortgage loans or MBS will be considered to represent "real estate assets" within the meaning of Code Section
         856(c)(5)(B), and interest income on the mortgage loans or MBS will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section; and

     o   a grantor trust certificate owned by a REMIC will represent
         "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3).

      Stripped Bonds and Coupons. Certain trust funds may consist of government securities that constitute "stripped bonds" or "stripped coupons" as those terms are defined in section 1286 of the Code, and, as a result, these assets would be subject to the stripped bond provisions of the Code. Under these rules, these government securities are treated as having original issue discount based on the purchase price and the stated redemption price at maturity of each Security. As such, grantor trust certificateholders would be required to include in income their pro rata share of the original issue discount on each Government Security recognized in any given year on an economic accrual basis even if the grantor trust certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the grantor trust certificateholder in any taxable year may exceed amounts actually received during such year.

     Premium. The price paid for a grantor trust certificate by a holder will be allocated to the holder's undivided interest in each mortgage loan or MBS based on each asset's relative fair market value, so that the holder's undivided interest in each asset will have its own tax basis. A grantor trust certificateholder that acquires an interest in mortgage loans or MBS at a premium may elect to amortize the premium under a constant interest method, provided that the underlying mortgage loans with respect to the mortgage loans or MBS were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such grantor trust certificate. The basis for such grantor trust certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A certificateholder that makes this election for a mortgage loan or MBS or any other debt instrument that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a grantor trust certificate representing an interest in a mortgage loan or MBS acquired at a premium should recognize a loss if a mortgage loan or an Underlying Mortgage Loan with respect to an asset prepays in full, equal to the difference between the portion of the prepaid principal amount of such mortgage loan or underlying mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to such mortgage loan or underlying mortgage loan. If a reasonable prepayment assumption is used to amortize the premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     The Internal Revenue Service has issued Amortizable Bond Premium
Regulations. The Amortizable Bond Premium Regulations specifically do not apply to prepayable debt instruments or any pool of debt instruments the yield on which may be affected by prepayments, such as the trust fund, which are subject to Section 1272(a)(6) of the Code. Absent further guidance from the IRS and to the extent set forth in the related prospectus supplement, the trustee will account for amortizable bond premium in the manner described in this section.
Prospective purchasers

                                      -79-

should consult their tax advisors regarding amortizable bond premium and the
Amortizable Bond Premium Regulations.

     Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the OID Regulations will be applicable to a grantor trust certificateholder's interest in those mortgage loans or MBS meeting the conditions necessary for these sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers other than individuals originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple
Classes of Grantor Trust Certificates--Accrual of Original Issue Discount"
below.

     Market Discount. A grantor trust certificateholder that acquires an undivided interest in mortgage loans or MBS may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in the asset is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of the mortgage loan or MBS allocable to the holder's undivided interest over the holder's tax basis in such interest. Market discount with respect to a grantor trust certificate will be considered to be zero if the amount allocable to the grantor trust certificate is less than 0.25%
of the grantor trust certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the
Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a grantor trust certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

For grantor trust certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

For purposes of calculating market discount under any of the above methods in the case of instruments, such as the grantor trust certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a grantor trust certificate purchased at a discount or premium in the secondary market.

                                      -80-

     A holder who acquired a grantor trust certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the grantor trust certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for certificates acquired on or after April 4,
1994. If this election were to be made with respect to a grantor trust certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Premium" in this prospectus. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without consent of the IRS.

     Anti-Abuse Rule. The IRS can apply or depart from the rules contained in the OID Regulations as necessary or appropriate to achieve a reasonable result where a principal purpose in structuring a mortgage loan, MBS, or grantor trust certificate or applying the otherwise applicable rules is to achieve a result that is unreasonable in light of the purposes of the applicable statutes, which generally are intended to achieve the clear reflection of income for both issuers and holders of debt instruments.

B.   MULTIPLE CLASSES OF GRANTOR TRUST CERTIFICATES

         1.       Stripped Bonds and Stripped Coupons

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created.

     Excess Servicing will be Treated Under the Stripped Bond Rules. If the
Excess Servicing fee is less than 100 basis points, i.e., 1% interest on the principal balance of the assets in the trust fund, or the certificates are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on an asset by asset basis, which could result in some mortgage loans or MBS being treated as having more than 100 basis points of interest stripped off. See "--Non-REMIC Certificates" and
"Multiple Classes of Grantor Trust Certificates--Stripped Bonds and Stripped
Coupons".

     Although not entirely clear, a Stripped Bond Certificate generally should be treated as an interest in mortgage loans or MBS issued on the day the certificate is purchased for purposes of calculating any OID. Generally, if the discount on a mortgage loan or MBS is larger than a de minimis amount, as calculated for purposes of the OID rules, a purchaser of such a certificate will be required to accrue the discount under the OID rules of the Code. See
"--Non-REMIC Certificates" and "--Single Class of Grantor Trust
Certificates--Original Issue Discount". However, a purchaser of a Stripped Bond
Certificate will be required to account for any discount on the mortgage loans or MBS as market discount rather than OID if either

     o   the amount of OID with respect to the mortgage loans or MBS is treated as zero under the OID de minimis rule when the certificate was stripped
         or

     o   no more than 100 basis points, including any Excess Servicing, is stripped off of the trust fund's mortgage loans or MBS.

                                      -81-

Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of
Stripped Bond Certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

     The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each mortgage loan or MBS. Unless otherwise specified in the related prospectus supplement, all payments from a mortgage loan or MBS underlying a Stripped Coupon Certificate will be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from the mortgage loan or MBS would be included in the stated redemption price at maturity for the mortgage loan or MBS for purposes of calculating income on the certificate under the OID rules of the Code.

     It is unclear under what circumstances, if any, the prepayment of mortgage loans or MBS will give rise to a loss to the holder of a Stripped Bond
Certificate purchased at a premium or a Stripped Coupon Certificate. If the certificate is treated as a single instrument rather than an interest in discrete mortgage loans and the effect of prepayments is taken into account in computing yield with respect to the grantor trust certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate sufficiently faster than the assumed prepayment rate so that the certificateholder will not recover its investment. However, if the certificate is treated as an interest in discrete mortgage loans or MBS, or if no prepayment assumption is used, then when a mortgage loan or MBS is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage loan or MBS.

     In light of the application of Section 1286 of the Code, a beneficial owner of a Stripped Bond Certificate generally will be required to compute accruals of
OID based on its yield, possibly taking into account its own Prepayment
Assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these Stripped Bond Certificates, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of OID for these certificates. Prospective investors therefore should be aware that the timing of accruals of OID applicable to a Stripped Bond
Certificate generally will be different than that reported to holders and the
IRS. You should consult your own tax advisor regarding your obligation to compute and include in income the correct amount of OID accruals and any possible tax consequences to you if you should fail to do so.

     Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in mortgage loans or MBS of the type that make up the trust fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the grantor trust certificates, for federal income tax purposes, will be the same as that of the underlying mortgage loans or MBS. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, each class of grantor trust certificates, to the extent set forth in the related prospectus supplement, should be considered to represent "real estate assets"
within the meaning of Code Section 856(c)(5)(B) and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to grantor trust certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code
Section 856(c)(3)(B), provided that in each case the underlying mortgage loans or MBS and interest on such mortgage loans or MBS qualify for such treatment.
Prospective purchasers to which such characterization of an investment in certificates is material should consult their own tax advisors regarding the characterization of the grantor trust certificates and the income therefrom.
Unless otherwise specified in the related prospectus supplement, grantor trust certificates will be "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A).

         2. Grantor Trust Certificates Representing Interests in Loans Other
Than Adjustable Rate Loans

     The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a certificateholder's interest in those mortgage loans or MBS as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers -- other than individuals -- originated after

                                      -82-

July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of "teaser" rates on the mortgage loans or MBS.
OID on each grantor trust certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a grantor trust certificate representing an interest in mortgage loans or MBS other than adjustable rate loans likely will be computed as described below under "--Accrual of Original Issue Discount." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform
Act of 1986. The holder of a certificate should be aware, however, that the OID
Regulations do not adequately address certain issues relevant to prepayable securities.

     Under the Code, the mortgage loans or MBS underlying the grantor trust certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such mortgage asset's stated redemption price at maturity over its issue price. The issue price of a mortgage loan or MBS is generally the amount lent to the borrower, which may be adjusted to take into account certain loan origination fees. The stated
redemption price at maturity of a mortgage loan or MBS is the sum of all payments to be made on these assets other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under "--Accrual of Original Issue Discount," will, to the extent set forth in the related prospectus supplement, utilize the Prepayment Assumption on the issue date of such grantor trust certificate, and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. In the absence of such regulations, the Prepayment Assumption used will be the prepayment assumption that is used in determining the offering price of such certificate. No representation is made that any certificate will prepay at the Prepayment Assumption or at any other rate.

     Accrual of Original Issue Discount. Generally, the owner of a grantor trust certificate must include in gross income the sum of the "daily portions," as defined below in this section, of the OID on the grantor trust certificate for each day on which it owns the certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the master servicer or other entity specified in the related prospectus supplement of the portion of OID that accrues during each successive monthly accrual period, or shorter period from the date of original issue, that ends on the day in the calendar year corresponding to each of the Distribution Dates on the grantor trust certificates, or the day prior to each such date. This will be done, in the case of each full month accrual period, by

     o   adding (1) the present value at the end of the accrual
         period--determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment
         Assumption--of all remaining payments to be received under the
         Prepayment Assumption on the respective component and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period.

The adjusted issue price of a grantor trust certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a grantor trust certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of
OID must be determined according to an appropriate allocation under any reasonable method.

     Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received.

                                      -83-

However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if the mortgage loans or MBS acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of the asset, no original issue discount attributable to the difference between the issue price and the original principal amount of the asset--i.e., points--will be includible by the holder. Other original issue discount on the mortgage loans or MBS--e.g., that arising from a "teaser" rate--would still need to be accrued.

         3. Grantor Trust Certificates Representing Interests in Adjustable Rate
Loans

     The OID Regulations do not address the treatment of instruments, such as the grantor trust certificates, which represent interests in adjustable rate loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the master servicer will report Stripped ARM Obligations to holders in a manner it believes is consistent with the rules described above under the heading "--Grantor Trust Certificates Representing Interests in Loans Other Than
Adjustable Rate Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of Deferred Interest to the principal balance of an adjustable rate loan may require the inclusion of the amount in the income of the grantor trust certificateholder when the amount accrues. Furthermore, the addition of Deferred
Interest to the grantor trust certificate's principal balance will result in additional income, including possibly OID income, to the grantor trust certificateholder over the remaining life of such grantor trust certificates.

     Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such certificates.

C. SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE

     Sale or exchange of a grantor trust certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the grantor trust certificate. Such adjusted basis generally will equal the seller's purchase price for the grantor trust certificate, increased by the OID included in the seller's gross income with respect to the grantor trust certificate, and reduced by principal payments on the grantor trust certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a grantor trust certificate is a "capital asset" within the meaning of Code Section 1221, except to the extent described above with respect to market discount, and will generally be long-term capital gain if the grantor trust certificate has been owned for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited.

     It is possible that capital gain realized by holders of one or more classes of grantor trust certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction." A sale of a grantor trust certificate will be part of a conversion transaction if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and:

     o   the holder entered the contract to sell the grantor trust certificate substantially contemporaneously with acquiring the grantor trust certificate;

     o   the grantor trust certificate is part of a straddle;

     o   the grantor trust certificate is marketed or sold as producing capital gain; or

     o   other transactions to be specified in Treasury regulations that have not yet been issued.

If the sale or other disposition of a grantor trust certificate is part of a conversion transaction, all or any portion of the gain realized upon the sale or other disposition would be treated as ordinary income instead of capital gain.

     Grantor trust certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a grantor trust certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

                                      -84-

D.   NON-U.S. PERSONS

     Generally, to the extent that a grantor trust certificate evidences ownership in underlying mortgage loans or MBS that were issued on or before July
18, 1984, interest or OID paid by the person required to withhold tax under Code
Section 1441 or 1442 to

     o   an owner that is not a U.S. Person or

     o   a grantor trust certificateholder holding on behalf of an owner that is not a U.S. Person

will be subject to federal income tax, collected by withholding, at a rate of
30% or such lower rate as may be provided for interest by an applicable tax treaty, unless such income is effectively connected with a U.S. trade or business of such owner or beneficial owner.

     Accrued OID recognized by the owner on the sale or exchange of such a grantor trust certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a grantor trust certificate evidences ownership in mortgage loans or MBS issued after July 18, 1984, by natural persons if such grantor trust certificateholder complies with certain identification requirements, including delivery of a statement, signed by the grantor trust certificateholder under penalties of perjury, certifying that the grantor trust certificateholder is not a U.S. Person and providing the name and address of the grantor trust certificateholder. To the extent payments to grantor trust certificateholders that are not U.S. Persons are payments of "contingent interest" on the underlying mortgage loans or MBS, or the grantor trust certificateholder is ineligible for the exemption described in the preceding sentence, the 30%
withholding tax will apply unless such withholding taxes are reduced or eliminated by an applicable tax treaty and such holder meets the eligibility and certification requirements necessary to obtain the benefits of such treaty.
Additional restrictions apply to mortgage loans or MBS where the borrower is not a natural person in order to qualify for the exemption from withholding. If capital gain derived from the sale, retirement or other disposition of a grantor trust certificate is effectively connected with a U.S. trade or business of a grantor trust certificateholder that is not a U.S. Person, the certificateholder will be taxed on the net gain under the graduated U.S. federal income tax rates applicable to U.S. Persons and, with respect to grantor trust certificates held by or on behalf of corporations, also may be subject to branch profits tax. In addition, if the trust fund acquires a United States real property interest through foreclosure, deed in lieu of foreclosure or otherwise on a mortgage loan or MBS secured by such an interest, which for this purpose includes real property located in the United States and the Virgin Islands, a grantor trust certificateholder that is not a U.S. Person will potentially be subject to federal income tax on any gain attributable to such real property interest that is allocable to such holder. Non-U.S. Persons should consult their tax advisors regarding the application to them of the foregoing rules.

E.   INFORMATION REPORTING AND BACKUP WITHHOLDING

     The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a certificateholder at any time during such year, the information as may be deemed necessary or desirable to assist certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold such certificates as nominees on behalf of beneficial owners. On June 20, 2002, the Treasury
Department published proposed regulations, which will, when effective, establish a reporting framework for interests in "widely held fixed investment trusts"
that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as an entity classified as a "trust" under Treasury regulation Section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to (i) a custodian of a person's account,
(ii) a nominee and (iii) a broker holding an interest for a customer in street name. These regulations were proposed to be effective beginning January 1, 2004, but such date has passed and the regulations have not been finalized. It is unclear when, or if, these regulations will become final.

     If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a grantor trust certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either

                                      -85-

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Person, certifies that the seller is a Non-U.S. Person, and other conditions are met.

Such a sale must also be reported by the broker to the IRS, unless either

     o   the broker determines that the seller is an exempt recipient or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in some cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department, which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding the regulations.

REMICS

     The trust fund relating to a series of certificates may elect to be treated as one or more REMICs. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however "--Taxation of Owners of REMIC Residual Certificates" and
"--Prohibited Transactions and Other Taxes" below), if a trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under "--Taxation of Owners of
REMIC Residual Certificates," the Code provides that a trust fund will not be treated as a REMIC for the year and thereafter. In that event, the entity may be taxable as a separate corporation, and the REMIC Certificates may not be accorded the status or given the tax treatment described below in this section.
While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, such the regulations have been issued. Any relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each trust fund that elects REMIC status, Sidley, Austin, Brown & Wood LLP or Cadwalader, Wickersham & Taft LLP or
Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Agreement, the trust fund will qualify as one or more REMICs, and the related certificates will be considered to be REMIC Regular Certificates or a sole class of REMIC Residual Certificates. The related prospectus supplement for each series of Certificates will indicate whether the trust fund will make one or more REMIC elections and whether a class of certificates will be treated as a regular or residual interest in a REMIC.

     A "qualified mortgage" for REMIC purposes includes any obligation, including certificates of participation in such an obligation and any "regular interest" in another REMIC, that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC.

     In general, with respect to each series of certificates for which a REMIC election is made,

     o   certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section
         7701(a)(19)(C);

     o   certificates held by a real estate investment trust will constitute
         "real estate assets" within the meaning of Code Section 856(c)(5)(B);
         and

     o   interest on certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B).

                                      -86-

If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets.

     Tiered REMIC Structures. For certain series of certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes. Upon the issuance of any such series of certificates, Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc., will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC
Certificates issued by the Master REMIC and the Subsidiary REMIC or REMICs,
respectively, will be considered REMIC Regular Certificates or REMIC Residual
Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Other than the residual interest in a Subsidiary REMIC, only REMIC
Certificates issued by the Master REMIC will be offered hereunder. The
Subsidiary REMIC or REMICs and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be:

     o   "real estate assets" within the meaning of Code Section 856(c)(5)(B);

     o   "loans secured by an interest in real property" under Code Section
         7701(a)(19)(C); and

     o   whether the income on the certificates is interest described in Code
         Section 856(c)(3)(B).

A.   TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

     General. Except as otherwise stated in this discussion, REMIC Regular
Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets.
Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount and Premium. The REMIC Regular Certificates may be
issued with OID. Generally, the OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC Regular Certificate and its
"issue price." Holders of any class of certificates issued with OID will be required to include the OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID
Regulations and in part on the provisions of the Tax Reform Act of 1986. Holders of REMIC Regular Certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates.

     Rules governing OID are set forth in Code Sections 1271 through 1273 and
1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of the discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the
Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The legislative history provides, however, that Congress intended the regulations to require that the
Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The prospectus supplement for each series of REMIC Regular Certificates will specify the
Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular
Certificates will prepay at the Prepayment Assumption or at any other rate.

     In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its
"stated redemption price at maturity" over its "issue price." The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of
REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the Closing Date, the issue price for that class will be treated as the fair market value of that class on the Closing Date. The issue price of a
REMIC Regular Certificate also includes the amount paid by an initial certificateholder for accrued

                                      -87-

interest that relates to a period prior to the issue date of the REMIC Regular
Certificate. The stated redemption price at maturity of a REMIC Regular
Certificate includes the original principal amount of the REMIC Regular
Certificate, but generally will not include distributions of interest if the distributions constitute "qualified stated interest." Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular
Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments.
Distributions of interest on REMIC Regular Certificates with respect to which
Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of the REMIC Regular
Certificates includes all distributions of interest as well as principal thereon.

     Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is longer than the interval between subsequent
Distribution Dates, the greater of any original issue discount, disregarding the rate in the first period, and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the certificate exceeds its issue price for purposes of the de minimis rule described below in this section. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID.
However, the trust fund will not take this position unless required by applicable regulations. Where the interval between the issue date and the first
Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution
Date in excess of the amount that accrued during the first period would be added to the certificate's stated redemption price at maturity. REMIC Regular
Certificates should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

     Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years, i.e., rounding down partial years, from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC
Regular Certificate. Although currently unclear, it appears that the schedule of the distributions should be determined in accordance with the Prepayment
Assumption. The Prepayment Assumption with respect to a series of REMIC Regular
Certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and the income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     The prospectus supplement with respect to a trust fund may provide for
Super-Premium Certificates. The income tax treatment of such REMIC Regular
Certificates is not entirely certain. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates, including interest-only REMIC
Regular Certificates, is the sum of all payments to be made on such REMIC
Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount, which delays future accruals of OID rather than being immediately deductible when prepayments on the mortgage loans or MBS exceed those estimated under the
Prepayment Assumption. The IRS might contend, however, that certain contingent payment rules contained in final regulations issued on June 11, 1996, with respect to original issue discount, should apply to such certificates. Although such rules are not applicable to instruments governed by Code Section
1272(a)(6), they represent the only guidance regarding the current views of the
IRS with respect to contingent payment instruments. These regulations, if applicable, generally would require holders of Regular Interest Certificates to take the payments considered contingent interest payments into income on a yield to maturity basis in accordance with a schedule of projected payments provided by Morgan Stanley Capital I Inc. and to make annual adjustments to income to account for the difference between actual payments received and projected payment amounts accrued. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates (other than interest-only REMIC Regular Certificates) should be limited to their principal amount, subject to the discussion below under "--Accrued Interest
Certificates", so that such REMIC Regular Certificates would be considered for federal income tax purposes to be

                                      -88-

issued at a premium. If such a position were to prevail, the rules described below under "--Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Certificate. It is possible that a holder of a Super-Premium Certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such
Super-Premium Certificate.

     Under the REMIC Regulations, if the issue price of a REMIC Regular
Certificate, other than REMIC Regular Certificate based on a Notional Amount, does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a Super-Premium Certificate and the rules described below under "--Premium" should apply. However, it is possible that holders of REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

     Generally, a REMIC Regular Certificateholder must include in gross income the "daily portions" of the OID that accrues on a REMIC Regular Certificate for each day a certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period--"an accrual period"--that ends on the day in the calendar year corresponding to a Distribution Date, or if
Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month, and begins on the day after the end of the immediately preceding accrual period or on the issue date in the case of the first accrual period. This will be done, in the case of each full accrual period, by

     o   adding (1) the present value at the end of the accrual period --
         determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment
         Assumption -- of all remaining payments to be received on the REMIC
         Regular Certificates under the Prepayment Assumption and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the adjusted issue price of the REMIC
         Regular Certificates at the beginning of such accrual period.

The adjusted issue price of a REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC
Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease -- but never below zero -- in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the
Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the "daily portions" of OID may be determined according to an appropriate allocation under any reasonable method.

         A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate.
In computing the daily portions of OID for such a purchaser, as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity, however, the daily portion is reduced by the amount that would be the daily portion for such day, computed in accordance with the rules set forth above, multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount:

     (1) the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC Regular
         Certificateholder, who purchased the REMIC Regular Certificate at its issue price, less

                                      -89-

     (2) any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that
         REMIC Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the
         Prepayment Assumption.

A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

     The Treasury Department proposed regulations on August 24, 2004 that create a special rule for accruing OID on REMIC Regular Certificates providing for a delay between record and payment dates, such that the period over which OID accrues coincides with the period over which the right of REMIC Regular
Certificateholders to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, REMIC Regular
Certificateholders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to REMIC Regular
Certificates with delayed payment for periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC Regular Certificate issued after the date the final regulations are published in the Federal
Register.

     Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may
provide for interest based on a qualifying variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest for OID purposes if, generally:

     o   the interest is unconditionally payable at least annually;

     o   the issue price of the debt instrument does not exceed the total noncontingent principal payments; and

     o   interest is based on a "qualified floating rate," an "objective rate,"
         a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the REMIC Regular Certificates.

     The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under
"--Original Issue Discount and Premium" by assuming generally that the Index used for the variable rate will remain fixed throughout the term of the certificate at the rate applicable on the date they are issued. Appropriate adjustments are made for the actual variable rate.

     Although unclear at present, Morgan Stanley Capital I Inc. intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on mortgage loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC
Regular Certificates will be deemed to be the Index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. No guidance is currently available as to how OID would be determined for debt instruments subject to Code Section 1272(a)(6) that provide for contingent interest. The treatment of REMIC Regular Certificates as contingent payment debt instruments may affect the timing of income accruals on the REMIC Regular Certificates.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market discount or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See
"--Premium" below. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without the consent of the IRS.

                                      -90-

     Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278.
Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of (1) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price, determined for this purpose as if the purchaser had purchased such REMIC
Regular Certificate from an original holder, over (2) the price for such REMIC
Regular Certificate paid by the purchaser. A certificateholder that purchases a
REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Section 1276 of the
Code such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies.

     Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of the REMIC Regular Certificate's stated redemption price at maturity multiplied by the REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular
Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the
REMIC Regular Certificate, and gain equal to the allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued;
therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment.
Until such time as regulations are issued by the Treasury, rules described in the legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For
REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments such as the REMIC Regular Certificates that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

     A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to

                                      -91-

purchase or carry the certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A purchaser of a REMIC Regular Certificate that purchases the
REMIC Regular Certificate at a cost, not including accrued qualified stated
interest, greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize the premium under a constant yield method. A certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the legislative history states that the same rules that apply to accrual of market discount, which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such certificates have
OID, will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against the interest payment. The Amortizable Bond Premium Regulations do not apply to prepayable securities described in Section 1272(a)(6) of the Code, such as the REMIC Regular Certificates. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

     Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of Deferred Interest with respect to one or more adjustable rate loans. Any Deferred Interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of such certificates prior to the time distributions of cash with respect to such
Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such certificates will constitute qualified stated
interest or whether all or a portion of the interest payable on such certificates must be included in the stated redemption price at maturity of the certificates and accounted for as OID, which could accelerate such inclusion.
Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

     Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC Regular Certificate.
Such adjusted basis generally will equal the cost of the REMIC Regular
Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced, but not below zero, by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium.
Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular
Certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss.
Except as provided in the following paragraph and as provided under "--Market
Discount" above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

     Such capital gain or loss will generally be long-term capital gain or loss if the REMIC Regular Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individual on capital assets held less than twelve months are generally subject to ordinary income tax rates. The use of capital losses is limited.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of

                                      -92-

     o   the amount that would have been includible in the holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in Code Section 1274(d)
         determined as of the date of purchase of such REMIC Regular
         Certificate, over

     o   the amount actually includible in such holder's income.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income if the REMIC
Regular Certificate is held as part of a "conversion transaction" as defined in
Code Section 1258(c), up to the amount of interest that would have accrued on the REMIC Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code
Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or if the
REMIC Regular Certificate is held as part of a straddle. A sale of a REMIC
Regular Certificate will be part of a "conversion transaction" if substantially all of the holder's expected return is attributable to the time value of the holder's net investment; the holder entered the contract to sell the REMIC
Regular Certificate substantially contemporaneously with acquiring the REMIC
Regular Certificate; the REMIC Regular Certificate is part of a straddle; the
REMIC Regular Certificate is marketed or sold as producing capital gains; or
other transactions to be specified in Treasury regulations that have not yet been issued. Potential investors should consult their tax advisors with respect to tax consequences of ownership and disposition of an investment in REMIC
Regular Certificates in their particular circumstances.

     The certificates will be "evidences of indebtedness" within the meaning of
Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC
Regular Certificate by a bank or a thrift institution to which this section applies will be ordinary income or loss.

     The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only provide information pertaining to the appropriate proportionate method of accruing market discount.

     Accrued Interest Certificates. Payment Lag Certificates may provide for payments of interest based on a period that corresponds to the interval between
Distribution Dates but that ends prior to each Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first
Distribution Date may or may not exceed the interval. Purchasers of Payment Lag
Certificates for which the period between the Closing Date and the first
Distribution Date does not exceed the interval could pay upon purchase of the
REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date. If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to pre-issuance accrued interest and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date and the first payment date is within one year of the issue date that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificate's issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC Regular Certificate.
However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates. Therefore, in the case of a Payment Lag
Certificate, the trust fund intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days that the certificateholder has held the Payment Lag Certificate during the first accrual period.

     Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

     Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the
REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificates that are
"pass-through interest holders."

                                      -93-

Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC
Regular Certificates. See "Pass-Through of Non-Interest Expenses of the REMIC"
under "Taxation of Owners of REMIC Residual Certificates" below.

     Effects of Defaults, Delinquencies and Losses. Certain series of certificates may contain one or more classes of Subordinate Certificates, and in the event there are defaults or delinquencies on the mortgage loans or MBS, amounts that would otherwise be distributed on the Subordinate Certificates may instead be distributed on the Senior Certificates. Subordinate certificateholders nevertheless will be required to report income with respect to such certificates under an accrual method without giving effect to delays and reductions in distributions on the Subordinate Certificates attributable to defaults and delinquencies on the mortgage loans or MBS, except to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income reported by a Subordinate certificateholder in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinate Certificate is reduced as a result of defaults and delinquencies on the mortgage loans or MBS.

     Although not entirely clear, it appears that holders of REMIC Regular
Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such certificates becoming wholly or partially worthless, and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such certificates becoming wholly worthless. Potential investors and holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. These taxpayers are advised to consult their tax advisors regarding the treatment of losses on certificates.

     Non-U.S. Persons. Generally, payments of interest on the REMIC Regular
Certificates, including any payment with respect to accrued OID, to a REMIC
Regular Certificateholder who is not a U.S. Person and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if:

     o   the REMIC Regular Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the issuer;

     o   the REMIC Regular Certificateholder is not a controlled foreign corporation, within the meaning of Code Section 957, related to the issuer; and

     o   the REMIC Regular Certificateholder complies with identification requirements, including delivery of a statement, signed by the REMIC
         Regular Certificateholder under penalties of perjury, certifying that the REMIC Regular Certificateholder is a foreign person and providing the name and address of the REMIC Regular Certificateholder.

If a REMIC Regular Certificateholder is not exempt from withholding, distributions of interest to the holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty. If the interest on a REMIC Regular Certificate is effectively connected with the conduct by the Non-U.S. REMIC Regular
Certificateholder of a trade or business within the United States, then the
Non-U.S. REMIC Regular Certificateholder will not be subject to the 30%
withholding tax on gross income therefrom but will be subject to U.S. income tax at regular graduated rates. Such a Non-U.S. REMIC Regular Certificateholder, if such holder is a corporation, also may be subject to the branch profits tax.

     Further, a REMIC Regular Certificate will not be included in the estate of a non-resident alien individual. This exclusion may not apply if the non-resident alien individual actually or constructively owns 10% or more of the residual interest in the related REMIC and will not be subject to United States estate taxes. Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates and
REMIC Residual Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Regular Certificates without consulting their tax

                                      -94-

advisors as to the possible adverse tax consequences of doing so. In addition, the IRS may assert that non-U.S. Persons that own directly or indirectly, a greater than 10% interest in any Borrower, and foreign corporations that are
"controlled foreign corporations" as to the United States of which such a
Borrower is a "United States shareholder" within the meaning of Section 951(b)
of the Code, are subject to United States withholding tax on interest distributed to them to the extent of interest concurrently paid by the related
Borrower.

     Information Reporting and Backup Withholding. The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during that year, the information as may be deemed necessary or desirable to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold the REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a REMIC Regular
Certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either:

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, identifying information and, in the case of a non-U.S. Person, certifies that such seller is a
         Non-U.S. Person, and other conditions are met.

     A sale of a REMIC Regular Certificate to, or through, a broker must also be reported by the broker to the IRS, unless either:

     o   the broker determines that the seller is an exempt recipient, or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding these regulations.

B.   TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

     Allocation of the Income of the REMIC to the REMIC Residual Certificates.
The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See
"--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which the holder owns any REMIC Residual
Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the
REMIC for each day will be based on the portion of the outstanding REMIC
Residual Certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual
Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses."
As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC
Residual Certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the
REMIC.

                                      -95-

     A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed.
For example, a structure where principal distributions are made serially on regular interests, that is, a fast-pay, slow-pay structure, may generate such a mismatching of income and cash distributions --that is, "phantom income". This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans or MBS and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder or
cause the REMIC Residual Certificate to have negative "value." Investors should consult their own tax advisors concerning the federal income tax treatment of a
REMIC Residual Certificate and the impact of the tax treatment on the after-tax yield of a REMIC Residual Certificate.

     A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that the REMIC Residual Certificateholder owns the REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC
Residual Certificateholder, as described above. The legislative history indicates that certain adjustments may be appropriate to reduce or increase the income of a subsequent holder of a REMIC Residual Certificate that purchased the
REMIC Residual Certificate at a price greater than or less than the adjusted basis the REMIC Residual Certificate would have in the hands of an original
REMIC Residual Certificateholder. See "--Sale or Exchange of REMIC Residual
Certificates" below. It is not clear, however, whether the adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC
Regulations do not provide for any such adjustments.

     Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of

     o   the income from the mortgage loans or MBS and the REMIC's other assets
         and

     o   the deductions allowed to the REMIC for interest and OID on the REMIC
         Regular Certificates and, except as described above under "--Taxation of Owners of REMIC Regular Certificates--Non-Interest Expenses of the
         REMIC," other expenses.

REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

     o   the limitations on deductibility of investment interest expense and expenses for the production of income do not apply;

     o   all bad loans will be deductible as business bad debts; and

     o   the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.

The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the mortgage loans, reduced by amortization of any premium on the mortgage loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual
Certificateholders resulting from defaults and delinquencies on mortgage loans or MBS may differ from the time of the actual loss on the assets. The REMIC's deductions include interest and original issue discount expense on the REMIC
Regular Certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC and realized losses on the mortgage loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no certificates of any class of the related series outstanding.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates, or, if a
class of certificates is not sold initially, its fair market value. The aggregate basis will be allocated among the mortgage loans or MBS and other assets of the REMIC in proportion to their respective fair market value. A mortgage loan or MBS will be deemed to have been acquired with discount or premium to the extent that the

                                      -96-

REMIC's basis in the mortgage loan or MBS is less than or greater than its principal balance, respectively. Any such discount, whether market discount or
OID, will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to the income, under a method similar to the method described above for accruing OID on the REMIC Regular Certificates. The
REMIC may elect under Code Section 171 to amortize any premium on the mortgage loans or MBS. Premium on any mortgage loan or MBS to which the election applies would be amortized under a constant yield method. It is not clear whether the yield of a mortgage loan or MBS would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

     The REMIC will be allowed a deduction for interest and OID on the REMIC
Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC
Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

     A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the
REMIC's initial basis in its assets. See "--Sale or Exchange of REMIC Residual
Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Residual Certificate to reflect any difference between the actual cost of the REMIC Residual Certificate to the holder and the adjusted basis the REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see "--Allocation of the Income of
the REMIC to the REMIC Residual Certificates" above.

     Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the
REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that the net loss exceeds the holder's adjusted basis in the REMIC Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by the
REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of REMIC Residual
Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

     Regulations have been issued addressing the federal income tax treatment of
"inducement fees" received by transferees of non-economic residual interests.
These regulations require inducement fees to be included in income over a period reasonably related to the period in which the related residual interest is expected to generate taxable income or net loss to its holder. Under two safe harbor methods, inducement fees are included in income (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the applicable prepayment assumption. If the holder of a non-economic residual interest sells or otherwise disposes of the non-economic residual interest, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. Prospective purchasers of the REMIC Residual Certificates should consult with their tax advisors regarding the effect of these regulations.

     Mark-to-Market Rules. Prospective purchasers of a REMIC Residual
Certificate should be aware that the IRS has issued Mark-to-Market Regulations which provide that a REMIC Residual Certificate cannot be marked to market.

     Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the
REMIC Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on

                                      -97-

a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In general terms, a single class REMIC is one that either:

     o   would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

     o   is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules.

Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related REMIC Residual
Certificates in their entirety and not to holders of the related REMIC Regular
Certificates.

     In the case of individuals or trusts, estates or other persons that compute their income in the same manner as individuals, who own an interest in a REMIC
Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries, e.g., a partnership, an S corporation or a grantor trust, such expenses will be deductible under Code
Section 67 only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the applicable amount will be reduced by the lesser of

     o   3% of the excess of the individual's adjusted gross income over the applicable amount or

     o   80% of the amount of itemized deductions otherwise allowable for the taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

The amount of additional taxable income recognized by REMIC Residual
Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders subject to the alternative minimum tax other than corporations may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Accordingly, investment in
REMIC Residual Certificates will in general not be suitable for individuals or for certain pass-through entities, such as partnerships and S corporations, that have individuals as partners or shareholders.

     Excess Inclusions. A portion of the income on a REMIC Residual Certificate, referred to in the Code as an "excess inclusion", for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion:

     o   may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual Certificateholder;

     o   will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC Residual Certificateholder is
         a pension fund or any other organization that is subject to tax only on its unrelated business taxable income, as discussed under "--Tax-Exempt
         Investors" below; and

     o   is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor, as discussed under "--Residual Certificate Payments--Non-U.S. Persons"
         below.

     Except as discussed in the following paragraph, with respect to any REMIC
Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (1) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (2) the sum of the "daily accruals" for all days during the calendar quarter on which the
REMIC Residual Certificateholder holds a REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are

                                      -98-

determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the REMIC Residual Certificate is issued.
For this purpose, the "adjusted issue price" of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC
Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased--but not below zero--by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of the quarter. The
"federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC
Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by the shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by the shareholder.
Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

     The Code provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder.
First, alternative minimum taxable income for the residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. Third, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. The effect of this last statutory amendment is to prevent the use of nonrefundable tax credits to reduce a taxpayer's income tax below its tentative minimum tax computed only on excess inclusions.

     Payments. Any distribution made on a REMIC Residual Certificate to a REMIC
Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate. To the extent a distribution exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC
Residual Certificate.

     Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual
Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate except that the recognition of loss may be limited under the "wash sale" rules described in the next paragraph. A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of the REMIC Residual Certificate to the REMIC
Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of the REMIC Residual Certificateholder with respect to the REMIC Residual Certificate, and decreased -- but not below zero -- by the net losses that have been allowed as deductions to the REMIC Residual
Certificateholder with respect to the REMIC Residual Certificate and by the distributions received thereon by the REMIC Residual Certificateholder. In general, any the gain or loss will be capital gain or loss provided the REMIC
Residual Certificate is held as a capital asset. The capital gain or loss will generally be long-term capital gain or loss if the REMIC Residual Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited. However,
REMIC Residual Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss. In addition, a transfer of a
REMIC Residual Certificate that is a "noneconomic residual interest" may be subject to different rules. See "--Tax Related Restrictions on Transfers of
REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" below.

     Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another
REMIC or similar interest in a "taxable mortgage pool", as defined in Code
Section 7701(i), during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC
Residual Certificateholder on the sale will not be deductible, but, instead, will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

                                      -99-

PROHIBITED TRANSACTIONS AND OTHER TAXES

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions". In general, subject to certain specified exceptions, a prohibited transaction means:

     o   the disposition of a mortgage loan or MBS,

     o   the receipt of income from a source other than a mortgage loan or MBS or certain other permitted investments,

     o   the receipt of compensation for services, or

     o   gain from the disposition of an asset purchased with the payments on the mortgage loans or MBS for temporary investment pending distribution on the certificates.

It is not anticipated that the trust fund for any series of certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a trust fund as to which an election has been made to treat the trust fund as a REMIC made after the day on which the trust fund issues all of its interests could result in the imposition of the
Contributions Tax. No trust fund for any series of certificates will accept contributions that would subject it to such tax.

     In addition, a trust fund as to which an election has been made to treat the trust fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

     Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of certificates arises out of or results from

     o   a breach of the related servicer's, trustee's or depositor's obligations, as the case may be, under the related Agreement for such series, such tax will be borne by such servicer, trustee or depositor, as the case may be, out of its own funds or

     o   Morgan Stanley Capital I Inc.'s obligation to repurchase a mortgage loan,

such tax will be borne by Morgan Stanley Capital I Inc.

     In the event that the servicer, trustee or depositor, as the case may be, fails to pay or is not required to pay any Prohibited Transactions Tax,
Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax, the tax will be payable out of the trust fund for the series and will result in a reduction in amounts available to be distributed to the certificateholders of the series.

LIQUIDATION AND TERMINATION

     If the REMIC adopts a plan of complete liquidation, within the meaning of
Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the
REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets other than cash within a 90-day period beginning on such date, the REMIC will not be subject to any Prohibited Transaction Tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash, other than the amounts retained to meet claims, to holders of
Regular and REMIC Residual Certificates within the 90-day period.

     The REMIC will terminate shortly following the retirement of the REMIC
Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such
REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

                                     -100-

ADMINISTRATIVE MATTERS

     Solely for the purpose of the administrative provisions of the Code, the
REMIC generally will be treated as a partnership and the REMIC Residual
Certificateholders will be treated as the partners. In general, the holder of the largest percentage interest of a class of REMIC Residual Certificates will be the "tax matters person" of the related REMIC for purposes of representing
REMIC Residual Certificateholders in connection with any IRS proceeding.
However, the duties of the tax matters person will be delegated to the Trustee under the applicable Agreement. Certain tax information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual
Certificate on any day in the previous calendar quarter.

     Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC
Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Internal Revenue Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual
Certificate as a nominee for another person may be required to furnish the
REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

TAX-EXEMPT INVESTORS

     Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual
Certificate that is considered an excess inclusion. See "--Taxation of Owners of
REMIC Residual Certificates--Excess Inclusions" above.

RESIDUAL CERTIFICATE PAYMENTS--NON-U.S. PERSONS

     Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons
(see "--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons"
above) are treated as interest for purposes of the 30%, or lower treaty rate,
United States withholding tax. Amounts distributed to holders of REMIC Residual
Certificates should qualify as "portfolio interest," subject to the conditions described in "--Taxation of Owners of REMIC Regular Certificates" above, but only to the extent that the underlying mortgage loans were originated after July
18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual
Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed, or when the REMIC Residual Certificate is disposed of, under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury
Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax, for example, where the REMIC Residual Certificates do not have significant value. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the amounts paid to REMIC Residual
Certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30%, or lower treaty rate, withholding will not apply. Instead, the amounts paid to such
non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual
Certificates, see "--Tax Related Restrictions on Transfers of REMIC Residual
Certificates" below.

     REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual
Certificateholders and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

                                     -101-

TAX RELATED RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES

     Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in the entity are not held by "disqualified organizations". Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of (A) an amount, as determined under the REMIC Regulations, equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer and (B) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent, including a broker or other middleman, for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization"
means:

         (A)   the United States, any State, possession or political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing
               (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental agency);

         (B)   any organization, other than certain farmers' cooperatives, generally exempt from federal income taxes unless such
               organization is subject to the tax on "unrelated business taxable income"; and

         (C)   a rural electric or telephone cooperative.

     A tax is imposed on a "pass-through entity" holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity, provided that all partners of an "electing large partnership" as defined in
Section 775 of the Code, are deemed to be disqualified organizations. The amount of the tax is equal to the product of (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations.
The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a
"pass-through entity" means:

     o   a regulated investment company, real estate investment trust or common trust fund;

     o   a partnership, trust or estate; and

     o   certain cooperatives.

Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. Electing large partnerships -- generally, non-service partnerships with 100 or more members electing to be subject to simplified IRS reporting provisions under Code sections 771 through 777 -- will be taxable on excess inclusion income as if all partners were disqualified organizations.

     In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the master servicer. The master servicer will grant consent to a proposed transfer only if it receives the following:

     o   an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC Residual
         Certificate as a nominee or agent for a disqualified organization, and

     o   a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual Certificate.

                                     -102-

     Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual
Certificate to a U.S. Person unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A
Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate,
including a REMIC Residual Certificate with a positive value at issuance, unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,

     o   the present value of the expected future distributions on the REMIC
         Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and

     o   the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

     A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if:

     (1) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor determined that the transferee had historically paid its debts as they came due and found no significant evidence that the transferee would not continue to pay its debts as they come due in the future;

     (2) the transferee represents to the transferor that (i) it understands that, as the holder of the Noneconomic REMIC Residual Certificate, the transferee may incur tax liabilities in excess of cash flows generated by the interest, (ii) that the transferee intends to pay taxes associated with holding the residual interest as they came due and
         (iii) that the transferee will not cause income with respect to the
         REMIC Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such transferee or any other person; and

     (3) the transfer is not a direct or indirect transfer to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) and either:

         (i)   the present value of the anticipated tax liabilities associated with holding the Noneconomic REMIC Residual Certificate does not exceed the sum of:

               o   the present value of any consideration given to the
                   transferee to acquire the Noneconomic REMIC Residual
                   Certificate,

               o   the present value of the expected future distributions on the
                   Noneconomic REMIC Residual Certificate and

               o   the present value of the anticipated tax savings associated with holding the Noneconomic REMIC Residual Certificate as the REMIC generates losses. For purposes of the computations under this "minimum transfer price" alternative, the
                   transferee is assumed to pay tax at the highest rate of tax specified in section 11(b)(1) of the Internal Revenue Code
                   (currently 35%) or, in certain circumstances, the alternative minimum tax rate. Further, present values generally are
                   computed using a discount rate equal to the short-term
                   Federal rate set forth in Section 1274(d) of the Internal
                   Revenue Code for the month of such transfer and the
                   compounding period used by the transferee; or

         (ii)  (a) at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the year of transfer, the transferee's gross assets for financial reporting purposes exceed
               $100 million and its net assets for financial reporting purposes exceed $10 million, (b) the transferee is an eligible corporation
               (as defined in Treasury regulation Section 1.860E-1(c)(6)(i))
               that makes a written agreement that any subsequent transfer of the interest will be to another eligible corporation in a
               transaction which will also satisfy clauses (1) and (2)

                                     -103-

               above and this clause (3)(ii) and (c) the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with the residual interest will not be paid. For purposes of clause
               (3)(ii)(c), if the amount of consideration paid in respect of the residual interest is so low that under any set of reasonable assumptions a reasonable person would conclude that the taxes associated with holding the residual interest will not be paid, then the transferor is deemed to know that the transferee cannot or will not pay the taxes associated with the residual interest.

     If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual
Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

     Foreign Investors. The REMIC Regulations provide that the transfer of a
REMIC Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless the transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United Sates trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a
U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The Agreement will provide that no record or beneficial ownership interest in a REMIC Residual
Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless the person provides the trustee with a duly completed IRS Form W-8ECI or applicable successor form adopted by the IRS for such purpose and the trustee consents to the transfer in writing.

     Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual
Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

     Reportable Transactions. Any holder of a certificate that reports any item or items of income, gain, expense, or loss in respect of a certificate for tax purposes in an amount that differs from the amount reported for book purposes by more than $10 million, on a gross basis, in any taxable year may be subject to certain disclosure requirements for "reportable transactions." Prospective investors should consult their tax advisers concerning any possible tax return disclosure obligation with respect to the certificates.

                       STATE AND LOCAL TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Federal
Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the offered certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality.
Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

     Title I of ERISA and Section 4975 of the Code impose restrictions on ERISA
Plans, certain other Plans and on persons who are parties in interest or disqualified persons with respect to ERISA Plans. Employee benefit plans, such as governmental plans and church plans (if no election has been made under
Section 410(d) of the Code), are not subject to the restrictions of ERISA.
However, such plans (collectively with ERISA Plans, "Plans") may be

                                     -104-

subject to other applicable federal, state or local law ("Similar Law")
materially similar to ERISA and the Code. Moreover, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the ERISA Plan.

PROHIBITED TRANSACTIONS

   GENERAL

     Section 406 of ERISA prohibits parties in interest with respect to an ERISA
Plan from engaging in certain transactions involving the ERISA Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. In some cases, a civil penalty may be assessed on non-exempt prohibited transactions pursuant to Section 502(i) of ERISA. Section 4975 of the
Code imposes excise taxes on similar transactions between Plans subject thereto and disqualified persons with respect to such.

     The United States Department of Department of Labor has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and some other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA and Section 4975 of the Code to be assets of the
Plan unless exceptions apply.

     Under the terms of the regulation, the trust fund may be deemed to hold plan assets by reason of a Plan's investment in a certificate; such plan assets would include an undivided interest in the mortgage loans and any other assets held by the trust fund. In such an event, Morgan Stanley Capital I Inc., the master servicer, any subservicer, the trustee, any insurer of the mortgage loans or MBS and other persons, in providing services with respect to the assets of the trust fund, may become fiduciaries subject to the fiduciary responsibility provisions of Title I of ERISA, or may otherwise become parties in interest or disqualified persons, with respect to such Plan. In addition, transactions involving such assets could constitute or result in prohibited transactions under Section 406 of ERISA or Section 4975 of the Code unless such transactions are subject to a statutory, regulatory or administrative exemption.

     The regulations contain a de minimis safe-harbor rule that exempts the assets of an entity from plan assets status as long as the aggregate equity investment in such entity by plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own 25% or more of the value of any class of equity interest, excluding from the calculation, the value of equity interests held by persons who have discretionary authority or control with respect to the assets of the entity or held by affiliates of such persons. "Benefit plan investors" are defined as ERISA Plans as well as employee benefit plans not subject to Title I of ERISA, e.g., governmental plans and foreign plans and entities whose underlying assets include plan assets by reason of plan investment in such entities. To fit within the safe harbor benefit plan, investors must own less than 25% of each class of equity interests, regardless of the portion of total equity value represented by such class, on an ongoing basis.

   AVAILABILITY OF UNDERWRITER'S EXEMPTION FOR CERTIFICATES

     DOL has granted to Morgan Stanley & Co. Incorporated Prohibited Transaction
Exemption ("PTE") 90-24, Exemption Application No. D-8019, 55 Fed. Reg. 20548
(1990), as amended by PTE 97-34, Exemption Application Nos. D-10245 and D-10246,
55 Fed. Reg. 39021 (1997), PTE 2000-58, Exemption Application No. D-10829, 65
Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67
Fed. Reg. 54487 (2002) (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to:

     o   the acquisition, sale and holding by ERISA Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which Morgan Stanley & Co.

                                     -105-

         Incorporated or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and

     o   the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied.

     The Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the certificates or a transaction in connection with the servicing, operation and management of the trust fund may be eligible for exemptive relief thereunder:

     (1) The acquisition of the certificates by an ERISA Plan is on terms --
         including the price for such certificates--that are at least as favorable to the investing ERISA Plan as they would be in an arm's-length transaction with an unrelated party;

     (2) The certificates acquired by the ERISA Plan have received a rating at the time of the acquisition that is in one of the four highest generic rating categories from any of Fitch, Inc., Moody's Investors Service,
         Inc. and Standard & Poor's Ratings Services, a division of The
         McGraw-Hill Companies, Inc.;

     (3) The trustee is not an affiliate of any member of the Restricted Group other than an underwriter;

     (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates;
         the sum of all payments made to and retained by the Asset Seller pursuant to the sale of the mortgage loans to the trust fund represents not more than the fair market value of the mortgage loans; the sum of all payments made to and retained by any servicer represent not more than reasonable compensation for the servicer's services under the
         Agreement and reimbursement of the servicer's reasonable expenses in connection therewith; and

     (5) The ERISA Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
         Securities and Exchange Commission under the Securities Act of 1933 as amended.

     The trust fund must also meet the following requirements:

     o   the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

     o   certificates evidencing interests in other investment pools must have been rated in one of the four highest rating categories of a Rating
         Agency for at least one year prior to the Plan's acquisition of the
         Securities; and

     o   certificates evidencing interests in other investment pools must have been purchased by investors other than ERISA Plans for at least one year prior to any ERISA Plan's acquisition of the Securities.

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when any person who has discretionary authority or renders investment advice with respect to the investment of plan assets causes an ERISA Plan to acquire certificates in a trust fund, provided that, among other requirements:

     o   the person or its affiliate is an obligor with respect to five percent or less of the fair market value of the obligations or receivables contained in the trust fund;

     o   the Plan is not a plan with respect to which any member of the
         Restricted Group is the "plan sponsor" as defined in Section 3(16)(B)
         of ERISA;

     o   in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which ERISA Plans have invested is acquired by persons

                                     -106-

         independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust fund is acquired by persons independent of the Restricted Group;

     o   an ERISA Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and

     o   immediately after the acquisition, no more than twenty-five percent of the assets of any ERISA Plan with respect to which the person has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

The Exemption does not apply to ERISA Plans sponsored by the Restricted Group

     Before purchasing a certificate in reliance on the Exemption, a fiduciary of an ERISA Plan should itself confirm

     o   that the certificates constitute "securities" for purposes of the
         Exemption and

     o   that the general conditions and other requirements set forth in the
         Exemption would be satisfied.

REVIEW BY PLAN FIDUCIARIES

     Any Plan fiduciary considering whether to purchase any certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA, the
Code and Similar Law to such investment. Among other things, before purchasing any certificates, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. In this regard, purchasers that are insurance companies should determine the extent to which Prohibited Transaction Class Exemption 95-60 -- for certain transactions involving insurance company general accounts -- may be available.
The prospectus supplement with respect to a series of certificates may contain additional information regarding the application of any other exemption, with respect to the certificates offered by the related prospectus supplement.

                                LEGAL INVESTMENT

     If so specified in the prospectus supplement, certain classes of
Certificates will constitute "mortgage related securities" for purposes of the
Secondary Mortgage Market Enhancement Act of 1984, as amended. Generally, the only classes of Certificates which will qualify as "mortgage related securities"
will be those that (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of those
Certificates not qualifying as "mortgage related securities" for purposes of
SMMEA ("Non-SMMEA Certificates") under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such
Certificates, may be subject to significant interpretive uncertainties.
Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     Those classes of Certificates qualifying as "mortgage related securities"
will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees, and pension funds, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to

                                     -107-

Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, Certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a
Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of
Certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in
Certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell, or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to those regulations as the applicable federal regulatory authority may prescribe. In this connection, the OCC has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss. 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12
C.F.R. ss. 1.2(m) to include certain "residential mortgage-related securities"
and "commercial mortgage-related securities." As so defined, "residential mortgage-related security" and "commercial mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any of the Certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in
"mortgage related securities," other than stripped mortgage related securities
(unless the credit union complies with the requirements of 12 C.F.R. ss.
703.16(e) for investing in those securities), residual interests in mortgage related securities, and commercial mortgage related securities, subject to compliance with general rules governing investment policies and practices;
however, credit unions approved for the NCUA's "investment pilot program" under
12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. ss.
742.4(b)(2). The OTS has issued Thrift Bulletin 13a (December 1, 1998),
"Management of Interest Rate Risk, Investment Securities, and Derivatives
Activities," and Thrift Bulletin 73a (December 18, 2001), "Investing in Complex
Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the Certificates.

     All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Investment Securities and
End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal
Financial Institutions Examination Council, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Deposit
Insurance Corporation and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks
(including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any Certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of
SMMEA).

     Except as to the status of certain classes of the Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase Certificates under

                                     -108-

applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates constitute legal investments or are subject to investment, capital, or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                              PLAN OF DISTRIBUTION

     The offered certificates offered hereby and by the Supplements to this prospectus will be offered in series. The distribution of the certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related prospectus supplement, the offered certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Morgan Stanley & Co. Incorporated acting as underwriter with other underwriters, if any, named in the prospectus supplement. In such event, the prospectus supplement may also specify that the underwriters will not be obligated to pay for any offered certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to Morgan
Stanley Capital I Inc. In connection with the sale of offered certificates, underwriters may receive compensation from Morgan Stanley Capital I Inc. or from purchasers of offered certificates in the form of discounts, concessions or commissions. The prospectus supplement will describe any such compensation paid by Morgan Stanley Capital I Inc.

     Alternatively, the prospectus supplement may specify that offered certificates will be distributed by Morgan Stanley & Co. Incorporated acting as agent or in some cases as principal with respect to offered certificates that it has previously purchased or agreed to purchase. If Morgan Stanley & Co.
Incorporated acts as agent in the sale of offered certificates, Morgan Stanley &
Co. Incorporated will receive a selling commission with respect to such offered certificates, depending on market conditions, expressed as a percentage of the aggregate certificate Balance or Notional Amount of such offered certificates as of the Cut-off Date. The exact percentage for each series of certificates will be disclosed in the related prospectus supplement. To the extent that Morgan
Stanley & Co. Incorporated elects to purchase offered certificates as principal,
Morgan Stanley & Co. Incorporated may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between Morgan Stanley Capital I Inc. and purchasers of offered certificates of such series.

     Morgan Stanley Capital I Inc. will indemnify Morgan Stanley & Co.
Incorporated and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments
Morgan Stanley & Co. Incorporated and any underwriters may be required to make.

     In the ordinary course of business, Morgan Stanley & Co. Incorporated and
Morgan Stanley Capital I Inc. may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of
Morgan Stanley Capital I Inc.'s mortgage loans pending the sale of such mortgage loans or interests in the mortgage loans, including the certificates.

     Offered certificates will be sold primarily to institutional investors.
Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of offered certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     If specified in the prospectus supplement relating to certificates of a particular series offered hereby, Morgan Stanley Capital I Inc., any affiliate thereof or any other person or persons specified in the prospectus supplement may purchase some or all of the certificates of any series from Morgan Stanley &
Co. Incorporated and any other underwriters thereof. This purchaser may thereafter from time to time offer and sell, pursuant to this prospectus and the related prospectus supplement, some or all of the certificates so purchased, directly, through one or more

                                     -109-

underwriters to be designated at the time of the offering of the certificates, through dealers acting as agent or principal or in such other manner as may be specified in the related prospectus supplement. The offering may be restricted in the manner specified in the prospectus supplement. The transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. Any underwriters and dealers participating in the purchaser's offering of the certificates may receive compensation in the form of underwriting discounts or commissions from such purchaser and such dealers may receive commissions from the investors purchasing the certificates for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved). Any dealer that participates in the distribution of the certificates may be deemed to be an "underwriter" within the meaning of the Securities Act, and any commissions and discounts received by such dealer and any profit on the resale or such certificates by such dealer might be deemed to be underwriting discounts and commissions under the
Securities Act.

     All or part of any Class of certificates may be reacquired by Morgan
Stanley Capital I Inc. or acquired by an affiliate of Morgan Stanley Capital I
Inc. in a secondary market transaction or from an affiliate, including Morgan
Stanley & Co. Incorporated. Such certificates may then be included in a trust fund, the beneficial ownership of which will be evidenced by one or more classes of mortgage-backed certificates, including subsequent series of certificates offered pursuant to this prospectus and a prospectus supplement.

     As to each series of certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby.
Any non-investment-grade class may be initially retained by Morgan Stanley
Capital I Inc., and may be sold by Morgan Stanley Capital I Inc. at any time in private transactions.

                                  LEGAL MATTERS

     Certain legal matters in connection with the certificates, including certain federal income tax consequences, will be passed upon for Morgan Stanley
Capital I Inc. by Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP, or
Sidley, Austin, Brown & Wood LLP or Dewey Ballantine LLP or such other counsel as may be specified in the related prospectus supplement.

                              FINANCIAL INFORMATION

     A new trust fund will be formed with respect to each series of certificates and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates.
Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                     -110-

                    INCORPORATION OF INFORMATION BY REFERENCE

     Morgan Stanley Capital I Inc., as depositor, will file, or cause to be filed, with the Commission, the periodic reports and the Agreement with respect to each trust fund required under the Exchange Act and the rules and regulations of the Commission.

     All documents and reports filed, or caused to be filed, by Morgan Stanley
Capital I Inc. with respect to a trust fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of an offering of certificates are incorporated in this prospectus by reference. Each person to whom this prospectus is delivered may obtain, without charge, from Morgan
Stanley Capital I Inc. a copy of any documents or reports relating to the certificates being offered. (Exhibits to those documents may only be obtained if they are specifically incorporated by reference in those documents.) Requests for this information should be directed in writing to Morgan Stanley Capital I
Inc., c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New
York, New York 10036, Attention: John E. Westerfield, or by telephone at (212)
761-4000. Morgan Stanley Capital I Inc. has determined that its financial statements are not material to the offering of any certificates.

     Morgan Stanley Capital I Inc. has filed with the Securities and Exchange
Commission a registration statement (of which this prospectus forms a part)
under the Securities Act of 1933, as amended, with respect to the offered certificates. This prospectus and the accompanying prospectus supplement do not contain all of the information set forth in the registration statement. For further information regarding the documents referred to in this prospectus and the accompanying prospectus supplement, you should refer to the registration statement and the exhibits thereto. The registration statement and exhibits and the periodic reports and the Agreement can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its
Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549 or be
accessed at the internet site http://www.sec.gov maintained by the Commission.
Additional information regarding the Public Reference Room can be obtained by calling the Commission at 1-800-SEC-0330.

     If some or all of the mortgage loans owned by a trust fund are secured by an assignment of lessors' rights in one or more leases, rental payments due from the lessees may be a significant source (or even the sole source) of distributions on the certificates. In these circumstances, reference should be made to the related prospectus supplement for information concerning the lessees and whether any of those lessees are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

                                     -111-

                                GLOSSARY OF TERMS

     The certificates will be issued pursuant to the Agreement. The following
Glossary of Terms is not complete. You should also refer to the prospectus supplement and the Agreement for additional or more complete definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Agreement (without exhibits and schedules).

     Unless the context requires otherwise, the definitions contained in this
Glossary of Terms apply only to this series of certificates.

     "Accrual Certificates" means certificates which provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes of certificates of such series.

     "Accrued Certificate Interest" means, with respect to each class of certificates and each Distribution Date, other than certain classes of Stripped
Interest Certificates, the amount equal to the interest accrued for a specified period on the outstanding Certificate Balance immediately prior to the
Distribution Date, at the applicable pass-through rate, as described in
"Distributions of Interest on the Certificates" in this prospectus.

     "Agreement" means the Pooling Agreement or the Trust Agreement, as applicable.

     "Amortizable Bond Premium Regulations" means final regulations issued by the IRS which deal with the amortizable bond premium.

     "Assets" means the primary assets included in a trust fund.

     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended
(Title 11 of the United States Code).

     "Book-Entry Certificates" means Certificates which are in book-entry form.

     "Cash Flow Agreements" means guaranteed investment contracts or other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates.

     "Cede" means Cede & Company.

     "CERCLA" means Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended.

     "Certificate Account" means one or more separate accounts for the collection of payments on the related assets.

     "Certificate Balance" equals the maximum amount that a holder of a certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust fund.

     "Certificate Owners" means, with respect to a book-entry certificate, the person who is the beneficial owner of such book-entry certificate, as may be reflected on the books of the clearing agency, or on the books of a Person maintaining an account with such clearing agency, directly or as an indirect participant, in accordance with the rules of such clearing agency.

     "Certificateholder" means, unless otherwise provided in the related prospectus supplement, Cede, as nominee of DTC.

     "Certificates" means any of the certificates issued, in one or more series, by Morgan Stanley Capital I Inc.

     "Closing Date" means the date the REMIC Regular Certificates were initially issued.

                                     -112-

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Loans" means the loans relating to the Commercial Properties.

     "Commercial Properties" means office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

     "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month (which is expressed on a per annum basis)
relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans.

     "Contributions Tax" means a tax on the trust fund equal to 100% of the value of the contributed property.

     "Credit Support" means subordination of one or more other classes of certificates in a series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof.

     "Crime Control Act" means the Comprehensive Crime Control Act of 1984.

     "Cut-off Date" means a day in the month of formation of the related trust fund, as defined in the prospectus supplement.

     "Debt Service Coverage Ratio" means, with respect to a mortgage loan at any given time, the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan.

     "Deferred Interest" means interest deferred by reason of negative amortization.

     "Definitive Certificate" means a fully registered physical certificate.

     "Depositor" means Morgan Stanley Capital I Inc.

     "Determination Date" means the close of business on the date specified in the related prospectus supplement.

     "Disqualifying Condition" means a condition, existing as a result of, or arising from, the presence of Hazardous Materials on a mortgaged property, such that the mortgage loan secured by the affected mortgaged property would be ineligible, solely by reason of such condition, for purchase by FNMA under the relevant provisions of FNMA's Multifamily Seller/Servicer Guide in effect as of the date of initial issuance of the certificates of such series, including a condition that would constitute a material violation of applicable federal state or local law in effect as of their date of initial issuance of the certificates of such series.

     "Distribution Date" means each of the dates on which distributions to certificateholders are to be made.

     "DOL" means the United States Department of Department of Labor.

     "DTC" means the Depository Trust Company.

     "Due Period" means the period which will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date.

     "Environmental Hazard Condition" means any condition or circumstance that may give rise to an environmental claim.

     "Equity Participations" means provisions entitling the lender to a share of profits realized from the operation or disposition of a mortgaged property, as described in the related prospectus supplement.

                                     -113-

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA Plans" means retirement plans and other employee benefit plans subject to Title I of ERISA or Section 4975 of the Code.

     "Events of Default" means, with respect to the master servicer under the
Pooling Agreement, any one of the following events:

     o   any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     o   any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Pooling Agreement which continues unremedied for thirty days after written notice of such failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     o   any breach of a representation or warranty made by the master servicer under the Pooling Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of such breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     o   certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

     "Excess Servicing" means servicing fees in excess of reasonable servicing fees.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "FNMA" means the Federal National Mortgage Association.

     "Government Securities" means direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are:

     (a) interest-bearing securities;

     (b) non-interest-bearing securities;

     (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed; or

     (d) interest-bearing securities from which the right to payment of principal has been removed.

     "Index" means the source for determination of an interest rate, to be defined, if applicable, in the related prospectus supplement.

     "Indirect Participants" means entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a
Participant, either directly or indirectly.

     "Insurance Proceeds" means proceeds of rental interruption policies, if any, insuring against losses arising from the failure of lessees under a lease to make timely rental payments because of casualty events.

     "IRS" means the Internal Revenue Service.

     "Liquidation Proceeds" means all other amounts received and retained in connection with the liquidation of defaulted mortgage loans in the trust fund, by foreclosure or otherwise.

                                     -114-

     "Lockout Date" means the expiration of the Lockout Period.

     "Lockout Period" means a period during which prepayments on a mortgage loan are prohibited.

     "Market-to-Market Regulations" means the finalized IRS regulations which provide that a REMIC Residual Certificate acquired after January 3, 1995 cannot be marked to market.

     "Master Servicer" means an entity as named in the prospectus supplement.

     "MBS" means mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities.

     "MBS Agreement" means any participation and servicing agreement, pooling agreement, trust agreement, an indenture or similar agreement with respect to the MBS.

     "Mortgage" means a mortgage, deed of trust or other similar security instrument.

     "Mortgage Loans" means the multifamily mortgage loans or the commercial mortgage loans or both included in a trust fund. As used in this prospectus, mortgage loans refers to both whole mortgage loans and mortgage loans underlying
MBS.

     "Mortgage Note" means a promissory note evidencing a respective mortgage loan.

     "Mortgage Rate" means the interest rate for a mortgage loan which provides for no accrual of interest or for accrual of interest thereon at an interest rate that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed mortgage rate, or from a fixed to an adjustable mortgage rate, from time to time pursuant to an election or as otherwise specified on the related mortgage note, in each case as described in the related prospectus supplement.

     "Multifamily Loans" means the loans relating to the Multifamily Properties.

     "Multifamily Properties" means residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings.

     "NCUA" means the National Credit Union Administration.

     "Net Operating Income" means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     "Nonrecoverable Advance" means an advance that is not ultimately recoverable from Related Proceeds or from collections on other assets otherwise distributable on Subordinate Certificates.

     "Non-SMMEA Certificates" means Certificates not qualifying as "mortgage related securities" for purposes of SMMEA.

     "OCC" means the Office of the Comptroller of the Currency.

     "OID" means original issue discount.

     "OID Regulations" means the special rules of the Code relating to OID
(currently Code Sections 1271 through 1273 and 1275) and Treasury regulations issued thereunder.

     "OTS" means the Office of Thrift Supervision.

                                     -115-

     "Participants" means the participating organizations of DTC.

     "Pass-Through Rate" means the fixed, variable or adjustable rate per annum at which any class of certificates accrues interest.

     "Payment Lag Certificates" means the REMIC Regular Certificates that provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each Distribution
Date.

     "Permitted Investments" means United States government securities and other investment grade obligations specified in the Pooling Agreement.

     "Plans" means ERISA Plans and other plans subject to applicable federal, state or local law materially similar to Title I of ERISA or Section 4975 of the
Code.

     "Pooling Agreement" means the Agreement under which certificates of a series evidencing interests in a trust fund including Whole Loans will be issued.

     "Pre-Issuance Accrued Interest" means interest that has accrued prior to the issue date.

     "Prepayment Assumption" means the original yield to maturity of the grantor trust certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the grantor trust certificates.

     "Prepayment Premium" means with respect to any Distribution Date, the aggregate of all Yield Maintenance Payments, or Percentage Premiums, if any,
received during the related Collection Period in connection with Principal
Prepayments.

     "Prohibited Transactions Tax" means the tax the Code imposes on REMICs equal to 100% of the net income derived from "prohibited transactions."

     "Purchase Price" means, with respect to any Whole Loan and to the extent set forth in the related prospectus supplement, the amount that is equal to the sum of the unpaid principal balance, plus unpaid accrued interest at the mortgage rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the master servicer.

     "Rating Agency" means any of Fitch Ratings, Moody's Investors Service, Inc.
and Standard & Poor's Ratings Services.

     "RCRA" means the Resource Conservation and Recovery Act.

     "Record Date" means the last business day of the month immediately preceding the month in which the Distribution Date for a class of certificates occurs.

     "Refinance Loans" means mortgage loans made to refinance existing loans.

     "Related Proceeds" means related recoveries on the mortgage loans, including amounts received under any form of Credit Support, for which advances were made.

     "Relief Act" means the Servicemembers Civil Relief Act, as amended.

     "REMIC Certificates" means a certificate issued by a trust fund relating to a series of certificate where an election is made to treat the trust fund as a
REMIC.

     "REMIC Provisions" means provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986,
as amended from time to time, and related provisions, and regulations (including any proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "REMIC Regular Certificates" means REMIC Certificates issued by the trust fund that qualify as REMIC Certificates and are considered to be regular interests.

                                     -116-

     "REMIC Regular Certificateholders" means holders of REMIC Regular
Certificates.

     "REMIC Regulations" means the REMIC regulations promulgated by the Treasury
Department.

     "REMIC Residual Certificates" means the sole class of residual interests in the REMIC.

     "REMIC Residual Certificateholders" means holders of REMIC Regular
Certificates.

     "REO Extension" means the extension of time the IRS grants to sell the mortgaged property.

     "REO Tax" means a tax on "net income from foreclosure property," within the meaning of Section 857(b)(4)(B) of the Code.

     "Restricted Group" means the Seller, depositor, any underwriter, any servicer, the trustee, any insurer of the mortgage loans or MBS, any borrower whose obligations under one or more mortgage loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any of their respective affiliates.

     "Retained Interest" means an interest in an asset which represents a specified portion of the interest payable. The Retained Interest will be deducted from borrower payments as received and will not be part of the related trust fund.

     "RICO" means the Racketeer Influenced and Corrupt Organizations statute.

     "Senior Certificates" means certificates which are senior to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Servicing Standard" means:

         A.    the standard for servicing the servicer must follow as defined by the terms of the related Pooling Agreement and any related hazard, business interruption, rental interruption or general liability insurance policy or instrument of Credit Support included in the related trust fund as described in this
               prospectus under "Description of Credit Support" and in the prospectus supplement;

         B.    applicable law; and

         C.    the general servicing standard specified in the related
               prospectus supplement or, if no such standard is so specified, its normal servicing practices.

     "Similar Law" means any federal, state or local law materially similar to
Title I of ERISA or Section 4975 of the Code.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

      "SMMEA Certificates" means "mortgage related securities" for purposes of
SMMEA.

     "Special Servicer" means an entity as named in the prospectus supplement.

     "Stripped ARM Obligations" means OID on grantor trust certificates attributable to adjustable rate loans

     "Stripped Bond Certificates" means a class of grantor trust certificates that represents the right to principal and interest, or principal only, on all or a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Coupon Certificates" means a class of grantor trust certificates that represents the right to some or all of the interest on a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Interest Certificates" means certificates which are entitled to interest distributions with disproportionately low, nominal or no principal distributions.

                                     -117-

     "Stripped Principal Certificates" means certificates which are entitled to principal distributions with disproportionately low, nominal or no interest distributions.

     "Subordinate Certificates" means certificates which are subordinate to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Subservicer" means third-party servicers.

     "Subservicing Agreement" means a sub-servicing agreement between a master servicer and a Subservicer.

     "Super-Premium Certificates" means certain REMIC Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances.

     "Title V" means Title V of the depository Institutions Deregulation and
Monetary Control Act of 1980.

     "Trust Agreement" means the Agreement under certificates of a series evidencing interests in a trust fund not including Whole Loans will be issued.

     "Trust Fund" means the trust fund created by the Agreement consisting primarily of:

     o   Mortgage Loans

     o   MBS

     o   direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are (a) interest-bearing securities,
         (b) non-interest-bearing securities, (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d) government securities, or

     o   a combination of mortgage loans, MBS and government securities.

     "Underlying MBS" means any mortgage participations, pass-through certificates or other asset-backed certificates in which an MBS evidences an interest or which secure an MBS.

     "Underlying Mortgage Loans" means the mortgage loans that secure, or the interests in which are evidenced by, MBS.

     "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), an estate the income of which from sources outside the United States is included in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. In addition, certain trusts treated as U.S. Persons before August 20, 1996 may elect to continue to be so treated to the extent provided in regulations.

     "Value" means,

     (a) with respect to any mortgaged property other than a mortgaged property securing a Refinance Loan, generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan, and

     o   the sales price for that property; and

                                     -118-

     (b) with respect to any Refinance Loan, unless otherwise specified in the related prospectus supplement, the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan.

     "Warranting Party" means the person making representations and warranties.

     "Whole Loans" means the mortgage loans that are not Underlying Mortgage
Loans.

                                     -119-

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